UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1:	Report(s) to Shareholders.

Annual Report  |  October 31, 2017
Laudus MarketMasters Funds™

Laudus Small-Cap MarketMasters Fund™
Laudus International MarketMasters Fund™

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Two distinct Funds, each combining the expertise of leading investment managers with CSIM’s overall supervision.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Laudus MarketMasters Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2017
Laudus Small-Cap MarketMasters Fund
Investor Shares (Ticker Symbol: SWOSX)	25.89%
Select Shares® (Ticker Symbol: SWMSX)	26.02%
Russell 2000® Index	27.85%
Fund Category: Morningstar Small Blend[1]	24.89%
Performance Details	pages 8-11

Laudus International MarketMasters Fund
Investor Shares[2] (Ticker Symbol: SWOIX)	28.35%
Select Shares®[2] (Ticker Symbol: SWMIX)	28.52%
MSCI EAFE® Index (Net)[3]	23.44%
Fund Category: Morningstar Foreign Large Growth[1]	25.00%
Performance Details	pages 12-15

Minimum Initial Investment[4]
Investor Shares	$ 100
Select Shares®	$ 50,000
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Small-company stocks are subject to greater volatility than other asset categories.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Laudus MarketMasters Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Investors tend to think about risk differently. But one ingredient we’ve found that holds fairly consistent is that while investors seek attractive returns, they also want to preserve their capital and protect against the downside. Eight years into the current bull market, we find it an appropriate time to revisit the topic with you, and assure you of our commitment to risk management.
We introduced the Laudus MarketMasters Funds to help meet the needs of investors who want access to multiple institutional investment managers while diversifying their portfolios with investments in international markets and small-cap stocks. Both asset classes offer diverse growth opportunities for investors.
Of course, investing in these asset classes entails a different set of risks than those faced when investing in U.S. large-cap stocks. International risks can and often do include geopolitical instability, regime change, currency fluctuations, and changes in local laws and regulations. Small caps, on the other hand, may be vulnerable to factors such as low liquidity, limited access to capital, and unproven business models. Active managers can play a vital role in addressing these challenges, by setting firm parameters around investments included in the funds’ portfolios and monitoring for market changes that could change the outlook.
The team at Charles Schwab Investment Management (CSIM) that oversees manager selection and provides ongoing oversight of the Laudus MarketMasters Funds’ sub-advisers makes risk management an integral part of its process. Each sub-adviser candidate is analyzed by quantitative factors such as consistency of returns and performance over a full market cycle, and qualitative factors such as experience, risk controls, and investment process. The CSIM team evaluates each sub-adviser’s risk from multiple perspectives, including risks tied to investments, operations, legal matters, and compliance. Then the team makes on-site visits to meet not just with the portfolio managers, but also with the supporting analysts, risk team, and senior management. In addition, because multi-manager strategies combine the skills and expertise of diverse investment managers in one fund, investment risk is spread across these managers within the fund.

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Laudus MarketMasters Funds
From the President (continued)

“ Each sub-adviser candidate is analyzed by quantitative factors such as consistency of returns and performance over a full market cycle, and qualitative factors such as experience of the team, risk controls, and investment process.”
Our commitment to helping our shareholders manage risk through a disciplined approach continues to garner us recognition as a trusted asset manager. Earlier this year, we were named one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, and repeatable investment strategies. While we’re proud of such achievements, most importantly, we’re honored to serve our investors. We’re committed to putting investors first—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Laudus MarketMasters Funds and for the funds’ financial statements, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.
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Laudus MarketMasters Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2017, both U.S. and international equity markets generated solid returns. Stocks rallied amid potential policy changes in Washington, generally accommodative central bank policy measures, and strengthening global growth. Due in part to solid global economic growth, traditionally cyclical sectors, such as Information Technology and Health Care, generally outperformed more value-oriented sectors, such as Consumer Staples and Energy. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 23.63%, while the Russell 2000® Index, a U.S. small-cap company performance measure, returned 27.85%. Internationally, the MSCI EAFE® Index (Net)*, a broad measure of international developed equity performance, returned 23.44% for the 12-month reporting period.
Global economic growth improved over the reporting period. In August, all 45 of the major economies tracked by the Organization for Economic Cooperation and Development were growing together for the first time in a decade, with many on track to grow faster than they did in 2016. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. After a slow 2016 and beginning to 2017, quarterly gross domestic product (GDP) picked up in the second quarter to an annualized pace of 3.1%, driven by an increase in personal consumption expenditures. Consumer confidence also remained high, peaking soon after the U.S. presidential election and remaining elevated throughout the reporting period. Internationally, the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. GDP also grew in Japan over the reporting period amid strong consumer spending and exports, marking seven straight quarters of growth and the longest run in nearly two decades.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Laudus MarketMasters Funds
The Investment Environment (continued)

During the 12-month reporting period, monetary policy remained generally accommodative across the globe, though several central banks took steps toward tighter policies. In the U.S., the Federal Reserve (Fed) raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. The increases were in increments of 0.25%, with the federal funds rate ending the reporting period in a range of 1.00% to 1.25%. However, even with progress toward a more normalized interest rate environment, U.S. interest rates remained low by historical averages. The Fed also announced in September it would begin unwinding its $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. Outside the U.S., the European Central Bank (ECB) announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England (BoE) maintained interest rates at or near record lows, while the Bank of Japan introduced yield curve management as a policy tool in September 2017 and maintained negative interest rates throughout the reporting period. Though inflation remained stubbornly low across much of Europe and Asia, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. (After the end of the reporting period in early November, the BoE raised its benchmark rate to 0.5%—the first increase in 10 years.)
Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea. Otherwise market volatility, as measured by the CBOE Volatility Index®1 (or VIX®), fell over the reporting period, hitting an all-time low in early October. These low levels of volatility, combined with high consumer confidence, contributed to the momentum-driven rally in cyclical sectors. Meanwhile, most equities rose over the 12-month reporting period, with stock markets in the U.S. reaching record highs several times over the year. In late 2016 and early 2017, U.S. stocks rallied amid expectations for policy changes from the Trump administration, including financial deregulation, increased infrastructure spending, and tax reform. As the reporting period continued and meaningful progress stalled in Washington, strong corporate earnings and solid underlying economic data drove the positive performance of U.S. stocks. Outside the U.S., the performance of international developed stocks continued to be supported by generally accommodative monetary policies and improving global growth.
[1]	The CBOE Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
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Laudus MarketMasters Funds
Fund Management

Omar Aguilar, Ph.D., Senior Vice President and Chief Investment Officer of Equities and Multi-Asset Strategies, has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing assets from leading retirement plan sponsors in the defined contribution market. Prior to joining Financial Engines in 2009, Mr. Aguilar was the head of quantitative equity for ING Investment Management, where he was responsible for building and developing the firm’s quantitative equity group. He joined ING in 2004 from Lehman Brothers, where he served as the head of quantitative research for its alternative investment management business. Prior to that, he was a director of quantitative research and portfolio manager with Merrill Lynch Investment Management and Bankers Trust.

Jane Shi, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2011, Ms. Shi was a vice president investment analyst at Bailard, Inc. since 2006, where she developed quantitative models for domestic equity and tactical asset allocation strategies, and was also responsible for performance measurement and attribution. Prior to that, she was a treasury analyst at Sun Microsystems, Inc.
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Laudus Small-Cap MarketMasters Fund

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment sub-advisers with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser comparative indices may differ from a fund’s comparative index.
Market Highlights. U.S. stocks performed well over the reporting period, with small-cap stocks outperforming large-cap stocks. Expectations for policy changes from the Trump administration and strong corporate earnings drove this performance, as did solid economic data in both the U.S. and abroad. The Federal Reserve raised short-term interest rates three times during the 12-month reporting period, signaling its continued confidence in the U.S. economy and future inflation, while market volatility remained historically low. From a sector perspective among U.S. small-cap stocks, the Health Care and Industrials sectors were the top performers, while the Energy and Consumer Staples sectors lagged behind.
Performance. For the 12-month reporting period ended October 31, 2017, the Investor Shares of the Laudus Small-Cap MarketMasters Fund (the fund) returned 25.89%, underperforming the fund’s comparative index, the Russell 2000® Index (the index), which returned 27.85%.
Positioning and Strategies. Over the 12-month reporting period, three of the fund’s underlying sub-advisers underperformed their comparative indices, while the remaining sub-adviser outperformed.
Wellington Management Company LLP, the fund’s value sub-adviser, detracted from the fund’s relative performance for the reporting period, as a result of Wellington underperforming its comparative index, the Russell 2000® Value Index. Wellington’s stock selection detracted across multiple sectors, most significantly within the Industrials, Consumer Discretionary, and Consumer Staples sectors. Its sector allocations also detracted from relative performance, most notably from its underweights of the Financials and Information Technology sectors.
Voya Investment Management Co. LLC, with its small-cap growth focus, was added as a sub-adviser to the fund in January of this year. From January 9, 2017, to the end of the reporting period, Voya underperformed its comparative index, but generated a positive return and contributed to the fund’s relative performance. Voya’s underperformance was primarily due to stock selection within the Consumer Discretionary and Information Technology sectors. Its allocation across sectors contributed, however, most notably due to its underweight to the Consumer Staples sector and overweight to the Telecommunication Services sector.
The Boston Company Asset Management LLC, which employs a small-mid-cap core strategy, generated a positive return and outperformed its comparative index, contributing to the fund’s relative performance. This outperformance was primarily due to stock selection in the Financials, Consumer Discretionary, and Industrials sectors. Its sector allocations detracted from relative performance, however, most significantly from its overweight of the Consumer Discretionary sector and underweight of the Health Care sector. This was not enough to offset the positive effects of The Boston Company’s stock selection.
Mellon Capital Management Corp. seeks to track the performance of the fund’s index, employing a strategic trading approach to minimize transaction costs and preserve value. From the beginning of the reporting period through January 8, 2017, the fund’s allocation to Mellon performed in line with this objective, slightly underperforming its comparative index. Please note that in connection with the addition of Voya as sub-adviser to the fund, effective January 9, 2017, Mellon no longer actively manages fund assets.

Management views may have changed since the report date.
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Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.

Performance of Hypothetical Investment (October 31, 2007 – October 31, 2017)1

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
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Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Investor Shares (9/16/97)	25.89%	11.13%	5.24%
Select Shares® (6/9/04)	26.02%	11.29%	5.39%
Russell 2000® Index	27.85%	14.49%	7.63%
Fund Category: Morningstar Small Blend[2]	24.89%	13.40%	7.07%
Fund Expense Ratios[3]: Investor Shares: Net 1.35%; Gross 1.56% / Select Shares: Net 1.20%; Gross 1.52%

Investment Managers and Allocations4
Investment Managers	Investment Style	% of Net Assets
Voya Investment Management Co. LLC	Small-Cap Growth	39.9%
Wellington Management Company, LLP	Small-Cap Value	36.0%
The Boston Company Asset Management, LLC	Small-/Mid-Cap Core	22.4%
Mellon Capital Management Corp.	Small-Cap Blend	0.0% [5]
Cash & other assets		1.7%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
[5]	Less than 0.05%.
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Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	276
Weighted Average Market Cap (millions)	$3,047
Price/Earnings Ratio (P/E)	23.5
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	106%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Laudus International MarketMasters Fund

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment sub-advisers with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser comparative indices may differ from a fund’s comparative index.
Market Highlights. Both developed international large-cap and emerging market stocks generated solid gains over the 12-month reporting period. Global economic growth strengthened and despite a few spikes tied to elections and geopolitical tensions, market volatility was historically low. Meanwhile, many central banks, including the European Central Bank and the Bank of Japan, maintained generally accommodative monetary policies. In addition, many international currencies appreciated against the U.S. dollar over the reporting period, generally enhancing returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month period ended October 31, 2017, the Investor Shares of the Laudus International MarketMasters Fund (the fund) returned 28.35%, outperforming the fund’s comparative index, the MSCI EAFE® Index (Net) (the index), which returned 23.44%.
Positioning and Strategies. Over the 12-month reporting period, all four of the fund’s active underlying sub-advisers outperformed their comparative indices.
Among the fund’s four active sub-advisers, Harris Associates L.P. posted the strongest absolute return and outperformed its international value comparative index. Harris’s stock selection contributed positively to both its performance relative to its comparative index and to the fund’s relative performance, primarily due to selection in the Financials and Industrials sectors, and within the United Kingdom and France. Harris’s allocation across sectors and country segments detracted slightly from the fund’s relative performance, most notably in the Consumer Discretionary and Energy sectors and in Spain and Mexico.
American Century Investment Management, Inc., which focuses on international small-cap growth, also contributed positively to both relative and absolute performance. American Century outperformed its comparative index, largely due to stock selection in the Health Care and Materials sectors, and in Canada and China. American Century’s sector allocations further boosted its relative contribution, most notably due to its overweights to the Information Technology and Real Estate sectors.
The fund’s exposure to William Blair Investment Management, LLC, with its focus on international multi-cap growth, contributed to the fund’s overall relative performance. Stock selection across market sectors contributed, especially in the Health Care and Materials sectors. From a sector allocation standpoint, William Blair’s underweight of the Consumer Staples sector and overweight of the Financials sector also contributed to relative performance. Overall stock selection within country segments contributed to relative performance, most notably in Switzerland and India, while stock selection in Brazil and France detracted.
The fund’s allocation to Mondrian Investment Partners Limited, with its international small-cap value focus, positively contributed to total return and contributed to performance relative to the index. Mondrian outperformed its comparative index, largely due to allocation across sectors, most notably due to an overweight to the Industrials sector, an underweight to the Real Estate sector, and lack of exposure to the Energy sector. Mondrian’s stock selection also enhanced performance, most significantly within the Consumer Staples and Real Estate sectors. Geographically, Mondrian’s allocation to Japan provided the strongest contribution, while allocation to New Zealand detracted the most.
Mellon Capital Management Corp. seeks to track the performance of the fund’s index by employing a strategic trading approach to minimize transaction costs and preserve value. Over the 12-month reporting period, the fund’s allocation to Mellon performed in line with this objective, outperforming its comparative index.
Over the 12-month reporting period, the fund made no active adjustments to its investment manager exposures.

Management views may have changed since the report date.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/laudusfunds_prospectus.

Performance of Hypothetical Investment (October 31, 2007 – October 31, 2017)1

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Investor Shares (10/16/96)	28.35%	9.98%	3.46%
Select Shares® (4/2/04)	28.52%	10.14%	3.61%
MSCI EAFE® Index (Net)[2]	23.44%	8.53%	1.10%
MSCI EAFE® Index (Gross)	24.01%	9.01%	1.58%
Fund Category: Morningstar Foreign Large Growth[3]	25.00%	9.13%	1.90%
Fund Expense Ratios[4]: Investor Shares: Net 1.40%; Gross 1.61% / Select Shares: Net 1.25%; Gross 1.54%

Investment Managers and Allocations5
Investment Managers	Investment Style	% of Net Assets
American Century Investment Management, Inc.	International Small-Cap Growth	27.9%
Harris Associates L.P.	International Large-Cap Value	26.3%
Mondrian Investment Partners Limited	International Small-Cap Value	21.3%
William Blair Investment Management, LLC	International Multi-Cap Growth	20.2%
Mellon Capital Management Corp.	International Blend	3.5%
Cash & other assets		0.8%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	1,228
Weighted Average Market Cap (millions)	$29,595
Price/Earnings Ratio (P/E)	19.1
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	71%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Laudus MarketMasters Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2017 and held through October 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2]
Laudus Small-Cap MarketMasters Fund
Investor Shares
Actual Return	1.35%	$1,000.00	$1,048.80	$6.97
Hypothetical 5% Return	1.35%	$1,000.00	$1,018.39	$6.87
Select Shares
Actual Return	1.20%	$1,000.00	$1,049.40	$6.20
Hypothetical 5% Return	1.20%	$1,000.00	$1,019.15	$6.11
Laudus International MarketMasters Fund
Investor Shares
Actual Return	1.40%	$1,000.00	$1,143.70	$7.56
Hypothetical 5% Return	1.40%	$1,000.00	$1,018.14	$7.12
Select Shares
Actual Return	1.25%	$1,000.00	$1,144.30	$6.76
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.90	$6.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
16
Laudus MarketMasters Funds  |  Annual Report

Laudus Small-Cap MarketMasters Fund
Financial Statements
Financial Highlights
Investor Shares	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$16.22	$17.42	$18.02	$17.28	$13.14
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00 [2]	0.01	(0.05)	(0.05)	(0.02)
Net realized and unrealized gains (losses)	4.19	(0.15)	(0.17) [3]	0.79	4.16
Total from investment operations	4.19	(0.14)	(0.22)	0.74	4.14
Less distributions:
Distributions from net investment income	(0.03)	—	(0.03)	—	—
Distributions from net realized gains	(0.19)	(1.06)	(0.35)	—	—
Total distributions	(0.22)	(1.06)	(0.38)	—	—
Net asset value at end of period	$20.19	$16.22	$17.42	$18.02	$17.28
Total return	25.89%	(0.64%)	(1.18%)	4.28%	31.51%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross operating expenses	1.56%	1.56%	1.55%	1.56%	1.59%
Net investment income (loss)	0.01%	0.04%	(0.26%)	(0.26%)	(0.16%)
Portfolio turnover rate	106%	85%	51%	79%	97%
Net assets, end of period (x 1,000,000)	$65	$55	$62	$70	$76

Select Shares	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$16.55	$17.73	$18.33	$17.56	$13.33
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.03	(0.02)	(0.02)	(0.00) [2]
Net realized and unrealized gains (losses)	4.26	(0.15)	(0.17) [3]	0.79	4.23
Total from investment operations	4.29	(0.12)	(0.19)	0.77	4.23
Less distributions:
Distributions from net investment income	(0.05)	—	(0.06)	—	—
Distributions from net realized gains	(0.19)	(1.06)	(0.35)	—	—
Total distributions	(0.24)	(1.06)	(0.41)	—	—
Net asset value at end of period	$20.60	$16.55	$17.73	$18.33	$17.56
Total return	26.02%	(0.50%)	(0.99%)	4.39%	31.73%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Gross operating expenses	1.51%	1.52%	1.51%	1.51%	1.53%
Net investment income (loss)	0.15%	0.19%	(0.09%)	(0.13%)	(0.03%)
Portfolio turnover rate	106%	85%	51%	79%	97%
Net assets, end of period (x 1,000,000)	$122	$98	$107	$122	$113
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
17
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.schwabfunds.com/laudusfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 93.2% of net assets

Automobiles & Components 0.6%
Dana, Inc.	25,356	773,105
Visteon Corp. *	3,159	398,160
		1,171,265

Banks 10.2%
1st Source Corp.	12,870	660,360
Banc of California, Inc.	31,920	671,916
Banner Corp.	10,103	579,104
FCB Financial Holdings, Inc., Class A *	10,930	510,431
First Busey Corp.	32,368	1,007,292
First Interstate BancSystem, Inc., Class A	14,850	583,605
First Midwest Bancorp, Inc.	73,839	1,704,943
Flushing Financial Corp.	34,395	1,031,162
Great Western Bancorp, Inc.	54,127	2,197,015
Hancock Holding Co.	33,295	1,623,131
Home BancShares, Inc.	34,550	776,684
International Bancshares Corp.	29,128	1,182,597
KeyCorp	20,275	370,019
MB Financial, Inc.	33,125	1,521,762
MGIC Investment Corp. *	106,329	1,520,505
Northwest Bancshares, Inc.	91,889	1,550,167
Pinnacle Financial Partners, Inc.	5,156	341,327
SVB Financial Group *	2,666	584,600
Texas Capital Bancshares, Inc. *	6,760	581,698
		18,998,318

Capital Goods 11.3%
Actuant Corp., Class A	24,223	617,686
Albany International Corp., Class A	25,022	1,510,078
Astronics Corp. *	8,220	282,768
Beacon Roofing Supply, Inc. *	13,328	738,504
CIRCOR International, Inc.	23,128	1,016,476
Cubic Corp.	31,444	1,715,270
Curtiss-Wright Corp.	6,448	762,476
EMCOR Group, Inc.	9,648	776,760
EnPro Industries, Inc.	6,992	585,510
ESCO Technologies, Inc.	21,484	1,244,998
GATX Corp.	15,121	898,339
Granite Construction, Inc.	12,101	770,713
Lindsay Corp.	7,025	643,209
Luxfer Holdings plc ADR	49,561	613,565
Mueller Industries, Inc.	54,972	1,910,277
Primoris Services Corp.	31,245	883,296
Regal Beloit Corp.	6,214	504,266
Simpson Manufacturing Co., Inc.	12,144	676,907
Teledyne Technologies, Inc. *	3,043	517,188
Tennant Co.	3,705	256,942
Thermon Group Holdings, Inc. *	50,302	1,081,996
TriMas Corp. *	67,352	1,788,196
Watts Water Technologies, Inc., Class A	8,536	575,326
Woodward, Inc.	9,805	758,221
		21,128,967

Security	Number of Shares	Value ($)
Commercial & Professional Services 6.7%
ACCO Brands Corp. *	81,142	1,058,903
Deluxe Corp.	5,360	373,324
Essendant, Inc.	34,314	332,159
Exponent, Inc.	1,321	97,556
Forrester Research, Inc.	30,107	1,315,676
FTI Consulting, Inc. *	32,784	1,401,516
Healthcare Services Group, Inc.	12,204	645,470
Huron Consulting Group, Inc. *	20,676	756,742
ICF International, Inc. *	11,730	629,901
Knoll, Inc.	27,719	588,197
Korn/Ferry International	9,865	412,653
Matthews International Corp., Class A	26,878	1,689,282
Mistras Group, Inc. *	35,380	743,334
Nielsen Holdings plc	5,780	214,265
SP Plus Corp. *	23,870	924,962
Steelcase, Inc., Class A	38,345	557,920
The Brink's Co.	10,505	799,430
		12,541,290

Consumer Durables & Apparel 2.0%
American Outdoor Brands Corp. *	23,160	331,883
CalAtlantic Group, Inc.	3,548	175,058
G-III Apparel Group Ltd. *	30,312	768,106
Helen of Troy Ltd. *	4,720	438,488
Nautilus, Inc. *	19,439	252,707
Sturm, Ruger & Co., Inc.	5,845	289,620
TRI Pointe Group, Inc. *	52,900	935,801
Universal Electronics, Inc. *	10,310	618,600
		3,810,263

Consumer Services 3.2%
Boyd Gaming Corp.	20,385	595,854
Bright Horizons Family Solutions, Inc. *	5,597	483,021
Dave & Buster's Entertainment, Inc. *	12,840	618,888
Del Taco Restaurants, Inc. *	20,545	260,716
Eldorado Resorts, Inc. *	9,035	232,199
Extended Stay America, Inc.	29,281	580,349
Jack in the Box, Inc.	6,258	647,766
Penn National Gaming, Inc. *	14,774	385,454
Planet Fitness, Inc., Class A	53,950	1,437,228
Sotheby's *	15,090	781,964
		6,023,439

Diversified Financials 3.7%
Ally Financial, Inc.	37,476	979,248
E*TRADE Financial Corp. *	9,078	395,710
Eaton Vance Corp.	9,751	492,133
FNFV Group *	22,079	380,863
Green Dot Corp., Class A *	7,099	401,945
Houlihan Lokey, Inc.	12,162	506,304
Ladder Capital Corp.	1	13
Leucadia National Corp.	34,399	870,295
Moelis & Co., Class A	10,655	455,501
OM Asset Management plc	30,120	460,234

18
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Raymond James Financial, Inc.	4,412	374,049
SLM Corp. *	92,795	982,699
Solar Capital Ltd.	25,990	551,248
		6,850,242

Energy 2.7%
Arch Coal, Inc., Class A	8,498	649,417
Cabot Oil & Gas Corp.	3,272	90,634
Carrizo Oil & Gas, Inc. *	21,178	374,639
Dorian LPG Ltd. *	44,110	315,386
Dril-Quip, Inc. *	3,544	149,202
Era Group, Inc. *	29,256	314,795
Oasis Petroleum, Inc. *	37,088	350,482
Resolute Energy Corp. *	16,810	504,804
Scorpio Tankers, Inc.	170,897	608,393
SEACOR Holdings, Inc. *	16,744	790,317
SEACOR Marine Holdings, Inc. *	20,814	294,518
Tesco Corp. *	31,370	120,775
Unit Corp. *	11,337	212,229
US Silica Holdings, Inc.	10,200	311,202
		5,086,793

Food & Staples Retailing 0.5%
Smart & Final Stores, Inc. *	94,090	564,540
U.S. Foods Holding Corp. *	10,640	290,259
		854,799

Food, Beverage & Tobacco 0.4%
Blue Buffalo Pet Products, Inc. *	9,550	276,282
Vector Group Ltd.	17,903	372,024
		648,306

Health Care Equipment & Services 7.2%
Allscripts Healthcare Solutions, Inc. *	93,145	1,255,595
Amedisys, Inc. *	14,445	694,949
AMN Healthcare Services, Inc. *	6,100	267,790
Brookdale Senior Living, Inc. *	92,499	927,765
Chemed Corp.	3,849	859,982
CorVel Corp. *	10,546	632,760
Evolent Health, Inc., Class A *	17,688	287,430
Haemonetics Corp. *	21,808	1,037,188
HealthEquity, Inc. *	14,871	746,822
HealthSouth Corp.	19,206	886,165
Hill-Rom Holdings, Inc.	6,967	562,307
ICU Medical, Inc. *	2,607	498,198
Magellan Health, Inc. *	5,680	484,504
Masimo Corp. *	4,271	374,823
Medidata Solutions, Inc. *	12,018	904,114
Merit Medical Systems, Inc. *	15,759	599,630
Natus Medical, Inc. *	16,955	718,892
NuVasive, Inc. *	11,876	673,725
Omnicell, Inc. *	7,430	370,014
Owens & Minor, Inc.	9,829	241,498
Select Medical Holdings Corp. *	25,253	483,595
		13,507,746

Insurance 1.4%
AMERISAFE, Inc.	8,392	542,962
Kemper Corp.	20,850	1,336,485
Primerica, Inc.	5,760	509,760
State National Cos., Inc.	13,791	289,887
		2,679,094

Security	Number of Shares	Value ($)
Materials 7.3%
Boise Cascade Co. *	18,668	661,781
Commercial Metals Co.	24,711	481,370
Compass Minerals International, Inc.	4,515	296,184
Deltic Timber Corp.	15,783	1,461,664
Ferroglobe Representation & Warranty Insurance *(b)	1,153	—
Goldcorp, Inc.	12,432	162,362
Greif, Inc., Class A	35,625	1,978,256
H.B. Fuller Co.	6,918	393,427
Huntsman Corp.	16,791	537,648
KapStone Paper & Packaging Corp.	21,437	481,475
Kinross Gold Corp. *	67,913	268,256
Methanex Corp.	8,070	393,413
Minerals Technologies, Inc.	7,420	533,498
Neenah Paper, Inc.	8,050	698,740
Orion Engineered Carbons S.A.	36,130	854,474
Packaging Corp. of America	5,817	676,343
PolyOne Corp.	11,112	511,930
Sensient Technologies Corp.	19,836	1,508,528
US Concrete, Inc. *	6,121	478,662
Valvoline, Inc.	20,011	480,664
Westlake Chemical Corp.	3,117	264,664
Worthington Industries, Inc.	11,700	532,350
		13,655,689

Media 1.4%
AMC Entertainment Holdings, Inc., Class A	16,700	232,130
Nexstar Media Group, Inc., Class A	19,656	1,254,053
Sinclair Broadcast Group, Inc., Class A	34,003	1,077,895
		2,564,078

Pharmaceuticals, Biotechnology & Life Sciences 6.1%
Aerie Pharmaceuticals, Inc. *	5,757	355,495
Amicus Therapeutics, Inc. *	14,135	201,282
Bluebird Bio, Inc. *	2,365	328,972
Catalent, Inc. *	18,399	783,613
Clovis Oncology, Inc. *	5,437	409,787
Dermira, Inc. *	18,533	496,128
Epizyme, Inc. *	11,146	186,138
Exact Sciences Corp. *	9,564	525,924
FibroGen, Inc. *	7,880	440,098
INC Research Holdings, Inc., Class A *	7,550	431,483
Jazz Pharmaceuticals plc *	4,195	593,718
Lexicon Pharmaceuticals, Inc. *	17,367	176,970
Loxo Oncology, Inc. *	4,154	357,909
MacroGenics, Inc. *	10,782	213,376
Pacira Pharmaceuticals, Inc. *	7,802	250,054
Phibro Animal Health Corp., Class A	1,803	67,883
Portola Pharmaceuticals, Inc. *	4,829	238,601
PRA Health Sciences, Inc. *	7,370	600,139
Prestige Brands Holdings, Inc. *	15,474	725,731
Prothena Corp. plc *	4,890	283,865
Puma Biotechnology, Inc. *	4,100	521,930
Radius Health, Inc. *	10,181	326,912
Sage Therapeutics, Inc. *	17,219	1,089,618
Sarepta Therapeutics, Inc. *	7,869	388,020
TherapeuticsMD, Inc. *	293,534	1,385,480
		11,379,126

Real Estate 3.3%
Corporate Office Properties Trust	24,777	791,129
DiamondRock Hospitality Co.	62,736	681,313
EastGroup Properties, Inc.	7,071	640,562

19
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Education Realty Trust, Inc.	26,117	911,483
QTS Realty Trust, Inc., Class A	10,701	619,053
Ramco-Gershenson Properties Trust	74,690	943,335
Summit Hotel Properties, Inc.	56,854	898,862
Urban Edge Properties	26,904	631,168
		6,116,905

Retailing 2.5%
At Home Group, Inc. *	19,050	390,525
Big Lots, Inc.	16,965	870,474
Camping World Holdings, Inc., Class A	15,480	650,470
Fred's, Inc., Class A	60,016	264,670
Lithia Motors, Inc., Class A	12,450	1,409,091
The Cato Corp., Class A	25,870	332,688
The Children's Place, Inc.	6,322	687,834
		4,605,752

Semiconductors & Semiconductor Equipment 2.5%
Impinj, Inc. *	9,920	338,669
Integrated Device Technology, Inc. *	24,344	756,368
Marvell Technology Group Ltd.	3,635	67,139
Maxim Integrated Products, Inc.	11,463	602,266
Microsemi Corp. *	14,764	787,955
MKS Instruments, Inc.	4,460	484,579
Monolithic Power Systems, Inc.	5,398	656,775
Power Integrations, Inc.	7,832	629,301
Teradyne, Inc.	6,997	300,101
United Microelectronics Corp. ADR	3,284	8,538
		4,631,691

Software & Services 7.8%
Acxiom Corp. *	31,910	802,856
Alteryx, Inc., Class A *	16,390	370,250
Barracuda Networks, Inc. *	14,720	343,123
Blackhawk Network Holdings, Inc. *	19,995	678,830
BroadSoft, Inc. *	2,949	161,753
CommVault Systems, Inc. *	7,105	369,815
Coupa Software, Inc. *	19,161	665,845
Ellie Mae, Inc. *	8,947	804,783
Envestnet, Inc. *	5,629	300,589
EPAM Systems, Inc. *	8,402	765,842
Euronet Worldwide, Inc. *	5,346	516,637
Fair Isaac Corp.	5,316	771,671
First Data Corp., Class A *	35,730	636,351
Five9, Inc. *	14,920	376,432
Guidewire Software, Inc. *	8,067	645,199
j2 Global, Inc.	10,717	794,558
Manhattan Associates, Inc. *	10,264	429,651
Nuance Communications, Inc. *	25,287	372,730
Proofpoint, Inc. *	7,172	662,765
PROS Holdings, Inc. *	12,177	275,078
Q2 Holdings, Inc. *	12,286	522,769
Rapid7, Inc. *	18,686	337,843
Square, Inc., Class A *	8,524	317,008
Teradata Corp. *	34,942	1,168,810
WNS Holdings Ltd. ADR *	28,260	1,071,619
Zendesk, Inc. *	11,445	354,795
		14,517,602

Technology Hardware & Equipment 7.1%
Belden, Inc.	26,250	2,097,637
CalAmp Corp. *	11,658	264,986
Ciena Corp. *	59,689	1,269,585
Cray, Inc. *	7,965	164,477
Security	Number of Shares	Value ($)
CTS Corp.	32,256	877,363
Diebold Nixdorf, Inc.	34,445	664,789
Electronics For Imaging, Inc. *	10,225	315,544
Infinera Corp. *	96,445	807,245
Littelfuse, Inc.	2,795	584,155
Lumentum Holdings, Inc. *	2,295	144,929
Methode Electronics, Inc.	13,559	635,917
NetApp, Inc.	11,414	507,010
NetScout Systems, Inc. *	16,773	476,353
Sanmina Corp. *	11,415	373,556
ScanSource, Inc. *	14,062	603,963
Universal Display Corp.	615	90,098
VeriFone Systems, Inc. *	39,481	753,297
Viavi Solutions, Inc. *	149,733	1,389,522
Xerox Corp.	34,673	1,050,939
Zebra Technologies Corp., Class A *	2,080	241,259
		13,312,624

Telecommunication Services 0.7%
Boingo Wireless, Inc. *	14,275	333,750
Cogent Communications Holdings, Inc.	9,325	502,617
Vonage Holdings Corp. *	51,215	416,378
		1,252,745

Transportation 3.8%
Allegiant Travel Co.	4,753	648,309
Avis Budget Group, Inc. *	34,380	1,418,175
Forward Air Corp.	14,779	848,906
JB Hunt Transport Services, Inc.	3,407	362,471
Knight-Swift Transportation Holdings, Inc. *	55,030	2,280,993
Saia, Inc. *	6,780	439,344
SkyWest, Inc.	9,519	448,345
Werner Enterprises, Inc.	19,045	678,954
		7,125,497

Utilities 0.8%
Dynegy, Inc. *	32,599	405,858
New Jersey Resources Corp.	10,583	470,414
Spire, Inc.	7,294	575,861
		1,452,133
Total Common Stock
(Cost $151,701,997)		173,914,364

Other Investment Companies 6.7% of net assets

Equity Funds 1.9%
iShares Russell 2000 ETF	13,583	2,027,399
iShares Russell 2000 Growth ETF	8,460	1,536,336
		3,563,735

Money Market Fund 4.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (a)	8,952,774	8,952,774
Total Other Investment Companies
(Cost $12,205,706)		12,516,509

20
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(b)	1,269	1,409
Tobira Therapeutics, Inc. *(b)	77	464
Total Rights
(Cost $1,413)		1,873

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, mini, expires 12/15/17	45	3,381,075	194,801

End of Investments.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CVR —	Contingent Value Rights
ETF —	Exchange-traded fund

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$160,258,675	$—	$—	$160,258,675
Materials	13,655,689	—	— *	13,655,689
Other Investment Companies[1]	12,516,509	—	—	12,516,509
Rights [1]
Pharmaceuticals, Biotechnology & Life Sciences	—	—	1,873	1,873
Futures Contracts[2]	194,801	—	—	194,801
Total	$186,625,674	$—	$1,873	$186,627,547
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
21
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See financial notes

Laudus Small-Cap MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $163,909,116)		$186,432,746
Deposit with broker for futures contracts		242,500
Receivables:
Investments sold		1,107,667
Fund shares sold		203,125
Dividends		36,014
Variation margin on futures contracts		20,646
Foreign tax reclaims		936
Prepaid expenses	+	16,414
Total assets		188,060,048
Liabilities
Payables:
Investments bought		1,299,679
Investment adviser and administrator fees		137,918
Shareholder service fees		23,118
Fund shares redeemed		4,349
Accrued expenses	+	61,394
Total liabilities		1,526,458
Net Assets
Total assets		188,060,048
Total liabilities	–	1,526,458
Net assets		$186,533,590
Net Assets by Source
Capital received from investors		142,258,648
Net realized capital gains		21,556,511
Net unrealized capital appreciation		22,718,431

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$64,807,677		3,210,557		$20.19
Select Shares	$121,725,913		5,907,919		$20.60

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Laudus Small-Cap MarketMasters Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $5,223)		$2,346,708
Interest	+	1,491
Total investment income		2,348,199
Expenses
Investment adviser and administrator fees		2,031,319
Shareholder service fees:
Investor Shares		153,271
Select Shares		219,046
Custodian fees		66,936
Professional fees		49,763
Shareholder reports		43,465
Portfolio accounting fees		41,068
Registration fees		32,457
Independent trustees’ fees		8,023
Transfer agent fees		5,393
Interest expense		93
Other expenses	+	6,699
Total expenses		2,657,533
Expense reduction by CSIM and its affiliates	–	479,316
Net expenses	–	2,178,217
Net investment income		169,982
Realized and Unrealized Gains (Losses)
Net realized gains on investments		21,695,620
Net realized gains on futures contracts	+	150,066
Net realized gains		21,845,686
Net change in unrealized appreciation (depreciation) on investments		16,873,394
Net change in unrealized appreciation (depreciation) on futures contracts	+	213,604
Net change in unrealized appreciation (depreciation)	+	17,086,998
Net realized and unrealized gains		38,932,684
Increase in net assets resulting from operations		$39,102,666
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Laudus MarketMasters Funds  |  Annual Report
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Laudus Small-Cap MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$169,982	$210,511
Net realized gains		21,845,686	1,168,816
Net change in unrealized appreciation (depreciation)	+	17,086,998	(2,420,138)
Increase (decrease) in net assets from operations		39,102,666	(1,040,811)
Distributions to Shareholders
Distributions from net investment income
Investor Shares		(88,307)	—
Select Shares	+	(286,345)	—
Total distributions from net investment income		(374,652)	—
Distributions from net realized gains
Investor Shares		(624,867)	(3,793,537)
Select Shares	+	(1,055,222)	(6,231,390)
Total distributions from net realized gains		(1,680,089)	(10,024,927)
Total distributions		($2,054,741)	($10,024,927)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		150,756	$2,838,923	40,792	$680,024
Select Shares	+	470,039	9,097,237	315,043	5,053,827
Total shares sold		620,795	$11,936,160	355,835	$5,733,851
Shares Reinvested
Investor Shares		33,695	$630,426	212,542	$3,368,785
Select Shares	+	68,980	1,315,446	378,685	6,115,760
Total shares reinvested		102,675	$1,945,872	591,227	$9,484,545
Shares Redeemed
Investor Shares		(361,547)	($6,831,172)	(440,313)	($7,015,212)
Select Shares	+	(552,290)	(10,492,211)	(782,174)	(13,027,787)
Total shares redeemed		(913,837)	($17,323,383)	(1,222,487)	($20,042,999)
Net transactions in fund shares		(190,367)	($3,441,351)	(275,425)	($4,824,603)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,308,843	$152,927,016	9,584,268	$168,817,357
Total increase or decrease	+	(190,367)	33,606,574	(275,425)	(15,890,341)
End of period		9,118,476	$186,533,590	9,308,843	$152,927,016
Net investment income not yet distributed			$—		$205,940
24
Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Financial Statements
Financial Highlights
Investor Shares	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$21.17	$22.71	$22.95	$23.68	$19.03
Income (loss) from investment operations:
Net investment income (loss)	0.18 [1]	0.17 [1]	0.18 [1]	0.25	0.23
Net realized and unrealized gains (losses)	5.78	(0.24)	(0.10)	(0.66)	4.85
Total from investment operations	5.96	(0.07)	0.08	(0.41)	5.08
Less distributions:
Distributions from net investment income	(0.15)	(0.27)	(0.32)	(0.32)	(0.43)
Distributions from net realized gains	—	(1.20)	—	—	—
Total distributions	(0.15)	(1.47)	(0.32)	(0.32)	(0.43)
Net asset value at end of period	$26.98	$21.17	$22.71	$22.95	$23.68
Total return	28.35%	(0.14%)	0.39%	(1.73%)	27.23%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Gross operating expenses	1.61%	1.61%	1.59%	1.59%	1.60%
Net investment income (loss)	0.76%	0.81%	0.76%	1.06%	1.10%
Portfolio turnover rate	71%	69%	72%	74%	65%
Net assets, end of period (x 1,000,000)	$512	$447	$536	$631	$675

Select Shares	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$21.16	$22.71	$22.95	$23.68	$19.03
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.19 [1]	0.21 [1]	0.28	0.28
Net realized and unrealized gains (losses)	5.76	(0.23)	(0.10)	(0.65)	4.83
Total from investment operations	5.98	(0.04)	0.11	(0.37)	5.11
Less distributions:
Distributions from net investment income	(0.18)	(0.31)	(0.35)	(0.36)	(0.46)
Distributions from net realized gains	—	(1.20)	—	—	—
Total distributions	(0.18)	(1.51)	(0.35)	(0.36)	(0.46)
Net asset value at end of period	$26.96	$21.16	$22.71	$22.95	$23.68
Total return	28.52%	0.00% [2]	0.56%	(1.57%)	27.43%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross operating expenses	1.53%	1.54%	1.50%	1.47%	1.44%
Net investment income (loss)	0.92%	0.93%	0.91%	1.20%	1.26%
Portfolio turnover rate	71%	69%	72%	74%	65%
Net assets, end of period (x 1,000,000)	$1,229	$1,063	$1,395	$1,592	$1,590
1
Calculated based on the average shares outstanding during the period.
2
Less than 0.005%.
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Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.schwabfunds.com/laudusfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 96.9% of net assets

Argentina 0.0%
Grupo Financiero Galicia S.A.	9,502	521,660

Australia 3.4%
AGL Energy Ltd.	2,729	52,837
ALS Ltd.	998,090	5,992,374
Alumina Ltd.	9,544	17,127
Amcor Ltd.	4,684	56,847
AMP Ltd.	2,073,993	7,903,997
APA Group	4,591	30,129
Aristocrat Leisure Ltd.	2,231	40,333
ASX Ltd.	809	33,472
Aurizon Holdings Ltd.	8,450	33,536
AusNet Services	8,703	11,802
Australia & New Zealand Banking Group Ltd.	12,027	276,002
Bank of Queensland Ltd.	1,590	16,277
Bendigo & Adelaide Bank Ltd.	1,903	16,598
BHP Billiton Ltd.	13,217	272,122
BlueScope Steel Ltd.	2,454	24,160
Boral Ltd.	4,665	25,598
Brambles Ltd.	6,414	46,510
Caltex Australia Ltd.	1,038	27,254
Challenger Ltd.	2,338	23,849
Charter Hall Retail REIT	1,776,835	5,527,191
CIMIC Group Ltd.	395	14,654
Coca-Cola Amatil Ltd.	2,276	14,209
Cochlear Ltd.	228	30,713
Commonwealth Bank of Australia	7,085	421,453
Computershare Ltd.	1,846	22,068
Costa Group Holdings Ltd.	1,170,883	5,571,293
Crown Resorts Ltd.	1,727	15,357
CSL Ltd.	1,876	199,721
Dexus	4,253	31,846
Domino's Pizza Enterprises Ltd.	239	8,545
Flight Centre Travel Group Ltd.	276	9,895
Fortescue Metals Group Ltd.	6,208	22,073
Goodman Group	7,301	46,812
Harvey Norman Holdings Ltd.	2,689	7,789
Healthscope Ltd.	6,723	10,099
Incitec Pivot Ltd.	6,620	19,418
Inghams Group Ltd.	1,388,997	3,778,893
Insurance Australia Group Ltd.	9,835	49,456
InvoCare Ltd.	637,210	8,284,640
James Hardie Industries plc CDI	1,776	27,116
LendLease Group	2,203	27,357
Macquarie Group Ltd.	1,334	100,637
Medibank Pvt Ltd.	10,964	25,807
Mirvac Group	14,751	27,265
National Australia Bank Ltd.	10,960	274,616
Newcrest Mining Ltd.	3,100	53,003
Northern Star Resources Ltd.	607,552	2,416,089
Orica Ltd.	383,664	6,145,201
Origin Energy Ltd. *	7,214	43,937
Pact Group Holdings Ltd.	878,905	3,901,590
Security	Number of Shares	Value ($)
Qantas Airways Ltd.	2,388	11,270
QBE Insurance Group Ltd.	5,545	45,468
Ramsay Health Care Ltd.	564	28,916
REA Group Ltd.	247	13,695
Rio Tinto Ltd.	1,753	93,411
Santos Ltd. *	8,053	27,827
Scentre Group	22,038	67,953
SEEK Ltd.	1,289	18,151
Shopping Centres Australasia Property Group	3,390,072	6,110,451
Sonic Healthcare Ltd.	1,573	26,272
South32 Ltd.	21,533	56,245
Stockland	9,898	34,306
Suncorp Group Ltd.	5,348	55,666
Sydney Airport	4,385	23,891
Tabcorp Holdings Ltd.	3,225	11,096
Tatts Group Ltd.	5,747	18,371
Telstra Corp., Ltd.	17,301	46,955
The GPT Group	7,163	27,970
TPG Telecom Ltd.	1,746	7,227
Transurban Group	8,483	78,856
Treasury Wine Estates Ltd.	2,941	35,304
Vicinity Centres	13,881	28,215
Wesfarmers Ltd.	4,662	149,328
Westfield Corp.	7,984	47,587
Westpac Banking Corp.	13,807	349,723
Woodside Petroleum Ltd.	3,139	73,996
Woolworths Ltd.	5,317	105,408
		59,623,125

Austria 0.0%
ANDRITZ AG	289	16,341
Erste Group Bank AG *	1,218	52,283
Lenzing AG	3,185	431,107
OMV AG	615	36,908
Raiffeisen Bank International AG *	588	20,448
voestalpine AG	452	24,850
		581,937

Belgium 0.5%
Ageas	802	38,893
Anheuser-Busch InBev S.A./N.V.	3,134	384,295
Colruyt S.A.	267	13,655
Galapagos N.V. *	34,980	3,401,865
Groupe Bruxelles Lambert S.A.	330	35,444
KBC Group N.V.	59,749	4,963,284
Proximus	605	20,090
Solvay S.A.	308	45,756
Telenet Group Holding N.V. *	209	14,454
UCB S.A.	516	37,563
Umicore S.A.	758	33,875
		8,989,174

26
Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Brazil 0.9%
CCR S.A.	122,000	678,751
Companhia de Saneamento Basico do Estado de Sao Paulo	22,300	203,142
CVC Brasil Operadora e Agencia de Viagens S.A.	414,300	5,471,146
EcoRodovias Infraestrutura e Logistica S.A.	986,400	3,678,684
Engie Brasil Energia S.A.	33,800	369,896
Kroton Educacional S.A.	264,600	1,455,126
M Dias Branco S.A.	18,600	273,772
Magazine Luiza S.A.	153,494	2,991,240
Via Varejo S.A. *	47,100	324,962
		15,446,719

Canada 5.7%
Alamos Gold, Inc., Class A	181,453	1,149,113
Arizona Mining, Inc. *	914,152	2,295,832
BRP, Inc.	147,362	4,952,807
CAE, Inc.	687,371	12,179,909
Canadian National Railway Co.	58,532	4,709,873
CES Energy Solutions Corp.	686,963	3,700,793
Cineplex, Inc.	118,859	3,594,976
Constellation Software, Inc.	2,287	1,301,149
Dollarama, Inc.	13,024	1,449,792
Enerflex Ltd.	155,651	2,117,413
Finning International, Inc.	19,924	485,861
FirstService Corp.	61,230	4,262,512
Hudbay Minerals, Inc.	355,098	2,639,632
Innergex Renewable Energy, Inc.	354,361	3,870,201
Interfor Corp. *	223,756	3,642,257
Lundin Mining Corp.	114,551	873,717
New Flyer Industries, Inc.	85,529	3,629,066
Northview Apartment Real Estate Investment Trust	172,894	3,119,892
Parex Resources, Inc. *	279,765	3,721,237
Premium Brands Holdings Corp.	55,897	4,523,407
Ritchie Bros. Auctioneers, Inc.	190,777	5,350,215
Rogers Communications, Inc., Class B	51,600	2,677,392
Shopify, Inc., Class A *	25,966	2,583,357
Suncor Energy, Inc.	135,355	4,595,418
The Descartes Systems Group, Inc. *	182,300	5,284,877
TransAlta Renewables, Inc.	267,220	2,881,195
WSP Global, Inc.	170,585	7,645,318
		99,237,211

China 3.6%
3SBio, Inc. *	74,500	133,435
Alibaba Group Holding Ltd. ADR *	23,843	4,408,332
Anhui Conch Cement Co., Ltd., Class H	290,500	1,244,413
Baidu, Inc. ADR *	21,995	5,365,460
Baozun, Inc. ADR *	135,090	4,240,475
China Overseas Land & Investment Ltd.	600,000	1,948,210
China Resources Cement Holdings Ltd.	6,708,000	4,533,933
CSPC Pharmaceutical Group Ltd.	568,000	988,168
Ctrip.com International Ltd. ADR *	36,242	1,735,629
Industrial & Commercial Bank of China Ltd., Class H	5,739,000	4,566,321
Kingboard Laminates Holdings Ltd.	2,756,000	4,631,506
Lonking Holdings Ltd.	11,218,000	5,047,545
Microport Scientific Corp.	2,946,000	2,907,473
Nexteer Automotive Group Ltd. *	3,287,288	6,437,904
Ping An Insurance Group Co. of China Ltd., Class H	771,500	6,779,895
SINA Corp. *	7,687	827,506
Security	Number of Shares	Value ($)
Tencent Holdings Ltd.	107,700	4,840,586
Wisdom Education International Holdings Co., Ltd.	3,196,000	1,872,643
		62,509,434

Denmark 1.2%
Ambu A/S, Class B	29,003	2,673,258
AP Moeller - Maersk A/S, Series A	15	27,803
AP Moeller - Maersk A/S, Series B	27	51,759
Carlsberg A/S, Class B	436	49,809
Chr. Hansen Holding A/S	13,321	1,165,718
Coloplast A/S, Class B	497	43,745
Danske Bank A/S	3,037	115,902
DSV A/S	51,275	3,964,886
Genmab A/S *	2,877	580,968
H. Lundbeck A/S	301	17,894
ISS A/S	689	29,178
Novo Nordisk A/S, Class B	108,481	5,401,141
Novozymes A/S, B Shares	963	53,208
Orsted A/S	36,086	2,022,144
Pandora A/S	449	42,398
TDC A/S	3,194	18,884
Topdanmark A/S *	116,972	4,808,571
Tryg A/S	544	12,959
Vestas Wind Systems A/S	916	80,869
William Demant Holding A/S *	486	14,026
		21,175,120

Finland 0.2%
Elisa Oyj	565	22,751
Fortum Oyj	1,770	37,567
Huhtamaki Oyj	10,957	466,711
Kone Oyj, Class B	1,397	75,611
Metso Oyj	439	15,944
Neste Oyj	509	28,337
Nokia Oyj	24,056	118,306
Nokian Renkaat Oyj	11,685	535,724
Orion Oyj, Class B	421	17,255
Sampo Oyj, A Shares	1,847	96,653
Stora Enso Oyj, R Shares	2,194	34,288
Terveystalo Oyj *	209,666	2,515,562
UPM-Kymmene Oyj	2,158	64,810
Wartsila Oyj Abp	616	39,680
		4,069,199

France 10.7%
Accor S.A.	775	38,663
Aeroports de Paris	118	19,867
Air Liquide S.A.	1,762	224,345
Airbus SE	2,388	245,045
Alstom S.A.	610	24,678
Alten S.A.	46,586	4,077,038
Arkema S.A.	28,860	3,645,922
Atos SE	17,593	2,732,469
AXA S.A.	7,987	241,115
BNP Paribas S.A.	305,210	23,821,463
Boiron S.A.	44,600	4,026,302
Bollore S.A. *	17	81
Bollore S.A.	3,491	16,864
Bouygues S.A.	887	42,570
Bureau Veritas S.A.	259,156	6,939,749
Capgemini SE	662	80,422
Carrefour S.A.	2,361	47,516
Casino Guichard Perrachon S.A.	222	12,676
CNP Assurances	680	15,818

27
Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Compagnie de Saint-Gobain	2,062	120,901
Compagnie Generale des Etablissements Michelin	32,128	4,650,411
Credit Agricole S.A.	4,711	82,222
Danone S.A.	67,255	5,496,828
Dassault Aviation S.A.	11	17,151
Dassault Systemes S.A.	521	55,307
Edenred	945	27,243
Eiffage S.A.	292	30,501
Electricite de France S.A.	2,331	30,508
Elior Group S.A.	169,462	4,812,422
Engie S.A.	7,452	125,953
Essilor International S.A.	857	108,499
Eurazeo S.A.	193	17,943
Eurofins Scientific SE	2,811	1,758,438
Eutelsat Communications S.A.	709	17,759
Fonciere Des Regions	131	13,340
Gecina S.A.	197	31,966
Groupe Eurotunnel SE	1,859	23,365
Hermes International	3,603	1,870,345
ICADE	146	12,755
Iliad S.A.	105	26,210
Imerys S.A.	145	13,203
Ingenico Group S.A.	57,032	5,538,284
Ipsen S.A.	3,786	457,756
JCDecaux S.A.	359	13,733
Kering	10,820	4,962,109
Klepierre S.A.	918	36,544
Korian S.A.	187,788	6,102,771
L'Oreal S.A.	1,037	230,798
Lagardere S.C.A.	457	15,050
Legrand S.A.	1,106	82,077
LISI	101,545	4,661,277
LVMH Moet Hennessy Louis Vuitton SE	5,917	1,764,823
Maisons du Monde S.A.	124,179	5,373,742
Natixis S.A.	3,811	29,886
Nexity S.A. *	7,791	478,852
Orange S.A.	8,228	135,167
Orpea	8,510	1,019,573
Pernod-Ricard S.A.	35,165	5,272,778
Peugeot S.A.	1,983	47,048
Publicis Groupe S.A.	147,938	9,629,700
Remy Cointreau S.A.	92	11,949
Renault S.A.	720	71,406
Rexel S.A.	1,203	21,452
Rubis SCA	274,901	17,250,756
Safran S.A.	69,487	7,318,529
Sanofi	14,265	1,350,704
Schneider Electric SE *	2,318	203,662
SCOR SE	731	30,346
SEB S.A.	2,993	557,762
SES S.A.	1,500	24,396
Societe BIC S.A.	114	12,037
Societe Generale S.A.	3,161	175,924
Sodexo S.A.	373	47,454
SOITEC *	32,997	2,596,704
Solutions 30 SE *	108,232	3,378,783
STMicroelectronics N.V.	2,602	61,255
Suez	1,556	27,365
Teleperformance	57,375	8,379,279
Thales S.A.	26,683	2,780,727
TOTAL S.A.	105,066	5,856,178
Trigano S.A.	7,749	1,250,474
Valeo S.A.	155,401	10,521,293
Veolia Environnement S.A.	94,678	2,242,978
Vinci S.A.	45,580	4,465,817
Vivendi S.A.	4,253	105,610
Wendel S.A.	112	18,890
Security	Number of Shares	Value ($)
Worldline S.A. *	124,295	6,080,245
Zodiac Aerospace	815	23,295
		186,313,111

Georgia 0.0%
BGEO Group plc	11,439	540,185

Germany 10.0%
adidas AG	11,394	2,536,111
Aixtron SE *	308,771	4,820,083
Allianz SE	71,810	16,764,677
Aurelius Equity Opportunities SE & Co. KGaA	45,850	2,818,278
Axel Springer SE	220	14,813
BASF SE	3,778	413,137
Bayer AG	3,401	442,398
Bayerische Motoren Werke AG	182,966	18,765,036
Bechtle AG	7,578	606,512
Beiersdorf AG	420	47,246
Brenntag AG	635	36,027
Carl Zeiss Meditec AG, Class B	77,696	4,143,002
Commerzbank AG *	4,307	59,687
Continental AG	45,138	11,487,354
Covestro AG	15,351	1,475,685
CTS Eventim AG & Co. KGaA	53,513	2,213,430
Daimler AG	269,462	22,496,344
Deutsche Bank AG	8,528	139,767
Deutsche Boerse AG	799	82,748
Deutsche Lufthansa AG	952	30,586
Deutsche Post AG	3,993	183,039
Deutsche Telekom AG	13,476	244,014
Deutsche Wohnen SE	1,442	61,718
Duerr AG	78,744	10,897,361
E.ON SE	8,974	106,292
Evonik Industries AG	649	23,608
Fielmann AG	94,799	8,329,800
Fraport AG Frankfurt Airport Services Worldwide	169	16,059
Fresenius Medical Care AG & Co. KGaA	889	86,075
Fresenius SE & Co. KGaA	1,706	142,820
GEA Group AG	753	36,376
Gerresheimer AG	39,915	3,192,650
Hannover Rueck SE	253	31,838
HeidelbergCement AG	602	61,602
Henkel AG & Co. KGaA	420	52,972
HOCHTIEF AG	83	14,661
Hugo Boss AG	262	23,433
Infineon Technologies AG	131,110	3,626,243
Innogy SE	552	25,671
JOST Werke AG *	79,554	3,638,626
K&S AG	751	18,258
KION Group AG	10,055	805,684
LANXESS AG	364	28,541
Linde AG	766	165,438
MAN SE	140	15,502
Merck KGaA	522	56,007
METRO AG *	710	13,459
MorphoSys AG *	59,520	5,165,696
MTU Aero Engines AG	71,436	12,088,507
Muenchener Rueckversicherungs-Gesellschaft AG	638	143,232
Nemetschek SE	20,913	1,869,857
Norma Group SE	69,834	4,759,446
OSRAM Licht AG	367	28,101
ProSiebenSat.1 Media SE	950	33,463
QIAGEN N.V. *	95,769	3,249,125

28
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Rational AG	5,444	3,591,835
Rheinmetall AG	42,618	5,061,670
RTL Group S.A.	157	11,665
RWE AG *	2,164	54,411
SAP SE	36,718	4,195,489
Siemens AG	3,146	451,869
Stabilus S.A.	71,108	6,493,875
Symrise AG	507	39,509
Telefonica Deutschland Holding AG	3,020	15,405
ThyssenKrupp AG	1,778	47,697
United Internet AG	515	32,661
Volkswagen AG	129	24,090
Vonovia SE	79,670	3,519,299
Washtec AG	2,960	262,165
Wirecard AG	11,439	1,136,466
Zalando SE *	440	22,150
		173,588,351

Hong Kong 1.4%
AIA Group Ltd.	485,000	3,654,707
ASM Pacific Technology Ltd.	157,800	2,302,374
BOC Hong Kong (Holdings) Ltd.	15,500	73,860
China High Precision Automation Group Ltd. *(d)	766,000	—
CK Asset Holdings Ltd.	10,538	86,726
CK Hutchison Holdings Ltd.	11,038	140,201
CK Infrastructure Holdings Ltd.	2,574	22,412
CLP Holdings Ltd.	7,000	71,246
First Pacific Co., Ltd.	10,000	7,614
Galaxy Entertainment Group Ltd.	510,000	3,477,882
Hang Lung Group Ltd.	4,000	14,055
Hang Lung Properties Ltd.	8,000	18,370
Hang Seng Bank Ltd.	3,100	73,479
Henderson Land Development Co., Ltd.	5,098	33,269
HK Electric Investments & HK Electric Investments Ltd.	13,000	11,965
HKBN Ltd.	2,530,983	2,569,886
HKT Trust & HKT Ltd.	15,120	18,470
Hong Kong & China Gas Co., Ltd.	34,217	64,863
Hong Kong Exchanges & Clearing Ltd.	4,800	133,748
Hongkong Land Holdings Ltd.	4,900	35,539
Hysan Development Co., Ltd.	3,000	14,495
I-CABLE Communications Ltd. *	762	24
Kerry Properties Ltd.	3,000	13,501
Li & Fung Ltd.	28,000	14,112
Link REIT	9,000	75,666
Luk Fook Holdings International Ltd.	618,000	2,614,146
Melco International Development Ltd.	1,661,000	4,552,248
Melco Resorts & Entertainment Ltd. ADR	37,255	941,806
MGM China Holdings Ltd.	4,000	9,024
MTR Corp., Ltd.	6,000	34,785
New World Development Co., Ltd.	25,000	37,273
NWS Holdings Ltd.	7,572	15,326
PCCW Ltd.	17,000	9,373
Power Assets Holdings Ltd.	5,500	47,680
Sands China Ltd.	10,000	47,176
Shangri-La Asia Ltd.	6,000	11,946
Sino Land Co., Ltd.	14,000	24,130
SJM Holdings Ltd.	8,683	7,465
Skyworth Digital Holdings Ltd.	1,834,000	844,589
Sun Hung Kai Properties Ltd.	5,702	93,281
Sunny Optical Technology Group Co., Ltd.	119,000	1,745,424
Swire Pacific Ltd., Class A	2,000	19,764
Swire Properties Ltd.	4,800	16,220
Techtronic Industries Co., Ltd.	5,500	32,286
The Bank of East Asia Ltd.	4,800	21,062
The Wharf Holdings Ltd.	5,349	48,720
Security	Number of Shares	Value ($)
WH Group Ltd.	33,500	33,948
Wheelock & Co., Ltd.	3,000	20,899
Wynn Macau Ltd.	6,400	16,431
Yue Yuen Industrial Holdings Ltd.	3,000	11,492
		24,184,958

Hungary 0.1%
MOL Hungarian Oil & Gas plc	96,184	1,151,869

India 2.5%
Adani Ports & Special Economic Zone Ltd.	81,811	544,077
Axis Bank Ltd.	956,100	7,728,774
Bharat Electronics Ltd.	190,815	544,400
Bharti Infratel Ltd.	77,217	527,878
Britannia Industries Ltd.	16,883	1,210,054
Eicher Motors Ltd.	1,841	916,967
Future Retail Ltd. *	402,166	3,236,685
HDFC Bank Ltd.	75,486	2,109,858
Hindustan Zinc Ltd.	106,532	519,121
Indiabulls Housing Finance Ltd.	263,021	5,056,779
IndusInd Bank Ltd.	42,836	1,076,639
Infosys Ltd.	14,800	210,723
Infosys Ltd. ADR	297,900	4,423,815
Makemytrip Ltd. *	14,267	389,489
Maruti Suzuki India Ltd.	18,538	2,351,755
Motherson Sumi Systems Ltd.	128,572	725,596
UPL Ltd.	48,413	598,230
Vakrangee Ltd.	1,049,387	9,116,306
Voltas Ltd.	98,006	859,362
Yes Bank Ltd.	276,346	1,343,266
		43,489,774

Indonesia 1.0%
PT Bank Central Asia Tbk	2,303,300	3,548,097
PT Bank Mandiri (Persero) Tbk	18,294,000	9,501,938
PT Bank Tabungan Negara (Persero) Tbk	22,349,500	4,548,093
		17,598,128

Ireland 0.6%
Bank of Ireland Group plc *	4,431	34,726
CRH plc	3,437	129,341
DCC plc	365	34,614
Glanbia plc	332,863	6,432,529
ICON plc *	7,615	905,119
Kerry Group plc, Class A	641	64,549
Kingspan Group plc	14,232	595,155
Paddy Power Betfair plc	328	33,546
Shire plc	3,709	182,689
Smurfit Kappa Group plc	38,092	1,136,131
		9,548,399

Israel 0.3%
Azrieli Group Ltd.	173	9,774
Bank Hapoalim B.M.	4,312	30,530
Bank Leumi Le-Israel B.M.	5,857	32,376
Bezeq The Israeli Telecommunication Corp., Ltd.	8,089	12,079
Check Point Software Technologies Ltd. *	31,985	3,764,954
Elbit Systems Ltd.	91	13,506
Frutarom Industries Ltd.	6,361	523,849
Israel Chemicals Ltd.	2,525	10,529
Mizrahi Tefahot Bank Ltd.	574	10,363
Nice Ltd.	236	19,642

29
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Taro Pharmaceutical Industries Ltd. *	50	5,621
Teva Pharmaceutical Industries Ltd. ADR	3,767	51,985
Wix.com Ltd. *	6,488	452,862
		4,938,070

Italy 3.8%
Amplifon S.p.A.	237,551	3,608,472
Anima Holding S.p.A.	69,167	525,923
Assicurazioni Generali S.p.A.	5,155	93,820
Atlantia S.p.A.	1,884	61,420
Azimut Holding S.p.A.	10,394	205,171
Banca Generali S.p.A.	43,418	1,428,497
Brembo S.p.A.	34,847	575,250
Buzzi Unicem S.p.A.	132,668	3,693,448
Davide Campari-Milano S.p.A.	709,201	5,678,396
Enel S.p.A.	610,126	3,783,800
Eni S.p.A.	10,484	171,393
EXOR N.V.	143,331	9,188,393
Ferrari N.V.	15,579	1,865,396
Fiat Chrysler Automobiles N.V. *	4,460	77,119
FinecoBank Banca Fineco S.p.A.	988,394	9,244,432
Gima TT S.p.A. *	120,800	2,396,356
Interpump Group S.p.A.	19,100	642,885
Intesa Sanpaolo S.p.A.	4,393,556	14,770,707
Leonardo S.p.A.	1,611	27,809
Luxottica Group S.p.A.	709	40,666
Mediobanca S.p.A.	2,293	25,118
Moncler S.p.A.	199,103	5,652,251
Poste Italiane S.p.A	2,071	15,138
Prysmian S.p.A.	876	30,143
Recordati S.p.A.	23,105	1,074,132
Saipem S.p.A. *	3,073	12,918
Snam S.p.A.	9,230	47,127
Telecom Italia S.p.A. *	46,380	40,132
Tenaris S.A.	1,883	25,705
Terna - Rete Elettrica Nationale S.p.A.	6,006	36,240
UniCredit S.p.A. *	8,224	157,166
UnipolSai Assicurazioni S.p.A.	4,029	9,168
		65,204,591

Japan 14.1%
ABC-Mart, Inc.	100	5,044
Acom Co., Ltd. *	2,000	8,315
Aeon Co., Ltd.	2,500	38,669
AEON Financial Service Co., Ltd.	500	10,738
Aeon Mall Co., Ltd.	500	8,941
Air Water, Inc.	578	11,093
Aisin Seiki Co., Ltd.	700	36,262
Ajinomoto Co., Inc.	2,178	43,814
Alfresa Holdings Corp.	800	15,286
Alps Electric Co., Ltd.	800	24,483
Amada Holdings Co., Ltd.	1,326	16,477
ANA Holdings, Inc.	440	16,911
Anritsu Corp.	290,100	2,731,608
Aozora Bank Ltd.	500	19,571
Ariake Japan Co., Ltd.	62,800	4,800,113
Asahi Glass Co., Ltd.	800	31,352
Asahi Group Holdings Ltd.	78,400	3,579,616
Asahi Intecc Co., Ltd.	43,100	2,486,575
Asahi Kasei Corp.	235,463	2,851,392
Asics Corp.	600	9,172
Astellas Pharma, Inc.	8,500	113,125
Bandai Namco Holdings, Inc.	41,500	1,422,124
Benesse Holdings, Inc.	300	10,170
Bridgestone Corp.	2,700	128,980
Brother Industries Ltd.	1,000	24,333
Security	Number of Shares	Value ($)
Calbee, Inc.	300	10,125
Canon, Inc.	4,365	163,980
Casio Computer Co., Ltd.	836	12,336
Central Japan Railway Co.	600	108,988
Chubu Electric Power Co., Inc.	2,631	33,931
Chugai Pharmaceutical Co., Ltd.	900	42,909
Coca-Cola Bottlers Japan, Inc.	500	17,495
Concordia Financial Group Ltd.	5,100	27,010
Cosmos Pharmaceutical Corp.	20,900	4,351,447
Credit Saison Co., Ltd.	711	14,316
CYBERDYNE, Inc. *	500	6,624
Dai Nippon Printing Co., Ltd.	1,000	23,970
Dai-ichi Life Holdings, Inc.	4,400	84,031
Daicel Corp.	1,100	13,734
Daifuku Co., Ltd.	49,700	2,423,292
Daiichi Sankyo Co., Ltd.	2,300	52,828
Daikin Industries Ltd.	39,700	4,387,279
Daito Trust Construction Co., Ltd.	300	52,450
Daiwa House Industry Co., Ltd.	2,300	84,302
Daiwa House REIT Investment Corp.	6	14,021
Daiwa Securities Group, Inc.	457,800	2,870,259
Dena Co., Ltd.	400	9,407
Denka Co., Ltd.	107,100	3,578,251
Denso Corp.	2,000	110,148
Dentsu, Inc.	900	38,497
Disco Corp.	100	23,173
DMG Mori Co., Ltd.	257,400	5,190,619
Don Quijote Holdings Co., Ltd.	500	20,972
East Japan Railway Co.	1,338	129,759
Eisai Co., Ltd.	1,100	61,222
Electric Power Development Co., Ltd.	600	15,121
F.C.C. Co., Ltd.	123,500	2,981,679
FamilyMart UNY Holdings Co., Ltd.	300	17,051
FANUC Corp.	17,899	4,185,214
Fast Retailing Co., Ltd.	230	76,952
Fuji Electric Co., Ltd.	2,000	14,490
FUJIFILM Holdings Corp.	1,700	69,543
Fujitsu Ltd.	8,000	62,340
Fukuoka Financial Group, Inc.	3,000	15,484
GMO Payment Gateway, Inc.	55,200	4,038,803
H.I.S. Co., Ltd.	72,300	2,420,976
Hakuhodo DY Holdings, Inc.	900	12,450
Hamamatsu Photonics K.K.	600	19,427
Hankyu Hanshin Holdings, Inc.	1,000	38,987
Hikari Tsushin, Inc.	100	12,946
Hino Motors Ltd.	1,100	14,158
Hirose Electric Co., Ltd.	100	15,044
Hisamitsu Pharmaceutical Co., Inc.	300	16,518
Hitachi Chemical Co., Ltd.	25,000	712,895
Hitachi Construction Machinery Co., Ltd.	400	13,722
Hitachi High-Technologies Corp.	300	12,555
Hitachi Ltd.	20,322	161,831
Hitachi Metals Ltd.	1,000	12,955
Hogy Medical Co., Ltd.	68,300	4,677,516
Honda Motor Co., Ltd.	7,107	222,712
Hoshizaki Corp.	5,600	529,949
Hosiden Corp.	245,200	4,233,365
Hoya Corp.	73,800	4,009,608
Hulic Co., Ltd.	1,200	12,379
Idemitsu Kosan Co., Ltd.	600	17,538
IHI Corp.	600	21,611
Iida Group Holdings Co., Ltd.	713	13,678
Inpex Corp.	3,800	40,687
Investors Cloud Co., Ltd.	85,600	5,220,160
Isetan Mitsukoshi Holdings Ltd.	1,321	14,400
Isuzu Motors Ltd.	2,200	32,132
ITOCHU Corp.	6,129	107,359
Itochu Techno-Solutions Corp.	121,700	4,740,476

30
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Izumi Co., Ltd.	8,400	435,606
J. Front Retailing Co., Ltd.	1,000	14,842
Japan Airlines Co., Ltd.	500	17,114
Japan Airport Terminal Co., Ltd.	200	7,109
Japan Aviation Electronics Industry Ltd.	11,000	201,219
Japan Exchange Group, Inc.	2,100	37,860
Japan Post Bank Co., Ltd.	1,700	21,530
Japan Post Holdings Co., Ltd.	6,200	71,724
Japan Prime Realty Investment Corp.	3	9,643
Japan Real Estate Investment Corp.	5	23,441
Japan Retail Fund Investment Corp.	10	17,747
Japan Tobacco, Inc.	4,500	148,951
JFE Holdings, Inc.	2,100	45,132
JGC Corp.	800	13,418
JSR Corp.	900	17,446
JTEKT Corp.	900	14,913
JXTG Holdings, Inc.	12,485	64,470
Kajima Corp.	4,000	41,486
Kakaku.com, Inc.	600	8,239
Kamigumi Co., Ltd.	500	11,969
Kaneka Corp.	1,337	11,041
Kansai Paint Co., Ltd.	873	22,439
Kao Corp.	2,000	120,870
Kawasaki Heavy Industries Ltd.	600	20,933
KDDI Corp.	7,500	199,820
Keihan Holdings Co., Ltd.	425	12,986
Keikyu Corp.	1,000	20,686
Keio Corp.	400	17,451
Keisei Electric Railway Co., Ltd.	533	16,101
Keyence Corp.	7,300	4,053,141
Kikkoman Corp.	614	21,073
Kintetsu Group Holdings Co., Ltd.	700	26,917
Kirin Holdings Co., Ltd.	3,500	84,014
Kobe Steel Ltd. *	1,400	11,820
Koito Manufacturing Co., Ltd.	22,585	1,514,419
Komatsu Ltd.	30,900	1,009,681
Konami Holdings Corp.	400	19,482
Konica Minolta, Inc.	1,800	15,791
Kose Corp.	4,800	583,741
Kubota Corp.	4,300	80,907
Kuraray Co., Ltd.	1,400	27,572
Kurita Water Industries Ltd.	400	12,710
Kyocera Corp.	1,300	86,954
Kyowa Hakko Kirin Co., Ltd.	1,100	20,305
Kyushu Electric Power Co., Inc.	1,700	19,390
Kyushu Financial Group, Inc.	1,300	8,263
Kyushu Railway Co.	683	21,830
Lawson, Inc.	229	14,953
LINE Corp. *	200	8,284
LINE Corp. ADR *	13,408	556,566
Lion Corp.	1,000	19,243
LIXIL Group Corp.	1,100	30,295
M3, Inc.	900	26,844
Mabuchi Motor Co., Ltd.	200	10,495
Makita Corp.	900	37,718
Marubeni Corp.	6,645	44,555
Marui Group Co., Ltd.	800	12,244
Maruichi Steel Tube Ltd.	200	6,110
Maxell Holdings Ltd.	198,500	4,511,110
Mazda Motor Corp.	2,300	33,202
McDonald's Holdings Co., Ltd.	300	12,880
Mebuki Financial Group, Inc.	4,210	17,564
Medipal Holdings Corp.	800	14,857
MEIJI Holdings Co., Ltd.	500	40,875
Minebea Mitsumi, Inc.	34,587	634,087
Miraca Holdings, Inc.	200	9,305
MISUMI Group, Inc.	233,930	6,409,105
Mitsubishi Chemical Holdings Corp.	5,800	60,583
Security	Number of Shares	Value ($)
Mitsubishi Corp.	6,149	143,997
Mitsubishi Electric Corp.	7,900	135,197
Mitsubishi Estate Co., Ltd.	5,087	92,250
Mitsubishi Gas Chemical Co., Inc.	700	17,124
Mitsubishi Heavy Industries Ltd.	1,300	50,865
Mitsubishi Materials Corp.	504	19,164
Mitsubishi Motors Corp.	2,700	21,621
Mitsubishi Tanabe Pharma Corp.	900	19,808
Mitsubishi UFJ Financial Group, Inc.	758,200	5,142,978
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,200	11,607
Mitsui & Co., Ltd.	7,000	104,540
Mitsui Chemicals, Inc.	800	24,669
Mitsui Fudosan Co., Ltd.	3,600	84,027
Mitsui Mining & Smelting Co., Ltd.	14,785	769,340
Mitsui O.S.K. Lines Ltd.	500	15,311
Mixi, Inc.	201	9,799
Mizuho Financial Group, Inc.	98,600	179,144
MS&AD Insurance Group Holdings, Inc.	1,910	64,887
Murata Manufacturing Co., Ltd.	824	129,501
Musashi Seimitsu Industry Co., Ltd.	110,000	3,506,253
Nabtesco Corp.	16,900	671,381
Nagoya Railroad Co., Ltd.	800	17,973
NEC Corp.	1,100	30,184
Nexon Co., Ltd. *	800	21,519
NGK Insulators Ltd.	1,100	21,781
NGK Spark Plug Co., Ltd.	700	15,975
NH Foods Ltd.	409	11,765
Nichias Corp.	42,000	546,880
Nidec Corp.	1,000	132,983
Nifco, Inc.	171,000	11,163,075
Nihon M&A Center, Inc.	222,600	10,656,872
Nikon Corp.	1,400	26,587
Nintendo Co., Ltd.	11,300	4,383,966
Nippon Building Fund, Inc.	6	28,917
Nippon Electric Glass Co., Ltd.	400	16,331
Nippon Express Co., Ltd.	300	19,036
Nippon Paint Holdings Co., Ltd.	700	24,695
Nippon Prologis REIT, Inc.	8	16,821
Nippon Shinyaku Co., Ltd.	50,000	3,543,411
Nippon Shokubai Co., Ltd.	66,800	5,038,780
Nippon Steel & Sumitomo Metal Corp.	3,100	74,324
Nippon Telegraph & Telephone Corp.	2,800	135,373
Nippon Yusen K.K. *	600	12,690
Nissan Chemical Industries Ltd.	500	18,650
Nissan Motor Co., Ltd.	9,400	91,418
Nisshin Seifun Group, Inc.	800	14,060
Nissin Foods Holdings Co., Ltd.	200	12,593
Nitori Holdings Co., Ltd.	12,205	1,773,769
Nitto Denko Corp.	700	65,091
NOK Corp.	400	9,825
Nomura Holdings, Inc.	14,700	84,125
Nomura Real Estate Holdings, Inc.	500	11,005
Nomura Real Estate Master Fund, Inc.	16	19,996
Nomura Research Institute Ltd.	21,260	901,320
NSK Ltd.	1,600	23,038
NTT Data Corp.	2,500	29,117
NTT DOCOMO, Inc.	5,700	138,047
Obayashi Corp.	2,600	34,043
Obic Co., Ltd.	300	19,857
Odakyu Electric Railway Co., Ltd.	1,200	23,475
Oji Holdings Corp.	4,000	23,444
Olympus Corp.	139,500	5,191,446
Omron Corp.	800	44,828
Ono Pharmaceutical Co., Ltd.	1,700	38,962
Oracle Corp., Japan	6,900	583,847
Oriental Land Co., Ltd.	900	71,985
ORIX Corp.	5,400	92,845
Osaka Gas Co., Ltd.	1,600	30,990

31
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Otsuka Corp.	5,500	374,927
Otsuka Holdings Co., Ltd.	1,600	66,839
Outsourcing, Inc.	296,400	4,086,187
Panasonic Corp.	9,000	135,894
Park24 Co., Ltd.	400	9,246
Persol Holdings Co., Ltd.	23,200	575,259
Pigeon Corp.	98,600	3,499,105
Pola Orbis Holdings, Inc.	34,200	1,090,108
Rakuten, Inc.	3,800	40,663
Recruit Holdings Co., Ltd.	4,500	110,329
Renesas Electronics Corp. *	74,300	960,631
Resona Holdings, Inc.	8,900	48,107
Resorttrust, Inc.	273,400	5,383,126
Ricoh Co., Ltd.	2,900	26,911
Rinnai Corp.	100	8,568
Rohm Co., Ltd.	400	37,235
Rohto Pharmaceutical Co., Ltd.	151,400	3,494,711
Ryohin Keikaku Co., Ltd.	100	29,500
Sakata Seed Corp.	54,400	1,644,889
Sankyo Co., Ltd.	200	6,455
Sankyu, Inc.	12,480	515,963
Santen Pharmaceutical Co., Ltd.	1,500	23,835
Sanwa Holdings Corp.	291,900	3,660,510
SBI Holdings, Inc.	836	13,193
SCSK Corp.	15,100	651,169
Secom Co., Ltd.	900	68,528
Sega Sammy Holdings, Inc.	700	9,854
Seibu Holdings, Inc.	700	12,514
Seiko Epson Corp.	1,100	26,250
Sekisui Chemical Co., Ltd.	1,682	33,950
Sekisui House Ltd.	2,455	45,905
Seven & i Holdings Co., Ltd.	3,100	124,944
Seven Bank Ltd.	2,900	10,725
Sharp Corp. *	600	19,087
Shimadzu Corp.	1,000	20,792
Shimamura Co., Ltd.	142	15,820
Shimano, Inc.	345	47,210
Shimizu Corp.	2,300	27,072
Shin-Etsu Chemical Co., Ltd.	1,624	171,269
Shinsei Bank Ltd.	700	11,813
Shionogi & Co., Ltd.	1,200	64,604
Shiseido Co., Ltd.	1,600	65,996
SHO-BOND Holdings Co., Ltd.	75,800	4,664,605
Showa Shell Sekiyu K.K.	900	10,618
SMC Corp.	237	90,667
SMS Co., Ltd.	69,200	2,084,610
SoftBank Group Corp.	3,431	304,062
Sohgo Security Services Co., Ltd.	300	14,453
Sompo Holdings, Inc.	1,500	60,293
Sony Corp.	94,900	3,970,111
Sony Financial Holdings, Inc.	700	11,629
Stanley Electric Co., Ltd.	600	22,149
Start Today Co., Ltd.	22,700	621,744
Subaru Corp.	2,500	86,373
Sumitomo Chemical Co., Ltd.	6,000	42,167
Sumitomo Corp.	4,800	69,428
Sumitomo Dainippon Pharma Co., Ltd.	700	9,991
Sumitomo Electric Industries Ltd.	3,100	52,778
Sumitomo Heavy Industries Ltd.	400	16,806
Sumitomo Metal Mining Co., Ltd.	1,000	39,452
Sumitomo Mitsui Financial Group, Inc.	5,500	220,345
Sumitomo Mitsui Trust Holdings, Inc.	1,400	55,258
Sumitomo Realty & Development Co., Ltd.	1,495	50,071
Sumitomo Rubber Industries Ltd.	800	15,190
Sundrug Co., Ltd.	300	13,056
Suntory Beverage & Food Ltd.	600	27,607
Suruga Bank Ltd.	27,400	623,860
Suzuken Co., Ltd.	300	10,814
Security	Number of Shares	Value ($)
Suzuki Motor Corp.	1,400	76,683
Sysmex Corp.	600	41,064
T&D Holdings, Inc.	2,200	34,321
Taiheiyo Cement Corp.	500	19,984
Taisei Corp.	26,700	1,479,367
Taisho Pharmaceutical Holdings Co., Ltd.	100	7,616
Taiyo Nippon Sanso Corp.	629	7,552
Takashimaya Co., Ltd.	1,000	9,201
Takeda Pharmaceutical Co., Ltd.	2,900	163,516
TDK Corp.	500	38,420
TechnoPro Holdings, Inc.	18,400	843,611
Teijin Ltd.	800	16,932
Terumo Corp.	1,300	54,171
The Bank of Kyoto Ltd.	200	10,503
The Chiba Bank Ltd.	3,000	22,997
The Chugoku Bank Ltd.	700	10,034
The Chugoku Electric Power Co., Inc.	1,100	12,265
The Hachijuni Bank Ltd.	1,511	9,463
The Hiroshima Bank Ltd.	1,043	8,831
The Kansai Electric Power Co., Inc.	2,900	39,713
The Shizuoka Bank Ltd.	2,454	23,881
The Yokohama Rubber Co., Ltd.	500	11,241
THK Co., Ltd.	500	18,238
TIS, Inc.	18,200	566,379
Tobu Railway Co., Ltd.	800	23,469
Toho Co., Ltd.	500	16,566
Toho Gas Co., Ltd.	266	7,437
Tohoku Electric Power Co., Inc.	1,800	23,614
Tokio Marine Holdings, Inc.	2,800	120,700
Tokyo Base Co., Ltd. *	86,100	3,530,455
Tokyo Electric Power Co. Holdings, Inc. *	5,800	23,807
Tokyo Electron Ltd.	600	105,648
Tokyo Gas Co., Ltd.	1,600	39,913
Tokyo Tatemono Co., Ltd.	800	11,223
Tokyu Corp.	2,200	33,280
Tokyu Fudosan Holdings Corp.	2,000	13,112
Topcon Corp.	142,400	3,010,842
Toppan Printing Co., Ltd.	2,261	23,003
Toray Industries, Inc.	6,000	60,730
Toshiba Corp. *	16,000	46,295
Tosoh Corp.	1,000	21,581
TOTO Ltd.	600	29,384
Toyo Seikan Group Holdings Ltd.	700	12,382
Toyo Suisan Kaisha Ltd.	365	14,042
Toyo Tire & Rubber Co., Ltd.	208,600	4,719,898
Toyoda Gosei Co., Ltd.	300	7,336
Toyota Industries Corp.	714	43,948
Toyota Motor Corp.	266,677	16,540,922
Toyota Tsusho Corp.	900	32,733
Trend Micro, Inc.	500	26,812
Tsubaki Nakashima Co. Ltd.	167,200	3,855,450
Tsuruha Holdings, Inc.	5,000	619,913
Ulvac, Inc.	71,400	5,058,262
Unicharm Corp.	1,600	36,409
United Urban Investment Corp.	12	17,263
USS Co., Ltd.	900	18,193
Vector, Inc.	93,300	1,233,673
West Japan Railway Co.	641	45,201
Yahoo Japan Corp.	5,700	25,484
Yakult Honsha Co., Ltd.	400	33,071
Yamada Denki Co., Ltd.	2,500	13,298
Yamaguchi Financial Group, Inc.	1,274	15,432
Yamaha Corp.	700	27,504
Yamaha Motor Co., Ltd.	1,100	33,014
Yamato Holdings Co., Ltd.	1,400	28,624
Yamazaki Baking Co., Ltd.	500	9,000
Yaskawa Electric Corp.	1,021	36,583

32
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Yokogawa Electric Corp.	900	17,097
Zenkoku Hosho Co., Ltd.	75,700	3,110,417
		246,289,331

Luxembourg 0.0%
Millicom International Cellular S.A. SDR	257	16,435

Malaysia 0.2%
My EG Services Bhd	4,905,200	2,537,601

Mexico 0.6%
Arca Continental S.A.B. de C.V.	137,970	878,048
Grupo Financiero Banorte S.A.B. de C.V., Class O	371,100	2,202,395
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	229,921	387,244
Grupo Televisa S.A.B. ADR	326,500	7,147,085
Infraestructura Energetica Nova S.A.B. de C.V.	90,200	460,557
		11,075,329

Netherlands 1.9%
ABN AMRO Group N.V. CVA	1,534	47,377
Aegon N.V.	7,784	45,956
AerCap Holdings N.V. *	636	33,479
Akzo Nobel N.V.	21,457	1,937,156
Altice N.V., Class A *	1,928	36,359
Altice N.V., Class B *	431	8,126
AMG Advanced Metallurgical Group N.V.	50,907	2,436,423
ArcelorMittal *	2,750	78,748
ASML Holding N.V.	26,871	4,848,314
ASR Nederland N.V.	202,690	8,309,200
Boskalis Westminster N.V.	44,513	1,591,184
Gemalto N.V.	322	12,743
Heineken Holding N.V.	420	38,985
Heineken N.V.	1,062	103,474
ING Groep N.V.	15,959	294,914
Koninklijke Ahold Delhaize N.V.	5,273	99,228
Koninklijke DSM N.V.	752	64,159
Koninklijke KPN N.V.	13,941	47,969
Koninklijke Philips N.V.	80,566	3,283,298
Koninklijke Vopak N.V.	285	12,336
NN Group N.V.	1,336	55,948
NXP Semiconductors N.V. *	1,421	166,328
Randstad Holding N.V.	474	29,162
Refresco Group N.V.	285,760	6,607,418
RELX N.V.	3,995	90,194
Unibail-Rodamco SE	410	102,626
Unilever N.V. CVA	6,700	389,202
Wolters Kluwer N.V.	58,810	2,882,428
		33,652,734

New Zealand 1.8%
a2 Milk Co., Ltd. *	1,408,426	8,233,663
Auckland International Airport Ltd.	1,728,415	7,366,785
Contact Energy Ltd.	2,757	10,851
Fisher & Paykel Healthcare Corp., Ltd.	520,440	4,720,479
Fletcher Building Ltd.	2,756	13,902
Mercury NZ Ltd.	3,435,064	7,733,081
Meridian Energy Ltd.	6,222	12,139
Ryman Healthcare Ltd.	1,821	11,589
Security	Number of Shares	Value ($)
SKYCITY Entertainment Group Ltd.	1,352,351	3,599,860
Spark New Zealand Ltd.	7,727	19,468
		31,721,817

Norway 0.2%
Aker BP A.S.A	136,610	3,147,050
DNB A.S.A.	4,043	78,027
Gjensidige Forsikring A.S.A.	794	14,942
Marine Harvest A.S.A. *	1,579	30,834
Norsk Hydro A.S.A.	5,616	43,459
Orkla A.S.A.	3,360	32,912
Schibsted A.S.A., B Shares	341	8,002
Schibsted A.S.A., Class A	307	7,915
Statoil A.S.A.	4,744	96,386
Telenor A.S.A.	3,036	64,466
Yara International A.S.A.	708	33,625
		3,557,618

Papua New Guinea 0.0%
Oil Search Ltd.	5,652	32,038

Peru 0.2%
Credicorp Ltd.	15,974	3,345,595

Portugal 0.0%
Banco Espirito Santo S.A. *(d)	42,176	—
EDP - Energias de Portugal S.A.	9,679	34,517
Galp Energia, SGPS, S.A.	2,094	38,932
Jeronimo Martins, SGPS, S.A.	1,001	18,187
		91,636

Republic of Korea 1.2%
Hugel, Inc. *	902	346,112
ING Life Insurance Korea Ltd.	114,562	4,908,266
LG Innotek Co., Ltd.	4,041	622,165
Loen Entertainment, Inc.	29,485	2,802,832
Mando Corp.	4,231	1,233,027
Medy-Tox, Inc.	2,673	1,011,812
Netmarble Games Corp. *	5,592	868,486
Samsung Electronics Co., Ltd.	2,619	6,456,109
Samsung SDI Co., Ltd.	6,482	1,194,298
SK Materials Co., Ltd.	8,136	1,363,804
Yuhan Corp.	2,317	422,168
		21,229,079

Russia 0.1%
Globaltrans Investment plc GDR	34,600	319,704
X5 Retail Group N.V. GDR *	20,481	841,769
		1,161,473

Singapore 1.8%
Ascendas Real Estate Investment Trust	3,747,533	7,534,994
CapitaLand Commercial Trust	11,660	14,852
CapitaLand Ltd.	10,200	27,469
CapitaLand Mall Trust	4,712,000	6,985,392
City Developments Ltd.	1,627	15,451
ComfortDelGro Corp., Ltd.	8,400	12,453
DBS Group Holdings Ltd.	7,316	122,167
Genting Singapore plc	24,600	22,019
Global Logistic Properties Ltd.	10,600	25,820
Golden Agri-Resources Ltd.	34,700	10,057

33
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Hutchison Port Holdings Trust, Class U	25,700	11,051
Jardine Cycle & Carriage Ltd.	411	11,885
Jardine Matheson Holdings Ltd.	909	58,232
Jardine Strategic Holdings Ltd.	900	37,751
Keppel Corp., Ltd.	6,000	33,026
Oversea-Chinese Banking Corp., Ltd.	12,938	112,996
Sarine Technologies Ltd.	1,433,700	1,026,057
SATS Ltd.	2,284,700	7,880,800
Sembcorp Industries Ltd.	3,800	9,203
Singapore Airlines Ltd.	2,131	16,060
Singapore Exchange Ltd.	3,200	18,009
Singapore Press Holdings Ltd.	6,300	12,476
Singapore Technologies Engineering Ltd.	6,200	15,828
Singapore Telecommunications Ltd.	33,700	92,741
StarHub Ltd.	3,300	6,369
Suntec Real Estate Investment Trust	9,324	13,348
United Overseas Bank Ltd.	5,441	98,295
UOL Group Ltd.	2,100	13,926
Venture Corp., Ltd.	537,000	7,676,247
Wilmar International Ltd.	6,500	16,175
Yangzijiang Shipbuilding Holdings Ltd.	10,500	12,130
		31,943,279

South Africa 0.3%
Bid Corp., Ltd.	26,434	581,450
Dis-Chem Pharmacies Ltd.	1,806,396	4,228,924
RMB Holdings Ltd.	122,055	539,596
The Bidvest Group Ltd.	26,434	320,941
		5,670,911

Spain 1.3%
Abertis Infraestructuras S.A.	2,876	62,204
ACS Actividades de Construccion y Servicios S.A.	976	38,473
Aena SME S.A.	273	50,088
Amadeus IT Group S.A.	67,124	4,554,289
Banco Bilbao Vizcaya Argentaria S.A.	27,530	240,735
Banco De Sabadell S.A.	22,171	44,391
Banco Santander S.A.	65,957	447,143
Bankia S.A.	4,090	19,518
Bankinter S.A.	150,940	1,424,381
CaixaBank S.A.	14,582	68,220
Distribuidora Internacional de Alimentacion S.A.	2,418	11,826
Enagas S.A.	903	26,010
Endesa S.A.	1,266	28,977
Ferrovial S.A.	1,992	43,260
Gas Natural SDG S.A.	1,463	31,305
Grifols S.A.	1,246	38,993
Iberdrola S.A.	23,615	190,833
Industria de Diseno Textil S.A.	4,495	168,014
Inmobiliaria Colonial Socimi S.A.	493,797	4,701,180
International Consolidated Airlines Group S.A.	2,586	21,828
Mapfre S.A.	4,274	13,978
Masmovil Ibercom S.A. *	45,035	3,720,392
NH Hotel Group S.A.	821,767	5,195,581
Prosegur Cia de Seguridad S.A.	59,934	457,382
Red Electrica Corp. S.A.	1,811	40,100
Repsol S.A.	5,089	95,365
Siemens Gamesa Renewable Energy S.A.	1,017	14,746
Telefonica S.A.	18,589	194,914
		21,944,126

Security	Number of Shares	Value ($)
Sweden 3.5%
AAK AB	114,602	9,261,852
AF AB, B Shares	353,944	7,293,107
Alfa Laval AB	1,214	30,744
Assa Abloy AB, Class B	4,143	87,346
Atlas Copco AB, A Shares	84,509	3,705,842
Atlas Copco AB, B Shares	22,379	888,406
Boliden AB	57,267	2,003,873
Electrolux AB, B Shares	992	35,064
Essity AB, Class B *	2,459	73,498
Fabege AB	24,556	518,506
Getinge AB, B Shares	777	15,294
Hennes & Mauritz AB, B Shares	654,014	16,412,542
Hexagon AB, B Shares	1,045	53,582
Hexpol AB	44,283	447,893
Hufvudstaden AB, A Shares	25,635	421,830
Husqvarna AB, B Shares	52,065	508,634
ICA Gruppen AB	327	12,060
Industrivarden AB, C Shares	637	16,369
Intrum Justitia AB	18,992	665,610
Investor AB, B Shares	1,882	93,247
Kinnevik AB, Class B	933	30,604
LE Lundbergfortagen AB, B Shares	154	12,021
Lundin Petroleum AB *	743	17,479
Munters Group AB *	25,927	214,777
Nordea Bank AB	12,520	151,301
Saab AB, Class B	95,867	4,897,678
Sandvik AB	4,625	84,422
Securitas AB, B Shares	1,246	21,862
Skandinaviska Enskilda Banken AB, A Shares	6,284	77,442
Skanska AB, B Shares	1,400	30,700
SKF AB, B Shares	303,830	7,060,654
SSAB AB, A Shares *	485,025	2,381,204
Svenska Handelsbanken AB, A Shares	6,224	89,204
Swedbank AB, A Shares	20,725	514,348
Swedish Match AB	752	28,329
Tele2 AB, B Shares	1,405	17,871
Telefonaktiebolaget LM Ericsson, B Shares	12,696	79,897
Telia Co. AB	10,509	48,640
Volvo AB, B Shares	130,116	2,577,109
		60,880,841

Switzerland 6.2%
ABB Ltd.	8,172	213,412
Adecco Group AG	658	52,204
Baloise Holding AG	209	32,950
Barry Callebaut AG *	9	14,063
Belimo Holding AG	663	2,842,995
Burckhardt Compression Holding AG	7,387	2,200,674
Cembra Money Bank AG *	5,753	515,379
Chocoladefabriken Lindt & Spruengli AG	4	23,154
Cie Financiere Richemont S.A.	83,451	7,693,037
Credit Suisse Group AG *	1,236,579	19,487,027
Daetwyler Holding AG	12,814	2,148,822
dormakaba Holding AG, Series B *	570	564,170
Dufry AG *	5,530	823,131
EMS-Chemie Holding AG	33	21,634
Geberit AG	153	69,271
Georg Fischer AG	3,836	4,726,220
Givaudan S.A.	38	84,865
Idorsia Ltd. *	129,552	2,553,196
Julius Baer Group Ltd. *	905	53,529
Kuehne & Nagel International AG	23,990	4,191,432
LafargeHolcim Ltd. *	198,034	11,181,967
Landis&Gyr Group AG *	32,221	2,192,928

34
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Leonteq AG *	26,069	1,636,279
Logitech International S.A.	124,585	4,455,079
Lonza Group AG *	16,744	4,448,230
Nestle S.A.	27,987	2,354,784
Novartis AG	9,131	753,118
Pargesa Holding S.A.	171	14,320
Partners Group Holding AG	4,909	3,301,734
Roche Holding AG	2,887	667,275
Schindler Holding AG	248	55,738
SGS S.A.	22	54,330
Sika AG	9	66,613
Sonova Holding AG	212	38,273
Straumann Holding AG	13,369	9,334,235
Swiss Life Holding AG *	131	45,532
Swiss Prime Site AG *	284	24,240
Swiss Re AG	1,337	125,826
Swisscom AG	107	54,059
Tecan Group AG	13,114	2,773,713
Temenos Group AG *	51,430	5,938,698
The Swatch Group AG	241	18,166
The Swatch Group AG - Bearer Shares	11,440	4,483,837
U-Blox Holding AG *	24,003	4,712,827
UBS Group AG *	15,058	256,183
Vifor Pharma AG	208	26,753
Zurich Insurance Group AG	621	189,508
		107,515,410

Taiwan 1.4%
Airtac International Group	327,070	5,301,767
MediaTek, Inc.	265,000	3,015,571
Merry Electronics Co., Ltd.	503,000	3,847,750
Silergy Corp.	189,000	4,082,160
Taiwan Semiconductor Manufacturing Co., Ltd.	151,000	1,220,729
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	145,275	6,149,490
		23,617,467

Thailand 0.0%
PTT Global Chemical PCL	293,500	706,803

United Kingdom 15.7%
3i Group plc	176,930	2,258,006
Admiral Group plc	882	22,531
Anglo American plc	5,507	103,879
Antofagasta plc	1,567	19,860
Ashtead Group plc	227,728	5,866,162
Associated British Foods plc	1,441	63,778
AstraZeneca plc	5,206	352,243
Auto Trader Group plc	3,893	17,703
Aviva plc	16,722	112,178
Babcock International Group plc	1,027	11,074
BAE Systems plc	13,080	103,036
Barclays plc	69,589	171,726
Barratt Developments plc	4,148	36,066
Bellway plc	218,562	10,597,156
BHP Billiton plc	8,705	157,610
BP plc	80,423	545,482
British American Tobacco plc	9,454	610,821
BT Group plc	34,908	120,277
Bunzl plc	48,437	1,508,837
Burberry Group plc	75,329	1,902,616
Burford Capital Ltd.	160,605	2,645,013
Capita plc	2,806	19,541
Carnival plc	34,821	2,295,688
Security	Number of Shares	Value ($)
Centrica plc	22,757	51,321
Cineworld Group plc	751,795	6,633,025
Close Brothers Group plc	22,942	423,124
CNH Industrial N.V.	1,127,367	14,383,673
Cobham plc *	9,706	17,919
Coca-Cola European Partners plc	911	37,369
Coca-Cola HBC AG CDI *	719	24,300
Compass Group plc	207,314	4,551,442
ConvaTec Group plc	5,022	13,066
Croda International plc	200,177	11,124,774
Dechra Pharmaceuticals plc	20,721	565,851
Diageo plc	193,857	6,619,986
Diploma plc	406,566	5,826,391
Direct Line Insurance Group plc	5,477	27,032
Dixons Carphone plc	3,823	8,806
easyJet plc	27,412	487,518
Elementis plc	569,915	2,152,159
Equiniti Group plc	662,723	2,666,112
Experian plc	289,674	6,102,936
Ferguson plc	20,049	1,402,026
Fevertree Drinks plc	22,444	632,249
Fresnillo plc	878	15,184
G4S plc	820,843	3,062,911
GKN plc	7,062	29,765
GlaxoSmithKline plc	20,194	362,428
Glencore plc *	5,116,779	24,679,245
Greene King plc	357,423	2,568,281
Greggs plc	32,542	550,631
Halma plc	379,520	5,955,004
Hammerson plc	3,152	21,942
Hargreaves Lansdown plc	1,036	21,762
Hikma Pharmaceuticals plc	571	8,826
Hiscox Ltd.	70,800	1,342,569
HSBC Holdings plc	82,201	802,703
IMI plc	1,063	17,248
Imperial Brands plc	3,951	161,088
Inmarsat plc	1,942	16,019
InterContinental Hotels Group plc	733	40,609
Intermediate Capital Group plc	338,217	4,367,178
Intertek Group plc	23,370	1,683,599
Intu Properties plc	3,656	10,496
Investec plc	2,575	17,620
ITV plc	14,455	31,597
J. Sainsbury plc	6,526	21,015
John Wood Group plc	2,453	23,195
Johnson Matthey plc	798	35,827
Jupiter Fund Management plc	99,801	787,478
Just Eat plc *	489,422	5,070,430
Kingfisher plc	8,978	37,327
Laird plc	2,334,605	5,054,150
Land Securities Group plc	2,998	38,506
Legal & General Group plc	24,618	87,285
Liberty Global plc, Class A *	88,400	2,727,140
Liberty Global plc, Series C *	228,700	6,835,843
Lloyds Banking Group plc	24,931,153	22,598,358
London Stock Exchange Group plc	1,307	65,270
Marks & Spencer Group plc	6,693	30,590
Mediclinic International plc	1,464	11,317
Meggitt plc	493,307	3,395,938
Merlin Entertainments plc	2,820	14,185
Metro Bank plc *	10,861	512,846
Micro Focus International plc	33,407	1,173,404
Mondi plc	1,499	36,252
National Grid plc	14,051	169,138
Next plc	618	40,397
Old Mutual plc	19,936	50,572
Pearson plc	3,387	31,627
Persimmon plc	1,267	47,151

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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Playtech plc	48,825	637,981
Provident Financial plc	604	7,473
Prudential plc	10,624	260,770
Randgold Resources Ltd.	386	37,931
Reckitt Benckiser Group plc	2,723	243,618
RELX plc	4,406	101,386
Renishaw plc	9,971	655,969
Rentokil Initial plc	2,954,406	13,174,723
Rio Tinto plc	5,095	240,793
Rolls-Royce Holdings plc *	6,841	88,406
Rolls-Royce Holdings plc, C Shares *(d)	314,686	418
Royal Bank of Scotland Group plc *	2,365,442	8,885,942
Royal Dutch Shell plc, A Shares	18,384	578,724
Royal Dutch Shell plc, B Shares	15,401	495,870
Royal Mail plc	3,646	18,130
RSA Insurance Group plc	4,197	35,046
Sanne Group plc	112,541	1,195,182
Schroders plc	181,340	8,413,600
Schroders plc, Non-Voting Shares	1,100	36,785
Segro plc	166,240	1,200,104
Severn Trent plc	939	26,329
Sky plc *	4,171	52,239
Smith & Nephew plc	3,607	68,034
Smiths Group plc	130,728	2,727,755
Spectris plc	93,293	3,171,819
Spirax-Sarco Engineering plc	135,894	10,196,969
SSE plc	4,164	76,476
St. James's Place plc	2,172	33,948
Standard Chartered plc *	13,541	134,867
Standard Life Aberdeen plc	10,989	62,706
Synthomer plc	71,714	466,330
Tate & Lyle plc	1,823	15,660
Taylor Wimpey plc	13,443	35,625
Tesco plc	33,822	81,497
The Berkeley Group Holdings plc	540	26,831
The British Land Co., plc	4,027	32,152
The Sage Group plc	4,409	43,643
The Weir Group plc	862	22,347
Travis Perkins plc	1,072	21,641
TUI AG	1,788	32,293
UDG Healthcare plc	197,737	2,427,963
Ultra Electronics Holdings plc	178,825	4,330,198
Unilever plc	79,324	4,495,604
United Utilities Group plc	2,806	31,044
Victrex plc	262,751	8,366,224
Vodafone Group plc	109,512	313,241
WH Smith plc	50,898	1,383,776
Whitbread plc	741	36,343
WM Morrison Supermarkets plc	8,839	26,320
Worldpay Group plc	8,412	45,346
WPP plc	560,388	9,907,220
		272,955,599

United States 0.5%
Willis Towers Watson plc	51,766	8,338,467
Total Common Stock
(Cost $1,267,196,837)		1,686,994,604

Preferred Stock 0.5% of net assets

Brazil 0.3%
Itau Unibanco Holding S.A.	341,850	4,394,214

Security	Number of Shares	Value ($)
Germany 0.2%
Bayerische Motoren Werke AG	214	18,777
Fuchs Petrolub SE	12,665	713,197
Henkel AG & Co. KGaA	734	103,066
Jungheinrich AG	73,770	3,359,635
Porsche Automobil Holding SE	630	46,100
Schaeffler AG	674	10,746
Volkswagen AG	756	138,426
		4,389,947

Italy 0.0%
Intesa Sanpaolo S.p.A. - RSP	4,119	12,982
Telecom Italia S.p.A. - RSP	25,361	18,018
		31,000
Total Preferred Stock
(Cost $6,525,039)		8,815,161

Other Investment Companies 2.8% of net assets

Equity Fund 0.0%
iShares MSCI EAFE ETF	1,156	80,492

Money Market Fund 2.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (a)	48,228,436	48,228,436
Total Other Investment Companies
(Cost $48,307,011)		48,308,928

Rights 0.0% of net assets
Spain 0.0%
Banco Santander S.A. expires 11/01/17 *	65,957	3,150
Ferrovial S.A. expires 11/13/17 *	1,992	958
Total Rights
(Cost $4,040)		4,108
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
United States Treasury Bill 1.09%, 12/07/17 (b)(c)	30,000	29,970
Total Short-Term Investment
(Cost $29,968)		29,970

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	170	17,062,900	345,668

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Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation ($)
Forward Foreign Currency Exchange Contracts
03/21/2018	State Street Bank & Trust Co.	USD	7,095,688	CHF	6,736,000	276,065
01/31/2018	State Street Bank & Trust Co.	USD	15,501,543	NZD	22,439,500	169,497
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						445,562
At 10/31/17, the values of certain foreign securities held by the fund aggregating $1,403,566,620 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange-traded fund
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

CHF —	Swiss franc
NZD —	New Zealand dollar
USD —	U.S. dollar

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$143,606,954	$—	$143,606,954
Argentina	521,660	—	—	521,660
Austria	447,448	134,489	—	581,937
Brazil	15,446,719	—	—	15,446,719
Canada	99,237,211	—	—	99,237,211
China	16,577,402	45,932,032	—	62,509,434
Finland	2,555,242	1,513,957	—	4,069,199
France	19,124,598	167,188,513	—	186,313,111
Germany	3,638,626	169,949,725	—	173,588,351
Hong Kong	3,582,036	20,602,922	— *	24,184,958
India	4,813,304	38,676,470	—	43,489,774
Ireland	9,201,755	346,644	—	9,548,399
Israel	4,287,501	650,569	—	4,938,070
Italy	3,562,532	61,642,059	—	65,204,591
Japan	3,147,992	243,141,339	—	246,289,331
Mexico	11,075,329	—	—	11,075,329
Netherlands	6,906,453	26,746,281	—	33,652,734
New Zealand	3,611,449	28,110,368	—	31,721,817
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Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2017 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Norway	$38,749	$3,518,869	$—	$3,557,618
Peru	3,345,595	—	—	3,345,595
Portugal	—	91,636	— *	91,636
Republic of Korea	9,812,611	11,416,468	—	21,229,079
Russia	1,161,473	—	—	1,161,473
South Africa	4,810,374	860,537	—	5,670,911
Spain	3,720,392	18,223,734	—	21,944,126
Sweden	8,173,494	52,707,347	—	60,880,841
Switzerland	2,890,389	104,625,021	—	107,515,410
Taiwan	6,149,490	17,467,977	—	23,617,467
Thailand	706,803	—	—	706,803
United Kingdom	30,963,419	241,991,762	418	272,955,599
United States	8,338,467	—	—	8,338,467
Preferred Stock[1]	—	4,420,947	—	4,420,947
Brazil	4,394,214	—	—	4,394,214
Other Investment Companies[1]	48,308,928	—	—	48,308,928
Rights [1]	4,108	—	—	4,108
Short-Term Investments[1]	—	29,970	—	29,970
Futures Contracts[2]	345,668	—	—	345,668
Forward Foreign Currency Exchange Contracts[2]	—	445,562	—	445,562
Total	$340,901,431	$1,404,042,152	$418	$1,744,944,001
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $9,217,354 and $31,899,311 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period. Fund Investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,322,062,895)		$1,744,152,771
Foreign currency, at value (cost $926,676)		924,457
Deposit with broker for futures contracts		1,540,001
Receivables:
Investments sold		7,099,310
Dividends		2,164,173
Foreign tax reclaims		1,213,043
Fund shares sold		926,756
Variation margin on futures contracts		72,146
Unrealized appreciation on forward foreign currency exchange contracts		445,562
Prepaid expenses	+	27,743
Total assets		1,758,565,962
Liabilities
Payables:
Investments bought		11,076,329
Investment adviser and administrator fees		1,511,529
Shareholder service fees		212,739
Fund shares redeemed		3,502,557
Foreign capital gains tax		528,648
Accrued expenses and other liabilities	+	315,187
Total liabilities		17,146,989
Net Assets
Total assets		1,758,565,962
Total liabilities	–	17,146,989
Net assets		$1,741,418,973
Net Assets by Source
Capital received from investors		1,268,600,240
Net investment income not yet distributed		12,569,530
Net realized capital gains		37,875,984
Net unrealized capital appreciation		422,373,219

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$512,187,589		18,986,236		$26.98
Select Shares	$1,229,231,384		45,589,994		$26.96

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Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $3,595,367)		$32,505,473
Income from non-cash dividends	+	1,861,090
Total investment income		34,366,563
Expenses
Investment adviser and administrator fees		20,129,706
Shareholder service fees:
Investor Shares		1,099,136
Select Shares		1,790,132
Custodian fees		1,006,272
Portfolio accounting fees		177,490
Shareholder reports		126,019
Professional fees		66,804
Transfer agent fees		54,552
Registration fees		43,403
Independent trustees’ fees		15,895
Interest expense		779
Other expenses	+	59,284
Total expenses		24,569,472
Expense reduction by CSIM and its affiliates	–	4,070,354
Net expenses	–	20,499,118
Net investment income		13,867,445
Realized and Unrealized Gains (Losses)
Net realized gains on investments (net of foreign capital gain tax paid of ($184,190))		67,459,497
Net realized gains on futures contracts		4,610,038
Net realized losses on foreign currency transactions		(519,939)
Net realized gains on forward foreign currency exchange contracts	+	832,199
Net realized gains		72,381,795
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $441,407)		312,792,465
Net change in unrealized appreciation (depreciation) on futures contracts		809,166
Net change in unrealized appreciation (depreciation) on foreign currency translations		181,584
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	+	221,841
Net change in unrealized appreciation (depreciation)	+	314,005,056
Net realized and unrealized gains		386,386,851
Increase in net assets resulting from operations		$400,254,296
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Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$13,867,445	$14,639,509
Net realized gains (losses)		72,381,795	(9,854,169)
Net change in unrealized appreciation (depreciation)	+	314,005,056	(18,810,623)
Increase (decrease) in net assets from operations		400,254,296	(14,025,283)
Distributions to Shareholders
Distributions from net investment income
Investor Shares		(3,023,945)	(6,292,923)
Select Shares	+	(9,031,598)	(18,622,940)
Total distributions from net investment income		(12,055,543)	(24,915,863)
Distributions from net realized gains
Investor Shares		—	(28,099,826)
Select Shares	+	—	(72,880,802)
Total distributions from net realized gains		—	(100,980,628)
Total distributions		($12,055,543)	($125,896,491)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		1,073,343	$26,268,397	751,766	$15,557,806
Select Shares	+	3,940,536	93,709,180	4,875,860	100,112,035
Total shares sold		5,013,879	$119,977,577	5,627,626	$115,669,841
Shares Reinvested
Investor Shares		128,906	$2,663,205	1,484,420	$30,682,952
Select Shares	+	260,814	5,377,990	2,403,803	49,590,453
Total shares reinvested		389,720	$8,041,195	3,888,223	$80,273,405
Shares Redeemed
Investor Shares		(3,345,200)	($76,914,481)	(4,715,236)	($97,117,882)
Select Shares	+	(8,849,251)	(208,212,630)	(18,470,059)	(379,624,146)
Total shares redeemed		(12,194,451)	($285,127,111)	(23,185,295)	($476,742,028)
Net transactions in fund shares		(6,790,852)	($157,108,339)	(13,669,446)	($280,798,782)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		71,367,082	$1,510,328,559	85,036,528	$1,931,049,115
Total increase or decrease	+	(6,790,852)	231,090,414	(13,669,446)	(420,720,556)
End of period		64,576,230	$1,741,418,973	71,367,082	$1,510,328,559
Net investment income not yet distributed			$12,569,530		$9,070,674
41
Laudus MarketMasters Funds  |  Annual Report
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Laudus MarketMasters Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Laudus Small-Cap MarketMasters Fund	Schwab Target 2045 Fund
Laudus International MarketMasters Fund	Schwab Target 2050 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2055 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2060 Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
Each fund in this report offers two share classes: Investor Shares and Select Shares®. Shares of each class represent an interest in the same portfolio, but each class has different expenses and investment minimums.
Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
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Laudus MarketMasters Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
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Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Laudus International MarketMasters Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details, see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2017, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds’ investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Management Risk. As with all actively managed funds, a fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause a fund to underperform its benchmark or other funds with a similar investment objective.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. To the extent
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Financial Notes (continued)

3. Risk Factors (continued):
the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of a fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of a fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, a fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if a fund had a single manager.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or a fund may have to sell them at a loss.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
Over $1 billion	1.07%	1.25%
For the period ended October 31, 2017, the aggregate advisory fees paid to CSIM by the Laudus Small-Cap MarketMasters Fund and the Laudus International MarketMasters Fund were 1.17% and 1.27%, respectively, as a percentage of each fund’s average daily net assets.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables a fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, “service providers”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.20% for Select Shares and 0.25% for Investor Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.20% for Select Shares and 0.25% for Investor Shares of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Investor Shares	1.35%	1.40%
Select Shares	1.20%	1.25%
Investments from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2017, as applicable:
	Underlying Funds
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Schwab Balanced Fund	20.8%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.5%
Schwab Monthly Income Fund - Maximum Payout	—%	0.1%
Schwab Monthly Income Fund - Moderate Payout	—%	0.3%
Schwab Target 2010 Fund	0.2%	0.2%
Schwab Target 2015 Fund	0.4%	0.3%
Schwab Target 2020 Fund	3.2%	2.5%
Schwab Target 2025 Fund	3.8%	2.8%
Schwab Target 2030 Fund	9.3%	6.0%
Schwab Target 2035 Fund	5.2%	3.0%
Schwab Target 2040 Fund	13.3%	7.3%
Schwab Target 2045 Fund	1.8%	0.9%
Schwab Target 2050 Fund	1.7%	0.8%
Schwab Target 2055 Fund	1.1%	0.5%
Schwab Target 2060 Fund	0.1%	0.0%*
*	Less than 0.05%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees, subject to reimbursement by the Laudus International MarketMasters Fund to the extent the fund is able to successfully recover taxes withheld in the future. As of October 31, 2017, the balance of professional fees related to foreign withholding tax subject to future reimbursement to the investment adviser was $136,485 for Laudus International MarketMasters Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
Effective December 1, 2017, the funds are participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Laudus Small-Cap MarketMasters Fund	$175,764,480	$184,996,205
Laudus International MarketMasters Fund	1,085,564,987	1,224,536,885
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Financial Notes (continued)

8. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2017 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2017, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Laudus Small-Cap MarketMasters Fund	$1,698,345	23
Laudus International MarketMasters Fund	28,708,132	319
The Laudus International MarketMasters Fund invested in forwards during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2017, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $26,989,485 and $166,411 respectively.
As of October 31, 2017, the derivatives contracts held by the funds, categorized by primary risk exposure, were:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Asset Derivatives	Fair Value
Equity Index - Futures Contracts[1]	$194,801	$345,668
Forward Foreign Currency Exchange Contracts[2]	—	445,562
Liability Derivatives	Fair Value
Equity Index - Futures Contracts[3]	$—	$—
Forward Foreign Currency Exchange Contracts[4]	—	—
[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the funds in the Statement of Operations for the period ended October 31, 2017 were:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Equity Index Futures Contracts
Realized Gains (Losses)[1]	$150,066	$4,610,038
Change in Unrealized Appreciation (Depreciation)[2]	213,604	809,166
Forward Foreign Currency Exchange Contracts
Realized Gains (Losses)[1]	$—	$832,199
Change in Unrealized Appreciation (Depreciation)[2]	—	221,841
[1]	Statement of Operations location: Net realized gains (losses) on futures contracts and net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on foreign currency translations.
The funds’ forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. The Laudus International MarketMasters Fund’s forwards, which are
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Financial Notes (continued)

8. Derivatives (continued):
reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2017.
		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
State Street Bank & Trust Co.	$445,562	$—	$—	$445,562
Total	$445,562	$—	$—	$445,562
[a]	Represents the net amount due from the counterparty in the event of default.

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the funds no longer charge redemption fees. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/16-10/31/17)	Prior Period (11/1/15-10/31/16)
Laudus Small-Cap MarketMasters Fund	$202	$110
Laudus International MarketMasters Fund	2,865	11,152

10. Federal Income Taxes:
As of October 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Tax cost	$164,711,539	$1,349,346,602
Gross unrealized appreciation	$30,972,366	$419,674,850
Gross unrealized depreciation	(9,056,358)	(24,077,451)
Net unrealized appreciation (depreciation)	$21,916,008	$395,597,399
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Undistributed ordinary income	$10,688,920	$35,453,965
Undistributed long-term capital gains	11,670,014	42,268,959
Net unrealized appreciation (depreciation) on investments	21,916,008	395,597,399
Net other unrealized appreciation (depreciation)	—	(501,590)
Total	$44,274,942	$472,818,733
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
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Financial Notes (continued)

10. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2017, the funds had no capital loss carryforwards.
For the year ended October 31, 2017, the funds had capital loss carryforwards utilized as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Capital loss carryforwards utilized	$—	$13,160,449
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Current period distributions
Ordinary income	$374,652	$12,055,543
Long-term capital gains	1,680,089	—
Prior period distributions
Ordinary income	$1,923,995	$24,918,086
Long-term capital gains	8,100,932	100,978,405
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2017, the funds made the following reclassifications:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Capital shares	$35	$—
Undistributed net investment income	(1,270)	1,686,954
Net realized capital gains (losses)	1,235	(1,686,954)
As of October 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the funds did not incur any interest or penalties.

11. Custody Out-of-Pocket Fee Reimbursement:
In December 2015, State Street, the funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid to the funds during the period ended October 31, 2017 as a reimbursement. State Street made payment to a fund if the inaccurate billing occurred when the fund’s operating expenses were not contractually waived by CSIM. If CSIM was contractually waiving fees when the inaccurate billing occurred, State Street made that payment directly to CSIM to the extent of amounts waived by CSIM; any additional amounts were applied to the fund. The
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Financial Notes (continued)

11. Custody Out-of-Pocket Fee Reimbursement (continued):
amounts applied to each fund were recognized as a change in accounting estimate. This resulted in a decrease in Net expenses and an overall increase in Net assets. The payment is netted with Custodian fees in each fund’s Statement of Operations. Below are the amounts that were reimbursed to the funds and to CSIM for the period ended October 31, 2017:
	State Street to Fund	State Street to CSIM
Laudus Small-Cap MarketMasters Fund
Investor Shares	$152	$4,911
Select Shares	266	8,592
Laudus International MarketMasters Fund
Investor Shares	15,810	15,185
Select Shares	37,943	36,843

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2017
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Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $3,534,541 to its shareholders for the year ended October 31, 2017. The respective foreign source income on the fund is $37,621,001.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2017, qualify for the corporate dividends received deduction:
Percentage
Laudus Small-Cap MarketMasters Fund	63.66
Laudus International MarketMasters Fund	—
For the fiscal year ended October 31, 2017, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.

Laudus Small-Cap MarketMasters Fund	$239,989
Laudus International MarketMasters Fund	15,028,786
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2017:

Laudus Small-Cap MarketMasters Fund	$1,680,089
Laudus International MarketMasters Fund	—
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Investment Advisory and Sub-Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (each, a Fund and collectively, the Funds), and the individual sub-advisory agreements between CSIM and The Boston Company Asset Management, LLC, Mellon Capital Management Corp., and Wellington Management Company LLP relating to Laudus Small-Cap MarketMasters Fund; and CSIM and American Century Investment Management, Inc., Harris Associates L.P., Mellon Capital Management Corp., Mondrian Investment Partners Limited and William Blair Investment Management, LLC, relating to the Laudus International MarketMasters Fund (collectively, the Sub-Advisers). Such investment advisory and administration agreement and sub-advisory agreements are collectively referred to herein as the Agreements. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent
Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017.
The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;
2.	each Fund’s investment and administration agreement performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, collective trust funds and other types of accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM

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to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Funds and the resources of CSIM, its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although Laudus Small-Cap MarketMasters Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements with respect to Laudus Small-Cap MarketMasters Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM and the Sub-Advisers that were reasonable and consistent with the investment objective and policies of Laudus Small-Cap MarketMasters Fund and that CSIM and the Sub-Advisers had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds, and to other types of accounts, which may include collective trust funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM, and its respective affiliates. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers

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from their relationship with the Funds, such as whether, by virtue of its management of the Funds, any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Laudus MarketMasters Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

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Laudus MarketMasters Funds  |  Annual Report

Notes

Notes

Notes

Laudus MarketMasters Funds
Laudus Funds®

Laudus Funds offer investors access to some of the world’s leading investment managers. With a rigorous manager selection process and ongoing oversight by Charles Schwab Investment Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Charles Schwab Investment Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus or, if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.schwabfunds.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.

The Laudus Funds®
Laudus U.S. Large Cap Growth
Laudus U.S. Large Cap Growth Fund
Laudus MarketMasters Funds®
Laudus International MarketMasters Fund™
Laudus Small-Cap MarketMasters Fund™
Laudus Mondrian Funds™
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Laudus MarketMasters Funds
1-877-824-5615

Printed on recycled paper.

Charles Schwab Investment Management, Inc. (CSIM) is the investment adviser for Laudus Funds. The Laudus Group of Funds includes the Laudus Mondrian Funds and Laudus U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc. (ALPS); and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc. (Schwab), Member SIPC. Schwab and CSIM, affiliates and subsidiaries of The Charles Schwab Corporation, are not affiliated with ALPS.

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MFR13812-20
00201781

Annual Report  |  October 31, 2017
Schwab Active Equity Funds

Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core
Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2017
Schwab Core Equity Fund (Ticker Symbol: SWANX)	26.00%
S&P 500® Index	23.63%
Fund Category: Morningstar Large Blend[1]	22.34%
Performance Details	pages 8-10

Schwab Dividend Equity Fund (Ticker Symbol: SWDSX)	21.19%
Russell 1000® Value Index	17.78%
Fund Category: Morningstar Large Value[1]	19.35%
Performance Details	pages 11-13

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	28.10%
Russell 1000® Growth Index	29.71%
Fund Category: Morningstar Large Growth[1]	26.56%
Performance Details	pages 14-16

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	25.87%
Russell 2000® Index	27.85%
Fund Category: Morningstar Small Blend[1]	24.89%
Performance Details	pages 17-19
Total Return for the 12 Months Ended October 31, 2017
Schwab Hedged Equity Fund (Ticker Symbol: SWHEX)	11.71%
S&P 500® Index	23.63%
Fund Category: Morningstar Long-Short Equity[1]	12.09%
Performance Details	pages 20-22

Schwab Health Care Fund[2] (Ticker Symbol: SWHFX)	21.10%
Dow Jones Global Health Care Index	19.97%
Fund Category: Morningstar Health[1]	25.01%
Performance Details	pages 23-25

Schwab International Core Equity Fund[2] (Ticker Symbol: SICNX)	25.58%
MSCI EAFE® Index (Net)[3]	23.44%
Fund Category: Morningstar Foreign Large Blend[1]	22.45%
Performance Details	pages 26-28

Minimum Initial Investment[4]	$100

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Investors tend to think about risk differently. But one ingredient we’ve found that holds fairly consistent is that while investors seek attractive returns, they also want to protect against the downside. Eight years into the current bull market, we find it an appropriate time to revisit the topic with you, and assure you of our commitment to risk management.
The Schwab Active Equity Funds offer an array of actively managed investment strategies ranging from broad asset-class coverage to sector-specific exposure. All of them are guided by our belief that inefficiencies exist in the U.S. and international equity markets, and that a disciplined investment process can exploit those inefficiencies. Our portfolio management team is highly mindful of risk, managing it at every step of that process. That means the team regularly conducts research and testing to monitor and evaluate its investment decisions, looking for ways to continuously improve and optimize the portfolios.
This risk-controlled approach is integral to consistent, long-term performance. We’re proud of the funds’ sustained track record of solid performance since inception—a record that was bolstered during the 12-month period ended October 31, 2017. All seven of the Schwab Active Equity Funds generated double-digit gains, with four of the funds outperforming their benchmarks.
At Charles Schwab Investment Management, we believe actively managed funds should not only help investors manage risk, but also make clear the risks they’re assuming. We recognize that appetites for risk may change over time. That’s why, for each of our Active Equity Funds, we list a variety of measures on both the funds’ factsheets and our website to help you determine if a fund is a good fit for your risk profile. We believe by including this information, you can make better decisions that align with your thinking about risk.
Our commitment to our shareholders continues to garner us recognition. Earlier this year, we were named one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, and repeatable investment strategies. While we’re proud of such achievements, most importantly, we’re honored to serve our investors. We’re committed to putting investors first—a commitment that will continue to inform how we operate and the decisions that we make.
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.
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Schwab Active Equity Funds
From the President (continued)

“ We’re proud of the funds’ sustained track record of solid performance since inception—a record that was bolstered during the 12-month period ended October 31, 2017.”
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Active Equity Funds and for the funds’ financial statements, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2017, both U.S. and international equity markets generated positive returns. U.S. stocks rallied amid expectations for reflationary policies from the Trump administration, as well as short-term interest rate hikes from the Federal Reserve (Fed) and high levels of consumer confidence. Outside the U.S., both a generally strengthening global economic outlook and continued accommodative monetary policies from many of the world’s central banks supported the performance of international equities. Due in part to solid global economic growth, traditionally cyclical sectors, such as Information Technology and Health Care, generally outperformed more value-oriented sectors, such as Consumer Staples and Energy. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 23.63%, while the Russell 2000® Index, a U.S. small-cap company measure, returned 27.85%. Internationally, the MSCI EAFE® Index (Net)*, a broad measure of international developed equity performance, returned 23.44% for the same period.
Global economic growth improved over the reporting period. In August, all 45 of the major economies tracked by the Organization for Economic Cooperation and Development were growing together for the first time in a decade, with many on track to grow faster than they did in 2016. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. After a slow 2016 and beginning to 2017, quarterly gross domestic product (GDP) picked up in the second quarter to an annualized pace of 3.1%, driven by an increase in personal consumption expenditures. Consumer confidence also remained high, peaking soon after the U.S. presidential election and remaining elevated throughout the reporting period. Internationally, the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. GDP also grew in Japan over the reporting period amid strong consumer spending and exports, marking seven straight quarters of growth and the longest run in nearly two decades.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment (continued)

During the 12-month reporting period, monetary policy remained generally accommodative across the globe, though several central banks took steps toward tighter policies. In the U.S., the Fed raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. The increases were in increments of 0.25%, with the federal funds rate ending the reporting period in a range of 1.00% to 1.25%. However, even with progress toward a more normalized interest rate environment, U.S. interest rates remained low by historical averages. The Fed also announced in September it would begin unwinding its $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. Outside the U.S., the European Central Bank (ECB) announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England (BoE) maintained interest rates at or near record lows, while the Bank of Japan introduced yield curve management as a policy tool in September 2017 and maintained negative interest rates throughout the reporting period. Though inflation remained stubbornly low across much of Europe and Asia, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. (After the end of the reporting period in early November, the BoE raised its benchmark rate to 0.5%—the first increase in 10 years.)
Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea. Otherwise, market volatility, as measured by the CBOE Volatility Index®1 (or VIX®), fell over the reporting period, hitting an all-time low in early October. These low levels of volatility, combined with high consumer confidence, contributed to the momentum-driven rally in cyclical sectors. Meanwhile, most equities rose over the 12-month reporting period, with stock markets in the U.S. reaching record highs several times over the year. In late 2016 and early 2017, U.S. stocks rallied amid expectations for policy changes from the Trump administration, including financial deregulation, increased infrastructure spending, and tax reform. As the reporting period continued and meaningful progress stalled in Washington, strong corporate earnings and solid underlying economic data drove the positive performance of U.S. stocks. Outside the U.S., the performance of international developed stocks continued to be supported by generally accommodative monetary policies and improving global growth.
[1]	The CBOE Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the funds and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund and Schwab Health Care Fund. Prior to joining CSIM in 2013, Mr. Clayton spent more than five years at SSI Investment Management, where he was a portfolio manager and director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst/assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.

Xin Wen, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund and the Schwab Dividend Equity Fund. Previously, she served as an Associate Portfolio Manager supporting the Schwab Active Equity Funds. Prior to joining CSIM in 2014, Ms. Wen spent nearly 10 years at Algert Global (formerly Algert Coldiron Investors), a quantitative market neutral hedge fund manager, where she held a number of positions, including Assistant Portfolio Manager and Macroeconomic Research Analyst. In her various roles, she supported both U.S. and International funds and acted as the lead portfolio manager for the Canadian fund.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund as of October 31, 2017

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. The fund expects to hold the common stocks of U.S. companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks performed well over the reporting period, with equity markets reaching record highs throughout the year. Low short-term interest rates, steady economic growth, and strong corporate earnings supported the rally in stocks, as did expectations for policy changes from Washington. Meanwhile, the Federal Reserve continued on its path of interest rate normalization, raising the federal funds rate three times over the reporting period and announcing plans to begin reducing the size of its balance sheet.
Performance. The fund returned 26.00% for the 12-month reporting period ended October 31, 2017, outperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 23.63% for the reporting period.
Positioning and Strategies. The fund’s performance relative to the index was enhanced by an overweight investment in Owens Corning, a company engaged in the business of composite and building materials systems, delivering a range of products and services. The fund’s holdings of Owens Corning returned approximately 72% for the reporting period, driven by strong earnings reports. Owens Corning also benefitted from a solid housing market and increased demand of building supplies after hurricanes Harvey and Irma, as well as an acquisition announcement late in the reporting period. Owens Corning also announced in October that it would buy European mineral wool maker, Paroc Group, increasing Owen Corning’s presence in the European market.
Activision Blizzard, Inc. (Activision) was another contributor to the fund’s relative performance. Activision is a developer and publisher of interactive entertainment content and services, and the fund’s holdings of this company returned approximately 62% for the reporting period. Activision’s quarterly results beat management’s guidance each quarter over the reporting period (seven consecutive quarters in a row since the first quarter of 2016). Activision saw strong demand for its digitally delivered content as well as heightened anticipation surrounding game releases in 2017.
In contrast, the fund’s overweight investment in Spectrum Brands Holdings, Inc. (Spectrum) weighed on the fund’s relative performance. Spectrum is a diversified global consumer products company that produces batteries, personal care, pet care, home and garden, hardware, and auto care products for retail customers. The fund’s holdings of Spectrum returned approximately -18% for the reporting period. Missed earnings forecasts and declining sales were large drivers of this performance. In addition, a subsidiary of Spectrum was ordered to pay almost $2 million in civil penalties for failing to report defective coffee carafes and for continuing to distribute them following a recall, further weighing on returns.
FirstEnergy Corp. (FirstEnergy), a holding company involved in the generation, transmission and distribution of electricity, was another detractor from the fund’s relative performance over the reporting period. The fund’s holdings of FirstEnergy returned less than 1%. This performance was largely driven by a drop in customers, as FirstEnergy transitioned from commodity-exposed generation to a fully regulated company during the reporting period, resulting in a sharp reduction in business customers.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	26.00%	14.46%	6.80%
S&P 500® Index	23.63%	15.18%	7.51%
Fund Category: Morningstar Large Blend[3]	22.34%	13.70%	6.62%
Fund Expense Ratio[4]: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On May 21, 2009 and September 7, 2012, the Laudus U.S. MarketMasters Fund and the Schwab Premier Equity Fund, respectively, merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
9
Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	142
Weighted Average Market Cap (millions)	$152,096
Price/Earnings Ratio (P/E)	21.3
Price/Book Ratio (P/B)	2.9
Portfolio Turnover Rate	86%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
10
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund as of October 31, 2017

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks performed well over the reporting period, with equity markets reaching record highs throughout the year. Low short-term interest rates, steady economic growth, and strong corporate earnings supported the rally in stocks, as did expectations for policy changes from Washington. Meanwhile, the Federal Reserve continued on its path of interest rate normalization, raising the federal funds rate three times over the reporting period and announcing plans to begin reducing the size of its balance sheet. In this higher interest rate environment, growth generally outperformed value, resulting in the underperformance of high dividend-paying stocks compared to the broader stock market.
Performance. The fund returned 21.19% for the 12-month reporting period ended October 31, 2017, outperforming the Russell 1000® Value Index (the index), which the fund uses for performance comparisons. The index returned 17.78% for the reporting period.
As of October 31, 2017, the fund’s dividend yield was 1.25%, lower than the 2.45% dividend yield of the index. As of October 31, 2017, the fund’s 30-Day SEC yield was 1.20%.
Positioning and Strategies. The fund’s performance relative to the index was enhanced by an underweight investment in General Electric Company (GE) over the reporting period. The fund’s holdings of GE returned approximately 3%, while GE returned approximately -28% for the index. The fund sold its position in GE in March 2017, and was thus unaffected by GE’s underperformance later in the year due to missed earnings targets and cut guidance amid weakness in oil and gas and high restructuring costs.
Aerospace company The Boeing Company (Boeing) was another contributor to relative performance. The fund’s holdings of Boeing returned approximately 58% over the reporting period, driven by strong earnings momentum and solid demand, especially in the large single-aisle airplane sector. Boeing also saw increased demand from airlines in the Middle East.
By comparison, the fund’s overweight position in Spectrum Brands Holdings, Inc. (Spectrum) weighed on the fund’s relative performance. Spectrum is a diversified global consumer products company that produces batteries, personal care, pet care, home and garden, hardware, and auto care products for retail customers. The fund’s holdings of Spectrum returned approximately -18% for the reporting period. Missed earnings forecasts and declining sales were large drivers of this performance. In addition, a subsidiary of Spectrum was ordered to pay almost $2 million in civil penalties for failing to report defective coffee carafes and for continuing to distribute them following a recall, further weighing on returns.
Retail Properties of America, Inc. was another detractor from the fund’s relative performance. The fund’s class A holdings of Retail Properties of America, Inc. returned approximately -18% for the reporting period. Retail property owners continued to suffer from declining occupancy and leasing rates as brick and mortar retailers struggled with fierce competition from e-commerce.

Management views and portfolio holdings may have changed since the report date.
11
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	21.19%	12.21%	6.28%
Russell 1000® Value Index	17.78%	13.48%	5.99%
Dividend Equity Spliced Index	17.78%	13.81%	6.87%
S&P 500® Index	23.63%	15.18%	7.51%
Fund Category: Morningstar Large Value[3]	19.35%	12.64%	5.76%
Fund Expense Ratio[4]: 0.89%

Yields1
30-Day SEC Yield	1.20%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
12
Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	126
Weighted Average Market Cap (millions)	$104,957
Price/Earnings Ratio (P/E)	19.5
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	70%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
13
Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund as of October 31, 2017

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. growth stocks outperformed U.S. value stocks over the reporting period amid rising short-term interest rates, though both turned in strong returns. Low short-term interest rates, steady economic growth, and strong corporate earnings supported the performance of U.S. stocks, as did expectations for policy changes from Washington. Meanwhile, the Federal Reserve continued on its path of interest rate normalization, raising the federal funds rate three times over the reporting period and announcing plans to begin reducing the size of its balance sheet.
Performance. The fund returned 28.10% for the 12-month reporting period ended October 31, 2017, underperforming the Russell 1000® Growth Index (the index), which the fund uses for performance comparisons. The index returned 29.71% for the reporting period.
Positioning and Strategies. The fund’s investment in designer retailer Michael Kors Holdings, Ltd. (Michael Kors) weighed on the fund’s relative performance over the reporting period. The fund’s holdings of Michael Kors returned approximately -18%, reflecting five consecutive quarters of falling revenues. The company also had to contend with aggressive competition and declining mall traffic. On a positive note, the company did post better-than-expected quarterly results in the most recent quarter, outpacing its own management’s guidance.
Retail Properties of America, Inc. was another detractor from the fund’s relative performance. The fund’s class A holdings of Retail Properties of America, Inc. returned approximately -18% for the reporting period. Retail property owners continued to suffer from declining occupancy and leasing rates as brick and mortar retailers struggled from fierce competition from e-commerce.
By comparison, the fund’s performance relative to the index was enhanced by an overweight investment in Owens Corning, a company engaged in the business of composite and building materials systems, delivering a range of products and services. The fund’s holdings of Owens Corning returned approximately 72% for the reporting period, driven by strong earnings reports. Owens Corning also benefitted from a solid housing market and increased demand of building supplies after hurricanes Harvey and Irma, as well as an acquisition announcement late in the reporting period. Owens Corning also announced in October that it would buy European mineral wool maker, Paroc Group, increasing Owen Corning’s presence in the European market.
Aerospace company The Boeing Company (Boeing) was another contributor to relative performance. The fund’s holdings of Boeing returned approximately 69% over the reporting period, driven by strong earnings momentum and solid demand, especially in the large single-aisle airplane sector. Boeing also saw increased demand from airlines in the Middle East.

Management views and portfolio holdings may have changed since the report date.
14
Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	28.10%	15.58%	7.54%
Russell 1000® Growth Index	29.71%	16.83%	9.13%
Fund Category: Morningstar Large Growth[3]	26.56%	15.09%	7.47%
Fund Expense Ratios[4]: Net 0.99%; Gross 1.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
15
Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	113
Weighted Average Market Cap (millions)	$202,948
Price/Earnings Ratio (P/E)	24.5
Price/Book Ratio (P/B)	4.8
Portfolio Turnover Rate	81%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
16
Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund as of October 31, 2017

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Small-cap stocks performed well over the reporting period, generally outperforming large-cap stocks. Low short-term interest rates, steady economic growth, and strong corporate earnings supported the positive overall performance of U.S. stocks, as did expectations for policy changes from Washington, particularly corporate tax reform. Meanwhile, the Federal Reserve continued on its path of interest rate normalization, raising the federal funds rate three times over the reporting period and announcing plans to begin reducing the size of its balance sheet.
Performance. The fund returned 25.87% for the 12-month reporting period ended October 31, 2017, underperforming the Russell 2000® Index (the index), which the fund uses for performance comparisons. The index returned 27.85% for the reporting period.
Positioning and Strategies. The fund’s investment in food and beverage company and milk processor Dean Foods Company (Dean) weighed on the fund’s relative performance. The fund’s holdings of Dean returned approximately -45% for the reporting period as the company consistently missed earnings estimates due to slowing milk sales and rising costs. Dean also faced competition from store brands, most notably former customer Wal-Mart, which announced plans to open its own milk processing facility.
Matrix Service Company (Matrix), a company engaged in providing engineering, fabrication, infrastructure, and construction and maintenance services primarily to the oil, gas, power, petrochemical, industrial, mining, and minerals markets, was another detractor from the fund’s relative performance over the reporting period. The fund’s overweight position in Matrix returned approximately -50% over the reporting period, driven by weak natural gas and oil prices that negatively affected quarterly earnings.
In contrast, the fund’s overweight position in TriNet Group, Inc. (TriNet) enhanced the fund’s relative performance. The fund’s holdings in TriNet, a provider of human resources (HR) solutions for small to medium-sized businesses, returned approximately 85% for the reporting period. An increasing number of companies have outsourced HR responsibilities over the last two years, resulting in strong financial results for this company. TriNet also benefitted from the June release of a new HR solution that is designed to meet the needs of local and owner-operated business in industries including hospitality, property management, and retail.
Extreme Networks, Inc. was another contributor to the fund’s relative performance. The fund’s investment in Extreme Networks, a provider of network infrastructure equipment, had a triple-digit return of approximately 185% over the reporting period, driven by rising sales, strong quarterly earnings reports, and several successful acquisitions. These acquisitions included the purchase of part of Avaya Networking’s business in July, as well as a deal with Brocade Communications Systems, Inc. to acquire its data center networking business in October.

Management views and portfolio holdings may have changed since the report date.
17
Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	25.87%	15.70%	7.98%
Russell 2000® Index	27.85%	14.49%	7.63%
Fund Category: Morningstar Small Blend[3]	24.89%	13.40%	7.07%
Fund Expense Ratio[4]: 1.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
18
Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	325
Weighted Average Market Cap (millions)	$2,123
Price/Earnings Ratio (P/E)	19.2
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	99%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
19
Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund as of October 31, 2017

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks performed well over the reporting period, with equity markets reaching record highs throughout the year. Low short-term interest rates, steady economic growth, and strong corporate earnings supported the rally in stocks, as did expectations for policy changes from Washington. Meanwhile, the Federal Reserve continued on its path of interest rate normalization, raising the federal funds rate three times over the reporting period and announcing plans to begin reducing the size of its balance sheet.
Performance. The fund returned 11.71% for the 12-month reporting period ended October 31, 2017, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 23.63% for the reporting period.
Positioning and Strategies. Over the reporting period, allocation across sectors detracted from the fund’s performance relative to the index. Stock selection within sectors also slightly detracted.
From a sector standpoint, short positions in the Information Technology, Financials, and Industrials sectors detracted from relative performance due to under- or overweighting these sectors compared to the index. However, short positions in the Energy and Consumer Staples sectors and the fund’s long position in the Telecommunication Services sector slightly enhanced the fund’s relative performance.
Looking at stock selection, long positions in the Energy and Health Care sectors and the fund’s short positions in the Consumer Discretionary sector detracted from relative performance. Long positions in the Industrials, Materials, and Financials sectors, however, enhanced the fund’s relative performance due to stock selection, though not enough to offset the drag from selection in other sectors.
At the security level, the fund’s largest detractor from total return was the fund’s short position in LendingTree, Inc. (LendingTree), a company engaged in operating an online loan marketplace for consumers seeking loans and other credit-based offerings. LendingTree returned approximately 209% for the reporting period, and thus the fund’s short position in this company weighed on the return of the fund. In contrast, the fund’s long position in Bank of America Corporation (Bank of America) contributed the most to the fund’s total return. The fund’s holdings of Bank of America returned approximately 68% over the reporting period.

Management views and portfolio holdings may have changed since the report date.
20
Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Hedged Equity Fund (9/3/02)	11.71%	8.92%	4.46%
S&P 500® Index	23.63%	15.18%	7.51%
Fund Category: Morningstar Long-Short Equity[3]	12.09%	6.07%	3.99%
Fund Expense Ratios[4]: Net 1.85%; Gross 1.87%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
The Schwab Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
21
Schwab Active Equity Funds  |  Annual Report

Schwab Hedged Equity Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings
Long Holdings	181
Short Holdings	104
Weighted Average Market Cap (millions)
Long Holdings	$83,138
Short Holdings	$8,245
Price/Earnings Ratio (P/E)
Long Holdings	20.9
Short Holdings	27.4
Price/Book Ratio (P/B)
Long Holdings	2.6
Short Holdings	2.6
Portfolio Turnover Rate	163%
Portfolio Turnover Rate excluding short sales	107%
Top Equity Long Holdings % of Net Assets2

Top Equity Short Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
22
Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund as of October 31, 2017

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the Health Care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Global stocks performed well over the reporting period. In the U.S., equity markets reached record highs throughout the year, driven by steady economic growth, strong corporate earnings, and expectations for policy changes from Washington. Meanwhile, the Federal Reserve continued on its path of interest rate normalization, raising the federal funds rate three times over the reporting period and announcing plans to begin reducing the size of its balance sheet. Internationally, equities rallied as global economic growth strengthened and monetary policies remained generally accommodative. In addition, many international currencies appreciated against the U.S. dollar over the reporting period, enhancing returns on overseas investments in U.S. dollar terms. U.S. health care stocks performed well over the reporting period, though lagged the broader market.
Performance. The fund returned 21.10% for the 12-month reporting period ended October 31, 2017, outperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 19.97% for the reporting period.
Positioning and Strategies. The fund’s performance relative to the index was enhanced by an overweight position in Swiss biopharmaceutical company, Actelion Ltd. (Actelion). The fund’s holdings of Actelion returned approximately 89% for the reporting period, driven by the company’s buyout by Johnson & Johnson in June 2017.
Agilent Technologies, Inc. (Agilent) was another contributor to the fund’s relative performance. The fund’s holdings of Agilent, a company that provides application focused solutions that include instruments, software, services, and consumables for the entire laboratory workflow, returned approximately 58% over the reporting period. Agilent made several notable announcements over the reporting period that contributed to these results, including an expansion of products to accelerate disease research and the expanded use of a cancer diagnostic for use in cases of specific types of cancer.
In contrast, the fund’s overweight investment in pharmacy benefit management company, Express Scripts Holding Company (Express Scripts), weighed on the fund’s relative performance. The fund’s holdings of Express Scripts returned approximately -9% amid challenges over the reporting period, including steep competition, stalling growth, and employee turnover in its executive ranks. Insurance company Anthem announced it was forming its own pharmacy benefit management company and would no longer be a customer of Express Scripts once the contract between the two companies ends in 2019. Express Scripts has also seen five different CFOs in as many years.
Celgene Corporation (Celgene), an integrated global biopharmaceutical company, was another detractor from the fund’s relative performance over the reporting period. The fund’s holdings of Celgene returned approximately -1%, due in large part to a failed clinical trial of its Crohn’s disease drug Mongersen and disappointing sales of its key plaque psoriasis drug Otezla.

Management views and portfolio holdings may have changed since the report date.
23
Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	21.10%	16.07%	10.27%
Dow Jones Global Health Care Index	19.97%	14.15%	9.17%
S&P 500® Index	23.63%	15.18%	7.51%
Fund Category: Morningstar Health[2]	25.01%	17.10%	11.31%
Fund Expense Ratio[3]: 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Since the Schwab Health Care Fund focuses its investments on companies involved in a specific sector, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
24
Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	82
Weighted Average Market Cap (millions)	$107,052
Price/Earnings Ratio (P/E)	23.4
Price/Book Ratio (P/B)	4.0
Portfolio Turnover Rate	42%
Industry Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
25
Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund as of October 31, 2017

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries, excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in developed international markets generated solid returns over the reporting period, driven by improving global economic growth and strong corporate earnings. Despite some political uncertainty and escalating tensions in North Korea, overall market volatility was noticeably subdued and equity markets were minimally affected. Meanwhile, oil and commodity prices stabilized and most central banks maintained accommodative monetary policies, further supporting the performance of international equities. In addition, many international currencies appreciated against the U.S. dollar over the reporting period, enhancing returns on overseas investments in U.S. dollar terms.
Performance. The fund returned 25.58% for the 12-month reporting period ended October 31, 2017, outperforming the MSCI EAFE® Index (Net) (the index), which the fund uses for performance comparisons. The index returned 23.44% for the reporting period.
Positioning and Strategies. The fund’s performance relative to the index was enhanced by an overweight position in Swiss biopharmaceutical company, Actelion Ltd. (Actelion). The fund’s holdings of Actelion returned approximately 88% for the reporting period, driven by the company’s buyout by Johnson & Johnson in June 2017.
Covestro AG (Covestro) was another contributor to the fund’s relative performance over the reporting period. The fund’s holdings of Covestro, a German-based company engaged in the manufacture of plastic materials, returned approximately 66%. Covestro benefitted from an improving global economic backdrop, particularly in automobiles and construction, resulting in strong third quarter revenues and earnings that beat expectations.
By comparison, the fund’s overweight position in global health care company GlaxoSmithKline plc (GlaxoSmithKline) weighed on the fund’s relative performance. Britain-based GlaxoSmithKline faced declining sales in China, as well as concerns that a potential bid for Pfizer’s consumer health unit would result in a dividend cut for GlaxoSmithKline investors. Over the reporting period, the fund’s holdings of GlaxoSmithKline returned approximately -4%.
Astellas Pharma Inc. (Astellas) was another detractor from the fund’s relative performance. The fund’s holdings of Astellas, a Japan-based pharmaceutical company, returned approximately -8% over the reporting period. During this period, sales of both Astellas’s prostate cancer drug and high cholesterol treatment slowed and failed to meet expectations. In addition, the company terminated a Phase 3 study in non-small cell lung cancer.

Management views and portfolio holdings may have changed since the report date.
26
Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (May 30, 2008 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab International Core Equity Fund (5/30/08)	25.58%	10.30%	3.75%
MSCI EAFE® Index (Net)[3]	23.44%	8.53%	2.17%
MSCI EAFE® Index (Gross)	24.01%	9.01%	2.64%
Fund Category: Morningstar Foreign Large Blend[4]	22.45%	7.95%	N/A
Fund Expense Ratios[5]: Net 0.86%; Gross 0.91%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Institutional Shares. On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
27
Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	183
Weighted Average Market Cap (millions)	$51,436
Price/Earnings Ratio (P/E)	12.7
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	85%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
28
Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2017 and held through October 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2]
Schwab Core Equity Fund
Actual Return	0.74%	$1,000.00	$1,095.30	$3.91
Hypothetical 5% Return	0.74%	$1,000.00	$1,021.47	$3.77
Schwab Dividend Equity Fund
Actual Return	0.88%	$1,000.00	$1,070.40	$4.59
Hypothetical 5% Return	0.88%	$1,000.00	$1,020.76	$4.48
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$1,115.40	$5.28
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$5.04
Schwab Small-Cap Equity Fund
Actual Return	1.11%	$1,000.00	$1,069.90	$5.79
Hypothetical 5% Return	1.11%	$1,000.00	$1,019.60	$5.65
Schwab Hedged Equity Fund
Actual Return	1.51%	$1,000.00	$1,031.60	$7.73
Hypothetical 5% Return	1.51%	$1,000.00	$1,017.59	$7.68
Schwab Health Care Fund
Actual Return	0.81%	$1,000.00	$1,069.40	$4.23
Hypothetical 5% Return	0.81%	$1,000.00	$1,021.12	$4.13
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$1,092.10	$4.54
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.86	$4.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$19.65	$23.10	$25.48	$23.46	$18.80
Income (loss) from investment operations:
Net investment income (loss)	0.34 [1]	0.38 [1]	0.30 [1]	0.30	0.32
Net realized and unrealized gains (losses)	4.71	(0.52)	1.05	3.60	4.51
Total from investment operations	5.05	(0.14)	1.35	3.90	4.83
Less distributions:
Distributions from net investment income	(0.34)	(0.36)	(0.33)	(0.22)	(0.17)
Distributions from net realized gains	—	(2.95)	(3.40)	(1.66)	—
Total distributions	(0.34)	(3.31)	(3.73)	(1.88)	(0.17)
Net asset value at end of period	$24.36	$19.65	$23.10	$25.48	$23.46
Total return	26.00%	(0.50%)	5.61%	17.88%	25.89%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73%	0.73%	0.74%	0.72%	0.72%
Gross operating expenses	0.74%	0.73%	0.74%	0.72%	0.73%
Net investment income (loss)	1.53%	1.93%	1.29%	1.19%	1.51%
Portfolio turnover rate	86%	80%	81%	63%	80%
Net assets, end of period (x 1,000,000)	$2,353	$2,075	$2,363	$2,317	$2,247

1
Calculated based on the average shares outstanding during the period.
30
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Automobiles & Components 1.1%
Lear Corp.	140,351	24,644,232

Banks 5.6%
Bank of America Corp.	310,887	8,515,195
CIT Group, Inc.	100,329	4,677,338
Citigroup, Inc.	750,582	55,167,777
Citizens Financial Group, Inc.	233,923	8,891,413
Essent Group Ltd. *	242,942	10,354,188
JPMorgan Chase & Co.	118,779	11,950,355
Regions Financial Corp.	1,363,700	21,110,076
The PNC Financial Services Group, Inc.	72,593	9,929,997
		130,596,339

Capital Goods 8.7%
Allison Transmission Holdings, Inc.	657,457	27,935,348
Crane Co.	86,538	7,193,039
Fortune Brands Home & Security, Inc.	106,690	7,047,941
Graco, Inc.	57,663	7,599,407
Ingersoll-Rand plc	233,063	20,649,382
L3 Technologies, Inc.	73,778	13,809,766
Oshkosh Corp.	227,241	20,806,186
Owens Corning	424,103	35,069,077
The Boeing Co.	209,908	54,152,066
The Toro Co.	175,123	11,006,480
		205,268,692

Commercial & Professional Services 1.4%
ManpowerGroup, Inc.	161,171	19,869,161
Republic Services, Inc.	86,094	5,602,136
Robert Half International, Inc.	149,974	7,764,154
		33,235,451

Consumer Durables & Apparel 1.9%
Michael Kors Holdings Ltd. *	172,787	8,433,733
NIKE, Inc., Class B	84,007	4,619,545
Ralph Lauren Corp.	127,431	11,396,154
Whirlpool Corp.	116,219	19,051,781
		43,501,213

Consumer Services 3.1%
Aramark	315,770	13,795,992
Carnival Corp.	111,985	7,434,684
Darden Restaurants, Inc.	201,952	16,614,591
Extended Stay America, Inc.	277,957	5,509,108
Las Vegas Sands Corp.	336,719	21,341,250
Starbucks Corp.	160,092	8,779,445
		73,475,070

Security	Number of Shares	Value ($)
Diversified Financials 3.2%
Capital One Financial Corp.	141,156	13,011,760
Discover Financial Services	305,014	20,292,581
Evercore, Inc., Class A	94,804	7,593,800
Franklin Resources, Inc.	102,061	4,299,830
Leucadia National Corp.	101,765	2,574,655
Morgan Stanley	426,907	21,345,350
State Street Corp.	75,094	6,908,648
		76,026,624

Energy 4.8%
Chevron Corp.	226,560	26,256,038
ConocoPhillips	340,719	17,427,777
Exxon Mobil Corp.	336,806	28,072,780
Halliburton Co.	195,370	8,350,114
Rowan Cos. plc, Class A *	356,678	5,111,196
Valero Energy Corp.	343,031	27,061,716
		112,279,621

Food & Staples Retailing 1.5%
CVS Health Corp.	131,214	8,992,096
Wal-Mart Stores, Inc.	305,378	26,662,553
		35,654,649

Food, Beverage & Tobacco 4.6%
Archer-Daniels-Midland Co.	227,590	9,301,603
Bunge Ltd.	84,133	5,786,668
Campbell Soup Co.	158,727	7,518,898
Dr Pepper Snapple Group, Inc.	36,192	3,100,207
Ingredion, Inc.	127,704	16,007,696
Molson Coors Brewing Co., Class B	77,157	6,239,687
PepsiCo, Inc.	409,568	45,146,681
Philip Morris International, Inc.	50,630	5,297,923
The Hershey Co.	86,042	9,135,939
		107,535,302

Health Care Equipment & Services 5.2%
Baxter International, Inc.	286,767	18,487,868
Centene Corp. *	48,194	4,514,332
Express Scripts Holding Co. *	331,766	20,333,938
Hill-Rom Holdings, Inc.	174,761	14,104,960
Humana, Inc.	115,723	29,549,868
UnitedHealth Group, Inc.	87,248	18,341,275
WellCare Health Plans, Inc. *	55,497	10,973,977
Zimmer Biomet Holdings, Inc.	53,072	6,454,617
		122,760,835

Household & Personal Products 2.5%
Colgate-Palmolive Co.	186,971	13,172,107
Energizer Holdings, Inc.	119,780	5,149,342
HRG Group, Inc. *	105,572	1,712,378

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Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Kimberly-Clark Corp.	161,738	18,197,142
Spectrum Brands Holdings, Inc.	193,026	21,217,418
		59,448,387

Insurance 4.9%
CNA Financial Corp.	58,649	3,174,670
Everest Re Group Ltd.	125,763	29,862,424
Loews Corp.	181,576	8,989,828
Prudential Financial, Inc.	68,477	7,563,969
Reinsurance Group of America, Inc.	114,133	17,049,188
The Allstate Corp.	482,436	45,281,443
The Hartford Financial Services Group, Inc.	60,689	3,340,930
		115,262,452

Materials 4.2%
Ashland Global Holdings, Inc.	167,764	11,404,597
Axalta Coating Systems Ltd. *	842,003	27,996,600
Berry Global Group, Inc. *	352,791	20,973,425
Eastman Chemical Co.	115,922	10,526,877
Freeport-McMoRan, Inc. *	366,878	5,128,954
LyondellBasell Industries N.V., Class A	84,600	8,758,638
PPG Industries, Inc.	65,299	7,590,356
Silgan Holdings, Inc.	253,153	7,404,725
		99,784,172

Media 2.2%
Comcast Corp., Class A	613,619	22,108,693
Live Nation Entertainment, Inc. *	447,130	19,575,351
Sinclair Broadcast Group, Inc., Class A	323,129	10,243,189
		51,927,233

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	150,958	13,623,960
Amgen, Inc.	197,706	34,642,045
Celgene Corp. *	172,531	17,420,455
Eli Lilly & Co.	276,852	22,685,253
Gilead Sciences, Inc.	134,892	10,111,504
Johnson & Johnson	253,560	35,348,800
Pfizer, Inc.	1,176,819	41,259,274
Thermo Fisher Scientific, Inc.	100,386	19,457,818
		194,549,109

Real Estate 3.6%
American Homes 4 Rent, Class A	121,344	2,582,200
Apartment Investment & Management Co., Class A	208,565	9,172,689
DCT Industrial Trust, Inc.	95,913	5,564,872
Equity LifeStyle Properties, Inc.	241,387	21,357,922
PS Business Parks, Inc.	32,997	4,366,493
Realogy Holdings Corp.	627,583	20,289,758
Retail Properties of America, Inc., Class A	291,686	3,564,403
Senior Housing Properties Trust	965,022	17,756,405
		84,654,742

Retailing 3.5%
Amazon.com, Inc. *	29,752	32,884,291
Expedia, Inc.	100,316	12,505,393
The Home Depot, Inc.	198,694	32,939,491
The Priceline Group, Inc. *	1,821	3,481,679
		81,810,854

Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.0%
Applied Materials, Inc.	346,377	19,546,054
Intel Corp.	418,527	19,038,793
Lam Research Corp.	32,415	6,760,797
Maxim Integrated Products, Inc.	159,070	8,357,538
ON Semiconductor Corp. *	838,670	17,880,444
		71,583,626

Software & Services 14.3%
Accenture plc, Class A	115,234	16,404,712
Alliance Data Systems Corp.	60,931	13,632,093
Alphabet, Inc., Class A *	46,283	47,812,190
Alphabet, Inc., Class C *	10,791	10,970,562
CACI International, Inc., Class A *	90,513	13,011,244
Facebook, Inc., Class A *	166,569	29,992,414
Fidelity National Information Services, Inc.	303,209	28,125,667
International Business Machines Corp.	143,696	22,137,806
Intuit, Inc.	176,359	26,633,736
MAXIMUS, Inc.	130,629	8,677,685
Microsoft Corp.	1,056,008	87,838,745
Science Applications International Corp.	39,257	2,879,108
Total System Services, Inc.	286,549	20,645,856
VeriSign, Inc. *	71,313	7,667,574
		336,429,392

Technology Hardware & Equipment 6.0%
Apple, Inc.	526,877	89,063,288
CDW Corp.	173,281	12,129,670
Juniper Networks, Inc.	476,438	11,829,956
NCR Corp. *	69,350	2,225,441
Tech Data Corp. *	78,743	7,304,988
Western Digital Corp.	100,044	8,930,928
Xerox Corp.	299,601	9,080,906
		140,565,177

Telecommunication Services 0.7%
AT&T, Inc.	514,131	17,300,508

Transportation 0.7%
Alaska Air Group, Inc.	86,987	5,743,752
Ryder System, Inc.	110,167	8,932,340
Southwest Airlines Co.	44,807	2,413,305
		17,089,397

Utilities 4.3%
CenterPoint Energy, Inc.	1,113,919	32,949,724
FirstEnergy Corp.	1,072,657	35,344,048
PG&E Corp.	292,489	16,897,090
UGI Corp.	345,248	16,523,569
		101,714,431
Total Common Stock
(Cost $1,859,585,570)		2,337,097,508

32
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 0.7% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (a)	16,471,360	16,471,360
Total Other Investment Company
(Cost $16,471,360)		16,471,360
	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	35	4,502,225	195,509
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,337,097,508	$—	$—	$2,337,097,508
Other Investment Company[1]	16,471,360	—	—	16,471,360
Futures Contracts[2]	195,509	—	—	195,509
Total	$2,353,764,377	$—	$—	$2,353,764,377
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
33
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,876,056,930)		$2,353,568,868
Deposit with broker for futures contracts		1,155,000
Receivables:
Dividends		1,497,553
Fund shares sold		427,141
Variation margin on futures contracts		7,700
Prepaid expenses	+	21,291
Total assets		2,356,677,553
Liabilities
Payables:
Investment adviser and administrator fees		930,217
Shareholder service fees		490,703
Fund shares redeemed		2,022,496
Accrued expenses	+	117,078
Total liabilities		3,560,494
Net Assets
Total assets		2,356,677,553
Total liabilities	–	3,560,494
Net assets		$2,353,117,059
Net Assets by Source
Capital received from investors		1,631,785,435
Net investment income not yet distributed		26,704,798
Net realized capital gains		216,919,379
Net unrealized capital appreciation		477,707,447

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,353,117,059		96,589,548		$24.36

34
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $702)		$49,821,119
Securities on loan, net	+	9,152
Total investment income		49,830,271
Expenses
Investment adviser and administrator fees		10,347,153
Shareholder service fees		5,429,325
Shareholder reports		131,329
Portfolio accounting fees		63,050
Transfer agent fees		49,451
Custodian fees		44,177
Professional fees		40,069
Registration fees		39,133
Independent trustees’ fees		19,361
Interest expense		1,259
Other expenses	+	31,535
Total expenses		16,195,842
Expense reduction by CSIM and its affiliates	–	49,451
Net expenses	–	16,146,391
Net investment income		33,683,880
Realized and Unrealized Gains (Losses)
Net realized gains on investments		219,947,328
Net realized gains on futures contracts	+	373,860
Net realized gains		220,321,188
Net change in unrealized appreciation (depreciation) on investments		252,516,675
Net change in unrealized appreciation (depreciation) on futures contracts	+	253,479
Net change in unrealized appreciation (depreciation)	+	252,770,154
Net realized and unrealized gains		473,091,342
Increase in net assets resulting from operations		$506,775,222
35
Schwab Active Equity Funds  |  Annual Report
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Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$33,683,880	$41,695,228
Net realized gains		220,321,188	2,984,723
Net change in unrealized appreciation (depreciation)	+	252,770,154	(60,205,448)
Increase (decrease) in net assets from operations		506,775,222	(15,525,497)
Distributions to Shareholders
Distributions from net investment income		(35,084,460)	(37,055,587)
Distributions from net realized gains	+	—	(299,452,225)
Total distributions		($35,084,460)	($336,507,812)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,988,532	$112,792,936	9,848,997	$188,207,369
Shares reinvested		1,218,622	25,249,831	12,520,076	244,391,884
Shares redeemed	+	(15,242,604)	(331,861,293)	(19,037,976)	(368,198,142)
Net transactions in fund shares		(9,035,450)	($193,818,526)	3,331,097	$64,401,111
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		105,624,998	$2,075,244,823	102,293,901	$2,362,877,021
Total increase or decrease	+	(9,035,450)	277,872,236	3,331,097	(287,632,198)
End of period		96,589,548	$2,353,117,059	105,624,998	$2,075,244,823
Net investment income not yet distributed			$26,704,798		$27,905,265
36
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$14.39	$16.43	$19.17	$18.22	$14.52
Income (loss) from investment operations:
Net investment income (loss)	0.29 [1]	0.31 [1]	0.29 [1]	0.27	0.32
Net realized and unrealized gains (losses)	2.75	(0.29)	(0.21)	2.16	3.70
Total from investment operations	3.04	0.02	0.08	2.43	4.02
Less distributions:
Distributions from net investment income	(0.22)	(0.32)	(0.27)	(0.29)	(0.32)
Distributions from net realized gains	—	(1.74)	(2.55)	(1.19)	—
Total distributions	(0.22)	(2.06)	(2.82)	(1.48)	(0.32)
Net asset value at end of period	$17.21	$14.39	$16.43	$19.17	$18.22
Total return	21.19%	0.26%	0.12%	14.26%	27.99%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.88%	0.88%	0.88%	0.89%	0.89%
Gross operating expenses	0.88%	0.89%	0.88%	0.89%	0.89%
Net investment income (loss)	1.78%	2.18%	1.71%	1.47%	1.97%
Portfolio turnover rate	70%	74%	73%	72%	64%
Net assets, end of period (x 1,000,000)	$1,469	$1,560	$1,872	$2,053	$1,804

1
Calculated based on the average shares outstanding during the period.
37
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 0.5%
Lear Corp.	41,420	7,272,938

Banks 12.0%
Bank of America Corp.	1,092,335	29,919,056
CIT Group, Inc.	242,838	11,321,107
Citigroup, Inc.	719,655	52,894,642
Citizens Financial Group, Inc.	600,281	22,816,681
Essent Group Ltd. *	75,568	3,220,708
JPMorgan Chase & Co.	306,103	30,797,023
Regions Financial Corp.	1,538,968	23,823,225
Wells Fargo & Co.	28,993	1,627,667
		176,420,109

Capital Goods 9.5%
Allison Transmission Holdings, Inc.	606,650	25,776,559
Caterpillar, Inc.	25,380	3,446,604
Hubbell, Inc.	31,481	3,960,940
Ingersoll-Rand plc	153,943	13,639,350
L3 Technologies, Inc.	18,479	3,458,899
Oshkosh Corp.	298,493	27,330,019
Owens Corning	325,262	26,895,915
Raytheon Co.	14,006	2,523,881
Stanley Black & Decker, Inc.	22,415	3,621,143
Textron, Inc.	58,980	3,110,605
The Boeing Co.	101,392	26,157,108
		139,921,023

Consumer Durables & Apparel 1.5%
Hasbro, Inc.	89,716	8,306,805
Ralph Lauren Corp.	20,031	1,791,372
Whirlpool Corp.	74,656	12,238,358
		22,336,535

Consumer Services 0.8%
Darden Restaurants, Inc.	15,758	1,296,411
H&R Block, Inc.	136,143	3,368,178
Las Vegas Sands Corp.	109,662	6,950,377
		11,614,966

Diversified Financials 6.7%
Berkshire Hathaway, Inc., Class B *	67,761	12,667,241
Capital One Financial Corp.	249,969	23,042,142
Discover Financial Services	238,935	15,896,346
Morgan Stanley	568,605	28,430,250
The Goldman Sachs Group, Inc.	45,800	11,105,584
Voya Financial, Inc.	187,056	7,512,169
		98,653,732

Security	Number of Shares	Value ($)
Energy 10.5%
Anadarko Petroleum Corp.	64,765	3,197,448
Baker Hughes, a GE Co.	245,022	7,701,042
Chevron Corp.	329,073	38,136,270
ConocoPhillips	431,503	22,071,378
Exxon Mobil Corp.	605,367	50,457,339
Halliburton Co.	221,955	9,486,357
Rowan Cos. plc, Class A *	28,034	401,727
Valero Energy Corp.	283,265	22,346,776
		153,798,337

Food & Staples Retailing 0.8%
CVS Health Corp.	25,680	1,759,851
Wal-Mart Stores, Inc.	118,107	10,311,922
		12,071,773

Food, Beverage & Tobacco 4.4%
Archer-Daniels-Midland Co.	205,554	8,400,992
Bunge Ltd.	95,737	6,584,791
Campbell Soup Co.	103,305	4,893,558
Ingredion, Inc.	11,140	1,396,399
Molson Coors Brewing Co., Class B	97,249	7,864,527
PepsiCo, Inc.	233,007	25,684,361
Philip Morris International, Inc.	81,253	8,502,314
TreeHouse Foods, Inc. *	18,180	1,206,788
		64,533,730

Health Care Equipment & Services 5.0%
Allscripts Healthcare Solutions, Inc. *	130,299	1,756,431
Baxter International, Inc.	364,566	23,503,570
Express Scripts Holding Co. *	491,326	30,113,371
Hill-Rom Holdings, Inc.	48,549	3,918,390
Humana, Inc.	18,323	4,678,778
UnitedHealth Group, Inc.	43,375	9,118,292
		73,088,832

Household & Personal Products 3.1%
Colgate-Palmolive Co.	213,225	15,021,701
HRG Group, Inc. *	300,220	4,869,568
Kimberly-Clark Corp.	42,591	4,791,913
Spectrum Brands Holdings, Inc.	146,990	16,157,141
The Procter & Gamble Co.	49,534	4,276,766
		45,117,089

Insurance 7.2%
Assured Guaranty Ltd.	23,165	859,422
CNA Financial Corp.	69,303	3,751,371
Everest Re Group Ltd.	112,463	26,704,339
Loews Corp.	341,722	16,918,656
Reinsurance Group of America, Inc.	24,336	3,635,312
The Allstate Corp.	337,004	31,631,196
The Hartford Financial Services Group, Inc.	157,224	8,655,181

38
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Travelers Cos., Inc.	70,536	9,342,493
XL Group Ltd.	102,690	4,155,864
		105,653,834

Materials 4.1%
Axalta Coating Systems Ltd. *	360,094	11,973,125
Berry Global Group, Inc. *	349,406	20,772,187
LyondellBasell Industries N.V., Class A	182,824	18,927,769
PPG Industries, Inc.	69,718	8,104,020
		59,777,101

Media 1.7%
Comcast Corp., Class A	77,550	2,794,127
Live Nation Entertainment, Inc. *	515,281	22,559,002
		25,353,129

Pharmaceuticals, Biotechnology & Life Sciences 9.2%
Amgen, Inc.	129,160	22,631,415
Celgene Corp. *	21,246	2,145,209
Eli Lilly & Co.	234,279	19,196,821
Johnson & Johnson	252,196	35,158,644
Merck & Co., Inc.	29,838	1,643,776
Pfizer, Inc.	1,467,333	51,444,695
Thermo Fisher Scientific, Inc.	16,841	3,264,291
		135,484,851

Real Estate 5.6%
American Homes 4 Rent, Class A	142,868	3,040,231
Apartment Investment & Management Co., Class A	100,366	4,414,097
DCT Industrial Trust, Inc.	75,638	4,388,517
Equity LifeStyle Properties, Inc.	208,157	18,417,731
Prologis, Inc.	72,021	4,651,116
PS Business Parks, Inc.	4,662	616,922
Realogy Holdings Corp.	393,677	12,727,577
Retail Properties of America, Inc., Class A	1,014,603	12,398,449
Senior Housing Properties Trust	1,196,542	22,016,373
		82,671,013

Retailing 0.8%
Expedia, Inc.	9,403	1,172,178
Lowe's Cos., Inc.	72,064	5,761,517
The Home Depot, Inc.	28,437	4,714,286
		11,647,981

Semiconductors & Semiconductor Equipment 1.6%
Applied Materials, Inc.	86,109	4,859,131
Intel Corp.	344,745	15,682,450
ON Semiconductor Corp. *	126,474	2,696,426
		23,238,007

Software & Services 1.9%
Alliance Data Systems Corp.	18,422	4,121,554
Alphabet, Inc., Class A *	10,436	10,780,805
CDK Global, Inc.	23,853	1,516,097
IAC/InterActiveCorp *	6,711	866,054
Intuit, Inc.	11,898	1,796,836
Security	Number of Shares	Value ($)
j2 Global, Inc.	38,019	2,818,729
Microsoft Corp.	20,062	1,668,757
Nuance Communications, Inc. *	164,538	2,425,290
Science Applications International Corp.	30,093	2,207,021
		28,201,143

Technology Hardware & Equipment 3.3%
Apple, Inc.	33,649	5,688,027
CDW Corp.	68,352	4,784,640
Cisco Systems, Inc.	108,810	3,715,861
F5 Networks, Inc. *	27,692	3,358,209
HP, Inc.	93,981	2,025,290
Juniper Networks, Inc.	352,894	8,762,358
NCR Corp. *	137,540	4,413,659
Seagate Technology plc	56,363	2,083,740
Tech Data Corp. *	98,101	9,100,830
Western Digital Corp.	31,659	2,826,199
Xerox Corp.	64,683	1,960,542
		48,719,355

Telecommunication Services 1.9%
AT&T, Inc.	814,445	27,406,074

Transportation 0.2%
Ryder System, Inc.	39,902	3,235,254

Utilities 7.1%
CenterPoint Energy, Inc.	990,683	29,304,403
Exelon Corp.	82,112	3,301,723
FirstEnergy Corp.	830,279	27,357,693
PG&E Corp.	449,440	25,964,149
UGI Corp.	366,846	17,557,250
		103,485,218
Total Common Stock
(Cost $1,225,343,440)		1,459,702,024
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.6% of net assets

Time Deposit 0.6%
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (a)	9,116,201	9,116,201
Total Short-Term Investment
(Cost $9,116,201)		9,116,201

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	40	5,145,400	223,438
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

39
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,459,702,024	$—	$—	$1,459,702,024
Short-Term Investment[1]	—	9,116,201	—	9,116,201
Futures Contracts[2]	223,438	—	—	223,438
Total	$1,459,925,462	$9,116,201	$—	$1,469,041,663
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017.
40
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,234,459,641)		$1,468,818,225
Deposit with broker for futures contracts		330,000
Receivables:
Dividends		1,549,199
Fund shares sold		654,974
Variation margin on futures contracts		8,800
Interest		152
Prepaid expenses	+	22,369
Total assets		1,471,383,719
Liabilities
Payables:
Investment adviser and administrator fees		776,583
Shareholder service fees		304,151
Fund shares redeemed		826,317
Accrued expenses	+	98,776
Total liabilities		2,005,827
Net Assets
Total assets		1,471,383,719
Total liabilities	–	2,005,827
Net assets		$1,469,377,892
Net Assets by Source
Capital received from investors		1,106,298,720
Net investment income not yet distributed		8,029,021
Net realized capital gains		120,468,129
Net unrealized capital appreciation		234,582,022

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,469,377,892		85,354,711		$17.21

41
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $3,445)		$40,082,507
Interest	+	32,251
Total investment income		40,114,758
Expenses
Investment adviser and administrator fees		9,331,647
Shareholder service fees		3,648,812
Shareholder reports		98,130
Portfolio accounting fees		57,223
Professional fees		40,732
Transfer agent fees		35,775
Custodian fees		35,409
Registration fees		25,916
Independent trustees’ fees		15,584
Interest expense		1,482
Other expenses	+	24,039
Total expenses		13,314,749
Expense reduction by CSIM and its affiliates	–	35,775
Net expenses	–	13,278,974
Net investment income		26,835,784
Realized and Unrealized Gains (Losses)
Net realized gains on investments		129,280,694
Net realized gains on futures contracts	+	548,820
Net realized gains		129,829,514
Net change in unrealized appreciation (depreciation) on investments		139,251,519
Net change in unrealized appreciation (depreciation) on futures contracts	+	288,550
Net change in unrealized appreciation (depreciation)	+	139,540,069
Net realized and unrealized gains		269,369,583
Increase in net assets resulting from operations		$296,205,367
42
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$26,835,784	$36,519,772
Net realized gains (losses)		129,829,514	(9,553,682)
Net change in unrealized appreciation (depreciation)	+	139,540,069	(25,854,487)
Increase in net assets from operations		296,205,367	1,111,603
Distributions to Shareholders
Distributions from net investment income		(20,423,777)	(35,938,370)
Distributions from net realized gains	+	—	(195,568,378)
Total distributions		($20,423,777)	($231,506,748)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,020,638	$64,372,892	8,869,700	$124,506,020
Shares reinvested		811,045	13,160,752	11,191,095	160,580,768
Shares redeemed	+	(27,826,825)	(443,615,673)	(25,625,568)	(366,896,176)
Net transactions in fund shares		(22,995,142)	($366,082,029)	(5,564,773)	($81,809,388)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		108,349,853	$1,559,678,331	113,914,626	$1,871,882,864
Total decrease	+	(22,995,142)	(90,300,439)	(5,564,773)	(312,204,533)
End of period		85,354,711	$1,469,377,892	108,349,853	$1,559,678,331
Net investment income not yet distributed			$8,029,021		$1,273,539
43
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$15.20	$17.68	$18.38	$15.66	$12.48
Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	0.20 [1]	0.13 [1]	0.11	0.14
Net realized and unrealized gains (losses)	4.04	(0.12)	1.08	2.70	3.17
Total from investment operations	4.12	0.08	1.21	2.81	3.31
Less distributions:
Distributions from net investment income	(0.17)	(0.20)	(0.09)	(0.09)	(0.13)
Distributions from net realized gains	(0.50)	(2.36)	(1.82)	—	—
Total distributions	(0.67)	(2.56)	(1.91)	(0.09)	(0.13)
Net asset value at end of period	$18.65	$15.20	$17.68	$18.38	$15.66
Total return	28.10%	0.54%	7.00%	18.06%	26.76%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99%	1.00% [2]	0.99%	0.99%	0.99%
Gross operating expenses	1.04%	1.04%	1.03%	1.04%	1.05%
Net investment income (loss)	0.48%	1.32%	0.75%	0.60%	1.00%
Portfolio turnover rate	81%	84%	90%	82%	87%
Net assets, end of period (x 1,000,000)	$257	$219	$251	$256	$253

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.
44
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 98.6% of net assets

Automobiles & Components 1.0%
Lear Corp.	14,968	2,628,231

Banks 0.6%
Essent Group Ltd. *	31,211	1,330,213
MGIC Investment Corp. *	24,964	356,985
		1,687,198

Capital Goods 10.1%
Allegion plc	14,035	1,170,379
Allison Transmission Holdings, Inc.	100,788	4,282,482
Caterpillar, Inc.	13,159	1,786,992
Ingersoll-Rand plc	20,195	1,789,277
Oshkosh Corp.	44,398	4,065,081
Owens Corning	49,634	4,104,235
The Boeing Co.	30,401	7,842,850
The Toro Co.	13,407	842,630
		25,883,926

Commercial & Professional Services 0.6%
ManpowerGroup, Inc.	8,459	1,042,826
Waste Management, Inc.	7,106	583,900
		1,626,726

Consumer Services 4.7%
Aramark	74,783	3,267,269
Darden Restaurants, Inc.	31,633	2,602,447
Hilton Worldwide Holdings, Inc.	5,211	376,651
Las Vegas Sands Corp.	36,205	2,294,673
Starbucks Corp.	27,406	1,502,945
Vail Resorts, Inc.	4,789	1,096,777
Wyndham Worldwide Corp.	9,422	1,006,741
		12,147,503

Diversified Financials 1.6%
Morgan Stanley	20,304	1,015,200
SEI Investments Co.	46,652	3,009,521
		4,024,721

Food, Beverage & Tobacco 5.0%
Campbell Soup Co.	15,685	742,998
Dr Pepper Snapple Group, Inc.	20,738	1,776,417
Ingredion, Inc.	13,166	1,650,358
Molson Coors Brewing Co., Class B	15,987	1,292,869
PepsiCo, Inc.	41,808	4,608,496
Philip Morris International, Inc.	14,489	1,516,129
TreeHouse Foods, Inc. *	18,998	1,261,087
		12,848,354

Security	Number of Shares	Value ($)
Health Care Equipment & Services 6.6%
Allscripts Healthcare Solutions, Inc. *	52,559	708,495
Baxter International, Inc.	40,849	2,633,535
Centene Corp. *	22,431	2,101,112
Express Scripts Holding Co. *	35,020	2,146,376
Hill-Rom Holdings, Inc.	24,693	1,992,972
Humana, Inc.	6,614	1,688,885
Masimo Corp. *	7,862	689,969
UnitedHealth Group, Inc.	7,980	1,677,556
Varian Medical Systems, Inc. *	8,022	835,812
WellCare Health Plans, Inc. *	12,422	2,456,326
		16,931,038

Household & Personal Products 1.1%
Kimberly-Clark Corp.	15,575	1,752,343
Spectrum Brands Holdings, Inc.	11,053	1,214,946
		2,967,289

Insurance 2.0%
Everest Re Group Ltd.	13,057	3,100,385
The Allstate Corp.	21,341	2,003,066
		5,103,451

Materials 2.8%
Axalta Coating Systems Ltd. *	88,356	2,937,837
Berry Global Group, Inc. *	54,631	3,247,813
LyondellBasell Industries N.V., Class A	4,285	443,626
PPG Industries, Inc.	4,478	520,523
		7,149,799

Media 3.9%
Comcast Corp., Class A	124,069	4,470,206
Live Nation Entertainment, Inc. *	105,071	4,600,008
Sinclair Broadcast Group, Inc., Class A	26,518	840,621
		9,910,835

Pharmaceuticals, Biotechnology & Life Sciences 6.6%
AbbVie, Inc.	44,624	4,027,316
Amgen, Inc.	13,328	2,335,332
Celgene Corp. *	31,589	3,189,541
Eli Lilly & Co.	53,846	4,412,141
Gilead Sciences, Inc.	7,408	555,304
Johnson & Johnson	6,550	913,136
Pfizer, Inc.	6,854	240,301
PRA Health Sciences, Inc. *	15,495	1,261,758
		16,934,829

Real Estate 3.8%
American Tower Corp.	16,017	2,301,162
DCT Industrial Trust, Inc.	26,733	1,551,049
Equity LifeStyle Properties, Inc.	16,336	1,445,409
PS Business Parks, Inc.	6,856	907,255

45
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Realogy Holdings Corp.	15,295	494,487
Retail Properties of America, Inc., Class A	142,833	1,745,419
Senior Housing Properties Trust	67,347	1,239,185
		9,683,966

Retailing 7.1%
Amazon.com, Inc. *	9,991	11,042,852
Best Buy Co., Inc.	17,690	990,286
Burlington Stores, Inc. *	10,767	1,010,914
Expedia, Inc.	4,638	578,173
Target Corp.	3,895	229,961
The Home Depot, Inc.	26,213	4,345,591
		18,197,777

Semiconductors & Semiconductor Equipment 3.8%
Applied Materials, Inc.	92,438	5,216,276
Lam Research Corp.	12,671	2,642,791
Micron Technology, Inc. *	12,204	540,759
Texas Instruments, Inc.	13,741	1,328,617
		9,728,443

Software & Services 24.4%
Accenture plc, Class A	10,882	1,549,162
Adobe Systems, Inc. *	5,303	928,873
Alliance Data Systems Corp.	3,954	884,628
Alphabet, Inc., Class A *	12,246	12,650,608
CDK Global, Inc.	10,068	639,922
Check Point Software Technologies Ltd. *	6,068	714,264
Conduent, Inc. *	11,948	184,955
Electronic Arts, Inc. *	14,109	1,687,436
Facebook, Inc., Class A *	37,065	6,673,924
Fidelity National Information Services, Inc.	4,685	434,581
First Data Corp., Class A *	73,082	1,301,590
GoDaddy, Inc., Class A *	28,967	1,352,759
International Business Machines Corp.	17,901	2,757,828
Intuit, Inc.	19,817	2,992,763
MasterCard, Inc., Class A	25,731	3,828,001
MAXIMUS, Inc.	48,941	3,251,151
Microsoft Corp.	145,750	12,123,485
Science Applications International Corp.	27,425	2,011,350
Total System Services, Inc.	51,677	3,723,328
Visa, Inc., Class A	27,409	3,014,442
		62,705,050

Technology Hardware & Equipment 9.5%
Apple, Inc.	95,490	16,141,630
ARRIS International plc *	59,260	1,688,910
CDW Corp.	25,856	1,809,920
F5 Networks, Inc. *	8,927	1,082,577
Juniper Networks, Inc.	39,901	990,742
Security	Number of Shares	Value ($)
NCR Corp. *	25,901	831,163
Tech Data Corp. *	14,251	1,322,065
Zebra Technologies Corp., Class A *	4,855	563,132
		24,430,139

Telecommunication Services 0.9%
AT&T, Inc.	31,861	1,072,123
T-Mobile US, Inc. *	22,320	1,334,066
		2,406,189

Transportation 1.4%
American Airlines Group, Inc.	26,873	1,258,194
Ryder System, Inc.	16,171	1,311,145
Union Pacific Corp.	5,421	627,697
XPO Logistics, Inc. *	4,180	289,883
		3,486,919

Utilities 1.1%
FirstEnergy Corp.	35,603	1,173,119
PG&E Corp.	27,346	1,579,778
		2,752,897
Total Common Stock
(Cost $192,955,063)		253,235,280
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.0% of net assets

Time Deposits 1.0%
BNP Paribas
0.60%, 11/01/17 (a)	2,552,290	2,552,290
Wells Fargo
0.60%, 11/01/17 (a)	34,711	34,711
Total Short-Term Investments
(Cost $2,587,001)		2,587,001

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	14	1,800,890	78,203
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

46
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$253,235,280	$—	$—	$253,235,280
Short-Term Investments[1]	—	2,587,001	—	2,587,001
Futures Contracts[2]	78,203	—	—	78,203
Total	$253,313,483	$2,587,001	$—	$255,900,484
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017.
47
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $195,542,064)		$255,822,281
Deposit with broker for futures contracts		63,000
Receivables:
Investments sold		2,372,116
Fund shares sold		908,549
Dividends		142,692
Variation margin on futures contracts		3,080
Interest		43
Prepaid expenses	+	15,565
Total assets		259,327,326
Liabilities
Payables:
Investments bought		2,116,831
Investment adviser and administrator fees		136,478
Shareholder service fees		51,711
Fund shares redeemed		132,412
Accrued expenses	+	60,842
Total liabilities		2,498,274
Net Assets
Total assets		259,327,326
Total liabilities	–	2,498,274
Net assets		$256,829,052
Net Assets by Source
Capital received from investors		177,384,155
Net investment income not yet distributed		706,094
Net realized capital gains		18,380,383
Net unrealized capital appreciation		60,358,420

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$256,829,052		13,772,563		$18.65

48
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends		$3,453,965
Interest	+	9,344
Total investment income		3,463,309
Expenses
Investment adviser and administrator fees		1,690,678
Shareholder service fees		570,682
Shareholder reports		40,412
Portfolio accounting fees		38,563
Professional fees		35,386
Registration fees		21,072
Transfer agent fees		18,238
Custodian fees		13,232
Independent trustees’ fees		8,370
Interest expense		78
Other expenses	+	5,676
Total expenses		2,442,387
Expense reduction by CSIM and its affiliates	–	117,627
Net expenses	–	2,324,760
Net investment income		1,138,549
Realized and Unrealized Gains (Losses)
Net realized gains on investments		18,326,054
Net realized gains on futures contracts	+	34,802
Net realized gains		18,360,856
Net change in unrealized appreciation (depreciation) on investments		38,457,640
Net change in unrealized appreciation (depreciation) on futures contracts	+	77,389
Net change in unrealized appreciation (depreciation)	+	38,535,029
Net realized and unrealized gains		56,895,885
Increase in net assets resulting from operations		$58,034,434
49
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$1,138,549	$3,012,896
Net realized gains		18,360,856	7,278,455
Net change in unrealized appreciation (depreciation)	+	38,535,029	(9,588,620)
Increase in net assets from operations		58,034,434	702,731
Distributions to Shareholders
Distributions from net investment income		(2,362,093)	(2,760,714)
Distributions from net realized gains	+	(7,123,142)	(33,117,333)
Total distributions		($9,485,235)	($35,878,047)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,572,508	$26,376,506	1,470,303	$21,865,357
Shares reinvested		371,671	5,649,403	1,409,350	21,238,901
Shares redeemed	+	(2,577,225)	(42,665,864)	(2,663,649)	(39,879,178)
Net transactions in fund shares		(633,046)	($10,639,955)	216,004	$3,225,080
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,405,609	$218,919,808	14,189,605	$250,870,044
Total increase or decrease	+	(633,046)	37,909,244	216,004	(31,950,236)
End of period		13,772,563	$256,829,052	14,405,609	$218,919,808
Net investment income not yet distributed			$706,094		$1,950,703
50
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$18.81	$21.19	$25.11	$24.87	$17.72
Income (loss) from investment operations:
Net investment income (loss)	(0.00) [1],[2]	0.07 [1]	0.05 [1]	(0.02)	0.09
Net realized and unrealized gains (losses)	4.86	0.12	0.63	2.71	7.16
Total from investment operations	4.86	0.19	0.68	2.69	7.25
Less distributions:
Distributions from net investment income	(0.09)	(0.04)	(0.02)	(0.07)	(0.10)
Distributions from net realized gains	—	(2.53)	(4.58)	(2.38)	—
Total distributions	(0.09)	(2.57)	(4.60)	(2.45)	(0.10)
Net asset value at end of period	$23.58	$18.81	$21.19	$25.11	$24.87
Total return	25.87%	1.47%	3.01%	11.67%	41.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.10%	1.09%	1.09%	1.10%	1.10%
Gross operating expenses	1.10%	1.10%	1.09%	1.10%	1.11%
Net investment income (loss)	(0.01%)	0.37%	0.22%	(0.10%)	0.42%
Portfolio turnover rate	99%	85%	95%	103%	84%
Net assets, end of period (x 1,000,000)	$645	$571	$630	$666	$590

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
51
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.3% of net assets

Automobiles & Components 1.5%
Cooper-Standard Holding, Inc. *	30,162	3,362,460
Shiloh Industries, Inc. *	48,129	446,637
Tenneco, Inc.	42,528	2,471,302
Tower International, Inc.	102,559	3,117,794
		9,398,193

Banks 13.7%
1st Source Corp.	56,913	2,920,206
BancFirst Corp.	47,884	2,616,861
BCB Bancorp, Inc.	13,385	188,059
Camden National Corp.	22,292	962,346
Cathay General Bancorp	78,798	3,293,756
Central Pacific Financial Corp.	47,399	1,475,057
Central Valley Community Bancorp	14,736	297,667
Century Bancorp, Inc., Class A	5,913	502,309
Customers Bancorp, Inc. *	156,225	4,271,191
Essent Group Ltd. *	127,948	5,453,144
Farmers Capital Bank Corp.	14,285	594,256
Federal Agricultural Mortgage Corp., Class C	53,008	3,935,314
Financial Institutions, Inc.	103,033	3,379,482
First BanCorp *	1,077,391	5,548,564
First Business Financial Services, Inc.	5,678	126,222
First Citizens BancShares, Inc., Class A	18,240	7,387,200
First Community Bancshares, Inc.	27,051	808,013
First Financial Corp.	49,625	2,357,187
Great Southern Bancorp, Inc.	5,287	284,176
Hancock Holding Co.	58,728	2,862,990
Home Bancorp, Inc.	5,152	220,712
International Bancshares Corp.	190,492	7,733,975
Meta Financial Group, Inc.	17,081	1,490,317
MGIC Investment Corp. *	299,286	4,279,790
MidSouth Bancorp, Inc.	57,859	757,953
Northrim BanCorp, Inc.	11,563	375,798
OFG Bancorp	497,404	4,426,896
Peapack-Gladstone Financial Corp.	31,457	1,091,243
Preferred Bank	31,993	1,974,928
Radian Group, Inc.	219,181	4,594,034
Republic Bancorp, Inc., Class A	28,759	1,130,804
Sandy Spring Bancorp, Inc.	37,135	1,500,625
Shore Bancshares, Inc.	22,623	372,375
Southern Missouri Bancorp, Inc.	5,033	185,869
TCF Financial Corp.	288,335	5,253,464
Territorial Bancorp, Inc.	9,407	297,167
The Bank of N.T. Butterfield & Son Ltd.	42,740	1,596,339
United Community Banks, Inc.	75,941	2,082,302
		88,628,591

Capital Goods 11.3%
Aerojet Rocketdyne Holdings, Inc. *	99,080	3,128,946
Applied Industrial Technologies, Inc.	36,940	2,351,231
Argan, Inc.	23,481	1,614,319
Atkore International Group, Inc. *	174,765	3,374,712
Security	Number of Shares	Value ($)
Blue Bird Corp. *	14,538	300,210
Columbus McKinnon Corp.	39,585	1,565,983
Continental Building Products, Inc. *	31,431	839,208
Curtiss-Wright Corp.	33,704	3,985,498
EMCOR Group, Inc.	65,827	5,299,732
EnerSys	49,270	3,417,860
EnPro Industries, Inc.	15,102	1,264,641
General Cable Corp.	46,980	984,231
Global Brass & Copper Holdings, Inc.	117,943	4,128,005
GMS, Inc. *	57,508	1,958,147
Harsco Corp. *	124,944	2,655,060
HC2 Holdings, Inc. *	41,695	226,404
Hillenbrand, Inc.	127,214	5,031,314
Hyster-Yale Materials Handling, Inc.	4,625	363,016
Kadant, Inc.	12,911	1,466,690
Lydall, Inc. *	13,533	782,207
MasTec, Inc. *	50,305	2,190,783
Meritor, Inc. *	184,875	4,808,599
Moog, Inc., Class A *	35,988	3,158,307
Ply Gem Holdings, Inc. *	194,496	3,286,982
Regal Beloit Corp.	63,532	5,155,622
Rush Enterprises, Inc., Class A *	35,930	1,824,525
TPI Composites, Inc. *	87,960	2,203,398
Univar, Inc. *	95,623	2,844,784
Vectrus, Inc. *	45,139	1,377,191
Wabash National Corp.	61,548	1,384,830
		72,972,435

Commercial & Professional Services 3.7%
ACCO Brands Corp. *	138,146	1,802,805
ARC Document Solutions, Inc. *	59,050	261,001
Barrett Business Services, Inc.	27,912	1,696,771
CRA International, Inc.	25,359	1,071,671
Insperity, Inc.	40,201	3,815,075
LSC Communications, Inc.	64,670	1,046,361
Quad Graphics, Inc.	108,204	2,465,969
RR Donnelley & Sons Co.	139,716	1,285,387
SP Plus Corp. *	50,892	1,972,065
The Brink's Co.	43,046	3,275,801
TriNet Group, Inc. *	119,507	4,149,283
TrueBlue, Inc. *	47,911	1,298,388
		24,140,577

Consumer Durables & Apparel 1.1%
Fossil Group, Inc. *(a)	37,469	295,256
Hooker Furniture Corp.	7,569	358,771
La-Z-Boy, Inc.	46,685	1,258,161
Lifetime Brands, Inc.	18,263	340,605
M/I Homes, Inc. *	20,673	690,478
MCBC Holdings, Inc. *	79,030	1,807,416
Perry Ellis International, Inc. *	40,969	954,168
Taylor Morrison Home Corp., Class A *	56,709	1,369,522
		7,074,377

52
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Consumer Services 2.9%
BJ's Restaurants, Inc. *	14,761	467,924
Bloomin' Brands, Inc.	197,583	3,513,026
Buffalo Wild Wings, Inc. *	30,088	3,556,402
Century Casinos, Inc. *	7,950	65,587
Dave & Buster's Entertainment, Inc. *	70,690	3,407,258
Penn National Gaming, Inc. *	50,696	1,322,659
Pinnacle Entertainment, Inc. *	73,250	1,894,977
Ruth's Hospitality Group, Inc.	197,261	4,162,207
		18,390,040

Diversified Financials 1.2%
Enova International, Inc. *	255,394	3,792,601
Evercore, Inc., Class A	47,343	3,792,174
		7,584,775

Energy 3.2%
Abraxas Petroleum Corp. *	307,819	655,655
Cloud Peak Energy, Inc. *	118,777	504,802
CVR Energy, Inc. (a)	14,621	401,347
Era Group, Inc. *	22,107	237,871
Evolution Petroleum Corp.	93,424	691,338
Green Plains, Inc.	100,648	1,851,923
McDermott International, Inc. *	564,450	3,736,659
Natural Gas Services Group, Inc. *	27,827	773,591
Overseas Shipholding Group, Inc., Class A *	404,125	957,776
Pacific Ethanol, Inc. *	132,535	636,168
Par Pacific Holdings, Inc. *	65,166	1,367,834
QEP Resources, Inc. *	105,975	948,476
REX American Resources Corp. *	13,705	1,208,507
Southwestern Energy Co. *	306,774	1,702,596
TETRA Technologies, Inc. *	469,711	1,333,979
Unit Corp. *	69,285	1,297,015
W&T Offshore, Inc. *	311,477	974,923
World Fuel Services Corp.	45,335	1,260,313
		20,540,773

Food & Staples Retailing 0.5%
The Andersons, Inc.	62,186	2,328,865
Village Super Market, Inc., Class A	25,626	614,768
		2,943,633

Food, Beverage & Tobacco 2.8%
Coca-Cola Bottling Co. Consolidated	20,345	4,589,018
Darling Ingredients, Inc. *	86,378	1,576,399
Dean Foods Co.	474,731	4,628,627
Fresh Del Monte Produce, Inc.	63,846	2,841,786
John B. Sanfilippo & Son, Inc.	3,226	189,850
The Boston Beer Co., Inc., Class A *	23,363	4,159,782
		17,985,462

Health Care Equipment & Services 4.5%
Allscripts Healthcare Solutions, Inc. *	21,360	287,933
Analogic Corp.	22,627	1,816,948
AngioDynamics, Inc. *	86,911	1,474,880
Cantel Medical Corp.	19,231	1,886,177
Cardiovascular Systems, Inc. *	28,839	694,155
Civitas Solutions, Inc. *	19,759	368,505
Cotiviti Holdings, Inc. *	24,467	860,260
Cutera, Inc. *	10,410	409,113
Exactech, Inc. *	40,144	1,680,026
Haemonetics Corp. *	50,300	2,392,268
Security	Number of Shares	Value ($)
Halyard Health, Inc. *	51,949	2,189,650
HealthSouth Corp.	45,164	2,083,867
Integer Holdings Corp. *	21,233	1,031,924
Lantheus Holdings, Inc. *	33,304	662,750
Magellan Health, Inc. *	7,550	644,015
Masimo Corp. *	40,827	3,582,978
Merit Medical Systems, Inc. *	17,638	671,126
Orthofix International N.V. *	35,085	1,885,117
Quality Systems, Inc. *	133,521	1,878,640
RadNet, Inc. *	89,732	982,565
Surgery Partners, Inc. *	29,309	271,108
Varex Imaging Corp. *	44,879	1,542,491
		29,296,496

Household & Personal Products 0.5%
HRG Group, Inc. *	153,256	2,485,812
USANA Health Sciences, Inc. *	14,193	932,480
		3,418,292

Insurance 3.0%
American Equity Investment Life Holding Co.	147,907	4,364,735
Argo Group International Holdings Ltd.	32,539	2,048,330
CNO Financial Group, Inc.	142,076	3,405,562
Crawford & Co., Class B	46,614	549,113
Employers Holdings, Inc.	26,005	1,240,438
HCI Group, Inc.	19,865	744,143
Health Insurance Innovations, Inc., Class A *(a)	15,140	325,510
Maiden Holdings Ltd.	157,639	1,300,522
National Western Life Group, Inc., Class A	11,548	4,129,334
The Navigators Group, Inc.	19,573	1,135,234
		19,242,921

Materials 3.4%
A. Schulman, Inc.	66,655	2,619,542
AK Steel Holding Corp. *	305,577	1,402,598
Boise Cascade Co. *	41,638	1,476,067
Century Aluminum Co. *	18,829	263,606
Chase Corp.	8,200	973,750
Domtar Corp.	10,170	481,244
Ingevity Corp. *	25,959	1,849,060
Innophos Holdings, Inc.	27,463	1,343,765
Koppers Holdings, Inc. *	35,229	1,710,368
Louisiana-Pacific Corp. *	60,134	1,634,442
Myers Industries, Inc.	22,989	496,562
OMNOVA Solutions, Inc. *	98,798	1,091,718
Rayonier Advanced Materials, Inc.	80,962	1,163,424
Schnitzer Steel Industries, Inc., Class A	10,664	314,055
SunCoke Energy, Inc. *	191,515	2,123,901
Trinseo S.A.	22,857	1,622,847
Worthington Industries, Inc.	31,139	1,416,825
		21,983,774

Media 2.5%
Gannett Co., Inc.	361,771	3,147,408
Gray Television, Inc. *	134,580	2,095,411
Meredith Corp.	36,475	1,933,175
Sinclair Broadcast Group, Inc., Class A	177,580	5,629,286
Time, Inc.	78,240	907,584
Townsquare Media, Inc., Class A *	12,062	125,927
tronc, Inc. *	155,706	2,302,113
		16,140,904

53
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 11.3%
Acorda Therapeutics, Inc. *	43,116	1,145,808
Akebia Therapeutics, Inc. *	65,782	1,193,943
AMAG Pharmaceuticals, Inc. *	105,477	1,655,989
Amphastar Pharmaceuticals, Inc. *	41,017	741,177
ANI Pharmaceuticals, Inc. *	14,684	852,847
Arena Pharmaceuticals, Inc. *	9,442	264,659
Array BioPharma, Inc. *	49,970	522,187
BioSpecifics Technologies Corp. *	33,812	1,547,575
Cambrex Corp. *	16,676	721,237
Catalent, Inc. *	146,404	6,235,346
Conatus Pharmaceuticals, Inc. *	136,356	625,874
Corcept Therapeutics, Inc. *	34,283	675,032
Cytokinetics, Inc. *	87,774	1,198,115
CytomX Therapeutics, Inc. *	40,702	814,040
Depomed, Inc. *	170,518	825,307
Eagle Pharmaceuticals, Inc. *	30,728	1,651,630
Emergent BioSolutions, Inc. *	107,729	4,415,812
Endo International plc *	59,172	377,517
Exact Sciences Corp. *	41,392	2,276,146
FibroGen, Inc. *	17,143	957,437
Genomic Health, Inc. *	122,143	4,005,069
Horizon Pharma plc *	93,023	1,261,392
Impax Laboratories, Inc. *	42,850	777,727
Innoviva, Inc. *	32,839	401,949
Intersect ENT, Inc. *	23,367	692,832
Lannett Co., Inc. *(a)	20,914	416,189
Ligand Pharmaceuticals, Inc. *	32,577	4,735,067
MiMedx Group, Inc. *(a)	141,335	1,792,128
Momenta Pharmaceuticals, Inc. *	56,982	803,446
Myriad Genetics, Inc. *	52,873	1,812,486
Novelion Therapeutics, Inc. *	109,883	518,648
PDL BioPharma, Inc. *	490,374	1,451,507
Phibro Animal Health Corp., Class A	56,039	2,109,868
PRA Health Sciences, Inc. *	58,411	4,756,408
Prestige Brands Holdings, Inc. *	120,462	5,649,668
PTC Therapeutics, Inc. *	21,852	409,506
Recro Pharma, Inc. *	36,040	311,025
Repligen Corp. *	52,923	1,968,736
Retrophin, Inc. *	101,950	2,535,496
Spectrum Pharmaceuticals, Inc. *	37,697	738,484
Sucampo Pharmaceuticals, Inc., Class A *	179,209	1,792,090
Supernus Pharmaceuticals, Inc. *	25,296	1,052,314
Vanda Pharmaceuticals, Inc. *	206,691	3,245,049
Veracyte, Inc. *	121,476	1,038,620
		72,973,382

Real Estate 8.0%
Ashford Hospitality Trust, Inc.	97,359	684,434
Consolidated-Tomoka Land Co.	16,604	971,666
Cousins Properties, Inc.	267,201	2,410,153
Gladstone Commercial Corp.	69,059	1,495,818
Global Net Lease, Inc.	154,564	3,338,582
iStar, Inc. *	230,231	2,693,703
Kite Realty Group Trust	253,232	4,732,906
Lexington Realty Trust	777,231	7,865,578
MedEquities Realty Trust, Inc.	183,632	2,133,804
Preferred Apartment Communities, Inc., Class A	75,109	1,490,913
PS Business Parks, Inc.	55,557	7,351,858
RE/MAX Holdings, Inc., Class A	52,644	3,500,826
Select Income REIT	141,499	3,418,616
Tier REIT, Inc.	206,308	4,037,447
Security	Number of Shares	Value ($)
UMH Properties, Inc.	180,111	2,690,858
Urstadt Biddle Properties, Inc., Class A	117,779	2,559,338
		51,376,500

Retailing 2.5%
Big Lots, Inc.	65,816	3,377,019
Caleres, Inc.	28,174	769,995
Nutrisystem, Inc.	12,220	610,389
Office Depot, Inc.	205,812	638,017
Rent-A-Center, Inc. (a)	509,639	5,065,812
Sally Beauty Holdings, Inc. *	18,154	314,246
Sleep Number Corp. *	36,099	1,173,218
Tailored Brands, Inc.	111,018	1,715,228
The Children's Place, Inc.	13,569	1,476,307
Tilly's, Inc., Class A	62,429	743,529
		15,883,760

Semiconductors & Semiconductor Equipment 4.0%
Advanced Energy Industries, Inc. *	50,886	4,311,062
Amkor Technology, Inc. *	239,260	2,768,238
Cabot Microelectronics Corp.	15,301	1,479,148
Cirrus Logic, Inc. *	92,559	5,183,304
Entegris, Inc.	78,917	2,584,532
IXYS Corp. *	12,463	307,836
Microsemi Corp. *	8,965	478,462
MKS Instruments, Inc.	60,022	6,521,390
Rudolph Technologies, Inc. *	28,871	801,170
Synaptics, Inc. *	11,035	409,619
Ultra Clean Holdings, Inc. *	37,957	968,663
		25,813,424

Software & Services 9.9%
Aspen Technology, Inc. *	60,128	3,879,459
Barracuda Networks, Inc. *	198,403	4,624,774
Blackbaud, Inc.	16,224	1,643,491
Blucora, Inc. *	54,010	1,172,017
Cardtronics plc, Class A *	91,169	2,087,770
DHI Group, Inc. *	340,225	748,495
Ebix, Inc.	23,583	1,602,465
Endurance International Group Holdings, Inc. *	190,431	1,561,534
Everi Holdings, Inc. *	57,438	476,161
EVERTEC, Inc.	197,390	2,960,850
Fair Isaac Corp.	19,521	2,833,668
Five9, Inc. *	72,123	1,819,663
Internap Corp. *	124,624	579,502
j2 Global, Inc.	59,727	4,428,160
MAXIMUS, Inc.	48,096	3,195,017
Pegasystems, Inc.	48,762	2,842,825
Progress Software Corp.	215,956	9,141,418
Proofpoint, Inc. *	18,340	1,694,799
Science Applications International Corp.	38,448	2,819,776
Stamps.com, Inc. *	10,493	2,354,629
Syntel, Inc. *	62,143	1,451,661
Travelport Worldwide Ltd.	195,599	3,068,948
Verint Systems, Inc. *	69,131	2,917,328
Web.com Group, Inc. *	125,702	3,029,418
Zix Corp. *	214,133	1,038,545
		63,972,373

Technology Hardware & Equipment 4.6%
Anixter International, Inc. *	17,298	1,188,373
Applied Optoelectronics, Inc. *(a)	25,471	1,037,688
CalAmp Corp. *	19,811	450,304

54
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Ciena Corp. *	175,419	3,731,162
Comtech Telecommunications Corp.	11,703	251,731
Eastman Kodak Co. *	64,054	342,689
Electronics For Imaging, Inc. *	20,852	643,493
Extreme Networks, Inc. *	243,291	2,919,492
Finisar Corp. *	148,874	3,504,494
Insight Enterprises, Inc. *	29,697	1,337,850
Itron, Inc. *	24,917	1,947,264
NETGEAR, Inc. *	85,708	3,998,278
Plantronics, Inc.	40,317	1,828,779
Sanmina Corp. *	53,051	1,736,094
Tech Data Corp. *	24,632	2,285,111
TTM Technologies, Inc. *	165,192	2,606,730
		29,809,532

Telecommunication Services 0.7%
Frontier Communications Corp. (a)	69,936	846,925
IDT Corp., Class B	35,902	473,188
Telephone & Data Systems, Inc.	74,689	2,177,184
United States Cellular Corp. *	34,486	1,261,843
		4,759,140

Transportation 0.8%
Air Transport Services Group, Inc. *	54,159	1,310,648
Hawaiian Holdings, Inc. *	60,322	2,020,787
Radiant Logistics, Inc. *	50,414	246,020
SkyWest, Inc.	37,438	1,763,330
		5,340,785

Utilities 1.7%
Atlantic Power Corp. *	621,041	1,521,550
Consolidated Water Co., Ltd.	51,711	636,045
Dynegy, Inc. *	321,095	3,997,633
Northwest Natural Gas Co.	9,757	647,377
Spark Energy, Inc., Class A (a)	247,964	3,471,496
Unitil Corp.	7,201	374,452
		10,648,553
Total Common Stock
(Cost $558,240,111)		640,318,692
Security	Number of Shares	Value ($)
Other Investment Company 2.1% of net assets

Securities Lending Collateral 2.1%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	13,351,015	13,351,015
Total Other Investment Company
(Cost $13,351,015)		13,351,015
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.1% of net assets

Time Deposits 1.1%
Barclays Capital, Inc.
0.60%, 11/01/17 (c)	807,254	807,254
BNP Paribas
0.60%, 11/01/17 (c)	6,418,958	6,418,958
Total Short-Term Investments
(Cost $7,226,212)		7,226,212
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,008,830.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$640,318,692	$—	$—	$640,318,692
Other Investment Company[1]	13,351,015	—	—	13,351,015
Short-Term Investments[1]	—	7,226,212	—	7,226,212
Total	$653,669,707	$7,226,212	$—	$660,895,919
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
55
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $565,466,323) including securities on loan of $13,008,830		$647,544,904
Collateral invested for securities on loan, at value (cost $13,351,015)		13,351,015
Deposit with broker for futures contracts		385,250
Receivables:
Investments sold		4,249,103
Dividends		110,498
Income from securities on loan		82,507
Fund shares sold		80,674
Foreign tax reclaims		399
Interest		120
Prepaid expenses	+	13,330
Total assets		665,817,800
Liabilities
Collateral held for securities on loan		13,351,015
Payables:
Investments bought		5,604,497
Investment adviser and administrator fees		445,566
Shareholder service fees		125,886
Fund shares redeemed		1,280,798
Accrued expenses	+	75,218
Total liabilities		20,882,980
Net Assets
Total assets		665,817,800
Total liabilities	–	20,882,980
Net assets		$644,934,820
Net Assets by Source
Capital received from investors		480,932,822
Net realized capital gains		81,923,417
Net unrealized capital appreciation		82,078,581

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$644,934,820		27,354,578		$23.58

56
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $13,626)		$6,094,432
Interest		27,236
Securities on loan, net	+	666,011
Total investment income		6,787,679
Expenses
Investment adviser and administrator fees		5,068,161
Shareholder service fees		1,507,641
Shareholder reports		112,007
Portfolio accounting fees		50,307
Professional fees		35,587
Custodian fees		34,861
Registration fees		27,892
Transfer agent fees		23,285
Independent trustees’ fees		10,543
Interest expense		315
Other expenses	+	10,705
Total expenses		6,881,304
Expense reduction by CSIM and its affiliates	–	23,285
Net expenses	–	6,858,019
Net investment loss		(70,340)
Realized and Unrealized Gains (Losses)
Net realized gains on investments		88,824,323
Net realized gains on futures contracts	+	699,416
Net realized gains		89,523,739
Net change in unrealized appreciation (depreciation) on investments	+	52,242,477
Net realized and unrealized gains		141,766,216
Increase in net assets resulting from operations		$141,695,876
57
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income (loss)		($70,340)	$2,188,154
Net realized gains (losses)		89,523,739	(6,273,721)
Net change in unrealized appreciation (depreciation)	+	52,242,477	12,056,144
Increase in net assets from operations		141,695,876	7,970,577
Distributions to Shareholders
Distributions from net investment income		(2,651,266)	(1,300,102)
Distributions from net realized gains	+	—	(75,008,179)
Total distributions		($2,651,266)	($76,308,281)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,656,779	$58,042,781	4,063,466	$71,865,992
Shares reinvested		87,796	1,920,104	3,095,037	55,617,808
Shares redeemed	+	(5,773,585)	(125,530,925)	(6,528,284)	(118,052,147)
Net transactions in fund shares		(3,029,010)	($65,568,040)	630,219	$9,431,653
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		30,383,588	$571,458,250	29,753,369	$630,364,301
Total increase or decrease	+	(3,029,010)	73,476,570	630,219	(58,906,051)
End of period		27,354,578	$644,934,820	30,383,588	$571,458,250
Net investment income not yet distributed			$—		$1,410,331
58
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$16.25	$17.46	$19.02	$18.62	$16.36
Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.03 [1]	(0.01) [1]	(0.08)	(0.10)
Net realized and unrealized gains (losses)	1.85	0.49	0.89	1.99	2.36
Total from investment operations	1.88	0.52	0.88	1.91	2.26
Less distributions:
Distributions from net investment income	—	(0.12)	—	—	—
Distributions from net realized gains	(0.48)	(1.61)	(2.44)	(1.51)	—
Total distributions	(0.48)	(1.73)	(2.44)	(1.51)	—
Net asset value at end of period	$17.65	$16.25	$17.46	$19.02	$18.62
Total return	11.71%	3.55%	4.84%	11.07%	13.81%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.64%	1.85%	1.82%	1.99%	2.48%
Net operating expenses (excluding dividend expense on short sales)	1.33%	1.57% [2]	1.54% [2]	1.52% [2]	1.48% [2]
Gross operating expenses	1.65%	1.87%	1.84%	2.02%	2.52%
Net investment income (loss)	0.16%	0.22%	(0.06%)	(0.46%)	(0.49%)
Portfolio turnover rate	163%	142%	146%	142%	130%
Net assets, end of period (x 1,000,000)	$252	$204	$212	$200	$193

1
Calculated based on the average shares outstanding during the period.
2
The ratios of net operating expenses would have been 1.33%, if stock loan fees on short sales had not been incurred.
59
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 100.1% of net assets

Automobiles & Components 0.5%
Lear Corp.	7,174	1,259,683

Banks 6.3%
Bank of America Corp. (a)	161,573	4,425,484
Citigroup, Inc. (a)	81,435	5,985,472
Citizens Financial Group, Inc.	10,352	393,480
Essent Group Ltd. *	13,780	587,304
First BanCorp *	193,237	995,171
Regions Financial Corp. (a)	172,765	2,674,402
Zions Bancorp	15,983	742,570
		15,803,883

Capital Goods 8.6%
Aerojet Rocketdyne Holdings, Inc. *	61,209	1,932,980
Allison Transmission Holdings, Inc. (a)	115,743	4,917,920
Argan, Inc.	9,099	625,556
Caterpillar, Inc.	4,786	649,939
Graco, Inc.	11,364	1,497,662
Harsco Corp. *	35,447	753,249
Hubbell, Inc.	4,448	559,647
Meritor, Inc. *	34,663	901,585
Oshkosh Corp. (a)	47,091	4,311,652
Ply Gem Holdings, Inc. *	15,229	257,370
Regal Beloit Corp.	10,280	834,222
The Boeing Co. (a)	11,366	2,932,201
United Rentals, Inc. *	3,988	564,222
Wabash National Corp.	34,618	778,905
		21,517,110

Commercial & Professional Services 1.9%
ACCO Brands Corp. *	29,257	381,804
Robert Half International, Inc.	32,931	1,704,838
The Brink's Co. (a)	25,771	1,961,173
TriNet Group, Inc. *	19,489	676,658
		4,724,473

Consumer Durables & Apparel 2.5%
Deckers Outdoor Corp. *	7,849	535,616
Hanesbrands, Inc.	16,220	364,950
Hasbro, Inc.	16,722	1,548,290
iRobot Corp. *	3,319	223,004
KB Home	15,122	414,796
M.D.C. Holdings, Inc.	11,490	425,590
PulteGroup, Inc.	9,486	286,762
Taylor Morrison Home Corp., Class A *	22,357	539,921
Toll Brothers, Inc.	30,924	1,423,741
Tupperware Brands Corp.	7,416	435,690
Whirlpool Corp.	958	157,045
		6,355,405

Security	Number of Shares	Value ($)
Consumer Services 2.4%
Carnival Corp.	5,594	371,386
Darden Restaurants, Inc.	8,342	686,296
Graham Holdings Co., Class B	1,091	607,087
Las Vegas Sands Corp. (a)	52,007	3,296,204
Royal Caribbean Cruises Ltd.	5,908	731,233
Wyndham Worldwide Corp.	3,911	417,890
		6,110,096

Diversified Financials 1.6%
Capital One Financial Corp.	8,105	747,119
Lazard Ltd., Class A	3,143	149,418
Moelis & Co., Class A	8,797	376,072
Morgan Stanley	15,485	774,250
Synchrony Financial	64,134	2,092,051
		4,138,910

Energy 7.8%
Anadarko Petroleum Corp.	41,503	2,049,003
Apache Corp.	22,560	933,307
Baker Hughes, a GE Co.	37,188	1,168,819
Cabot Oil & Gas Corp.	619	17,146
ConocoPhillips	40,475	2,070,296
CVR Energy, Inc.	17,373	476,889
Devon Energy Corp. (a)	87,739	3,237,569
Halliburton Co. (a)	58,596	2,504,393
Marathon Petroleum Corp.	22,398	1,338,057
Southwestern Energy Co. *(a)	360,735	2,002,079
The Williams Cos., Inc.	31,860	908,010
Valero Energy Corp. (a)	28,641	2,259,489
World Fuel Services Corp. (a)	22,140	615,492
		19,580,549

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	10,254	1,651,715
CVS Health Corp.	7,389	506,368
Wal-Mart Stores, Inc. (a)	25,362	2,214,356
		4,372,439

Food, Beverage & Tobacco 4.0%
Archer-Daniels-Midland Co.	36,592	1,495,515
Bunge Ltd.	11,015	757,612
Campbell Soup Co.	23,882	1,131,290
Coca-Cola Bottling Co. Consolidated	5,927	1,336,894
Dean Foods Co. (a)	111,052	1,082,757
Fresh Del Monte Produce, Inc.	11,456	509,907
PepsiCo, Inc. (a)	22,506	2,480,836
Sanderson Farms, Inc.	3,497	523,046
TreeHouse Foods, Inc. *	11,588	769,212
		10,087,069

60
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Health Care Equipment & Services 4.2%
Baxter International, Inc.	8,016	516,792
Centene Corp. *	13,678	1,281,218
Express Scripts Holding Co. *(a)	61,993	3,799,551
Haemonetics Corp. *	14,719	700,036
Halyard Health, Inc. *	11,435	481,985
Hill-Rom Holdings, Inc.	2,937	237,045
Humana, Inc.	2,756	703,745
Masimo Corp. *	12,269	1,076,727
McKesson Corp. (a)	6,504	896,771
Varian Medical Systems, Inc. *	3,404	354,663
Zimmer Biomet Holdings, Inc.	5,021	610,654
		10,659,187

Household & Personal Products 1.4%
HRG Group, Inc. *(a)	123,034	1,995,611
Spectrum Brands Holdings, Inc.	8,486	932,781
USANA Health Sciences, Inc. *	9,235	606,740
		3,535,132

Insurance 5.0%
CNA Financial Corp.	18,204	985,383
Everest Re Group Ltd. (a)	8,471	2,011,439
Loews Corp.	39,939	1,977,380
The Allstate Corp. (a)	56,954	5,345,702
The Hartford Financial Services Group, Inc.	39,787	2,190,274
XL Group Ltd.	624	25,253
		12,535,431

Materials 2.1%
Axalta Coating Systems Ltd. *	52,949	1,760,554
Berry Global Group, Inc. *	33,714	2,004,297
Freeport-McMoRan, Inc. *	54,970	768,481
Stepan Co.	9,286	741,580
		5,274,912

Media 2.8%
Comcast Corp., Class A	36,752	1,324,175
Live Nation Entertainment, Inc. *(a)	113,802	4,982,251
Sinclair Broadcast Group, Inc., Class A	24,944	790,725
		7,097,151

Pharmaceuticals, Biotechnology & Life Sciences 9.2%
AbbVie, Inc. (a)	21,637	1,952,739
Alexion Pharmaceuticals, Inc. *	1,159	138,686
Amgen, Inc. (a)	26,282	4,605,132
Biogen, Inc. *	1,928	600,880
Celgene Corp. *(a)	37,317	3,767,898
Eli Lilly & Co. (a)	62,918	5,155,501
Emergent BioSolutions, Inc. *(a)	39,529	1,620,294
Gilead Sciences, Inc.	8,884	665,945
Pfizer, Inc. (a)	100,901	3,537,589
Prestige Brands Holdings, Inc. *	5,292	248,195
United Therapeutics Corp. *	3,509	416,132
Vertex Pharmaceuticals, Inc. *	3,315	484,752
		23,193,743

Real Estate 4.9%
Apartment Investment & Management Co., Class A	14,297	628,782
DCT Industrial Trust, Inc.	21,379	1,240,410
Security	Number of Shares	Value ($)
Equity LifeStyle Properties, Inc.	5,433	480,712
Realogy Holdings Corp.	61,968	2,003,425
Retail Properties of America, Inc., Class A (a)	315,339	3,853,443
Senior Housing Properties Trust (a)	119,973	2,207,503
UDR, Inc.	51,005	1,978,484
		12,392,759

Retailing 5.1%
Amazon.com, Inc. *(a)	4,426	4,891,969
Best Buy Co., Inc.	11,242	629,327
Burlington Stores, Inc. *	15,924	1,495,104
Expedia, Inc.	3,476	433,318
Lowe's Cos., Inc.	26,189	2,093,811
Rent-A-Center, Inc. (a)	121,412	1,206,835
Ross Stores, Inc.	10,243	650,328
Shutterfly, Inc. *(a)	18,347	783,417
The Gap, Inc.	21,928	569,909
		12,754,018

Semiconductors & Semiconductor Equipment 2.1%
Amkor Technology, Inc. *	49,434	571,951
Applied Materials, Inc.	12,525	706,786
Micron Technology, Inc. *	35,174	1,558,560
Microsemi Corp. *	3,250	173,452
MKS Instruments, Inc.	8,343	906,467
ON Semiconductor Corp. *	42,308	902,007
Skyworks Solutions, Inc.	4,409	502,009
		5,321,232

Software & Services 11.6%
Accenture plc, Class A	16,862	2,400,474
Alliance Data Systems Corp.	2,498	558,878
Alphabet, Inc., Class A *(a)	4,102	4,237,530
Barracuda Networks, Inc. *	65,035	1,515,966
Cardtronics plc, Class A *	8,092	185,307
CDK Global, Inc.	20,495	1,302,662
Convergys Corp.	12,925	332,560
Electronic Arts, Inc. *	9,195	1,099,722
Endurance International Group Holdings, Inc. *	136,991	1,123,326
First Data Corp., Class A *	75,536	1,345,296
Fortinet, Inc. *	6,235	245,721
GoDaddy, Inc., Class A *	33,827	1,579,721
IAC/InterActiveCorp *	7,208	930,193
MAXIMUS, Inc.	19,865	1,319,632
Microsoft Corp.	30,933	2,573,007
Nuance Communications, Inc. *	98,196	1,447,409
Progress Software Corp. (a)	122,312	5,177,467
Science Applications International Corp.	6,410	470,110
Take-Two Interactive Software, Inc. *	6,323	699,640
Verint Systems, Inc. *	4,367	184,287
VMware, Inc., Class A *	3,842	459,849
		29,188,757

Technology Hardware & Equipment 9.2%
Anixter International, Inc. *	1,893	130,049
Apple, Inc. (a)	23,229	3,926,630
ARRIS International plc *(a)	100,897	2,875,564
Benchmark Electronics, Inc. *(a)	8,350	258,432
CDW Corp.	10,357	724,990
Extreme Networks, Inc. *	39,428	473,136
F5 Networks, Inc. *	10,518	1,275,518
HP, Inc. (a)	77,407	1,668,121
Jabil, Inc.	84,245	2,382,449

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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Juniper Networks, Inc. (a)	158,122	3,926,169
NCR Corp. *(a)	10,340	331,811
Seagate Technology plc	11,856	438,316
Tech Data Corp. *(a)	29,501	2,736,808
Western Digital Corp.	7,164	639,530
Zebra Technologies Corp., Class A *	11,541	1,338,641
		23,126,164

Telecommunication Services 1.7%
AT&T, Inc. (a)	76,565	2,576,412
T-Mobile US, Inc. *(a)	6,321	377,806
Telephone & Data Systems, Inc. (a)	40,772	1,188,504
		4,142,722

Transportation 0.5%
Alaska Air Group, Inc.	9,107	601,335
Ryder System, Inc.	8,742	708,801
		1,310,136

Utilities 3.0%
CenterPoint Energy, Inc.	63,001	1,863,570
FirstEnergy Corp. (a)	144,651	4,766,250
PG&E Corp.	9,500	548,815
UGI Corp.	9,103	435,670
		7,614,305
Total Common Stock
(Cost $220,986,366)		252,095,266

Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (b)	495,697	495,697
Total Other Investment Company
(Cost $495,697)		495,697
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

In addition to the above, the fund had the following short sale positions at 10/31/17:

Security	Number of Shares	Value ($)
Short Sales (41.7%) of net assets

Automobiles & Components (1.2%)
Adient plc	6,776	(571,624)
Tesla, Inc. *	7,195	(2,385,358)
		(2,956,982)

Banks (2.1%)
First Financial Bankshares, Inc.	5,905	(269,563)
Flagstar Bancorp, Inc. *	50,113	(1,872,723)
Nationstar Mortgage Holdings, Inc. *	139,204	(2,710,302)
United Bankshares, Inc.	14,324	(514,948)
		(5,367,536)

Capital Goods (4.7%)
Air Lease Corp.	27,691	(1,203,174)
Albany International Corp., Class A	34,930	(2,108,026)
Granite Construction, Inc.	9,864	(628,238)
John Bean Technologies Corp.	4,020	(429,738)
Johnson Controls International plc	31,414	(1,300,225)
KBR, Inc.	21,536	(422,752)
Mercury Systems, Inc. *	30,090	(1,518,642)
Proto Labs, Inc. *	15,037	(1,311,978)
Wabtec Corp.	37,244	(2,849,166)
		(11,771,939)

Commercial & Professional Services (1.4%)
Healthcare Services Group, Inc.	39,970	(2,114,014)
Verisk Analytics, Inc. *	17,864	(1,519,333)
		(3,633,347)

Consumer Durables & Apparel (1.7%)
G-III Apparel Group Ltd. *	18,532	(469,601)
Meritage Homes Corp. *	11,831	(576,170)
TRI Pointe Group, Inc. *	176,819	(3,127,928)
		(4,173,699)

Consumer Services (2.4%)
Caesars Entertainment Corp. *	89,171	(1,154,766)
Eldorado Resorts, Inc. *	49,367	(1,268,732)
ILG, Inc.	79,789	(2,367,339)
Yum! Brands, Inc.	16,086	(1,197,603)
		(5,988,440)

Diversified Financials (1.7%)
Cboe Global Markets, Inc.	15,336	(1,733,888)
LendingClub Corp. *	176,045	(1,001,696)
PRA Group, Inc. *	40,775	(1,137,623)
TD Ameritrade Holding Corp.	6,370	(318,436)
		(4,191,643)

Energy (4.1%)
Cheniere Energy, Inc. *	44,040	(2,058,430)
Diamondback Energy, Inc. *	6,580	(705,113)
Golar LNG Ltd.	101,320	(2,140,892)
Helmerich & Payne, Inc.	5,336	(289,798)
Matador Resources Co. *	14,765	(392,011)
Security	Number of Shares	Value ($)
Nabors Industries Ltd.	69,732	(392,591)
Oasis Petroleum, Inc. *	50,819	(480,240)
Parsley Energy, Inc., Class A *	21,839	(580,917)
RSP Permian, Inc. *	35,103	(1,207,894)
SM Energy Co.	63,668	(1,358,038)
US Silica Holdings, Inc.	20,651	(630,062)
		(10,235,986)

Food & Staples Retailing (0.4%)
Casey's General Stores, Inc.	6,761	(774,608)
PriceSmart, Inc.	3,039	(254,668)
		(1,029,276)

Food, Beverage & Tobacco (0.5%)
Altria Group, Inc.	11,833	(759,915)
Cal-Maine Foods, Inc. *	10,013	(450,585)
		(1,210,500)

Health Care Equipment & Services (1.9%)
Acadia Healthcare Co., Inc. *	13,653	(428,158)
DexCom, Inc. *	16,012	(720,060)
HealthEquity, Inc. *	9,251	(464,585)
ICU Medical, Inc. *	1,705	(325,825)
Nevro Corp. *	4,031	(353,035)
Novocure Ltd. *	29,853	(644,825)
Penumbra, Inc. *	18,744	(1,884,709)
		(4,821,197)

Household & Personal Products (1.0%)
Coty, Inc., Class A	79,053	(1,217,416)
WD-40 Co.	11,747	(1,302,155)
		(2,519,571)

Insurance (0.3%)
Kemper Corp.	5,430	(348,063)
RLI Corp.	5,798	(342,604)
		(690,667)

Materials (0.7%)
Balchem Corp.	4,998	(421,281)
Martin Marietta Materials, Inc.	6,377	(1,382,853)
		(1,804,134)

Media (0.9%)
Liberty Broadband Corp., Class A *	26,537	(2,287,755)

Pharmaceuticals, Biotechnology & Life Sciences (2.3%)
ACADIA Pharmaceuticals, Inc. *	24,372	(848,877)
Accelerate Diagnostics, Inc. *	23,211	(460,738)
Alnylam Pharmaceuticals, Inc. *	8,222	(1,001,769)
Bluebird Bio, Inc. *	4,979	(692,579)
Intercept Pharmaceuticals, Inc. *	7,763	(478,434)
Juno Therapeutics, Inc. *	7,284	(327,124)
Prothena Corp. plc *	8,497	(493,251)
TESARO, Inc. *	3,086	(357,266)
Ultragenyx Pharmaceutical, Inc. *	22,312	(1,028,360)
		(5,688,398)

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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Real Estate (2.0%)
Acadia Realty Trust	68,401	(1,925,488)
Life Storage, Inc.	24,175	(1,953,824)
Weyerhaeuser Co.	34,101	(1,224,567)
		(5,103,879)

Retailing (1.3%)
CarMax, Inc. *	17,804	(1,337,080)
Ollie's Bargain Outlet Holdings, Inc. *	30,590	(1,365,844)
TripAdvisor, Inc. *	13,643	(511,612)
		(3,214,536)

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Micro Devices, Inc. *	93,674	(1,029,009)
Inphi Corp. *	7,426	(304,318)
Integrated Device Technology, Inc. *	29,403	(913,551)
MACOM Technology Solutions Holdings, Inc. *	12,321	(503,683)
MaxLinear, Inc. *	6,445	(157,709)
Power Integrations, Inc.	6,223	(500,018)
Qorvo, Inc. *	2,066	(156,623)
		(3,564,911)

Software & Services (5.2%)
2U, Inc. *	32,101	(2,042,587)
Autodesk, Inc. *	14,232	(1,778,431)
Benefitfocus, Inc. *	10,863	(297,646)
Blackline, Inc. *	6,070	(215,606)
Callidus Software, Inc. *	37,093	(940,308)
Ellie Mae, Inc. *	15,757	(1,417,342)
FireEye, Inc. *	61,205	(1,035,589)
Gigamon, Inc. *	15,599	(600,562)
HubSpot, Inc. *	4,733	(409,641)
Nutanix, Inc., Class A *	12,511	(356,563)
Security	Number of Shares	Value ($)
PTC, Inc. *	10,801	(717,726)
Q2 Holdings, Inc. *	27,838	(1,184,507)
WEX, Inc. *	17,355	(2,144,904)
		(13,141,412)

Technology Hardware & Equipment (2.8%)
Arista Networks, Inc. *	3,607	(721,003)
Avnet, Inc.	12,242	(487,232)
II-VI, Inc. *	31,697	(1,432,704)
Infinera Corp. *	258,154	(2,160,749)
Lumentum Holdings, Inc. *	12,446	(785,965)
Pure Storage, Inc., Class A *	43,617	(716,627)
Universal Display Corp.	4,592	(672,728)
		(6,977,008)

Telecommunication Services (0.2%)
Iridium Communications, Inc. *	44,856	(538,272)

Transportation (0.4%)
C.H. Robinson Worldwide, Inc.	14,644	(1,149,993)

Utilities (1.1%)
American States Water Co.	10,703	(575,286)
New Jersey Resources Corp.	6,369	(283,102)
Ormat Technologies, Inc.	31,172	(2,023,998)
		(2,882,386)
Total Short Sales
(Proceeds $99,637,600)		(104,943,467)
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$252,095,266	$—	$—	$252,095,266
Other Investment Company[1]	495,697	—	—	495,697
Liabilities
Short Sales[1]	(104,943,467)	—	—	(104,943,467)
Total	$147,647,496	$—	$—	$147,647,496
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Hedged Equity Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $221,482,063)		$252,590,963
Deposit with broker for short sales		103,811,429
Receivables:
Investments sold		1,650,986
Fund shares sold		595,799
Dividends		179,257
Prepaid expenses	+	17,520
Total assets		358,845,954
Liabilities
Securities sold short, at value (proceeds $99,637,600)		104,943,467
Payables:
Investments bought		1,651,800
Investment adviser and administrator fees		223,935
Shareholder service fees		47,735
Fund shares redeemed		208,599
Dividends on short sales		3,973
Accrued expenses	+	54,047
Total liabilities		107,133,556
Net Assets
Total assets		358,845,954
Total liabilities	–	107,133,556
Net assets		$251,712,398
Net Assets by Source
Capital received from investors		211,023,980
Net investment income not yet distributed		124,921
Net realized capital gains		14,760,464
Net unrealized capital appreciation		25,803,033

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$251,712,398		14,259,142		$17.65

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Schwab Hedged Equity Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends		$4,420,112*
Expenses
Investment adviser and administrator fees		2,580,735
Shareholder service fees		531,236
Dividends on short sales		761,857
Professional fees		37,750
Portfolio accounting fees		31,172
Registration fees		29,309
Transfer agent fees		25,942
Shareholder reports		25,114
Custodian fees		21,878
Independent trustees’ fees		8,424
Interest expense		1,145
Other expenses	+	5,573
Total expenses		4,060,135
Expense reduction by CSIM and its affiliates	–	28,202
Net expenses	–	4,031,933
Net investment income		388,179
Realized and Unrealized Gains (Losses)
Net realized gains on investments		29,022,309
Net realized gains on futures contracts		170,443
Net realized losses on short sales	+	(13,964,217)
Net realized gains		15,228,535
Net change in unrealized appreciation (depreciation) on investments		19,481,542
Net change in unrealized appreciation (depreciation) on futures contracts		8,016
Net change in unrealized appreciation (depreciation) on short sales	+	(9,692,177)
Net change in unrealized appreciation (depreciation)	+	9,797,381
Net realized and unrealized gains		25,025,916
Increase in net assets resulting from operations		$25,414,095
*	Includes stock loan fees and rebates net of $53,632. See financial note 2(c) for additional information.
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Schwab Hedged Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$388,179	$444,158
Net realized gains		15,228,535	7,153,419
Net change in unrealized appreciation (depreciation)	+	9,797,381	(1,484,704)
Increase in net assets from operations		25,414,095	6,112,873
Distributions to Shareholders
Distributions from net investment income		—	(1,497,867)
Distributions from net realized gains	+	(6,371,171)	(19,419,333)
Total distributions		($6,371,171)	($20,917,200)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,562,308	$94,777,684	3,865,291	$61,376,265
Shares reinvested		311,206	5,290,506	1,134,070	17,510,038
Shares redeemed	+	(4,198,129)	(71,890,789)	(4,533,468)	(71,119,986)
Net transactions in fund shares		1,675,385	$28,177,401	465,893	$7,766,317
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		12,583,757	$204,492,073	12,117,864	$211,530,083
Total increase or decrease	+	1,675,385	47,220,325	465,893	(7,038,010)
End of period		14,259,142	$251,712,398	12,583,757	$204,492,073
Net investment income not yet distributed/Distributions in excess of net investment income			$124,921		($336,330)
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Schwab Health Care Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$21.56	$26.68	$28.19	$24.57	$20.59
Income (loss) from investment operations:
Net investment income (loss)	0.21 [1]	0.19 [1]	0.14 [1]	0.23	0.22
Net realized and unrealized gains (losses)	4.24	(1.52)	1.78	5.84	6.26
Total from investment operations	4.45	(1.33)	1.92	6.07	6.48
Less distributions:
Distributions from net investment income	(0.20)	(0.16)	(0.21)	(0.19)	(0.33)
Distributions from net realized gains	(0.37)	(3.63)	(3.22)	(2.26)	(2.17)
Total distributions	(0.57)	(3.79)	(3.43)	(2.45)	(2.50)
Net asset value at end of period	$25.44	$21.56	$26.68	$28.19	$24.57
Total return	21.10%	(5.78%)	7.26%	27.06%	35.46%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.81%	0.80%	0.79%	0.80%	0.82%
Gross operating expenses	0.81%	0.80%	0.80%	0.81%	0.83%
Net investment income (loss)	0.89%	0.82%	0.52%	0.93%	1.06%
Portfolio turnover rate	42%	54%	75%	57%	54%
Net assets, end of period (x 1,000,000)	$853	$853	$1,118	$1,064	$816

1
Calculated based on the average shares outstanding during the period.
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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Australia 1.4%
Ansell Ltd.	584,898	10,766,264
Cochlear Ltd.	11,283	1,519,869
		12,286,133

Denmark 4.2%
Bavarian Nordic A/S *	18,442	748,338
GN Store Nord A/S	54,500	1,803,599
H. Lundbeck A/S	112,006	6,658,510
Novo Nordisk A/S, Class B	532,514	26,513,246
		35,723,693

Finland 1.0%
Orion Oyj, Class B	206,670	8,470,342

France 0.6%
Sanofi	54,465	5,157,103

Germany 0.4%
Evotec AG *	173,374	3,689,337

Hong Kong 0.5%
Sihuan Pharmaceutical Holdings Group Ltd.	1,122,000	405,903
Sino Biopharmaceutical Ltd.	3,352,000	3,919,761
		4,325,664

Ireland 3.2%
Allergan plc	59,761	10,591,442
Medtronic plc	202,665	16,318,586
		26,910,028

Italy 1.4%
DiaSorin S.p.A.	10,100	918,747
Recordati S.p.A.	242,035	11,252,000
		12,170,747

Japan 4.9%
Astellas Pharma, Inc.	945,200	12,579,531
Hoya Corp.	340,200	18,483,314
Shionogi & Co., Ltd.	201,100	10,826,634
		41,889,479

Republic of Korea 0.4%
Celltrion, Inc. *	8,300	1,283,087
Hugel, Inc. *	4,789	1,837,616
		3,120,703

Security	Number of Shares	Value ($)
Switzerland 5.9%
Lonza Group AG *	75,610	20,086,639
Novartis AG	58,902	4,858,192
Roche Holding AG	108,188	25,005,598
		49,950,429

Taiwan 0.2%
St. Shine Optical Co., Ltd.	77,800	1,902,850

United Kingdom 2.9%
GlaxoSmithKline plc	1,053,343	18,904,695
Indivior plc *	1,121,707	5,535,270
		24,439,965

United States 72.8%
Abbott Laboratories	308,900	16,751,647
AbbVie, Inc.	177,199	15,992,210
Acorda Therapeutics, Inc. *	8,842	234,976
Agilent Technologies, Inc.	249,100	16,946,273
Alexion Pharmaceuticals, Inc. *	88,500	10,589,910
AMAG Pharmaceuticals, Inc. *	160,500	2,519,850
Amgen, Inc.	239,111	41,897,029
Analogic Corp.	10,200	819,060
AngioDynamics, Inc. *	78,500	1,332,145
Anthem, Inc.	11,600	2,426,836
Baxter International, Inc.	261,273	16,844,270
Becton, Dickinson & Co.	32,100	6,698,307
Biogen, Inc. *	65,014	20,262,263
Bioverativ, Inc. *	30,400	1,717,600
Boston Scientific Corp. *	185,900	5,231,226
Bristol-Myers Squibb Co.	275,834	17,007,924
Catalent, Inc. *	86,900	3,701,071
Celgene Corp. *	289,106	29,191,033
Centene Corp. *	30,026	2,812,535
Cigna Corp.	18,100	3,569,682
Community Health Systems, Inc. *	374,950	2,212,205
Danaher Corp.	8,500	784,295
DaVita, Inc. *	17,700	1,075,098
Eli Lilly & Co.	240,229	19,684,364
Emergent BioSolutions, Inc. *	249,700	10,235,203
Exelixis, Inc. *	133,875	3,318,761
Express Scripts Holding Co. *	276,060	16,919,717
Genomic Health, Inc. *	259,283	8,501,890
Gilead Sciences, Inc.	429,485	32,194,196
Haemonetics Corp. *	180,028	8,562,132
Halyard Health, Inc. *	249,000	10,495,350
Hill-Rom Holdings, Inc.	128,200	10,347,022
Humana, Inc.	47,700	12,180,195
Illumina, Inc. *	6,800	1,395,292
Johnson & Johnson	532,902	74,291,868
Ligand Pharmaceuticals, Inc. *	2,700	392,445
Magellan Health, Inc. *	10,600	904,180
Merck & Co., Inc.	532,710	29,346,994
Meridian Bioscience, Inc.	124,000	1,853,800
MiMedx Group, Inc. *(c)	111,900	1,418,892
Pfizer, Inc.	1,265,200	44,357,912

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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Prestige Brands Holdings, Inc. *	90,383	4,238,963
Quality Systems, Inc. *	444,600	6,255,522
Quest Diagnostics, Inc.	14,500	1,359,810
Quidel Corp. *	53,100	2,174,445
Regeneron Pharmaceuticals, Inc. *	11,100	4,469,082
Stryker Corp.	34,600	5,358,502
Thermo Fisher Scientific, Inc.	112,350	21,776,801
UnitedHealth Group, Inc.	188,491	39,624,578
Vanda Pharmaceuticals, Inc. *	50,500	792,850
Vertex Pharmaceuticals, Inc. *	110,300	16,129,169
WellCare Health Plans, Inc. *	28,876	5,709,940
Zimmer Biomet Holdings, Inc.	30,293	3,684,235
Zoetis, Inc.	45,800	2,922,956
		621,514,511
Total Common Stock
(Cost $623,265,369)		851,550,984

Other Investment Company 0.2% of net assets

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	1,352,189	1,352,189
Total Other Investment Company
(Cost $1,352,189)		1,352,189
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.1% of net assets

Time Deposit 0.1%
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.60%, 11/01/17 (a)	1,125,321	1,125,321
Total Short-Term Investment
(Cost $1,125,321)		1,125,321
At 10/31/17, the values of certain foreign securities held by the fund aggregating $191,874,445 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.
(b)	The rate shown is the 7-day yield.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $1,347,947.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$648,424,539	$—	$—	$648,424,539
Australia	—	12,286,133	—	12,286,133
Denmark	—	35,723,693	—	35,723,693
Finland	—	8,470,342	—	8,470,342
France	—	5,157,103	—	5,157,103
Germany	—	3,689,337	—	3,689,337
Hong Kong	—	4,325,664	—	4,325,664
Italy	11,252,000	918,747	—	12,170,747
Japan	—	41,889,479	—	41,889,479
Republic of Korea	—	3,120,703	—	3,120,703
Switzerland	—	49,950,429	—	49,950,429
Taiwan	—	1,902,850	—	1,902,850
United Kingdom	—	24,439,965	—	24,439,965
Other Investment Company[1]	1,352,189	—	—	1,352,189
Short-Term Investment[1]	—	1,125,321	—	1,125,321
Total	$661,028,728	$192,999,766	$—	$854,028,494
[1]	As categorized in Portfolio Holdings.
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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $11,337,985 from Level 2 to Level 1 for the period ended October 31, 2017. The transfers between Level 2 and Level 1 were primarily due to the use of international fair valuation by the fund. There were no transfers from Level 1 to Level 2 and no transfers in or out of Level 3 during the period. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $624,390,690) including securities on loan of $1,347,947		$852,676,305
Collateral invested for securities on loan, at value (cost $1,352,189)		1,352,189
Deposit with broker for futures contracts		462,000
Receivables:
Foreign tax reclaims		673,799
Dividends		535,858
Fund shares sold		195,505
Income from securities on loan		1,057
Interest		19
Prepaid expenses	+	14,433
Total assets		855,911,165
Liabilities
Collateral held for securities on loan		1,352,189
Payables:
Investment adviser and administrator fees		397,915
Shareholder service fees		186,864
Fund shares redeemed		649,635
Accrued expenses	+	81,495
Total liabilities		2,668,098
Net Assets
Total assets		855,911,165
Total liabilities	–	2,668,098
Net assets		$853,243,067
Net Assets by Source
Capital received from investors		568,330,424
Net investment income not yet distributed		6,387,444
Net realized capital gains		50,244,618
Net unrealized capital appreciation		228,280,581

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$853,243,067		33,537,830		$25.44

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Schwab Health Care Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $486,068)		$14,450,906
Interest		22,922
Securities on loan, net	+	34,500
Total investment income		14,508,328
Expenses
Investment adviser and administrator fees		4,513,951
Shareholder service fees		2,073,375
Shareholder reports		89,649
Portfolio accounting fees		55,654
Custodian fees		52,895
Transfer agent fees		47,121
Professional fees		32,886
Registration fees		29,459
Independent trustees’ fees		11,853
Interest expense		3,627
Other expenses	+	21,464
Total expenses		6,931,934
Expense reduction by CSIM and its affiliates	–	47,121
Net expenses	–	6,884,813
Net investment income		7,623,515
Realized and Unrealized Gains (Losses)
Net realized gains on investments		50,703,907
Net realized gains on futures contracts		228,734
Net realized losses on foreign currency transactions	+	(129,352)
Net realized gains		50,803,289
Net change in unrealized appreciation (depreciation) on investments		103,013,111
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	65,016
Net change in unrealized appreciation (depreciation)	+	103,078,127
Net realized and unrealized gains		153,881,416
Increase in net assets resulting from operations		$161,504,931
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Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$7,623,515	$8,080,909
Net realized gains		50,803,289	13,851,929
Net change in unrealized appreciation (depreciation)	+	103,078,127	(78,198,470)
Increase (decrease) in net assets from operations		161,504,931	(56,265,632)
Distributions to Shareholders
Distributions from net investment income		(7,795,978)	(6,691,995)
Distributions from net realized gains	+	(13,907,780)	(149,840,338)
Total distributions		($21,703,758)	($156,532,333)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,602,137	$61,859,539	2,833,641	$64,956,918
Shares reinvested		885,124	19,145,216	6,099,701	139,195,182
Shares redeemed	+	(9,509,826)	(220,486,601)	(11,272,005)	(256,438,361)
Net transactions in fund shares		(6,022,565)	($139,481,846)	(2,338,663)	($52,286,261)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,560,395	$852,923,740	41,899,058	$1,118,007,966
Total increase or decrease	+	(6,022,565)	319,327	(2,338,663)	(265,084,226)
End of period		33,537,830	$853,243,067	39,560,395	$852,923,740
Net investment income not yet distributed			$6,387,444		$6,748,836
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Schwab International Core Equity Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$9.20	$9.62	$9.77	$9.82	$7.90
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.22 [1]	0.19 [1]	0.29 [1]	0.20
Net realized and unrealized gains (losses)	2.08	(0.45)	(0.01)	(0.08)	1.93
Total from investment operations	2.30	(0.23)	0.18	0.21	2.13
Less distributions:
Distributions from net investment income	(0.23)	(0.19)	(0.15)	(0.26)	(0.21)
Distributions from net realized gains	—	—	(0.18)	—	—
Total distributions	(0.23)	(0.19)	(0.33)	(0.26)	(0.21)
Net asset value at end of period	$11.27	$9.20	$9.62	$9.77	$9.82
Total return	25.58%	(2.41%)	2.05%	2.20%	27.70%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Gross operating expenses	0.90%	0.91%	0.92%	0.98%	1.10%
Net investment income (loss)	2.15%	2.40%	2.02%	2.95%	2.40%
Portfolio turnover rate	85%	90%	87%	90%	75%
Net assets, end of period (x 1,000,000)	$1,227	$772	$679	$423	$147

1
Calculated based on the average shares outstanding during the period.
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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 97.6% of net assets

Australia 5.6%
Aristocrat Leisure Ltd.	752,826	13,609,784
Australia & New Zealand Banking Group Ltd.	93,904	2,154,960
BHP Billiton Ltd.	193,955	3,993,300
carsales.com Ltd.	204,076	2,143,080
CIMIC Group Ltd.	88,826	3,295,345
Computershare Ltd.	549,403	6,567,856
Fortescue Metals Group Ltd.	463,040	1,646,387
National Australia Bank Ltd.	806,515	20,208,175
Qantas Airways Ltd.	2,866,164	13,527,230
Sandfire Resources NL	240,000	1,056,734
		68,202,851

Austria 0.3%
CA Immobilien Anlagen AG	33,253	949,001
Raiffeisen Bank International AG *	87,990	3,059,951
		4,008,952

Belgium 1.5%
bpost S.A.	75,292	2,122,787
KBC Group N.V.	131,342	10,910,436
UCB S.A.	71,025	5,170,328
		18,203,551

Brazil 0.3%
MRV Engenharia e Participacoes S.A.	787,700	3,046,008

Canada 0.4%
Enerflex Ltd.	60,429	822,052
Manulife Financial Corp.	120,400	2,420,879
Maple Leaf Foods, Inc.	63,079	1,636,015
		4,878,946

Denmark 3.2%
Dfds A/S	39,442	2,287,318
Novo Nordisk A/S, Class B	293,547	14,615,360
Orsted A/S	67,770	3,797,614
Sydbank A/S	110,760	4,323,899
Vestas Wind Systems A/S	165,178	14,582,702
		39,606,893

Finland 0.3%
UPM-Kymmene Oyj	107,560	3,230,270

France 9.0%
Air France-KLM *	445,785	6,979,954
Atos SE	20,028	3,110,663
BNP Paribas S.A.	75,877	5,922,156
Casino Guichard Perrachon S.A.	64,900	3,705,753
Security	Number of Shares	Value ($)
Eiffage S.A.	55,826	5,831,339
Gaztransport Et Technigaz S.A.	91,177	4,462,669
Hermes International	5,565	2,888,834
Ipsen S.A.	50,535	6,110,061
L'Oreal S.A.	46,257	10,295,116
LVMH Moet Hennessy Louis Vuitton SE	17,500	5,219,604
Metropole Television S.A.	192,466	4,449,560
Neopost S.A.	102,156	3,765,534
Orange S.A.	158,020	2,595,901
Peugeot S.A.	270,307	6,413,183
Sanofi	254,760	24,122,344
Thales S.A.	32,172	3,352,754
TOTAL S.A.	120,519	6,717,499
Veolia Environnement S.A.	174,426	4,132,256
		110,075,180

Germany 9.9%
Allianz SE	78,540	18,335,854
BASF SE	145,053	15,862,028
Beiersdorf AG	81,691	9,189,457
Continental AG	24,829	6,318,834
Covestro AG	241,930	23,256,622
Deutsche Lufthansa AG	289,596	9,304,096
Deutz AG	341,808	2,895,620
Fielmann AG	27,099	2,381,135
HOCHTIEF AG	7,476	1,320,587
Hugo Boss AG	120,264	10,756,336
Pfeiffer Vacuum Technology AG	21,968	3,527,501
Rheinmetall AG	24,640	2,926,452
RWE AG *	423,365	10,645,029
SAP SE	32,486	3,711,931
Siltronic AG *	9,000	1,343,229
		121,774,711

Greece 0.1%
Motor Oil (Hellas) Corinth Refineries S.A.	61,444	1,470,825

Hong Kong 4.4%
China Petroleum & Chemical Corp., Class H (b)	10,530,000	7,732,371
China Railway Group Ltd., Class H (b)	5,582,000	4,486,829
China Shenhua Energy Co., Ltd., Class H (b)	2,417,000	5,782,112
CK Asset Holdings Ltd.	534,000	4,394,730
Kingboard Chemical Holdings Ltd.	2,060,500	12,227,120
Shanghai Industrial Holdings Ltd.	1,380,000	4,239,314
Sino Biopharmaceutical Ltd.	1,874,000	2,191,418
Sinopec Shanghai Petrochemical Co., Ltd., Class H (b)	12,207,000	7,281,153
The Wharf Holdings Ltd.	250,000	2,277,036
Weichai Power Co., Ltd., Class H (b)	1,656,000	2,062,091
Zhejiang Expressway Co., Ltd., Class H (b)	976,000	1,206,966
		53,881,140

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Italy 1.1%
Assicurazioni Generali S.p.A.	80,980	1,473,816
DiaSorin S.p.A.	12,500	1,137,064
Fiat Chrysler Automobiles N.V. *	86,640	1,498,116
Moncler S.p.A.	178,089	5,055,694
Recordati S.p.A.	89,245	4,148,923
		13,313,613

Japan 22.9%
ANA Holdings, Inc.	106,000	4,074,109
Aozora Bank Ltd.	228,550	8,945,854
Astellas Pharma, Inc.	823,000	10,953,188
Bandai Namco Holdings, Inc.	158,800	5,441,766
Canon Marketing Japan, Inc.	74,100	1,863,922
Central Japan Railway Co.	15,945	2,896,356
Credit Saison Co., Ltd.	104,800	2,110,181
Daiichikosho Co., Ltd.	29,400	1,385,406
Daiwa House Industry Co., Ltd.	111,200	4,075,802
Elecom Co., Ltd.	69,100	1,384,670
Fujitsu Ltd.	297,700	2,319,826
Haseko Corp.	756,300	10,982,553
Hoya Corp.	199,500	10,838,981
ITOCHU Corp.	222,700	3,900,955
Japan Airlines Co., Ltd.	340,700	11,661,241
Japan Securities Finance Co., Ltd.	541,200	3,043,855
Kanamoto Co., Ltd.	80,000	2,630,076
Kenedix Office Investment Corp.	1,097	5,876,996
Kenedix, Inc.	1,042,044	6,092,407
Kirin Holdings Co., Ltd.	440,000	10,561,702
Matsumotokiyoshi Holdings Co., Ltd.	40,900	2,941,244
Mitsubishi UFJ Financial Group, Inc.	1,885,800	12,791,649
Mixi, Inc.	152,900	7,454,163
MS&AD Insurance Group Holdings, Inc.	40,600	1,379,276
Nexon Co., Ltd. *	120,900	3,252,105
Nihon Unisys Ltd.	258,052	4,274,447
Nippon Light Metal Holdings Co., Ltd.	787,200	2,317,017
Omron Corp.	65,000	3,642,306
ORIX Corp.	1,007,700	17,325,993
Prima Meat Packers Ltd.	307,000	2,006,103
Resona Holdings, Inc.	1,108,200	5,990,185
Sankyu, Inc.	169,180	6,994,443
Seino Holdings Co., Ltd.	85,000	1,240,099
Shionogi & Co., Ltd.	249,119	13,411,836
Showa Shell Sekiyu K.K.	435,100	5,132,979
SoftBank Group Corp.	91,200	8,082,338
Sony Corp.	274,300	11,475,253
Subaru Corp.	151,390	5,230,387
Suzuki Motor Corp.	106,900	5,855,262
T-Gaia Corp.	168,100	3,420,898
Taisei Corp.	72,000	3,989,303
The Kansai Electric Power Co., Inc.	445,900	6,106,196
TOKAI Holdings Corp.	1,004,000	8,027,501
Tomy Co., Ltd.	159,200	2,575,740
Toshiba TEC Corp.	827,000	4,823,190
Tosoh Corp.	380,000	8,200,679
Toyo Tire & Rubber Co., Ltd.	120,000	2,715,186
Toyota Boshoku Corp.	189,200	3,810,054
Ulvac, Inc.	84,732	6,002,755
		281,508,433

Netherlands 4.0%
BE Semiconductor Industries N.V.	84,180	6,615,051
Heineken Holding N.V.	104,274	9,678,939
Koninklijke KPN N.V.	485,979	1,672,191
Koninklijke Philips N.V.	104,119	4,243,151
Security	Number of Shares	Value ($)
RELX N.V.	130,233	2,940,243
SBM Offshore N.V.	143,953	2,569,002
Unilever N.V. CVA	374,380	21,747,697
		49,466,274

New Zealand 0.2%
Spark New Zealand Ltd.	826,000	2,081,120

Norway 0.7%
Austevoll Seafood A.S.A.	263,254	2,634,999
Telenor A.S.A.	289,771	6,152,922
		8,787,921

Republic of Korea 1.6%
Hugel, Inc. *	4,590	1,761,256
Samsung Electronics Co., Ltd.	7,285	17,958,288
		19,719,544

Singapore 1.8%
CapitaLand Ltd.	6,002,000	16,163,340
Singapore Technologies Engineering Ltd.	2,313,000	5,905,009
		22,068,349

South Africa 0.9%
Mondi Ltd.	474,295	11,377,042

Spain 1.6%
ACS Actividades de Construccion y Servicios S.A.	347,503	13,698,242
Banco Santander S.A.	598,095	4,054,671
Mediaset Espana Comunicacion S.A.	203,531	2,212,173
		19,965,086

Sweden 1.6%
Electrolux AB, B Shares	90,895	3,212,827
Hemfosa Fastigheter AB	272,296	3,308,294
JM AB	324,994	8,575,270
Svenska Cellulosa AB, S.C.A., B Shares	448,092	4,207,569
		19,303,960

Switzerland 9.3%
Adecco Group AG	193,378	15,342,091
Cembra Money Bank AG *	171,668	15,378,763
Inficon Holding AG *	4,835	3,003,053
Nestle S.A.	194,404	16,356,861
Pargesa Holding S.A.	112,377	9,410,631
Roche Holding AG	89,132	20,601,166
Schindler Holding AG	10,624	2,407,473
SGS S.A.	1,478	3,649,983
Sika AG	600	4,440,882
Swiss Life Holding AG *	20,402	7,091,108
Swisscom AG	5,660	2,859,571
UBS Group AG *	559,235	9,514,323
Zurich Insurance Group AG	14,368	4,384,612
		114,440,517

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Taiwan 0.6%
CTBC Financial Holding Co., Ltd.	7,783,000	4,983,158
HannStar Display Corp.	5,469,000	2,124,087
		7,107,245

United Kingdom 16.3%
888 Holdings plc	367,409	1,223,351
Aviva plc	2,727,464	18,296,987
British American Tobacco plc	24,376	1,574,929
Carnival plc	255,471	16,842,759
Electrocomponents plc	604,793	5,578,020
GlaxoSmithKline plc	1,286,719	23,093,172
Grainger plc	755,539	2,794,214
HSBC Holdings plc	1,257,732	12,281,901
Imperial Brands plc	201,726	8,224,681
Legal & General Group plc	5,072,799	17,985,968
Lloyds Banking Group plc	6,994,245	6,339,797
Mondi plc	129,978	3,143,415
Moneysupermarket.com Group plc	1,316,058	5,679,000
Old Mutual plc	5,150,761	13,066,080
Paragon Banking Group plc	2,231,479	14,082,771
Rio Tinto plc	79,300	3,747,766
Royal Dutch Shell plc, B Shares	674,200	21,707,399
SSE plc	308,775	5,670,930
The Berkeley Group Holdings plc	65,710	3,264,873
The British Land Co., plc	633,587	5,058,686
Unilever plc	179,889	10,195,020
		199,851,719
Total Common Stock
(Cost $1,060,410,823)		1,197,370,150

Security	Number of Shares	Value ($)
Other Investment Company 1.9% of net assets

Money Market Fund 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (a)	23,357,999	23,357,999
Total Other Investment Company
(Cost $23,357,999)		23,357,999

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	100	10,037,000	203,804
At 10/31/17, the values of certain foreign securities held by the fund aggregating $1,157,804,680 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	Represents a China based company which is listed on the Hong Kong exchange and traded in Hong Kong dollars.

CVA —	Dutch Certificate

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$837,648,334	$—	$837,648,334
Austria	949,001	3,059,951	—	4,008,952
Brazil	3,046,008	—	—	3,046,008
Canada	4,878,946	—	—	4,878,946
Germany	3,527,501	118,247,210	—	121,774,711
Greece	1,470,825	—	—	1,470,825
Italy	4,148,923	9,164,690	—	13,313,613
South Africa	11,377,042	—	—	11,377,042
United Kingdom	10,167,224	189,684,495	—	199,851,719
Other Investment Company[1]	23,357,999	—	—	23,357,999
Futures Contracts[2]	203,804	—	—	203,804
Total	$63,127,273	$1,157,804,680	$—	$1,220,931,953
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $6,599,769 from Level 2 to Level 1 for the period ended October 31, 2017. The transfers between Level 2 and Level 1 were primarily due to the use of international fair valuation by the fund. There were no transfers from Level 1 to Level 2 and no transfers in or out of Level 3 during the period. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,083,768,822)		$1,220,728,149
Foreign currency, at value (cost $340,008)		340,019
Deposit with broker for futures contracts		1,242,500
Receivables:
Fund shares sold		3,516,985
Dividends		2,655,877
Foreign tax reclaims		1,110,702
Variation margin on futures contracts		37,500
Prepaid expenses	+	28,429
Total assets		1,229,660,161
Liabilities
Payables:
Investments bought		1,292,024
Investment adviser and administrator fees		519,837
Shareholder service fees		253,298
Fund shares redeemed		499,609
Accrued expenses	+	168,050
Total liabilities		2,732,818
Net Assets
Total assets		1,229,660,161
Total liabilities	–	2,732,818
Net assets		$1,226,927,343
Net Assets by Source
Capital received from investors		1,068,212,582
Net investment income not yet distributed		20,102,206
Net realized capital gains		1,456,050
Net unrealized capital appreciation		137,156,505

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,226,927,343		108,821,803		$11.27

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Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $2,649,823)		$28,056,986
Expenses
Investment adviser and administrator fees		5,403,442
Shareholder service fees		2,282,390
Custodian fees		360,552
Portfolio accounting fees		79,344
Shareholder reports		78,003
Registration fees		67,152
Professional fees		46,663
Transfer agent fees		37,260
Independent trustees’ fees		12,086
Interest expense		1,697
Other expenses	+	23,374
Total expenses		8,391,963
Expense reduction by CSIM and its affiliates	–	378,266
Net expenses	–	8,013,697
Net investment income		20,043,289
Realized and Unrealized Gains (Losses)
Net realized gains on investments		60,317,165
Net realized gains on futures contracts		2,416,831
Net realized losses on foreign currency transactions	+	(209,217)
Net realized gains		62,524,779
Net change in unrealized appreciation (depreciation) on investments		122,013,904
Net change in unrealized appreciation (depreciation) on futures contracts		267,173
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	73,704
Net change in unrealized appreciation (depreciation)	+	122,354,781
Net realized and unrealized gains		184,879,560
Increase in net assets resulting from operations		$204,922,849
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Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$20,043,289	$17,231,802
Net realized gains (losses)		62,524,779	(42,955,497)
Net change in unrealized appreciation (depreciation)	+	122,354,781	10,627,127
Increase (decrease) in net assets from operations		204,922,849	(15,096,568)
Distributions to Shareholders
Distributions from net investment income		($18,825,782)	($13,757,023)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		45,026,202	$469,685,880	32,702,600	$293,413,982
Shares reinvested		1,739,337	15,723,609	1,360,473	12,393,908
Shares redeemed	+	(21,803,712)	(216,356,541)	(20,795,558)	(184,509,327)
Net transactions in fund shares		24,961,827	$269,052,948	13,267,515	$121,298,563
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		83,859,976	$771,777,328	70,592,461	$679,332,356
Total increase	+	24,961,827	455,150,015	13,267,515	92,444,972
End of period		108,821,803	$1,226,927,343	83,859,976	$771,777,328
Net investment income not yet distributed			$20,102,206		$17,033,702
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Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Core Equity Fund	Schwab Target 2045 Fund
Schwab Dividend Equity Fund	Schwab Target 2050 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2055 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2060 Fund
Schwab Hedged Equity Fund	Schwab Fundamental US Large Company Index Fund
Schwab Health Care Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Core Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab ® S&P 500 Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental Global Real Estate Index Fund
Schwab International Index Fund®	Schwab Target 2010 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2030 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2035 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2040 Index Fund
Schwab Balanced Fund™	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of October 31, 2017, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2017, if any, are disclosed in each fund’s Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Short Sales: When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When a fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on a fund’s records and presented in the Statement of Operations. A fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. A fund may also earn rebates as an element of the broker arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statement of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statement of Operations.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2017, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
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Financial Notes (continued)

3. Risk Factors (continued):
Management Risk. The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Dividend Paying Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund’s investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
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Financial Notes (continued)

3. Risk Factors (continued):
Short Sales Risk. To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. The price of a borrowed security in a short sale transaction may be more or less than the price at which the security was sold by the fund. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price and could result in a loss to the fund.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share, and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab International Core Equity Fund
Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

% of Average Daily Net Assets	Schwab Health Care Fund
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For the period ended October 31, 2017, the aggregate advisory fee paid to CSIM by the Schwab Health Care Fund was 0.53%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
0.75%	0.89%	0.99%	1.12%	1.33%*	0.82%	0.86%
*	Excludes dividends and stock loan fees paid on securities sold short.
Investments from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2017, as applicable:
	Underlying Funds
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Small-Cap Equity Fund	Schwab International Core Equity Fund
Schwab Balanced Fund	5.7%	—%	—%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	1.3%	—%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	0.4%	—%	—%
Schwab Monthly Income Fund - Moderate Payout	—%	0.9%	—%	—%
Schwab Target 2010 Fund	0.1%	0.0%*	0.1%	0.2%
Schwab Target 2015 Fund	0.3%	0.0%*	0.2%	0.3%
Schwab Target 2020 Fund	2.0%	0.1%	1.8%	2.4%
Schwab Target 2025 Fund	2.3%	0.3%	2.2%	2.5%
Schwab Target 2030 Fund	4.9%	0.9%	5.1%	5.4%
Schwab Target 2035 Fund	2.4%	0.6%	2.7%	2.7%
Schwab Target 2040 Fund	5.8%	1.8%	7.3%	6.8%
Schwab Target 2045 Fund	0.7%	0.3%	1.0%	0.9%
Schwab Target 2050 Fund	0.6%	0.3%	0.9%	0.8%
Schwab Target 2055 Fund	0.4%	0.2%	0.6%	0.5%
Schwab Target 2060 Fund	0.0%*	0.0%*	0.1%	0.0%*
*	Less than 0.05%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
Effective December 1, 2017, the funds are participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Core Equity Fund	$1,867,546,452	$2,067,695,195
Schwab Dividend Equity Fund	1,042,018,047	1,404,508,600
Schwab Large-Cap Growth Fund	188,204,312	209,717,982
Schwab Small-Cap Equity Fund	609,926,641	672,728,153
Schwab Hedged Equity Fund*	393,973,073	392,866,682
Schwab Health Care Fund	357,505,440	510,764,946
Schwab International Core Equity Fund	1,028,419,204	772,709,597
*	Including securities sold short.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2017 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on
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Financial Notes (continued)

8. Derivatives (continued):
futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2017, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Core Equity Fund	$3,714,846	31
Schwab Dividend Equity Fund	2,607,877	22
Schwab Large-Cap Growth Fund	832,712	7
Schwab Small-Cap Equity Fund	3,561,847	50
Schwab Hedged Equity Fund	656,377	6
Schwab Health Care Fund	2,736,028	22
Schwab International Core Equity Fund	11,487,710	122

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the funds no longer charge redemption fees. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/16-10/31/17)	Prior Period (11/1/15-10/31/16)
Schwab Core Equity Fund	$1,679	$21,676
Schwab Dividend Equity Fund	11,570	10,131
Schwab Large-Cap Growth Fund	2,514	590
Schwab Small-Cap Equity Fund	4,073	4,174
Schwab Hedged Equity Fund	9,890	4,852
Schwab Health Care Fund	8,956	28,881
Schwab International Core Equity Fund	3,125	20,115

10. Federal Income Taxes:
As of October 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
Tax cost	$1,878,180,773	$1,234,706,178	$195,632,518	$579,457,851	$122,201,807	$626,376,002	$1,093,351,243
Gross unrealized appreciation	$509,590,727	$273,095,635	$64,564,674	$114,431,054	$55,425,970	$250,685,118	$144,176,751
Gross unrealized depreciation	(34,007,123)	(38,760,150)	(4,296,708)	(32,992,986)	(29,980,281)	(23,032,626)	(16,596,041)
Net unrealized appreciation (depreciation)	$475,583,604	$234,335,485	$60,267,966	$81,438,068	$25,445,689	$227,652,492	$127,580,710
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Financial Notes (continued)

10. Federal Income Taxes (continued):
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Undistributed ordinary income	$100,064,119	$49,214,888	$8,526,630	$20,942,807	$124,921
Undistributed long-term capital gains	145,683,901	79,528,799	10,650,301	61,621,123	15,117,808
Net unrealized appreciation (depreciation) on investments	475,583,604	234,335,485	60,267,966	81,438,068	25,445,689
Total	$721,331,624	$363,079,172	$79,444,897	$164,001,998	$40,688,418

	Schwab Health Care Fund	Schwab International Core Equity Fund
Undistributed ordinary income	$13,442,245	$27,614,289
Undistributed long-term capital gains	43,822,940	3,526,388
Net unrealized appreciation (depreciation) on investments	227,652,492	127,580,710
Net other unrealized appreciation (depreciation)	(5,034)	(6,626)
Total	$284,912,643	$158,714,761
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2017, the funds had no capital loss carryforwards.
For the year ended October 31, 2017, the funds had capital loss carryforwards utilized as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Capital loss carryforwards utilized	$1,636,581	$9,117,909	$—	$5,776,732	$—

	Schwab Health Care Fund	Schwab International Core Equity Fund
Capital loss carryforwards utilized	$—	$57,779,085
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Current period distributions
Ordinary income	$35,084,460	$20,423,777	$2,362,093	$2,651,266	$4,574,882
Long-term capital gains	—	—	7,123,142	—	1,796,289
Prior period distributions
Ordinary income	$91,137,043	$70,215,756	$10,837,735	$11,811,855	$5,415,180
Long-term capital gains	245,370,769	161,290,992	25,040,312	64,496,426	15,502,020

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Financial Notes (continued)

10. Federal Income Taxes (continued):
	Schwab Health Care Fund	Schwab International Core Equity Fund
Current period distributions
Ordinary income	$7,795,978	$18,825,782
Long-term capital gains	13,907,780	—
Prior period distributions
Ordinary income	$61,724,249	$13,757,023
Long-term capital gains	94,808,084	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2017, the funds made the following reclassifications:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	200,113	343,475	(21,065)	1,311,275	73,072
Net realized capital gains (losses)	(200,113)	(343,475)	21,065	(1,311,275)	(73,072)

	Schwab Health Care Fund	Schwab International Core Equity Fund
Capital shares	$—	$—
Undistributed net investment income	(188,929)	1,850,997
Net realized capital gains (losses)	188,929	(1,850,997)
As of October 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the funds did not incur any interest or penalties.

11. Custody Out-of-Pocket Fee Reimbursement:
In December 2015, State Street, the funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid to the funds during the period ended October 31, 2017 as a reimbursement. State Street made payment to a fund if the inaccurate billing occurred when the fund’s operating expenses were not contractually waived by CSIM. If CSIM was contractually waiving fees when the inaccurate billing occurred, State Street made that payment directly to CSIM to the extent of amounts waived by CSIM; any additional amounts were applied to the fund. The
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Financial Notes (continued)

11. Custody Out-of-Pocket Fee Reimbursement (continued):
amounts applied to each fund were recognized as a change in accounting estimate. This resulted in a decrease in Net expenses and an overall increase in Net assets. The payment is netted with Custodian fees in each fund’s Statement of Operations. Below are the amounts that were reimbursed to the funds and to CSIM for the period ended October 31, 2017:
	State Street to Fund	State Street to CSIM
Schwab Core Equity Fund	$618	$3,030
Schwab Dividend Equity Fund	131	1,433
Schwab Large-Cap Growth Fund	—	1,391
Schwab Small-Cap Equity Fund	101	1,383
Schwab Hedged Equity Fund	194	1,194
Schwab Health Care Fund	—	2,324
Schwab International Core Equity Fund	—	5,806

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (seven of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2017
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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $2,631,545 to its shareholders for the year ended October 31, 2017. The respective foreign source income on the fund is $30,565,932.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2017, qualify for the corporate dividends received deduction:
Percentage
Schwab Core Equity Fund	88.35
Schwab Dividend Equity Fund	55.71
Schwab Large-Cap Growth Fund	88.54
Schwab Small-Cap Equity Fund	60.99
Schwab Hedged Equity Fund	63.09
Schwab Health Care Fund	95.45
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2017, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.

Schwab Core Equity Fund	$31,058,080
Schwab Dividend Equity Fund	11,619,647
Schwab Large-Cap Growth Fund	2,096,796
Schwab Small-Cap Equity Fund	1,661,323
Schwab Hedged Equity Fund	2,966,930
Schwab Health Care Fund	7,795,978
Schwab International Core Equity Fund	21,047,063
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2017:

Schwab Core Equity Fund	$—
Schwab Dividend Equity Fund	—
Schwab Large-Cap Growth Fund	7,123,142
Schwab Small-Cap Equity Fund	—
Schwab Hedged Equity Fund	1,796,289
Schwab Health Care Fund	13,907,780
Schwab International Core Equity Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017.
The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the

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Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedule relating to Schwab Health Care Fund that includes lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index  An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015, and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index  An index that measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. dollars.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

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Schwab Active Equity Funds  |  Annual Report

Notes

Notes

Schwab Active Equity Funds
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR26298-14
00201782

Annual Report  |  October 31, 2017
Schwab Balanced Fund™

Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2017
Schwab Balanced Fund (Ticker Symbol: SWOBX)	15.90%
Balanced Blended Index	14.48%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	13.46%
Performance Details	pages 7-9

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the fund’s prospectus for further detail and eligibility requirements.
2
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
Investors tend to think about risk differently. But one ingredient we’ve found that holds fairly consistent is that while investors seek attractive returns, they also want to preserve their capital and protect against the downside. That’s why we seek to provide a set of products that suit a range of risk appetites.
The Schwab Balanced Fund is part of these efforts. It offers a diversified mix of assets across equity and bond funds in order to balance the growth opportunities of equity investing with the income opportunities presented by fixed income securities. Additionally, the fund has the ability to use more cash during those times when the management team deems it’s wise to take a more defensive posture.
At Charles Schwab Investment Management, we believe asset allocation funds should not only help investors manage risk, but also make clear the risks they’re assuming. That’s why we list a variety of measures on the fund’s factsheet and our website to help you understand its risk profile. We believe by including this information, you can gain a more holistic view of your overall risk exposure and make better investing decisions about the rest of your portfolio.
Our commitment to helping our shareholders manage risk through clear information and a disciplined approach continues to garner Charles Schwab Investment Management recognition as a trusted asset manager. Earlier this year, we were named one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, and repeatable investment strategies. While we’re proud of such achievements, most importantly, we’re honored to serve our investors. We’re committed to putting investors first—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Balanced Fund and for the fund’s financial statements, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Balanced Fund is part of these efforts. It offers a diversified mix of assets across equity and bond funds in order to balance the growth opportunities of equity investing with the income opportunities presented by fixed income securities.”
Management views may have changed since the report date.
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment

Over the 12-month reporting period ended October 31, 2017, both U.S. and international equity markets generated positive returns. Meanwhile, global bond yields generally rose, driving fixed income returns lower (bond yields and bond prices move in opposite directions). Global economic growth improved while central bank policies remained generally accommodative, despite some moves to reduce stimulative measures in the U.S. and in Europe. Due in part to solid global economic growth, traditionally cyclical sectors, such as Information Technology and Health Care, generally outperformed more value-oriented sectors, such as Consumer Staples and Energy. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 23.63%, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 23.44%. In fixed-income markets, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, and the Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index returned 0.69%.
Global economic growth improved over the reporting period. In August, all 45 of the major economies tracked by the Organization for Economic Cooperation and Development were growing together for the first time in a decade, with many on track to grow faster than they did in 2016. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. After a slow 2016 and beginning to 2017, quarterly gross domestic product (GDP) picked up in the second quarter to an annualized pace of 3.1%, driven by an increase in personal consumption expenditures. Consumer confidence also remained high, peaking soon after the U.S. presidential election and remaining elevated throughout the reporting period. Internationally, the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. GDP also grew in Japan over the reporting period amid strong consumer spending and exports, marking seven straight quarters of growth and the longest run in nearly two decades.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment (continued)

During the 12-month reporting period, monetary policy remained generally accommodative across the globe, though several central banks took steps toward tighter policies. In the U.S., the Federal Reserve (Fed) raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. The increases were in increments of 0.25%, with the federal funds rate ending the reporting period in a range of 1.00% to 1.25%. However, even with progress toward a more normalized interest rate environment, U.S. interest rates remained low by historical averages. The Fed also announced in September it would begin unwinding its $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. Outside the U.S., the European Central Bank (ECB) announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England (BoE) maintained interest rates at or near record lows, while the Bank of Japan (BOJ) introduced yield curve management as a policy tool in September 2017 and maintained negative interest rates throughout the reporting period. Though inflation remained stubbornly low across much of Europe and Asia, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. (After the end of the reporting period in early November, the BoE raised its benchmark rate to 0.5%—the first increase in 10 years.)
Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea. Otherwise, market volatility, as measured by the CBOE Volatility Index®1 (or VIX®), fell over the reporting period, hitting an all-time low in early October. These low levels of volatility, combined with high consumer confidence, contributed to the momentum-driven rally in cyclical sectors. Meanwhile, most equities rose over the 12-month reporting period, with stock markets in the U.S. reaching record highs several times over the year. In late 2016 and early 2017, U.S. stocks rallied amid expectations for policy changes from the Trump administration, including financial deregulation, increased infrastructure spending, and tax reform. As the reporting period continued and meaningful progress stalled in Washington, strong corporate earnings and solid underlying economic data drove the positive performance of U.S. stocks. Outside the U.S., the performance of international developed stocks continued to be supported by generally accommodative monetary policies and improving global growth.
During the 12-month reporting period, bond yields generally rose in both the U.S. and overseas, though remained low compared to historical averages. The yield on the 10-year Japanese government bond stayed near 0.00% due to the BOJ’s yield curve management policy tool, while the 10-year German bund yield fluctuated between 0.00% and 0.60% over the 12-month reporting period. In the U.S., the yield curve generally flattened, with short-term yields rising faster than longer-term yields. The yields on short-term bonds climbed in response to the three Fed interest rate increases, while the combination of strong economic growth and low inflation resulted in steadier longer-term yields.
[1]	The CBOE Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the management of the fund. She has served as portfolio manager of the fund since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed income funds), and cash and cash equivalents (including money market funds). The fund’s allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  Over the 12-month reporting period, U.S. markets generated positive returns. Economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. The Federal Reserve raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.   For the 12-month reporting period ended October 31, 2017, the fund returned 15.90%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned 14.48%.
Positioning and Strategies.   Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
The fund’s U.S. equity allocations generated positive returns that contributed to the fund’s absolute performance. The Schwab Core Equity Fund, the fund’s largest position, returned 26.0%, contributing to total return, as well as contributing to relative performance. The Laudus U.S. Large Cap Growth Fund and the Laudus Small-Cap MarketMasters Fund (Select Shares) both contributed to total return, returning 29.9% and 26.0%, respectively. However, the Laudus Small-Cap MarketMasters Fund (Select Shares) detracted from the fund’s performance relative to the index.
The fixed-income allocation also generated positive returns, but generally dragged on relative performance. During the period, the Schwab U.S. Aggregate Bond Index Fund replaced the Schwab Total Bond Market Fund and returned 2.0%, contributing towards the fund’s return. The Schwab Intermediate-Term Bond Fund returned 0.2%. Both funds, however, underperformed their comparative indices and detracted from the fund’s performance relative to the index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	15.90%	9.41%	5.60%
Balanced Blended Index	14.48%	9.57%	6.33%
S&P 500® Index	23.63%	15.18%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	13.46%	7.87%	5.03%
Fund Expense Ratios[3]: Net 0.62%; Gross 0.68%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.62% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	7
Portfolio Turnover Rate	28%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2017 and held through October 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2,5]	Effective Expenses Paid During Period 5/1/17-10/31/17[4,5]
Schwab Balanced Fund
Actual Return	0.00%	0.58%	$1,000.00	$1,064.80	$0.00	$3.02
Hypothetical 5% Return	0.00%	0.58%	$1,000.00	$1,025.20	$0.00	$2.96

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expense ratio in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$14.51	$15.40	$15.56	$14.28	$12.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.19	0.18	0.16	0.14
Net realized and unrealized gains (losses)	1.96	0.00 [2]	0.42	1.33	1.85
Total from investment operations	2.17	0.19	0.60	1.49	1.99
Less distributions:
Distributions from net investment income	(0.22)	(0.32)	(0.34)	(0.21)	(0.22)
Distributions from net realized gains	(0.86)	(0.76)	(0.42)	—	—
Total distributions	(1.08)	(1.08)	(0.76)	(0.21)	(0.22)
Net asset value at end of period	$15.60	$14.51	$15.40	$15.56	$14.28
Total return	15.90%	1.41%	3.95%	10.52%	16.13%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	—	0.00% [4]	0.00% [4]	0.00% [4]	0.00% [4]
Gross operating expenses[3]	0.06%	0.06%	0.07%	0.09%	0.10%
Net investment income (loss)	1.39%	1.34%	1.18%	1.09%	1.06%
Portfolio turnover rate	28% [5]	19%	5%	27%	33%
Net assets, end of period (x 1,000,000)	$386	$282	$305	$202	$165

1
Calculated based on the average shares outstanding during the period.
2
Less than $0.005.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses and/or interest expense had not been incurred.
5
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 7% without including these transactions. There were no transaction costs associated with these transactions (see financial note 7).
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Schwab Balanced Fund  |  Annual Report
See financial notes

Schwab Balanced Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.3% of net assets

Equity Funds 60.4%
Large-Cap 50.3%
Laudus U.S. Large Cap Growth Fund *	2,755,633	59,108,330
Schwab Core Equity Fund	5,525,048	134,590,159
		193,698,489
Small-Cap 10.1%
Laudus Small-Cap MarketMasters Fund, Select Shares	1,897,385	39,086,140
		232,784,629

Fixed-Income Funds 36.5%
Intermediate-Term Bond 36.5%
Schwab Intermediate-Term Bond Fund	4,160,907	41,817,118
Schwab U.S. Aggregate Bond Index Fund	9,820,402	98,989,652
		140,806,770

Security	Number of Shares	Value ($)
Money Market Fund 1.4%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	5,224,167	5,225,734
Total Affiliated Underlying Funds
(Cost $327,374,175)		378,817,133

Unaffiliated Underlying Funds 1.6% of net assets

Money Market Fund 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (a)	6,313,260	6,313,260
Total Unaffiliated Underlying Fund
(Cost $6,313,260)		6,313,260
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus Small-Cap MarketMasters Fund, Select Shares	1,668,454	359,611	(130,680)	1,897,385	$7,029,670	$420	$383,137
Laudus U.S. Large Cap Growth Fund	2,515,641	253,400	(13,408)	2,755,633	12,277,434	(23,810)	682,242
Schwab Core Equity Fund	5,023,249	801,706	(299,907)	5,525,048	25,120,629	(932,503)	1,680,787
Schwab Intermediate-Term Bond Fund	3,296,863	864,044	—	4,160,907	(848,888)	—	953,449
Schwab Total Bond Market Fund	7,384,445	296,916	(7,681,361)	—	(1,741,110)	467,481	778,048
Schwab U.S. Aggregate Bond Index Fund	—	9,968,380	(147,978)	9,820,402	119,998	2,466	1,179,957
Schwab Variable Share Price Money Fund, Ultra Shares	—	9,222,967	(3,998,800)	5,224,167	—	(300)	28,628
Total					$41,957,733	($486,246)	$5,686,248
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

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See financial notes

Schwab Balanced Fund
Portfolio Holdings as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$378,817,133	$—	$—	$378,817,133
Unaffiliated Underlying Fund[1]	6,313,260	—	—	6,313,260
Total	$385,130,393	$—	$—	$385,130,393
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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See financial notes

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $327,374,175)		$378,817,133
Investments in unaffiliated issuers, at value (cost $6,313,260)		6,313,260
Receivables:
Fund shares sold		1,089,277
Dividends		266,269
Due from investment adviser		35,630
Prepaid expenses	+	19,082
Total assets		386,540,651
Liabilities
Payables:
Investments bought		857,511
Fund shares redeemed		92,358
Accrued expenses	+	65,551
Total liabilities		1,015,420
Net Assets
Total assets		386,540,651
Total liabilities	–	1,015,420
Net assets		$385,525,231
Net Assets by Source
Capital received from investors		333,931,802
Net investment income not yet distributed		2,261,130
Net realized capital losses		(2,110,659)
Net unrealized capital appreciation		51,442,958

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$385,525,231		24,705,622		$15.60

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Schwab Balanced Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$4,445,501
Dividends received from unaffiliated underlying funds	+	43,633
Total investment income		4,489,134
Expenses
Shareholder reports		51,125
Registration fees		42,104
Professional fees		28,141
Transfer agent fees		23,232
Portfolio accounting fees		17,422
Independent trustees’ fees		8,820
Custodian fees		1,162
Other expenses	+	6,713
Total expenses		178,719
Expense reduction by CSIM	–	178,719
Net expenses	–	—
Net investment income		4,489,134
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,240,747
Net realized losses on sales of affiliated underlying funds		(486,246)
Net realized gains on investments*	+	78,694
Net realized gains		833,195
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	41,957,733
Net realized and unrealized gains		42,790,928
Increase in net assets resulting from operations		$47,280,062
*	Fund received litigation proceeds from an unaffiliated investment that was held in a prior period.
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Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$4,489,134	$3,835,878
Net realized gains		833,195	19,437,795
Net change in unrealized appreciation (depreciation)	+	41,957,733	(19,051,501)
Increase in net assets from operations		47,280,062	4,222,172
Distributions to Shareholders
Distributions from net investment income		(4,244,870)	(6,125,816)
Distributions from net realized gains	+	(16,885,712)	(14,319,966)
Total distributions		($21,130,582)	($20,445,782)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,260,904	$122,413,364	5,997,037	$86,468,453
Shares reinvested		1,382,977	19,168,062	1,316,822	18,725,208
Shares redeemed	+	(4,360,274)	(64,024,141)	(7,731,157)	(112,621,617)
Net transactions in fund shares		5,283,607	$77,557,285	(417,298)	($7,427,956)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,422,015	$281,818,466	19,839,313	$305,470,032
Total increase or decrease	+	5,283,607	103,706,765	(417,298)	(23,651,566)
End of period		24,705,622	$385,525,231	19,422,015	$281,818,466
Net investment income not yet distributed			$2,261,130		$1,863,577
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Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Balanced Fund	Schwab Target 2045 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab International Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other affiliated Schwab and/or Laudus Funds (the underlying funds), but also may invest in other unaffiliated, third party mutual funds, including exchange-traded funds (ETFs). In addition, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its allocations.
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.
Effective August 1, 2017, the fund adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The levels associated with valuing the fund’s investments as of October 31, 2017 are disclosed in the Portfolio Holdings.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (State Street), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or ETFs, to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance, expenses and risks of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will depend on the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the underlying fund’s performance could be impacted.
•   Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates-both increases and decreases-may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
•   Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2017, the fund’s ownership percentages of other related funds’ shares are:
Laudus Small-Cap MarketMasters Fund, Select Shares	20.8%
Laudus U.S. Large Cap Growth Fund	3.3%
Schwab Core Equity Fund	5.7%
Schwab Intermediate-Term Bond Fund	12.8%
Schwab U.S. Aggregate Bond Index Fund	6.3%
Schwab Variable Share Price Money Fund, Ultra Shares	0.4%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
Effective December 1, 2017, the fund is a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$151,064,146	$87,467,704
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Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities (continued):
The purchases and sales of securities include transactions where the fund redeemed in-kind its positions in the Schwab Total Bond Market Fund and made a purchase in-kind into the Schwab U.S. Aggregate Bond Index Fund. In the transaction, the fund effected an in-kind redemption from the Schwab Total Bond Market Fund and simultaneously engaged in an in-kind purchase, using the securities and cash received, with Schwab U.S. Aggregate Bond Index Fund. The in-kind redemption and purchase were effected pursuant to the funds’ In-Kind Transactions Policy and Procedures adopted by the Board of Trustees. The fund realized gains (losses) in selling the Schwab Total Bond Market Fund and that amount is disclosed in the summary of the fund’s transactions with its affiliated underlying funds at the end of the fund’s Portfolio Holdings.
.

8. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the funds no longer charge redemption fees. The redemption fees charged during the current and prior periods were as follows:
Current Period (11/1/16-10/31/17)	Prior Period (11/1/15-10/31/16)
$1,999	$6,464

9. Federal Income Taxes:
As of October 31, 2017, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$336,242,851
Gross unrealized appreciation	$49,652,532
Gross unrealized depreciation	(764,990)
Net unrealized appreciation (depreciation)	$48,887,542
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$2,261,130
Undistributed long-term capital gains	444,757
Net unrealized appreciation (depreciation) on investments	48,887,542
Total	$51,593,429
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, has been adjusted from the book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2017, the fund had no capital loss carryforwards.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$6,186,610
Long-term capital gains	14,943,972
Prior period distributions
Ordinary income	$6,797,035
Long-term capital gains	13,648,747
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Financial Notes (continued)

9. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2017, the fund made the following reclassifications:
Capital shares	$—
Undistributed net investment income	153,289
Net realized capital gains (losses)	(153,289)
As of October 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

10. Custody Out-of-Pocket Fee Reimbursement:
In December 2015, State Street, the fund’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid to the fund during the period ended October 31, 2017 as a reimbursement. State Street made payment to the fund if the inaccurate billing occurred when the fund’s operating expenses were not contractually waived by CSIM. If CSIM was contractually waiving fees when the inaccurate billing occurred, State Street made that payment directly to CSIM to the extent of amounts waived by CSIM; any additional amounts were applied to the fund. The amounts applied to the fund were recognized as a change in accounting estimate. This resulted in a decrease in Net expenses and an overall increase in Net assets. The payment is netted with Custodian fees in the fund’s Statement of Operations. Below are the amounts that were reimbursed to the fund and to CSIM for the period ended October 31, 2017:
	State Street to Fund	State Street to CSIM
Schwab Balanced Fund	$—	$3,423

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Balanced Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Balanced Fund (one of the funds constituting Schwab Capital Trust, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds as of October 31, 2017 by correspondence with the custodian and transfer agents of the underlying funds, respectively, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2017
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Other Federal Tax Information (unaudited)

For corporate shareholders, 30.03% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2017, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2017, the fund designates $1,887,440 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $14,943,972 as long-term capital gain dividends for the fiscal year ended October 31, 2017.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting held on June 6, 2017.
The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Fund and certain of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

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Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees considered that CSIM is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index  A custom blended index developed by CSIM that, effective August 1, 2013, is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and 3% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S& P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Citigroup Non-U.S. Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

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Schwab Balanced Fund  |  Annual Report

Notes

Schwab Balanced Fund
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR36112-11
00201783

Annual Report  |  October 31, 2017
Schwab Equity Index Funds

Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market
Index Fund®
Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2017
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	23.57%
S&P 500® Index	23.63%
Fund Category: Morningstar Large Blend[1]	22.34%
Performance Details	pages 7-9

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	23.52%
Schwab 1000 Index®	23.61%
Fund Category: Morningstar Large Blend[1]	22.34%
Performance Details	pages 10-12

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	27.84%
Russell 2000® Index	27.85%
Fund Category: Morningstar Small Blend[1]	24.89%
Performance Details	pages 13-15

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	23.89%
Dow Jones U.S. Total Stock Market IndexSM	23.96%
Fund Category: Morningstar Large Blend[1]	22.34%
Performance Details	pages 16-18

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	23.76%
MSCI EAFE® Index (Net)[3]	23.44%
Fund Category: Morningstar Foreign Large Blend[1]	22.45%
Performance Details	pages 19-21
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
At Charles Schwab Investment Management, we understand that every investor thinks about risk differently. That’s why we seek to provide a product lineup that suits a range of risk appetites. We also work to provide transparent and straightforward products that help investors avoid hidden risks involved with certain investments.
Recent years have drawn fresh attention to passive investments such as index funds and exchange-traded funds (ETFs). Both types of funds have revolutionized investing by giving investors access to large parts of the market at low cost. Nearly $200 billion in investor capital flowed into index mutual funds in 2016 alone—a record amount. That growth inspired more fund companies to open index mutual funds, and today there are more than 400 available in the marketplace.
As positive as this trend has been for reducing the cost of investing, the rush of new entrants into index investing makes it important for investors to know what they are buying. Some indices are not as static as many believe, which can lead to higher expenses that reduce returns. Other problems have arisen from index funds that hold different stocks than their names suggest, or pick obscure indices that aren’t transparent.
As one of the largest providers of index funds, Charles Schwab Investment Management has been solving for these kinds of challenges for more than 20 years. Because of our scale, we’re able to spread costs over a large base, allowing us to set among the lowest expenses for market cap mutual funds in the industry, with no investment minimums. We also pride ourselves in providing a straightforward set of index funds that match investor needs with diverse indices that are offered by some of the best-known index providers in the country.
Our commitment to helping our shareholders manage risk through a disciplined approach continues to garner us recognition as a trusted asset manager. Earlier this year, we were named one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, and repeatable investment strategies. While we’re proud of such achievements, most importantly, we’re honored to serve our investors. We’re committed to putting investors first—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Equity Index Funds and for the funds’ financial statements, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ Because of our scale, we’re able to spread costs over a large base, allowing us to set among the lowest expenses for market cap mutual funds in the industry, with no investment minimums.”
Management views may have changed since the report date.
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2017, both U.S. and international equity markets generated positive returns. U.S. stocks rallied amid expectations for reflationary policies from the Trump administration, as well as short-term interest rate hikes from the Federal Reserve (Fed) and high levels of consumer confidence. Outside the U.S., a generally strengthening global economic outlook and continued accommodative monetary policies from many of the world’s central banks supported the performance of international equities. Due in part to solid global economic growth, traditionally cyclical sectors, such as Information Technology and Health Care, generally outperformed more value-oriented sectors, such as Consumer Staples and Energy. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 23.63%, while the Russell 2000® Index, a U.S. small-cap company measure, returned 27.85%. Internationally, the MSCI EAFE® Index (Net)*, a broad measure of international developed equity performance, returned 23.44% for the same period.
Global economic growth improved over the reporting period. In August, all 45 of the major economies tracked by the Organization for Economic Cooperation and Development were growing together for the first time in a decade, with many on track to grow faster than they did in 2016. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. After a slow 2016 and beginning to 2017, quarterly gross domestic product (GDP) picked up in the second quarter to an annualized pace of 3.1%, driven by an increase in personal consumption expenditures. Consumer confidence also remained high, peaking soon after the U.S. presidential election and remaining elevated throughout the reporting period. Internationally, the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. GDP also grew in Japan over the reporting period amid strong consumer spending and exports, marking seven straight quarters of growth and the longest run in nearly two decades.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment (continued)

During the 12-month reporting period, monetary policy remained generally accommodative across the globe, though several central banks took steps toward tighter policies. In the U.S., the Fed raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. The increases were in increments of 0.25%, with the federal funds rate ending the reporting period in a range of 1.00% to 1.25%. However, even with progress toward a more normalized interest rate environment, U.S. interest rates remained low by historical averages. The Fed also announced in September it would begin unwinding its $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. Outside the U.S., the European Central Bank (ECB) announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England (BoE) maintained interest rates at or near record lows, while the Bank of Japan introduced yield curve management as a policy tool in September 2017 and maintained negative interest rates throughout the reporting period. Though inflation remained stubbornly low across much of Europe and Asia, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. (After the end of the reporting period in early November, the BoE raised its benchmark rate to 0.5%—the first increase in 10 years.)
Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea. Otherwise, market volatility, as measured by the CBOE Volatility Index®1 (or VIX®), fell over the reporting period, hitting an all-time low in early October. These low levels of volatility, combined with high consumer confidence, contributed to the momentum-driven rally in cyclical sectors. Meanwhile, most equities rose over the 12-month reporting period, with stock markets in the U.S. reaching record highs several times over the year. In late 2016 and early 2017, U.S. stocks rallied amid expectations for policy changes from the Trump administration, including financial deregulation, increased infrastructure spending, and tax reform. As the reporting period continued and meaningful progress stalled in Washington, strong corporate earnings and solid underlying economic data drove the positive performance of U.S. stocks. Outside the U.S., the performance of international developed stocks continued to be supported by generally accommodative monetary policies and improving global growth.
[1]	The CBOE Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s Passive Equity Funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, and Schwab Total Stock Market Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in September 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, and Schwab Total Stock Market Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
6
Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund as of October 31, 2017

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. large-cap stocks generated double-digit returns over the 12-month reporting period. Strong corporate earnings and solid economic data contributed to this positive performance, as did expectations of policy changes from the Trump administration. Meanwhile, the Federal Reserve continued to voice confidence in the U.S. economy by raising short-term interest rates three times over the reporting period and announcing plans to begin reducing the size of its balance sheet. From a sector standpoint within the index, the Information Technology and the Financials sectors outperformed over the 12-month reporting period, while the Telecommunication Services and Energy sectors underperformed by comparison.
Performance. The fund returned 23.57% for the 12-month reporting period ended October 31, 2017, compared with the index, which returned 23.63%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the Telecommunication Services sector was the smallest contributor, representing an average weight of approximately 2% of the fund’s investments and returning approximately -1% for the reporting period. One example from this sector is integrated communications company CenturyLink, Inc. The fund’s holdings of CenturyLink, Inc. returned approximately -22% for the reporting period.
The Energy sector was another small contributor to overall fund performance, representing an average weight of approximately 6% of the fund’s investments and returning approximately 3% for the reporting period.
In contrast, the fund’s holdings in the Information Technology sector were the largest contributors to the return of the fund. Information Technology stocks represented an average weight of approximately 22% of the fund’s investments and returned approximately 39%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Apple, Inc. are one example from this sector, returning approximately 52%.
Stocks in the Financials sector were another contributor to overall fund performance. Financials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately 37% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	23.57%	15.08%	7.47%
S&P 500® Index	23.63%	15.18%	7.51%
Fund Category: Morningstar Large Blend[3]	22.34%	13.70%	6.62%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance history of the fund prior to September 9, 2009 is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	508
Weighted Average Market Cap (millions)	$192,278
Price/Earnings Ratio (P/E)	22.6
Price/Book Ratio (P/B)	3.1
Portfolio Turnover Rate	2%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund as of October 31, 2017

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. large-cap stocks generated double-digit returns over the 12-month reporting period. Strong corporate earnings and solid economic data contributed to this positive performance, as did expectations of policy changes from the Trump administration. The Federal Reserve continued to voice confidence in the U.S. economy by raising short-term interest rates three times over the reporting period and announcing plans to begin reducing the size of its balance sheet. From a sector standpoint within the index, the Information Technology and the Financials sectors outperformed over the 12-month reporting period, while the Telecommunication Services and Energy sectors underperformed by comparison.
Performance. The fund returned 23.52% for the 12-month reporting period ended October 31, 2017, compared with the index, which returned 23.61%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the Telecommunication Services sector was the smallest contributor, representing an average weight of approximately 2% of the fund’s investments and returning approximately -0.3% for the reporting period. One example from this sector is integrated communications company CenturyLink, Inc. The fund’s holdings of CenturyLink, Inc. returned approximately -22% for the reporting period.
The Energy sector was another small contributor to overall fund performance, representing an average weight of approximately 6% of the fund’s investments and returning approximately 2% for the reporting period.
The Information Technology sector was the largest contributor to the return of the index and the fund. Information Technology stocks represented an average weight of approximately 22% of the fund’s investments and returned approximately 39%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Apple, Inc. are one example from this sector, returning approximately 52%.
Stocks in the Financials sector were another strong contributor to overall fund performance. Financials stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 36% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
10
Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	23.52%	14.84%	7.35%
Schwab 1000 Index®	23.61%	15.11%	7.61%
S&P 500® Index	23.63%	15.18%	7.51%
Fund Category: Morningstar Large Blend[3]	22.34%	13.70%	6.62%
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Investor Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	976 [2]
Weighted Average Market Cap (millions)	$172,657
Price/Earnings Ratio (P/E)	22.6
Price/Book Ratio (P/B)	3.0
Portfolio Turnover Rate	5%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	As a result of the Schwab 1000 Index’s once per year reconstitution and the effects of certain corporate actions, the fund may hold less than 1,000 securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund as of October 31, 2017

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of the Russell 2000® Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. small-cap stocks generated double-digit returns over the 12-month reporting period. Strong corporate earnings and solid economic data contributed to this positive performance, as did expectations of policy changes from the Trump administration. The Federal Reserve continued to voice confidence in the U.S. economy by raising short-term interest rates three times over the reporting period and announcing plans to begin reducing the size of its balance sheet. From a sector standpoint within the index, the Health Care and the Industrials sectors outperformed over the 12-month reporting period, while the Energy and Consumer Staples sectors underperformed by comparison.
Performance. The fund returned 27.84% for the 12-month reporting period ended October 31, 2017, compared with the index, which returned 27.85%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.  Over the reporting period, the Energy sector was the only detractor from the returns of both the index and the fund. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -7% for the reporting period. One example from this sector is U.S. Silica Holdings, Inc., a domestic producer of commercial silica, a specialized mineral that is an input into a range of end markets. The fund’s holdings of U.S. Silica Holdings, Inc. returned approximately -34% over the reporting period.
Though the Consumers Staples sector did not detract from the return of the fund, it was the smallest contributor to performance. The Consumer Staples sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 4% for the reporting period.
The fund’s holdings in the Financials sector were the largest contributors to the returns of the fund. Financials stocks represented an average weight of approximately 19% of the fund’s investments and returned approximately 31%, representing the overall positive performance of companies involved in financial services. The fund’s holdings of holding company MGIC Investment Corporation are one example from this sector, returning approximately 75% for the reporting period.
Stocks in the Information Technology sector also contributed to overall fund performance. Information Technology stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately 33%.

Management views and portfolio holdings may have changed since the report date.
13
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	27.84%	14.50%	8.40%
Russell 2000® Index	27.85%	14.49%	7.63%
Small-Cap Spliced Index	27.85%	14.49%	8.41%
Fund Category: Morningstar Small Blend[3]	24.89%	13.40%	7.07%
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.05%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.
14
Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	1,974
Weighted Average Market Cap (millions)	$2,256
Price/Earnings Ratio (P/E)	21.8
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	11%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
15
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2017

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its goal, the fund uses a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks generated double-digit returns over the 12-month reporting period. Strong corporate earnings and solid economic data contributed to this positive performance, as did expectations of policy changes from the Trump administration. The Federal Reserve continued to voice confidence in the U.S. economy by raising short-term interest rates three times over the reporting period and announcing plans to begin reducing the size of its balance sheet. From a sector standpoint within the index, the Information Technology and the Financials sectors outperformed over the 12-month reporting period, while the Telecommunication Services and Energy sectors underperformed by comparison.
Performance. The fund returned 23.89% for the 12-month reporting period ended October 31, 2017, compared with the index, which returned 23.96%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the performance of the fund. The fund’s holdings in the Telecommunication Services sector, however, were the smallest contributors to the returns of the fund. Telecommunication Services stocks represented an average weight of approximately 2% of the fund’s investments and returned less than 1%. One example from this sector is integrated communications company CenturyLink, Inc. The fund’s holdings of CenturyLink, Inc. fell approximately 22% over the reporting period.
The Energy sector was another small contributor to overall fund performance, representing an average weight of approximately 6% of the fund’s investments and returning approximately 1% over the 12-month reporting period.
Information Technology stocks were the largest contributors to the returns of both the index and the fund. The Information Technology sector represented an average weight of approximately 21% of the fund’s investments and returned approximately 38%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Apple, Inc. are one example from this sector, returning approximately 52%.
The Financials sector was another strong contributor to overall fund performance. Financials stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately 35% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
16
Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	23.89%	14.99%	7.73%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	7.67%
Fund Category: Morningstar Large Blend[3]	22.34%	13.70%	6.62%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and has been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	2,427
Weighted Average Market Cap (millions)	$159,319
Price/Earnings Ratio (P/E)	22.2
Price/Book Ratio (P/B)	2.9
Portfolio Turnover Rate	2%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
18
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund as of October 31, 2017

The Schwab International Index Fund’s (the fund) goal is to track the performance of the MSCI EAFE® Index (Net) (the index), which measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Developed international markets generated strong returns over the 12-month reporting period amid strengthening global economic growth and solid corporate earnings. Most central banks, including the European Central Bank and the Bank of Japan, maintained accommodative policy measures as inflation remained muted, further supporting the performance of international equities. Meanwhile, despite some political uncertainty and escalating tensions in North Korea, overall market volatility was noticeably subdued and equity markets were minimally affected. In addition, many international currencies appreciated against the U.S. dollar over the reporting period, enhancing returns on overseas investments in U.S. dollar terms.
Performance. The fund returned 23.76% for the 12-month reporting period ended October 31, 2017, compared with the index, which returned 23.44%. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1
Contributors and Detractors. From a country perspective, stocks from Japan contributed the most to the fund’s return. Representing an average weight of approximately 24% of the fund’s investments, Japanese stocks returned approximately 18% in U.S. dollar terms. Among the fund’s Japanese holdings, the strongest contributor to fund performance was Mitsubishi UFJ Financial Group, Inc., which returned approximately 33% for the reporting period.
Stocks from the United Kingdom (U.K.) also positively contributed to fund performance. Representing an average weight of approximately 18% of the fund’s investments, U.K. stocks returned about 22% in U.S. dollar terms for the reporting period.
By comparison, stocks from Israel detracted the most from the total return of both the index and the fund. Representing an average weight of less than 1% of the fund’s investments, Israeli stocks returned approximately -21% for the period. One example from Israel is Teva Pharmaceutical Industries Ltd. The fund’s holdings of sponsored American depositary receipts of Teva Pharmaceutical Industries Ltd. detracted from performance and returned approximately -64% for the reporting period.
Stocks from New Zealand also dampened fund returns, if only slightly. Representing an average weight of less than 1% of the fund’s investments, stocks from New Zealand returned approximately -2% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
19
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	23.76%	8.46%	1.10%
MSCI EAFE® Index (Net)[3]	23.44%	8.53%	1.10%
International Spliced Index	23.44%	8.54%	1.23%
Fund Category: Morningstar Foreign Large Blend[4]	22.45%	7.95%	0.93%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Effective March 1, 2017, the management fee was reduced to 0.06%. For more information, see financial note 4 or refer to the prospectus supplement dated March 1, 2017.
20
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	947
Weighted Average Market Cap (millions)	$62,862
Price/Earnings Ratio (P/E)	17.1
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	3%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2017 and held through October 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2]
Schwab S&P 500 Index Fund
Actual Return	0.03%	$1,000.00	$1,090.80	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$1,090.20	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Small-Cap Index Fund
Actual Return	0.05%	$1,000.00	$1,080.00	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$1,088.70	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$1,109.30	$0.32
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$33.38	$33.00	$31.99	$27.78	$22.35
Income (loss) from investment operations:
Net investment income (loss)	0.74 [1]	0.69 [1]	0.67 [1]	0.56	0.52
Net realized and unrealized gains (losses)	6.99	0.69	0.92	4.13	5.40
Total from investment operations	7.73	1.38	1.59	4.69	5.92
Less distributions:
Distributions from net investment income	(0.69)	(0.68)	(0.58)	(0.48)	(0.49)
Distributions from net realized gains	(0.19)	(0.32)	—	—	—
Total distributions	(0.88)	(1.00)	(0.58)	(0.48)	(0.49)
Net asset value at end of period	$40.23	$33.38	$33.00	$31.99	$27.78
Total return	23.57%	4.40%	5.10%	17.16%	27.06%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.05% [2]	0.09%	0.09%	0.09%	0.09%
Gross operating expenses	0.05% [2]	0.09%	0.09%	0.09%	0.09%
Net investment income (loss)	2.01%	2.12%	2.07%	1.89%	2.10%
Portfolio turnover rate	2%	2%	2%	2%	1%
Net assets, end of period (x 1,000,000)	$29,999	$22,675	$21,587	$20,473	$17,121

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
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Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.7%
Other Securities		0.7	213,939,091

Banks 6.5%
Bank of America Corp.	13,256,831	1.2	363,104,601
Citigroup, Inc.	3,676,617	0.9	270,231,349
JPMorgan Chase & Co.	4,749,031	1.6	477,800,009
Wells Fargo & Co.	6,030,309	1.1	338,541,547
Other Securities		1.7	504,289,807
		6.5	1,953,967,313

Capital Goods 7.3%
3M Co.	807,999	0.6	185,993,290
General Electric Co.	11,718,947	0.8	236,253,971
Honeywell International, Inc.	1,030,729	0.5	148,589,893
The Boeing Co.	751,854	0.6	193,963,295
Other Securities		4.8	1,430,125,024
		7.3	2,194,925,473

Commercial & Professional Services 0.6%
Other Securities		0.6	173,028,788

Consumer Durables & Apparel 1.1%
Other Securities		1.1	342,799,953

Consumer Services 1.8%
McDonald's Corp.	1,092,008	0.6	182,267,055
Other Securities		1.2	373,291,261
		1.8	555,558,316

Diversified Financials 5.4%
Berkshire Hathaway, Inc., Class B *	2,596,940	1.6	485,471,964
The Charles Schwab Corp. (a)	1,598,881	0.2	71,693,824
Other Securities		3.6	1,051,597,966
		5.4	1,608,763,754

Energy 5.9%
Chevron Corp.	2,554,634	1.0	296,056,534
Exxon Mobil Corp.	5,737,231	1.6	478,198,204
Other Securities		3.3	990,384,497
		5.9	1,764,639,235

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.7%
Wal-Mart Stores, Inc.	1,983,802	0.6	173,205,753
Other Securities		1.1	332,426,424
		1.7	505,632,177

Food, Beverage & Tobacco 4.5%
Altria Group, Inc.	2,599,591	0.6	166,945,734
PepsiCo, Inc.	1,934,883	0.7	213,282,153
Philip Morris International, Inc.	2,104,996	0.7	220,266,781
The Coca-Cola Co.	5,174,176	0.8	237,908,612
Other Securities		1.7	503,924,428
		4.5	1,342,327,708

Health Care Equipment & Services 5.6%
Abbott Laboratories	2,341,994	0.4	127,006,335
Medtronic plc	1,836,216	0.5	147,852,112
UnitedHealth Group, Inc.	1,309,810	0.9	275,348,258
Other Securities		3.8	1,144,547,036
		5.6	1,694,753,741

Household & Personal Products 1.7%
The Procter & Gamble Co.	3,445,280	1.0	297,465,475
Other Securities		0.7	219,092,388
		1.7	516,557,863

Insurance 2.7%
Other Securities		2.7	818,103,285

Materials 3.0%
DowDuPont, Inc.	3,146,180	0.8	227,500,276
Other Securities		2.2	674,811,158
		3.0	902,311,434

Media 2.7%
Comcast Corp., Class A	6,370,428	0.8	229,526,521
The Walt Disney Co.	2,087,293	0.7	204,158,128
Other Securities		1.2	362,310,633
		2.7	795,995,282

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	2,147,986	0.6	193,855,737
Amgen, Inc.	989,359	0.6	173,355,484
Bristol-Myers Squibb Co.	2,213,364	0.5	136,476,024
Gilead Sciences, Inc.	1,760,750	0.4	131,985,820

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Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Johnson & Johnson	3,630,375	1.7	506,110,579
Merck & Co., Inc.	3,703,614	0.7	204,032,095
Pfizer, Inc.	8,079,833	0.9	283,278,945
Other Securities		2.9	872,081,853
		8.3	2,501,176,537

Real Estate 2.9%
Other Securities		2.9	875,957,486

Retailing 5.5%
Amazon.com, Inc. *	539,340	2.0	596,121,715
The Home Depot, Inc.	1,596,000	0.9	264,584,880
The Priceline Group, Inc. *	66,415	0.4	126,982,823
Other Securities		2.2	651,789,233
		5.5	1,639,478,651

Semiconductors & Semiconductor Equipment 4.0%
Broadcom Ltd.	549,460	0.5	145,007,989
Intel Corp.	6,355,105	1.0	289,093,727
NVIDIA Corp.	809,782	0.6	167,471,015
Texas Instruments, Inc.	1,344,854	0.4	130,033,933
Other Securities		1.5	471,466,682
		4.0	1,203,073,346

Software & Services 14.5%
Alphabet, Inc., Class A *	402,702	1.4	416,007,274
Alphabet, Inc., Class C *	408,475	1.4	415,272,024
Facebook, Inc., Class A *	3,205,910	1.9	577,256,155
International Business Machines Corp.	1,170,990	0.6	180,402,719
MasterCard, Inc., Class A	1,259,490	0.6	187,374,327
Microsoft Corp.	10,406,481	2.9	865,611,090
Oracle Corp.	4,100,146	0.7	208,697,431
Visa, Inc., Class A	2,470,600	0.9	271,716,588
Other Securities		4.1	1,215,821,813
		14.5	4,338,159,421

Technology Hardware & Equipment 5.9%
Apple, Inc.	6,982,625	3.9	1,180,342,930
Cisco Systems, Inc.	6,747,438	0.8	230,425,008
Other Securities		1.2	346,732,965
		5.9	1,757,500,903

Telecommunication Services 1.9%
AT&T, Inc.	8,307,602	0.9	279,550,807
Verizon Communications, Inc.	5,521,928	0.9	264,334,693
Other Securities		0.1	24,450,442
		1.9	568,335,942

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.1%
Other Securities		2.1	623,075,055

Utilities 3.2%
Other Securities		3.2	947,024,611
Total Common Stock
(Cost $15,347,140,321)			29,837,085,365

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Other Securities		0.1	41,865,235
Total Other Investment Company
(Cost $41,865,235)			41,865,235
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Other Securities		0.3	93,761,463
Total Short-Term Investments
(Cost $93,761,463)			93,761,463

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	1,195	153,718,825	1,107,706
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $39,809,403.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

The fund owns shares of an affiliate, The Charles Schwab Corp. since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2017:
	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	1,480,381	118,500	—	1,598,881	$19,870,727	$—	$478,254

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Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$29,837,085,365	$—	$—	$29,837,085,365
Other Investment Company[1]	41,865,235	—	—	41,865,235
Short-Term Investments[1]	—	93,761,463	—	93,761,463
Futures Contracts[2]	1,107,706	—	—	1,107,706
Total	$29,880,058,306	$93,761,463	$—	$29,973,819,769
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
26
Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investment in affiliated issuer, at value (cost $27,444,152)		$71,693,824
Investments in unaffiliated issuers, at value (cost $15,413,457,632) including securities on loan of $39,809,403		29,859,153,004
Collateral invested for securities on loan, at value (cost $41,865,235)		41,865,235
Deposit with broker for futures contracts		11,551,500
Receivables:
Fund shares sold		52,804,828
Dividends		24,852,154
Variation margin on futures contracts		251,679
Income from securities on loan		51,654
Interest	+	1,563
Total assets		30,062,225,441
Liabilities
Collateral held for securities on loan		41,865,235
Payables:
Investment adviser fees		755,661
Fund shares redeemed	+	20,944,045
Total liabilities		63,564,941
Net Assets
Total assets		30,062,225,441
Total liabilities	–	63,564,941
Net assets		$29,998,660,500
Net Assets by Source
Capital received from investors		15,110,385,682
Net investment income not yet distributed		428,200,409
Net realized capital losses		(30,978,341)
Net unrealized capital appreciation		14,491,052,750

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$29,998,660,500		745,693,365		$40.23

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Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated issuer		$478,254
Dividends received from unaffiliated issuers		542,823,050
Interest		726,496
Securities on loan, net	+	481,022
Total investment income		544,508,822
Expenses 1
Investment adviser and administrator fees		10,334,577
Shareholder service fees		1,495,075
Transfer agent fees		263,422
Registration fees		141,970
Custodian fees		138,935
Portfolio accounting fees		111,380
Shareholder reports		70,845
Professional fees		38,505
Independent trustees’ fees		38,386
Index fees		35,796
Other expenses	+	154,065
Total expenses		12,822,956
Expense reduction by CSIM and its affiliates	–	263,422
Net expenses	–	12,559,534
Net investment income		531,949,288
Realized and Unrealized Gains (Losses)
Net realized losses on unaffiliated issuers		(52,049,686)
Net realized gains on futures contracts	+	42,406,209
Net realized losses		(9,643,477)
Net change in unrealized appreciation (depreciation) on affiliated issuer		19,870,727
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		4,955,438,317
Net change in unrealized appreciation (depreciation) on futures contracts	+	2,059,599
Net change in unrealized appreciation (depreciation)	+	4,977,368,643
Net realized and unrealized gains		4,967,725,166
Increase in net assets resulting from operations		$5,499,674,454
[1]	See financial note 2(e) and financial note 4.
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Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$531,949,288	$464,358,826
Net realized gains (losses)		(9,643,477)	135,865,002
Net change in unrealized appreciation (depreciation)	+	4,977,368,643	367,870,298
Increase in net assets from operations		5,499,674,454	968,094,126
Distributions to Shareholders
Distributions from net investment income		(467,541,204)	(445,863,757)
Distributions from net realized gains	+	(130,682,605)	(213,585,458)
Total distributions		($598,223,809)	($659,449,215)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		179,562,912	$6,615,177,231	138,449,264	$4,442,657,641
Shares reinvested		14,654,966	509,406,624	18,184,196	567,165,064
Shares redeemed	+	(127,842,782)	(4,701,911,186)	(131,502,877)	(4,230,435,569)
Net transactions in fund shares		66,375,096	$2,422,672,669	25,130,583	$779,387,136
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		679,318,269	$22,674,537,186	654,187,686	$21,586,505,139
Total increase	+	66,375,096	7,324,123,314	25,130,583	1,088,032,047
End of period		745,693,365	$29,998,660,500	679,318,269	$22,674,537,186
Net investment income not yet distributed			$428,200,409		$370,308,971
29
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$52.40	$53.67	$53.63	$48.31	$40.23
Income (loss) from investment operations:
Net investment income (loss)[1]	1.08	0.95	0.94	0.83	0.81
Net realized and unrealized gains (losses)	10.96	0.92	1.40	6.74	9.74
Total from investment operations	12.04	1.87	2.34	7.57	10.55
Less distributions:
Distributions from net investment income	(0.97)	(0.96)	(0.86)	(0.75)	(0.81)
Distributions from net realized gains	(0.86)	(2.18)	(1.44)	(1.50)	(1.66)
Total distributions	(1.83)	(3.14)	(2.30)	(2.25)	(2.47)
Net asset value at end of period	$62.61	$52.40	$53.67	$53.63	$48.31
Total return	23.52%	3.87%	4.66%	16.36%	27.85%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.12% [2]	0.29%	0.29%	0.29%	0.29%
Gross operating expenses	0.14% [2]	0.33%	0.33%	0.33%	0.34%
Net investment income (loss)	1.87%	1.86%	1.77%	1.64%	1.87%
Portfolio turnover rate	5%	3%	4%	4%	4%
Net assets, end of period (x 1,000,000)	$7,681	$6,432	$6,550	$6,586	$5,887

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
30
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	77,186,114

Banks 6.6%
Bank of America Corp.	3,042,141	1.1	83,324,242
Citigroup, Inc.	843,956	0.8	62,030,766
JPMorgan Chase & Co.	1,089,178	1.4	109,582,199
Wells Fargo & Co.	1,388,696	1.0	77,961,393
Other Securities		2.3	171,335,940
		6.6	504,234,540

Capital Goods 7.5%
3M Co.	182,554	0.5	42,022,105
General Electric Co.	2,680,102	0.7	54,030,856
Honeywell International, Inc.	239,099	0.4	34,468,512
The Boeing Co.	174,289	0.6	44,963,076
Other Securities		5.3	404,039,975
		7.5	579,524,524

Commercial & Professional Services 0.7%
Other Securities		0.7	53,093,360

Consumer Durables & Apparel 1.2%
Other Securities		1.2	94,579,746

Consumer Services 2.1%
McDonald's Corp.	249,636	0.5	41,666,745
Other Securities		1.6	116,037,218
		2.1	157,703,963

Diversified Financials 5.4%
Berkshire Hathaway, Inc., Class B *	592,512	1.4	110,764,193
The Charles Schwab Corp. (a)	375,265	0.2	16,826,883
Other Securities		3.8	283,345,089
		5.4	410,936,165

Energy 5.7%
Chevron Corp.	583,937	0.9	67,672,459
Exxon Mobil Corp.	1,307,363	1.4	108,968,706
Other Securities		3.4	263,465,935
		5.7	440,107,100

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.6%
Wal-Mart Stores, Inc.	458,627	0.5	40,042,723
Other Securities		1.1	78,871,028
		1.6	118,913,751

Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	596,705	0.5	38,320,395
PepsiCo, Inc.	438,185	0.6	48,301,133
Philip Morris International, Inc.	476,865	0.6	49,899,154
The Coca-Cola Co.	1,200,348	0.7	55,192,001
Other Securities		1.9	135,106,380
		4.3	326,819,063

Health Care Equipment & Services 5.4%
Abbott Laboratories	537,201	0.4	29,132,410
Medtronic plc	418,622	0.4	33,707,443
UnitedHealth Group, Inc.	295,892	0.8	62,202,416
Other Securities		3.8	290,655,944
		5.4	415,698,213

Household & Personal Products 1.6%
The Procter & Gamble Co.	786,119	0.9	67,873,515
Other Securities		0.7	54,115,536
		1.6	121,989,051

Insurance 3.0%
Other Securities		3.0	229,488,751

Materials 3.3%
DowDuPont, Inc.	726,220	0.7	52,512,968
Other Securities		2.6	203,512,422
		3.3	256,025,390

Media 2.7%
Comcast Corp., Class A	1,454,246	0.7	52,396,483
The Walt Disney Co.	472,460	0.6	46,211,313
Other Securities		1.4	107,999,618
		2.7	206,607,414

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
AbbVie, Inc.	494,626	0.6	44,639,996
Amgen, Inc.	228,102	0.5	39,968,032
Bristol-Myers Squibb Co.	506,839	0.4	31,251,693
Gilead Sciences, Inc.	410,344	0.4	30,759,386

31
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Johnson & Johnson	832,187	1.5	116,015,190
Merck & Co., Inc.	844,018	0.6	46,496,952
Pfizer, Inc.	1,842,351	0.8	64,592,826
Other Securities		3.1	235,381,236
		7.9	609,105,311

Real Estate 3.7%
Other Securities		3.7	282,651,340

Retailing 5.1%
Amazon.com, Inc. *	122,991	1.8	135,939,493
The Home Depot, Inc.	369,035	0.8	61,178,622
The Priceline Group, Inc. *	15,246	0.4	29,149,742
Other Securities		2.1	163,364,159
		5.1	389,632,016

Semiconductors & Semiconductor Equipment 3.9%
Broadcom Ltd.	125,470	0.4	33,112,788
Intel Corp.	1,463,480	0.9	66,573,705
NVIDIA Corp.	185,599	0.5	38,383,729
Texas Instruments, Inc.	314,775	0.4	30,435,595
Other Securities		1.7	131,833,466
		3.9	300,339,283

Software & Services 14.1%
Alphabet, Inc., Class A *	92,588	1.2	95,647,108
Alphabet, Inc., Class C *	93,332	1.2	94,885,044
Facebook, Inc., Class A *	731,600	1.7	131,731,896
International Business Machines Corp.	265,740	0.5	40,939,904
MasterCard, Inc., Class A	291,210	0.6	43,323,312
Microsoft Corp.	2,384,438	2.6	198,337,553
Oracle Corp.	926,410	0.6	47,154,269
Visa, Inc., Class A	569,700	0.8	62,655,606
Other Securities		4.9	371,923,759
		14.1	1,086,598,451

Technology Hardware & Equipment 5.8%
Apple, Inc.	1,599,774	3.5	270,425,797
Cisco Systems, Inc.	1,554,615	0.7	53,090,102
Other Securities		1.6	125,132,523
		5.8	448,648,422

Telecommunication Services 1.8%
AT&T, Inc.	1,907,041	0.8	64,171,930
Verizon Communications, Inc.	1,261,257	0.8	60,376,372
Other Securities		0.2	14,466,720
		1.8	139,015,022

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.1%
Other Securities		2.1	159,040,486

Utilities 3.2%
Other Securities		3.2	246,401,164
Total Common Stock
(Cost $2,019,916,823)			7,654,338,640

Other Investment Companies 0.5% of net assets

Money Market Fund 0.2%
Other Securities		0.2	19,076,675

Securities Lending Collateral 0.3%
Other Securities		0.3	21,380,850
Total Other Investment Companies
(Cost $40,457,525)			40,457,525

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	210	27,013,350	624,917
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $20,177,397.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The fund owns shares of an affiliate, The Charles Schwab Corp. since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2017:
	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	375,265	—	—	375,265	$4,930,983	$—	$116,332

32
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$7,654,338,640	$—	$—	$7,654,338,640
Other Investment Companies[1]	40,457,525	—	—	40,457,525
Futures Contracts[2]	624,917	—	—	624,917
Total	$7,695,421,082	$—	$—	$7,695,421,082
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investment in affiliated issuer, at value (cost $2,209,352)		$16,826,883
Investments in unaffiliated issuers, at value (cost $2,036,784,146) including securities on loan of $20,177,397		7,656,588,432
Collateral invested for securities on loan, at value (cost $21,380,850)		21,380,850
Deposit with broker for futures contracts		1,129,500
Receivables:
Dividends		6,104,275
Fund shares sold		2,971,681
Variation margin on futures contracts		44,853
Income from securities on loan	+	30,825
Total assets		7,705,077,299
Liabilities
Collateral held for securities on loan		21,380,850
Payables:
Investment adviser fees		323,694
Fund shares redeemed	+	2,669,888
Total liabilities		24,374,432
Net Assets
Total assets		7,705,077,299
Total liabilities	–	24,374,432
Net assets		$7,680,702,867
Net Assets by Source
Capital received from investors		1,726,888,865
Net investment income not yet distributed		106,037,341
Net realized capital gains		212,729,927
Net unrealized capital appreciation		5,635,046,734

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$7,680,702,867		122,670,134		$62.61

34
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated issuer		$116,332
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $8,191)		141,444,918
Securities on loan, net	+	343,658
Total investment income		141,904,908
Expenses 1
Investment adviser and administrator fees		7,333,602
Shareholder service fees		2,126,991
Portfolio accounting fees		41,874
Shareholder reports		39,639
Transfer agent fees		37,074
Registration fees		34,237
Custodian fees		31,009
Professional fees		21,518
Independent trustees’ fees		16,961
Interest expense		1,229
Other expenses	+	44,238
Total expenses		9,728,372
Expense reduction by CSIM and its affiliates	–	858,722
Net expenses	–	8,869,650
Net investment income		133,035,258
Realized and Unrealized Gains (Losses)
Net realized gains on unaffiliated issuers		182,587,042
Net realized gains on futures contracts		8,242,115
Net realized gains on foreign currency transactions	+	520
Net realized gains		190,829,677
Net change in unrealized appreciation (depreciation) on affiliated issuer		4,930,983
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		1,153,310,605
Net change in unrealized appreciation (depreciation) on futures contracts	+	623,284
Net change in unrealized appreciation (depreciation)	+	1,158,864,872
Net realized and unrealized gains		1,349,694,549
Increase in net assets resulting from operations		$1,482,729,807
[1]	See financial note 2(e) and financial note 4.
35
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$133,035,258	$119,057,166
Net realized gains		190,829,677	99,482,670
Net change in unrealized appreciation (depreciation)	+	1,158,864,872	26,057,919
Increase in net assets from operations		1,482,729,807	244,597,755
Distributions to Shareholders
Distributions from net investment income		(118,201,282)	(116,634,011)
Distributions from net realized gains	+	(104,593,102)	(264,435,992)
Total distributions		($222,794,384)	($381,070,003)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,174,082	$469,813,117	7,018,989	$351,323,719
Shares reinvested		3,447,950	186,706,519	6,609,034	324,569,655
Shares redeemed	+	(11,718,276)	(668,209,704)	(12,905,052)	(656,886,870)
Net transactions in fund shares		(96,244)	($11,690,068)	722,971	$19,006,504
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		122,766,378	$6,432,457,512	122,043,407	$6,549,923,256
Total increase or decrease	+	(96,244)	1,248,245,355	722,971	(117,465,744)
End of period		122,670,134	$7,680,702,867	122,766,378	$6,432,457,512
Net investment income not yet distributed			$106,037,341		$93,428,871
36
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$25.60	$26.29	$28.13	$27.62	$21.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.38	0.39	0.38	0.35	0.42
Net realized and unrealized gains (losses)	6.62	0.59	(0.34)	1.76	6.94
Total from investment operations	7.00	0.98	0.04	2.11	7.36
Less distributions:
Distributions from net investment income	(0.39)	(0.36)	(0.34)	(0.31)	(0.50)
Distributions from net realized gains	(0.76)	(1.31)	(1.54)	(1.29)	(0.50)
Total distributions	(1.15)	(1.67)	(1.88)	(1.60)	(1.00)
Net asset value at end of period	$31.45	$25.60	$26.29	$28.13	$27.62
Total return	27.84%	4.17%	0.36%	8.08%	36.23%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.09% [2]	0.17%	0.17%	0.17%	0.17%
Gross operating expenses	0.10% [2]	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	1.31%	1.60%	1.37%	1.27%	1.76%
Portfolio turnover rate	11%	17%	17%	12%	11%
Net assets, end of period (x 1,000,000)	$3,531	$2,619	$2,607	$2,567	$2,351

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 1.3%
Dana, Inc.	248,329	0.2	7,571,551
Other Securities		1.1	37,965,029
		1.3	45,536,580

Banks 12.7%
Hancock Holding Co.	144,326	0.2	7,035,892
MGIC Investment Corp. *	629,945	0.3	9,008,213
Radian Group, Inc.	369,340	0.2	7,741,366
Sterling Bancorp	372,130	0.3	9,321,856
Texas Capital Bancshares, Inc. *	86,400	0.2	7,434,720
Umpqua Holdings Corp.	376,388	0.2	7,700,898
Wintrust Financial Corp.	95,366	0.2	7,752,302
Other Securities		11.1	393,496,799
		12.7	449,492,046

Capital Goods 9.9%
Curtiss-Wright Corp.	75,740	0.3	8,956,255
EMCOR Group, Inc.	103,097	0.2	8,300,339
Woodward, Inc.	91,258	0.2	7,056,981
Other Securities		9.2	323,682,303
		9.9	347,995,878

Commercial & Professional Services 3.7%
Other Securities		3.7	130,744,771

Consumer Durables & Apparel 2.6%
Other Securities		2.6	90,309,253

Consumer Services 3.9%
Grand Canyon Education, Inc. *	80,875	0.2	7,239,121
Other Securities		3.7	129,931,033
		3.9	137,170,154

Diversified Financials 2.9%
Other Securities		2.9	102,805,749

Energy 3.6%
Other Securities		3.6	126,470,065

Food & Staples Retailing 0.5%
Other Securities		0.5	17,478,109

Security	Number of Shares	% of Net Assets	Value ($)
Food, Beverage & Tobacco 1.7%
Other Securities		1.7	60,743,619

Health Care Equipment & Services 6.4%
HealthSouth Corp.	168,100	0.2	7,756,134
Masimo Corp. *	76,500	0.2	6,713,640
Medidata Solutions, Inc. *	97,500	0.2	7,334,925
Other Securities		5.8	205,450,744
		6.4	227,255,443

Household & Personal Products 0.4%
Other Securities		0.4	14,666,924

Insurance 2.5%
CNO Financial Group, Inc.	287,368	0.2	6,888,211
Primerica, Inc.	77,300	0.2	6,841,050
Other Securities		2.1	74,490,159
		2.5	88,219,420

Materials 4.5%
Louisiana-Pacific Corp. *	244,572	0.2	6,647,467
Other Securities		4.3	152,146,162
		4.5	158,793,629

Media 1.3%
Other Securities		1.3	44,960,496

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
Bluebird Bio, Inc. *	77,200	0.3	10,738,520
Catalent, Inc. *	212,999	0.3	9,071,627
Exact Sciences Corp. *	198,362	0.3	10,907,926
PRA Health Sciences, Inc. *	84,300	0.2	6,864,549
Other Securities		7.1	253,731,344
		8.2	291,313,966

Real Estate 7.1%
Gramercy Property Trust	259,222	0.2	7,698,893
Healthcare Realty Trust, Inc.	210,381	0.2	6,782,683
Starwood Waypoint Homes	216,300	0.2	7,853,853
Other Securities		6.5	227,489,773
		7.1	249,825,202

38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Retailing 2.7%
Other Securities		2.7	96,574,526

Semiconductors & Semiconductor Equipment 3.5%
Entegris, Inc.	246,400	0.2	8,069,600
Integrated Device Technology, Inc. *	228,889	0.2	7,111,581
MKS Instruments, Inc.	92,989	0.3	10,103,255
Monolithic Power Systems, Inc.	68,300	0.2	8,310,061
Silicon Laboratories, Inc. *	70,550	0.2	6,695,195
Other Securities		2.4	82,696,137
		3.5	122,985,829

Software & Services 8.7%
Aspen Technology, Inc. *	127,699	0.2	8,239,139
Blackbaud, Inc.	81,469	0.2	8,252,810
EPAM Systems, Inc. *	84,383	0.2	7,691,510
Fair Isaac Corp.	51,391	0.2	7,459,918
GrubHub, Inc. *	145,576	0.3	8,883,048
MAXIMUS, Inc.	110,617	0.2	7,348,287
Paycom Software, Inc. *	84,407	0.2	6,938,255
Proofpoint, Inc. *	73,800	0.2	6,819,858
Other Securities		7.0	245,685,908
		8.7	307,318,733

Technology Hardware & Equipment 5.1%
Littelfuse, Inc.	38,600	0.2	8,067,400
Lumentum Holdings, Inc. *	105,200	0.2	6,643,380
SYNNEX Corp.	50,500	0.2	6,811,440
Other Securities		4.5	159,683,017
		5.1	181,205,237

Telecommunication Services 0.9%
Other Securities		0.9	30,196,344

Transportation 1.6%
Knight-Swift Transportation Holdings, Inc. *	211,328	0.2	8,759,546
Other Securities		1.4	48,176,384
		1.6	56,935,930

Utilities 3.7%
ALLETE, Inc.	86,999	0.2	6,816,372
IDACORP, Inc.	85,743	0.2	7,890,928
ONE Gas, Inc.	88,200	0.2	6,789,636
Portland General Electric Co.	154,008	0.2	7,352,342
Southwest Gas Holdings, Inc.	80,196	0.2	6,607,348
WGL Holdings, Inc.	87,533	0.2	7,501,578
Other Securities		2.5	87,155,765
		3.7	130,113,969
Total Common Stock
(Cost $2,369,360,215)			3,509,111,872
Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Media 0.0%
Other Securities		0.0	14,516

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	334,026
Total Rights
(Cost $250,273)			348,542

Other Investment Company 3.1% of net assets

Securities Lending Collateral 3.1%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	110,274,741	3.1	110,274,741
Total Other Investment Company
(Cost $110,274,741)			110,274,741
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Barclays Capital, Inc. 0.60%, 11/01/17 (c)	10,068,225	0.3	10,068,225
Total Short-Term Investment
(Cost $10,068,225)			10,068,225

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, mini, expires 12/15/17	252	18,934,020	18,045
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $107,544,231.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,247,512,494	$—	$—	$3,247,512,494
Diversified Financials	102,520,149	—	285,600	102,805,749
Materials	158,793,629	—	— *	158,793,629
Rights [1]
Media	—	—	14,516	14,516
Pharmaceuticals, Biotechnology & Life Sciences	—	—	334,026 *	334,026
Other Investment Company[1]	110,274,741	—	—	110,274,741
Short-Term Investment[1]	—	10,068,225	—	10,068,225
Futures Contracts[2]	18,045	—	—	18,045
Total	$3,619,119,058	$10,068,225	$634,142	$3,629,821,425
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
40
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $2,379,678,713) including securities on loan of $107,544,231		$3,519,528,639
Collateral invested for securities on loan, at value (cost $110,274,741)		110,274,741
Deposit with broker for futures contracts		1,870,000
Receivables:
Fund shares sold		9,748,999
Dividends		1,005,088
Income from securities on loan		585,254
Variation margin on futures contracts		98,890
Foreign tax reclaims		1,110
Interest	+	168
Total assets		3,643,112,889
Liabilities
Collateral held for securities on loan		110,274,741
Payables:
Investments bought		494,562
Investment adviser fees		149,285
Fund shares redeemed		1,190,584
Due to custodian	+	4,246
Total liabilities		112,113,418
Net Assets
Total assets		3,643,112,889
Total liabilities	–	112,113,418
Net assets		$3,530,999,471
Net Assets by Source
Capital received from investors		2,236,103,613
Net investment income not yet distributed		29,935,898
Net realized capital gains		125,091,989
Net unrealized capital appreciation		1,139,867,971

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,530,999,471		112,273,730		$31.45

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Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $11,342)		$38,582,098
Interest		123,532
Securities on loan, net	+	5,439,371
Total investment income		44,145,001
Expenses 1
Investment adviser and administrator fees		2,550,246
Shareholder service fees		181,191
Index fees		124,772
Registration fees		38,248
Portfolio accounting fees		32,481
Shareholder reports		24,252
Transfer agent fees		19,587
Custodian fees		16,893
Professional fees		15,420
Independent trustees’ fees		6,218
Other expenses	+	18,357
Total expenses		3,027,665
Expense reduction by CSIM and its affiliates	–	280,692
Net expenses	–	2,746,973
Net investment income		41,398,028
Realized and Unrealized Gains (Losses)
Net realized gains on investments		129,664,715
Net realized gains on futures contracts		7,377,927
Net realized gains on foreign currency transactions	+	2,836
Net realized gains		137,045,478
Net change in unrealized appreciation (depreciation) on investments		562,673,821
Net change in unrealized appreciation (depreciation) on futures contracts	+	625,537
Net change in unrealized appreciation (depreciation)	+	563,299,358
Net realized and unrealized gains		700,344,836
Increase in net assets resulting from operations		$741,742,864
[1]	See financial note 2(e) and financial note 4.
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Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$41,398,028	$40,983,928
Net realized gains		137,045,478	73,511,432
Net change in unrealized appreciation (depreciation)	+	563,299,358	(17,644,520)
Increase in net assets from operations		741,742,864	96,850,840
Distributions to Shareholders
Distributions from net investment income		(39,963,730)	(36,921,658)
Distributions from net realized gains	+	(77,932,853)	(133,048,449)
Total distributions		($117,896,583)	($169,970,107)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		27,293,118	$793,122,741	19,812,273	$485,854,730
Shares reinvested		3,628,372	102,973,212	6,229,806	148,954,660
Shares redeemed	+	(20,947,140)	(607,654,132)	(22,912,471)	(550,233,981)
Net transactions in fund shares		9,974,350	$288,441,821	3,129,608	$84,575,409
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		102,299,380	$2,618,711,369	99,169,772	$2,607,255,227
Total increase	+	9,974,350	912,288,102	3,129,608	11,456,142
End of period		112,273,730	$3,530,999,471	102,299,380	$2,618,711,369
Net investment income not yet distributed			$29,935,898		$29,632,152
43
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$38.19	$37.69	$36.96	$32.53	$25.80
Income (loss) from investment operations:
Net investment income (loss)	0.80 [1]	0.75 [1]	0.72 [1]	0.60	0.57
Net realized and unrealized gains (losses)	8.19	0.75	0.83	4.49	6.70
Total from investment operations	8.99	1.50	1.55	5.09	7.27
Less distributions:
Distributions from net investment income	(0.74)	(0.70)	(0.61)	(0.51)	(0.54)
Distributions from net realized gains	(0.19)	(0.30)	(0.21)	(0.15)	—
Total distributions	(0.93)	(1.00)	(0.82)	(0.66)	(0.54)
Net asset value at end of period	$46.25	$38.19	$37.69	$36.96	$32.53
Total return	23.89%	4.19%	4.36%	15.93%	28.76%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.05% [2]	0.09%	0.09%	0.09%	0.09%
Gross operating expenses	0.05% [2]	0.10%	0.11%	0.10%	0.10%
Net investment income (loss)	1.89%	2.03%	1.92%	1.79%	2.02%
Portfolio turnover rate	2%	1%	2%	1%	2%
Net assets, end of period (x 1,000,000)	$6,720	$4,850	$4,477	$4,049	$3,183

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
44
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	68,482,657

Banks 6.9%
Bank of America Corp.	2,442,841	1.0	66,909,415
Citigroup, Inc.	679,026	0.7	49,908,411
JPMorgan Chase & Co.	881,811	1.3	88,719,005
Wells Fargo & Co.	1,118,288	0.9	62,780,688
Other Securities		3.0	193,602,323
		6.9	461,919,842

Capital Goods 7.7%
3M Co.	149,527	0.5	34,419,620
General Electric Co.	2,161,262	0.6	43,571,042
Honeywell International, Inc.	189,633	0.4	27,337,493
The Boeing Co.	138,455	0.5	35,718,621
Other Securities		5.7	377,060,647
		7.7	518,107,423

Commercial & Professional Services 0.9%
Other Securities		0.9	63,153,225

Consumer Durables & Apparel 1.3%
Other Securities		1.3	90,292,334

Consumer Services 2.2%
McDonald's Corp.	202,011	0.5	33,717,656
Other Securities		1.7	114,333,130
		2.2	148,050,786

Diversified Financials 5.2%
Berkshire Hathaway, Inc., Class B *	481,493	1.3	90,010,301
The Charles Schwab Corp. (a)	292,470	0.2	13,114,355
Other Securities		3.7	249,423,205
		5.2	352,547,861

Energy 5.6%
Chevron Corp.	473,554	0.8	54,880,173
Exxon Mobil Corp.	1,059,793	1.3	88,333,747
Other Securities		3.5	232,002,645
		5.6	375,216,565

Security	Number of Shares	% of Net Assets	Value ($)
Food & Staples Retailing 1.5%
Wal-Mart Stores, Inc.	365,451	0.5	31,907,527
Other Securities		1.0	67,596,635
		1.5	99,504,162

Food, Beverage & Tobacco 4.1%
Altria Group, Inc.	476,932	0.5	30,628,573
PepsiCo, Inc.	356,744	0.6	39,323,891
Philip Morris International, Inc.	387,686	0.6	40,567,463
The Coca-Cola Co.	958,232	0.7	44,059,507
Other Securities		1.7	117,463,028
		4.1	272,042,462

Health Care Equipment & Services 5.5%
Medtronic plc	337,684	0.4	27,190,316
UnitedHealth Group, Inc.	241,043	0.8	50,672,059
Other Securities		4.3	288,766,599
		5.5	366,628,974

Household & Personal Products 1.5%
The Procter & Gamble Co.	634,051	0.8	54,743,963
Other Securities		0.7	47,410,677
		1.5	102,154,640

Insurance 2.9%
Other Securities		2.9	197,353,233

Materials 3.5%
DowDuPont, Inc.	581,128	0.6	42,021,366
Other Securities		2.9	190,168,413
		3.5	232,189,779

Media 2.7%
Comcast Corp., Class A	1,177,598	0.6	42,428,856
The Walt Disney Co.	387,068	0.6	37,859,121
Other Securities		1.5	99,500,597
		2.7	179,788,574

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	397,487	0.5	35,873,202
Amgen, Inc.	182,408	0.5	31,961,530
Bristol-Myers Squibb Co.	409,053	0.4	25,222,208
Gilead Sciences, Inc.	325,689	0.4	24,413,647
Johnson & Johnson	670,923	1.4	93,533,375

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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Merck & Co., Inc.	681,916	0.6	37,566,752
Pfizer, Inc.	1,498,374	0.8	52,532,992
Other Securities		3.4	238,442,609
		8.0	539,546,315

Real Estate 3.9%
Other Securities		3.9	263,802,201

Retailing 4.9%
Amazon.com, Inc. *	99,597	1.6	110,082,572
The Home Depot, Inc.	294,147	0.7	48,763,690
Other Securities		2.6	172,416,854
		4.9	331,263,116

Semiconductors & Semiconductor Equipment 3.8%
Broadcom Ltd.	100,566	0.4	26,540,373
Intel Corp.	1,177,951	0.8	53,584,991
NVIDIA Corp.	148,800	0.5	30,773,328
Texas Instruments, Inc.	249,573	0.4	24,131,214
Other Securities		1.7	121,997,707
		3.8	257,027,613

Software & Services 13.8%
Alphabet, Inc., Class A *	74,261	1.1	76,714,583
Alphabet, Inc., Class C *	75,323	1.1	76,576,375
Facebook, Inc., Class A *	591,989	1.6	106,593,539
International Business Machines Corp.	215,782	0.5	33,243,375
MasterCard, Inc., Class A	232,767	0.5	34,628,747
Microsoft Corp.	1,926,996	2.4	160,287,527
Oracle Corp.	753,631	0.6	38,359,818
Visa, Inc., Class A	455,677	0.7	50,115,356
Other Securities		5.3	351,220,294
		13.8	927,739,614

Technology Hardware & Equipment 5.8%
Apple, Inc.	1,292,094	3.3	218,415,570
Cisco Systems, Inc.	1,255,485	0.6	42,874,813
Other Securities		1.9	125,283,019
		5.8	386,573,402

Telecommunication Services 1.8%
AT&T, Inc.	1,536,151	0.8	51,691,481
Verizon Communications, Inc.	1,022,005	0.7	48,923,379
Other Securities		0.3	16,910,539
		1.8	117,525,399

Transportation 2.0%
Other Securities		2.0	135,686,557

Utilities 3.2%
Other Securities		3.2	213,931,628
Total Common Stock
(Cost $3,877,020,389)			6,700,528,362

Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Media 0.0%
Other Securities		0.0	1,527

Pharmaceuticals, Biotechnology & Life Sciences* 0.0%
Other Securities		0.0	34,410

Technology Hardware & Equipment 0.0%
Other Securities		0.0	—
Total Rights
(Cost $34,632)			35,937

Other Investment Company 0.5% of net assets

Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (c)	31,253,822	0.5	31,253,822
Total Other Investment Company
(Cost $31,253,822)			31,253,822
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.6% of net assets

Time Deposits 0.6%
Barclays Capital, Inc. 0.60%, 11/01/17 (d)	33,317,646	0.5	33,317,646
Other Securities		0.1	9,810,091
		0.6	43,127,737
Total Short-Term Investments
(Cost $43,127,737)			43,127,737

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, mini, expires 12/15/17	36	2,704,860	14,544
S&P 500 Index, e-mini, expires 12/15/17	119	15,307,565	64,529
Net Unrealized Appreciation			79,073
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $30,004,117.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

46
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
The fund owns shares of an affiliate, The Charles Schwab Corp. since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2017:
	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	250,126	42,344	—	292,470	$3,457,111	$—	$85,278

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$6,436,726,161	$—	$—	$6,436,726,161
Real Estate	263,802,201	—	— *	263,802,201
Rights [1]
Media	—	—	1,527	1,527
Pharmaceuticals, Biotechnology & Life Sciences	—	—	34,410 *	34,410
Technology Hardware & Equipment	—	—	— *	—
Other Investment Company[1]	31,253,822	—	—	31,253,822
Short-Term Investments[1]	—	43,127,737	—	43,127,737
Futures Contracts[2]	79,073	—	—	79,073
Total	$6,731,861,257	$43,127,737	$35,937	$6,775,024,931
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
47
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investment in affiliated issuer, at value (cost $7,041,361)		$13,114,355
Investments in unaffiliated issuers, at value (cost $3,913,141,397) including securities on loan of $30,004,117		6,730,577,681
Collateral invested for securities on loan, at value (cost $31,253,822)		31,253,822
Deposit with broker for futures contracts		3,282,500
Receivables:
Fund shares sold		12,429,604
Dividends		4,961,923
Variation margin on futures contracts		137,216
Income from securities on loan		112,639
Interest		719
Foreign tax reclaims	+	159
Total assets		6,795,870,618
Liabilities
Collateral held for securities on loan		31,253,822
Payables:
Investments bought		42,778,580
Investment adviser fees		168,862
Fund shares redeemed	+	1,585,790
Total liabilities		75,787,054
Net Assets
Total assets		6,795,870,618
Total liabilities	–	75,787,054
Net assets		$6,720,083,564
Net Assets by Source
Capital received from investors		3,822,047,558
Net investment income not yet distributed		88,171,320
Net realized capital losses		(13,723,665)
Net unrealized capital appreciation		2,823,588,351

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,720,083,564		145,301,513		$46.25

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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated issuer		$85,278
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $8,029)		111,790,519
Interest		142,041
Securities on loan, net	+	1,274,468
Total investment income		113,292,306
Expenses 1
Investment adviser and administrator fees		2,272,374
Shareholder service fees		332,580
Index fees		153,926
Registration fees		60,736
Portfolio accounting fees		43,387
Transfer agent fees		37,196
Custodian fees		36,526
Shareholder reports		31,618
Professional fees		17,574
Independent trustees’ fees		9,685
Other expenses	+	33,360
Total expenses		3,028,962
Expense reduction by CSIM and its affiliates	–	199,955
Net expenses	–	2,829,007
Net investment income		110,463,299
Realized and Unrealized Gains (Losses)
Net realized gains on unaffiliated issuers		6,550,474
Net realized gains on futures contracts		8,235,742
Net realized gains on foreign currency transactions	+	458
Net realized gains		14,786,674
Net change in unrealized appreciation (depreciation) on affiliated issuer		3,457,111
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		1,089,679,519
Net change in unrealized appreciation (depreciation) on futures contracts	+	471,023
Net change in unrealized appreciation (depreciation)	+	1,093,607,653
Net realized and unrealized gains		1,108,394,327
Increase in net assets resulting from operations		$1,218,857,626
[1]	See financial note 2(e) and financial note 4.
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Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$110,463,299	$93,562,870
Net realized gains		14,786,674	11,000,475
Net change in unrealized appreciation (depreciation)	+	1,093,607,653	93,459,982
Increase in net assets from operations		1,218,857,626	198,023,327
Distributions to Shareholders
Distributions from net investment income		(94,787,157)	(84,938,610)
Distributions from net realized gains	+	(24,251,175)	(36,762,493)
Total distributions		($119,038,332)	($121,701,103)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		34,191,936	$1,448,154,476	23,096,907	$842,649,529
Shares reinvested		2,290,335	91,911,175	2,656,745	94,819,269
Shares redeemed	+	(18,204,725)	(770,224,655)	(17,507,062)	(640,225,552)
Net transactions in fund shares		18,277,546	$769,840,996	8,246,590	$297,243,246
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		127,023,967	$4,850,423,274	118,777,377	$4,476,857,804
Total increase	+	18,277,546	1,869,660,290	8,246,590	373,565,470
End of period		145,301,513	$6,720,083,564	127,023,967	$4,850,423,274
Net investment income not yet distributed			$88,171,320		$74,346,707
50
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$17.52	$18.49	$19.42	$19.92	$16.32
Income (loss) from investment operations:
Net investment income (loss)	0.55 [1]	0.53 [1]	0.54 [1]	0.64	0.49
Net realized and unrealized gains (losses)	3.49	(1.03)	(0.86)	(0.63)	3.69
Total from investment operations	4.04	(0.50)	(0.32)	0.01	4.18
Less distributions:
Distributions from net investment income	(0.55)	(0.47)	(0.61)	(0.51)	(0.58)
Net asset value at end of period	$21.01	$17.52	$18.49	$19.42	$19.92
Total return	23.76%	(2.64%)	(1.53%)	0.09%	26.40%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.10% [2]	0.19%	0.19%	0.19%	0.19%
Gross operating expenses	0.11% [2]	0.23%	0.23%	0.23%	0.23%
Net investment income (loss)	2.88%	3.06%	2.82%	3.42%	2.88%
Portfolio turnover rate	3%	4%	7%	2%	5%
Net assets, end of period (x 1,000,000)	$4,128	$2,900	$2,844	$2,699	$2,205

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.4% of net assets

Australia 6.7%
Australia & New Zealand Banking Group Ltd.	816,735	0.5	18,742,881
BHP Billiton Ltd.	887,695	0.4	18,276,571
Commonwealth Bank of Australia	481,921	0.7	28,667,181
National Australia Bank Ltd.	742,139	0.5	18,595,159
Westpac Banking Corp.	928,843	0.6	23,527,069
Other Securities		4.0	169,994,497
		6.7	277,803,358

Austria 0.3%
Other Securities		0.3	10,254,813

Belgium 1.2%
Anheuser-Busch InBev S.A./N.V.	211,955	0.6	25,990,157
Other Securities		0.6	22,192,550
		1.2	48,182,707

Denmark 1.8%
Novo Nordisk A/S, Class B	517,440	0.6	25,762,729
Other Securities		1.2	50,240,217
		1.8	76,002,946

Finland 0.9%
Other Securities		0.9	39,040,210

France 10.6%
Airbus SE	163,499	0.4	16,777,450
AXA S.A.	537,776	0.4	16,234,590
BNP Paribas S.A.	311,934	0.6	24,346,267
LVMH Moet Hennessy Louis Vuitton SE	77,689	0.6	23,171,759
Sanofi	317,470	0.7	30,060,137
TOTAL S.A.	655,110	0.9	36,514,582
Other Securities		7.0	290,599,798
		10.6	437,704,583

Germany 9.1%
Allianz SE	127,248	0.7	29,707,166
BASF SE	254,349	0.7	27,813,909
Bayer AG	229,755	0.7	29,886,259
Daimler AG	268,121	0.5	22,384,389
Deutsche Telekom AG	907,555	0.4	16,433,384
SAP SE	273,316	0.8	31,229,762
Security	Number of Shares	% of Net Assets	Value ($)
Siemens AG	212,635	0.7	30,541,340
Other Securities		4.6	187,999,558
		9.1	375,995,767

Hong Kong 3.4%
AIA Group Ltd.	3,357,400	0.6	25,299,617
Other Securities		2.8	113,612,559
		3.4	138,912,176

Ireland 0.4%
Other Securities		0.4	18,222,022

Israel 0.5%
Other Securities		0.5	22,064,578

Italy 2.3%
Other Securities		2.3	96,369,947

Japan 23.7%
Mitsubishi UFJ Financial Group, Inc.	3,367,409	0.6	22,841,613
SoftBank Group Corp.	231,800	0.5	20,542,608
Toyota Motor Corp.	726,003	1.1	45,031,100
Other Securities		21.5	888,401,746
		23.7	976,817,067

Netherlands 3.6%
ASML Holding N.V.	104,048	0.5	18,773,301
ING Groep N.V.	1,083,040	0.5	20,013,998
Unilever N.V. CVA	456,625	0.6	26,525,301
Other Securities		2.0	84,906,338
		3.6	150,218,938

New Zealand 0.2%
Other Securities		0.2	6,029,598

Norway 0.7%
Other Securities		0.7	28,234,709

Portugal 0.2%
Other Securities		0.2	6,237,005

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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Singapore 1.3%
Other Securities		1.3	53,111,008

Spain 3.4%
Banco Bilbao Vizcaya Argentaria S.A.	1,872,711	0.4	16,375,864
Banco Santander S.A.	4,459,469	0.7	30,232,123
Other Securities		2.3	91,640,908
		3.4	138,248,895

Sweden 2.8%
Other Securities		2.8	116,971,832

Switzerland 7.9%
Nestle S.A.	868,777	1.8	73,097,594
Novartis AG	621,455	1.2	51,257,131
Roche Holding AG	195,281	1.1	45,135,488
UBS Group AG *	1,017,399	0.4	17,309,115
Other Securities		3.4	138,058,419
		7.9	324,857,747

United Kingdom 17.4%
AstraZeneca plc	351,198	0.6	23,762,395
BP plc	5,460,868	0.9	37,039,198
British American Tobacco plc	643,188	1.0	41,556,264
Diageo plc	700,102	0.6	23,907,652
GlaxoSmithKline plc	1,366,035	0.6	24,516,682
Glencore plc *	3,383,035	0.4	16,317,052
HSBC Holdings plc	5,586,620	1.3	54,554,004
Lloyds Banking Group plc	20,167,527	0.4	18,280,462
Prudential plc	719,770	0.4	17,667,016
Reckitt Benckiser Group plc	184,964	0.4	16,548,109
Rio Tinto plc	341,266	0.4	16,128,440
Royal Dutch Shell plc, A Shares	1,251,725	1.0	39,404,030
Royal Dutch Shell plc, B Shares	1,046,164	0.8	33,683,624
Unilever plc	356,056	0.5	20,179,099
Vodafone Group plc	7,389,349	0.5	21,136,039
Other Securities		7.6	314,525,209
		17.4	719,205,275
Total Common Stock
(Cost $3,137,345,040)			4,060,485,181

Preferred Stock 0.6% of net assets

Germany 0.5%
Other Securities		0.5	23,304,123

Italy 0.1%
Other Securities		0.1	2,088,320
Total Preferred Stock
(Cost $21,356,947)			25,392,443

Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets

Spain 0.0%
Other Securities		0.0	276,406
Total Rights
(Cost $271,849)			276,406

Other Investment Company 0.5% of net assets

United States 0.5%
Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	21,252,836	0.5	21,252,836
Total Other Investment Company
(Cost $21,252,836)			21,252,836
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.4% of net assets

Time Deposits 0.4%
Sumitomo Mitsui Banking Corp. 0.60%, 11/01/17 (c)	17,116,052	0.4	17,116,052
Other Securities		0.0	439,750
		0.4	17,555,802
Total Short-Term Investments
(Cost $17,555,802)			17,555,802

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	388	38,943,560	123,114
At 10/31/17, the values of certain foreign securities held by the fund aggregating $3,982,589,951 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $20,335,458.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$1,086,316,513	$—	$1,086,316,513
Austria	1,106,127	9,148,686	—	10,254,813
Finland	2,722,228	36,317,982	—	39,040,210
France	18,238,235	419,466,348	—	437,704,583
Hong Kong	3,610,067	135,302,109	—	138,912,176
Ireland	8,740,583	9,481,439	—	18,222,022
Israel	12,584,387	9,480,191	—	22,064,578
Italy	7,416,425	88,953,522	—	96,369,947
Japan	7,301,792	969,515,275	—	976,817,067
Netherlands	22,589,095	127,629,843	—	150,218,938
New Zealand	620,534	5,409,064	—	6,029,598
Norway	2,919,008	25,315,701	—	28,234,709
Portugal	—	6,237,005	— *	6,237,005
Switzerland	3,128,213	321,729,534	—	324,857,747
United Kingdom	12,283,052	706,894,296	27,927	719,205,275
Preferred Stock[1]	—	25,392,443	—	25,392,443
Rights [1]	276,406	—	—	276,406
Other Investment Company[1]	21,252,836	—	—	21,252,836
Short-Term Investments[1]	—	17,555,802	—	17,555,802
Futures Contracts[2]	123,114	—	—	123,114
Total	$124,912,102	$4,000,145,753	$27,927	$4,125,085,782
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $28,114,224 and $52,837,981 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period. Fund Investments in underlying mututal funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $3,176,529,638) including securities on loan of $20,335,458		$4,103,709,832
Collateral invested for securities on loan, at value (cost $21,252,836)		21,252,836
Foreign currency, at value (cost $66,395)		66,454
Deposit with broker for futures contracts		2,415,000
Receivables:
Fund shares sold		9,922,611
Dividends		8,741,305
Foreign tax reclaims		5,034,327
Variation margin on futures contracts		134,455
Income from securities on loan		47,920
Interest	+	285
Total assets		4,151,325,025
Liabilities
Collateral held for securities on loan		21,252,836
Payables:
Investments bought		89,972
Investment adviser fees		207,262
Fund shares redeemed	+	2,007,192
Total liabilities		23,557,262
Net Assets
Total assets		4,151,325,025
Total liabilities	–	23,557,262
Net assets		$4,127,767,763
Net Assets by Source
Capital received from investors		3,251,176,312
Net investment income not yet distributed		71,292,514
Net realized capital losses		(121,960,149)
Net unrealized capital appreciation		927,259,086

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,127,767,763		196,454,529		$21.01

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Schwab International Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $9,457,771)		$101,373,668
Interest		92,014
Securities on loan, net	+	906,885
Total investment income		102,372,567
Expenses 1
Investment adviser and administrator fees		2,955,892
Shareholder service fees		183,892
Index fees		182,167
Custodian fees		163,426
Registration fees		53,212
Shareholder reports		47,504
Portfolio accounting fees		37,308
Professional fees		18,505
Transfer agent fees		15,639
Interest expense		7,390
Independent trustees’ fees		6,395
Other expenses	+	18,699
Total expenses		3,690,029
Expense reduction by CSIM and its affiliates	–	330,201
Net expenses	–	3,359,828
Net investment income		99,012,739
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(14,444,306)
Net realized gains on futures contracts		7,098,669
Net realized losses on foreign currency transactions	+	(362,460)
Net realized losses		(7,708,097)
Net change in unrealized appreciation (depreciation) on investments		642,784,878
Net change in unrealized appreciation (depreciation) on futures contracts		551,767
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	405,323
Net change in unrealized appreciation (depreciation)	+	643,741,968
Net realized and unrealized gains		636,033,871
Increase in net assets resulting from operations		$735,046,610
[1]	See financial note 2(e) and financial note 4.
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Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$99,012,739	$87,842,148
Net realized losses		(7,708,097)	(41,952,856)
Net change in unrealized appreciation (depreciation)	+	643,741,968	(119,132,636)
Increase (decrease) in net assets from operations		735,046,610	(73,243,344)
Distributions to Shareholders
Distributions from net investment income		($92,318,949)	($77,100,360)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		67,629,186	$1,284,202,843	64,054,024	$1,096,906,593
Shares reinvested		4,417,331	75,315,502	3,569,073	61,423,757
Shares redeemed	+	(41,099,900)	(774,927,371)	(55,915,117)	(951,870,981)
Net transactions in fund shares		30,946,617	$584,590,974	11,707,980	$206,459,369
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		165,507,912	$2,900,449,128	153,799,932	$2,844,333,463
Total increase	+	30,946,617	1,227,318,635	11,707,980	56,115,665
End of period		196,454,529	$4,127,767,763	165,507,912	$2,900,449,128
Net investment income not yet distributed			$71,292,514		$63,872,618
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Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab International Index Fund	Schwab Target 2060 Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab® Monthly Income Fund – Moderate Payout
Schwab Target 2030 Fund	Schwab® Monthly Income Fund – Enhanced Payout
Schwab Target 2035 Fund	Schwab® Monthly Income Fund – Maximum Payout
Schwab Target 2040 Fund

SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab 1000 Index Fund	Schwab® Short-Term Bond Index Fund
Schwab Intermediate-Term Bond Fund™	Schwab Tax-Free Bond Fund™
Schwab GNMA Fund™	Schwab California Tax-Free Bond Fund™
Schwab ® Treasury Inflation Protected Securities Index Fund	Schwab Global Real Estate Fund™
Schwab ® U.S. Aggregate Bond Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2017 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trusts’ Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of October 31, 2017, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2017, if any, are disclosed in each fund’s Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds, except for Schwab 1000 Index Fund, may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details, see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Prior to March 1, 2017, expenses that were specific to a fund were charged directly to the fund. Expenses that were common to all funds within a trust were allocated among the funds in proportion to their average daily net assets.
Effective March 1, 2017, pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and each trust, the investment adviser pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2017, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
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Financial Notes (continued)

3. Risk Factors (continued):
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index.
Sampling Index Tracking Risk. If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategies. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
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Financial Notes (continued)

3. Risk Factors (continued):
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and each trust.
Effective March 1, 2017, for its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
0.03%	0.05%	0.05%	0.03%	0.06%
Prior to March 1, 2017, the advisory and administrative services fees of the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund were 0.06%, 0.15%, 0.06%, and 0.15%, respectively.
Prior to March 1, 2017, the advisory and administrative services fee of the Schwab 1000 Index Fund was as follows:
% of Average Daily Net Assets	Schwab 1000 Index Fund
First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%
For the period from November 1, 2016 to October 31, 2017, the aggregate advisory and administrative services fee paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
0.04%	0.10%	0.08%	0.04%	0.09%
Shareholder Servicing
Prior to March 1, 2017, the Board had adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enabled each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares were subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider was made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund paid no more than the amount set forth in the table below of the average annual daily net
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan were made as described above without regard to whether the fee was more or less than the service provider’s actual cost of providing the services, and if more, such excess may have been retained as profit by the service provider.
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
0.02%	0.10%	0.02%	0.02%	0.02%
Effective March 1, 2017, the Plan was terminated with respect to the funds and the funds are no longer charged shareholder servicing fees.
Expense Limitation
Effective March 1, 2017, the expense limitation was terminated for the funds. Under the new fee structure, CSIM pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.
Prior to March 1, 2017, CSIM and its affiliates had made an additional agreement with the funds, for so long as CSIM served as the investment adviser to the funds, which may only have been amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets was as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
0.09%	0.29%	0.17%	0.09%	0.19%
Investments from Affiliates
Certain Schwab Funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2017, as applicable:
	Underlying Funds
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio	0.7%	—%	3.3%	2.2%
Schwab MarketTrack Balanced Portfolio	0.4%	—%	1.6%	0.9%
Schwab MarketTrack Conservative Portfolio	0.1%	—%	0.5%	0.3%
Schwab MarketTrack Growth Portfolio	0.7%	—%	3.2%	1.8%
Schwab MarketTrack Growth Portfolio II	0.0%*	0.0%*	0.2%	0.1%
Schwab Target 2010 Fund	0.0%*	—%	—%	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	—%
Schwab Target 2020 Fund	0.3%	—%	—%	—%
Schwab Target 2025 Fund	0.3%	—%	—%	—%
Schwab Target 2030 Fund	0.6%	—%	—%	—%
Schwab Target 2035 Fund	0.3%	—%	—%	—%
Schwab Target 2040 Fund	0.6%	—%	—%	—%
Schwab Target 2045 Fund	0.1%	—%	—%	—%
Schwab Target 2050 Fund	0.1%	—%	—%	—%
Schwab Target 2055 Fund	0.0%*	—%	—%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	—%
*	Less than 0.05%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees, subject to reimbursement by the Schwab International Index Fund to the extent the fund is able to successfully recover taxes withheld in the future. As of October 31, 2017, the balance of professional fees related to foreign withholding tax subject to future reimbursement to the investment adviser was $131,932 for Schwab International Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2017, each fund’s total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab S&P 500 Index Fund	$162,740,519	($18,649,590)
Schwab 1000 Index Fund	117,562,482	17,607,537
Schwab Small-Cap Index Fund	40,888,123	(6,425,481)
Schwab Total Stock Market Index Fund	68,823,576	(6,532,941)
Schwab International Index Fund	539,659	—

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. Effective March 1, 2017, the funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. Prior to March 1, 2017, the funds paid independent trustees, as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. Effective March 1, 2017, where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowings by a fund. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
Effective December 1, 2017, the funds are participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount of any fund borrowings.
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Financial Notes (continued)

6. Borrowing from Banks (continued):
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. Since March 1, 2017, where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2017 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2017, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab S&P 500 Index Fund	$191,234,289	1,617
Schwab 1000 Index Fund	48,506,693	411
Schwab Small-Cap Index Fund	25,724,285	343
Schwab Total Stock Market Index Fund	32,167,485	295
Schwab International Index Fund	35,286,534	385

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab S&P 500 Index Fund	$3,003,479,598	$507,375,190
Schwab 1000 Index Fund	370,650,754	413,529,467
Schwab Small-Cap Index Fund	748,243,010	356,684,649
Schwab Total Stock Market Index Fund	952,640,235	113,454,160
Schwab International Index Fund	702,013,771	105,006,373

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the funds no longer charge redemption fees. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/16-10/31/17)	Prior Period (11/1/15-10/31/16)
Schwab S&P 500 Index Fund	$110,332	$369,401
Schwab 1000 Index Fund	8,551	27,980
Schwab Small-Cap Index Fund	13,135	12,505
Schwab Total Stock Market Index Fund	35,265	54,925
Schwab International Index Fund	13,908	46,804
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Financial Notes (continued)

10. Federal Income Taxes:
As of October 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Tax cost	$15,526,220,262	$2,037,560,022	$2,503,523,340	$3,981,127,727	$3,260,966,091
Gross unrealized appreciation	$14,838,222,231	$5,681,509,253	$1,313,509,321	$2,908,492,813	$1,020,515,918
Gross unrealized depreciation	(390,622,724)	(23,648,193)	(187,211,236)	(114,595,609)	(156,396,227)
Net unrealized appreciation (depreciation)	$14,447,599,507	$5,657,861,060	$1,126,298,085	$2,793,897,204	$864,119,691
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Undistributed ordinary income	$440,675,311	$106,037,341	$48,963,499	$93,046,239	$102,236,502
Undistributed long-term capital gains	—	189,915,600	119,634,274	11,092,563	—
Net unrealized appreciation (depreciation) on investments	14,447,599,507	5,657,861,060	1,126,298,085	2,793,897,204	864,119,691
Net other unrealized appreciation (depreciation)	—	—	—	—	(44,222)
Total	$14,888,274,818	$5,953,814,001	$1,294,895,858	$2,898,036,006	$966,311,971
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2017, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
No expiration	$—	$—	$—	$—	$89,720,520
Total	$—	$—	$—	$—	$89,720,520
For the year ended October 31, 2017, the funds had capital loss carryforwards utilized and capital losses expired as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Capital loss carryforwards utilized	$—	$—	$—	$—	$5,786,723
Capital losses expired	—	—	—	—	13,252,761
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Financial Notes (continued)

10. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Current period distributions
Ordinary income	$475,283,514	$118,201,282	$39,963,730	$95,406,007	$92,318,949
Long-term capital gains	122,940,295	104,593,102	77,932,853	23,632,325	—
Prior period distributions
Ordinary income	$445,863,757	$116,634,011	$46,401,819	$85,807,300	$77,100,360
Long-term capital gains	213,585,458	264,435,992	123,568,288	35,893,803	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2017, the funds made the following reclassifications:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Capital shares	$—	$—	$—	$—	($13,252,761)
Undistributed net investment income	(6,516,646)	(2,225,506)	(1,130,552)	(1,851,529)	726,106
Net realized capital gains (losses)	6,516,646	2,225,506	1,130,552	1,851,529	12,526,655
As of October 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the funds did not incur any interest or penalties.

11. Custody Out-of-Pocket Fee Reimbursement:
In December 2015, State Street, the funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid to the funds during the period ended October 31, 2017 as a reimbursement. State Street made payment to a fund if the inaccurate billing occurred when the fund’s operating expenses were not contractually waived by CSIM. If CSIM was contractually waiving fees when the inaccurate billing occurred, State Street made that payment directly to CSIM to the extent of amounts waived by CSIM; any additional amounts were applied to the fund. The amounts applied to each fund were recognized as a change in accounting estimate. This resulted in a decrease in Net expenses and an overall increase in Net assets. The payment is netted with Custodian fees in each fund’s Statement of Operations. Below are the amounts that were reimbursed to the funds and to CSIM for the period ended October 31, 2017:
	State Street to Fund	State Street to CSIM
Schwab S&P 500 Index Fund	$1,142	$2,495
Schwab 1000 Index Fund	2,243	2,394
Schwab Small-Cap Index Fund	8	1,732
Schwab Total Stock Market Index Fund	343	1,693
Schwab International Index Fund	—	4,477
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Financial Notes (continued)

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab 1000 Index Fund (one of the funds constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the funds constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2017
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Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $8,493,857 to its shareholders for the year ended October 31, 2017. The respective foreign source income on the fund is $110,831,439.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2017, qualify for the corporate dividends received deduction:
Percentage
Schwab S&P 500 Index Fund	93.32
Schwab 1000 Index Fund	99.37
Schwab Small-Cap Index Fund	60.02
Schwab Total Stock Market Index Fund	89.19
Schwab International Index Fund	—
For the fiscal year ended October 31, 2017, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.

Schwab S&P 500 Index Fund	$467,082,763
Schwab 1000 Index Fund	118,201,282
Schwab Small-Cap Index Fund	24,888,163
Schwab Total Stock Market Index Fund	89,758,562
Schwab International Index Fund	85,084,585
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2017:

Schwab S&P 500 Index Fund	$122,940,295
Schwab 1000 Index Fund	104,593,102
Schwab Small-Cap Index Fund	77,932,853
Schwab Total Stock Market Index Fund	23,632,325
Schwab International Index Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017. As part of the Board’s consideration of the renewal of the Agreements, the Board considered information it reviewed in connection with amended and restated advisory agreements between the Trusts and CSIM that were approved by the Board at a meeting held on January 18, 2017, as well as an amendment to the amended and restated advisory agreement between Schwab Capital Trust and CSIM that was approved by the Board at a meeting held on February 28, 2017. A discussion regarding the basis for the Board’s approval of the amendment and restated advisory agreements and the amendment to the amended and restated advisory agreement between Schwab Capital Trust and CSIM is available in the Funds’ 2017 semiannual report, which covers the period from November 1, 2016 through April 30, 2017.
The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team,

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portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below, and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and varied levels of profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Equity Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index  An index that measures the performance of all publicly traded stocks of companies headquartered in the U.S. for which pricing data is readily available - currently more than 3,800 stocks. The index is a float adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
International Spliced Index  An internally calculated index comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011, the MSCI EAFE Index from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index  An index that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
Small-Cap Spliced Index  An internally calculated index comprised of the Schwab Small-Cap Index from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
stock  A share of ownership, or equity, in the issuing company.

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Schwab Equity Index Funds
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Equity Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

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Notes

Notes

Schwab Equity Index Funds
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR13810-20
00201784

Annual Report  |  October 31, 2017
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental
International Large Company
Index Fund
Schwab Fundamental
International Small Company
Index Fund
Schwab Fundamental
Emerging Markets Large
Company Index Fund
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2017
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	19.69%
Russell RAFITM US Large Company Index	20.02%
Russell 1000® Index	23.67%
Fund Category: Morningstar Large Value[1]	19.35%
Performance Details	pages 7-9

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	22.94%
Russell RAFITM US Small Company Index	23.16%
Russell 2000® Index	27.85%
Fund Category: Morningstar Small Blend[1]	24.89%
Performance Details	pages 10-12

Schwab Fundamental International Large Company Index Fund[2] (Ticker Symbol: SFNNX)	23.83%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	23.69%
MSCI EAFE® Index (Net)[3]	23.44%
Fund Category: Morningstar Foreign Large Value[1]	21.31%
Performance Details	pages 13-15
Total Return for the 12 Months Ended October 31, 2017
Schwab Fundamental International Small Company Index Fund[2] (Ticker Symbol: SFILX)	25.23%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	25.30%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	25.86%
Fund Category: Morningstar Foreign Small/Mid Blend[1]	27.34%
Performance Details	pages 16-18

Schwab Fundamental Emerging Markets Large Company Index Fund[2] (Ticker Symbol: SFENX)	21.96%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	22.42%
MSCI Emerging Markets Index (Net)[3]	26.45%
Fund Category: Morningstar Diversified Emerging Markets[1]	22.97%
Performance Details	pages 19-21

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Index Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading. Any intellectual property rights in the index values and constituent lists vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of the funds. For full disclaimer please see the funds’ statement of additional information. Effective December 1, 2016, the name of the index series and the associated indices were changed by the index provider. No other changes to the index series or indices have occurred.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Investors tend to think about risk differently. At Charles Schwab Investment Management, we seek to provide a set of products that suit a range of risk appetites. That’s true of the broad lineup of mutual funds and exchange-traded funds (ETFs) we provide, and also within specific strategies such as index funds.
Beginning in 2007, we began offering Fundamental Index funds as a way to provide investors with differentiated performance relative to our market cap index funds. The Schwab Fundamental Index Funds are rooted in the premise that markets are constantly seeking fair value but prices are rarely precisely right. At any point in time, some companies are overpriced and others are underpriced. Rather than weight fund holdings based on a company’s market valuation, the funds weight the holdings based on fundamental economic measures of a company’s size such as adjusted sales, retained operating cash flow, and dividends plus buybacks.
When stock prices broadly advance like they have in recent years, Fundamental Index funds tend to become more value-oriented than market cap index funds. Therefore, they sell overvalued stocks and add to positions in undervalued stocks. That means they may at times underperform market cap index funds when prices are constantly rising and investors are focused on growth. But it also means they are more likely to outperform when further appreciation becomes challenged and investor sentiment shifts back to value.
Rather than try to time these market changes, we believe that investors can benefit from exposure to both Fundamental Index and market cap index funds, as well as exposure to actively managed strategies that may strengthen downside protection. And investors appear to agree. As of July 19th, shareholders have entrusted us with $20 billion of their assets held in our Fundamental Index mutual funds and ETFs, reflecting what we believe to be both the popularity of such strategies as well as our reputation as a trusted investment manager.
While we’re proud of such milestones, most importantly, we’re honored to serve our investors. We’re committed to putting investors first—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Index Funds and for the funds’ financial statements, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ As of July 19th, shareholders have entrusted us with $20 billion of their assets held in our Fundamental Index mutual funds and ETFs, reflecting what we believe to be both the popularity of such strategies as well as our reputation as a trusted investment manager.”
Schwab is a registered trademark of Charles Schwab & Co., Inc. Fundamental Index is a registered trademark of Research Affiliates LLC.
Management views may have changed since the report date.
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Schwab Fundamental Index Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2017, both U.S. and international equity markets generated positive returns. U.S. stocks rallied amid expectations for reflationary policies from the Trump administration, as well as short-term interest rate hikes from the Federal Reserve (Fed) and high levels of consumer confidence. Outside the U.S., a generally strengthening global economic outlook and continued accommodative monetary policies from many of the world’s central banks supported international equities. Emerging market stocks, supported by strengthening global economic growth, a weaker U.S. dollar, and stabilizing oil and commodity prices, also rallied over the reporting period. Due in part to solid global economic growth, traditionally cyclical sectors, such as Information Technology and Health Care, generally outperformed more value-oriented sectors, such as Consumer Staples and Energy. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 23.63%, while the Russell 2000® Index, a U.S. small-cap company measure, returned 27.85% for the reporting period. Internationally, the MSCI EAFE® Index (Net)*, a broad measure of international developed equity performance, returned 23.44%, and the MSCI Emerging Markets Index (Net)* returned 26.45% for the same period.
Global economic growth improved over the reporting period. In August, all 45 of the major economies tracked by the Organization for Economic Cooperation and Development were growing together for the first time in a decade, with many on track to grow faster than they did in 2016. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. After a slow 2016 and beginning to 2017, quarterly gross domestic product (GDP) picked up in the second quarter to an annualized pace of 3.1%, driven by an increase in personal consumption expenditures. Consumer confidence also remained high, peaking soon after the U.S. presidential election and remaining elevated throughout the reporting period. Internationally, the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. GDP also grew in Japan over the reporting period amid strong consumer spending and exports, marking seven straight quarters of growth and the longest run in nearly two decades. In China, growth remained strong amid solid domestic demand, though the country’s reliance on debt remained a source of concern.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
The Investment Environment (continued)

During the 12-month reporting period, monetary policy remained generally accommodative across the globe, though several central banks took steps toward tighter policies. In the U.S., the Fed raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. The increases were in increments of 0.25%, with the federal funds rate ending the reporting period in a range of 1.00% to 1.25%. However, even with progress toward a more normalized interest rate environment, U.S. interest rates remained low by historical averages. The Fed also announced in September it would begin unwinding its $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. Outside the U.S., the People’s Bank of China also tightened monetary policy, raising key interest rates several times over the reporting period. In developed international markets, the Bank of England (BoE) maintained interest rates at or near record lows, and the European Central Bank (ECB) announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. Meanwhile, the Bank of Japan introduced yield curve management as a policy tool in September 2017 and maintained negative interest rates throughout the reporting period. Though inflation remained stubbornly low across much of Europe and Asia, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and in August, BoE governor Mark Carney cautioned that a rate increase may come as soon as within the next year. (After the end of the reporting period in early November, the BoE raised its benchmark rate to 0.5%—the first increase in 10 years.)
Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea. Otherwise, market volatility, as measured by the CBOE Volatility Index®1 (or VIX®), fell over the reporting period, hitting an all-time low in early October. These low levels of volatility, combined with high consumer confidence, contributed to the momentum-driven rally in cyclical sectors. Meanwhile, most equities rose over the 12-month reporting period, with stock markets in the U.S. reaching record highs several times over the period. In late 2016 and early 2017, U.S. stocks rallied amid expectations for policy changes from the Trump administration, including financial deregulation, increased infrastructure spending, and tax reform. As the reporting period continued and meaningful progress stalled in Washington, strong corporate earnings and solid underlying economic data drove the positive performance of U.S. stocks. Outside the U.S., the performance of international developed stocks continued to be supported by generally accommodative monetary policies and improving global growth.
[1]	The CBOE Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
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Schwab Fundamental Index Funds
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s Passive Equity Funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in September 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
6
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund as of October 31, 2017

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  U.S. equity markets generated positive returns over the 12-month reporting period. U.S. stocks rallied amid expectations for reflationary policies from the Trump administration, as well as short-term interest rate hikes from the Federal Reserve (Fed) and high levels of consumer confidence. The Fed raised short-term interest rates three times over the reporting period, despite continued low levels of inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  The fund generally tracked the index for the reporting period. The fund returned 19.69% for the 12-month reporting period ended October 31, 2017, while the index returned 20.02%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.  From a sector standpoint, the Telecommunication Services sector, which includes companies involved in diversified and wireless telecommunication services, was the only detractor from the returns of both the index and the fund. The Telecommunication Services sector represented an average weight of approximately 3% of the fund’s investments and returned approximately -3% for the reporting period. Within this sector, the Frontier Communications Corp., a telecommunications company, was one of the largest detractors, with the fund’s holdings of this company returning approximately -76%.
Over the reporting period, the Real Estate sector was the smallest contributor to overall fund performance. Real Estate stocks represented an average weight of approximately 1% of the fund’s investments and returned approximately 10% for the reporting period.
The Information Technology sector, which includes companies involved in internet and software services, contributed the most to the returns of the index and the fund. Representing an average weight of approximately 16% of the fund’s investments, the Information Technology sector returned approximately 35% for the reporting period. One example from this sector is Apple Inc. Due in part to the launch of new products, the fund’s holdings of Apple Inc. returned approximately 52% for the reporting period.
The fund’s holdings in the Financials sector also meaningfully contributed to overall fund performance, representing an average weight of approximately 14% of the fund’s investments and returning approximately 35%.

Management views and portfolio holdings may have changed since the report date.
7
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2,3

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	19.69%	13.99%	7.74%
Russell RAFITM US Large Company Index[3]	20.02%	14.40%	N/A
Fundamental U.S. Large Company Spliced Index	20.02%	14.40%	8.01%
Russell 1000® Index	23.67%	15.18%	7.61%
Fund Category: Morningstar Large Value[4]	19.35%	12.64%	5.76%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental US Large Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM US Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
8
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	661
Weighted Average Market Cap (millions)	$150,465
Price/Earnings Ratio (P/E)	19.9
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	15%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
9
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund as of October 31, 2017

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  U.S. equity markets generated positive returns over the 12-month reporting period. U.S. stocks rallied amid expectations for reflationary policies from the Trump administration, as well as short-term interest rate hikes from the Federal Reserve (Fed) and high levels of consumer confidence. The Fed raised short-term interest rates three times over the reporting period, despite continued low levels of inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  The fund generally tracked the index for the reporting period. The fund returned 22.94% for the 12-month reporting period ended October 31, 2017, while the index returned 23.16%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.  Telecommunication Services stocks were the largest detractors from the returns of both the index and the fund. The Telecommunication Services sector, which includes companies involved in diversified and wireless telecommunication services, represented an average weight of approximately 1% of the fund’s investments and returned approximately -2% for the reporting period. One example from this sector is Windstream Holdings, Inc. The fund’s holdings of Windstream Holdings, Inc. returned approximately -46%.
Over the reporting period, the Consumer Staples sector was the smallest contributor to overall fund performance. Consumer Staples stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 3% for the reporting period.
The fund’s holdings in the Industrials sector were the largest contributors to the return of the fund. Industrials stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 32%, representing the overall positive performance of companies involved in capital goods, commercial and professional services, as well as transportation. One example from this sector is the fund’s holdings of Textainer Group Holdings Limited which generated a triple-digit return of approximately 157%.
The Information Technology sector was another contributor to overall fund performance. Information Technology stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 36% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
10
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2,3

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	22.94%	14.84%	8.93%
Russell RAFITM US Small Company Index[3]	23.16%	15.19%	N/A
Fundamental U.S. Small Company Spliced Index	23.16%	15.19%	9.40%
Russell 2000® Index	27.85%	14.49%	7.63%
Fund Category: Morningstar Small Blend[4]	24.89%	13.40%	7.07%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental US Small Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM US Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
11
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	898
Weighted Average Market Cap (millions)	$4,814
Price/Earnings Ratio (P/E)	22.7
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	27%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
12
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund as of October 31, 2017

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Developed ex US Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  International equity markets generated positive returns for the 12-month reporting period. A generally strengthening global economic outlook and continued accommodative monetary policies from many of the world’s central banks supported international equities. The eurozone’s recovery accelerated over the reporting period. Gross domestic product also grew in Japan over the reporting period, driven by strong consumer spending and solid foreign trade, marking seven straight quarters of growth for this country.
Performance.  The fund closely tracked the index for the reporting period. The fund returned 23.83% for the 12-month reporting period ended October 31, 2017, while the index returned 23.69%. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1
Contributors and Detractors.  From a country standpoint, stocks from Japan were the largest contributors to the returns of both the index and the fund. Japanese stocks represented an average weight of approximately 22% of the fund’s investments and returned approximately 20% in U.S. dollar terms. Showa Denko K.K., a chemical engineering firm that manufactures chemical products and industrial materials, is one example of the fund’s holdings from this country. The fund’s holdings of Showa Denko K.K. generated a triple-digit return of approximately 155% in U.S. dollar terms for the reporting period.
The fund’s holdings in Germany also contributed to overall fund performance, representing an average weight of approximately 10% of the fund’s investments and returning approximately 35% in U.S. dollar terms.
Israeli stocks detracted the most from the returns of the index and the fund. Representing an average weight of less than 1% of the fund’s investments, stocks from Israel returned approximately -34% in U.S. dollar terms for the reporting period. One example from this country is Teva Pharmaceutical Industries, an Israeli multinational pharmaceutical company that develops branded and generic drugs. The fund’s holdings of Teva Pharmaceutical Industries returned approximately -66% in U.S. dollar terms.
Stocks from the New Zealand also detracted from the return of both the index and the fund. New Zealand stocks represented less than1% of the fund’s investments and returned approximately -10% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
13
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1,2,3,4

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	23.83%	9.20%	1.30%
Russell RAFITM Developed ex US Large Company Index (Net)[3,4]	23.69%	9.43%	N/A
Fundamental Developed ex-U.S. Large Company Spliced Index	23.69%	9.43%	1.84%
MSCI EAFE® Index (Net)[4]	23.44%	8.53%	1.10%
Fund Category: Morningstar Foreign Large Value[5]	21.31%	7.14%	0.40%
Fund Expense Ratio[6]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental International Large Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM Developed ex US Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
14
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	856
Weighted Average Market Cap (millions)	$61,828
Price/Earnings Ratio (P/E)	15.6
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	11%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
15
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund as of October 31, 2017

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Small Company Index (Net) (the index), which measures the performance of the small company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Developed ex US Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  International equity markets generated positive returns for the 12-month reporting period. A generally strengthening global economic outlook and continued accommodative monetary policies from many of the world’s central banks supported international equities. The eurozone’s recovery accelerated over the reporting period. Gross domestic product also grew in Japan over the reporting period, driven by strong consumer spending and solid foreign trade, marking seven straight quarters of growth for this country.
Performance.  The fund closely tracked the index for the reporting period. The fund returned 25.23% for the 12-month reporting period ended October 31, 2017, while the index returned 25.30%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1
Contributors and Detractors.  Stocks from New Zealand provided the least contribution to overall fund performance. Representing an average weight of approximately 1% of the fund’s investments, New Zealand stocks returned approximately 9% in U.S. dollar terms. One example from this country is SKY Network Television Limited, a pay television satellite TV provider. The fund’s holdings of SKY Network Television Limited returned approximately -43% in U.S. dollar terms.
Stocks from Luxembourg also provided little contribution to the return of both the index and the fund. The fund’s holdings in this country represented an average weight of approximately 1% of the fund’s investments and returned approximately 23% in U.S. dollar terms for the reporting period.
Stocks from Japan were among the largest contributors to the fund’s return, representing an average weight of approximately 38% of the fund’s investments and returning approximately 21% in U.S. dollar terms. Among the fund’s Japanese stocks, one of the strongest contributors to fund performance was Tokai Carbon Co., Ltd, a developer of graphite material for use in nuclear power. The fund’s holdings of Tokai Carbon Co., Ltd. generated a triple-digit return of approximately 230% in U.S. dollar terms.
The fund’s holdings in the United Kingdom also contributed to overall fund performance, representing an average weight of approximately 11% of the fund’s investments and returning approximately 35% in U.S. dollar terms for the reporting period.
Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
16
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 31, 2008 – October 31, 2017)1,2,3,4

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	25.23%	12.63%	7.22%
Russell RAFITM Developed ex US Small Company Index (Net)[3,4]	25.30%	13.13%	N/A
Fundamental Developed ex-U.S. Small Company Spliced Index	25.30%	13.13%	8.38%
S&P Developed ex-U.S. Small Cap Index (Net)[4]	25.86%	11.67%	5.60%
Fund Category: Morningstar Foreign Small/Mid Blend[5]	27.34%	11.09%	N/A
Fund Expense Ratio[6]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental International Small Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM Developed ex US Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
17
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	1,488
Weighted Average Market Cap (millions)	$3,882
Price/Earnings Ratio (P/E)	16.8
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	21%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund as of October 31, 2017

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Emerging Markets Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  International equity markets generated positive returns for the 12-month reporting period. A generally strengthening global economic outlook and continued accommodative monetary policies from many of the world’s central banks supported international equities. Emerging market stocks, supported by strengthening global economic growth, a weaker U.S. dollar, and stabilizing oil and commodity prices, rallied over the reporting period. In China, growth remained strong amid solid domestic demand, though the country’s reliance on debt remained a source of concern.
Performance.  The fund generally tracked the index for the reporting period. The fund returned 21.96% for the 12-month reporting period ended October 31, 2017, while the index returned 22.42%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Additionally, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative underperformance.1
Contributors and Detractors.  From a country standpoint, stocks from the United Arab Emirates (UAE) provided the least contribution to the returns of both the index and the fund. UAE stocks represented an average weight of less than 1% of the fund’s investments and returned -1% in U.S. dollar terms. Emirates Telecommunications Group Company, a holding company with interests in the telecommunication and information technology sectors, is the only fund holding from this country. The fund’s holdings of Emirates Telecommunications Group Company returned approximately -1% in U.S. dollar terms for the reporting period.
The fund’s holdings in the Philippines also provided little contribution to overall fund performance, representing an average weight of approximately 1% of the fund’s investments and returning approximately 10% in U.S. dollar terms.
South Korean stocks contributed the most to the returns of both the index and the fund. Representing an average weight of approximately 19% of the fund’s investments, stocks from South Korea generated a return of approximately 47% in U.S. dollar terms. One example from this country is multinational electronic component company Samsung Electro-Mechanics Co., Ltd. The fund’s holdings of Samsung Electro-Mechanics Co., Ltd returned approximately 129% in U.S. dollar terms.
Stocks from China also contributed to overall fund performance representing an average weight of approximately 16% of the fund’s investments and returned approximately 23% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 31, 2008 – October 31, 2017)1,2,3,4

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	21.96%	3.77%	2.01%
Russell RAFITM Emerging Markets Large Company Index (Net)[3,4]	22.42%	4.55%	N/A
Fundamental Emerging Markets Large Company Spliced Index	22.42%	4.55%	3.47%
MSCI Emerging Markets Index (Net)[4]	26.45%	4.83%	2.71%
Fund Category: Morningstar Diversified Emerging Markets[5]	22.97%	4.59%	N/A
Fund Expense Ratio[6]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFITM Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Emerging Markets Large Company Index Fund and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes to the index have occurred.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFITM Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics1
Number of Holdings	318
Weighted Average Market Cap (millions)	$78,426
Price/Earnings Ratio (P/E)	11.4
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	18%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
21
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2017 and held through October 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,069.00	$1.30
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental US Small Company Index Fund
Actual Return	0.25%	$1,000.00	$1,054.40	$1.29
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental International Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,117.00	$1.33
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.94	$1.28
Schwab Fundamental International Small Company Index Fund
Actual Return	0.39%	$1,000.00	$1,124.10	$2.09
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.39%	$1,000.00	$1,104.80	$2.07
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$15.12	$15.14	$15.56	$13.65	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.35 [1]	0.34 [1]	0.33 [1]	0.26	0.24
Net realized and unrealized gains (losses)	2.52	0.44	(0.10)	1.87	2.89
Total from investment operations	2.87	0.78	0.23	2.13	3.13
Less distributions:
Distributions from net investment income	(0.34)	(0.34)	(0.26)	(0.22)	(0.24)
Distributions from net realized gains	(0.76)	(0.46)	(0.39)	—	—
Total distributions	(1.10)	(0.80)	(0.65)	(0.22)	(0.24)
Net asset value at end of period	$16.89	$15.12	$15.14	$15.56	$13.65
Total return	19.69%	5.61%	1.44%	15.74%	29.67%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.30% [2]	0.35%	0.35%	0.35%	0.35%
Gross operating expenses	0.31% [2]	0.39%	0.39%	0.39%	0.41%
Net investment income (loss)	2.19%	2.33%	2.16%	1.95%	2.03%
Portfolio turnover rate	15%	11%	12%	14%	10%
Net assets, end of period (x 1,000,000)	$5,367	$4,569	$4,886	$4,465	$3,020

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 1.7%
Ford Motor Co.	2,019,831	0.5	24,783,326
General Motors Co.	709,068	0.6	30,475,743
Other Securities		0.6	33,974,603
		1.7	89,233,672

Banks 5.0%
Bank of America Corp.	1,178,794	0.6	32,287,168
Citigroup, Inc.	600,952	0.8	44,169,972
JPMorgan Chase & Co.	681,443	1.3	68,559,980
Wells Fargo & Co.	1,002,513	1.0	56,281,080
Other Securities		1.3	69,382,820
		5.0	270,681,020

Capital Goods 8.3%
3M Co.	126,781	0.5	29,183,718
Caterpillar, Inc.	204,477	0.5	27,767,977
General Electric Co.	2,135,278	0.8	43,047,204
The Boeing Co.	110,492	0.5	28,504,726
United Technologies Corp.	243,342	0.5	29,142,638
Other Securities		5.5	286,755,781
		8.3	444,402,044

Commercial & Professional Services 0.6%
Other Securities		0.6	31,457,939

Consumer Durables & Apparel 1.2%
Other Securities		1.2	66,885,293

Consumer Services 1.8%
McDonald's Corp.	217,148	0.7	36,244,173
Other Securities		1.1	62,038,289
		1.8	98,282,462

Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	322,486	1.1	60,285,532
The Charles Schwab Corp. (b)	65,715	0.1	2,946,661
The Goldman Sachs Group, Inc.	110,709	0.5	26,844,718
Other Securities		3.1	165,872,517
		4.8	255,949,428

Security	Number of Shares	% of Net Assets	Value ($)
Energy 13.2%
Chevron Corp.	1,128,722	2.4	130,807,593
ConocoPhillips	981,482	0.9	50,202,804
Exxon Mobil Corp.	2,531,391	3.9	210,991,440
Marathon Petroleum Corp.	415,752	0.5	24,837,024
Phillips 66	390,008	0.7	35,521,929
Schlumberger Ltd.	407,460	0.5	26,077,440
Valero Energy Corp.	470,946	0.7	37,152,930
Other Securities		3.6	195,203,715
		13.2	710,794,875

Food & Staples Retailing 3.6%
CVS Health Corp.	596,356	0.8	40,868,277
Wal-Mart Stores, Inc.	970,962	1.6	84,774,692
Other Securities		1.2	67,067,032
		3.6	192,710,001

Food, Beverage & Tobacco 4.3%
PepsiCo, Inc.	323,033	0.7	35,607,928
Philip Morris International, Inc.	368,338	0.7	38,542,888
The Coca-Cola Co.	832,173	0.7	38,263,315
Other Securities		2.2	120,843,940
		4.3	233,258,071

Health Care Equipment & Services 5.4%
Anthem, Inc.	144,000	0.6	30,126,240
UnitedHealth Group, Inc.	221,186	0.9	46,497,721
Other Securities		3.9	210,708,536
		5.4	287,332,497

Household & Personal Products 1.7%
The Procter & Gamble Co.	696,445	1.1	60,131,061
Other Securities		0.6	30,993,788
		1.7	91,124,849

Insurance 3.8%
American International Group, Inc.	523,092	0.6	33,796,974
Other Securities		3.2	167,849,637
		3.8	201,646,611

Materials 4.0%
DowDuPont, Inc.	515,838	0.7	37,300,246
Other Securities		3.3	179,895,359
		4.0	217,195,605

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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media 2.7%
Comcast Corp., Class A	944,694	0.6	34,037,325
The Walt Disney Co.	342,262	0.6	33,476,646
Time Warner, Inc.	253,383	0.5	24,905,015
Other Securities		1.0	50,734,444
		2.7	143,153,430

Pharmaceuticals, Biotechnology & Life Sciences 5.8%
Johnson & Johnson	470,617	1.2	65,608,716
Merck & Co., Inc.	721,192	0.7	39,730,467
Pfizer, Inc.	2,126,264	1.4	74,546,816
Other Securities		2.5	129,516,039
		5.8	309,402,038

Real Estate 1.3%
Other Securities		1.3	69,535,343

Retailing 4.4%
Lowe's Cos., Inc.	310,895	0.5	24,856,055
Target Corp.	413,333	0.5	24,403,180
The Home Depot, Inc.	261,423	0.8	43,338,705
Other Securities		2.6	145,704,666
		4.4	238,302,606

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	1,831,296	1.6	83,305,655
Other Securities		1.8	99,708,641
		3.4	183,014,296

Software & Services 7.4%
International Business Machines Corp.	420,411	1.2	64,768,519
Microsoft Corp.	1,252,218	1.9	104,159,493
Oracle Corp.	746,904	0.7	38,017,414
Other Securities		3.6	188,244,363
		7.4	395,189,789

Technology Hardware & Equipment 5.9%
Apple, Inc.	1,001,497	3.2	169,293,053
Cisco Systems, Inc.	1,241,561	0.8	42,399,308
Other Securities		1.9	106,383,441
		5.9	318,075,802

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 3.0%
AT&T, Inc.	2,315,194	1.5	77,906,278
Verizon Communications, Inc.	1,296,139	1.2	62,046,174
Other Securities		0.3	19,776,838
		3.0	159,729,290

Transportation 2.2%
Union Pacific Corp.	210,235	0.5	24,343,111
Other Securities		1.7	91,379,958
		2.2	115,723,069

Utilities 4.0%
Other Securities		4.0	214,560,924
Total Common Stock
(Cost $3,747,825,331)			5,337,640,954

Other Investment Company 0.5% of net assets

Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (c)	29,273,546	0.5	29,273,546
Total Other Investment Company
(Cost $29,273,546)			29,273,546

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	234	30,100,590	54,704
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $28,388,424.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

The fund owns shares of an affiliate, The Charles Schwab Corp. since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended October 31, 2017:
	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Dividends Received
The Charles Schwab Corp.	72,715	—	(7,000)	65,715	$771,725	$171,383	$21,982

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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$5,337,640,954	$—	$—	$5,337,640,954
Other Investment Company[1]	29,273,546	—	—	29,273,546
Futures Contracts[2]	54,704	—	—	54,704
Total	$5,366,969,204	$—	$—	$5,366,969,204
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investment in affiliated issuer, at value (cost $1,140,816)		$2,946,661
Investments in unaffiliated issuers, at value (cost $3,746,684,515) including securities on loan of $28,388,424		5,334,694,293
Collateral invested for securities on loan, at value (cost $29,273,546)		29,273,546
Deposit with broker for futures contracts		1,165,500
Receivables:
Investments sold		24,885,586
Dividends		5,664,817
Fund shares sold		5,122,630
Income from securities on loan		68,292
Variation margin on futures contracts	+	50,358
Total assets		5,403,871,683
Liabilities
Collateral held for securities on loan		29,273,546
Payables:
Investment adviser fees		1,145,001
Due to custodian		3,584,517
Fund shares redeemed		2,473,673
Accrued expenses	+	198,440
Total liabilities		36,675,177
Net Assets
Total assets		5,403,871,683
Total liabilities	–	36,675,177
Net assets		$5,367,196,506
Net Assets by Source
Capital received from investors		3,639,868,810
Net investment income not yet distributed		90,506,807
Net realized capital gains		46,950,562
Net unrealized capital appreciation		1,589,870,327

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,367,196,506		317,767,403		$16.89

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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated issuer		$21,982
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $15,541)		128,448,496
Securities on loan, net	+	905,831
Total investment income		129,376,309
Expenses 1
Investment adviser and administrator fees		12,408,245
Shareholder service fees		1,809,401
Index fees		1,484,303
Transfer agent fees		151,127
Registration fees		99,257
Shareholder reports		82,181
Portfolio accounting fees		54,000
Custodian fees		44,222
Professional fees		35,374
Independent trustees’ fees		18,335
Interest expense		3,380
Other expenses	+	48,098
Total expenses		16,237,923
Expense reduction by CSIM and its affiliates	–	739,366
Net expenses	–	15,498,557
Net investment income		113,877,752
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		171,383
Net realized gains on unaffiliated issuers		50,430,328
Net realized gains on futures contracts	+	5,779,510
Net realized gains		56,381,221
Net change in unrealized appreciation (depreciation) on affiliated issuer		771,725
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		740,281,262
Net change in unrealized appreciation (depreciation) on futures contracts	+	309,528
Net change in unrealized appreciation (depreciation)	+	741,362,515
Net realized and unrealized gains		797,743,736
Increase in net assets resulting from operations		$911,621,488
[1]	See financial note 2(e) and financial note 4.
28
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$113,877,752	$108,811,377
Net realized gains		56,381,221	237,469,517
Net change in unrealized appreciation (depreciation)	+	741,362,515	(96,510,495)
Increase in net assets from operations		911,621,488	249,770,399
Distributions to Shareholders
Distributions from net investment income		(106,432,914)	(108,957,758)
Distributions from net realized gains	+	(235,982,514)	(146,034,638)
Total distributions		($342,415,428)	($254,992,396)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		69,847,473	$1,104,160,813	60,574,518	$881,245,699
Shares reinvested		14,226,127	219,082,355	11,581,875	160,408,965
Shares redeemed	+	(68,569,481)	(1,094,190,189)	(92,533,795)	(1,353,159,351)
Net transactions in fund shares		15,504,119	$229,052,979	(20,377,402)	($311,504,687)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		302,263,284	$4,568,937,467	322,640,686	$4,885,664,151
Total increase or decrease	+	15,504,119	798,259,039	(20,377,402)	(316,726,684)
End of period		317,767,403	$5,367,196,506	302,263,284	$4,568,937,467
Net investment income not yet distributed			$90,506,807		$87,137,069
29
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.69	$12.82	$13.51	$12.78	$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.21 [1]	0.18 [1]	0.18 [1]	0.14	0.16
Net realized and unrealized gains (losses)	2.68	0.43	(0.03)	1.23	3.35
Total from investment operations	2.89	0.61	0.15	1.37	3.51
Less distributions:
Distributions from net investment income	(0.17)	(0.18)	(0.16)	(0.12)	(0.20)
Distributions from net realized gains	(0.09)	(0.56)	(0.68)	(0.52)	(0.84)
Total distributions	(0.26)	(0.74)	(0.84)	(0.64)	(1.04)
Net asset value at end of period	$15.32	$12.69	$12.82	$13.51	$12.78
Total return	22.94%	5.37%	1.01%	10.99%	37.55%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.30% [2]	0.35%	0.35%	0.35%	0.35%
Gross operating expenses	0.33% [2]	0.43%	0.43%	0.44%	0.48%
Net investment income (loss)	1.43%	1.50%	1.37%	1.14%	1.41%
Portfolio turnover rate	27%	30%	31%	29%	27%
Net assets, end of period (x 1,000,000)	$1,727	$1,361	$1,416	$1,208	$849

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
30
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	16,130,601

Banks 5.5%
Other Securities		5.5	94,922,343

Capital Goods 12.6%
Armstrong World Industries, Inc. *	88,900	0.3	4,542,790
Kennametal, Inc.	110,600	0.3	4,827,690
Lennox International, Inc.	20,800	0.2	3,975,504
Moog, Inc., Class A *	45,900	0.2	4,028,184
Teledyne Technologies, Inc. *	23,800	0.2	4,045,048
Triumph Group, Inc.	158,600	0.3	4,924,530
Other Securities		11.1	190,523,438
		12.6	216,867,184

Commercial & Professional Services 5.2%
Copart, Inc. *	121,600	0.3	4,412,864
IHS Markit Ltd. *	94,900	0.2	4,043,689
Verisk Analytics, Inc. *	56,100	0.3	4,771,305
Other Securities		4.4	76,371,353
		5.2	89,599,211

Consumer Durables & Apparel 3.2%
Other Securities		3.2	54,371,149

Consumer Services 5.0%
Hilton Worldwide Holdings, Inc.	61,100	0.3	4,416,308
Weight Watchers International, Inc. *	125,992	0.3	5,659,561
Other Securities		4.4	76,022,849
		5.0	86,098,718

Diversified Financials 4.3%
Cboe Global Markets, Inc.	35,300	0.2	3,991,018
E*TRADE Financial Corp. *	96,600	0.2	4,210,794
FNFV Group *	351,700	0.4	6,066,825
Other Securities		3.5	59,586,978
		4.3	73,855,615

Security	Number of Shares	% of Net Assets	Value ($)
Energy 4.7%
Cimarex Energy Co.	39,800	0.3	4,653,814
Other Securities		4.4	76,902,475
		4.7	81,556,289

Food & Staples Retailing 0.8%
Other Securities		0.8	14,535,978

Food, Beverage & Tobacco 2.7%
Flowers Foods, Inc.	216,950	0.2	4,128,559
Sanderson Farms, Inc.	34,300	0.3	5,130,251
Other Securities		2.2	37,153,066
		2.7	46,411,876

Health Care Equipment & Services 4.1%
Select Medical Holdings Corp. *	212,700	0.2	4,073,205
Other Securities		3.9	67,298,413
		4.1	71,371,618

Household & Personal Products 0.7%
Other Securities		0.7	11,872,003

Insurance 2.9%
Primerica, Inc.	47,400	0.2	4,194,900
Other Securities		2.7	46,700,972
		2.9	50,895,872

Materials 6.8%
AptarGroup, Inc.	57,300	0.3	4,989,111
Cabot Corp.	78,300	0.3	4,773,168
PolyOne Corp.	98,400	0.3	4,533,288
Southern Copper Corp.	99,800	0.2	4,286,410
Other Securities		5.7	97,977,156
		6.8	116,559,133

Media 2.2%
Other Securities		2.2	37,814,712

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Myriad Genetics, Inc. *	120,200	0.2	4,120,456
PerkinElmer, Inc.	59,200	0.2	4,281,344

31
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Quintiles IMS Holdings, Inc. *	45,326	0.3	4,899,741
Other Securities		2.1	35,457,950
		2.8	48,759,491

Real Estate 10.2%
Camden Property Trust	46,600	0.2	4,251,784
Mid-America Apartment Communities, Inc.	39,676	0.2	4,060,839
SBA Communications Corp. *	26,205	0.2	4,118,902
UDR, Inc.	108,300	0.2	4,200,957
Other Securities		9.4	160,327,527
		10.2	176,960,009

Retailing 4.5%
Guess?, Inc.	321,500	0.3	5,211,515
Other Securities		4.2	72,441,288
		4.5	77,652,803

Semiconductors & Semiconductor Equipment 2.3%
Cree, Inc. *	119,700	0.2	4,273,290
Teradyne, Inc.	116,400	0.3	4,992,396
Other Securities		1.8	30,671,265
		2.3	39,936,951

Software & Services 6.6%
CSRA, Inc.	146,000	0.3	4,670,540
Jack Henry & Associates, Inc.	36,080	0.2	3,973,490
Red Hat, Inc. *	42,100	0.3	5,086,943
Synopsys, Inc. *	46,900	0.2	4,057,788
VeriSign, Inc. *	43,000	0.3	4,623,360
Other Securities		5.3	91,833,322
		6.6	114,245,443

Technology Hardware & Equipment 4.8%
Insight Enterprises, Inc. *	97,700	0.3	4,401,385
Trimble, Inc. *	98,600	0.2	4,030,768
Vishay Intertechnology, Inc.	259,100	0.3	5,764,975
Other Securities		4.0	68,924,139
		4.8	83,121,267

Telecommunication Services 0.5%
Other Securities		0.5	9,433,066

Transportation 2.9%
Copa Holdings S.A., Class A	33,300	0.2	4,102,227
Knight-Swift Transportation Holdings, Inc. *	106,873	0.3	4,429,886
Landstar System, Inc.	43,270	0.2	4,272,912
SkyWest, Inc.	91,400	0.2	4,304,940
Other Securities		2.0	32,257,967
		2.9	49,367,932

Security	Number of Shares	% of Net Assets	Value ($)
Utilities 3.3%
Hawaiian Electric Industries, Inc.	116,000	0.2	4,229,360
PNM Resources, Inc.	93,600	0.2	4,062,240
Portland General Electric Co.	85,200	0.2	4,067,448
Other Securities		2.7	44,751,834
		3.3	57,110,882
Total Common Stock
(Cost $1,281,960,180)			1,719,450,146

Rights 0.0% of net assets

Technology Hardware & Equipment 0.0%
Other Securities		0.0	—
Total Rights
(Cost $493)			—

Other Investment Companies 2.9% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (b)	7,789,512	0.4	7,789,512

Securities Lending Collateral 2.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	42,380,512	2.5	42,380,512
Total Other Investment Companies
(Cost $50,170,024)			50,170,024

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, mini, expires 12/15/17	123	9,241,605	(45,059)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $40,627,569.
(b)	The rate shown is the 7-day yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

32
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,542,490,137	$—	$—	$1,542,490,137
Real Estate	176,960,009	—	— *	176,960,009
Rights [1]
Technology Hardware & Equipment	—	—	— *	—
Other Investment Companies[1]	50,170,024	—	—	50,170,024
Liabilities
Futures Contracts[2]	(45,059)	—	—	(45,059)
Total	$1,769,575,111	$—	$—	$1,769,575,111
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,289,750,185) including securities on loan of $40,627,569		$1,727,239,658
Collateral invested for securities on loan, at value (cost $42,380,512)		42,380,512
Foreign currency, at value (cost $34)		27
Deposit with broker for futures contracts		863,500
Receivables:
Fund shares sold		1,733,620
Dividends		641,793
Income from securities on loan		131,515
Variation margin on futures contracts	+	62,272
Total assets		1,773,052,897
Liabilities
Collateral held for securities on loan		42,380,512
Payables:
Investment adviser fees		367,423
Fund shares redeemed		2,831,052
Accrued expenses	+	99,603
Total liabilities		45,678,590
Net Assets
Total assets		1,773,052,897
Total liabilities	–	45,678,590
Net assets		$1,727,374,307
Net Assets by Source
Capital received from investors		1,186,861,155
Net investment income not yet distributed		17,059,787
Net realized capital gains		86,008,958
Net unrealized capital appreciation		437,444,407

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,727,374,307		112,727,582		$15.32

34
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $10,238)		$27,055,685
Interest		464
Securities on loan, net	+	1,524,114
Total investment income		28,580,263
Expenses 1
Investment adviser and administrator fees		4,088,192
Shareholder service fees		722,545
Index fees		478,682
Registration fees		55,065
Portfolio accounting fees		36,250
Transfer agent fees		31,603
Professional fees		23,695
Custodian fees		22,368
Independent trustees’ fees		8,228
Shareholder reports		6,179
Interest expense		631
Other expenses	+	10,901
Total expenses		5,484,339
Expense reduction by CSIM and its affiliates	–	541,833
Net expenses	–	4,942,506
Net investment income		23,637,757
Realized and Unrealized Gains (Losses)
Net realized gains on investments		85,863,717
Net realized gains on futures contracts		2,815,463
Net realized gains on foreign currency transactions	+	446
Net realized gains		88,679,626
Net change in unrealized appreciation (depreciation) on investments		206,151,285
Net change in unrealized appreciation (depreciation) on futures contracts		404,930
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	2
Net change in unrealized appreciation (depreciation)	+	206,556,217
Net realized and unrealized gains		295,235,843
Increase in net assets resulting from operations		$318,873,600
[1]	See financial note 2(e) and financial note 4.
35
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$23,637,757	$20,356,322
Net realized gains		88,679,626	11,892,831
Net change in unrealized appreciation (depreciation)	+	206,556,217	38,043,378
Increase in net assets from operations		318,873,600	70,292,531
Distributions to Shareholders
Distributions from net investment income		(19,300,337)	(20,210,722)
Distributions from net realized gains	+	(10,058,079)	(61,589,342)
Total distributions		($29,358,416)	($81,800,064)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		29,918,575	$427,349,828	27,387,772	$327,990,889
Shares reinvested		1,290,347	18,451,962	4,713,120	54,342,269
Shares redeemed	+	(25,684,515)	(368,759,520)	(35,294,191)	(425,576,331)
Net transactions in fund shares		5,524,407	$77,042,270	(3,193,299)	($43,243,173)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		107,203,175	$1,360,816,853	110,396,474	$1,415,567,559
Total increase or decrease	+	5,524,407	366,557,454	(3,193,299)	(54,750,706)
End of period		112,727,582	$1,727,374,307	107,203,175	$1,360,816,853
Net investment income not yet distributed			$17,059,787		$13,738,912
36
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$7.96	$8.19	$8.84	$9.05	$7.16
Income (loss) from investment operations:
Net investment income (loss)	0.25 [1]	0.24 [1]	0.25 [1]	0.30	0.23
Net realized and unrealized gains (losses)	1.59	(0.25)	(0.60)	(0.26)	1.87
Total from investment operations	1.84	(0.01)	(0.35)	0.04	2.10
Less distributions:
Distributions from net investment income	(0.25)	(0.22)	(0.30)	(0.25)	(0.21)
Net asset value at end of period	$9.55	$7.96	$8.19	$8.84	$9.05
Total return	23.83%	0.07%	(4.07%)	0.39%	30.12%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.29% [2]	0.35%	0.35%	0.35%	0.34% [3]
Gross operating expenses	0.34% [2]	0.46%	0.46%	0.48%	0.52%
Net investment income (loss)	2.92%	3.20%	2.96%	3.52%	2.95%
Portfolio turnover rate	11%	18%	11%	8%	22%
Net assets, end of period (x 1,000,000)	$1,372	$971	$1,173	$908	$646

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
3
The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
37
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.5% of net assets

Australia 5.8%
Australia & New Zealand Banking Group Ltd.	249,189	0.4	5,718,525
BHP Billiton Ltd.	478,140	0.7	9,844,327
Commonwealth Bank of Australia	117,057	0.5	6,963,162
National Australia Bank Ltd.	224,350	0.4	5,621,351
Wesfarmers Ltd.	186,603	0.4	5,977,046
Westpac Banking Corp.	270,855	0.5	6,860,604
Other Securities		2.9	38,853,608
		5.8	79,838,623

Austria 0.4%
Other Securities		0.4	5,365,382

Belgium 0.9%
Other Securities		0.9	11,803,534

Canada 6.9%
Royal Bank of Canada	83,244	0.5	6,508,660
Suncor Energy, Inc.	190,237	0.5	6,458,709
Other Securities		5.9	81,228,261
		6.9	94,195,630

Denmark 0.9%
Other Securities		0.9	12,725,112

Finland 0.9%
Other Securities		0.9	12,459,278

France 10.0%
BNP Paribas S.A.	85,770	0.5	6,694,299
Engie S.A. (a)	479,704	0.6	8,107,941
Orange S.A.	368,017	0.4	6,045,664
Sanofi	92,602	0.6	8,768,163
TOTAL S.A.	415,677	1.7	23,169,043
Other Securities		6.2	84,982,264
		10.0	137,767,374

Germany 9.5%
Allianz SE	37,472	0.6	8,748,168
BASF SE	106,570	0.8	11,653,784
Bayer AG	52,174	0.5	6,786,732
Bayerische Motoren Werke AG	57,681	0.4	5,915,777
Security	Number of Shares	% of Net Assets	Value ($)
Daimler AG	132,574	0.8	11,068,092
Deutsche Telekom AG	414,664	0.5	7,508,452
E.ON SE	824,822	0.7	9,769,550
Siemens AG	62,966	0.7	9,043,977
Other Securities		4.5	59,650,310
		9.5	130,144,842

Hong Kong 1.4%
Other Securities		1.4	18,993,733

Ireland 0.6%
Other Securities		0.6	8,462,762

Israel 0.3%
Other Securities		0.3	4,153,310

Italy 3.3%
Enel S.p.A.	1,467,616	0.7	9,101,669
Eni S.p.A.	715,933	0.9	11,704,080
UniCredit S.p.A. *	312,778	0.4	5,977,385
Other Securities		1.3	18,438,680
		3.3	45,221,814

Japan 22.2%
Hitachi Ltd.	924,000	0.5	7,358,131
Honda Motor Co., Ltd.	253,600	0.6	7,947,077
Mitsubishi UFJ Financial Group, Inc.	982,534	0.5	6,664,667
Nippon Telegraph & Telephone Corp.	142,608	0.5	6,894,743
Toyota Motor Corp.	250,818	1.1	15,557,251
Other Securities		19.0	259,607,624
		22.2	304,029,493

Luxembourg 0.4%
Other Securities		0.4	6,143,206

Netherlands 5.0%
Royal Dutch Shell plc, A Shares	462,701	1.1	14,569,413
Royal Dutch Shell plc, B Shares	707,348	1.7	22,774,674
Other Securities		2.2	30,972,518
		5.0	68,316,605

New Zealand 0.1%
Other Securities		0.1	1,386,715

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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Norway 0.9%
Statoil A.S.A. (a)	284,976	0.4	5,790,003
Other Securities		0.5	7,164,653
		0.9	12,954,656

Portugal 0.2%
Other Securities		0.2	3,015,674

Singapore 0.8%
Other Securities		0.8	11,545,188

Spain 4.0%
Banco Santander S.A.	2,506,517	1.2	16,992,456
Repsol S.A.	315,103	0.4	5,904,840
Telefonica S.A.	985,966	0.8	10,338,310
Other Securities		1.6	21,175,089
		4.0	54,410,695

Sweden 2.5%
Other Securities		2.5	33,738,833

Switzerland 6.1%
Glencore plc *	1,959,817	0.7	9,452,588
Nestle S.A.	182,227	1.1	15,332,307
Novartis AG	137,701	0.8	11,357,473
Roche Holding AG	35,957	0.6	8,310,777
Other Securities		2.9	39,378,778
		6.1	83,831,923

United Kingdom 15.4%
AstraZeneca plc	124,011	0.6	8,390,704
BHP Billiton plc	319,597	0.4	5,786,506
BP plc	4,625,837	2.3	31,375,468
British American Tobacco plc	119,400	0.6	7,714,413
GlaxoSmithKline plc	401,942	0.5	7,213,786
HSBC Holdings plc	1,675,522	1.2	16,361,670
Rio Tinto plc	142,637	0.5	6,741,112
Vodafone Group plc	4,147,071	0.9	11,862,026
Other Securities		8.4	115,409,350
		15.4	210,855,035
Total Common Stock
(Cost $1,237,498,521)			1,351,359,417

Preferred Stock 0.8% of net assets

Germany 0.7%
Volkswagen AG	41,057	0.5	7,517,666
Other Securities		0.2	1,554,878
		0.7	9,072,544

Italy 0.1%
Other Securities		0.1	1,507,703

Security	Number of Shares	% of Net Assets	Value ($)
Spain 0.0%
Other Securities		0.0	147,855
Total Preferred Stock
(Cost $9,848,864)			10,728,102

Rights 0.0% of net assets

Spain 0.0%
Other Securities		0.0	137,151
Total Rights
(Cost $135,047)			137,151

Other Investment Company 1.3% of net assets

United States 1.3%
Securities Lending Collateral 1.3%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	17,604,440	1.3	17,604,440
Total Other Investment Company
(Cost $17,604,440)			17,604,440
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.8% of net assets

Time Deposits 0.8%
Sumitomo Mitsui Banking Corp. 0.60%, 11/01/17 (c)	9,791,480	0.7	9,791,480
Other Securities		0.1	1,251,369
		0.8	11,042,849
Total Short-Term Investments
(Cost $11,042,849)			11,042,849

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	86	8,631,820	48,896
At 10/31/17, the values of certain foreign securities held by the fund aggregating $1,229,222,090 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)

39
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,804,058.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$243,988,893	$—	$243,988,893
Australia	—	79,831,433	7,190 *	79,838,623
Canada	94,195,630	—	—	94,195,630
Finland	589,730	11,869,548	—	12,459,278
France	11,225,691	126,541,683	—	137,767,374
Ireland	4,299,863	4,162,899	—	8,462,762
Israel	1,051,431	3,101,879	—	4,153,310
Italy	1,519,155	43,702,659	—	45,221,814
Japan	2,175,876	301,853,617	—	304,029,493
Netherlands	4,568,474	63,748,131	— *	68,316,605
Norway	572,622	12,382,034	—	12,954,656
Singapore	945,607	10,599,581	—	11,545,188
Sweden	1,040,958	32,697,875	—	33,738,833
Switzerland	2,314,191	81,517,732	—	83,831,923
United Kingdom	8,346,912	202,496,024	12,099	210,855,035
Preferred Stock[1]	—	10,728,102	—	10,728,102
Rights [1]	137,151	—	—	137,151
Other Investment Company[1]	17,604,440	—	—	17,604,440
Short-Term Investments[1]	—	11,042,849	—	11,042,849
Futures Contracts[2]	48,896	—	—	48,896
Total	$150,636,627	$1,240,264,939	$19,289	$1,390,920,855
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $3,977,309 and $20,043,169 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
40
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,258,525,281) including securities on loan of $16,804,058		$1,373,267,519
Collateral invested for securities on loan, at value (cost $17,604,440)		17,604,440
Foreign currency, at value (cost $60,729)		60,644
Cash		3,744
Deposit with broker for futures contracts		511,000
Receivables:
Dividends		3,032,529
Fund shares sold		2,029,985
Foreign tax reclaims		1,170,184
Income from securities on loan		49,416
Variation margin on futures contracts		30,720
Interest	+	166
Total assets		1,397,760,347
Liabilities
Collateral held for securities on loan		17,604,440
Payables:
Investments bought		7,116,216
Investment adviser fees		287,864
Fund shares redeemed		808,473
Accrued expenses	+	49,828
Total liabilities		25,866,821
Net Assets
Total assets		1,397,760,347
Total liabilities	–	25,866,821
Net assets		$1,371,893,526
Net Assets by Source
Capital received from investors		1,263,382,398
Net investment income not yet distributed		29,964,925
Net realized capital losses		(36,239,443)
Net unrealized capital appreciation		114,785,646

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,371,893,526		143,662,422		$9.55

41
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $3,647,232)		$36,847,536
Interest		22,475
Securities on loan, net	+	692,895
Total investment income		37,562,906
Expenses 1
Investment adviser and administrator fees		2,963,351
Shareholder service fees		376,016
Index fees		305,174
Custodian fees		110,195
Portfolio accounting fees		48,267
Transfer agent fees		42,281
Registration fees		40,247
Professional fees		24,973
Shareholder reports		16,610
Independent trustees’ fees		6,573
Interest expense		1,257
Other expenses	+	16,407
Total expenses		3,951,351
Expense reduction by CSIM and its affiliates	–	508,100
Net expenses	–	3,443,251
Net investment income		34,119,655
Realized and Unrealized Gains (Losses)
Net realized gains on investments		14,231,043
Net realized gains on futures contracts		1,718,802
Net realized losses on foreign currency transactions	+	(136)
Net realized gains		15,949,709
Net change in unrealized appreciation (depreciation) on investments		198,624,606
Net change in unrealized appreciation (depreciation) on futures contracts		208,626
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	107,606
Net change in unrealized appreciation (depreciation)	+	198,940,838
Net realized and unrealized gains		214,890,547
Increase in net assets resulting from operations		$249,010,202
[1]	See financial note 2(e) and financial note 4.
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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$34,119,655	$31,436,117
Net realized gains		15,949,709	23,779,784
Net change in unrealized appreciation (depreciation)	+	198,940,838	(76,971,398)
Increase (decrease) in net assets from operations		249,010,202	(21,755,497)
Distributions to Shareholders
Distributions from net investment income		($31,144,306)	($31,819,112)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		47,237,656	$406,561,858	40,777,391	$309,566,525
Shares reinvested		2,127,749	16,766,662	2,600,103	19,448,771
Shares redeemed	+	(27,724,391)	(240,708,374)	(64,663,235)	(477,115,945)
Net transactions in fund shares		21,641,014	$182,620,146	(21,285,741)	($148,100,649)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		122,021,408	$971,407,484	143,307,149	$1,173,082,742
Total increase or decrease	+	21,641,014	400,486,042	(21,285,741)	(201,675,258)
End of period		143,662,422	$1,371,893,526	122,021,408	$971,407,484
Net investment income not yet distributed			$29,964,925		$26,747,894
43
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$11.93	$11.25	$11.15	$11.47	$9.13
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.25	0.22	0.22	0.22
Net realized and unrealized gains (losses)	2.67	0.66	0.12	(0.23)	2.42
Total from investment operations	2.94	0.91	0.34	(0.01)	2.64
Less distributions:
Distributions from net investment income	(0.29)	(0.23)	(0.19)	(0.31)	(0.30)
Distributions from net realized gains	—	—	(0.05)	—	—
Total distributions	(0.29)	(0.23)	(0.24)	(0.31)	(0.30)
Net asset value at end of period	$14.58	$11.93	$11.25	$11.15	$11.47
Total return	25.23%	8.29%	3.09%	(0.07%)	29.75%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.43% [2]	0.49%	0.49%	0.49%	0.47% [3],[4]
Gross operating expenses	0.48% [2]	0.68%	0.71%	0.80%	0.93%
Net investment income (loss)	2.04%	2.24%	1.98%	1.87%	2.21%
Portfolio turnover rate	21%	40%	37%	41%	29%
Net assets, end of period (x 1,000,000)	$749	$476	$427	$275	$150

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
3
Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
4
The ratio of net operating expenses would have been 0.52%, if voluntary waiver by CSIM had not been included.
44
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.9% of net assets

Australia 5.7%
Qantas Airways Ltd.	323,828	0.2	1,528,348
Other Securities		5.5	40,730,578
		5.7	42,258,926

Austria 1.1%
Wienerberger AG	44,881	0.2	1,151,532
Other Securities		0.9	7,045,684
		1.1	8,197,216

Belgium 1.2%
Other Securities		1.2	9,229,668

Canada 8.6%
Bombardier, Inc., Class B *	631,500	0.2	1,336,327
Canadian Utilities Ltd., Class A	45,300	0.2	1,368,024
IGM Financial, Inc.	35,700	0.2	1,258,258
Kinross Gold Corp. *	283,100	0.1	1,119,146
Linamar Corp.	18,632	0.2	1,130,543
Pengrowth Energy Corp. *(a)	1,065,800	0.2	1,197,899
Quebecor, Inc., Class B	34,200	0.2	1,290,486
Waste Connections, Inc.	24,851	0.2	1,755,809
Other Securities		7.1	54,041,401
		8.6	64,497,893

Denmark 1.4%
FLSmidth & Co. A/S	18,267	0.2	1,252,235
Other Securities		1.2	9,350,352
		1.4	10,602,587

Finland 1.4%
Other Securities		1.4	10,689,460

France 4.0%
Edenred	39,785	0.2	1,146,947
Other Securities		3.8	29,089,321
		4.0	30,236,268

Security	Number of Shares	% of Net Assets	Value ($)
Germany 2.7%
Siltronic AG *	7,771	0.2	1,159,804
STADA Arzneimittel AG	12,291	0.2	1,181,882
Other Securities		2.3	17,487,637
		2.7	19,829,323

Greece 0.0%
Other Securities		0.0	—

Hong Kong 4.5%
Orient Overseas International Ltd.	135,000	0.2	1,299,574
Techtronic Industries Co., Ltd.	202,500	0.2	1,188,718
Tingyi (Cayman Islands) Holding Corp.	744,000	0.2	1,173,181
Wynn Macau Ltd.	455,600	0.2	1,169,666
Other Securities		3.7	28,730,422
		4.5	33,561,561

Ireland 0.8%
Other Securities		0.8	5,851,352

Israel 0.8%
Other Securities		0.8	6,027,573

Italy 3.1%
A2A S.p.A	725,759	0.2	1,246,361
Ferrari N.V.	11,902	0.2	1,425,120
Leonardo S.p.A.	67,862	0.2	1,171,434
Other Securities		2.5	19,599,755
		3.1	23,442,670

Japan 37.9%
COMSYS Holdings Corp.	48,700	0.2	1,233,299
FamilyMart UNY Holdings Co., Ltd.	21,600	0.2	1,227,689
Fujikura Ltd.	141,300	0.2	1,233,228
Kamigumi Co., Ltd.	51,500	0.2	1,232,858
Kanematsu Corp.	93,000	0.2	1,223,462
Kinden Corp.	71,600	0.2	1,209,172
Konami Holdings Corp.	23,400	0.2	1,139,702
Kurita Water Industries Ltd.	36,500	0.2	1,159,833
Leopalace21 Corp.	155,500	0.2	1,161,156
Nissin Foods Holdings Co., Ltd.	18,000	0.2	1,133,407
Nomura Research Institute Ltd.	26,760	0.2	1,134,493
Sharp Corp. *(a)	49,000	0.2	1,558,791
Shikoku Electric Power Co., Inc.	97,000	0.2	1,269,252
The Chiba Bank Ltd.	150,000	0.2	1,149,839

45
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
THK Co., Ltd.	31,100	0.2	1,134,410
TIS, Inc.	41,500	0.2	1,291,468
Tsuruha Holdings, Inc.	9,300	0.2	1,153,038
Yakult Honsha Co., Ltd.	14,900	0.2	1,231,903
Yaskawa Electric Corp.	43,900	0.2	1,572,971
Other Securities		34.1	260,341,605
		37.9	283,791,576

Luxembourg 0.4%
Other Securities		0.4	3,087,006

Netherlands 2.5%
Aalberts Industries N.V.	25,994	0.2	1,281,784
Other Securities		2.3	17,117,456
		2.5	18,399,240

New Zealand 0.9%
Other Securities		0.9	6,760,465

Norway 1.5%
Other Securities		1.5	10,895,560

Portugal 0.6%
Other Securities		0.6	4,097,180

Singapore 2.0%
City Developments Ltd.	139,100	0.2	1,321,015
Venture Corp., Ltd.	101,700	0.2	1,453,770
Other Securities		1.6	11,940,762
		2.0	14,715,547

Spain 1.6%
Obrascon Huarte Lain S.A. *(a)	201,575	0.2	1,130,379
Other Securities		1.4	11,119,384
		1.6	12,249,763

Sweden 2.2%
Other Securities		2.2	16,788,071

Switzerland 3.0%
Sonova Holding AG	6,750	0.2	1,218,591
Other Securities		2.8	21,065,188
		3.0	22,283,779

United Kingdom 11.0%
Intermediate Capital Group plc	87,551	0.2	1,130,490
Janus Henderson Group plc	44,956	0.2	1,562,221
SIG plc	656,241	0.2	1,503,020
Other Securities		10.4	78,425,869
		11.0	82,621,600
Total Common Stock
(Cost $580,792,205)			740,114,284

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.2% of net assets

Germany 0.1%
Other Securities		0.1	494,814

Italy 0.1%
Other Securities		0.1	309,502

Sweden 0.0%
Other Securities		0.0	231,881
Total Preferred Stock
(Cost $1,004,578)			1,036,197

Rights 0.0% of net assets

Australia 0.0%
Other Securities		0.0	90,324
Total Rights
(Cost $74,669)			90,324

Other Investment Company 2.4% of net assets

United States 2.4%
Securities Lending Collateral 2.4%
Wells Fargo Government Money Market Fund,Select Class 0.96% (b)	18,125,487	2.4	18,125,487
Total Other Investment Company
(Cost $18,125,487)			18,125,487
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Barclays Capital, Inc. 0.60%, 11/01/17 (c)	3,342,999	0.4	3,342,999
Other Securities		0.1	643,681
		0.5	3,986,680
Total Short-Term Investments
(Cost $3,986,680)			3,986,680

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	75	7,527,750	26,797
At 10/31/17, the values of certain foreign securities held by the fund aggregating $585,354,254 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)

46
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $17,278,281.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

47
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock
Australia	$278,313	$41,980,613	$— *	$42,258,926
Austria	2,359,528	5,837,688	—	8,197,216
Belgium	835,798	8,393,870	—	9,229,668
Canada	64,497,893	—	—	64,497,893
Denmark	1,465,913	9,136,674	—	10,602,587
Finland	1,943,079	8,478,999	267,382	10,689,460
France	6,118,517	24,117,751	—	30,236,268
Germany	3,106,114	16,723,209	—	19,829,323
Greece	—	—	— *	—
Hong Kong	4,423,701	28,916,746	221,114	33,561,561
Ireland	4,973,951	877,401	—	5,851,352
Israel	405,362	5,622,211	—	6,027,573
Italy	8,619,283	14,823,387	— *	23,442,670
Japan	2,588,483	281,203,093	—	283,791,576
Luxembourg	196,696	2,890,310	— *	3,087,006
Netherlands	5,596,984	12,802,256	—	18,399,240
New Zealand	730,837	6,029,628	—	6,760,465
Norway	2,153,477	8,742,083	—	10,895,560
Portugal	1,139,071	2,958,109	— *	4,097,180
Singapore	985,431	13,730,116	— *	14,715,547
Spain	1,862,155	10,387,608	— *	12,249,763
Sweden	3,361,926	13,426,145	—	16,788,071
Switzerland	3,357,375	18,926,404	—	22,283,779
United Kingdom	33,738,135	48,823,459	60,006 *	82,621,600
Preferred Stock[1]	—	494,814	—	494,814
Italy	277,822	31,680	—	309,502
Sweden	231,881	—	—	231,881
Rights [1]
Australia	—	—	90,324	90,324
Other Investment Company[1]	18,125,487	—	—	18,125,487
Short-Term Investments[1]	—	3,986,680	—	3,986,680
Futures Contracts[2]	26,797	—	—	26,797
Total	$173,400,009	$589,340,934	$638,826	$763,379,769
*	Level 3 amount shown includes securities determined to have no value at October 31, 2017.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1 and Level 2 for the period ended October 31, 2017. The transfers in the amount of $5,067,565 and $28,126,074 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $585,858,132) including securities on loan of $17,278,281		$745,227,485
Collateral invested for securities on loan, at value (cost $18,125,487)		18,125,487
Foreign currency, at value (cost $4,002)		4,002
Deposit with broker for futures contracts		521,500
Receivables:
Fund shares sold		1,878,677
Dividends		1,812,568
Foreign tax reclaims		254,356
Income from securities on loan		103,447
Variation margin on futures contracts		28,062
Interest	+	56
Total assets		767,955,640
Liabilities
Collateral held for securities on loan		18,125,487
Payables:
Investments bought		74,484
Investment adviser fees		242,986
Fund shares redeemed		785,961
Accrued expenses	+	3,887
Total liabilities		19,232,805
Net Assets
Total assets		767,955,640
Total liabilities	–	19,232,805
Net assets		$748,722,835
Net Assets by Source
Capital received from investors		575,157,641
Net investment income not yet distributed		8,089,791
Net realized capital gains		6,091,559
Net unrealized capital appreciation		159,383,844

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$748,722,835		51,362,542		$14.58

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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $1,585,100)		$13,931,306
Interest		19,574
Securities on loan, net	+	749,422
Total investment income		14,700,302
Expenses 1
Investment adviser and administrator fees		2,340,272
Shareholder service fees		225,572
Custodian fees		82,555
Portfolio accounting fees		48,243
Registration fees		36,896
Transfer agent fees		23,405
Professional fees		22,430
Shareholder reports		11,462
Index fees		10,955
Independent trustees’ fees		5,028
Interest expense		246
Other expenses	+	16,561
Total expenses		2,823,625
Expense reduction by CSIM and its affiliates	–	249,041
Net expenses	–	2,574,584
Net investment income		12,125,718
Realized and Unrealized Gains (Losses)
Net realized gains on investments		11,767,618
Net realized gains on futures contracts		1,173,627
Net realized losses on foreign currency transactions	+	(1,788)
Net realized gains		12,939,457
Net change in unrealized appreciation (depreciation) on investments		110,740,166
Net change in unrealized appreciation (depreciation) on futures contracts		77,127
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	43,476
Net change in unrealized appreciation (depreciation)	+	110,860,769
Net realized and unrealized gains		123,800,226
Increase in net assets resulting from operations		$135,925,944
[1]	See financial note 2(e) and financial note 4.
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Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$12,125,718	$9,577,389
Net realized gains		12,939,457	166,541
Net change in unrealized appreciation (depreciation)	+	110,860,769	26,137,507
Increase in net assets from operations		135,925,944	35,881,437
Distributions to Shareholders
Distributions from net investment income		($11,632,113)	($8,387,388)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,026,529	$247,977,626	13,213,332	$147,536,415
Shares reinvested		784,700	9,086,829	604,755	6,525,310
Shares redeemed	+	(8,321,425)	(108,260,435)	(11,915,246)	(132,914,627)
Net transactions in fund shares		11,489,804	$148,804,020	1,902,841	$21,147,098
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,872,738	$475,624,984	37,969,897	$426,983,837
Total increase	+	11,489,804	273,097,851	1,902,841	48,641,147
End of period		51,362,542	$748,722,835	39,872,738	$475,624,984
Net investment income not yet distributed			$8,089,791		$6,730,088
51
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$7.86	$6.67	$8.60	$9.24	$8.86
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.16 [1]	0.20 [1]	0.20	0.19
Net realized and unrealized gains (losses)	1.47	1.22	(1.92)	(0.66)	0.43
Total from investment operations	1.69	1.38	(1.72)	(0.46)	0.62
Less distributions:
Distributions from net investment income	(0.17)	(0.19)	(0.21)	(0.18)	(0.24)
Total distributions	(0.17)	(0.19)	(0.21)	(0.18)	(0.24)
Net asset value at end of period	$9.38	$7.86	$6.67	$8.60	$9.24
Total return	21.96%	21.64%	(20.28%)	(5.03%)	7.11%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.43% [2]	0.49%	0.49%	0.49%	0.51% [3],[4]
Gross operating expenses	0.57% [2]	0.88%	0.85%	0.85%	0.88%
Net investment income (loss)	2.62%	2.41%	2.61%	2.35%	2.22%
Portfolio turnover rate	18%	20%	27%	19%	22%
Net assets, end of period (x 1,000,000)	$554	$336	$304	$346	$353

1
Calculated based on the average shares outstanding during the period.
2
Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio (see financial note 4).
3
Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
4
The ratio of net operating expenses would have been 0.56%, if voluntary waiver by CSIM had not been included.
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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 90.7% of net assets

Brazil 5.5%
Ambev S.A.	507,650	0.6	3,243,324
Banco do Brasil S.A.	331,115	0.6	3,485,954
Petroleo Brasileiro S.A. *	1,234,358	1.2	6,573,080
Vale S.A.	547,876	1.0	5,376,095
Other Securities		2.1	11,631,423
		5.5	30,309,876

Chile 0.7%
Other Securities		0.7	3,615,234

China 18.2%
Bank of China Ltd., Class H	13,912,234	1.3	6,952,816
China Construction Bank Corp., Class H	16,705,960	2.7	14,930,367
China Mobile Ltd.	928,055	1.7	9,334,716
China Petroleum & Chemical Corp., Class H	11,723,400	1.6	8,608,706
CNOOC Ltd.	4,641,075	1.1	6,336,891
Industrial & Commercial Bank of China Ltd., Class H	12,248,172	1.8	9,745,442
PetroChina Co., Ltd., Class H	6,386,000	0.8	4,174,517
Ping An Insurance Group Co. of China Ltd., Class H	252,500	0.4	2,218,954
Other Securities		6.8	38,344,855
		18.2	100,647,264

Colombia 0.5%
Other Securities		0.5	2,526,359

Czech Republic 0.2%
Other Securities		0.2	1,390,344

Greece 0.7%
Other Securities		0.7	3,809,475

Hungary 0.5%
Other Securities		0.5	2,740,053

Security	Number of Shares	% of Net Assets	Value ($)
India 4.9%
Infosys Ltd.	168,332	0.4	2,396,721
Reliance Industries Ltd.	436,142	1.1	6,340,902
Other Securities		3.4	18,455,972
		4.9	27,193,595

Indonesia 1.3%
Other Securities		1.3	7,304,303

Malaysia 2.0%
Other Securities		2.0	11,113,210

Mexico 3.1%
America Movil S.A.B. de C.V., Series L	6,925,619	1.1	5,974,923
Other Securities		2.0	11,024,490
		3.1	16,999,413

Peru 0.1%
Other Securities		0.1	781,211

Philippines 0.2%
Other Securities		0.2	858,770

Poland 2.3%
Polski Koncern Naftowy Orlen S.A.	92,940	0.6	3,287,242
Other Securities		1.7	9,289,620
		2.3	12,576,862

Republic of Korea 19.3%
Hyundai Mobis Co., Ltd.	14,183	0.6	3,373,740
Hyundai Motor Co.	40,131	1.0	5,773,511
KB Financial Group, Inc.	44,134	0.4	2,307,515
Kia Motors Corp.	113,103	0.6	3,580,007
Korea Electric Power Corp.	72,197	0.5	2,531,196
LG Chem Ltd.	9,288	0.6	3,348,849
LG Display Co., Ltd.	98,075	0.5	2,565,698
LG Electronics, Inc.	46,054	0.7	3,749,090
POSCO	25,022	1.3	7,293,548
Samsung Electronics Co., Ltd.	13,626	6.1	33,589,517
Shinhan Financial Group Co., Ltd.	59,743	0.5	2,683,547
SK Hynix, Inc.	64,537	0.9	4,758,485

53
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
SK Innovation Co., Ltd.	24,815	0.8	4,552,082
Other Securities		4.8	26,793,469
		19.3	106,900,254

Russia 10.7%
Gazprom PJSC	8,106,730	3.2	17,452,760
Gazprom PJSC ADR	719,000	0.6	3,088,403
Lukoil PJSC	260,826	2.5	13,808,435
MMC Norilsk Nickel PJSC	13,031	0.4	2,360,197
Sberbank of Russia PJSC	1,132,740	0.7	3,753,847
Surgutneftegas OJSC	12,759,505	1.1	6,365,577
Tatneft PJSC	388,030	0.5	2,892,973
Other Securities		1.7	9,431,312
		10.7	59,153,504

South Africa 5.3%
MTN Group Ltd.	604,558	0.9	5,249,442
Sasol Ltd.	187,568	1.0	5,480,320
Standard Bank Group Ltd.	205,366	0.4	2,384,788
Other Securities		3.0	16,176,631
		5.3	29,291,181

Taiwan 12.1%
Hon Hai Precision Industry Co., Ltd.	3,218,466	2.2	11,962,854
Innolux Corp.	5,336,357	0.4	2,338,957
MediaTek, Inc.	213,138	0.4	2,425,407
Taiwan Semiconductor Manufacturing Co., Ltd.	1,443,803	2.1	11,672,136
Other Securities		7.0	38,627,627
		12.1	67,026,981

Thailand 1.6%
PTT PCL	252,187	0.6	3,188,397
Other Securities		1.0	5,908,795
		1.6	9,097,192

Turkey 1.4%
Other Securities		1.4	8,024,380

United Arab Emirates 0.1%
Other Securities		0.1	625,204
Total Common Stock
(Cost $412,602,255)			501,984,665

Preferred Stock 9.1% of net assets

Brazil 6.3%
Banco Bradesco S.A.	474,487	0.9	5,030,174
Itau Unibanco Holding S.A.	579,985	1.3	7,455,253
Petroleo Brasileiro S.A. *	1,532,554	1.4	7,856,489
Vale S.A.	671,828	1.1	6,107,714
Other Securities		1.6	8,264,998
		6.3	34,714,628

Colombia 0.1%
Other Securities		0.1	678,401

Security	Number of Shares	% of Net Assets	Value ($)
Republic of Korea 1.2%
Samsung Electronics Co., Ltd.	2,282	0.8	4,570,490
Other Securities		0.4	2,000,522
		1.2	6,571,012

Russia 1.5%
Transneft PJSC	2,105	1.2	6,659,114
Other Securities		0.3	1,707,583
		1.5	8,366,697
Total Preferred Stock
(Cost $32,379,525)			50,330,738

Rights 0.0% of net assets

Brazil 0.0%
Other Securities		0.0	33,357
Total Rights
(Cost $—)			33,357

Other Investment Company 0.2% of net assets

United States 0.2%
Securities Lending Collateral 0.2%
Other Securities		0.2	1,403,969
Total Other Investment Company
(Cost $1,403,969)			1,403,969
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposit 0.1%
Other Securities		0.1	676,030
Total Short-Term Investments
(Cost $676,030)			676,030

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index expires 12/15/17	54	3,035,340	(3,606)
At 10/31/17, the values of certain foreign securities held by the fund aggregating $379,074,434 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)

54
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2017 (continued)

For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,331,448.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$—	$111,474,561	$—	$111,474,561
Brazil	30,309,876	—	—	30,309,876
China	3,222,221	97,425,043	—	100,647,264
Colombia	2,526,359	—	—	2,526,359
Greece	727,566	3,081,909	—	3,809,475
Indonesia	671,385	6,632,918	—	7,304,303
Malaysia	1,718,717	9,394,493	—	11,113,210
Mexico	16,999,413	—	—	16,999,413
Peru	781,211	—	—	781,211
Poland	832,712	11,744,150	—	12,576,862
Republic of Korea	4,609,863	102,290,391	—	106,900,254
Russia	56,065,101	3,088,403	—	59,153,504
South Africa	3,220,852	26,070,329	—	29,291,181
Thailand	7,795,967	1,301,225	—	9,097,192
Preferred Stock[1]	—	6,571,012	—	6,571,012
Brazil	34,714,628	—	—	34,714,628
Colombia	678,401	—	—	678,401
Russia	8,366,697	—	—	8,366,697
Rights [1]	33,357	—	—	33,357
Other Investment Company[1]	1,403,969	—	—	1,403,969
Short-Term Investments[1]	—	676,030	—	676,030
Liabilities
Futures Contracts[2]	(3,606)	—	—	(3,606)
Total	$174,674,689	$379,750,464	$—	$554,425,153
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $3,428,593 and $6,055,974 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
55
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $445,657,810) including securities on loan of $1,331,448		$553,024,790
Collateral invested for securities on loan, at value (cost $1,403,969)		1,403,969
Foreign currency, at value (cost $169,745)		168,332
Deposit with broker for futures contracts		214,200
Receivables:
Fund shares sold		1,034,723
Dividends		500,213
Variation margin on futures contracts		24,999
Income from securities on loan		2,418
Foreign tax reclaims	+	1,268
Total assets		556,374,912
Liabilities
Collateral held for securities on loan		1,403,969
Payables:
Investment adviser fees		181,408
Foreign capital gains tax		762,299
Fund shares redeemed		363,107
Accrued expenses and other liabilities	+	2,963
Total liabilities		2,713,746
Net Assets
Total assets		556,374,912
Total liabilities	–	2,713,746
Net assets		$553,661,166
Net Assets by Source
Capital received from investors		527,939,381
Net investment income not yet distributed		10,613,135
Net realized capital losses		(91,483,898)
Net unrealized capital appreciation		106,592,548

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$553,661,166		59,005,657		$9.38

56
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends (net of foreign withholding tax of $2,088,811)		$13,207,715
Interest		13,679
Securities on loan, net	+	15,644
Total investment income		13,237,038
Expenses 1
Investment adviser and administrator fees		1,899,360
Shareholder service fees		134,005
Custodian fees		266,156
Portfolio accounting fees		38,016
Registration fees		33,137
Transfer agent fees		22,466
Professional fees		21,761
Index fees		10,448
Shareholder reports		6,216
Independent trustees’ fees		4,623
Interest expense		1,146
Other expenses	+	15,933
Total expenses		2,453,267
Expense reduction by CSIM and its affiliates	–	571,567
Net expenses	–	1,881,700
Net investment income		11,355,338
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $5,685)		(6,228,326)
Net realized gains on futures contracts		1,276,586
Net realized losses on foreign currency transactions	+	(127,216)
Net realized losses		(5,078,956)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $591,964)		81,533,074
Net change in unrealized appreciation (depreciation) on futures contracts		8,927
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(14,341)
Net change in unrealized appreciation (depreciation)	+	81,527,660
Net realized and unrealized gains		76,448,704
Increase in net assets resulting from operations		$87,804,042
[1]	See financial note 2(e) and financial note 4.
57
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$11,355,338	$7,270,085
Net realized losses		(5,078,956)	(39,222,603)
Net change in unrealized appreciation (depreciation)	+	81,527,660	93,365,255
Increase in net assets from operations		87,804,042	61,412,737
Distributions to Shareholders
Distributions from net investment income		($7,176,164)	($8,647,638)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		29,666,825	$251,074,987	15,830,412	$100,588,374
Shares reinvested		660,956	4,970,387	944,255	5,589,988
Shares redeemed	+	(14,015,317)	(118,606,299)	(19,713,318)	(127,760,306)
Net transactions in fund shares		16,312,464	$137,439,075	(2,938,651)	($21,581,944)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		42,693,193	$335,594,213	45,631,844	$304,411,058
Total increase or decrease	+	16,312,464	218,066,953	(2,938,651)	31,183,155
End of period		59,005,657	$553,661,166	42,693,193	$335,594,213
Net investment income not yet distributed			$10,613,135		$6,137,971
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See financial notes

Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental US Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2040 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab International Index Fund®	Schwab Target 2060 Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2025 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2030 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2035 Index Fund
Schwab Balanced Fund™	Schwab Target 2040 Index Fund
Schwab Core Equity Fund™	Schwab Target 2045 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2050 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2055 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2060 Index Fund
Schwab Hedged Equity Fund™	Schwab® Monthly Income Fund - Moderate Payout
Schwab Health Care Fund™	Schwab® Monthly Income Fund - Enhanced Payout
Schwab ® International Core Equity Fund	Schwab® Monthly Income Fund - Maximum Payout
Schwab Target 2010 Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2017 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of October 31, 2017, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2017, if any, are disclosed in each fund’s Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Schwab Fundamental International Large Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Prior to May 1, 2017, expenses that were specific to a fund were charged directly to the fund. Expenses that were common to all funds within the trust were allocated among the funds in proportion to their average daily net assets.
Effective May 1, 2017, pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and each fund, CSIM pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2017, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
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Schwab Fundamental Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of its respective index.
Sampling Index Tracking Risk. If a fund uses a sampling method, the fund will not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
ETF Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
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Schwab Fundamental Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between CSIM and the trust.
Effective May 1, 2017, for its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.25%	0.25%	0.25%	0.39%	0.39%
Prior to May 1, 2017, for the advisory and administrative services to each fund, CSIM was entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For the period from November 1, 2016 to October 31, 2017, the aggregate advisory and administrative services fee paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.24%	0.25%	0.25%	0.39%	0.44%
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. Under the sub-license agreement, each fund pays its pro rata share of licensing fees, as disclosed in each fund’s Statement of Operations as Index fees. Effective May 1, 2017, CSIM pays all applicable licensing fees for each fund since these fees are now included in the advisory fees.
Shareholder Servicing
Prior to May 1, 2017, the Board had adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enabled each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Effective May 1, 2017, the Plan was terminated with respect to the funds and the funds are no longer charged shareholder servicing fees. Pursuant to the Plan, each fund was subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider was made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan were made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by Schwab or the service provider.
Expense Limitation
Effective May 1, 2017, the expense limitation was terminated for the funds. Under the new fee structure, CSIM pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.
Prior to May 1, 2017, CSIM and its affiliates had made an additional agreement with the funds, for so long as CSIM served as the investment adviser to the funds, which may only have been amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets was as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.35%	0.35%	0.35%	0.49%	0.49%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain Schwab Funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2017, as applicable:
	Underlying Funds
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	1.6%	2.9%	2.9%	4.5%	6.0%
Schwab MarketTrack Balanced Portfolio	0.9%	1.4%	1.2%	1.9%	2.7%
Schwab MarketTrack Conservative Portfolio	0.3%	0.4%	0.4%	0.6%	0.8%
Schwab MarketTrack Growth Portfolio	1.8%	2.8%	2.4%	3.7%	5.1%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees, subject to reimbursement by the Schwab Fundamental International Large Company Index Fund to the extent the fund is able to successfully recover taxes withheld in the future. As of October 31, 2017, the balance of professional fees related to foreign withholding tax subject to future reimbursement to the investment adviser was $47,807 for Schwab Fundamental International Large Company Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2017, each fund’s total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental US Large Company Index Fund	$244,411,124	($7,880,764)
Schwab Fundamental US Small Company Index Fund	219,809,026	31,260,617
Schwab Fundamental International Large Company Index Fund	29,829,151	(1,439,269)
Schwab Fundamental International Small Company Index Fund	56,642,934	6,747,886
Schwab Fundamental Emerging Markets Large Company Index Fund	7,792,764	124,580
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Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. Effective May 1, 2017, the funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by CSIM. Prior to May 1, 2017, the funds paid independent trustees, as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. Effective May 1, 2017, where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowings by a fund. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
Effective December 1, 2017, the funds are participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount of any fund borrowings.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. Since May 1, 2017, where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at October 31, 2017 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2017, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Fundamental US Large Company Index Fund	$29,006,175	247
Schwab Fundamental US Small Company Index Fund	13,004,295	169
Schwab Fundamental International Large Company Index Fund	9,915,561	109
Schwab Fundamental International Small Company Index Fund	7,862,623	87
Schwab Fundamental Emerging Markets Large Company Index Fund	3,667,392	74
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Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Fundamental US Large Company Index Fund	$809,567,931	$758,950,616
Schwab Fundamental US Small Company Index Fund	583,374,951	446,587,498
Schwab Fundamental International Large Company Index Fund	307,628,536	121,660,812
Schwab Fundamental International Small Company Index Fund	275,026,501	122,725,921
Schwab Fundamental Emerging Markets Large Company Index Fund	219,730,775	77,359,855

9. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the funds no longer charge redemption fees. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/16-10/31/17)	Prior Period (11/1/15-10/31/16)
Schwab Fundamental US Large Company Index Fund	$31,673	$71,689
Schwab Fundamental US Small Company Index Fund	7,915	15,918
Schwab Fundamental International Large Company Index Fund	3,741	34,029
Schwab Fundamental International Small Company Index Fund	2,570	5,204
Schwab Fundamental Emerging Markets Large Company Index Fund	9,496	43,985

10. Federal Income Taxes:
As of October 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Tax cost	$3,793,890,752	$1,338,247,898	$1,294,552,003	$617,118,073	$473,950,896
Gross unrealized appreciation	$1,729,877,386	$514,094,148	$178,359,512	$164,940,199	$97,652,666
Gross unrealized depreciation	(156,798,934)	(82,766,935)	(81,990,660)	(18,678,503)	(17,178,409)
Net unrealized appreciation (depreciation)	$1,573,078,452	$431,327,213	$96,368,852	$146,261,696	$80,474,257
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Financial Notes (continued)

10. Federal Income Taxes (continued):
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Undistributed ordinary income	$98,298,122	$29,763,139	$33,096,241	$21,159,569	$12,279,287
Undistributed long-term capital gains	55,951,122	79,422,807	—	6,156,235	—
Net unrealized appreciation (depreciation) on investments	1,573,078,452	431,327,213	96,368,852	146,261,696	80,474,257
Net other unrealized appreciation (depreciation)	—	(7)	(5,488)	(12,306)	(770,826)
Total	$1,727,327,696	$540,513,152	$129,459,605	$173,565,194	$91,982,718
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts and the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2017, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
October 31, 2018	$—	$—	$20,948,477	$—	$—
No expiration	—	—	—	—	66,260,933
Total	$—	$—	$20,948,477	$—	$66,260,933
For the year ended October 31, 2017, the funds had capital loss carryforwards utilized and capital losses expired as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Capital loss carryforwards utilized	$—	$—	$14,811,167	$1,521,731	$—
Capital losses expired	—	—	23,609,804	—	—
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Financial Notes (continued)

10. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Current period distributions
Ordinary income	$141,184,723	$19,300,337	$31,144,306	$11,632,113	$7,176,164
Long-term capital gains	201,230,705	10,058,079	—	—	—
Prior period distributions
Ordinary income	$172,769,868	$20,540,783	$31,819,112	$8,387,388	$8,647,638
Long-term capital gains	82,222,528	61,259,281	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2017, the funds made the following reclassifications:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Capital shares	$—	$—	($23,609,804)	$—	$—
Undistributed net investment income	(4,075,100)	(1,016,545)	241,682	866,098	295,990
Net realized capital gains (losses)	4,075,100	1,016,545	23,368,122	(866,098)	(295,990)
As of October 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the funds did not incur any interest or penalties.

11. Custody Out-of-Pocket Fee Reimbursement:
In December 2015, State Street, the funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid to the funds during the period ended October 31, 2017 as a reimbursement. State Street made payment to a fund if the inaccurate billing occurred when the fund’s operating expenses were not contractually waived by CSIM. If CSIM was contractually waiving fees when the inaccurate billing occurred, State Street made that payment directly to CSIM to the extent of amounts waived by CSIM; any additional amounts were applied to the fund. The
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Financial Notes (continued)

11. Custody Out-of-Pocket Fee Reimbursement (continued):
amounts applied to each fund were recognized as a change in accounting estimate. This resulted in a decrease in Net expenses and an overall increase in Net assets. The payment is netted with Custodian fees in each fund’s Statement of Operations. Below are the amounts that were reimbursed to the funds and to CSIM for the period ended October 31, 2017:
	State Street to Fund	State Street to CSIM
Schwab Fundamental US Large Company Index Fund	$—	$1,548
Schwab Fundamental US Small Company Index Fund	—	1,682
Schwab Fundamental International Large Company Index Fund	—	2,810
Schwab Fundamental International Small Company Index Fund	262	2,828
Schwab Fundamental Emerging Markets Large Company Index Fund	—	3,356

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (five of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2017
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Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended October 31, 2017, and the respective foreign source income on the funds as follows.
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	3,029,076	41,522,915
Schwab Fundamental International Small Company Index Fund	1,496,046	15,516,406
Schwab Fundamental Emerging Markets Large Company Index Fund	2,073,066	15,296,526
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2017, qualify for the corporate dividends received deduction:
Percentage
Schwab Fundamental US Large Company Index Fund	84.27
Schwab Fundamental US Small Company Index Fund	70.06
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2017, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.

Schwab Fundamental US Large Company Index Fund	$123,153,627
Schwab Fundamental US Small Company Index Fund	14,171,599
Schwab Fundamental International Large Company Index Fund	31,430,176
Schwab Fundamental International Small Company Index Fund	9,519,961
Schwab Fundamental Emerging Markets Large Company Index Fund	7,117,422
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2017:

Schwab Fundamental US Large Company Index Fund	$201,230,705
Schwab Fundamental US Small Company Index Fund	10,058,079
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (each a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting(s), and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 18, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017. As part of the Board’s consideration of the renewal of the Agreement, the Board considered information it reviewed in connection with an amended and restated advisory agreement between the Trust and CSIM that was approved by the Board at a meeting held on January 18, 2017 and approved by shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund at a meeting held on April 28, 2017. A discussion regarding the basis for the Board’s approval of the amended and restated advisory agreement is available in the Funds’ 2017 semiannual report, which covers the period from November 1, 2016 through April 30, 2017.
The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives

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such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below, and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and varied levels of profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Fundamental Developed ex-U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the Schwab Fundamental International Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Developed ex-US 1000 Index is composed of the largest 1,000 listed companies incorporated outside the United States, ranked by four fundamental financial measures of size, sales, cash flows, book value and dividends. The index is rebalanced and reconstituted annually.
Fundamental Developed ex-U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex U.S. Mid Small 1500 Index from inception of the Schwab Fundamental International Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Small Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Developed ex U.S. Mid Small 1500 Index is designed to track the performance of small and mid-capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental Emerging Markets Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Emerging Index from inception of the Schwab Fundamental Emerging Markets Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Emerging Markets Large Company Index (Net) from October 19, 2012 forward. The FTSE RAFI Emerging Index is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US 1000 Index from inception of the Schwab Fundamental US Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Large Company Index from October 19, 2012 forward. FTSE RAFI US 1000 Index is designed to track the performance of the largest U.S. equities, selected based on the following four fundamental measures of firm size, book value, income, sales and dividends. The 1,000 equities with the highest fundamental strength are weighted by their fundamental scale. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the Schwab Fundamental US Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Small Company Index from October 19, 2012 forward. The FTSE RAFI US Mid Small 1500 Index is composed of approximately 1,500 listed small and medium sized companies incorporated in the United States, ranked by fundamental value. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

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MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI US Small Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

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Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR39592-10
00201785

Annual Report  |  October 31, 2017
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™

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Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2017
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	23.33%
All Equity Composite Index	23.92%
Fund Category: Morningstar Allocation—85%+ Equity[1]	20.64%
Performance Details	pages 8-10

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	18.52%
Growth Composite Index	19.04%
Fund Category: Morningstar Allocation—70% to 85% Equity[1]	16.53%
Performance Details	pages 11-13

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	13.71%
Balanced Composite Index	14.27%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	13.46%
Performance Details	pages 14-16

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	9.07%
Conservative Composite Index	9.66%
Fund Category: Morningstar Allocation—30% to 50% Equity[1]	9.20%
Performance Details	pages 17-19

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Portfolio expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a portfolio’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Investors tend to think about risk differently. But one ingredient we’ve found that holds fairly consistent is that while investors seek attractive returns, they also want to preserve their capital and protect against the downside. That’s why we seek to provide a set of products that suit a range of risk appetites.
The Schwab MarketTrack Portfolios are part of these efforts. Each of the four funds is designed to serve a different risk appetite, ranging from the stock-intensive All Equity Portfolio to the bond-heavy Conservative Portfolio. The Growth Portfolio and the Balanced Portfolio make up the middle ground, geared toward investors who want capital growth along with income and less volatility than an all stock portfolio.
Within each strategy, risk is further managed through diversification and rebalancing. For example, the All Equity Portfolio spreads investor assets among stock classes with very different risk profiles, such as U.S. large-cap stocks and emerging markets stocks. This helps to assure that the fund’s holdings won’t react in lock step to market conditions. In addition, each of the funds utilizes a blend of market cap and Fundamental Index strategies. By weighting holdings differently, these two strategies tend to perform differently, enhancing their diversification benefits. Lastly, each fund is rebalanced regularly, ensuring that the allocations remain in line with their risk targets.
At Charles Schwab Investment Management, we believe our funds should not only help investors manage risk, but also make clear the risks they’re assuming. We recognize that your appetite for risk may change over time. That’s why we list a variety of measures on both the funds’ factsheets and our website to help you evaluate their risk profiles. We believe by including this information, you can make better decisions that align with your thinking about risk.
Our commitment to helping our shareholders manage risk through clear information and a disciplined approach continues to garner Charles Schwab Investment Management recognition as a trusted asset manager. Earlier this year, we were named one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, and repeatable investment strategies. While we’re proud of such achievements, most importantly, we’re honored to serve our investors. We’re committed to putting investors first—a commitment that will continue to inform how we operate and the decisions that we make.
Fundamental Index is a registered trademark of Research Affiliates LLC.
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.
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Schwab MarketTrack Portfolios
From the President (continued)

“ Each of the four funds is designed to serve a different risk appetite, ranging from the stock-intensive All Equity Portfolio to the bond-heavy Conservative Portfolio.”
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab MarketTrack Portfolios and for the funds’ financial statements, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab MarketTrack Portfolios
The Investment Environment

Over the 12-month reporting period ended October 31, 2017, both U.S. and international equity markets generated positive returns. Meanwhile, global bond yields generally rose, driving fixed income returns lower (bond yields and bond prices move in opposite directions). Global economic growth improved while central bank policies remained generally accommodative, despite some moves to reduce stimulative measures in the U.S. and in Europe. Due in part to solid global economic growth, traditionally cyclical sectors, such as Information Technology and Health Care, generally outperformed more value-oriented sectors, such as Consumer Staples and Energy. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 23.63%, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 23.44%. In fixed-income markets, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, and the Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index returned 0.69%.
Global economic growth improved over the reporting period. In August, all 45 of the major economies tracked by the Organization for Economic Cooperation and Development were growing together for the first time in a decade, with many on track to grow faster than they did in 2016. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. After a slow 2016 and beginning to 2017, quarterly gross domestic product (GDP) picked up in the second quarter to an annualized pace of 3.1%, driven by an increase in personal consumption expenditures. Consumer confidence also remained high, peaking soon after the U.S. presidential election and remaining elevated throughout the reporting period. Internationally, the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. GDP also grew in Japan over the reporting period amid strong consumer spending and exports, marking seven straight quarters of growth and the longest run in nearly two decades.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios
The Investment Environment (continued)

During the 12-month reporting period, monetary policy remained generally accommodative across the globe, though several central banks took steps toward tighter policies. In the U.S., the Federal Reserve (Fed) raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. The increases were in increments of 0.25%, with the federal funds rate ending the reporting period in a range of 1.00% to 1.25%. However, even with progress toward a more normalized interest rate environment, U.S. interest rates remained low by historical averages. The Fed also announced in September it would begin unwinding its $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. Outside the U.S., the European Central Bank (ECB) announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England (BoE) maintained interest rates at or near record lows, while the Bank of Japan (BOJ) introduced yield curve management as a policy tool in September 2017 and maintained negative interest rates throughout the reporting period. Though inflation remained stubbornly low across much of Europe and Asia, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. (After the end of the reporting period in early November, the BoE raised its benchmark rate to 0.5%—the first increase in 10 years.)
Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea. Otherwise, market volatility, as measured by the CBOE Volatility Index®1 (or VIX®), fell over the reporting period, hitting an all-time low in early October. These low levels of volatility, combined with high consumer confidence, contributed to the momentum-driven rally in cyclical sectors. Meanwhile, most equities rose over the 12-month reporting period, with stock markets in the U.S. reaching record highs several times over the year. In late 2016 and early 2017, U.S. stocks rallied amid expectations for policy changes from the Trump administration, including financial deregulation, increased infrastructure spending, and tax reform. As the reporting period continued and meaningful progress stalled in Washington, strong corporate earnings and solid underlying economic data drove the positive performance of U.S. stocks. Outside the U.S., the performance of international developed stocks continued to be supported by generally accommodative monetary policies and improving global growth.
During the 12-month reporting period, bond yields generally rose in both the U.S. and overseas, though remained low compared to historical averages. The yield on the 10-year Japanese government bond stayed near 0.00% due to the BOJ’s yield curve management policy tool, while the 10-year German bund yield fluctuated between 0.00% and 0.60% over the 12-month reporting period. In the U.S., the yield curve generally flattened, with short-term yields rising faster than longer-term yields. The yields on short-term bonds climbed in response to the three Fed interest rate increases, while the combination of strong economic growth and low inflation resulted in steadier longer-term yields.
[1]	The CBOE Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
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Schwab MarketTrack Portfolios
Portfolio Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the management of the funds. She has served as portfolio manager of the funds since February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
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Schwab MarketTrack All Equity Portfolio as of October 31, 2017

The Schwab MarketTrack All Equity Portfolio (the all equity portfolio) seeks high capital growth through an all-stock portfolio. To pursue its goal, the all equity portfolio maintains a defined asset allocation. The all equity portfolio’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2017, the all equity portfolio remained close to the target allocations of 45% in U.S. large-cap, 30% in international, and 25% in U.S. small-cap stocks. The all equity portfolio invests mainly in other affiliated Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the all equity portfolio’s investment objective, strategies, and risks, please see the all equity portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity generated positive returns. Global economic growth improved. In the U.S., economic data remained generally solid. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. The Federal Reserve raised short-term interest rates three times over the reporting period, despite continued low levels of inflation. Market volatility was noticeably subdued, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the all equity portfolio returned 23.33%. The all equity portfolio’s custom blended comparative index, the All Equity Composite Index, returned 23.92%.
Positioning and Strategies.  Over the reporting period, the all equity portfolio’s asset allocations were broadly in line with those of the All Equity Composite Index.
The all equity portfolio’s international equity allocations contributed positively to the all equity portfolio’s total return. The all equity portfolio’s position in the Schwab Fundamental International Large Company Index Fund contributed positively to both total return and relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 22.0%, contributed to absolute return, but slightly underperformed the Russell RAFITM Emerging Markets Large Company Index, its comparative index, which returned 22.4%, detracting from relative performance. The Schwab Fundamental International Small Company Index Fund contributed to total return but slightly detracted from the relative performance of the all equity portfolio.
The all equity portfolio’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned 23.6% for the reporting period and was the all equity portfolio’s top contributor, largely due to this fund’s large position within the portfolio. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index only slightly. Another top contributor, the Schwab Small-Cap Index Fund, which returned 27.8%, underperformed its comparative index, the Russell 2000® Index, by only 1 basis point.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack All Equity Portfolio (5/19/98)	23.33%	12.51%	5.40%
All Equity Composite Index	23.92%	13.05%	5.70%
S&P 500® Index	23.63%	15.18%	7.51%
Fund Category: Morningstar Allocation—85%+ Equity[2]	20.64%	11.35%	5.04%
Fund Expense Ratio[3]: 0.55%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.13% of acquired fund fees and expenses, which are indirect expenses incurred by the portfolio through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective October 6, 2017, the expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.55% and 0.13%, respectively. For more information, refer to the prospectus supplement dated October 6, 2017.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	9
Portfolio Turnover Rate	5%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Growth Portfolio as of October 31, 2017

The Schwab MarketTrack Growth Portfolio (the growth portfolio) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the growth portfolio maintains a defined asset allocation. The growth portfolio’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2017, the growth portfolio remained close to the target allocations of 80% equity, 15% fixed income, and 5% cash and cash equivalents (including money market funds). The growth portfolio invests mainly in other affiliated Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the growth portfolio’s investment objective, strategies, and risks, please see the growth portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity generated positive returns. Global economic growth improved. In the U.S., economic data remained generally solid. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. The Federal Reserve raised short-term interest rates three times over the reporting period, despite continued low levels of inflation. Market volatility was noticeably subdued, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the growth portfolio returned 18.52%. The growth portfolio’s custom blended comparative index, the Growth Composite Index, returned 19.04%.
Positioning and Strategies.  Over the reporting period, the growth portfolio’s asset allocations were broadly in line with those of the Growth Composite Index.
The growth portfolio’s international equity allocations contributed positively to the growth portfolio’s total return. The growth portfolio’s position in the Schwab Fundamental International Large Company Index Fund contributed positively to both total return and relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 22.0%, contributed to absolute return, but slightly underperformed the Russell RAFITM Emerging Markets Large Company Index, its comparative index, which returned 22.4%, detracting from relative performance. The Schwab Fundamental International Small Company Index Fund contributed to total return but slightly detracted from the relative performance of the growth portfolio.
The growth portfolio’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned 23.6% for the reporting period and was the growth portfolio’s top contributor, largely due to this fund’s large position within the portfolio. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index only slightly. Another top contributor, the Schwab Small-Cap Index Fund, which returned 27.8%, underperformed its comparative index, the Russell 2000® Index, by only 1 basis point.
The growth portfolio’s fixed-income allocation was the smallest contributor to the growth portfolio’s total return with the Schwab U.S. Aggregate Bond Index Fund returning 2.0% since inclusion into the portfolio in the early part of 2017. The fund slightly underperformed the Growth Composite Index’s U.S. fixed-income allocation component, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.1% in the same period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Growth Portfolio (11/20/95)	18.52%	10.51%	5.24%
Growth Composite Index	19.04%	11.00%	5.68%
S&P 500® Index	23.63%	15.18%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Allocation—70% to 85% Equity[2]	16.53%	9.31%	4.59%
Fund Expense Ratio[3]: 0.53%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.12% of acquired fund fees and expenses, which are indirect expenses incurred by the portfolio through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective October 6, 2017, the expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.53% and 0.12%, respectively. For more information, refer to the prospectus supplement dated October 6, 2017.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	13
Portfolio Turnover Rate	20%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio as of October 31, 2017

The Schwab MarketTrack Balanced Portfolio (the balanced portfolio) seeks both capital growth and income. To pursue its goal, the balanced portfolio maintains a defined asset allocation. The balanced portfolio’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2017, the balanced portfolio remained close to the target allocations of 60% equity, 35% fixed income, and 5% cash and cash equivalents (including money market funds). The balanced portfolio invests mainly in other affiliated Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the balanced portfolio’s investment objective, strategies, and risks, please see the balanced portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity generated positive returns. Global economic growth improved. In the U.S., economic data remained generally solid. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. The Federal Reserve raised short-term interest rates three times over the reporting period, despite continued low levels of inflation. Market volatility was noticeably subdued, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the balanced portfolio returned 13.71%. The balanced portfolio’s custom blended comparative index, the Balanced Composite Index, returned 14.27%.
Positioning and Strategies.  Over the reporting period, the balanced portfolio’s asset allocations were broadly in line with those of the Balanced Composite Index.
The balanced portfolio’s international equity allocations contributed positively to the balanced portfolio’s total return. The balanced portfolio’s position in the Schwab Fundamental International Large Company Index Fund contributed positively to both total return and relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 22.0%, contributed to absolute return, but slightly underperformed the Russell RAFITM Emerging Markets Large Company Index, its comparative index, which returned 22.4%, detracting from relative performance. The Schwab Fundamental International Small Company Index Fund contributed to total return but slightly detracted from the relative performance of the balanced portfolio.
The balanced portfolio’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned 23.6% for the reporting period and was the balanced portfolio’s top contributor, largely due to this fund’s large position within the portfolio. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index only slightly. Another top contributor, the Schwab Small-Cap Index Fund, which returned 27.8%, underperformed its comparative index, the Russell 2000® Index, by only 1 basis point.
The balanced portfolio’s fixed-income allocation was the smallest contributor to the balanced portfolio’s total return with the Schwab U.S. Aggregate Bond Index Fund returning 2.0% since inclusion into the portfolio in the early part of 2017. The fund slightly underperformed the Balanced Composite Index’s U.S. fixed-income allocation component, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.1% in the same period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Balanced Portfolio (11/20/95)	13.71%	8.22%	4.64%
Balanced Composite Index	14.27%	8.74%	5.43%
S&P 500® Index	23.63%	15.18%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	13.46%	7.87%	5.03%
Fund Expense Ratio[3]: 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.10% of acquired fund fees and expenses, which are indirect expenses incurred by the portfolio through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective October 6, 2017, the expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.51% and 0.10%, respectively. For more information, refer to the prospectus supplement dated October 6, 2017.
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Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	12
Portfolio Turnover Rate	46%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Conservative Portfolio as of October 31, 2017

The Schwab MarketTrack Conservative Portfolio (the conservative portfolio) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the conservative portfolio maintains a defined asset allocation. The conservative portfolio’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2017, the conservative portfolio remained close to the target allocations of 55% fixed income, 40% equity, and 5% cash and cash equivalents (including money market funds). The conservative portfolio invests mainly in other affiliated Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the conservative portfolio’s investment objective, strategies, and risks, please see the conservative portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity generated positive returns. Global economic growth improved. In the U.S., economic data remained generally solid. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. The Federal Reserve raised short-term interest rates three times, despite continued low levels of inflation. During the reporting period, bond yields generally rose in both the U.S. and overseas, though remained low compared to historical averages. Market volatility was noticeably subdued, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the conservative portfolio returned 9.07%. The conservative portfolio’s custom blended comparative index, the Conservative Composite Index, returned 9.66%.
Positioning and Strategies.  Over the reporting period, the conservative portfolio’s asset allocations were broadly in line with those of the Conservative Composite Index.
The conservative portfolio’s international equity allocations contributed positively to the conservative portfolio’s total return. The conservative portfolio’s position in the Schwab Fundamental International Large Company Index Fund contributed positively to both total return and relative performance. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 22.0%, contributed to absolute return, but slightly underperformed the Russell RAFITM Emerging Markets Large Company Index, its comparative index, which returned 22.4%, detracting from relative performance. The Schwab Fundamental International Small Company Index Fund contributed to total return but slightly detracted from the relative performance of the conservative portfolio.
The conservative portfolio’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned 23.6% for the reporting period and was the conservative portfolio’s top contributor, largely due to this fund’s large position within the portfolio. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index only slightly. Another top contributor, the Schwab Small-Cap Index Fund, which returned 27.8%, underperformed its comparative index, the Russell 2000® Index, by only 1 basis point.
The conservative portfolio’s fixed-income allocation was the smallest contributor to the conservative portfolio’s total return as compared to the conservative portfolio’s equity allocation contributions. The Schwab U.S. Aggregate Bond Index Fund returned 2.0% since inclusion into the portfolio in the early part of 2017. The fund slightly underperformed the Conservative Composite Index’s U.S. fixed-income allocation component, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.1% in the same period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Conservative Portfolio (11/20/95)	9.07%	5.88%	3.92%
Conservative Composite Index	9.66%	6.48%	5.06%
S&P 500® Index	23.63%	15.18%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Allocation—30% to 50% Equity[2]	9.20%	5.53%	4.33%
Fund Expense Ratio[3]: 0.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.08% of acquired fund fees and expenses, which are indirect expenses incurred by the portfolio through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective October 6, 2017, the expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.52% and 0.08%, respectively. For more information, refer to the prospectus supplement dated October 6, 2017.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	12
Portfolio Turnover Rate	74%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2017 and held through October 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2,5]	Effective Expenses Paid During Period 5/1/17-10/31/17[4,5]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.40%	0.57%	$1,000.00	$1,087.50	$2.10	$3.00
Hypothetical 5% Return	0.40%	0.57%	$1,000.00	$1,023.18	$2.04	$2.91
Schwab MarketTrack Growth Portfolio
Actual Return	0.40%	0.55%	$1,000.00	$1,071.20	$2.09	$2.87
Hypothetical 5% Return	0.40%	0.55%	$1,000.00	$1,023.18	$2.04	$2.80
Schwab MarketTrack Balanced Portfolio
Actual Return	0.40%	0.55%	$1,000.00	$1,056.40	$2.07	$2.85
Hypothetical 5% Return	0.40%	0.55%	$1,000.00	$1,023.18	$2.04	$2.80
Schwab MarketTrack Conservative Portfolio
Actual Return	0.42%	0.56%	$1,000.00	$1,041.60	$2.16	$2.88
Hypothetical 5% Return	0.42%	0.56%	$1,000.00	$1,023.08	$2.14	$2.85

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab MarketTrack All Equity Portfolio
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$15.90	$17.00	$17.17	$15.99	$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.27 [1]	0.29 [1]	0.21	0.27
Net realized and unrealized gains (losses)	3.33	0.31	(0.23)	1.24	3.27
Total from investment operations	3.60	0.58	0.06	1.45	3.54
Less distributions:
Distributions from net investment income	(0.30)	(0.53)	(0.23)	(0.27)	(0.34)
Distributions from net realized gains	(0.44)	(1.15)	—	—	—
Total distributions	(0.74)	(1.68)	(0.23)	(0.27)	(0.34)
Net asset value at end of period	$18.76	$15.90	$17.00	$17.17	$15.99
Total return	23.33%	3.99%	0.36%	9.12%	28.37%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.41%	0.42% [3]	0.50%	0.50%
Gross operating expenses[2]	0.40%	0.42%	0.43% [3]	0.51%	0.52%
Net investment income (loss)	1.56%	1.73%	1.67%	1.24%	1.84%
Portfolio turnover rate	5%	6%	42% [4]	9%	6%
Net assets, end of period (x 1,000,000)	$662	$553	$578	$621	$586

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
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See financial notes

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.7% of net assets

Equity Funds 99.7%
International 29.9%
Schwab Fundamental Emerging Markets Large Company Index Fund	3,564,913	33,438,879
Schwab Fundamental International Large Company Index Fund	4,208,898	40,194,975
Schwab Fundamental International Small Company Index Fund	2,300,700	33,544,207
Schwab International Index Fund	4,325,353	90,875,656
		198,053,717
Large-Cap 44.9%
Schwab Fundamental US Large Company Index Fund	5,188,750	87,637,988
Schwab S&P 500 Index Fund	5,208,977	209,557,144
		297,195,132
Small-Cap 24.9%
Schwab Fundamental US Small Company Index Fund	3,215,044	49,254,478
Schwab Small-Cap Index Fund	3,666,070	115,297,912
		164,552,390
Total Affiliated Underlying Funds
(Cost $407,043,160)		659,801,239
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (a)	2,261,473	2,261,473
Total Short-Term Investment
(Cost $2,261,473)		2,261,473
(a)	The rate shown is the current daily overnight rate.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	3,607,099	215,040	(257,226)	3,564,913	$5,391,556	$252,795	$602,733
Schwab Fundamental International Large Company Index Fund	4,235,015	265,697	(291,814)	4,208,898	6,717,985	171,326	1,104,948
Schwab Fundamental International Small Company Index Fund	2,349,239	125,491	(174,030)	2,300,700	5,886,078	469,209	682,505
Schwab Fundamental US Large Company Index Fund	4,955,852	348,703	(115,805)	5,188,750	9,092,125	43,349	5,370,032
Schwab Fundamental US Small Company Index Fund	3,296,472	163,260	(244,688)	3,215,044	8,305,368	238,582	828,294
Schwab International Index Fund	4,367,482	272,493	(314,622)	4,325,353	15,005,967	784,839	2,456,558
Schwab S&P 500 Index Fund	5,196,744	157,547	(145,314)	5,208,977	35,141,320	734,697	4,533,815
Schwab Small-Cap Index Fund	3,669,723	317,761	(321,414)	3,666,070	19,797,937	1,748,379	4,057,310
Total					$105,338,336	$4,443,176	$19,636,195
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

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Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2017 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$659,801,239	$—	$—	$659,801,239
Short-Term Investment[1]	—	2,261,473	—	2,261,473
Total	$659,801,239	$2,261,473	$—	$662,062,712
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $407,043,160)		$659,801,239
Investments in unaffiliated issuers, at value (cost $2,261,473)		2,261,473
Receivables:
Fund shares sold		393,144
Interest		37
Prepaid expenses	+	12,351
Total assets		662,468,244
Liabilities
Payables:
Investment adviser and administrator fees		72,702
Shareholder service fees		135,393
Fund shares redeemed		428,755
Accrued expenses	+	73,895
Total liabilities		710,745
Net Assets
Total assets		662,468,244
Total liabilities	–	710,745
Net assets		$661,757,499
Net Assets by Source
Capital received from investors		405,341,954
Net investment income not yet distributed		3,597,922
Net realized capital gains		59,544
Net unrealized capital appreciation		252,758,079

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$661,757,499		35,275,802		$18.76

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Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$11,979,153
Interest	+	10,113
Total investment income		11,989,266
Expenses
Investment adviser and administrator fees		797,138
Shareholder service fees		1,478,149
Shareholder reports		72,560
Professional fees		29,031
Transfer agent fees		26,218
Registration fees		24,747
Portfolio accounting fees		21,117
Independent trustees’ fees		10,463
Custodian fees		492
Other expenses	+	7,147
Total expenses		2,467,062
Expense reduction by CSIM and its affiliates	–	26,218
Net expenses	–	2,440,844
Net investment income		9,548,422
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		7,657,042
Net realized gains on sales of affiliated underlying funds	+	4,443,176
Net realized gains		12,100,218
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	105,338,336
Net realized and unrealized gains		117,438,554
Increase in net assets resulting from operations		$126,986,976
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Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$9,548,422	$9,512,618
Net realized gains		12,100,218	16,087,296
Net change in unrealized appreciation (depreciation)	+	105,338,336	(5,044,678)
Increase in net assets from operations		126,986,976	20,555,236
Distributions to Shareholders
Distributions from net investment income		(10,329,088)	(17,824,381)
Distributions from net realized gains	+	(15,056,778)	(38,823,520)
Total distributions		($25,385,866)	($56,647,901)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,389,094	$58,388,000	2,683,457	$41,168,105
Shares reinvested		1,434,727	23,299,953	3,463,150	52,155,040
Shares redeemed	+	(4,337,281)	(74,592,117)	(5,333,614)	(81,715,079)
Net transactions in fund shares		486,540	$7,095,836	812,993	$11,608,066
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,789,262	$553,060,553	33,976,269	$577,545,152
Total increase or decrease	+	486,540	108,696,946	812,993	(24,484,599)
End of period		35,275,802	$661,757,499	34,789,262	$553,060,553
Net investment income not yet distributed			$3,597,922		$3,775,232
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Schwab MarketTrack Growth Portfolio
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$20.54	$22.68	$23.20	$21.67	$18.08
Income (loss) from investment operations:
Net investment income (loss)	0.34 [1]	0.32 [1]	0.34 [1]	0.27	0.34
Net realized and unrealized gains (losses)	3.37	0.41	(0.12)	1.57	3.60
Total from investment operations	3.71	0.73	0.22	1.84	3.94
Less distributions:
Distributions from net investment income	(0.36)	(0.39)	(0.35)	(0.31)	(0.35)
Distributions from net realized gains	(0.42)	(2.48)	(0.39)	—	—
Total distributions	(0.78)	(2.87)	(0.74)	(0.31)	(0.35)
Net asset value at end of period	$23.47	$20.54	$22.68	$23.20	$21.67
Total return	18.52%	3.88%	0.95%	8.55%	22.14%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.41%	0.42% [3]	0.50%	0.50%
Gross operating expenses[2]	0.40%	0.41%	0.42% [3]	0.51%	0.52%
Net investment income (loss)	1.57%	1.61%	1.50%	1.20%	1.71%
Portfolio turnover rate	20% [4]	12%	36% [5]	7%	9%
Net assets, end of period (x 1,000,000)	$804	$707	$716	$734	$680

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 6% without including these transactions. There were no transaction costs associated with these transactions (see financial note 7).
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.0% of net assets

Equity Funds 80.5%
International 20.5%
Schwab Fundamental Emerging Markets Large Company Index Fund	2,992,419	28,068,892
Schwab Fundamental International Large Company Index Fund	3,456,821	33,012,642
Schwab Fundamental International Small Company Index Fund	1,895,943	27,642,845
Schwab International Index Fund	3,627,507	76,213,932
		164,938,311
Large-Cap 40.0%
Schwab Fundamental US Large Company Index Fund	5,707,679	96,402,703
Schwab S&P 500 Index Fund	5,592,380	224,981,442
		321,384,145
Small-Cap 20.0%
Schwab Fundamental US Small Company Index Fund	3,163,808	48,469,536
Schwab Small-Cap Index Fund	3,576,510	112,481,230
		160,950,766
		647,273,222

Fixed-Income Fund 14.6%
Intermediate-Term Bond 14.6%
Schwab U.S. Aggregate Bond Index Fund	11,592,820	116,855,623

Security	Number of Shares	Value ($)
Money Market Fund 2.9%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	23,322,991	23,329,988
Total Affiliated Underlying Funds
(Cost $484,938,236)		787,458,833
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.9% of net assets

Time Deposits 1.9%
Barclays Capital, Inc.
0.60%, 11/01/17 (b)	8,023,121	8,023,121
BNP Paribas
0.60%, 11/01/17 (b)	3,138,634	3,138,634
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	4,428,988	4,428,988
Total Short-Term Investments
(Cost $15,590,743)		15,590,743
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

28
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	3,147,610	141,894	(297,085)	2,992,419	$4,496,766	$251,067	$520,844
Schwab Fundamental International Large Company Index Fund	3,553,251	256,614	(353,044)	3,456,821	5,522,542	282,709	923,510
Schwab Fundamental International Small Company Index Fund	1,983,160	133,699	(220,916)	1,895,943	4,825,964	567,958	589,821
Schwab Fundamental US Large Company Index Fund	5,622,155	392,207	(306,683)	5,707,679	9,971,843	343,887	6,039,991
Schwab Fundamental US Small Company Index Fund	3,341,405	58,486	(236,083)	3,163,808	8,333,246	247,511	836,348
Schwab International Index Fund	3,753,848	311,597	(437,938)	3,627,507	12,599,460	774,682	2,152,381
Schwab S&P 500 Index Fund	5,944,233	148,751	(500,604)	5,592,380	30,689,046	9,314,110	5,170,577
Schwab Small-Cap Index Fund	3,800,083	215,365	(438,938)	3,576,510	17,435,218	4,501,332	4,122,562
Schwab Total Bond Market Fund	11,044,481	694,772	(11,739,253)	—	(5,565,328)	3,746,637	1,213,505
Schwab U.S. Aggregate Bond Index Fund	—	11,592,820	—	11,592,820	132,265	—	1,478,015
Schwab Variable Share Price Money Fund, Ultra Shares	23,123,393	199,598	—	23,322,991	(2,316)	—	206,504
Total					$88,438,706	$20,029,893	$23,254,058
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$787,458,833	$—	$—	$787,458,833
Short-Term Investments[1]	—	15,590,743	—	15,590,743
Total	$787,458,833	$15,590,743	$—	$803,049,576
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
29
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $484,938,236)		$787,458,833
Investments in unaffiliated issuers, at value (cost $15,590,743)		15,590,743
Receivables:
Investments sold		1,920,000
Fund shares sold		490,920
Dividends		241,808
Interest		260
Prepaid expenses	+	20,027
Total assets		805,722,591
Liabilities
Payables:
Investments bought		1,339,716
Investment adviser and administrator fees		83,688
Shareholder service fees		165,144
Fund shares redeemed		259,179
Accrued expenses	+	75,181
Total liabilities		1,922,908
Net Assets
Total assets		805,722,591
Total liabilities	–	1,922,908
Net assets		$803,799,683
Net Assets by Source
Capital received from investors		476,659,700
Net investment income not yet distributed		245,714
Net realized capital gains		24,373,672
Net unrealized capital appreciation		302,520,597

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$803,799,683		34,247,141		$23.47

30
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$14,950,307
Interest	+	60,893
Total investment income		15,011,200
Expenses
Investment adviser and administrator fees		993,344
Shareholder service fees		1,856,284
Shareholder reports		76,958
Registration fees		31,304
Professional fees		30,035
Transfer agent fees		23,228
Portfolio accounting fees		23,057
Independent trustees’ fees		11,324
Custodian fees		564
Other expenses	+	8,715
Total expenses		3,054,813
Expense reduction by CSIM and its affiliates	–	23,228
Net expenses	–	3,031,585
Net investment income		11,979,615
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		8,303,751
Net realized gains on sales of affiliated underlying funds	+	20,029,893
Net realized gains		28,333,644
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	88,438,706
Net realized and unrealized gains		116,772,350
Increase in net assets resulting from operations		$128,751,965
31
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$11,979,615	$11,228,277
Net realized gains		28,333,644	15,589,084
Net change in unrealized appreciation (depreciation)	+	88,438,706	67,526
Increase in net assets from operations		128,751,965	26,884,887
Distributions to Shareholders
Distributions from net investment income		(12,313,667)	(12,295,465)
Distributions from net realized gains	+	(14,243,881)	(78,132,750)
Total distributions		($26,557,548)	($90,428,215)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,602,336	$78,603,931	3,143,226	$62,988,887
Shares reinvested		1,199,044	25,000,064	4,371,390	85,329,538
Shares redeemed	+	(4,968,874)	(108,818,326)	(4,668,623)	(93,835,305)
Net transactions in fund shares		(167,494)	($5,214,331)	2,845,993	$54,483,120
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,414,635	$706,819,597	31,568,642	$715,879,805
Total increase or decrease	+	(167,494)	96,980,086	2,845,993	(9,060,208)
End of period		34,247,141	$803,799,683	34,414,635	$706,819,597
Net investment income not yet distributed/Distributions in excess of net investment income			$245,714		($99,779)
32
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$17.35	$19.07	$19.50	$18.55	$16.33
Income (loss) from investment operations:
Net investment income (loss)	0.30 [1]	0.27 [1]	0.29 [1]	0.26	0.31
Net realized and unrealized gains (losses)	2.02	0.35	(0.08)	1.08	2.23
Total from investment operations	2.32	0.62	0.21	1.34	2.54
Less distributions:
Distributions from net investment income	(0.30)	(0.33)	(0.30)	(0.27)	(0.32)
Distributions from net realized gains	(0.25)	(2.01)	(0.34)	(0.12)	—
Total distributions	(0.55)	(2.34)	(0.64)	(0.39)	(0.32)
Net asset value at end of period	$19.12	$17.35	$19.07	$19.50	$18.55
Total return	13.71%	3.92%	1.10%	7.28%	15.82%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.40%	0.41%	0.42% [3]	0.50%	0.50%
Gross operating expenses[2]	0.40%	0.41%	0.42% [3]	0.51%	0.52%
Net investment income (loss)	1.67%	1.60%	1.51%	1.30%	1.75%
Portfolio turnover rate	46% [4]	15%	36% [5]	16%	12%
Net assets, end of period (x 1,000,000)	$551	$516	$512	$522	$481

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 10% without including these transactions. There were no transaction costs associated with these transactions. (See financial note 7)
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
33
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.0% of net assets

Equity Funds 60.5%
International 15.5%
Schwab Fundamental Emerging Markets Large Company Index Fund	1,578,352	14,804,941
Schwab Fundamental International Large Company Index Fund	1,788,391	17,079,134
Schwab Fundamental International Small Company Index Fund	994,140	14,494,558
Schwab International Index Fund	1,861,986	39,120,335
		85,498,968
Large-Cap 30.0%
Schwab Fundamental US Large Company Index Fund	2,931,715	49,516,670
Schwab S&P 500 Index Fund	2,874,606	115,645,384
		165,162,054
Small-Cap 15.0%
Schwab Fundamental US Small Company Index Fund	1,622,017	24,849,302
Schwab Small-Cap Index Fund	1,844,746	58,017,246
		82,866,548
		333,527,570

Fixed-Income Fund 34.6%
Intermediate-Term Bond 34.6%
Schwab U.S. Aggregate Bond Index Fund	18,904,130	190,553,630

Security	Number of Shares	Value ($)
Money Market Funds 2.9%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	15,958,138	15,962,925
Total Affiliated Underlying Funds
(Cost $380,181,622)		540,044,125
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.0% of net assets

Time Deposits 2.0%
BNP Paribas
0.60%, 11/01/17 (b)	5,460,838	5,460,838
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	5,505,815	5,505,815
Total Short-Term Investments
(Cost $10,966,653)		10,966,653
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

34
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	1,694,518	96,051	(212,217)	1,578,352	$2,335,795	$144,483	$275,748
Schwab Fundamental International Large Company Index Fund	1,971,662	63,403	(246,674)	1,788,391	2,853,547	131,536	499,619
Schwab Fundamental International Small Company Index Fund	1,090,979	98,428	(195,267)	994,140	2,337,953	419,749	311,475
Schwab Fundamental US Large Company Index Fund	3,063,991	241,169	(373,445)	2,931,715	5,091,704	350,337	3,207,089
Schwab Fundamental US Small Company Index Fund	1,831,742	59,328	(269,053)	1,622,017	4,281,057	317,865	440,577
Schwab International Index Fund	2,068,181	89,453	(295,648)	1,861,986	5,967,167	885,199	1,133,445
Schwab S&P 500 Index Fund	3,245,716	142,093	(513,203)	2,874,606	11,625,873	9,274,025	2,724,011
Schwab Small-Cap Index Fund	2,062,757	285,639	(503,650)	1,844,746	8,935,112	2,810,258	2,190,302
Schwab Total Bond Market Fund	18,701,725	624,942	(19,326,667)	—	(8,808,724)	5,554,537	1,984,031
Schwab U.S. Aggregate Bond Index Fund	—	19,022,942	(118,812)	18,904,130	272,625	3,564	2,442,956
Schwab Variable Share Price Money Fund, Ultra Shares	14,079,080	1,879,058	—	15,958,138	(1,410)	—	134,663
Total					$34,890,699	$19,891,553	$15,343,916
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$540,044,125	$—	$—	$540,044,125
Short-Term Investments[1]	—	10,966,653	—	10,966,653
Total	$540,044,125	$10,966,653	$—	$551,010,778
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
35
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $380,181,622)		$540,044,125
Investments in unaffiliated issuers, at value (cost $10,966,653)		10,966,653
Receivables:
Investments sold		1,230,000
Dividends		385,002
Fund shares sold		334,755
Interest		183
Prepaid expenses	+	18,663
Total assets		552,979,381
Liabilities
Payables:
Investments bought		1,356,240
Investment adviser and administrator fees		61,032
Shareholder service fees		115,667
Fund shares redeemed		272,954
Accrued expenses	+	53,499
Total liabilities		1,859,392
Net Assets
Total assets		552,979,381
Total liabilities	–	1,859,392
Net assets		$551,119,989
Net Assets by Source
Capital received from investors		373,442,457
Net investment income not yet distributed		2,162,663
Net realized capital gains		15,652,366
Net unrealized capital appreciation		159,862,503

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$551,119,989		28,825,458		$19.12

36
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$10,939,836
Interest	+	44,592
Total investment income		10,984,428
Expenses
Investment adviser and administrator fees		689,522
Shareholder service fees		1,291,888
Shareholder reports		40,885
Registration fees		37,589
Professional fees		28,663
Portfolio accounting fees		20,157
Transfer agent fees		18,521
Independent trustees’ fees		10,038
Custodian fees		540
Other expenses	+	8,894
Total expenses		2,146,697
Expense reduction by CSIM and its affiliates	–	18,521
Net expenses	–	2,128,176
Net investment income		8,856,252
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		4,404,080
Net realized gains on sales of affiliated underlying funds	+	19,891,553
Net realized gains		24,295,633
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	34,890,699
Net realized and unrealized gains		59,186,332
Increase in net assets resulting from operations		$68,042,584
37
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$8,856,252	$8,114,394
Net realized gains		24,295,633	7,614,608
Net change in unrealized appreciation (depreciation)	+	34,890,699	3,868,814
Increase in net assets from operations		68,042,584	19,597,816
Distributions to Shareholders
Distributions from net investment income		(8,666,441)	(8,833,869)
Distributions from net realized gains	+	(7,379,404)	(53,151,015)
Total distributions		($16,045,845)	($61,984,884)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,303,698	$95,646,704	5,422,348	$90,844,158
Shares reinvested		851,062	14,782,939	3,496,216	57,722,533
Shares redeemed	+	(7,062,344)	(127,155,645)	(6,040,389)	(102,580,180)
Net transactions in fund shares		(907,584)	($16,726,002)	2,878,175	$45,986,511
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,733,042	$515,849,252	26,854,867	$512,249,809
Total increase or decrease	+	(907,584)	35,270,737	2,878,175	3,599,443
End of period		28,825,458	$551,119,989	29,733,042	$515,849,252
Net investment income not yet distributed			$2,162,663		$1,612,306
38
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$15.31	$15.94	$16.00	$15.34	$14.23
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.24 [1]	0.25 [1]	0.23	0.26
Net realized and unrealized gains (losses)	1.09	0.30	(0.05)	0.67	1.10
Total from investment operations	1.36	0.54	0.20	0.90	1.36
Less distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.26)	(0.24)	(0.25)
Distributions from net realized gains	(0.12)	(0.90)	—	—	—
Total distributions	(0.40)	(1.17)	(0.26)	(0.24)	(0.25)
Net asset value at end of period	$16.27	$15.31	$15.94	$16.00	$15.34
Total return	9.07%	3.68%	1.23%	5.95%	9.71%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.42%	0.43%	0.43% [3]	0.50%	0.50%
Gross operating expenses[2]	0.42%	0.44%	0.44% [3]	0.54%	0.55%
Net investment income (loss)	1.71%	1.61%	1.54%	1.43%	1.78%
Portfolio turnover rate	74% [4]	10%	24% [5]	9%	15%
Net assets, end of period (x 1,000,000)	$251	$238	$228	$223	$203

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 23% without including these transactions. There were no transaction costs associated with these transactions. (See financial note 7)
5
The portfolio turnover rate increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
39
Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 98.2% of net assets

Equity Funds 40.4%
International 10.5%
Schwab Fundamental Emerging Markets Large Company Index Fund	497,404	4,665,650
Schwab Fundamental International Large Company Index Fund	553,720	5,288,025
Schwab Fundamental International Small Company Index Fund	310,725	4,530,366
Schwab International Index Fund	573,435	12,047,870
		26,531,911
Large-Cap 19.9%
Schwab Fundamental US Large Company Index Fund	882,928	14,912,655
Schwab S&P 500 Index Fund	871,251	35,050,441
		49,963,096
Small-Cap 10.0%
Schwab Fundamental US Small Company Index Fund	488,990	7,491,321
Schwab Small-Cap Index Fund	558,240	17,556,644
		25,047,965
		101,542,972

Fixed-Income Fund 54.7%
Intermediate-Term Bond 54.7%
Schwab U.S. Aggregate Bond Index Fund	13,618,908	137,278,590

Security	Number of Shares	Value ($)
Money Market Fund 3.1%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	7,863,007	7,865,365
Total Affiliated Underlying Funds
(Cost $196,876,782)		246,686,927
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.8% of net assets

Time Deposits 1.8%
Barclays Capital, Inc.
0.60%, 11/01/17 (b)	1,955,199	1,955,199
BNP Paribas
0.60%, 11/01/17 (b)	2,508,646	2,508,646
Total Short-Term Investments
(Cost $4,463,845)		4,463,845
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Fundamental Emerging Markets Large Company Index Fund	509,672	100,030	(112,298)	497,404	$733,996	$21,538	$84,096
Schwab Fundamental International Large Company Index Fund	593,139	19,074	(58,493)	553,720	884,188	62,146	150,302
Schwab Fundamental International Small Company Index Fund	336,405	22,714	(48,394)	310,725	790,791	80,223	96,044
Schwab Fundamental US Large Company Index Fund	940,789	160,644	(218,505)	882,928	1,502,307	225,086	955,530
Schwab Fundamental US Small Company Index Fund	577,750	54,057	(142,817)	488,990	1,292,256	122,433	134,980
Schwab International Index Fund	628,667	90,798	(146,030)	573,435	1,946,603	265,522	343,504
Schwab S&P 500 Index Fund	1,001,572	117,213	(247,534)	871,251	3,739,203	2,818,068	830,700
Schwab Small-Cap Index Fund	637,089	136,836	(215,685)	558,240	2,754,747	924,124	654,299
Schwab Total Bond Market Fund	13,621,970	336,637	(13,958,607)	—	(5,918,817)	3,596,772	1,427,200
Schwab U.S. Aggregate Bond Index Fund	—	15,077,032	(1,458,124)	13,618,908	254,735	5,279	1,868,767
Schwab Variable Share Price Money Fund, Ultra Shares	5,505,587	2,357,420	—	7,863,007	(552)	—	60,904
Total					$7,979,457	$8,121,191	$6,606,326
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$246,686,927	$—	$—	$246,686,927
Short-Term Investments[1]	—	4,463,845	—	4,463,845
Total	$246,686,927	$4,463,845	$—	$251,150,772
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $196,876,782)		$246,686,927
Investments in unaffiliated issuers, at value (cost $4,463,845)		4,463,845
Receivables:
Fund shares sold		293,170
Dividends		281,282
Interest		74
Prepaid expenses	+	14,785
Total assets		251,740,083
Liabilities
Payables:
Investments bought		276,759
Investment adviser and administrator fees		28,263
Shareholder service fees		53,337
Fund shares redeemed		81,939
Accrued expenses	+	39,643
Total liabilities		479,941
Net Assets
Total assets		251,740,083
Total liabilities	–	479,941
Net assets		$251,260,142
Net Assets by Source
Capital received from investors		198,767,259
Net investment income not yet distributed		208,749
Net realized capital gains		2,473,989
Net unrealized capital appreciation		49,810,145

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$251,260,142		15,444,714		$16.27

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Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$5,287,583
Interest	+	22,683
Total investment income		5,310,266
Expenses
Investment adviser and administrator fees		325,020
Shareholder service fees		613,155
Professional fees		26,869
Registration fees		26,568
Shareholder reports		20,276
Portfolio accounting fees		16,692
Transfer agent fees		13,351
Independent trustees’ fees		8,466
Custodian fees		1,372
Other expenses	+	5,925
Total expenses		1,057,694
Expense reduction by CSIM and its affiliates	–	13,351
Net expenses	–	1,044,343
Net investment income		4,265,923
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,318,743
Net realized gains on sales of affiliated underlying funds	+	8,121,191
Net realized gains		9,439,934
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	7,979,457
Net realized and unrealized gains		17,419,391
Increase in net assets resulting from operations		$21,685,314
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Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$4,265,923	$3,685,571
Net realized gains		9,439,934	2,120,710
Net change in unrealized appreciation (depreciation)	+	7,979,457	2,559,754
Increase in net assets from operations		21,685,314	8,366,035
Distributions to Shareholders
Distributions from net investment income		(4,357,981)	(3,884,346)
Distributions from net realized gains	+	(1,875,524)	(12,777,507)
Total distributions		($6,233,505)	($16,661,853)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,595,789	$72,046,804	3,067,103	$46,365,503
Shares reinvested		364,367	5,611,415	1,032,463	15,174,842
Shares redeemed	+	(5,057,806)	(79,839,038)	(2,836,646)	(42,848,228)
Net transactions in fund shares		(97,650)	($2,180,819)	1,262,920	$18,692,117
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,542,364	$237,989,152	14,279,444	$227,592,853
Total increase or decrease	+	(97,650)	13,270,990	1,262,920	10,396,299
End of period		15,444,714	$251,260,142	15,542,364	$237,989,152
Net investment income not yet distributed			$208,749		$193,139
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Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab MarketTrack All Equity Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2055 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2060 Fund
Schwab ® S&P 500 Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
The Schwab MarketTrack Portfolios are primarily “funds of funds.” Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed-income securities, other mutual funds, exchange-traded funds (ETFs) and cash equivalents, including money market securities to achieve their investment objectives.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. A fund may invest directly in individual securities as well as other mutual funds, ETFs and cash equivalents, including money market securities. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance, expenses and risks of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the underlying fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark indices, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
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Financial Notes (continued)

3. Risk Factors (continued):
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Credit Risk. An underlying fund may be subject to the risk that a decline in the credit quality of a portfolio investment could cause the underlying fund to lose money or underperform. An underlying fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
•   Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
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Financial Notes (continued)

3. Risk Factors (continued):
•   Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2017, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Schwab Fundamental Emerging Markets Large Company Index Fund	6.0%	5.1%	2.7%	0.8%
Schwab Fundamental International Large Company Index Fund	2.9%	2.4%	1.2%	0.4%
Schwab Fundamental International Small Company Index Fund	4.5%	3.7%	1.9%	0.6%
Schwab Fundamental US Large Company Index Fund	1.6%	1.8%	0.9%	0.3%
Schwab Fundamental US Small Company Index Fund	2.9%	2.8%	1.4%	0.4%
Schwab International Index Fund	2.2%	1.8%	0.9%	0.3%
Schwab S&P 500 Index Fund	0.7%	0.7%	0.4%	0.1%
Schwab Small-Cap Index Fund	3.3%	3.2%	1.6%	0.5%
Schwab U.S. Aggregate Bond Index Fund	—%	7.5%	12.2%	8.8%
Schwab Variable Share Price Money Fund, Ultra Shares	—%	1.8%	1.2%	0.6%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility, which matured on October 5, 2017. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
Effective December 1, 2017, the funds are participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab MarketTrack All Equity Portfolio	$32,156,195	$32,920,000
Schwab MarketTrack Growth Portfolio	151,624,360	167,905,856
Schwab MarketTrack Balanced Portfolio	220,762,194	239,040,325
Schwab MarketTrack Conservative Portfolio	180,560,916	181,987,454
The purchases and sales of securities include transactions where certain funds redeemed in-kind their positions in the Schwab Total Bond Market Fund and made purchases in-kind into the Schwab U.S. Aggregate Bond Index Fund. In the transaction, each of the Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio effected an in-kind redemption from the Schwab Total Bond Market Fund and simultaneously engaged in an in-kind purchase, using the securities and cash received, with Schwab U.S. Aggregate Bond Index Fund. All in-kind redemptions and purchases were effected pursuant to the funds’ In-Kind Transactions Policy and Procedures adopted by the Board of Trustees. The funds realized gains (losses) in selling the Schwab Total Bond Market Fund and those amounts are disclosed in the summary of the fund’s transactions with its affiliated underlying funds at the end of each respective fund’s Portfolio Holdings.
.

8. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the funds no longer charge redemption fees. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/16-10/31/17)	Prior Period (11/1/15-10/31/16)
Schwab MarketTrack All Equity Portfolio	$2,773	$5,050
Schwab MarketTrack Growth Portfolio	2,553	8,705
Schwab MarketTrack Balanced Portfolio	9,511	11,924
Schwab MarketTrack Conservative Portfolio	4,202	2,739

9. Federal Income Taxes:
As of October 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Tax cost	$420,725,871	$500,943,724	$394,176,064	$202,784,167
Gross unrealized appreciation	$241,336,841	$302,105,852	$156,834,714	$48,366,605
Gross unrealized depreciation	—	—	—	—
Net unrealized appreciation (depreciation)	$241,336,841	$302,105,852	$156,834,714	$48,366,605
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Undistributed ordinary income	$4,430,672	$1,291,556	$2,957,077	$909,901
Undistributed long-term capital gains	10,648,032	23,742,575	17,885,741	3,216,377
Net unrealized appreciation (depreciation) on investments	241,336,841	302,105,852	156,834,714	48,366,605
Total	$256,415,545	$327,139,983	$177,677,532	$52,492,883
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2017, the funds had no capital loss carryforwards.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Current period distributions
Ordinary income	$10,923,071	$13,720,259	$9,941,858	$4,606,837
Long-term capital gains	14,462,795	12,837,289	6,103,987	1,626,668
Prior period distributions
Ordinary income	$17,824,381	$12,295,465	$9,353,819	$3,884,346
Long-term capital gains	38,823,520	78,132,750	52,631,065	12,777,507
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2017, the funds made the following reclassifications:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Capital shares	$—	$—	$—	$—
Undistributed net investment income	603,356	679,545	360,546	107,668
Net realized capital gains (losses)	(603,356)	(679,545)	(360,546)	(107,668)
As of October 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the funds did not incur any interest or penalties.
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Financial Notes (continued)

10. Custody Out-of-Pocket Fee Reimbursement:
In December 2015, State Street, the funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid to the funds during the period ended October 31, 2017 as a reimbursement. State Street made payment to a fund if the inaccurate billing occurred when the fund’s operating expenses were not contractually waived by CSIM. If CSIM was contractually waiving fees when the inaccurate billing occurred, State Street made that payment directly to CSIM to the extent of amounts waived by CSIM; any additional amounts were applied to the fund. The amounts applied to each fund were recognized as a change in accounting estimate. This resulted in a decrease in Net expenses and an overall increase in Net assets. The payment is netted with Custodian fees in each fund’s Statement of Operations. Below are the amounts that were reimbursed to the funds and to CSIM for the period ended October 31, 2017:
	State Street to Fund	State Street to CSIM
Schwab MarketTrack All Equity Portfolio	$53	$1,349
Schwab MarketTrack Growth Portfolio	—	475
Schwab MarketTrack Balanced Portfolio	48	1,425
Schwab MarketTrack Conservative Portfolio	—	1,465

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (four of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds as of October 31, 2017 by correspondence with the custodian and transfer agents of the underlying funds, respectively, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2017
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Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2017, qualify for the corporate dividends received deduction:
Percentage
Schwab MarketTrack All Equity Portfolio	58.19
Schwab MarketTrack Growth Portfolio	52.60
Schwab MarketTrack Balanced Portfolio	37.73
Schwab MarketTrack Conservative Portfolio	23.00
For the fiscal year ended October 31, 2017, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.

Schwab MarketTrack All Equity Portfolio	$10,524,600
Schwab MarketTrack Growth Portfolio	11,029,272
Schwab MarketTrack Balanced Portfolio	5,713,343
Schwab MarketTrack Conservative Portfolio	1,623,043
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2017:

Schwab MarketTrack All Equity Portfolio	$14,462,795
Schwab MarketTrack Growth Portfolio	12,837,289
Schwab MarketTrack Balanced Portfolio	6,103,987
Schwab MarketTrack Conservative Portfolio	1,626,668
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017.
The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

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Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts any differences in the nature and scope of the services CSIM provides to these other accounts, and any differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Funds invest a portion of their assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Funds’ investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

All Equity Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014, the index is composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6% Russell RAFI Developed ex US Large Company Index (Net), 5% Russell RAFI Developed ex US Small Company Index (Net), 5% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). The components that make up the composite may vary over time.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014 the Balanced Composite Index is composed of 21% S&P 500 Index, 10.50% Russell 2000 Index, 9% Russell RAFI US Large Company Index, 4.50% Russell RAFI US Small Company Index, 7% MSCI EAFE Index (Net), 3% Russell RAFI Developed ex US Large Company Index (Net), 2.50% Russell RAFI Developed ex US Small Company Index (Net), 2.50% Russell RAFI Emerging Markets Large Company Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Citigroup Non-U.S. Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Conservative Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014, the index is calculated using the following portion allocations: 14% S&P 500 Index, 7% Russell 2000 Index, 6% Russell RAFI US Large Company Index, 3% Russell RAFI US Small Company Index, 4.6% MSCI EAFE Index (Net), 2% Russell RAFI Developed ex US Large Company Index (Net), 1.7% Russell RAFI Developed ex US Small Company Index (Net), 1.7% Russell RAFI Emerging Markets Large Company Index (Net), 55% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Growth Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective December 1, 2014 the Growth Composite Index is composed of 28% S&P 500 Index, 14% Russell 2000 Index, 12% Russell RAFI US Large Company Index, 6% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15%

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Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. From March 1, 2014 to December 1, 2014, the index was comprised of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was comprised of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index. The components that make up the composite may vary over time.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI US Small Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

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Notes

Notes

Schwab MarketTrack Portfolios
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR13813-20
00201787

Annual Report  |  October 31, 2017
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund

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Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2017
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	9.11%
Target 2010 Composite Index	8.65%
Fund Category: Morningstar Target-Date 2000-2010[1]	9.38%
Performance Details	pages 9-11

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	9.67%
Target 2015 Composite Index	9.12%
Fund Category: Morningstar Target-Date 2015[1]	10.59%
Performance Details	pages 12-14

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	12.28%
Target 2020 Composite Index	11.55%
Fund Category: Morningstar Target-Date 2020[1]	11.77%
Performance Details	pages 15-17

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	15.17%
Target 2025 Composite Index	14.26%
Fund Category: Morningstar Target-Date 2025[1]	14.12%
Performance Details	pages 18-20

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	17.47%
Target 2030 Composite Index	16.32%
Fund Category: Morningstar Target-Date 2030[1]	16.28%
Performance Details	pages 21-23
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2017
Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	19.19%
Target 2035 Composite Index	18.05%
Fund Category: Morningstar Target-Date 2035[1]	18.48%
Performance Details	pages 24-26

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	21.02%
Target 2040 Composite Index	19.71%
Fund Category: Morningstar Target-Date 2040[1]	19.68%
Performance Details	pages 27-29

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	22.11%
Target 2045 Composite Index	20.77%
Fund Category: Morningstar Target-Date 2045[1]	20.74%
Performance Details	pages 30-32

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	22.68%
Target 2050 Composite Index	21.43%
Fund Category: Morningstar Target-Date 2050[1]	20.86%
Performance Details	pages 33-35

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	23.35%
Target 2055 Composite Index	22.06%
Fund Category: Morningstar Target-Date 2055[1]	21.30%
Performance Details	pages 36-38

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	23.63%
Target 2060 Composite Index	22.26%
Fund Category: Morningstar Target-Date 2060+[1]	21.59%
Performance Details	pages 39-41

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Investors tend to think about risk differently. But one ingredient we’ve found that holds fairly consistent among investors is that the risks they’re willing to take today likely won’t be the same risks they’re willing to accept in the future.
Helping investors manage these changing needs is at the heart of what the Schwab Target Funds strive to provide. In short, they manage asset allocation and risk management for you. The funds offer an initial asset mix appropriate to an investor’s stage of life. Then they adjust the allocation over time to keep risk at the right level and shift the focus to capital preservation the closer an investor gets to retirement. Finally, the funds’ glide path—the gradual shift toward more conservative investments—doesn’t end at the target retirement year. It continues beyond that date, giving investors more time to benefit from potential market gains and helping to reduce the risk of outliving their savings.
All of this means that investors can replace complex decisions about portfolio construction and risk appetite with a simpler choice—an all-in-one portfolio solution that is managed according to a projected retirement date, helping to keep retirement plans on track.
But, internally, the funds are far from a hands-off retirement solution. That’s because they rely on a collaborative fund management approach that integrates risk management into the management and oversight of the portfolios. Our management process for the Schwab Target Funds involves collaborative allocation and management by dedicated teams to seek the best possible asset manager selection. Unlike some other target date funds, we employ a combination of passively and actively managed funds. The passive funds help keep investors’ costs down, while the active strategies can help manage risk with the ability to react to changing market conditions. And because we combine both internally-managed and third-party strategies, we are able to leverage diversity of thought and talent across an industry—not just a firm.
Our commitment to helping our shareholders manage risk through clear information and a disciplined approach continues to garner us recognition. Earlier this year, we were named one of Morningstar’s “9 Partners for the Next Decade.”1 Among other traits, Morningstar discussed our reliable, repeatable investment processes that are backed by well-resourced teams and risk management analysis. While we’re proud of such achievements, most
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the President (continued)

“ Unlike some other target date funds, we employ a combination of passively and actively managed funds.”
importantly, we’re honored to serve our investors. We’re committed to putting investors first—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Target Funds and for the funds’ financial statements, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2017, both U.S. and international equity markets generated positive returns. Meanwhile, global bond yields generally rose, driving fixed income returns lower (bond yields and bond prices move in opposite directions). Global economic growth improved while central bank policies remained generally accommodative, despite some moves to reduce stimulative measures in the U.S. and in Europe. Due in part to solid global economic growth, traditionally cyclical sectors, such as Information Technology and Health Care, generally outperformed more value-oriented sectors, such as Consumer Staples and Energy. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 23.63%, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 23.44%. In fixed-income markets, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, and the Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index returned 0.69%.
Global economic growth improved over the reporting period. In August, all 45 of the major economies tracked by the Organization for Economic Cooperation and Development were growing together for the first time in a decade, with many on track to grow faster than they did in 2016. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. After a slow 2016 and beginning to 2017, quarterly gross domestic product (GDP) picked up in the second quarter to an annualized pace of 3.1%, driven by an increase in personal consumption expenditures. Consumer confidence also remained high, peaking soon after the U.S. presidential election and remaining elevated throughout the reporting period. Internationally, the eurozone’s recovery accelerated over the reporting period, hitting an annualized pace of 2.3% growth in the second quarter of 2017. GDP also grew in Japan over the reporting period amid strong consumer spending and exports, marking seven straight quarters of growth and the longest run in nearly two decades.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2017

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment (continued)

During the 12-month reporting period, monetary policy remained generally accommodative across the globe, though several central banks took steps toward tighter policies. In the U.S., the Federal Reserve (Fed) raised short-term interest rates three times over the reporting period, in December, March, and June, despite continued low levels of inflation. The increases were in increments of 0.25%, with the federal funds rate ending the reporting period in a range of 1.00% to 1.25%. However, even with progress toward a more normalized interest rate environment, U.S. interest rates remained low by historical averages. The Fed also announced in September it would begin unwinding its $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. Outside the U.S., the European Central Bank (ECB) announced that while it would begin to slow the pace of its bond purchases, it would continue the bond buying program through September 2018. The Bank of England (BoE) maintained interest rates at or near record lows, while the Bank of Japan (BOJ) introduced yield curve management as a policy tool in September 2017 and maintained negative interest rates throughout the reporting period. Though inflation remained stubbornly low across much of Europe and Asia, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, and BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year. (After the end of the reporting period in early November, the BoE raised its benchmark rate to 0.5%—the first increase in 10 years.)
Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea. Otherwise, market volatility, as measured by the CBOE Volatility Index®1 (or VIX®), fell over the reporting period, hitting an all-time low in early October. These low levels of volatility, combined with high consumer confidence, contributed to the momentum-driven rally in cyclical sectors. Meanwhile, most equities rose over the 12-month reporting period, with stock markets in the U.S. reaching record highs several times over the year. In late 2016 and early 2017, U.S. stocks rallied amid expectations for policy changes from the Trump administration, including financial deregulation, increased infrastructure spending, and tax reform. As the reporting period continued and meaningful progress stalled in Washington, strong corporate earnings and solid underlying economic data drove the positive performance of U.S. stocks. Outside the U.S., the performance of international developed stocks continued to be supported by generally accommodative monetary policies and improving global growth.
During the 12-month reporting period, bond yields generally rose in both the U.S. and overseas, though remained low compared to historical averages. The yield on the 10-year Japanese government bond stayed near 0.00% due to the BOJ’s yield curve management policy tool, while the 10-year German bund yield fluctuated between 0.00% and 0.60% over the 12-month reporting period. In the U.S., the yield curve generally flattened, with short-term yields rising faster than longer-term yields. The yields on short-term bonds climbed in response to the three Fed interest rate increases, while the combination of strong economic growth and low inflation resulted in steadier longer-term yields.
[1]	The CBOE Volatility Index® (or VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the management of the funds. She has served as portfolio manager of the funds since February 2012, with the exception of the Schwab Target 2060 Fund, for which she has served as portfolio manager since its inception in August 2016. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund as of October 31, 2017

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The 2010 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2010 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2010 Fund’s asset allocation was approximately 37.1% equity securities, 56.2% fixed-income securities, and 6.7% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2010 Fund returned 9.11%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the 2010 composite index), returned 8.65%.
Positioning and Strategies.  The 2010 Fund’s asset allocations were broadly in line with those of the 2010 composite index over the reporting period.
The 2010 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2010 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2010 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2010 Fund’s international equity allocation also contributed to the 2010 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2010 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2010 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. TIPS fixed-income allocation detracting from total return. The Schwab Treasury Inflation Protected Securities Index Fund returned -0.2% and dragged on relative performance, as it underperformed one of the 2010 composite index’s fixed-income components, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which returned -0.1%. The 2010 Fund’s non-U.S. fixed-income exposure provided a slight contribution to total return, with the Laudus Mondrian International Government Fixed Income Fund returning 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	9.11%	5.88%	3.11%
Target 2010 Composite Index	8.65%	5.97%	3.98%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	7.67%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Target-Date 2000-2010[2]	9.38%	5.99%	3.88%
Fund Expense Ratios[3]: Net 0.33%; Gross 0.47%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.33% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.47%, 0.33% and 0.33%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	51%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund as of October 31, 2017

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The 2015 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2015 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2015 Fund’s asset allocation was approximately 39.3% equity securities, 54.3% fixed-income securities, and 6.3% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2015 Fund returned 9.67%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the 2015 composite index), returned 9.12%.
Positioning and Strategies.  The 2015 Fund’s asset allocations were broadly in line with those of the 2015 composite index over the reporting period.
The 2015 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2015 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2015 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2015 Fund’s international equity allocation also contributed to the 2015 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2015 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2015 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. TIPS fixed-income allocation detracting from total return. The Schwab Treasury Inflation Protected Securities Index Fund, returned -0.2% and dragged on relative performance, as it underperformed one of the 2015 composite index’s fixed-income components, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which returned -0.1%. The 2015 Fund’s non-U.S. fixed-income exposure provided little contribution to total return with the Laudus Mondrian International Government Fixed Income Fund returning 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 12, 2008 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2015 Fund (3/12/08)	9.67%	6.50%	5.30%
Target 2015 Composite Index	9.12%	6.59%	5.34%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	9.73%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.07%
Fund Category: Morningstar Target-Date 2015[2]	10.59%	6.64%	N/A
Fund Expense Ratios[3]: Net 0.35%; Gross 0.43%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.35% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.43%, 0.35% and 0.35%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	52%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund as of October 31, 2017

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The 2020 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2020 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2020 Fund’s asset allocation was approximately 49.2% equity securities, 45.8% fixed-income securities, and 5.0% cash and cash equivalents (including money market funds). At its target date, the 2020 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2020 Fund returned 12.28%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the 2020 composite index), returned 11.55%.
Positioning and Strategies.  The 2020 Fund’s asset allocations were broadly in line with those of the 2020 composite index over the reporting period.
The 2020 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2020 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2020 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2020 Fund’s international equity allocation also contributed to the 2020 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2020 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2020 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2020 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	12.28%	7.87%	4.47%
Target 2020 Composite Index	11.55%	7.96%	4.88%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	7.67%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Target-Date 2020[2]	11.77%	6.85%	3.95%
Fund Expense Ratios[3]: Net 0.42%; Gross 0.45%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.42% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.45%, 0.42% and 0.42%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	25
Portfolio Turnover Rate	47%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund as of October 31, 2017

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The 2025 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2025 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2025 Fund’s asset allocation was approximately 61.2% equity securities, 35.2% fixed-income securities, and 3.7% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2025 Fund returned 15.17%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the 2025 composite index), returned 14.26%.
Positioning and Strategies.  The 2025 Fund’s asset allocations were broadly in line with those of the 2025 composite index over the reporting period.
The 2025 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2025 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2025 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2025 Fund’s international equity allocation also contributed to the 2025 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2025 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2025 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2025 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 12, 2008 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2025 Fund (3/12/08)	15.17%	9.10%	7.14%
Target 2025 Composite Index	14.26%	9.16%	6.69%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	9.73%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.07%
Fund Category: Morningstar Target-Date 2025[2]	14.12%	8.00%	N/A
Fund Expense Ratios[3]: Net 0.50%; Gross 0.54%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.54%, 0.50% and 0.50%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	25
Portfolio Turnover Rate	36%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund as of October 31, 2017

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The 2030 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2030 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2030 Fund’s asset allocation was approximately 70.1% equity securities, 27.0% fixed-income securities, and 2.9% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2030 Fund returned 17.47%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the 2030 composite index), returned 16.32%.
Positioning and Strategies.  The 2030 Fund’s asset allocations were broadly in line with those of the 2030 composite index over the reporting period.
The Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2030 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2030 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2030 Fund’s international equity allocation also contributed to the 2030 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2030 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2030 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2030 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	17.47%	10.03%	5.53%
Target 2030 Composite Index	16.32%	10.08%	5.68%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	7.67%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Target-Date 2030[2]	16.28%	8.75%	4.35%
Fund Expense Ratios[3]: Net 0.57%; Gross 0.60%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.57% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.60%, 0.57% and 0.57%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	30%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund as of October 31, 2017

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The 2035 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2035 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2035 Fund’s asset allocation was approximately 77.4% equity securities, 20.1% fixed-income securities, and 2.5% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2035 Fund returned 19.19%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the 2035 composite index), returned 18.05%.
Positioning and Strategies.  The 2035 Fund’s asset allocations were broadly in line with those of the 2035 composite index over the reporting period.
The 2035 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2035 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2035 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2035 Fund’s international equity allocation also contributed to the 2035 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2035 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2035 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2035 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 12, 2008 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2035 Fund (3/12/08)	19.19%	10.85%	7.91%
Target 2035 Composite Index	18.05%	10.89%	7.45%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	9.73%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.07%
Fund Category: Morningstar Target-Date 2035[2]	18.48%	9.68%	N/A
Fund Expense Ratios[3]: Net 0.62%; Gross 0.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.62% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.66%, 0.62% and 0.62%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	24%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund as of October 31, 2017

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The 2040 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2040 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2040 Fund’s asset allocation was approximately 84.3% equity securities, 13.5% fixed-income securities, and 2.2% cash and cash equivalents (including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2040 Fund returned 21.02%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the 2040 composite index), returned 19.71%.
Positioning and Strategies.  The 2040 Fund’s asset allocations were broadly in line with those of the 2040 composite index over the reporting period.
The 2040 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2040 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2040 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2040 Fund’s international equity allocation also contributed to the 2040 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2040 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2040 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2040 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	21.02%	11.51%	6.12%
Target 2040 Composite Index	19.71%	11.53%	6.12%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	15.05%	7.67%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%
Fund Category: Morningstar Target-Date 2040[2]	19.68%	10.03%	4.61%
Fund Expense Ratios[3]: Net 0.66%; Gross 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.66% of acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.69%, 0.66% and 0.66%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	21%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund as of October 31, 2017

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The 2045 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2045 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2045 Fund’s asset allocation was approximately 88.8% equity securities, 9.1% fixed-income securities, and 2.1% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2045 Fund returned 22.11%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the 2045 composite index), returned 20.77%.
Positioning and Strategies.  The 2045 Fund’s asset allocations were broadly in line with those of the 2045 composite index over the reporting period.
The 2045 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2045 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2045 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2045 Fund’s international equity allocation also contributed to the 2045 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2045 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4.
The 2045 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2045 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2045 Fund (1/23/13)	22.11%	8.22%	10.78%
Target 2045 Composite Index	20.77%	8.41%	10.94%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	10.48%	14.17%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.40%	2.17%
Fund Category: Morningstar Target-Date 2045[2]	20.74%	7.57%	N/A
Fund Expense Ratios[3]: Net 0.69%; Gross 0.82%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.69%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.82%, 0.69% and 0.69%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	11%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund and Laudus Mondrian Emerging Markets Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund as of October 31, 2017

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The 2050 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2050 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2050 Fund’s asset allocation was approximately 91.5% equity securities, 6.5% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2050 Fund returned 22.68%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the 2050 composite index), returned 21.43%.
Positioning and Strategies.  The 2050 Fund’s asset allocations were broadly in line with those of the 2050 composite index over the reporting period.
The 2050 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2050 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2050 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2050 Fund’s international equity allocation also contributed to the 2050 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2050 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2050 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2050 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2050 Fund (1/23/13)	22.68%	8.41%	11.05%
Target 2050 Composite Index	21.43%	8.59%	11.19%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	10.48%	14.17%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.40%	2.17%
Fund Category: Morningstar Target-Date 2050[2]	20.86%	7.65%	N/A
Fund Expense Ratios[3]: Net 0.71%; Gross 0.86%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.71%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.86%, 0.71% and 0.71%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund and Laudus Mondrian Emerging Markets Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund as of October 31, 2017

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The 2055 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2055 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2055 Fund’s asset allocation was approximately 94.0% equity securities, 4.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  For the 12-month reporting period ended October 31, 2017, the 2055 Fund returned 23.35%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the 2055 composite index), returned 22.06%.
Positioning and Strategies.  The 2055 Fund’s asset allocations were broadly in line with those of the 2055 composite index over the reporting period.
The 2055 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. The top contributor to the total return of the 2055 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2055 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2055 Fund’s international equity allocation also contributed to the 2055 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2055 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2055 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.2% and dragged on relative performance, as it underperformed one of the 2055 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2055 Fund (1/23/13)	23.35%	8.54%	11.21%
Target 2055 Composite Index	22.06%	8.74%	11.38%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	10.48%	14.17%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.40%	2.17%
Fund Category: Morningstar Target-Date 2055[2]	21.30%	7.83%	N/A
Fund Expense Ratios[3]: Net 0.73%; Gross 0.99%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.73%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Effective May 26, 2017, the gross expense ratio, the net expense ratio and the annualized weighted average expense ratio of the underlying funds changed to 0.99%, 0.73% and 0.73%, respectively. For more information, refer to the prospectus supplement dated May 26, 2017.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	9%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund and Laudus Mondrian Emerging Markets Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund as of October 31, 2017

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2060 Fund may also invest in unaffiliated third-party mutual funds. The 2060 Fund’s target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy; however, the adviser reserves the right to modify the 2060 Fund’s target asset allocations from time to time should circumstances warrant a change; as of the last adjustment at the end of June 2017, the 2060 Fund’s asset allocation was approximately 95.0% equity securities, 3.0% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed-income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, both U.S. and international equity markets generated positive returns. Global economic growth improved over the reporting period. In the U.S., economic data remained generally solid over the reporting period. The labor market strengthened as unemployment remained low and nonfarm payroll numbers continued to trend in line with expectations, though wage growth remained sluggish amid weak inflation. Market volatility was noticeably subdued over the reporting period, outside of a few bumps tied to political uncertainty in the U.S. and abroad and periods of escalating tensions in North Korea.
Performance.  The 12-month reporting period ended October 31, 2017, the 2060 Fund returned 23.63%. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the 2060 composite index), returned 22.26%.
Positioning and Strategies.  The 2060 Fund’s asset allocations were broadly in line with those of the 2060 composite index over the reporting period.
The 2060 Fund’s equity allocation provided the greatest contribution to total return, particularly among U.S. large cap equity exposure. A top contributor to the total return of the 2060 Fund was the Schwab S&P 500 Index Fund, which returned 23.6%. However, the Schwab S&P 500 Index Fund detracted slightly from the 2060 Fund’s relative performance as it underperformed its comparative index. The Schwab Core Equity Fund also contributed notably, returning 26.0%.
The 2060 Fund’s international equity allocation also contributed to the 2060 Fund’s total return and relative performance. The Laudus International MarketMasters Fund (Select Shares), which returned 28.5%, outperformed one of the 2060 composite index’s international equity allocation components, the MSCI EAFE Index (Net), which returned 23.4%.
The 2060 Fund’s overall fixed-income exposures provided the smallest contribution to total return, with the U.S. intermediate fixed-income allocation contributing the least to total return. The Schwab Intermediate-Term Bond Fund returned 0.1% and dragged on relative performance, as it underperformed one of the 2060 composite index’s fixed-income components, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, which returned 0.6%.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2017)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	23.63%	17.91%
Target 2060 Composite Index	22.26%	16.44%
Dow Jones U.S. Total Stock Market IndexSM	23.96%	17.85%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	0.11%
Fund Category: Morningstar Target-Date 2060+[2]	21.59%	N/A
Fund Expense Ratios[3]: Net 0.75%; Gross 1.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.75%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2017 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	7%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets3,4

Portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund and Laudus Mondrian Emerging Markets Fund are part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2017 and held through October 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2,5]	Effective Expenses Paid During Period 5/1/17-10/31/17[4,5]
Schwab Target 2010 Fund
Actual Return	0.00%	0.37%	$1,000.00	$1,042.70	$0.00	$1.91
Hypothetical 5% Return	0.00%	0.37%	$1,000.00	$1,025.20	$0.00	$1.89
Schwab Target 2015 Fund
Actual Return	0.00%	0.39%	$1,000.00	$1,044.50	$0.00	$2.01
Hypothetical 5% Return	0.00%	0.39%	$1,000.00	$1,025.20	$0.00	$1.99
Schwab Target 2020 Fund
Actual Return	0.00%	0.46%	$1,000.00	$1,053.00	$0.00	$2.38
Hypothetical 5% Return	0.00%	0.46%	$1,000.00	$1,025.20	$0.00	$2.35
Schwab Target 2025 Fund
Actual Return	0.00%	0.54%	$1,000.00	$1,064.40	$0.00	$2.81
Hypothetical 5% Return	0.00%	0.54%	$1,000.00	$1,025.20	$0.00	$2.75
Schwab Target 2030 Fund
Actual Return	0.00%	0.60%	$1,000.00	$1,072.60	$0.00	$3.13
Hypothetical 5% Return	0.00%	0.60%	$1,000.00	$1,025.20	$0.00	$3.06
Schwab Target 2035 Fund
Actual Return	0.00%	0.64%	$1,000.00	$1,078.20	$0.00	$3.35
Hypothetical 5% Return	0.00%	0.64%	$1,000.00	$1,025.20	$0.00	$3.26
Schwab Target 2040 Fund
Actual Return	0.00%	0.69%	$1,000.00	$1,084.80	$0.00	$3.63
Hypothetical 5% Return	0.00%	0.69%	$1,000.00	$1,025.20	$0.00	$3.52
Schwab Target 2045 Fund
Actual Return	0.00%	0.71%	$1,000.00	$1,088.40	$0.00	$3.74
Hypothetical 5% Return	0.00%	0.71%	$1,000.00	$1,025.20	$0.00	$3.62
Schwab Target 2050 Fund
Actual Return	0.00%	0.73%	$1,000.00	$1,089.90	$0.00	$3.85
Hypothetical 5% Return	0.00%	0.73%	$1,000.00	$1,025.20	$0.00	$3.72
Schwab Target 2055 Fund
Actual Return	0.00%	0.75%	$1,000.00	$1,091.60	$0.00	$3.95
Hypothetical 5% Return	0.00%	0.75%	$1,000.00	$1,025.20	$0.00	$3.82

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	Expense Ratio (Annualized)[1,2]	Effective Expense Ratio (Annualized)[3,4]	Beginning Account Value at 5/1/17	Ending Account Value (Net of Expenses) at 10/31/17	Expenses Paid During Period 5/1/17-10/31/17[2,5]	Effective Expenses Paid During Period 5/1/17-10/31/17[4,5]
Schwab Target 2060 Fund
Actual Return	0.00%	0.75%	$1,000.00	$1,093.70	$0.00	$3.96
Hypothetical 5% Return	0.00%	0.75%	$1,000.00	$1,025.20	$0.00	$3.82

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expense ratio; may differ from the acquired fund fees and expenses ratios in the prospectus, which are based on estimated amounts for the current fiscal year.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.52	$12.42	$12.42	$11.91	$11.10
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.20 [1]	0.17 [1]	0.19	0.21
Net realized and unrealized gains (losses)	0.90	0.12	0.08	0.52	0.85
Total from investment operations	1.12	0.32	0.25	0.71	1.06
Less distributions:
Distributions from net investment income	(0.22)	(0.22)	(0.25)	(0.20)	(0.25)
Net asset value at end of period	$13.42	$12.52	$12.42	$12.42	$11.91
Total return	9.11%	2.68%	2.03%	6.08%	9.74%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3]	0.00% [3]	—	—
Gross operating expenses[2]	0.14%	0.14%	0.14%	0.17%	0.18%
Net investment income (loss)	1.75%	1.60%	1.40%	1.53%	1.77%
Portfolio turnover rate	51% [4]	14%	33%	29%	26%
Net assets, end of period (x 1,000,000)	$59	$59	$65	$64	$61

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 30% without including these transactions. There were no transaction costs associated with these transactions. (See financial note 7)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 75.6% of net assets

Equity Funds 31.1%
Global Real Estate 1.7%
Schwab Global Real Estate Fund	131,052	1,007,788
		1,007,788
International 9.1%
Laudus International MarketMasters Fund, Select Shares	117,629	3,171,284
Schwab International Core Equity Fund	192,635	2,171,001
		5,342,285
Large-Cap 18.1%
Schwab Core Equity Fund	136,802	3,332,494
Schwab Dividend Equity Fund	4,714	81,124
Schwab S&P 500 Index Fund	179,542	7,222,976
		10,636,594
Small-Cap 2.2%
Laudus Small-Cap MarketMasters Fund, Select Shares	21,215	437,029
Schwab Small-Cap Equity Fund	35,716	842,175
		1,279,204
		18,265,871

Fixed-Income Funds 40.2%
Inflation-Protected Bond 6.1%
Schwab Treasury Inflation Protected Securities Index Fund	321,807	3,565,624
Intermediate-Term Bond 23.7%
Schwab U.S. Aggregate Bond Index Fund	1,382,883	13,939,461
International Bond 0.7%
Laudus Mondrian International Government Fixed Income Fund	44,863	440,555
Short-Term Bond 9.7%
Schwab Short-Term Bond Index Fund	569,447	5,683,082
		23,628,722

Money Market Fund 4.3%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	2,498,657	2,499,406
Total Affiliated Underlying Funds
(Cost $38,965,723)		44,393,999
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 22.2% of net assets

Equity Funds 6.5%
Large-Cap 6.5%
ClearBridge Large Cap Growth Fund	44,266	1,980,026
Dodge & Cox Stock Fund	4,354	878,445
TCW Relative Value Large Cap Fund, Class I	39,079	949,616
		3,808,087

Fixed-Income Funds 15.7%
Intermediate-Term Bond 15.7%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	64,307	723,448
Metropolitan West Total Return Bond Fund, Class I	521,575	5,559,991
Wells Fargo Core Bond Fund, Institutional Class	230,962	2,974,788
		9,258,227
Total Unaffiliated Underlying Funds
(Cost $12,591,401)		13,066,314
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.2% of net assets

Time Deposits 2.2%
Barclays Capital, Inc.
0.60%, 11/01/17 (b)	592,316	592,316
BNP Paribas
0.60%, 11/01/17 (b)	592,316	592,316
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	90,141	90,141
Total Short-Term Investments
(Cost $1,274,773)		1,274,773
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	145,572	4,216	(32,159)	117,629	$375,434	$394,291	$26,247
Laudus Mondrian International Government Fixed Income Fund	35,650	16,393	(7,180)	44,863	3,882	2,954	3,281
Laudus Small-Cap MarketMasters Fund, Select Shares	28,044	285	(7,114)	21,215	30,267	77,212	5,427
Laudus U.S. Large Cap Growth Fund	218,108	3,555	(221,663)	—	(1,396,034)	1,696,816	59,151
Schwab Core Equity Fund	206,034	3,299	(72,531)	136,802	137,848	622,731	68,347
Schwab Dividend Equity Fund	125,632	560	(121,478)	4,714	15,645	158,731	8,905
Schwab Global Real Estate Fund	161,504	6,734	(37,186)	131,052	(14,898)	93,414	47,901
Schwab International Core Equity Fund	226,044	5,681	(39,090)	192,635	399,410	25,628	51,357
Schwab S&P 500 Index Fund	100,633	112,504	(33,595)	179,542	1,097,290	88,191	88,356
Schwab Short-Term Bond Index Fund	—	577,439	(7,992)	569,447	(20,202)	82	52,205
Schwab Short-Term Bond Market Fund	618,557	19,442	(637,999)	—	(174,147)	133,930	33,304
Schwab Small-Cap Equity Fund	41,665	4,688	(10,637)	35,716	136,384	58,342	3,737
Schwab Total Bond Market Fund	1,451,313	60,820	(1,512,133)	—	(187,464)	(69,669)	150,211
Schwab Treasury Inflation Protected Securities Index Fund	336,959	9,186	(24,338)	321,807	(90,223)	10,747	70,726
Schwab U.S. Aggregate Bond Index Fund	—	1,466,201	(83,318)	1,382,883	16,052	8,990	185,334
Schwab Variable Share Price Money Fund, Ultra Shares	2,477,273	21,384	—	2,498,657	(248)	—	22,123
Total					$328,996	$3,302,390	$876,612
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$44,393,999	$—	$—	$44,393,999
Unaffiliated Underlying Funds[1]	13,066,314	—	—	13,066,314
Short-Term Investments[1]	—	1,274,773	—	1,274,773
Total	$57,460,313	$1,274,773	$—	$58,735,086
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $38,965,723)		$44,393,999
Investments in unaffiliated issuers, at value (cost $13,866,174)		14,341,087
Receivables:
Investments sold		100,000
Dividends		51,911
Fund shares sold		28,103
Due from investment adviser		9,648
Interest		21
Prepaid expenses	+	9,540
Total assets		58,934,309
Liabilities
Payables:
Investments bought		51,085
Fund shares redeemed		93,097
Accrued expenses	+	30,392
Total liabilities		174,574
Net Assets
Total assets		58,934,309
Total liabilities	–	174,574
Net assets		$58,759,735
Net Assets by Source
Capital received from investors		52,441,443
Net investment income not yet distributed		623,092
Net realized capital losses		(207,989)
Net unrealized capital appreciation		5,903,189

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$58,759,735		4,379,749		$13.42

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$790,672
Dividends received from unaffiliated underlying funds		236,988
Interest	+	5,632
Total investment income		1,033,292
Expenses
Professional fees		25,661
Registration fees		19,568
Transfer agent fees		10,006
Shareholder reports		8,029
Independent trustees’ fees		7,397
Portfolio accounting fees		5,471
Custodian fees		2,176
Other expenses	+	3,699
Total expenses		82,007
Expense reduction by CSIM	–	82,007
Net expenses	–	—
Net investment income		1,033,292
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		85,940
Realized capital gain distributions received from unaffiliated underlying funds		232,423
Net realized gains on sales of affiliated underlying funds		3,302,390
Net realized gains on sales of unaffiliated underlying funds	+	384,747
Net realized gains		4,005,500
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		328,996
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(217,952)
Net change in unrealized appreciation (depreciation)	+	111,044
Net realized and unrealized gains		4,116,544
Increase in net assets resulting from operations		$5,149,836

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$1,033,292	$976,757
Net realized gains		4,005,500	2,212,658
Net change in unrealized appreciation (depreciation)	+	111,044	(1,623,498)
Increase in net assets from operations		5,149,836	1,565,917
Distributions to Shareholders
Distributions from net investment income		($1,060,087)	($1,128,027)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		708,162	$9,067,566	719,105	$8,761,592
Shares reinvested		78,082	964,310	87,514	1,059,786
Shares redeemed	+	(1,156,863)	(14,832,092)	(1,250,841)	(15,300,270)
Net transactions in fund shares		(370,619)	($4,800,216)	(444,222)	($5,478,892)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,750,368	$59,470,202	5,194,590	$64,511,204
Total decrease	+	(370,619)	(710,467)	(444,222)	(5,041,002)
End of period		4,379,749	$58,759,735	4,750,368	$59,470,202
Net investment income not yet distributed			$623,092		$567,443

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$11.72	$12.23	$12.81	$12.22	$11.13
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.18 [1]	0.17 [1]	0.19	0.20
Net realized and unrealized gains (losses)	0.88	0.11	0.08	0.60	1.12
Total from investment operations	1.08	0.29	0.25	0.79	1.32
Less distributions:
Distributions from net investment income	(0.22)	(0.21)	(0.27)	(0.20)	(0.23)
Distributions from net realized gains	(0.37)	(0.59)	(0.56)	—	—
Total distributions	(0.59)	(0.80)	(0.83)	(0.20)	(0.23)
Net asset value at end of period	$12.21	$11.72	$12.23	$12.81	$12.22
Total return	9.67%	2.59%	1.99%	6.56%	12.06%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3]	0.00% [3]	—	—
Gross operating expenses[2]	0.09%	0.08%	0.09%	0.11%	0.14%
Net investment income (loss)	1.74%	1.59%	1.42%	1.52%	1.72%
Portfolio turnover rate	52% [4]	14%	33%	32%	16%
Net assets, end of period (x 1,000,000)	$103	$104	$116	$111	$94

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 33% without including these transactions. There were no transaction costs associated with these transactions. (See financial note 7)

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 75.7% of net assets

Equity Funds 32.9%
Global Real Estate 1.7%
Schwab Global Real Estate Fund	220,574	1,696,214
International 9.6%
Laudus International MarketMasters Fund, Select Shares	221,402	5,968,993
Schwab International Core Equity Fund	346,863	3,909,144
		9,878,137
Large-Cap 19.3%
Schwab Core Equity Fund	254,416	6,197,562
Schwab Dividend Equity Fund	10,000	172,093
Schwab S&P 500 Index Fund	333,205	13,404,832
		19,774,487
Small-Cap 2.3%
Laudus Small-Cap MarketMasters Fund, Select Shares	38,514	793,386
Schwab Small-Cap Equity Fund	68,089	1,605,528
		2,398,914
		33,747,752

Fixed-Income Funds 38.6%
Inflation-Protected Bond 6.0%
Schwab Treasury Inflation Protected Securities Index Fund	553,854	6,136,703
Intermediate-Term Bond 22.5%
Schwab U.S. Aggregate Bond Index Fund	2,292,299	23,106,375
International Bond 0.9%
Laudus Mondrian International Government Fixed Income Fund	92,594	909,276
Short-Term Bond 9.2%
Schwab Short-Term Bond Index Fund	942,868	9,409,827
		39,562,181

Money Market Fund 4.2%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	4,241,918	4,243,190
Total Affiliated Underlying Funds
(Cost $66,947,217)		77,553,123
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 22.1% of net assets

Equity Funds 6.7%
Large-Cap 6.7%
ClearBridge Large Cap Growth Fund	79,913	3,574,503
Dodge & Cox Stock Fund	7,945	1,603,142
TCW Relative Value Large Cap Fund, Class I	72,086	1,751,680
		6,929,325

Fixed-Income Funds 15.4%
Intermediate-Term Bond 15.4%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	131,682	1,481,421
Metropolitan West Total Return Bond Fund, Class I	894,350	9,533,775
Wells Fargo Core Bond Fund, Institutional Class	367,629	4,735,062
		15,750,258
Total Unaffiliated Underlying Funds
(Cost $21,792,317)		22,679,583
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.5% of net assets

Time Deposits 2.5%
Citibank
0.60%, 11/01/17 (b)	1,022,529	1,022,529
JPMorgan Chase Bank
0.60%, 11/01/17 (b)	564,287	564,287
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	1,022,529	1,022,529
Total Short-Term Investments
(Cost $2,609,345)		2,609,345
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	265,900	24,550	(69,048)	221,402	$1,374,115	($29,512)	$47,942
Laudus Mondrian International Government Fixed Income Fund	76,743	15,851	—	92,594	18	—	4,873
Laudus Small-Cap MarketMasters Fund, Select Shares	48,557	472	(10,515)	38,514	136,996	43,768	9,001
Laudus U.S. Large Cap Growth Fund	404,597	6,402	(410,999)	—	(1,655,460)	2,187,944	106,530
Schwab Core Equity Fund	377,300	22,417	(145,301)	254,416	1,557,110	(206,199)	122,708
Schwab Dividend Equity Fund	235,802	997	(226,799)	10,000	208,162	114,901	15,843
Schwab Global Real Estate Fund	310,396	11,650	(101,472)	220,574	111,167	19,779	82,829
Schwab International Core Equity Fund	412,225	13,910	(79,272)	346,863	780,477	(29,464)	93,657
Schwab S&P 500 Index Fund	184,941	224,393	(76,129)	333,205	1,879,707	214,588	157,213
Schwab Short-Term Bond Index Fund	—	942,868	—	942,868	(30,878)	—	82,710
Schwab Short-Term Bond Market Fund	1,041,828	5,166	(1,046,994)	—	(44,510)	(25,578)	52,649
Schwab Small-Cap Equity Fund	79,817	11,336	(23,064)	68,089	343,707	14,015	6,443
Schwab Total Bond Market Fund	2,439,734	23,000	(2,462,734)	—	(636,765)	195,650	240,369
Schwab Treasury Inflation Protected Securities Index Fund	568,411	60,404	(74,961)	553,854	(62,093)	(71,630)	116,017
Schwab U.S. Aggregate Bond Index Fund	—	2,337,016	(44,717)	2,292,299	38,807	(1,674)	290,698
Schwab Variable Share Price Money Fund, Ultra Shares	4,205,616	36,302	—	4,241,918	(421)	—	37,558
Total					$4,000,139	$2,426,588	$1,467,040
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$77,553,123	$—	$—	$77,553,123
Unaffiliated Underlying Funds[1]	22,679,583	—	—	22,679,583
Short-Term Investments[1]	—	2,609,345	—	2,609,345
Total	$100,232,706	$2,609,345	$—	$102,842,051
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $66,947,217)		$77,553,123
Investments in unaffiliated issuers, at value (cost $24,401,662)		25,288,928
Receivables:
Fund shares sold		242,471
Dividends		82,965
Due from investment adviser		9,903
Interest		43
Prepaid expenses	+	4,338
Total assets		103,181,771
Liabilities
Payables:
Investments bought		611,554
Fund shares redeemed		20,340
Accrued expenses	+	31,364
Total liabilities		663,258
Net Assets
Total assets		103,181,771
Total liabilities	–	663,258
Net assets		$102,518,513
Net Assets by Source
Capital received from investors		87,065,489
Net investment income not yet distributed		996,827
Net realized capital gains		2,963,025
Net unrealized capital appreciation		11,493,172

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$102,518,513		8,398,602		$12.21

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$1,314,305
Dividends received from unaffiliated underlying funds		386,551
Interest	+	7,632
Total investment income		1,708,488
Expenses
Professional fees		25,911
Registration fees		19,182
Transfer agent fees		11,194
Shareholder reports		9,529
Independent trustees’ fees		7,622
Portfolio accounting fees		5,945
Custodian fees		2,408
Other expenses	+	4,257
Total expenses		86,048
Expense reduction by CSIM	–	86,048
Net expenses	–	—
Net investment income		1,708,488
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		152,735
Realized capital gain distributions received from unaffiliated underlying funds		378,238
Net realized gains on sales of affiliated underlying funds		2,426,588
Net realized gains on sales of unaffiliated underlying funds	+	479,850
Net realized gains		3,437,411
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		4,000,139
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(145,896)
Net change in unrealized appreciation (depreciation)	+	3,854,243
Net realized and unrealized gains		7,291,654
Increase in net assets resulting from operations		$9,000,142

Schwab Target Funds  |  Annual Report
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Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$1,708,488	$1,755,616
Net realized gains		3,437,411	3,635,423
Net change in unrealized appreciation (depreciation)	+	3,854,243	(2,475,029)
Increase in net assets from operations		9,000,142	2,916,010
Distributions to Shareholders
Distributions from net investment income		(1,851,464)	(1,912,081)
Distributions from net realized gains	+	(3,187,589)	(5,504,533)
Total distributions		($5,039,053)	($7,416,614)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,604,791	$19,099,768	1,773,195	$20,460,018
Shares reinvested		417,430	4,675,208	607,968	6,894,365
Shares redeemed	+	(2,508,878)	(29,396,775)	(2,943,054)	(34,207,784)
Net transactions in fund shares		(486,657)	($5,621,799)	(561,891)	($6,853,401)
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,885,259	$104,179,223	9,447,150	$115,533,228
Total decrease	+	(486,657)	(1,660,710)	(561,891)	(11,354,005)
End of period		8,398,602	$102,518,513	8,885,259	$104,179,223
Net investment income not yet distributed			$996,827		$993,948

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$13.84	$14.33	$14.32	$13.52	$11.94
Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	0.22 [1]	0.20 [1]	0.21	0.22
Net realized and unrealized gains (losses)	1.39	0.06	0.12	0.82	1.62
Total from investment operations	1.62	0.28	0.32	1.03	1.84
Less distributions:
Distributions from net investment income	(0.24)	(0.27)	(0.31)	(0.23)	(0.26)
Distributions from net realized gains	(0.51)	(0.50)	—	—	—
Total distributions	(0.75)	(0.77)	(0.31)	(0.23)	(0.26)
Net asset value at end of period	$14.71	$13.84	$14.33	$14.32	$13.52
Total return	12.28%	2.05%	2.25%	7.71%	15.72%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3]	0.00% [3]	—	—
Gross operating expenses[2]	0.03%	0.03%	0.03%	0.04%	0.05%
Net investment income (loss)	1.67%	1.59%	1.42%	1.48%	1.71%
Portfolio turnover rate	47% [4]	9%	25%	26%	14%
Net assets, end of period (x 1,000,000)	$579	$530	$536	$499	$415

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 31% without including these transactions. There were no transaction costs associated with these transactions (see financial note 7).

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 75.4% of net assets

Equity Funds 42.1%
Global Real Estate 2.3%
Schwab Global Real Estate Fund	1,740,703	13,386,010
International 12.7%
Laudus International MarketMasters Fund, Select Shares	1,588,804	42,834,145
Laudus Mondrian Emerging Markets Fund	190,425	1,607,187
Schwab International Core Equity Fund	2,586,379	29,148,494
		73,589,826
Large-Cap 24.0%
Laudus U.S. Large Cap Growth Fund *	157,247	3,372,944
Schwab Core Equity Fund	1,939,729	47,251,790
Schwab Dividend Equity Fund	106,865	1,839,145
Schwab S&P 500 Index Fund	2,154,391	86,671,176
		139,135,055
Small-Cap 3.1%
Laudus Small-Cap MarketMasters Fund, Select Shares	291,799	6,011,050
Schwab Small-Cap Equity Fund	487,322	11,491,057
		17,502,107
		243,612,998

Fixed-Income Funds 30.7%
Inflation-Protected Bond 3.4%
Schwab Treasury Inflation Protected Securities Index Fund	1,771,233	19,625,267
Intermediate-Term Bond 19.6%
Schwab Intermediate-Term Bond Fund	405,610	4,076,384
Schwab U.S. Aggregate Bond Index Fund	10,845,819	109,325,852
		113,402,236
International Bond 1.2%
Laudus Mondrian International Government Fixed Income Fund	717,722	7,048,029
Short-Term Bond 6.5%
Schwab Short-Term Bond Index Fund	3,803,599	37,959,917
		178,035,449

Money Market Fund 2.6%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	15,148,854	15,153,399
Total Affiliated Underlying Funds
(Cost $360,456,880)		436,801,846
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 22.2% of net assets

Equity Funds 7.6%
Large-Cap 7.6%
ClearBridge Large Cap Growth Fund	475,986	21,290,851
Dodge & Cox Stock Fund	52,811	10,655,674
TCW Relative Value Large Cap Fund, Class I	498,850	12,122,053
		44,068,578

Fixed-Income Funds 14.6%
Intermediate-Term Bond 14.6%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,123,452	12,638,843
Metropolitan West Total Return Bond Fund, Class I	4,905,026	52,287,574
Wells Fargo Core Bond Fund, Institutional Class	1,525,857	19,653,037
		84,579,454
Total Unaffiliated Underlying Funds
(Cost $122,285,522)		128,648,032
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.3% of net assets

Time Deposits 2.3%
Citibank
0.60%, 11/01/17 (b)	5,786,566	5,786,566
JPMorgan Chase Bank
0.60%, 11/01/17 (b)	1,449,227	1,449,227
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	5,786,566	5,786,566
Total Short-Term Investments
(Cost $13,022,359)		13,022,359
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	1,886,513	16,496	(314,205)	1,588,804	$10,171,035	($169,643)	$340,138
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	147,572	132,392	(89,539)	190,425	388,011	(159,381)	49,995
Laudus Mondrian International Government Fixed Income Fund	599,739	117,983	—	717,722	67,339	—	45,254
Laudus Small-Cap MarketMasters Fund, Select Shares	369,722	4,160	(82,083)	291,799	1,086,080	296,745	79,333
Laudus U.S. Large Cap Growth Fund	2,627,246	42,242	(2,512,241)	157,247	(10,058,564)	13,983,419	702,909
Schwab Core Equity Fund	2,454,798	60,023	(575,092)	1,939,729	10,891,417	(940,248)	793,836
Schwab Dividend Equity Fund	1,514,872	7,216	(1,415,223)	106,865	1,688,655	376,631	114,849
Schwab Global Real Estate Fund	1,997,312	142,610	(399,219)	1,740,703	1,058,294	(72,134)	601,099
Schwab Intermediate-Term Bond Fund	394,902	10,708	—	405,610	(98,666)	—	106,979
Schwab International Core Equity Fund	2,933,654	73,731	(421,006)	2,586,379	5,736,087	(212,734)	666,526
Schwab S&P 500 Index Fund	1,186,329	1,257,872	(289,810)	2,154,391	13,196,737	413,184	1,041,597
Schwab Short-Term Bond Index Fund	—	3,803,599	—	3,803,599	(122,698)	—	343,167
Schwab Short-Term Bond Market Fund	3,448,197	396,574	(3,844,771)	—	(117,005)	(107,957)	181,122
Schwab Small-Cap Equity Fund	570,876	2,100	(85,654)	487,322	2,758,268	(182,318)	45,923
Schwab Total Bond Market Fund	10,005,022	210,756	(10,215,778)	—	(2,664,546)	911,436	1,007,787
Schwab Treasury Inflation Protected Securities Index Fund	1,320,382	450,851	—	1,771,233	(307,364)	—	318,902
Schwab U.S. Aggregate Bond Index Fund	—	10,845,819	—	10,845,819	208,193	—	1,421,129
Schwab Variable Share Price Money Fund, Ultra Shares	11,036,379	4,112,475	—	15,148,854	(1,106)	—	118,971
Total					$33,880,167	$14,137,000	$7,979,516
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$436,801,846	$—	$—	$436,801,846
Unaffiliated Underlying Funds[1]	128,648,032	—	—	128,648,032
Short-Term Investments[1]	—	13,022,359	—	13,022,359
Total	$565,449,878	$13,022,359	$—	$578,472,237
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $360,456,880)		$436,801,846
Investments in unaffiliated issuers, at value (cost $135,307,881)		141,670,391
Receivables:
Investments sold		3,190,000
Fund shares sold		469,867
Dividends		406,839
Due from investment adviser		20,423
Interest		217
Prepaid expenses	+	16,921
Total assets		582,576,504
Liabilities
Payables:
Investments bought		2,933,350
Fund shares redeemed		331,279
Accrued expenses	+	48,425
Total liabilities		3,313,054
Net Assets
Total assets		582,576,504
Total liabilities	–	3,313,054
Net assets		$579,263,450
Net Assets by Source
Capital received from investors		473,685,248
Net investment income not yet distributed		4,928,832
Net realized capital gains		17,941,894
Net unrealized capital appreciation		82,707,476

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$579,263,450		39,370,774		$14.71

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$6,912,287
Dividends received from unaffiliated underlying funds		2,185,963
Interest	+	54,455
Total investment income		9,152,705
Expenses
Shareholder reports		36,411
Registration fees		29,234
Professional fees		28,571
Portfolio accounting fees		20,556
Transfer agent fees		17,586
Independent trustees’ fees		10,136
Custodian fees		688
Other expenses	+	10,125
Total expenses		153,307
Expense reduction by CSIM	–	153,307
Net expenses	–	—
Net investment income		9,152,705
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,067,229
Realized capital gain distributions received from unaffiliated underlying funds		2,366,351
Net realized gains on sales of affiliated underlying funds		14,137,000
Net realized gains on sales of unaffiliated underlying funds	+	2,645,408
Net realized gains		20,215,988
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		33,880,167
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	172,480
Net change in unrealized appreciation (depreciation)	+	34,052,647
Net realized and unrealized gains		54,268,635
Increase in net assets resulting from operations		$63,421,340

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$9,152,705	$8,437,830
Net realized gains		20,215,988	21,563,485
Net change in unrealized appreciation (depreciation)	+	34,052,647	(18,731,756)
Increase in net assets from operations		63,421,340	11,269,559
Distributions to Shareholders
Distributions from net investment income		(9,169,294)	(10,024,736)
Distributions from net realized gains	+	(19,004,283)	(18,650,147)
Total distributions		($28,173,577)	($28,674,883)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,864,813	$96,253,742	6,250,271	$84,821,765
Shares reinvested		2,009,738	26,689,317	2,041,707	27,481,364
Shares redeemed	+	(7,785,496)	(108,877,340)	(7,444,384)	(101,328,110)
Net transactions in fund shares		1,089,055	$14,065,719	847,594	$10,975,019
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,281,719	$529,949,968	37,434,125	$536,380,273
Total increase or decrease	+	1,089,055	49,313,482	847,594	(6,430,305)
End of period		39,370,774	$579,263,450	38,281,719	$529,949,968
Net investment income not yet distributed			$4,928,832		$4,225,519

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$13.45	$14.11	$14.54	$13.63	$11.73
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.20 [1]	0.19 [1]	0.21	0.21
Net realized and unrealized gains (losses)	1.73	0.06	0.15	0.93	1.93
Total from investment operations	1.95	0.26	0.34	1.14	2.14
Less distributions:
Distributions from net investment income	(0.23)	(0.26)	(0.32)	(0.23)	(0.24)
Distributions from net realized gains	(0.46)	(0.66)	(0.45)	—	—
Total distributions	(0.69)	(0.92)	(0.77)	(0.23)	(0.24)
Net asset value at end of period	$14.71	$13.45	$14.11	$14.54	$13.63
Total return	15.17%	2.01%	2.36%	8.44%	18.54%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3]	0.00% [3]	—	—
Gross operating expenses[2]	0.03%	0.04%	0.04%	0.06%	0.08%
Net investment income (loss)	1.59%	1.53%	1.37%	1.39%	1.57%
Portfolio turnover rate	36% [4]	5%	21%	27%	10%
Net assets, end of period (x 1,000,000)	$521	$443	$409	$344	$251

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
4
The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 26% without including these transactions. There were no transaction costs associated with these transactions (see financial note 7).

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 75.5% of net assets

Equity Funds 52.8%
Global Real Estate 2.9%
Schwab Global Real Estate Fund	1,931,100	14,850,157
International 16.1%
Laudus International MarketMasters Fund, Select Shares	1,808,604	48,759,972
Laudus Mondrian Emerging Markets Fund	498,196	4,204,778
Schwab International Core Equity Fund	2,758,784	31,091,495
		84,056,245
Large-Cap 29.7%
Laudus U.S. Large Cap Growth Fund *	414,198	8,884,547
Schwab Core Equity Fund	2,247,060	54,738,389
Schwab Dividend Equity Fund	222,970	3,837,316
Schwab S&P 500 Index Fund	2,161,008	86,937,350
		154,397,602
Small-Cap 4.1%
Laudus Small-Cap MarketMasters Fund, Select Shares	349,456	7,198,800
Schwab Small-Cap Equity Fund	610,514	14,395,912
		21,594,712
		274,898,716

Fixed-Income Funds 21.5%
Inflation-Protected Bond 1.1%
Schwab Treasury Inflation Protected Securities Index Fund	510,217	5,653,202
Intermediate-Term Bond 15.3%
Schwab Intermediate-Term Bond Fund	543,818	5,465,376
Schwab U.S. Aggregate Bond Index Fund	7,351,362	74,101,724
		79,567,100
International Bond 1.2%
Laudus Mondrian International Government Fixed Income Fund	627,519	6,162,234
Short-Term Bond 3.9%
Schwab Short-Term Bond Index Fund	2,050,617	20,465,154
		111,847,690

Money Market Fund 1.2%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	6,068,086	6,069,906
Total Affiliated Underlying Funds
(Cost $325,508,128)		392,816,312
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 21.7% of net assets

Equity Funds 8.6%
Large-Cap 8.6%
ClearBridge Large Cap Growth Fund	446,737	19,982,548
Dodge & Cox Stock Fund	55,646	11,227,593
TCW Relative Value Large Cap Fund, Class I	562,202	13,661,519
		44,871,660

Fixed-Income Funds 13.1%
Intermediate-Term Bond 13.1%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,435,790	16,152,642
Metropolitan West Total Return Bond Fund, Class I	3,915,917	41,743,673
Wells Fargo Core Bond Fund, Institutional Class	806,104	10,382,617
		68,278,932
Total Unaffiliated Underlying Funds
(Cost $106,323,035)		113,150,592
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.8% of net assets

Time Deposits 2.8%
Australia & New Zealand Banking Group Ltd.
0.60%, 11/01/17 (b)	4,175,041	4,175,041
BNP Paribas
0.60%, 11/01/17 (b)	5,172,678	5,172,678
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	5,172,678	5,172,678
Total Short-Term Investments
(Cost $14,520,397)		14,520,397
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	1,937,469	45,721	(174,586)	1,808,604	$11,057,245	($201,579)	$354,470
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	478,075	101,711	(81,590)	498,196	742,703	(199,437)	103,536
Laudus Mondrian International Government Fixed Income Fund	513,430	114,089	—	627,519	65,655	—	39,566
Laudus Small-Cap MarketMasters Fund, Select Shares	391,494	4,857	(46,895)	349,456	1,490,236	36,718	92,627
Laudus U.S. Large Cap Growth Fund	2,588,103	42,181	(2,216,086)	414,198	(378,226)	5,242,509	701,894
Schwab Core Equity Fund	2,433,088	76,630	(262,658)	2,247,060	11,551,745	(697,109)	793,567
Schwab Dividend Equity Fund	1,497,790	8,355	(1,283,175)	222,970	2,728,614	(488,041)	133,550
Schwab Global Real Estate Fund	1,979,164	88,136	(136,200)	1,931,100	1,048,770	(5,749)	629,320
Schwab Intermediate-Term Bond Fund	529,461	14,357	—	543,818	(132,286)	—	143,432
Schwab International Core Equity Fund	2,967,167	74,573	(282,956)	2,758,784	5,971,675	(66,256)	674,140
Schwab S&P 500 Index Fund	1,185,018	1,132,690	(156,700)	2,161,008	13,242,316	139,344	1,029,790
Schwab Short-Term Bond Index Fund	—	2,050,617	—	2,050,617	(56,904)	—	194,068
Schwab Short-Term Bond Market Fund	1,719,256	232,630	(1,951,886)	—	(54,911)	(66,107)	80,221
Schwab Small-Cap Equity Fund	645,885	62,329	(97,700)	610,514	3,307,574	(325,299)	54,536
Schwab Total Bond Market Fund	6,258,996	209,615	(6,468,611)	—	(1,407,247)	294,048	632,913
Schwab Treasury Inflation Protected Securities Index Fund	320,824	189,393	—	510,217	(73,383)	—	79,861
Schwab U.S. Aggregate Bond Index Fund	—	7,351,362	—	7,351,362	149,334	—	948,566
Schwab Variable Share Price Money Fund, Ultra Shares	6,016,155	51,931	—	6,068,086	(603)	—	53,727
Total					$49,252,307	$3,663,042	$6,739,784
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$392,816,312	$—	$—	$392,816,312
Unaffiliated Underlying Funds[1]	113,150,592	—	—	113,150,592
Short-Term Investments[1]	—	14,520,397	—	14,520,397
Total	$505,966,904	$14,520,397	$—	$520,487,301
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $325,508,128)		$392,816,312
Investments in unaffiliated issuers, at value (cost $120,843,432)		127,670,989
Receivables:
Investments sold		720,000
Fund shares sold		2,834,040
Dividends		276,006
Due from investment adviser		19,518
Interest		242
Prepaid expenses	+	10,651
Total assets		524,347,758
Liabilities
Payables:
Investments bought		3,636,288
Fund shares redeemed		163,003
Accrued expenses	+	46,658
Total liabilities		3,845,949
Net Assets
Total assets		524,347,758
Total liabilities	–	3,845,949
Net assets		$520,501,809
Net Assets by Source
Capital received from investors		436,692,622
Net investment income not yet distributed		3,572,726
Net realized capital gains		6,100,720
Net unrealized capital appreciation		74,135,741

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$520,501,809		35,386,570		$14.71

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$5,661,057
Dividends received from unaffiliated underlying funds		1,846,406
Interest	+	49,033
Total investment income		7,556,496
Expenses
Registration fees		32,135
Shareholder reports		31,302
Professional fees		28,188
Portfolio accounting fees		19,652
Transfer agent fees		17,448
Independent trustees’ fees		9,713
Custodian fees		1,072
Other expenses	+	8,590
Total expenses		148,100
Expense reduction by CSIM	–	148,100
Net expenses	–	—
Net investment income		7,556,496
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,078,727
Realized capital gain distributions received from unaffiliated underlying funds		2,270,643
Net realized gains on sales of affiliated underlying funds		3,663,042
Net realized gains on sales of unaffiliated underlying funds	+	866,881
Net realized gains		7,879,293
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		49,252,307
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	2,336,930
Net change in unrealized appreciation (depreciation)	+	51,589,237
Net realized and unrealized gains		59,468,530
Increase in net assets resulting from operations		$67,025,026

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$7,556,496	$6,517,460
Net realized gains		7,879,293	17,092,704
Net change in unrealized appreciation (depreciation)	+	51,589,237	(13,982,701)
Increase in net assets from operations		67,025,026	9,627,463
Distributions to Shareholders
Distributions from net investment income		(7,453,730)	(7,697,743)
Distributions from net realized gains	+	(15,212,564)	(19,307,598)
Total distributions		($22,666,294)	($27,005,341)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,272,083	$101,088,617	7,097,645	$93,244,573
Shares reinvested		1,686,255	21,971,905	2,002,536	26,213,202
Shares redeemed	+	(6,532,103)	(90,094,385)	(5,154,240)	(68,264,079)
Net transactions in fund shares		2,426,235	$32,966,137	3,945,941	$51,193,696
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,960,335	$443,176,940	29,014,394	$409,361,122
Total increase	+	2,426,235	77,324,869	3,945,941	33,815,818
End of period		35,386,570	$520,501,809	32,960,335	$443,176,940
Net investment income not yet distributed			$3,572,726		$2,939,375

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$14.51	$15.59	$15.77	$14.70	$12.42
Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	0.22 [1]	0.21 [1]	0.22	0.22
Net realized and unrealized gains (losses)	2.18	0.01	0.17	1.10	2.31
Total from investment operations	2.41	0.23	0.38	1.32	2.53
Less distributions:
Distributions from net investment income	(0.24)	(0.30)	(0.36)	(0.25)	(0.25)
Distributions from net realized gains	(0.58)	(1.01)	(0.20)	—	—
Total distributions	(0.82)	(1.31)	(0.56)	(0.25)	(0.25)
Net asset value at end of period	$16.10	$14.51	$15.59	$15.77	$14.70
Total return	17.47%	1.72%	2.44%	9.11%	20.73%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3]	0.00% [3]	—	—
Gross operating expenses[2]	0.02%	0.03%	0.03%	0.03%	0.04%
Net investment income (loss)	1.53%	1.51%	1.36%	1.38%	1.59%
Portfolio turnover rate	30%	5%	19%	26%	10%
Net assets, end of period (x 1,000,000)	$966	$814	$789	$727	$621

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 78.0% of net assets

Equity Funds 61.4%
Global Real Estate 3.2%
Schwab Global Real Estate Fund	4,005,110	30,799,293
International 18.9%
Laudus International MarketMasters Fund, Select Shares	3,869,158	104,312,502
Laudus Mondrian Emerging Markets Fund	1,542,701	13,020,399
Schwab International Core Equity Fund	5,840,200	65,819,054
		183,151,955
Large-Cap 34.1%
Schwab Dividend Equity Fund	786,317	13,532,518
Schwab Core Equity Fund	4,705,517	114,626,401
Laudus U.S. Large Cap Growth Fund *	1,424,368	30,552,700
Schwab S&P 500 Index Fund	4,234,731	170,363,221
		329,074,840
Small-Cap 5.2%
Schwab Small-Cap Equity Fund	1,403,512	33,094,819
Laudus Small-Cap MarketMasters Fund, Select Shares	849,500	17,499,685
		50,594,504
		593,620,592

Fixed-Income Funds 15.3%
Intermediate-Term Bond 11.9%
Schwab Intermediate-Term Bond Fund	1,113,481	11,190,482
Schwab U.S. Aggregate Bond Index Fund	10,273,819	103,560,098
		114,750,580
International Bond 1.1%
Laudus Mondrian International Government Fixed Income Fund	1,080,882	10,614,259
Short-Term Bond 2.3%
Schwab Short-Term Bond Index Fund	2,237,888	22,334,124
		147,698,963

Money Market Fund 1.3%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	12,596,054	12,599,833
Total Affiliated Underlying Funds
(Cost $570,330,058)		753,919,388
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 20.4% of net assets

Equity Funds 9.1%
Large-Cap 9.1%
TCW Relative Value Large Cap Fund, Class I	1,277,722	31,048,634
Dodge & Cox Stock Fund	96,908	19,553,213
ClearBridge Large Cap Growth Fund	838,292	37,496,790
		88,098,637

Fixed-Income Funds 11.3%
Intermediate-Term Bond 11.3%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	2,914,818	32,791,702
Metropolitan West Total Return Bond Fund, Class I	6,003,776	64,000,258
Wells Fargo Core Bond Fund, Institutional Class	934,082	12,030,976
		108,822,936
Total Unaffiliated Underlying Funds
(Cost $181,533,453)		196,921,573
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.9% of net assets

Time Deposits 1.9%
BNP Paribas
0.60%, 11/01/17 (b)	9,647,171	9,647,171
Wells Fargo
0.60%, 11/01/17 (b)	8,603,613	8,603,613
Total Short-Term Investments
(Cost $18,250,784)		18,250,784
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	4,071,975	100,968	(303,785)	3,869,158	$23,436,395	($110,735)	$745,860
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	1,471,129	241,865	(170,293)	1,542,701	2,090,583	(416,725)	305,901
Laudus Mondrian International Government Fixed Income Fund	819,346	261,536	—	1,080,882	153,271	—	63,818
Laudus Small-Cap MarketMasters Fund, Select Shares	911,800	10,743	(73,043)	849,500	3,515,873	58,645	204,879
Laudus U.S. Large Cap Growth Fund	5,350,156	87,197	(4,012,985)	1,424,368	(3,514,896)	15,661,019	1,450,963
Schwab Core Equity Fund	4,983,750	78,698	(356,931)	4,705,517	23,454,855	(959,761)	1,630,626
Schwab Dividend Equity Fund	3,059,015	20,023	(2,292,721)	786,317	4,782,418	309,371	321,497
Schwab Global Real Estate Fund	4,195,068	185,018	(374,976)	4,005,110	2,358,748	(195,579)	1,320,439
Schwab Intermediate-Term Bond Fund	1,084,084	29,397	—	1,113,481	(270,859)	—	293,680
Schwab International Core Equity Fund	6,163,321	238,539	(561,660)	5,840,200	12,619,193	(5,533)	1,418,843
Schwab S&P 500 Index Fund	2,434,925	1,977,466	(177,660)	4,234,731	25,998,483	207,996	2,108,944
Schwab Short-Term Bond Index Fund	—	2,237,888	—	2,237,888	(58,408)	—	215,545
Schwab Short-Term Bond Market Fund	1,808,325	343,360	(2,151,685)	—	(62,834)	(64,783)	84,223
Schwab Small-Cap Equity Fund	1,496,022	99,139	(191,649)	1,403,512	7,197,314	(300,970)	123,293
Schwab Total Bond Market Fund	8,413,016	397,933	(8,810,949)	—	(2,322,220)	798,447	835,803
Schwab U.S. Aggregate Bond Index Fund	—	10,352,559	(78,740)	10,273,819	259,721	4,724	1,358,240
Schwab Variable Share Price Money Fund, Ultra Shares	6,016,155	6,579,899	—	12,596,054	(602)	—	86,895
Total					$99,637,035	$14,986,116	$12,569,449
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$753,919,388	$—	$—	$753,919,388
Unaffiliated Underlying Funds[1]	196,921,573	—	—	196,921,573
Short-Term Investments[1]	—	18,250,784	—	18,250,784
Total	$950,840,961	$18,250,784	$—	$969,091,745
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $570,330,058)		$753,919,388
Investments in unaffiliated issuers, at value (cost $199,784,237)		215,172,357
Receivables:
Investments sold		2,430,000
Fund shares sold		824,945
Dividends		389,285
Due from investment adviser		28,487
Interest		304
Prepaid expenses	+	17,998
Total assets		972,782,764
Liabilities
Payables:
Investments bought		5,878,164
Fund shares redeemed		672,216
Accrued expenses	+	61,630
Total liabilities		6,612,010
Net Assets
Total assets		972,782,764
Total liabilities	–	6,612,010
Net assets		$966,170,754
Net Assets by Source
Capital received from investors		742,425,162
Net investment income not yet distributed		5,557,877
Net realized capital gains		19,210,265
Net unrealized capital appreciation		198,977,450

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$966,170,754		60,025,377		$16.10

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$10,351,715
Dividends received from unaffiliated underlying funds		3,149,019
Interest	+	67,883
Total investment income		13,568,617
Expenses
Shareholder reports		58,331
Registration fees		33,651
Professional fees		30,542
Portfolio accounting fees		24,726
Transfer agent fees		19,711
Independent trustees’ fees		11,986
Custodian fees		528
Other expenses	+	14,133
Total expenses		193,608
Expense reduction by CSIM	–	193,608
Net expenses	–	—
Net investment income		13,568,617
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		2,217,734
Realized capital gain distributions received from unaffiliated underlying funds		4,260,527
Net realized gains on sales of affiliated underlying funds		14,986,116
Net realized gains on sales of unaffiliated underlying funds	+	2,657,316
Net realized gains		24,121,693
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		99,637,035
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	4,248,149
Net change in unrealized appreciation (depreciation)	+	103,885,184
Net realized and unrealized gains		128,006,877
Increase in net assets resulting from operations		$141,575,494

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$13,568,617	$12,054,689
Net realized gains		24,121,693	36,819,129
Net change in unrealized appreciation (depreciation)	+	103,885,184	(33,678,925)
Increase in net assets from operations		141,575,494	15,194,893
Distributions to Shareholders
Distributions from net investment income		(13,474,267)	(15,460,516)
Distributions from net realized gains	+	(32,750,422)	(51,660,998)
Total distributions		($46,224,689)	($67,121,514)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,681,587	$145,980,348	8,588,483	$122,183,243
Shares reinvested		3,168,835	44,553,824	4,601,025	65,104,505
Shares redeemed	+	(8,932,547)	(133,954,943)	(7,687,009)	(109,898,546)
Net transactions in fund shares		3,917,875	$56,579,229	5,502,499	$77,389,202
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		56,107,502	$814,240,720	50,605,003	$788,778,139
Total increase	+	3,917,875	151,930,034	5,502,499	25,462,581
End of period		60,025,377	$966,170,754	56,107,502	$814,240,720
Net investment income not yet distributed			$5,557,877		$4,651,679

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$13.82	$14.70	$15.23	$14.12	$11.69
Income (loss) from investment operations:
Net investment income (loss)	0.21 [1]	0.20 [1]	0.19 [1]	0.20	0.20
Net realized and unrealized gains (losses)	2.32	0.01	0.17	1.15	2.45
Total from investment operations	2.53	0.21	0.36	1.35	2.65
Less distributions:
Distributions from net investment income	(0.22)	(0.28)	(0.35)	(0.24)	(0.22)
Distributions from net realized gains	(0.55)	(0.81)	(0.54)	—	—
Total distributions	(0.77)	(1.09)	(0.89)	(0.24)	(0.22)
Net asset value at end of period	$15.58	$13.82	$14.70	$15.23	$14.12
Total return	19.19%	1.63%	2.43%	9.62%	23.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	—	0.00% [3]	0.00% [3]	—	—
Gross operating expenses[2]	0.04%	0.04%	0.05%	0.07%	0.09%
Net investment income (loss)	1.48%	1.46%	1.28%	1.28%	1.42%
Portfolio turnover rate	24%	3%	14%	24%	5%
Net assets, end of period (x 1,000,000)	$440	$361	$337	$282	$204

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 80.2% of net assets

Equity Funds 68.6%
Global Real Estate 3.6%
Schwab Global Real Estate Fund	2,026,641	15,584,869
International 21.3%
Laudus International MarketMasters Fund, Select Shares	1,926,709	51,944,062
Laudus Mondrian Emerging Markets Fund	1,013,481	8,553,780
Schwab International Core Equity Fund	2,940,472	33,139,122
		93,636,964
Large-Cap 37.5%
Laudus U.S. Large Cap Growth Fund *	949,422	20,365,099
Schwab Core Equity Fund	2,309,142	56,250,695
Schwab Dividend Equity Fund	511,548	8,803,746
Schwab S&P 500 Index Fund	1,981,817	79,728,499
		165,148,039
Small-Cap 6.2%
Laudus Small-Cap MarketMasters Fund, Select Shares	472,127	9,725,815
Schwab Small-Cap Equity Fund	749,129	17,664,459
		27,390,274
		301,760,146

Fixed-Income Funds 10.7%
Intermediate-Term Bond 8.5%
Schwab Intermediate-Term Bond Fund	457,101	4,593,865
Schwab U.S. Aggregate Bond Index Fund	3,264,571	32,906,880
		37,500,745
International Bond 0.9%
Laudus Mondrian International Government Fixed Income Fund	409,383	4,020,139
Short-Term Bond 1.3%
Schwab Short-Term Bond Index Fund	578,765	5,776,074
		47,296,958

Money Market Fund 0.9%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	4,027,779	4,028,987
Total Affiliated Underlying Funds
(Cost $281,226,382)		353,086,091
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 18.3% of net assets

Equity Funds 9.4%
Large-Cap 9.4%
ClearBridge Large Cap Growth Fund	354,607	15,861,550
Dodge & Cox Stock Fund	49,725	10,033,027
TCW Relative Value Large Cap Fund, Class I	628,012	15,260,703
		41,155,280

Fixed-Income Funds 8.9%
Intermediate-Term Bond 8.9%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,255,739	14,127,065
Metropolitan West Total Return Bond Fund, Class I	2,070,797	22,074,692
Wells Fargo Core Bond Fund, Institutional Class	232,930	3,000,138
		39,201,895
Total Unaffiliated Underlying Funds
(Cost $72,932,687)		80,357,175
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.6% of net assets

Time Deposits 1.6%
Citibank
0.60%, 11/01/17 (b)	2,718,927	2,718,927
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	4,394,016	4,394,016
Total Short-Term Investments
(Cost $7,112,943)		7,112,943
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	1,972,928	80,664	(126,883)	1,926,709	$11,610,793	($64,945)	$367,053
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	916,890	174,415	(77,824)	1,013,481	1,277,199	(199,378)	188,143
Laudus Mondrian International Government Fixed Income Fund	267,860	141,523	—	409,383	93,373	—	23,704
Laudus Small-Cap MarketMasters Fund, Select Shares	481,347	29,941	(39,161)	472,127	1,900,897	(9,258)	107,886
Laudus U.S. Large Cap Growth Fund	2,555,620	41,652	(1,647,850)	949,422	4,116,022	2,532,684	693,084
Schwab Core Equity Fund	2,370,394	62,734	(123,986)	2,309,142	11,359,090	(421,476)	784,836
Schwab Dividend Equity Fund	1,463,222	10,793	(962,467)	511,548	3,617,430	(963,267)	173,814
Schwab Global Real Estate Fund	2,007,148	90,526	(71,033)	2,026,641	1,094,737	(7,904)	646,859
Schwab Intermediate-Term Bond Fund	445,033	12,068	—	457,101	(111,191)	—	120,560
Schwab International Core Equity Fund	3,013,564	175,603	(248,695)	2,940,472	6,274,071	15,803	698,459
Schwab S&P 500 Index Fund	1,160,179	859,452	(37,814)	1,981,817	12,147,322	24,342	1,013,056
Schwab Short-Term Bond Index Fund	—	578,765	—	578,765	(16,589)	—	50,666
Schwab Short-Term Bond Market Fund	436,073	102,410	(538,483)	—	(21,533)	(5,648)	24,384
Schwab Small-Cap Equity Fund	772,287	73,106	(96,264)	749,129	3,926,361	(283,781)	65,160
Schwab Total Bond Market Fund	2,584,207	204,597	(2,788,804)	—	(533,113)	53,520	249,646
Schwab U.S. Aggregate Bond Index Fund	—	3,264,571	—	3,264,571	100,668	—	439,376
Schwab Variable Share Price Money Fund, Ultra Shares	1,504,039	2,523,740	—	4,027,779	(151)	—	26,188
Total					$56,835,386	$670,692	$5,672,874
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$353,086,091	$—	$—	$353,086,091
Unaffiliated Underlying Funds[1]	80,357,175	—	—	80,357,175
Short-Term Investments[1]	—	7,112,943	—	7,112,943
Total	$433,443,266	$7,112,943	$—	$440,556,209
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $281,226,382)		$353,086,091
Investments in unaffiliated issuers, at value (cost $80,045,630)		87,470,118
Receivables:
Fund shares sold		569,787
Dividends		124,874
Due from investment adviser		22,459
Interest		119
Prepaid expenses	+	8,134
Total assets		441,281,582
Liabilities
Payables:
Investments bought		724,670
Fund shares redeemed		427,717
Accrued expenses	+	48,487
Total liabilities		1,200,874
Net Assets
Total assets		441,281,582
Total liabilities	–	1,200,874
Net assets		$440,080,708
Net Assets by Source
Capital received from investors		355,989,147
Net investment income not yet distributed		2,070,853
Net realized capital gains		2,736,511
Net unrealized capital appreciation		79,284,197

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$440,080,708		28,238,643		$15.58

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$4,616,583
Dividends received from unaffiliated underlying funds		1,243,373
Interest	+	29,635
Total investment income		5,889,591
Expenses
Shareholder reports		32,987
Registration fees		28,645
Professional fees		27,682
Transfer agent fees		21,392
Portfolio accounting fees		18,697
Independent trustees’ fees		9,270
Custodian fees		564
Other expenses	+	7,582
Total expenses		146,819
Expense reduction by CSIM	–	146,819
Net expenses	–	—
Net investment income		5,889,591
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,056,291
Realized capital gain distributions received from unaffiliated underlying funds		1,861,281
Net realized gains on sales of affiliated underlying funds		670,692
Net realized gains on sales of unaffiliated underlying funds	+	365,326
Net realized gains		3,953,590
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		56,835,386
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	3,125,202
Net change in unrealized appreciation (depreciation)	+	59,960,588
Net realized and unrealized gains		63,914,178
Increase in net assets resulting from operations		$69,803,769

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$5,889,591	$5,081,203
Net realized gains		3,953,590	16,229,767
Net change in unrealized appreciation (depreciation)	+	59,960,588	(14,418,236)
Increase in net assets from operations		69,803,769	6,892,734
Distributions to Shareholders
Distributions from net investment income		(5,834,076)	(6,503,748)
Distributions from net realized gains	+	(14,384,783)	(18,968,293)
Total distributions		($20,218,859)	($25,472,041)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,223,969	$75,702,508	5,272,101	$71,143,858
Shares reinvested		1,463,205	19,709,361	1,840,004	24,821,651
Shares redeemed	+	(4,564,479)	(65,787,434)	(3,924,580)	(53,511,419)
Net transactions in fund shares		2,122,695	$29,624,435	3,187,525	$42,454,090
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,115,948	$360,871,363	22,928,423	$336,996,580
Total increase	+	2,122,695	79,209,345	3,187,525	23,874,783
End of period		28,238,643	$440,080,708	26,115,948	$360,871,363
Net investment income not yet distributed			$2,070,853		$1,734,750

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13
Per-Share Data
Net asset value at beginning of period	$15.12	$16.42	$16.77	$15.49	$12.67
Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	0.22 [1]	0.21 [1]	0.21	0.22
Net realized and unrealized gains (losses)	2.78	(0.03) [2]	0.20	1.33	2.84
Total from investment operations	3.01	0.19	0.41	1.54	3.06
Less distributions:
Distributions from net investment income	(0.24)	(0.32)	(0.39)	(0.26)	(0.24)
Distributions from net realized gains	(0.75)	(1.17)	(0.37)	—	—
Total distributions	(0.99)	(1.49)	(0.76)	(0.26)	(0.24)
Net asset value at end of period	$17.14	$15.12	$16.42	$16.77	$15.49
Total return	21.02%	1.38%	2.48%	10.07%	24.55%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	—	0.00% [4]	0.00% [4]	—	—
Gross operating expenses[3]	0.02%	0.03%	0.03%	0.04%	0.04%
Net investment income (loss)	1.44%	1.45%	1.27%	1.26%	1.47%
Portfolio turnover rate	21%	4%	13%	23%	6%
Net assets, end of period (x 1,000,000)	$998	$841	$834	$768	$639

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not agree with the change in aggregate gains and losses in securities during the period because of the timing of fund share transactions in relation to fluctuating market values for the investments.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 82.9% of net assets

Equity Funds 75.6%
Global Real Estate 4.0%
Schwab Global Real Estate Fund	5,158,108	39,665,850
International 23.7%
Laudus International MarketMasters Fund, Select Shares	4,746,119	127,955,377
Laudus Mondrian Emerging Markets Fund	2,990,467	25,239,544
Schwab International Core Equity Fund	7,383,553	83,212,644
		236,407,565
Large-Cap 40.7%
Laudus U.S. Large Cap Growth Fund *	2,733,424	58,631,935
Schwab Core Equity Fund	5,639,832	137,386,311
Schwab Dividend Equity Fund	1,556,759	26,791,829
Schwab S&P 500 Index Fund	4,553,125	183,172,233
		405,982,308
Small-Cap 7.2%
Laudus Small-Cap MarketMasters Fund, Select Shares	1,216,736	25,064,763
Schwab Small-Cap Equity Fund	2,009,039	47,373,139
		72,437,902
		754,493,625

Fixed-Income Funds 6.7%
Intermediate-Term Bond 5.6%
Schwab Intermediate-Term Bond Fund	920,295	9,248,969
Schwab U.S. Aggregate Bond Index Fund	4,603,548	46,403,760
		55,652,729
International Bond 0.5%
Laudus Mondrian International Government Fixed Income Fund	537,701	5,280,224
Short-Term Bond 0.6%
Schwab Short-Term Bond Index Fund	586,580	5,854,065
		66,787,018

Money Market Fund 0.6%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	5,832,001	5,833,751
Total Affiliated Underlying Funds
(Cost $604,427,628)		827,114,394
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 15.5% of net assets

Equity Funds 9.2%
Large-Cap 9.2%
ClearBridge Large Cap Growth Fund	721,689	32,281,152
Dodge & Cox Stock Fund	100,983	20,375,370
TCW Relative Value Large Cap Fund, Class I	1,605,702	39,018,566
		91,675,088

Fixed-Income Funds 6.3%
Intermediate-Term Bond 6.3%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	2,284,530	25,700,960
Metropolitan West Total Return Bond Fund, Class I	3,099,377	33,039,354
Wells Fargo Core Bond Fund, Institutional Class	356,411	4,590,577
		63,330,891
Total Unaffiliated Underlying Funds
(Cost $134,580,941)		155,005,979
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.5% of net assets

Time Deposits 1.5%
BNP Paribas
0.60%, 11/01/17 (b)	5,411,507	5,411,507
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	9,960,491	9,960,491
Total Short-Term Investments
(Cost $15,371,998)		15,371,998
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	5,015,124	193,602	(462,607)	4,746,119	$29,068,637	($206,273)	$930,993
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	2,844,569	351,198	(205,300)	2,990,467	3,739,754	(510,263)	570,689
Laudus Mondrian International Government Fixed Income Fund	371,078	166,623	—	537,701	98,797	—	28,734
Laudus Small-Cap MarketMasters Fund, Select Shares	1,311,540	15,462	(110,266)	1,216,736	5,100,930	52,980	294,861
Laudus U.S. Large Cap Growth Fund	6,340,489	103,338	(3,710,403)	2,733,424	7,342,637	10,716,348	1,719,541
Schwab Core Equity Fund	5,897,454	93,818	(351,440)	5,639,832	27,832,699	(925,281)	1,943,912
Schwab Dividend Equity Fund	3,605,589	29,250	(2,078,080)	1,556,759	8,346,265	(1,340,879)	472,019
Schwab Global Real Estate Fund	5,214,413	233,123	(289,428)	5,158,108	2,911,055	(115,562)	1,665,156
Schwab Intermediate-Term Bond Fund	895,999	24,296	—	920,295	(223,865)	—	242,727
Schwab International Core Equity Fund	7,577,005	419,871	(613,323)	7,383,553	15,884,144	(3,294)	1,772,346
Schwab S&P 500 Index Fund	2,877,175	1,777,268	(101,318)	4,553,125	28,428,967	168,067	2,505,104
Schwab Short-Term Bond Index Fund	—	586,580	—	586,580	(14,333)	—	53,402
Schwab Short-Term Bond Market Fund	398,188	163,538	(561,726)	—	(11,759)	(13,798)	21,506
Schwab Small-Cap Equity Fund	2,164,424	148,422	(303,807)	2,009,039	10,699,290	(672,647)	178,677
Schwab Total Bond Market Fund	3,699,235	130,957	(3,830,192)	—	(718,925)	20,360	347,957
Schwab U.S. Aggregate Bond Index Fund	—	4,603,548	—	4,603,548	141,569	—	633,952
Schwab Variable Share Price Money Fund, Ultra Shares	1,002,693	4,829,308	—	5,832,001	(100)	—	33,448
Total					$138,625,762	$7,169,758	$13,415,024
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$827,114,394	$—	$—	$827,114,394
Unaffiliated Underlying Funds[1]	155,005,979	—	—	155,005,979
Short-Term Investments[1]	—	15,371,998	—	15,371,998
Total	$982,120,373	$15,371,998	$—	$997,492,371
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $604,427,628)		$827,114,394
Investments in unaffiliated issuers, at value (cost $149,952,939)		170,377,977
Receivables:
Investments sold		3,625,000
Fund shares sold		656,839
Dividends		182,067
Due from investment adviser		34,727
Interest		256
Prepaid expenses	+	19,178
Total assets		1,002,010,438
Liabilities
Payables:
Investments bought		3,401,847
Fund shares redeemed		295,547
Accrued expenses	+	77,838
Total liabilities		3,775,232
Net Assets
Total assets		1,002,010,438
Total liabilities	–	3,775,232
Net assets		$998,235,206
Net Assets by Source
Capital received from investors		740,311,109
Net investment income not yet distributed		3,822,072
Net realized capital gains		10,990,221
Net unrealized capital appreciation		243,111,804

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$998,235,206		58,234,402		$17.14

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$10,820,095
Dividends received from unaffiliated underlying funds		2,381,514
Interest	+	65,143
Total investment income		13,266,752
Expenses
Shareholder reports		83,070
Registration fees		31,686
Professional fees		30,710
Transfer agent fees		27,133
Portfolio accounting fees		25,143
Independent trustees’ fees		12,165
Custodian fees		512
Other expenses	+	14,463
Total expenses		224,882
Expense reduction by CSIM	–	224,882
Net expenses	–	—
Net investment income		13,266,752
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		2,594,929
Realized capital gain distributions received from unaffiliated underlying funds		4,009,389
Net realized gains on sales of affiliated underlying funds		7,169,758
Net realized gains on sales of unaffiliated underlying funds	+	1,990,566
Net realized gains		15,764,642
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		138,625,762
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	6,703,830
Net change in unrealized appreciation (depreciation)	+	145,329,592
Net realized and unrealized gains		161,094,234
Increase in net assets resulting from operations		$174,360,986

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$13,266,752	$12,011,403
Net realized gains		15,764,642	46,388,953
Net change in unrealized appreciation (depreciation)	+	145,329,592	(45,981,770)
Increase in net assets from operations		174,360,986	12,418,586
Distributions to Shareholders
Distributions from net investment income		(13,243,888)	(16,331,843)
Distributions from net realized gains	+	(41,459,607)	(60,050,458)
Total distributions		($54,703,495)	($76,382,301)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,851,862	$124,294,415	7,586,960	$112,421,088
Shares reinvested		3,644,656	53,467,109	5,048,206	74,662,962
Shares redeemed	+	(8,921,765)	(140,664,847)	(7,812,359)	(116,129,400)
Net transactions in fund shares		2,574,753	$37,096,677	4,822,807	$70,954,650
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		55,659,649	$841,481,038	50,836,842	$834,490,103
Total increase	+	2,574,753	156,754,168	4,822,807	6,990,935
End of period		58,234,402	$998,235,206	55,659,649	$841,481,038
Net investment income not yet distributed			$3,822,072		$3,342,015

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.00	$12.51	$12.67	$11.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17 [2]	0.16 [2]	0.14 [2]	0.16	0.02
Net realized and unrealized gains (losses)	2.37	0.00 [3]	0.15	1.03	1.64
Total from investment operations	2.54	0.16	0.29	1.19	1.66
Less distributions:
Distributions from net investment income	(0.18)	(0.23)	(0.29)	(0.18)	—
Distributions from net realized gains	(0.44)	(0.44)	(0.16)	—	—
Total distributions	(0.62)	(0.67)	(0.45)	(0.18)	—
Net asset value at end of period	$13.92	$12.00	$12.51	$12.67	$11.66
Total return	22.11%	1.40%	2.37%	10.30%	16.60% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[5]	—	0.00% [6]	0.00% [6]	—	0.00% [7],[8]
Gross operating expenses[5]	0.10%	0.13%	0.20%	0.32%	1.08% [7]
Net investment income (loss)	1.31%	1.34%	1.09%	1.03%	0.46% [7]
Portfolio turnover rate	11%	1%	10%	23%	39% [4]
Net assets, end of period (x 1,000,000)	$121	$82	$66	$41	$18

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
6
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
7
Annualized.
8
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 84.8% of net assets

Equity Funds 80.0%
Global Real Estate 4.0%
Schwab Global Real Estate Fund	635,930	4,890,304
International 25.2%
Laudus International MarketMasters Fund, Select Shares	598,666	16,140,030
Laudus Mondrian Emerging Markets Fund	431,102	3,638,501
Schwab International Core Equity Fund	953,926	10,750,753
		30,529,284
Large-Cap 42.6%
Laudus U.S. Large Cap Growth Fund *	391,181	8,390,841
Schwab Core Equity Fund	716,762	17,460,315
Schwab Dividend Equity Fund	233,840	4,024,379
Schwab S&P 500 Index Fund	539,805	21,716,354
		51,591,889
Small-Cap 8.2%
Laudus Small-Cap MarketMasters Fund, Select Shares	164,019	3,378,794
Schwab Small-Cap Equity Fund	277,434	6,541,883
		9,920,677
		96,932,154

Fixed-Income Funds 4.3%
Intermediate-Term Bond 3.6%
Schwab U.S. Aggregate Bond Index Fund	346,074	3,488,425
Schwab Intermediate-Term Bond Fund	87,333	877,693
		4,366,118
International Bond 0.4%
Laudus Mondrian International Government Fixed Income Fund	51,469	505,429
Short-Term Bond 0.3%
Schwab Short-Term Bond Index Fund	33,572	335,049
		5,206,596

Money Market Fund 0.5%
Schwab Variable Share Price Money Fund, Ultra Shares 1.13% (a)	542,324	542,486
Total Affiliated Underlying Funds
(Cost $87,759,063)		102,681,236
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 13.5% of net assets

Equity Funds 9.2%
Large-Cap 9.2%
ClearBridge Large Cap Growth Fund	77,285	3,456,956
Dodge & Cox Stock Fund	14,576	2,940,968
TCW Relative Value Large Cap Fund, Class I	193,765	4,708,496
		11,106,420

Fixed-Income Funds 4.3%
Intermediate-Term Bond 4.3%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	204,027	2,295,303
Metropolitan West Total Return Bond Fund, Class I	251,177	2,677,552
Wells Fargo Core Bond Fund, Institutional Class	20,329	261,838
		5,234,693
Total Unaffiliated Underlying Funds
(Cost $15,051,367)		16,341,113
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.9% of net assets

Time Deposits 1.9%
Citibank
0.60%, 11/01/17 (b)	1,116,464	1,116,464
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (b)	1,206,303	1,206,303
Total Short-Term Investments
(Cost $2,322,767)		2,322,767
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	508,866	89,800	—	598,666	$3,379,650	$—	$97,778
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	326,696	104,406	—	431,102	428,600	—	65,620
Laudus Mondrian International Government Fixed Income Fund	27,675	23,794	—	51,469	15,840	—	2,544
Laudus Small-Cap MarketMasters Fund, Select Shares	138,358	25,661	—	164,019	604,756	—	34,202
Laudus U.S. Large Cap Growth Fund	629,495	45,143	(283,457)	391,181	2,139,130	49,907	172,874
Schwab Core Equity Fund	594,275	122,487	—	716,762	3,054,877	—	201,935
Schwab Dividend Equity Fund	363,102	48,946	(178,208)	233,840	1,133,677	(344,298)	55,955
Schwab Global Real Estate Fund	510,061	125,869	—	635,930	317,900	—	180,369
Schwab Intermediate-Term Bond Fund	72,332	15,001	—	87,333	(18,334)	—	20,903
Schwab International Core Equity Fund	791,812	162,114	—	953,926	1,833,910	—	182,167
Schwab S&P 500 Index Fund	286,728	253,077	—	539,805	3,180,526	—	260,855
Schwab Short-Term Bond Index Fund	—	33,572	—	33,572	(940)	—	1,989
Schwab Short-Term Bond Market Fund	19,815	102	(19,917)	—	(1,513)	219	1,048
Schwab Small-Cap Equity Fund	230,129	61,016	(13,711)	277,434	1,238,160	(25,831)	20,833
Schwab Total Bond Market Fund	239,299	36,676	(275,975)	—	(34,967)	(20,780)	23,350
Schwab U.S. Aggregate Bond Index Fund	—	346,074	—	346,074	31,681	—	48,759
Schwab Variable Share Price Money Fund, Ultra Shares	—	542,324	—	542,324	—	—	2,755
Total					$17,302,953	($340,783)	$1,373,936
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$102,681,236	$—	$—	$102,681,236
Unaffiliated Underlying Funds[1]	16,341,113	—	—	16,341,113
Short-Term Investments[1]	—	2,322,767	—	2,322,767
Total	$119,022,349	$2,322,767	$—	$121,345,116
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $87,759,063)		$102,681,236
Investments in unaffiliated issuers, at value (cost $17,374,134)		18,663,880
Receivables:
Fund shares sold		285,660
Dividends		14,064
Due from investment adviser		13,449
Interest		39
Prepaid expenses	+	4,462
Total assets		121,662,790
Liabilities
Payables:
Investments bought		494,015
Fund shares redeemed		13,118
Accrued expenses	+	36,505
Total liabilities		543,638
Net Assets
Total assets		121,662,790
Total liabilities	–	543,638
Net assets		$121,119,152
Net Assets by Source
Capital received from investors		104,629,866
Net investment income not yet distributed		361,950
Net realized capital losses		(84,583)
Net unrealized capital appreciation		16,211,919

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$121,119,152		8,703,477		$13.92

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$1,109,182
Dividends received from unaffiliated underlying funds		214,509
Interest	+	8,038
Total investment income		1,331,729
Expenses
Registration fees		26,268
Professional fees		25,899
Shareholder reports		15,518
Transfer agent fees		11,143
Independent trustees’ fees		7,615
Portfolio accounting fees		5,974
Custodian fees		2,072
Other expenses	+	4,057
Total expenses		98,546
Expense reduction by CSIM	–	98,546
Net expenses	–	—
Net investment income		1,331,729
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		264,754
Realized capital gain distributions received from unaffiliated underlying funds		375,024
Net realized losses on sales of affiliated underlying funds		(340,783)
Net realized losses on sales of unaffiliated underlying funds	+	(4,344)
Net realized gains		294,651
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		17,302,953
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	1,037,197
Net change in unrealized appreciation (depreciation)	+	18,340,150
Net realized and unrealized gains		18,634,801
Increase in net assets resulting from operations		$19,966,530

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$1,331,729	$980,012
Net realized gains		294,651	3,459,499
Net change in unrealized appreciation (depreciation)	+	18,340,150	(2,924,876)
Increase in net assets from operations		19,966,530	1,514,635
Distributions to Shareholders
Distributions from net investment income		(1,270,308)	(1,239,407)
Distributions from net realized gains	+	(3,146,401)	(2,410,714)
Total distributions		($4,416,709)	($3,650,121)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,762,281	$35,257,289	2,277,183	$26,554,975
Shares reinvested		363,903	4,308,619	304,143	3,570,641
Shares redeemed	+	(1,244,586)	(15,883,333)	(1,020,715)	(11,929,960)
Net transactions in fund shares		1,881,598	$23,682,575	1,560,611	$18,195,656
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,821,879	$81,886,756	5,261,268	$65,826,586
Total increase	+	1,881,598	39,232,396	1,560,611	16,060,170
End of period		8,703,477	$121,119,152	6,821,879	$81,886,756
Net investment income not yet distributed			$361,950		$264,792

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.08	$12.60	$12.75	$11.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.15 [2]	0.13 [2]	0.17	0.02
Net realized and unrealized gains (losses)	2.47	0.01	0.18	1.04	1.70
Total from investment operations	2.63	0.16	0.31	1.21	1.72
Less distributions:
Distributions from net investment income	(0.18)	(0.23)	(0.30)	(0.18)	—
Distributions from net realized gains	(0.46)	(0.45)	(0.16)	—	—
Total distributions	(0.64)	(0.68)	(0.46)	(0.18)	—
Net asset value at end of period	$14.07	$12.08	$12.60	$12.75	$11.72
Total return	22.68%	1.39%	2.44%	10.43%	17.20% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	—	0.01% [5]	0.00% [6]	—	0.00% [7],[8]
Gross operating expenses[4]	0.11%	0.16%	0.25%	0.39%	1.37% [7]
Net investment income (loss)	1.27%	1.31%	1.05%	0.99%	0.40% [7]
Portfolio turnover rate	10%	1%	8%	23%	40% [3]
Net assets, end of period (x 1,000,000)	$104	$68	$53	$33	$14

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
6
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
7
Annualized.
8
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 85.9% of net assets

Equity Funds 83.0%
Global Real Estate 4.3%
Schwab Global Real Estate Fund	578,379	4,447,735
International 26.2%
Laudus International MarketMasters Fund, Select Shares	530,596	14,304,862
Laudus Mondrian Emerging Markets Fund	410,023	3,460,591
Schwab International Core Equity Fund	844,296	9,515,213
		27,280,666
Large-Cap 43.7%
Laudus U.S. Large Cap Growth Fund *	372,185	7,983,367
Schwab Core Equity Fund	622,617	15,166,962
Schwab Dividend Equity Fund	213,507	3,674,460
Schwab S&P 500 Index Fund	463,950	18,664,706
		45,489,495
Small-Cap 8.8%
Laudus Small-Cap MarketMasters Fund, Select Shares	155,786	3,209,190
Schwab Small-Cap Equity Fund	255,145	6,016,310
		9,225,500
		86,443,396

Fixed-Income Funds 2.9%
Intermediate-Term Bond 2.4%
Schwab Intermediate-Term Bond Fund	47,374	476,105
Schwab U.S. Aggregate Bond Index Fund	208,754	2,104,238
		2,580,343
International Bond 0.4%
Laudus Mondrian International Government Fixed Income Fund	41,974	412,187
Short-Term Bond 0.1%
Schwab Short-Term Bond Index Fund	7,260	72,458
		3,064,988
Total Affiliated Underlying Funds
(Cost $76,446,173)		89,508,384
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 12.1% of net assets

Equity Funds 9.0%
Large-Cap 9.0%
ClearBridge Large Cap Growth Fund	58,560	2,619,398
Dodge & Cox Stock Fund	13,765	2,777,395
TCW Relative Value Large Cap Fund, Class I	164,981	4,009,048
		9,405,841

Fixed-Income Funds 3.1%
Intermediate-Term Bond 3.1%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	132,271	1,488,051
Metropolitan West Total Return Bond Fund, Class I	145,399	1,549,952
Wells Fargo Core Bond Fund, Institutional Class	9,559	123,117
		3,161,120
Total Unaffiliated Underlying Funds
(Cost $11,461,158)		12,566,961
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.4% of net assets

Time Deposits 2.4%
Barclays Capital, Inc.
0.60%, 11/01/17 (a)	440,218	440,218
BNP Paribas
0.60%, 11/01/17 (a)	1,038,556	1,038,556
Wells Fargo
0.60%, 11/01/17 (a)	1,038,556	1,038,556
Total Short-Term Investments
(Cost $2,517,330)		2,517,330
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	437,758	92,838	—	530,596	$2,921,413	$—	$81,487
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	291,463	118,560	—	410,023	395,778	—	58,901
Laudus Mondrian International Government Fixed Income Fund	10,611	31,363	—	41,974	18,933	—	1,945
Laudus Small-Cap MarketMasters Fund, Select Shares	132,033	35,356	(11,603)	155,786	547,008	3,548	28,494
Laudus U.S. Large Cap Growth Fund	533,054	58,942	(219,811)	372,185	1,958,091	(1,664)	148,292
Schwab Core Equity Fund	502,864	129,739	(9,986)	622,617	2,648,825	(46,618)	167,480
Schwab Dividend Equity Fund	307,158	47,321	(140,972)	213,507	955,160	(270,741)	49,030
Schwab Global Real Estate Fund	432,848	145,531	—	578,379	268,207	—	158,339
Schwab Intermediate-Term Bond Fund	46,123	1,251	—	47,374	(11,524)	—	12,495
Schwab International Core Equity Fund	674,116	170,180	—	844,296	1,574,063	—	154,286
Schwab S&P 500 Index Fund	243,202	220,748	—	463,950	2,641,062	—	215,561
Schwab Short-Term Bond Index Fund	—	7,260	—	7,260	(234)	—	691
Schwab Short-Term Bond Market Fund	7,787	39	(7,826)	—	(403)	(123)	391
Schwab Small-Cap Equity Fund	204,300	62,216	(11,371)	255,145	1,080,264	(36,142)	17,306
Schwab Total Bond Market Fund	142,131	4,034	(146,165)	—	(19,356)	(14,463)	12,641
Schwab U.S. Aggregate Bond Index Fund	—	208,754	—	208,754	15,539	—	28,708
Total					$14,992,826	($366,203)	$1,136,047
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$89,508,384	$—	$—	$89,508,384
Unaffiliated Underlying Funds[1]	12,566,961	—	—	12,566,961
Short-Term Investments[1]	—	2,517,330	—	2,517,330
Total	$102,075,345	$2,517,330	$—	$104,592,675
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $76,446,173)		$89,508,384
Investments in unaffiliated issuers, at value (cost $13,978,488)		15,084,291
Receivables:
Fund shares sold		69,127
Due from investment adviser		13,824
Dividends		7,995
Interest		42
Prepaid expenses	+	4,519
Total assets		104,688,182
Liabilities
Payables:
Investments bought		488,126
Fund shares redeemed		98
Accrued expenses	+	37,058
Total liabilities		525,282
Net Assets
Total assets		104,688,182
Total liabilities	–	525,282
Net assets		$104,162,900
Net Assets by Source
Capital received from investors		89,845,490
Net investment income not yet distributed		266,815
Net realized capital losses		(117,419)
Net unrealized capital appreciation		14,168,014

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$104,162,900		7,402,169		$14.07

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$912,843
Dividends received from unaffiliated underlying funds		155,940
Interest	+	7,828
Total investment income		1,076,611
Expenses
Professional fees		25,797
Registration fees		24,323
Shareholder reports		16,043
Transfer agent fees		11,677
Independent trustees’ fees		7,522
Portfolio accounting fees		5,760
Custodian fees		2,323
Other expenses	+	3,849
Total expenses		97,294
Expense reduction by CSIM	–	97,294
Net expenses	–	—
Net investment income		1,076,611
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		223,204
Realized capital gain distributions received from unaffiliated underlying funds		287,145
Net realized losses on sales of affiliated underlying funds		(366,203)
Net realized gains on sales of unaffiliated underlying funds	+	2,134
Net realized gains		146,280
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		14,992,826
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	882,346
Net change in unrealized appreciation (depreciation)	+	15,875,172
Net realized and unrealized gains		16,021,452
Increase in net assets resulting from operations		$17,098,063

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$1,076,611	$782,023
Net realized gains		146,280	2,882,816
Net change in unrealized appreciation (depreciation)	+	15,875,172	(2,387,792)
Increase in net assets from operations		17,098,063	1,277,047
Distributions to Shareholders
Distributions from net investment income		(1,025,271)	(1,001,880)
Distributions from net realized gains	+	(2,632,547)	(1,983,116)
Total distributions		($3,657,818)	($2,984,996)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,650,700	$34,292,743	1,940,302	$22,754,852
Shares reinvested		296,528	3,537,587	245,062	2,894,189
Shares redeemed	+	(1,179,968)	(15,171,475)	(746,622)	(8,754,679)
Net transactions in fund shares		1,767,260	$22,658,855	1,438,742	$16,894,362
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,634,909	$68,063,800	4,196,167	$52,877,387
Total increase	+	1,767,260	36,099,100	1,438,742	15,186,413
End of period		7,402,169	$104,162,900	5,634,909	$68,063,800
Net investment income not yet distributed			$266,815		$194,591

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.09	$12.63	$12.79	$11.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.15 [2]	0.13 [2]	0.16	0.02
Net realized and unrealized gains (losses)	2.55	0.00 [3]	0.17	1.07	1.72
Total from investment operations	2.71	0.15	0.30	1.23	1.74
Less distributions:
Distributions from net investment income	(0.17)	(0.23)	(0.30)	(0.18)	—
Distributions from net realized gains	(0.45)	(0.46)	(0.16)	—	—
Total distributions	(0.62)	(0.69)	(0.46)	(0.18)	—
Net asset value at end of period	$14.18	$12.09	$12.63	$12.79	$11.74
Total return	23.35%	1.28%	2.36%	10.59%	17.40% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[5]	—	0.01% [6]	0.00% [7]	—	0.00% [8],[9]
Gross operating expenses[5]	0.19%	0.27%	0.44%	0.68%	2.78% [9]
Net investment income (loss)	1.24%	1.26%	1.03%	0.94%	0.34% [9]
Portfolio turnover rate	9%	1%	8%	29%	12% [4]
Net assets, end of period (x 1,000,000)	$60	$38	$29	$18	$7

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
6
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
7
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
8
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.
9
Annualized.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 87.2% of net assets

Equity Funds 85.6%
Global Real Estate 4.3%
Schwab Global Real Estate Fund	334,404	2,571,570
International 27.1%
Laudus International MarketMasters Fund, Select Shares	310,559	8,372,682
Laudus Mondrian Emerging Markets Fund	250,686	2,115,788
Schwab International Core Equity Fund	503,958	5,679,603
		16,168,073
Large-Cap 44.8%
Laudus U.S. Large Cap Growth Fund *	231,721	4,970,420
Schwab Core Equity Fund	367,417	8,950,274
Schwab Dividend Equity Fund	130,069	2,238,494
Schwab S&P 500 Index Fund	263,320	10,593,376
		26,752,564
Small-Cap 9.4%
Laudus Small-Cap MarketMasters Fund, Select Shares	97,330	2,004,989
Schwab Small-Cap Equity Fund	153,323	3,615,355
		5,620,344
		51,112,551

Fixed-Income Funds 1.6%
Intermediate-Term Bond 1.4%
Schwab Intermediate-Term Bond Fund	17,720	178,087
Schwab U.S. Aggregate Bond Index Fund	61,548	620,407
		798,494
International Bond 0.2%
Laudus Mondrian International Government Fixed Income Fund	12,704	124,756
Short-Term Bond 0.0%
Schwab Short-Term Bond Index Fund	707	7,060
		930,310
Total Affiliated Underlying Funds
(Cost $44,351,323)		52,042,861
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 10.8% of net assets

Equity Funds 8.9%
Large-Cap 8.9%
ClearBridge Large Cap Growth Fund	31,197	1,395,448
Dodge & Cox Stock Fund	7,529	1,519,213
TCW Relative Value Large Cap Fund, Class I	97,139	2,360,488
		5,275,149

Fixed-Income Funds 1.9%
Intermediate-Term Bond 1.9%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	49,326	554,918
Metropolitan West Total Return Bond Fund, Class I	52,465	559,278
Wells Fargo Core Bond Fund, Institutional Class	2,832	36,475
		1,150,671
Total Unaffiliated Underlying Funds
(Cost $5,780,952)		6,425,820
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.3% of net assets

Time Deposits 2.3%
Barclays Capital, Inc.
0.60%, 11/01/17 (a)	594,714	594,714
BNP Paribas
0.60%, 11/01/17 (a)	594,714	594,714
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (a)	206,487	206,487
Total Short-Term Investments
(Cost $1,395,915)		1,395,915
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	253,229	57,330	—	310,559	$1,711,664	$—	$47,701
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	181,271	69,415	—	250,686	244,971	—	36,225
Laudus Mondrian International Government Fixed Income Fund	5,883	6,821	—	12,704	4,126	—	801
Laudus Small-Cap MarketMasters Fund, Select Shares	74,976	25,753	(3,399)	97,330	327,173	(262)	17,221
Laudus U.S. Large Cap Growth Fund	304,056	45,661	(117,996)	231,721	1,182,003	(12,701)	85,055
Schwab Core Equity Fund	285,238	83,598	(1,419)	367,417	1,512,887	(7,984)	96,442
Schwab Dividend Equity Fund	176,609	28,641	(75,181)	130,069	557,573	(151,617)	29,131
Schwab Global Real Estate Fund	255,184	79,220	—	334,404	158,049	—	90,406
Schwab Intermediate-Term Bond Fund	16,060	1,660	—	17,720	(3,904)	—	4,549
Schwab International Core Equity Fund	389,951	114,007	—	503,958	927,939	—	91,113
Schwab S&P 500 Index Fund	139,575	123,745	—	263,320	1,505,387	—	123,989
Schwab Short-Term Bond Index Fund	—	707	—	707	(16)	—	76
Schwab Short-Term Bond Market Fund	753	3	(756)	—	8	(66)	30
Schwab Small-Cap Equity Fund	123,887	36,555	(7,119)	153,323	662,036	(23,467)	10,474
Schwab Total Bond Market Fund	46,142	3,661	(49,803)	—	(7,178)	(3,781)	4,298
Schwab U.S. Aggregate Bond Index Fund	—	61,548	—	61,548	5,333	—	9,077
Total					$8,788,051	($199,878)	$646,588
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$52,042,861	$—	$—	$52,042,861
Unaffiliated Underlying Funds[1]	6,425,820	—	—	6,425,820
Short-Term Investments[1]	—	1,395,915	—	1,395,915
Total	$58,468,681	$1,395,915	$—	$59,864,596
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $44,351,323)		$52,042,861
Investments in unaffiliated issuers, at value (cost $7,176,867)		7,821,735
Receivables:
Fund shares sold		98,764
Due from investment adviser		12,759
Dividends		2,601
Interest		23
Prepaid expenses	+	3,467
Total assets		59,982,210
Liabilities
Payables:
Investments bought		253,649
Fund shares redeemed		14,055
Accrued expenses	+	35,766
Total liabilities		303,470
Net Assets
Total assets		59,982,210
Total liabilities	–	303,470
Net assets		$59,678,740
Net Assets by Source
Capital received from investors		51,264,184
Net investment income not yet distributed		133,244
Net realized capital losses		(55,094)
Net unrealized capital appreciation		8,336,406

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$59,678,740		4,207,236		$14.18

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$518,897
Dividends received from unaffiliated underlying funds		75,842
Interest	+	4,358
Total investment income		599,097
Expenses
Professional fees		25,587
Registration fees		21,309
Shareholder reports		15,150
Transfer agent fees		11,486
Independent trustees’ fees		7,323
Portfolio accounting fees		5,310
Custodian fees		2,140
Other expenses	+	3,473
Total expenses		91,778
Expense reduction by CSIM	–	91,778
Net expenses	–	—
Net investment income		599,097
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		127,691
Realized capital gain distributions received from unaffiliated underlying funds		152,874
Net realized losses on sales of affiliated underlying funds		(199,878)
Net realized gains on sales of unaffiliated underlying funds	+	582
Net realized gains		81,269
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		8,788,051
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	512,596
Net change in unrealized appreciation (depreciation)	+	9,300,647
Net realized and unrealized gains		9,381,916
Increase in net assets resulting from operations		$9,981,013

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		11/1/15-10/31/16
Net investment income		$599,097	$418,835
Net realized gains		81,269	1,609,792
Net change in unrealized appreciation (depreciation)	+	9,300,647	(1,300,425)
Increase in net assets from operations		9,981,013	728,202
Distributions to Shareholders
Distributions from net investment income		(570,725)	(539,934)
Distributions from net realized gains	+	(1,461,213)	(1,092,479)
Total distributions		($2,031,938)	($1,632,413)

Transactions in Fund Shares
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,552,727	$20,199,527	1,228,549	$14,416,250
Shares reinvested		163,811	1,964,096	134,412	1,590,086
Shares redeemed	+	(673,145)	(8,694,815)	(479,820)	(5,646,620)
Net transactions in fund shares		1,043,393	$13,468,808	883,141	$10,359,716
Shares Outstanding and Net Assets
		11/1/16-10/31/17		11/1/15-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,163,843	$38,260,857	2,280,702	$28,805,352
Total increase	+	1,043,393	21,417,883	883,141	9,455,505
End of period		4,207,236	$59,678,740	3,163,843	$38,260,857
Net investment income not yet distributed			$133,244		$96,614

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Financial Statements
Financial Highlights
	11/1/16– 10/31/17	8/25/16 [1]– 10/31/16
Per-Share Data
Net asset value at beginning of period	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	0.01
Net realized and unrealized gains (losses)	2.22	(0.18)
Total from investment operations	2.30	(0.17)
Less distributions:
Distributions from net investment income	(0.11)	—
Net asset value at end of period	$12.02	$9.83
Total return	23.63%	(1.70%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	—	— [5]
Gross operating expenses[4]	1.89%	7.87% [5]
Net investment income (loss)	0.75%	0.43% [5]
Portfolio turnover rate	7%	0% [3]
Net assets, end of period (x 1,000,000)	$6	$1

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
Annualized (except for non-recurring professional fees and shareholder report fees).

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 87.9% of net assets

Equity Funds 86.7%
Global Real Estate 4.5%
Schwab Global Real Estate Fund	33,699	259,148
International 27.5%
Laudus International MarketMasters Fund, Select Shares	30,159	813,095
Laudus Mondrian Emerging Markets Fund	25,316	213,663
Schwab International Core Equity Fund	48,282	544,136
		1,570,894
Large-Cap 45.2%
Laudus U.S. Large Cap Growth Fund *	22,846	490,053
Schwab Core Equity Fund	34,798	847,685
Schwab Dividend Equity Fund	13,236	227,796
Schwab S&P 500 Index Fund	25,370	1,020,622
		2,586,156
Small-Cap 9.5%
Laudus Small-Cap MarketMasters Fund, Select Shares	9,739	200,626
Schwab Small-Cap Equity Fund	14,643	345,280
		545,906
		4,962,104

Fixed-Income Funds 1.2%
Intermediate-Term Bond 1.1%
Schwab Intermediate-Term Bond Fund	1,070	10,751
Schwab U.S. Aggregate Bond Index Fund	5,433	54,763
		65,514
International Bond 0.1%
Laudus Mondrian International Government Fixed Income Fund	374	3,676
		69,190
Total Affiliated Underlying Funds
(Cost $4,545,407)		5,031,294

Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 10.1% of net assets

Equity Funds 8.7%
Large-Cap 8.7%
ClearBridge Large Cap Growth Fund	2,585	115,645
Dodge & Cox Stock Fund	1,262	254,570
TCW Relative Value Large Cap Fund, Class I	5,262	127,868
		498,083

Fixed-Income Funds 1.4%
Intermediate-Term Bond 1.4%
Loomis Sayles Investment Grade Bond Fund, Class Y Shares	3,384	38,068
Metropolitan West Total Return Bond Fund, Class I	3,395	36,191
Wells Fargo Core Bond Fund, Institutional Class	239	3,081
		77,340
Total Unaffiliated Underlying Funds
(Cost $544,604)		575,423
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.0% of net assets

Time Deposits 2.0%
Australia & New Zealand Banking Group Ltd.
0.60%, 11/01/17 (a)	55,076	55,076
BNP Paribas
0.60%, 11/01/17 (a)	55,076	55,076
Brown Brothers Harriman
0.60%, 11/01/17 (a)	5,687	5,687
Total Short-Term Investments
(Cost $115,839)		115,839
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2017 (continued)

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2017:
Affiliated Underlying Funds	Balance of Shares Held at 10/31/16	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/17	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Laudus International MarketMasters Fund, Select Shares	4,200	26,627	(668)	30,159	$110,723	$83	$1,308
Laudus Mondrian Emerging Markets Fund, (formerly Institutional Shares)	2,913	22,403	—	25,316	17,130	—	1,004
Laudus Mondrian International Government Fixed Income Fund	96	278	—	374	226	—	6
Laudus Small-Cap MarketMasters Fund, Select Shares	1,289	8,450	—	9,739	13,856	—	433
Laudus U.S. Large Cap Growth Fund	4,896	21,867	(3,917)	22,846	73,429	881	2,191
Schwab Core Equity Fund	4,674	30,781	(657)	34,798	83,192	(20)	2,476
Schwab Dividend Equity Fund	2,545	10,691	—	13,236	16,120	—	1,455
Schwab Global Real Estate Fund	4,006	29,693	—	33,699	8,969	—	4,492
Schwab Intermediate-Term Bond Fund	97	973	—	1,070	(18)	—	169
Schwab International Core Equity Fund	6,116	43,320	(1,154)	48,282	55,841	58	2,373
Schwab S&P 500 Index Fund	2,327	23,540	(497)	25,370	87,394	85	4,455
Schwab Small-Cap Equity Fund	2,023	13,468	(848)	14,643	29,499	(34)	266
Schwab Total Bond Market Fund	1,129	222	(1,351)	—	146	(413)	91
Schwab U.S. Aggregate Bond Index Fund	—	5,433	—	5,433	223	—	540
Total					$496,730	$640	$21,259
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$5,031,294	$—	$—	$5,031,294
Unaffiliated Underlying Funds[1]	575,423	—	—	575,423
Short-Term Investments[1]	—	115,839	—	115,839
Total	$5,606,717	$115,839	$—	$5,722,556
[1]	As categorized in Portfolio Holdings.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2017. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2017
Assets
Investments in affiliated underlying funds, at value (cost $4,545,407)		$5,031,294
Investments in unaffiliated issuers, at value (cost $660,443)		691,262
Receivables:
Investments sold		110,000
Fund shares sold		312,745
Due from investment adviser		5,244
Dividends		171
Prepaid expenses	+	11,656
Total assets		6,162,372
Liabilities
Payables:
Investments bought		306,171
Fund shares redeemed		110,000
Accrued expenses	+	21,681
Total liabilities		437,852
Net Assets
Total assets		6,162,372
Total liabilities	–	437,852
Net assets		$5,724,520
Net Assets by Source
Capital received from investors		5,191,227
Net investment income not yet distributed		7,886
Net realized capital gains		8,701
Net unrealized capital appreciation		516,706

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$5,724,520		476,436		$12.02

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Operations

For the period November 1, 2016 through October 31, 2017
Investment Income
Dividends received from affiliated underlying funds		$17,726
Dividends received from unaffiliated underlying funds		3,136
Interest	+	297
Total investment income		21,159
Expenses
Professional fees		24,554
Registration fees		7,653
Independent trustees’ fees		7,047
Custodian fees		4,308
Shareholder reports		3,485
Portfolio accounting fees		3,097
Transfer agent fees		306
Other expenses	+	3,126
Total expenses		53,576
Expense reduction by CSIM	–	53,576
Net expenses	–	—
Net investment income		21,159
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		3,533
Realized capital gain distributions received from unaffiliated underlying funds		3,705
Net realized gains on sales of affiliated underlying funds		640
Net realized gains on sales of unaffiliated underlying funds	+	1,068
Net realized gains		8,946
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		496,730
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	30,605
Net change in unrealized appreciation (depreciation)	+	527,335
Net realized and unrealized gains		536,281
Increase in net assets resulting from operations		$557,440

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/16-10/31/17		8/25/16*-10/31/16
Net investment income		$21,159	$376
Net realized gains		8,946	—
Net change in unrealized appreciation (depreciation)	+	527,335	(10,629)
Increase (decrease) in net assets from operations		557,440	(10,253)
Distributions to Shareholders
Distributions from net investment income		($13,894)	$—

Transactions in Fund Shares
		11/1/16-10/31/17		8/25/16*-10/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		438,825	$4,856,011	62,839	$627,951
Shares reinvested		1,367	13,863	—	—
Shares redeemed	+	(26,595)	(306,598)	—	—
Net transactions in fund shares		413,597	$4,563,276	62,839	$627,951
Shares Outstanding and Net Assets
		11/1/16-10/31/17		8/25/16*-10/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		62,839	$617,698	—	$—
Total increase	+	413,597	5,106,822	62,839	617,698
End of period		476,436	$5,724,520	62,839	$617,698
Net investment income not yet distributed			$7,886		$376
*	Commencement of operations.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Target 2010 Fund	Schwab Small-Cap Equity Fund™
Schwab Target 2015 Fund	Schwab Hedged Equity Fund™
Schwab Target 2020 Fund	Schwab Health Care Fund™
Schwab Target 2025 Fund	Schwab® International Core Equity Fund
Schwab Target 2030 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2035 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Target 2060 Fund	Schwab Target 2010 Index Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2015 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2020 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2025 Index Fund
Schwab International Index Fund®	Schwab Target 2030 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2035 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2040 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2050 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2055 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2060 Index Fund
Schwab Balanced Fund™	Schwab® Monthly Income Fund - Moderate Payout
Schwab Core Equity Fund™	Schwab® Monthly Income Fund - Enhanced Payout
Schwab Dividend Equity Fund™	Schwab® Monthly Income Fund - Maximum Payout
Schwab Large-Cap Growth Fund™
The Schwab Target Funds are “funds of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other affiliated Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed-income securities, exchange-traded funds (ETFs), and cash equivalents, including money market securities.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The funds may invest a portion of their assets directly in equity and fixed income securities, as well as other mutual funds or ETFs to maintain their asset allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance, expenses and risks of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent than an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Credit Risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the underlying fund’s share price or yield to fall. Below investment-grade bonds (junk bonds)involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s credit worthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Expense Limitation
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2017, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:
Underlying Funds	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Laudus International MarketMasters Fund, Select Shares	0.2%	0.3%	2.5%	2.8%	6.0%	3.0%	7.3%	0.9%	0.8%	0.5%	0.0%*
Laudus Mondrian Emerging Markets Fund (formerly Institutional Shares)	—%	—%	0.5%	1.4%	4.2%	2.8%	8.2%	1.2%	1.1%	0.7%	0.1%
Laudus Mondrian International Government Fixed Income Fund	0.5%	1.1%	8.2%	7.2%	12.4%	4.7%	6.2%	0.6%	0.5%	0.1%	0.0%*
Laudus Small-Cap MarketMasters Fund, Select Shares	0.2%	0.4%	3.2%	3.8%	9.3%	5.2%	13.3%	1.8%	1.7%	1.1%	0.1%
Laudus U.S. Large Cap Growth Fund	—%	—%	0.2%	0.5%	1.7%	1.1%	3.2%	0.5%	0.4%	0.3%	0.0%*
Schwab Core Equity Fund	0.1%	0.3%	2.0%	2.3%	4.9%	2.4%	5.8%	0.7%	0.6%	0.4%	0.0%*
Schwab Dividend Equity Fund	0.0%*	0.0%*	0.1%	0.3%	0.9%	0.6%	1.8%	0.3%	0.3%	0.2%	0.0%*
Schwab Global Real Estate Fund	0.4%	0.6%	4.7%	5.2%	10.8%	5.5%	14.0%	1.7%	1.6%	0.9%	0.1%
Schwab Intermediate-Term Bond Fund	—%	—%	1.2%	1.7%	3.4%	1.4%	2.8%	0.3%	0.1%	0.1%	0.0%*
Schwab International Core Equity Fund	0.2%	0.3%	2.4%	2.5%	5.4%	2.7%	6.8%	0.9%	0.8%	0.5%	0.0%*
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.3%	0.3%	0.6%	0.3%	0.6%	0.1%	0.1%	0.0%*	0.0%*
Schwab Short-Term Bond Index Fund	1.4%	2.3%	9.3%	5.0%	5.5%	1.4%	1.4%	0.1%	0.0%*	0.0%*	—%
Schwab Small-Cap Equity Fund	0.1%	0.2%	1.8%	2.2%	5.1%	2.7%	7.3%	1.0%	0.9%	0.6%	0.1%
Schwab Treasury Inflation Protected Securities Index Fund	0.6%	1.1%	3.4%	1.0%	—%	—%	—%	—%	—%	—%	—%
Schwab U.S. Aggregate Bond Index Fund	0.9%	1.5%	7.0%	4.7%	6.6%	2.1%	3.0%	0.2%	0.1%	0.0%*	0.0%*
Schwab Variable Share Price Money Fund, Ultra Shares	0.2%	0.3%	1.2%	0.5%	1.0%	0.3%	0.5%	0.0%*	—%	—%	—%
*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

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Schwab Target Funds
Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million and a commitment fee of 0.15% per annum.There were no borrowings from the line of credit during the period.
Effective December 1, 2017, the funds are participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Target 2010 Fund	$29,580,072	$33,946,924
Schwab Target 2015 Fund	50,543,907	58,973,159
Schwab Target 2020 Fund	250,561,753	254,296,477
Schwab Target 2025 Fund	185,879,266	169,493,790
Schwab Target 2030 Fund	292,645,773	261,160,406
Schwab Target 2035 Fund	114,009,366	94,180,777
Schwab Target 2040 Fund	197,368,065	192,848,103
Schwab Target 2045 Fund	32,137,380	11,161,991
Schwab Target 2050 Fund	28,378,110	8,510,200
Schwab Target 2055 Fund	15,920,924	4,058,701
Schwab Target 2060 Fund	4,684,003	211,722
The purchases and sales of securities include transactions where certain funds redeemed in-kind their positions in the Schwab Total Bond Market Fund and the Schwab Short-Term Bond Market Fund, and made purchases in-kind into the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund. In the transaction, each of the Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 and Schwab Target 2040 Fund effected an in-kind redemption from the Schwab Total Bond Market Fund and simultaneously engaged in an in-kind purchase, using the securities and cash received, with Schwab U.S. Aggregate Bond Index Fund. Also, in the transaction, the Schwab Target 2020 Fund effected an in-kind redemption from the Schwab Short-Term Bond Market Fund and simultaneously engaged in an in-kind purchase, using the securities and cash received, with Schwab Short-Term Bond Index Fund. All in-kind redemptions and purchases were effected pursuant to the funds’ In-Kind Transactions Policy and Procedures adopted by the Board of Trustees. The funds realized gains (losses) in selling the Schwab Total Bond Market Fund and the Schwab Short-Term Bond Market Fund and those amounts are disclosed in the summary of the fund’s transactions with its affiliated underlying funds at the end of each respective fund’s Portfolio Holdings.

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Schwab Target Funds
Financial Notes (continued)

8. Redemption Fee:
Prior to February 28, 2017, the funds charged a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts were netted against redemption proceeds on the Statement of Changes in Net Assets. Effective February 28, 2017, the funds no longer charge redemption fees. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/16-10/31/17)	Prior Period (11/1/15-10/31/16)
Schwab Target 2010 Fund	$998	$1,591
Schwab Target 2015 Fund	107	2,546
Schwab Target 2020 Fund	3,521	5,615
Schwab Target 2025 Fund	858	5,667
Schwab Target 2030 Fund	3,488	7,742
Schwab Target 2035 Fund	557	3,566
Schwab Target 2040 Fund	3,012	6,637
Schwab Target 2045 Fund	3,277	1,974
Schwab Target 2050 Fund	758	1,498
Schwab Target 2055 Fund	324	1,252
Schwab Target 2060 Fund*	105	—
*	Commencement of operations 8/25/16.

9. Federal Income Taxes:
As of October 31, 2017, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Tax cost	$53,039,886	$91,660,005	$496,809,521	$447,716,612	$773,793,144	$362,402,086	$758,474,318
Gross unrealized appreciation	$5,958,004	$11,661,380	$84,539,820	$75,240,431	$199,648,369	$79,422,699	$241,193,231
Gross unrealized depreciation	(262,804)	(479,334)	(2,877,104)	(2,469,742)	(4,349,768)	(1,268,576)	(2,175,178)
Net unrealized appreciation (depreciation)	$5,695,200	$11,182,046	$81,662,716	$72,770,689	$195,298,601	$78,154,123	$239,018,053

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Tax cost	$105,517,748	$90,711,487	$51,667,129	$5,205,913
Gross unrealized appreciation	$15,916,060	$13,927,970	$8,204,523	$516,661
Gross unrealized depreciation	(88,692)	(46,782)	(7,056)	(18)
Net unrealized appreciation (depreciation)	$15,827,368	$13,881,188	$8,197,467	$516,643

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Schwab Target Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Undistributed ordinary income	$623,092	$1,229,385	$5,413,618	$3,815,774	$6,224,054	$2,070,853	$4,254,408
Undistributed long-term capital gains	—	3,041,593	18,501,868	7,222,724	22,222,937	3,866,585	14,651,636
Net unrealized appreciation (depreciation) on investments	5,695,200	11,182,046	81,662,716	72,770,689	195,298,601	78,154,123	239,018,053
Total	$6,318,292	$15,453,024	$105,578,202	$83,809,187	$223,745,592	$84,091,561	$257,924,097

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Undistributed ordinary income	$361,950	$266,815	$133,244	$9,657
Undistributed long-term capital gains	299,968	169,407	83,845	6,993
Net unrealized appreciation (depreciation) on investments	15,827,368	13,881,188	8,197,467	516,643
Total	$16,489,286	$14,317,410	$8,414,556	$533,293
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2017, the funds had no capital loss carryforwards.
For the year ended October 31, 2017, the funds had capital loss carryforwards utilized and capital losses expired as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Capital loss carryforwards utilized	$3,510,540	$—	$—	$—	$—	$—	$—
Capital losses expired	3,876,356	—	—	—	—	—	—

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Capital loss carryforwards utilized	$—	$—	$—	$—
Capital losses expired	—	—	—	—

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Schwab Target Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Current period distributions
Ordinary income	$1,060,087	$2,085,243	$9,368,626	$8,090,184	$14,157,501	$6,132,722	$14,204,470
Long-term capital gains	—	2,953,810	18,804,951	14,576,110	32,067,188	14,086,137	40,499,025
Prior period distributions
Ordinary income	$1,128,027	$2,365,308	$10,024,736	$9,159,638	$18,416,804	$7,659,556	$19,011,206
Long-term capital gains	—	5,051,306	18,650,147	17,845,703	48,704,710	17,812,485	57,371,095

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Current period distributions
Ordinary income	$1,270,308	$1,028,725	$570,725	$13,894
Long-term capital gains	3,146,401	2,629,093	1,461,213	—
Prior period distributions
Ordinary income	$1,239,407	$1,001,880	$539,934	$—
Long-term capital gains	2,410,714	1,983,116	1,092,479	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2017, the funds made the following reclassifications:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Capital shares	($3,876,356)	$—	$—	$—	$—	$—	$—
Undistributed net investment income	82,444	145,855	719,902	530,585	811,848	280,588	457,193
Net realized capital gains (losses)	3,793,912	(145,855)	(719,902)	(530,585)	(811,848)	(280,588)	(457,193)

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Capital shares	$—	$—	$—	$—
Undistributed net investment income	35,737	20,884	8,258	245
Net realized capital gains (losses)	(35,737)	(20,884)	(8,258)	(245)
As of October 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the funds did not incur any interest or penalties.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

10. Custody Out-of-Pocket Fee Reimbursement:
In December 2015, State Street, the funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid to the funds during the period ended October 31, 2017 as a reimbursement. State Street made payment to a fund if the inaccurate billing occurred when the fund’s operating expenses were not contractually waived by CSIM. If CSIM was contractually waiving fees when the inaccurate billing occurred, State Street made that payment directly to CSIM to the extent of amounts waived by CSIM; any additional amounts were applied to the fund. The amounts applied to each fund were recognized as a change in accounting estimate. This resulted in a decrease in Net expenses and an overall increase in Net assets. The payment is netted with Custodian fees in each fund’s Statement of Operations. Below are the amounts that were reimbursed to the funds and to CSIM for the period ended October 31, 2017:
	State Street to Fund	State Street to CSIM
Schwab Target 2010 Fund	$—	$1,460
Schwab Target 2015 Fund	—	2,871
Schwab Target 2020 Fund	—	1,382
Schwab Target 2025 Fund	—	2,446
Schwab Target 2030 Fund	—	1,519
Schwab Target 2035 Fund	—	2,445
Schwab Target 2040 Fund	—	1,510
Schwab Target 2045 Fund	—	1,851
Schwab Target 2050 Fund	—	1,836
Schwab Target 2055 Fund	—	1,884
Schwab Target 2060 Fund	—	—

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (eleven of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds as of October 31, 2017 by correspondence with the custodian and transfer agents of the underlying funds, respectively, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 15, 2017

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2017, qualify for the corporate dividends received deduction:
Percentage
Schwab Target 2010 Fund	19.28
Schwab Target 2015 Fund	18.32
Schwab Target 2020 Fund	23.70
Schwab Target 2025 Fund	27.43
Schwab Target 2030 Fund	30.99
Schwab Target 2035 Fund	35.03
Schwab Target 2040 Fund	37.36
Schwab Target 2045 Fund	40.23
Schwab Target 2050 Fund	41.58
Schwab Target 2055 Fund	42.98
Schwab Target 2060 Fund	36.36
For the fiscal year ended October 31, 2017, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2018 via IRS form 1099 of the amounts for use in preparing their 2017 income tax return.

Schwab Target 2010 Fund	$293,223
Schwab Target 2015 Fund	550,261
Schwab Target 2020 Fund	3,319,944
Schwab Target 2025 Fund	3,366,176
Schwab Target 2030 Fund	6,770,957
Schwab Target 2035 Fund	3,368,494
Schwab Target 2040 Fund	8,466,553
Schwab Target 2045 Fund	823,713
Schwab Target 2050 Fund	695,471
Schwab Target 2055 Fund	403,595
Schwab Target 2060 Fund	8,054
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2017:

Schwab Target 2010 Fund	$—
Schwab Target 2015 Fund	2,953,810
Schwab Target 2020 Fund	18,804,951
Schwab Target 2025 Fund	14,576,110
Schwab Target 2030 Fund	32,067,188
Schwab Target 2035 Fund	14,086,137
Schwab Target 2040 Fund	40,499,025
Schwab Target 2045 Fund	3,146,401
Schwab Target 2050 Fund	2,629,093
Schwab Target 2055 Fund	1,461,213
Schwab Target 2060 Fund	—

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended, requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 29, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 6, 2017.
The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, which may include exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Funds invest a portion of their assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Funds’ investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers and expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Schwab Target Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Target Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of the investment adviser for the trusts in the Fund Complex. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Government/Credit 1 – 5 Year Index  An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of 1-5 years. Bonds are represented in the index in proportion to their market value.
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)  An index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Citigroup Non-U.S. Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Dow Jones U.S. Total Stock Market Index  An index that measures the performance of all publicly traded stocks of companies headquartered in the U.S. for which pricing data is readily available - currently more than 3,800 stocks. The index is a float adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index  A custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a

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combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 24.5% S&P 500 Index, 2.1% Russell 2000 Index, 8.6% MSCI EAFE Index (Net), 37.9% Bloomberg Barclays U.S. Aggregate Bond Index, 1.9% FTSE EPRA/NAREIT Global Index (Net), 6.3% Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), 1.2% Citigroup Non-U.S. Dollar World Government Bond Index, 1.2% Bloomberg Barclays U.S. Government/Credit Index, 9.7% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 6.7% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index  A custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 26.0% S&P 500 Index, 2.3% Russell 2000 Index, 9.1% MSCI EAFE Index (Net), 36.4% Bloomberg Barclays U.S. Aggregate Bond Index, 2.0% FTSE EPRA/NAREIT Global Index (Net), 6.1% Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), 1.3% Citigroup Non-U.S. Dollar World Government Bond Index, 1.3% Bloomberg Barclays U.S. Government/Credit Index, 9.2% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 6.3% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index  A custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 31.6% S&P 500 Index, 3.0% Russell 2000 Index, 11.9% MSCI EAFE Index (Net), 31.2% Bloomberg Barclays U.S. Aggregate Bond Index, 2.5% FTSE EPRA/NAREIT Global Index (Net), 0.6% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 0.3% MSCI Emerging Markets Index (Net), 3.5% Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), 1.7% Citigroup Non-U.S. Dollar World Government Bond Index, 2.2% Bloomberg Barclays U.S. Government/Credit Index, 6.6% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 5.0% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index  A custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 38.3% S&P 500 Index, 4.1% Russell 2000 Index, 14.9% MSCI EAFE Index (Net), 24.2% Bloomberg Barclays U.S. Aggregate Bond Index, 3.1% FTSE EPRA/NAREIT Global Index (Net), 1.2% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 0.8% MSCI Emerging Markets Index (Net), 1.1% Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), 1.8% Citigroup Non-U.S. Dollar World Government Bond Index, 3.0% Bloomberg Barclays U.S. Government/Credit Index, 4.0% Bloomberg
Barclays U.S. Government/Credit 1-5 Year Index, and 3.7% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index  A custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 43.0% S&P 500 Index, 5.1% Russell 2000 Index, 17.1% MSCI EAFE Index (Net), 18.4% Bloomberg Barclays U.S. Aggregate Bond Index, 3.5% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 1.3% MSCI Emerging Markets Index (Net), 1.7% Citigroup Non-U.S. Dollar World Government Bond Index, 3.3% Bloomberg Barclays U.S. Government/Credit Index, 2.4% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 2.9% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index  A custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 46.6% S&P 500 Index, 6.1% Russell 2000 Index, 19.0% MSCI EAFE Index (Net), 13.0% Bloomberg Barclays U.S. Aggregate Bond Index, 3.9% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 1.9% MSCI Emerging Markets Index (Net), 1.4% Citigroup Non-U.S. Dollar World Government Bond Index, 3.1% Bloomberg Barclays U.S. Government/Credit Index, 1.3% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 2.5% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index  A custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 49.7% S&P 500 Index, 7.2% Russell 2000 Index, 20.7% MSCI EAFE Index (Net), 8.3% Bloomberg Barclays U.S. Aggregate Bond Index, 4.2% FTSE EPRA/NAREIT Global Index (Net), 1.1% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 2.5% MSCI Emerging Markets Index (Net), 1.1% Citigroup Non-U.S. Dollar World Government Bond Index, 2.5% Bloomberg Barclays U.S. Government/Credit Index, 0.6% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 2.2% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index  A custom blended index developed by CSIM based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion

Schwab Target Funds  |  Annual Report

Schwab Target Funds
allocations: 51.6% S&P 500 Index, 8.1% Russell 2000 Index, 21.8% MSCI EAFE Index (Net), 5.3% Bloomberg Barclays U.S. Aggregate Bond Index, 4.4% FTSE EPRA/NAREIT Global Index (Net), 0.9% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 2.9% MSCI Emerging Markets Index (Net), 0.8% Citigroup Non-U.S. Dollar World Government Bond Index, 1.9% Bloomberg Barclays U.S. Government/Credit Index, 0.2% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 2.1% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2050 Composite Index  A custom blended index developed by CSIM based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 52.6% S&P 500 Index, 8.6% Russell 2000 Index, 22.5% MSCI EAFE Index (Net), 3.7% Bloomberg Barclays U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index (Net), 0.7% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 3.2% MSCI Emerging Markets Index (Net), 0.6% Citigroup Non-U.S. Dollar World Government Bond Index, 1.4% Bloomberg Barclays U.S. Government/Credit Index, 0.1% Bloomberg Barclays U.S. Government/Credit 1-5 Year Index, and 2.0% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index  A custom blended index developed by CSIM based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2017, the composite is derived using the following portion allocations: 53.5% S&P 500 Index, 9.2% Russell 2000 Index, 23.1% MSCI EAFE Index (Net), 2.2% Bloomberg Barclays U.S. Aggregate Bond Index, 4.7% FTSE EPRA/NAREIT Global Index (Net), 0.5% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 3.5% MSCI Emerging Markets Index (Net), 0.4% Citigroup Non-U.S. Dollar World Government Bond Index, 0.9% Bloomberg Barclays U.S. Government/Credit Index, and 2.0% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index: A custom blended index developed by CSIM based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 1, 2017, the composite is derived using the following portion allocations: 53.8% S&P 500 Index, 9.5% Russell 2000 Index, 23.4% MSCI EAFE Index (Net), 4.8% FTSE EPRA/NAREIT Global Index (Net), 3.6% MSCI Emerging Markets Index (Net), 1.7% Bloomberg Barclays U.S. Aggregate Bond Index, 0.7% Bloomberg Barclays U.S. Government/Credit Index, 0.4% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 0.3% Citigroup Non-U.S. Dollar World Government Bond Index, 2.0% Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2017. Percentages listed may not total to 100% due to rounding.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

Schwab Target Funds  |  Annual Report

Notes

Notes

Schwab Target Funds
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR33732-12
00201788

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of forty-nine series. Thirty-four series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, eleven series have a fiscal year-end of March 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirty-eight series, based on their respective 2017 and 2016 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016
$ 1,404,027	$1,176,105	$75,000	$0	$166,000	$117,450	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2017: $241,000	2016: $117,450

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

Except as noted below, the condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (nine of the funds constituting Schwab Capital Trust, hereafter referred to the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

San Francisco, California

December 15, 2017

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.7%
BorgWarner, Inc.	261,400	13,781,008
Delphi Automotive plc	368,100	36,581,778
Ford Motor Co.	5,389,597	66,130,355
General Motors Co.	1,775,600	76,315,288
Harley-Davidson, Inc.	223,470	10,579,070
The Goodyear Tire & Rubber Co.	344,936	10,551,592
		213,939,091

Banks 6.5%
Bank of America Corp.	13,256,831	363,104,601
BB&T Corp.	1,071,366	52,754,062
Citigroup, Inc.	3,676,617	270,231,349
Citizens Financial Group, Inc.	702,300	26,694,423
Comerica, Inc.	250,370	19,671,571
Fifth Third Bancorp	967,329	27,955,808
Huntington Bancshares, Inc.	1,491,293	20,579,843
JPMorgan Chase & Co.	4,749,031	477,800,009
KeyCorp	1,475,098	26,920,539
M&T Bank Corp.	209,998	35,021,366
People's United Financial, Inc.	486,600	9,079,956
Regions Financial Corp.	1,678,245	25,979,233
SunTrust Banks, Inc.	676,416	40,727,007
The PNC Financial Services Group, Inc.	650,168	88,936,481
U.S. Bancorp	2,148,328	116,826,077
Wells Fargo & Co.	6,030,309	338,541,547
Zions Bancorp	282,898	13,143,441
		1,953,967,313

Capital Goods 7.3%
3M Co.	807,999	185,993,290
A.O. Smith Corp.	194,514	11,515,229
Acuity Brands, Inc.	60,500	10,115,600
Allegion plc	131,733	10,985,215
AMETEK, Inc.	311,600	21,029,884
Arconic, Inc.	583,254	14,651,340
Caterpillar, Inc.	799,162	108,526,200
Cummins, Inc.	215,762	38,163,983
Deere & Co.	429,986	57,136,540
Dover Corp.	215,570	20,584,779
Eaton Corp. plc	598,138	47,863,003
Emerson Electric Co.	863,215	55,642,839
Fastenal Co.	384,498	18,059,871
Flowserve Corp.	175,000	7,712,250
Fluor Corp.	174,382	7,514,120
Fortive Corp.	406,587	29,379,977
Fortune Brands Home & Security, Inc.	205,600	13,581,936
General Dynamics Corp.	374,980	76,113,440
General Electric Co.	11,718,947	236,253,971
Honeywell International, Inc.	1,030,729	148,589,893
Illinois Tool Works, Inc.	421,236	65,931,859
Ingersoll-Rand plc	342,800	30,372,080
Jacobs Engineering Group, Inc.	160,934	9,367,968
Johnson Controls International plc	1,273,202	52,697,831
1
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
L3 Technologies, Inc.	105,383	19,725,590
Lockheed Martin Corp.	336,891	103,816,331
Masco Corp.	419,488	16,704,012
Northrop Grumman Corp.	234,367	69,262,479
PACCAR, Inc.	471,550	33,824,281
Parker-Hannifin Corp.	185,936	33,953,773
Pentair plc	229,582	16,176,348
Quanta Services, Inc. *	225,500	8,508,115
Raytheon Co.	392,588	70,744,358
Rockwell Automation, Inc.	177,321	35,609,603
Rockwell Collins, Inc.	221,205	29,995,398
Roper Technologies, Inc.	135,900	35,085,303
Snap-on, Inc.	72,782	11,483,544
Stanley Black & Decker, Inc.	209,981	33,922,430
Textron, Inc.	369,404	19,482,367
The Boeing Co.	751,854	193,963,295
TransDigm Group, Inc.	66,300	18,398,250
United Rentals, Inc. *	110,100	15,576,948
United Technologies Corp.	1,002,058	120,006,466
W.W. Grainger, Inc.	69,927	13,824,568
Xylem, Inc.	256,710	17,078,916
		2,194,925,473

Commercial & Professional Services 0.6%
Cintas Corp.	113,876	16,972,079
Equifax, Inc.	169,261	18,369,896
IHS Markit Ltd. *	487,100	20,755,331
Nielsen Holdings plc	449,500	16,662,965
Republic Services, Inc.	310,634	20,212,955
Robert Half International, Inc.	183,742	9,512,323
Stericycle, Inc. *	114,100	8,083,985
Verisk Analytics, Inc. *	199,900	17,001,495
Waste Management, Inc.	553,216	45,457,759
		173,028,788

Consumer Durables & Apparel 1.1%
D.R. Horton, Inc.	463,016	20,469,937
Garmin Ltd.	155,100	8,780,211
Hanesbrands, Inc.	481,600	10,836,000
Hasbro, Inc.	152,617	14,130,808
Leggett & Platt, Inc.	182,994	8,648,296
Lennar Corp., Class A	274,318	15,271,283
Mattel, Inc.	475,694	6,716,799
Michael Kors Holdings Ltd. *	220,800	10,777,248
Mohawk Industries, Inc. *	83,800	21,935,488
Newell Brands, Inc.	681,750	27,801,765
NIKE, Inc., Class B	1,787,708	98,306,063
PulteGroup, Inc.	370,186	11,190,723
PVH Corp.	99,900	12,668,319
Ralph Lauren Corp.	69,126	6,181,938
Tapestry, Inc.	415,328	17,007,682
Under Armour, Inc., Class A *(b)	283,400	3,548,168
Under Armour, Inc., Class C *(b)	225,892	2,604,535
VF Corp.	433,364	30,183,803
Whirlpool Corp.	96,022	15,740,887
		342,799,953

Consumer Services 1.8%
Carnival Corp.	550,521	36,549,089
Chipotle Mexican Grill, Inc. *	32,259	8,771,222
Darden Restaurants, Inc.	162,248	13,348,143
H&R Block, Inc.	284,905	7,048,550
Hilton Worldwide Holdings, Inc.	271,900	19,652,932
Marriott International, Inc., Class A	418,526	50,005,487
McDonald's Corp.	1,092,008	182,267,055
2
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
MGM Resorts International	696,428	21,833,018
Norwegian Cruise Line Holdings Ltd. *	239,000	13,324,250
Royal Caribbean Cruises Ltd.	237,300	29,370,621
Starbucks Corp.	1,962,724	107,635,784
Wyndham Worldwide Corp.	136,364	14,570,493
Wynn Resorts Ltd.	106,200	15,663,438
Yum! Brands, Inc.	477,075	35,518,234
		555,558,316

Diversified Financials 5.4%
Affiliated Managers Group, Inc.	73,800	13,763,700
American Express Co.	984,341	94,024,252
Ameriprise Financial, Inc.	198,514	31,075,382
Berkshire Hathaway, Inc., Class B *	2,596,940	485,471,964
BlackRock, Inc.	168,200	79,193,606
Capital One Financial Corp.	667,574	61,536,971
Cboe Global Markets, Inc.	149,800	16,936,388
CME Group, Inc.	459,585	63,041,274
Discover Financial Services	499,473	33,229,939
E*TRADE Financial Corp. *	387,919	16,909,389
Franklin Resources, Inc.	452,105	19,047,184
Intercontinental Exchange, Inc.	794,430	52,511,823
Invesco Ltd.	537,247	19,228,070
Leucadia National Corp.	427,851	10,824,630
Moody's Corp.	225,029	32,046,380
Morgan Stanley	1,922,034	96,101,700
Nasdaq, Inc.	161,900	11,762,035
Navient Corp.	373,300	4,651,318
Northern Trust Corp.	284,118	26,570,715
Raymond James Financial, Inc.	183,000	15,514,740
S&P Global, Inc.	350,167	54,790,631
State Street Corp.	500,826	46,075,992
Synchrony Financial	1,010,499	32,962,477
T. Rowe Price Group, Inc.	321,979	29,911,849
The Bank of New York Mellon Corp.	1,389,073	71,467,806
The Charles Schwab Corp. (a)	1,598,881	71,693,824
The Goldman Sachs Group, Inc.	488,369	118,419,715
		1,608,763,754

Energy 5.9%
Anadarko Petroleum Corp.	746,509	36,855,149
Andeavor	196,607	20,887,528
Apache Corp.	533,906	22,087,691
Baker Hughes, a GE Co.	558,563	17,555,635
Cabot Oil & Gas Corp.	614,700	17,027,190
Chesapeake Energy Corp. *(b)	1,064,666	4,152,197
Chevron Corp.	2,554,634	296,056,534
Cimarex Energy Co.	135,830	15,882,602
Concho Resources, Inc. *	194,777	26,141,021
ConocoPhillips	1,642,550	84,016,433
Devon Energy Corp.	709,058	26,164,240
EOG Resources, Inc.	793,212	79,218,082
EQT Corp.	226,300	14,152,802
Exxon Mobil Corp.	5,737,231	478,198,204
Halliburton Co.	1,191,468	50,923,342
Helmerich & Payne, Inc. (b)	140,100	7,608,831
Hess Corp.	352,140	15,550,502
Kinder Morgan, Inc.	2,639,344	47,798,520
Marathon Oil Corp.	1,192,852	16,962,355
Marathon Petroleum Corp.	686,052	40,984,747
National Oilwell Varco, Inc.	534,224	18,265,119
Newfield Exploration Co. *	244,700	7,534,313
Noble Energy, Inc.	672,368	18,738,896
Occidental Petroleum Corp.	1,039,070	67,092,750
ONEOK, Inc.	499,241	27,093,809
Phillips 66	580,695	52,889,701
3
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Pioneer Natural Resources Co.	233,300	34,918,011
Range Resources Corp.	268,400	4,860,724
Schlumberger Ltd.	1,882,028	120,449,792
TechnipFMC plc *	615,400	16,855,806
The Williams Cos., Inc.	1,096,398	31,247,343
Valero Energy Corp.	589,040	46,469,366
		1,764,639,235

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	589,222	94,911,880
CVS Health Corp.	1,379,251	94,520,071
Sysco Corp.	644,657	35,855,822
The Kroger Co.	1,219,394	25,241,456
Wal-Mart Stores, Inc.	1,983,802	173,205,753
Walgreens Boots Alliance, Inc.	1,235,811	81,897,195
		505,632,177

Food, Beverage & Tobacco 4.5%
Altria Group, Inc.	2,599,591	166,945,734
Archer-Daniels-Midland Co.	756,999	30,938,549
Brown-Forman Corp., Class B	267,184	15,234,832
Campbell Soup Co.	263,611	12,487,253
ConAgra Brands, Inc.	582,149	19,886,210
Constellation Brands, Inc., Class A	233,865	51,237,483
Dr Pepper Snapple Group, Inc.	246,500	21,115,190
General Mills, Inc.	791,880	41,114,410
Hormel Foods Corp.	363,400	11,323,544
Kellogg Co.	324,934	20,318,123
McCormick & Co., Inc. - Non Voting Shares	157,802	15,706,033
Molson Coors Brewing Co., Class B	254,130	20,551,493
Mondelez International, Inc., Class A	2,029,254	84,071,993
Monster Beverage Corp. *	547,600	31,722,468
PepsiCo, Inc.	1,934,883	213,282,153
Philip Morris International, Inc.	2,104,996	220,266,781
The Coca-Cola Co.	5,174,176	237,908,612
The Hershey Co.	196,128	20,824,871
The JM Smucker Co.	150,275	15,936,664
The Kraft Heinz Co.	812,418	62,824,284
Tyson Foods, Inc., Class A	392,690	28,631,028
		1,342,327,708

Health Care Equipment & Services 5.6%
Abbott Laboratories	2,341,994	127,006,335
Aetna, Inc.	449,175	76,373,225
Align Technology, Inc. *	100,000	23,898,000
AmerisourceBergen Corp.	218,146	16,786,335
Anthem, Inc.	359,209	75,150,115
Baxter International, Inc.	671,389	43,284,449
Becton, Dickinson & Co.	306,863	64,033,102
Boston Scientific Corp. *	1,849,774	52,052,640
C.R. Bard, Inc.	98,673	32,272,978
Cardinal Health, Inc.	425,133	26,315,733
Centene Corp. *	234,800	21,993,716
Cerner Corp. *	419,400	28,317,888
Cigna Corp.	344,208	67,884,702
Danaher Corp.	823,604	75,993,941
DaVita, Inc. *	204,000	12,390,960
DENTSPLY SIRONA, Inc.	311,800	19,041,626
Edwards Lifesciences Corp. *	285,400	29,176,442
Envision Healthcare Corp. *	173,600	7,395,360
Express Scripts Holding Co. *	771,995	47,315,574
HCA Healthcare, Inc. *	391,900	29,647,235
Henry Schein, Inc. *	209,800	16,490,280
Hologic, Inc. *	367,800	13,921,230
Humana, Inc.	194,303	49,615,271
4
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
IDEXX Laboratories, Inc. *	115,300	19,159,401
Intuitive Surgical, Inc. *	150,993	56,676,733
Laboratory Corp. of America Holdings *	133,991	20,595,757
McKesson Corp.	283,975	39,154,473
Medtronic plc	1,836,216	147,852,112
Patterson Cos., Inc.	104,447	3,864,539
Quest Diagnostics, Inc.	185,480	17,394,314
ResMed, Inc.	187,307	15,767,503
Stryker Corp.	436,040	67,529,515
The Cooper Cos., Inc.	66,300	15,929,238
UnitedHealth Group, Inc.	1,309,810	275,348,258
Universal Health Services, Inc., Class B	119,100	12,231,570
Varian Medical Systems, Inc. *	123,906	12,909,766
Zimmer Biomet Holdings, Inc.	279,423	33,983,425
		1,694,753,741

Household & Personal Products 1.7%
Church & Dwight Co., Inc.	324,000	14,635,080
Colgate-Palmolive Co.	1,190,094	83,842,122
Coty, Inc., Class A	650,900	10,023,860
Kimberly-Clark Corp.	474,495	53,385,433
The Clorox Co.	179,457	22,706,694
The Estee Lauder Cos., Inc., Class A	308,552	34,499,199
The Procter & Gamble Co.	3,445,280	297,465,475
		516,557,863

Insurance 2.7%
Aflac, Inc.	525,473	44,081,930
American International Group, Inc.	1,207,730	78,031,435
Aon plc	345,050	49,490,521
Arthur J. Gallagher & Co.	238,300	15,091,539
Assurant, Inc.	74,246	7,472,860
Brighthouse Financial, Inc. *	131,597	8,182,701
Chubb Ltd.	627,405	94,625,222
Cincinnati Financial Corp.	192,903	13,536,003
Everest Re Group Ltd.	52,800	12,537,360
Lincoln National Corp.	294,671	22,330,169
Loews Corp.	382,716	18,948,269
Marsh & McLennan Cos., Inc.	696,179	56,341,766
MetLife, Inc.	1,445,677	77,459,374
Principal Financial Group, Inc.	358,667	23,618,222
Prudential Financial, Inc.	580,231	64,092,316
The Allstate Corp.	483,910	45,419,793
The Hartford Financial Services Group, Inc.	500,395	27,546,745
The Progressive Corp.	786,920	38,283,658
The Travelers Cos., Inc.	376,160	49,822,392
Torchmark Corp.	143,266	12,052,969
Unum Group	303,840	15,811,834
Willis Towers Watson plc	178,225	28,708,483
XL Group Ltd.	361,199	14,617,724
		818,103,285

Materials 3.0%
Air Products & Chemicals, Inc.	297,401	47,414,641
Albemarle Corp.	148,846	20,970,913
Avery Dennison Corp.	119,776	12,716,618
Ball Corp.	489,928	21,032,609
CF Industries Holdings, Inc.	297,325	11,292,404
DowDuPont, Inc.	3,146,180	227,500,276
Eastman Chemical Co.	188,616	17,128,219
Ecolab, Inc.	351,428	45,917,583
FMC Corp.	179,900	16,705,514
Freeport-McMoRan, Inc. *	1,800,240	25,167,355
International Flavors & Fragrances, Inc.	107,943	15,912,957
International Paper Co.	566,589	32,448,552
5
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
LyondellBasell Industries N.V., Class A	442,900	45,853,437
Martin Marietta Materials, Inc.	86,900	18,844,265
Monsanto Co.	596,900	72,284,590
Newmont Mining Corp.	712,846	25,776,511
Nucor Corp.	422,300	24,421,609
Packaging Corp. of America	124,420	14,466,313
PPG Industries, Inc.	350,896	40,788,151
Praxair, Inc.	390,279	57,027,568
Sealed Air Corp.	267,068	11,812,418
The Mosaic Co.	492,500	11,002,450
The Sherwin-Williams Co.	111,836	44,191,995
Vulcan Materials Co.	173,271	21,095,744
WestRock Co.	334,889	20,538,742
		902,311,434

Media 2.7%
CBS Corp., Class B - Non Voting Shares	491,336	27,573,776
Charter Communications, Inc., Class A *	273,200	91,295,244
Comcast Corp., Class A	6,370,428	229,526,521
Discovery Communications, Inc., Class A *	204,800	3,866,624
Discovery Communications, Inc., Class C *	240,200	4,277,962
DISH Network Corp., Class A *	306,900	14,896,926
News Corp., Class A	523,000	7,144,180
News Corp., Class B	205,200	2,852,280
Omnicom Group, Inc.	314,247	21,114,256
Scripps Networks Interactive, Inc., Class A	133,093	11,083,985
The Interpublic Group of Cos., Inc.	506,365	9,747,526
The Walt Disney Co.	2,087,293	204,158,128
Time Warner, Inc.	1,053,234	103,522,370
Twenty-First Century Fox, Inc., Class A	1,435,501	37,538,351
Twenty-First Century Fox, Inc., Class B	652,700	16,611,215
Viacom, Inc., Class B	448,853	10,785,938
		795,995,282

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	2,147,986	193,855,737
Agilent Technologies, Inc.	429,866	29,243,784
Alexion Pharmaceuticals, Inc. *	305,030	36,499,890
Allergan plc	448,368	79,464,261
Amgen, Inc.	989,359	173,355,484
Biogen, Inc. *	287,631	89,643,077
Bristol-Myers Squibb Co.	2,213,364	136,476,024
Celgene Corp. *	1,062,526	107,283,250
Eli Lilly & Co.	1,308,923	107,253,151
Gilead Sciences, Inc.	1,760,750	131,985,820
Illumina, Inc. *	197,600	40,545,544
Incyte Corp. *	230,600	26,115,450
Johnson & Johnson	3,630,375	506,110,579
Merck & Co., Inc.	3,703,614	204,032,095
Mettler-Toledo International, Inc. *	34,900	23,823,787
Mylan N.V. *	718,851	25,670,169
PerkinElmer, Inc.	141,360	10,223,155
Perrigo Co., plc	177,000	14,335,230
Pfizer, Inc.	8,079,833	283,278,945
Quintiles IMS Holdings, Inc. *	201,671	21,800,635
Regeneron Pharmaceuticals, Inc. *	105,000	42,275,100
Thermo Fisher Scientific, Inc.	540,537	104,772,287
Vertex Pharmaceuticals, Inc. *	336,510	49,207,857
Waters Corp. *	108,352	21,242,410
Zoetis, Inc.	668,800	42,682,816
		2,501,176,537

Real Estate 2.9%
Alexandria Real Estate Equities, Inc.	122,600	15,197,496
American Tower Corp.	576,700	82,854,489
6
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Apartment Investment & Management Co., Class A	209,014	9,192,436
AvalonBay Communities, Inc.	191,599	34,742,647
Boston Properties, Inc.	208,176	25,226,768
CBRE Group, Inc., Class A *	417,640	16,421,605
Crown Castle International Corp.	545,843	58,448,868
Digital Realty Trust, Inc.	279,800	33,139,512
Duke Realty Corp.	469,646	13,375,518
Equinix, Inc.	106,709	49,459,621
Equity Residential	496,302	33,381,273
Essex Property Trust, Inc.	90,400	23,723,672
Extra Space Storage, Inc.	167,400	13,658,166
Federal Realty Investment Trust	95,900	11,557,868
GGP, Inc.	881,400	17,152,044
HCP, Inc.	633,100	16,359,304
Host Hotels & Resorts, Inc.	1,009,711	19,749,947
Iron Mountain, Inc.	361,002	14,440,080
Kimco Realty Corp.	569,859	10,348,639
Mid-America Apartment Communities, Inc.	153,500	15,710,725
Prologis, Inc.	728,889	47,071,652
Public Storage	202,628	41,994,653
Realty Income Corp.	368,600	19,782,762
Regency Centers Corp.	193,800	11,928,390
SBA Communications Corp. *	161,696	25,415,377
Simon Property Group, Inc.	420,613	65,333,817
SL Green Realty Corp.	129,700	12,409,696
The Macerich Co.	152,100	8,304,660
UDR, Inc.	351,100	13,619,169
Ventas, Inc.	473,700	29,724,675
Vornado Realty Trust	233,156	17,454,058
Welltower, Inc.	490,900	32,870,664
Weyerhaeuser Co.	999,923	35,907,235
		875,957,486

Retailing 5.5%
Advance Auto Parts, Inc.	101,600	8,304,784
Amazon.com, Inc. *	539,340	596,121,715
AutoZone, Inc. *	38,998	22,989,321
Best Buy Co., Inc.	353,957	19,814,513
CarMax, Inc. *	239,400	17,978,940
Dollar General Corp.	356,100	28,787,124
Dollar Tree, Inc. *	324,230	29,585,988
Expedia, Inc.	165,113	20,582,987
Foot Locker, Inc.	165,000	4,963,200
Genuine Parts Co.	191,338	16,881,752
Kohl's Corp.	231,910	9,684,562
L Brands, Inc.	345,535	14,871,826
LKQ Corp. *	465,800	17,556,002
Lowe's Cos., Inc.	1,148,688	91,837,606
Macy's, Inc.	382,226	7,170,560
Netflix, Inc. *	587,300	115,363,339
Nordstrom, Inc.	139,796	5,542,911
O'Reilly Automotive, Inc. *	122,100	25,756,995
Ross Stores, Inc.	514,600	32,671,954
Signet Jewelers Ltd.	72,500	4,753,825
Target Corp.	748,808	44,209,624
The Gap, Inc.	277,162	7,203,440
The Home Depot, Inc.	1,596,000	264,584,880
The Priceline Group, Inc. *	66,415	126,982,823
The TJX Cos., Inc.	865,406	60,405,339
Tiffany & Co.	140,028	13,109,421
Tractor Supply Co.	162,600	9,798,276
TripAdvisor, Inc. *	147,713	5,539,238
Ulta Salon, Cosmetics & Fragrance, Inc. *	81,400	16,425,706
		1,639,478,651

7
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc. *	1,093,200	12,008,802
Analog Devices, Inc.	489,240	44,667,612
Applied Materials, Inc.	1,453,772	82,036,354
Broadcom Ltd.	549,460	145,007,989
Intel Corp.	6,355,105	289,093,727
KLA-Tencor Corp.	217,581	23,692,395
Lam Research Corp.	222,974	46,505,687
Microchip Technology, Inc.	306,223	29,029,940
Micron Technology, Inc. *	1,490,475	66,042,947
NVIDIA Corp.	809,782	167,471,015
Qorvo, Inc. *	172,500	13,077,225
QUALCOMM, Inc.	1,990,865	101,554,024
Skyworks Solutions, Inc.	248,300	28,271,438
Texas Instruments, Inc.	1,344,854	130,033,933
Xilinx, Inc.	333,563	24,580,258
		1,203,073,346

Software & Services 14.5%
Accenture plc, Class A	833,700	118,685,532
Activision Blizzard, Inc.	1,031,100	67,526,739
Adobe Systems, Inc. *	667,976	117,002,676
Akamai Technologies, Inc. *	222,141	11,606,867
Alliance Data Systems Corp.	65,400	14,631,942
Alphabet, Inc., Class A *	402,702	416,007,274
Alphabet, Inc., Class C *	408,475	415,272,024
ANSYS, Inc. *	114,000	15,584,940
Autodesk, Inc. *	292,981	36,610,906
Automatic Data Processing, Inc.	606,373	70,496,925
CA, Inc.	451,625	14,623,617
Cadence Design Systems, Inc. *	368,400	15,900,144
Citrix Systems, Inc. *	189,808	15,680,039
Cognizant Technology Solutions Corp., Class A	792,096	59,937,904
CSRA, Inc.	246,840	7,896,412
DXC Technology Co.	382,851	35,038,524
eBay, Inc. *	1,336,569	50,308,457
Electronic Arts, Inc. *	413,892	49,501,483
Facebook, Inc., Class A *	3,205,910	577,256,155
Fidelity National Information Services, Inc.	452,134	41,939,950
Fiserv, Inc. *	281,004	36,370,348
Gartner, Inc. *	128,500	16,102,335
Global Payments, Inc.	204,800	21,288,960
International Business Machines Corp.	1,170,990	180,402,719
Intuit, Inc.	327,609	49,475,511
MasterCard, Inc., Class A	1,259,490	187,374,327
Microsoft Corp.	10,406,481	865,611,090
Oracle Corp.	4,100,146	208,697,431
Paychex, Inc.	436,865	27,867,618
PayPal Holdings, Inc. *	1,532,969	111,232,231
Red Hat, Inc. *	242,000	29,240,860
salesforce.com, Inc. *	926,765	94,845,130
Symantec Corp.	841,050	27,334,125
Synopsys, Inc. *	207,500	17,952,900
The Western Union Co.	629,625	12,504,353
Total System Services, Inc.	230,100	16,578,705
VeriSign, Inc. *	112,125	12,055,680
Visa, Inc., Class A	2,470,600	271,716,588
		4,338,159,421

Technology Hardware & Equipment 5.9%
Amphenol Corp., Class A	417,300	36,305,100
Apple, Inc.	6,982,625	1,180,342,930
Cisco Systems, Inc.	6,747,438	230,425,008
Corning, Inc.	1,243,387	38,930,447
F5 Networks, Inc. *	82,400	9,992,648
8
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
FLIR Systems, Inc.	186,200	8,717,884
Harris Corp.	157,600	21,956,832
Hewlett Packard Enterprise Co.	2,264,878	31,527,102
HP, Inc.	2,258,508	48,670,847
Juniper Networks, Inc.	510,965	12,687,261
Motorola Solutions, Inc.	219,322	19,857,413
NetApp, Inc.	374,374	16,629,693
Seagate Technology plc	384,000	14,196,480
TE Connectivity Ltd.	469,800	42,737,706
Western Digital Corp.	399,136	35,630,871
Xerox Corp.	293,391	8,892,681
		1,757,500,903

Telecommunication Services 1.9%
AT&T, Inc.	8,307,602	279,550,807
CenturyLink, Inc. (b)	1,287,543	24,450,442
Verizon Communications, Inc.	5,521,928	264,334,693
		568,335,942

Transportation 2.1%
Alaska Air Group, Inc.	163,600	10,802,508
American Airlines Group, Inc.	581,000	27,202,420
C.H. Robinson Worldwide, Inc.	184,895	14,519,804
CSX Corp.	1,234,691	62,265,467
Delta Air Lines, Inc.	891,700	44,611,751
Expeditors International of Washington, Inc.	239,800	13,999,524
FedEx Corp.	329,968	74,510,074
JB Hunt Transport Services, Inc.	108,100	11,500,759
Kansas City Southern	143,800	14,986,836
Norfolk Southern Corp.	392,282	51,553,700
Southwest Airlines Co.	761,646	41,022,254
Union Pacific Corp.	1,088,150	125,996,889
United Continental Holdings, Inc. *	346,600	20,269,168
United Parcel Service, Inc., Class B	934,518	109,833,901
		623,075,055

Utilities 3.2%
AES Corp.	887,049	9,429,331
Alliant Energy Corp.	310,969	13,452,519
Ameren Corp.	335,920	20,823,681
American Electric Power Co., Inc.	664,802	49,467,917
American Water Works Co., Inc.	231,000	20,272,560
CenterPoint Energy, Inc.	564,366	16,693,946
CMS Energy Corp.	418,284	20,232,397
Consolidated Edison, Inc.	424,165	36,499,398
Dominion Energy, Inc.	869,704	70,567,783
DTE Energy Co.	242,112	26,743,692
Duke Energy Corp.	954,479	84,290,040
Edison International	439,593	35,145,460
Entergy Corp.	241,553	20,836,362
Eversource Energy	420,000	26,308,800
Exelon Corp.	1,292,593	51,975,165
FirstEnergy Corp.	606,694	19,990,567
NextEra Energy, Inc.	633,638	98,258,245
NiSource, Inc.	427,662	11,277,447
NRG Energy, Inc.	380,500	9,512,500
PG&E Corp.	682,806	39,445,703
Pinnacle West Capital Corp.	156,061	13,688,110
PPL Corp.	928,450	34,872,582
Public Service Enterprise Group, Inc.	698,870	34,384,404
SCANA Corp.	195,700	8,442,498
Sempra Energy	345,369	40,580,857
The Southern Co.	1,365,535	71,280,927
9
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
WEC Energy Group, Inc.	431,178	29,057,085
Xcel Energy, Inc.	676,386	33,494,635
		947,024,611
Total Common Stock
(Cost $15,347,140,321)		29,837,085,365

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.96% (c)	41,865,235	41,865,235
Total Other Investment Company
(Cost $41,865,235)		41,865,235
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposits 0.3%
BNP Paribas
0.60%, 11/01/17 (d)	10,173,631	10,173,631
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (d)	83,587,832	83,587,832
Total Short-Term Investments
(Cost $93,761,463)		93,761,463

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	1,195	153,718,825	1,107,706
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $39,809,403.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
10
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.0%
Adient plc	29,818	2,515,447
Autoliv, Inc.	26,600	3,321,276
BorgWarner, Inc.	69,096	3,642,741
Delphi Automotive plc	82,400	8,188,912
Ford Motor Co.	1,208,087	14,823,228
General Motors Co.	408,300	17,548,734
Gentex Corp.	97,544	1,893,329
Harley-Davidson, Inc.	59,392	2,811,617
Lear Corp.	23,600	4,143,924
Tenneco, Inc.	12,300	714,753
Tesla, Inc. *	39,408	13,064,934
The Goodyear Tire & Rubber Co.	83,100	2,542,029
Thor Industries, Inc.	14,500	1,975,190
		77,186,114

Banks 6.6%
Associated Banc-Corp.	42,800	1,082,840
Bank of America Corp.	3,042,141	83,324,242
Bank of Hawaii Corp.	12,970	1,058,482
Bank of the Ozarks, Inc.	34,700	1,617,714
BankUnited, Inc.	35,000	1,219,750
BB&T Corp.	252,900	12,452,796
BOK Financial Corp.	8,900	769,583
Chemical Financial Corp.	22,600	1,190,794
CIT Group, Inc.	44,888	2,092,679
Citigroup, Inc.	843,956	62,030,766
Citizens Financial Group, Inc.	163,500	6,214,635
Comerica, Inc.	51,128	4,017,127
Commerce Bancshares, Inc.	29,381	1,708,799
Cullen/Frost Bankers, Inc.	16,900	1,664,650
East West Bancorp, Inc.	45,800	2,740,672
F.N.B. Corp.	55,200	744,648
Fifth Third Bancorp	241,084	6,967,328
First Citizens BancShares, Inc., Class A	3,300	1,336,500
First Horizon National Corp.	70,500	1,323,285
First Republic Bank	44,600	4,344,040
Fulton Financial Corp.	49,000	891,800
Hancock Holding Co.	25,238	1,230,352
Home BancShares, Inc.	50,100	1,126,248
Huntington Bancshares, Inc.	329,006	4,540,283
IBERIABANK Corp.	13,454	992,233
Investors Bancorp, Inc.	108,730	1,495,037
JPMorgan Chase & Co.	1,089,178	109,582,199
KeyCorp	333,218	6,081,228
M&T Bank Corp.	49,343	8,228,932
MB Financial, Inc.	20,000	918,800
MGIC Investment Corp. *	103,900	1,485,770
New York Community Bancorp, Inc.	109,882	1,380,118
PacWest Bancorp	28,300	1,367,456
People's United Financial, Inc.	103,793	1,936,777
Popular, Inc.	31,529	1,156,484
Prosperity Bancshares, Inc.	23,100	1,519,518
Radian Group, Inc.	65,144	1,365,418
Regions Financial Corp.	390,106	6,038,841
11
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Signature Bank *	15,700	2,041,157
SunTrust Banks, Inc.	155,993	9,392,339
SVB Financial Group *	14,900	3,267,272
Synovus Financial Corp.	44,657	2,092,180
TCF Financial Corp.	40,000	728,800
Texas Capital Bancshares, Inc. *	15,990	1,375,939
TFS Financial Corp.	27,300	420,966
The PNC Financial Services Group, Inc.	154,134	21,083,990
U.S. Bancorp	486,505	26,456,142
UMB Financial Corp.	13,000	955,890
Umpqua Holdings Corp.	55,400	1,133,484
United Bankshares, Inc.	21,700	780,115
Webster Financial Corp.	27,500	1,512,225
Wells Fargo & Co.	1,388,696	77,961,393
Western Alliance Bancorp *	27,800	1,551,240
Wintrust Financial Corp.	15,728	1,278,529
Zions Bancorp	63,798	2,964,055
		504,234,540

Capital Goods 7.5%
3M Co.	182,554	42,022,105
A.O. Smith Corp.	50,800	3,007,360
Acuity Brands, Inc.	14,300	2,390,960
AECOM *	46,500	1,630,290
AGCO Corp.	14,200	973,694
Air Lease Corp.	29,000	1,260,050
Allegion plc	28,700	2,393,293
Allison Transmission Holdings, Inc.	38,000	1,614,620
AMETEK, Inc.	75,105	5,068,837
Arconic, Inc.	118,940	2,987,773
BWX Technologies, Inc.	32,900	1,971,368
Carlisle Cos., Inc.	20,736	2,277,435
Caterpillar, Inc.	180,796	24,552,097
Chicago Bridge & Iron Co., N.V. (b)	32,000	446,080
Colfax Corp. *	25,000	1,042,750
Crane Co.	16,384	1,361,838
Cummins, Inc.	49,892	8,824,897
Curtiss-Wright Corp.	15,200	1,797,400
Deere & Co.	95,946	12,749,305
Donaldson Co., Inc.	32,900	1,553,209
Dover Corp.	50,237	4,797,131
Eaton Corp. plc	142,901	11,434,938
EMCOR Group, Inc.	14,300	1,151,293
Emerson Electric Co.	200,228	12,906,697
EnerSys	4,500	312,165
Fastenal Co.	92,300	4,335,331
Flowserve Corp.	43,023	1,896,024
Fluor Corp.	40,958	1,764,880
Fortive Corp.	92,520	6,685,495
Fortune Brands Home & Security, Inc.	52,900	3,494,574
General Dynamics Corp.	88,844	18,033,555
General Electric Co.	2,680,102	54,030,856
Graco, Inc.	15,694	2,068,312
HD Supply Holdings, Inc. *	62,800	2,222,492
Hexcel Corp.	26,300	1,596,147
Honeywell International, Inc.	239,099	34,468,512
Hubbell, Inc.	16,932	2,130,384
Huntington Ingalls Industries, Inc.	13,700	3,189,771
IDEX Corp.	28,906	3,706,038
Illinois Tool Works, Inc.	100,404	15,715,234
Ingersoll-Rand plc	82,400	7,300,640
ITT, Inc.	30,300	1,413,192
Jacobs Engineering Group, Inc.	38,756	2,255,987
Johnson Controls International plc	288,386	11,936,297
L3 Technologies, Inc.	23,374	4,375,145
Lennox International, Inc.	11,700	2,236,221
Lincoln Electric Holdings, Inc.	22,200	2,035,074
12
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Lockheed Martin Corp.	76,564	23,593,962
Masco Corp.	108,836	4,333,850
MasTec, Inc. *	6,800	296,140
MSC Industrial Direct Co., Inc., Class A	15,558	1,289,758
Nordson Corp.	18,000	2,280,420
Northrop Grumman Corp.	53,832	15,908,971
Orbital ATK, Inc.	13,800	1,834,434
Oshkosh Corp.	23,600	2,160,816
Owens Corning	36,900	3,051,261
PACCAR, Inc.	107,289	7,695,840
Parker-Hannifin Corp.	41,253	7,533,210
Pentair plc	57,895	4,079,282
Quanta Services, Inc. *	40,100	1,512,973
Raytheon Co.	91,290	16,450,458
Regal Beloit Corp.	5,400	438,210
Rockwell Automation, Inc.	39,549	7,942,230
Rockwell Collins, Inc.	50,483	6,845,495
Roper Technologies, Inc.	30,891	7,975,130
Sensata Technologies Holding N.V. *	49,600	2,425,936
Snap-on, Inc.	17,250	2,721,705
Spirit AeroSystems Holdings, Inc., Class A	37,400	2,995,740
Stanley Black & Decker, Inc.	46,641	7,534,854
Teledyne Technologies, Inc. *	12,600	2,141,496
Terex Corp.	20,800	979,888
Textron, Inc.	88,938	4,690,590
The Boeing Co.	174,289	44,963,076
The Middleby Corp. *	18,300	2,120,970
The Timken Co.	8,900	419,635
The Toro Co.	30,400	1,910,640
TransDigm Group, Inc.	15,200	4,218,000
Trinity Industries, Inc.	44,200	1,437,384
United Rentals, Inc. *	26,767	3,786,995
United Technologies Corp.	234,703	28,108,031
Univar, Inc. *	11,000	327,250
USG Corp. *	24,400	837,652
Valmont Industries, Inc.	2,900	460,810
W.W. Grainger, Inc.	17,876	3,534,085
WABCO Holdings, Inc. *	18,000	2,656,260
Wabtec Corp.	28,800	2,203,200
Watsco, Inc.	7,000	1,165,990
WESCO International, Inc. *	5,600	353,640
Woodward, Inc.	17,300	1,337,809
Xylem, Inc.	53,400	3,552,702
		579,524,524

Commercial & Professional Services 0.7%
Cintas Corp.	25,710	3,831,818
Copart, Inc. *	72,148	2,618,251
Deluxe Corp.	14,500	1,009,925
Equifax, Inc.	37,300	4,048,169
IHS Markit Ltd. *	101,532	4,326,279
KAR Auction Services, Inc.	44,400	2,101,452
ManpowerGroup, Inc.	21,591	2,661,738
Nielsen Holdings plc	95,500	3,540,185
Republic Services, Inc.	81,581	5,308,476
Robert Half International, Inc.	43,891	2,272,237
Rollins, Inc.	32,850	1,442,444
Stericycle, Inc. *	27,098	1,919,893
The Dun & Bradstreet Corp.	10,925	1,276,368
TransUnion *	36,200	1,900,138
Verisk Analytics, Inc. *	47,800	4,065,390
Waste Management, Inc.	131,077	10,770,597
		53,093,360

13
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 1.2%
Brunswick Corp.	29,300	1,484,045
CalAtlantic Group, Inc.	22,300	1,100,282
Carter's, Inc.	17,300	1,673,429
Columbia Sportswear Co.	8,900	555,182
D.R. Horton, Inc.	107,597	4,756,863
Garmin Ltd.	39,886	2,257,946
Hanesbrands, Inc.	121,600	2,736,000
Hasbro, Inc.	34,225	3,168,893
Leggett & Platt, Inc.	39,744	1,878,301
Lennar Corp., Class A	60,775	3,383,344
lululemon Athletica, Inc. *	28,600	1,759,186
Mattel, Inc. (b)	102,797	1,451,494
Michael Kors Holdings Ltd. *	33,500	1,635,135
Mohawk Industries, Inc. *	19,439	5,088,353
Newell Brands, Inc.	143,713	5,860,616
NIKE, Inc., Class B	403,612	22,194,624
NVR, Inc. *	1,098	3,602,944
Polaris Industries, Inc.	19,200	2,273,856
PulteGroup, Inc.	98,799	2,986,694
PVH Corp.	25,514	3,235,430
Ralph Lauren Corp.	18,395	1,645,065
Skechers U.S.A., Inc., Class A *	23,100	737,352
Tapestry, Inc.	89,730	3,674,444
Tempur Sealy International, Inc. *	13,400	875,958
Toll Brothers, Inc.	50,000	2,302,000
Under Armour, Inc., Class A *(b)	56,200	703,624
Under Armour, Inc., Class C *(b)	56,598	652,575
VF Corp.	103,828	7,231,620
Whirlpool Corp.	22,415	3,674,491
		94,579,746

Consumer Services 2.1%
Aramark	65,800	2,874,802
Bright Horizons Family Solutions, Inc. *	12,900	1,113,270
Carnival Corp.	127,060	8,435,513
Chipotle Mexican Grill, Inc. *	8,050	2,188,795
Cracker Barrel Old Country Store, Inc. (b)	8,100	1,264,653
Darden Restaurants, Inc.	34,165	2,810,755
Domino's Pizza, Inc.	16,000	2,928,000
Dunkin' Brands Group, Inc.	28,000	1,653,960
Extended Stay America, Inc.	56,900	1,127,758
H&R Block, Inc.	75,198	1,860,399
Hilton Worldwide Holdings, Inc.	58,800	4,250,064
Jack in the Box, Inc.	12,400	1,283,524
Las Vegas Sands Corp.	117,163	7,425,791
Marriott International, Inc., Class A	100,008	11,948,956
McDonald's Corp.	249,636	41,666,745
MGM Resorts International	158,287	4,962,297
Norwegian Cruise Line Holdings Ltd. *	54,100	3,016,075
Royal Caribbean Cruises Ltd.	52,391	6,484,434
Service Corp. International	63,100	2,237,526
ServiceMaster Global Holdings, Inc. *	41,700	1,964,487
Six Flags Entertainment Corp.	24,400	1,532,076
Starbucks Corp.	448,654	24,604,185
Texas Roadhouse, Inc.	19,700	985,197
The Wendy's Co.	60,900	926,289
Vail Resorts, Inc.	11,800	2,702,436
Wyndham Worldwide Corp.	34,917	3,730,881
Wynn Resorts Ltd.	24,842	3,663,947
Yum! Brands, Inc.	108,276	8,061,148
		157,703,963

14
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Diversified Financials 5.4%
Affiliated Managers Group, Inc.	17,859	3,330,703
AGNC Investment Corp.	94,700	1,906,311
Ally Financial, Inc.	123,500	3,227,055
American Express Co.	234,877	22,435,451
Ameriprise Financial, Inc.	47,457	7,428,919
Annaly Capital Management, Inc.	332,700	3,812,742
Berkshire Hathaway, Inc., Class B *	592,512	110,764,193
BlackRock, Inc.	38,765	18,251,725
Capital One Financial Corp.	150,653	13,887,194
Cboe Global Markets, Inc.	28,900	3,267,434
Chimera Investment Corp.	47,000	860,100
CME Group, Inc.	101,480	13,920,012
Credit Acceptance Corp. *	3,200	917,536
Discover Financial Services	123,724	8,231,358
E*TRADE Financial Corp. *	86,290	3,761,381
Eaton Vance Corp.	39,084	1,972,569
FactSet Research Systems, Inc.	12,900	2,449,323
Franklin Resources, Inc.	114,858	4,838,968
Intercontinental Exchange, Inc.	183,550	12,132,655
Invesco Ltd.	110,190	3,943,700
Lazard Ltd., Class A	31,200	1,483,248
Legg Mason, Inc.	31,214	1,191,751
Leucadia National Corp.	101,178	2,559,803
LPL Financial Holdings, Inc.	26,000	1,289,860
MarketAxess Holdings, Inc.	11,500	2,001,000
Moody's Corp.	53,326	7,594,156
Morgan Stanley	449,448	22,472,400
Morningstar, Inc.	4,800	409,008
MSCI, Inc.	29,450	3,456,252
Nasdaq, Inc.	36,337	2,639,883
Navient Corp.	68,400	852,264
New Residential Investment Corp.	104,800	1,847,624
Northern Trust Corp.	65,976	6,170,075
Raymond James Financial, Inc.	39,649	3,361,442
S&P Global, Inc.	82,236	12,867,467
Santander Consumer USA Holdings, Inc. *	28,200	469,248
SEI Investments Co.	42,148	2,718,967
SLM Corp. *	125,400	1,327,986
Starwood Property Trust, Inc.	63,900	1,374,489
State Street Corp.	114,250	10,511,000
Stifel Financial Corp.	10,000	530,300
Synchrony Financial	240,800	7,854,896
T. Rowe Price Group, Inc.	76,550	7,111,495
TD Ameritrade Holding Corp.	87,231	4,360,678
The Bank of New York Mellon Corp.	325,996	16,772,494
The Charles Schwab Corp. (a)	375,265	16,826,883
The Goldman Sachs Group, Inc.	114,132	27,674,727
Voya Financial, Inc.	46,500	1,867,440
		410,936,165

Energy 5.7%
Anadarko Petroleum Corp.	174,148	8,597,687
Andeavor	47,587	5,055,643
Antero Resources Corp. *	66,200	1,284,280
Apache Corp.	118,700	4,910,619
Baker Hughes, a GE Co.	135,606	4,262,097
Cabot Oil & Gas Corp.	145,596	4,033,009
Cheniere Energy, Inc. *	66,400	3,103,536
Chesapeake Energy Corp. *(b)	245,959	959,240
Chevron Corp.	583,937	67,672,459
Cimarex Energy Co.	29,115	3,404,417
Concho Resources, Inc. *	45,200	6,066,292
ConocoPhillips	385,266	19,706,356
CONSOL Energy, Inc. *	50,000	806,500
Continental Resources, Inc. *	25,800	1,050,318
15
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Core Laboratories N.V. (b)	13,300	1,328,670
Devon Energy Corp.	162,382	5,991,896
Diamondback Energy, Inc. *	30,800	3,300,528
Energen Corp. *	28,000	1,447,600
Ensco plc, Class A	90,800	489,412
EOG Resources, Inc.	180,204	17,996,973
EQT Corp.	51,600	3,227,064
Exxon Mobil Corp.	1,307,363	108,968,706
Gulfport Energy Corp. *	54,400	745,280
Halliburton Co.	271,688	11,611,945
Helmerich & Payne, Inc.	31,392	1,704,900
Hess Corp.	84,123	3,714,872
HollyFrontier Corp.	59,400	2,194,830
Kinder Morgan, Inc.	579,917	10,502,297
Laredo Petroleum, Inc. *	35,000	417,200
Marathon Oil Corp.	267,696	3,806,637
Marathon Petroleum Corp.	157,800	9,426,972
Murphy Oil Corp.	49,944	1,336,002
National Oilwell Varco, Inc.	119,426	4,083,175
Newfield Exploration Co. *	63,666	1,960,276
Noble Energy, Inc.	147,622	4,114,225
Oasis Petroleum, Inc. *	74,500	704,025
Occidental Petroleum Corp.	238,816	15,420,349
ONEOK, Inc.	117,245	6,362,886
Parsley Energy, Inc., Class A *	73,000	1,941,800
Patterson-UTI Energy, Inc.	49,797	984,985
PDC Energy, Inc. *	20,659	1,052,163
Phillips 66	136,400	12,423,312
Pioneer Natural Resources Co.	52,911	7,919,189
QEP Resources, Inc. *	90,600	810,870
Range Resources Corp.	63,528	1,150,492
Rice Energy, Inc. *	58,700	1,664,145
RPC, Inc. (b)	17,600	427,856
RSP Permian, Inc. *	18,200	626,262
Schlumberger Ltd.	431,405	27,609,920
SM Energy Co.	25,000	533,250
Southwestern Energy Co. *	184,100	1,021,755
Targa Resources Corp.	66,100	2,743,150
TechnipFMC plc *	144,168	3,948,761
The Williams Cos., Inc.	256,621	7,313,698
Transocean Ltd. *	110,700	1,162,350
US Silica Holdings, Inc.	25,000	762,750
Valero Energy Corp.	138,120	10,896,287
Weatherford International plc *	305,300	1,059,391
Whiting Petroleum Corp. *	114,900	690,549
WPX Energy, Inc. *	141,400	1,594,992
		440,107,100

Food & Staples Retailing 1.6%
Casey's General Stores, Inc.	10,600	1,214,442
Costco Wholesale Corp.	133,759	21,545,900
CVS Health Corp.	318,411	21,820,706
Rite Aid Corp. *	330,300	544,995
Sysco Corp.	151,030	8,400,288
The Kroger Co.	277,826	5,750,998
U.S. Foods Holding Corp. *	37,400	1,020,272
Wal-Mart Stores, Inc.	458,627	40,042,723
Walgreens Boots Alliance, Inc.	280,269	18,573,427
		118,913,751

Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	596,705	38,320,395
Archer-Daniels-Midland Co.	180,405	7,373,152
Blue Buffalo Pet Products, Inc. *	29,200	844,756
Brown-Forman Corp., Class A	16,800	963,144
Brown-Forman Corp., Class B	59,560	3,396,111
16
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Bunge Ltd.	40,992	2,819,430
Campbell Soup Co.	53,858	2,551,253
ConAgra Brands, Inc.	136,097	4,649,074
Constellation Brands, Inc., Class A	54,132	11,859,780
Dr Pepper Snapple Group, Inc.	57,920	4,961,427
Flowers Foods, Inc.	56,925	1,083,283
General Mills, Inc.	183,700	9,537,704
Hormel Foods Corp.	81,188	2,529,818
Ingredion, Inc.	21,800	2,732,630
Kellogg Co.	79,931	4,998,085
Lamb Weston Holdings, Inc.	45,365	2,313,161
Lancaster Colony Corp.	6,000	751,320
McCormick & Co., Inc. - Non Voting Shares	35,254	3,508,831
Molson Coors Brewing Co., Class B	58,272	4,712,457
Mondelez International, Inc., Class A	470,564	19,495,466
Monster Beverage Corp. *	131,200	7,600,416
PepsiCo, Inc.	438,185	48,301,133
Philip Morris International, Inc.	476,865	49,899,154
Pilgrim's Pride Corp. *	15,000	476,700
Pinnacle Foods, Inc.	29,600	1,610,832
Post Holdings, Inc. *	17,800	1,476,154
Seaboard Corp.	105	462,013
Snyder's-Lance, Inc.	22,700	854,201
The Coca-Cola Co.	1,200,348	55,192,001
The Hain Celestial Group, Inc. *	30,700	1,105,814
The Hershey Co.	45,564	4,837,985
The JM Smucker Co.	36,901	3,913,351
The Kraft Heinz Co.	187,600	14,507,108
TreeHouse Foods, Inc. *	9,700	643,886
Tyson Foods, Inc., Class A	89,659	6,537,038
		326,819,063

Health Care Equipment & Services 5.4%
Abbott Laboratories	537,201	29,132,410
ABIOMED, Inc. *	12,100	2,334,332
Acadia Healthcare Co., Inc. *	21,000	658,560
Aetna, Inc.	106,734	18,147,982
Align Technology, Inc. *	23,400	5,592,132
AmerisourceBergen Corp.	49,820	3,833,649
Anthem, Inc.	81,423	17,034,506
athenahealth, Inc. *	12,000	1,534,560
Baxter International, Inc.	159,325	10,271,683
Becton, Dickinson & Co.	68,207	14,232,755
Boston Scientific Corp. *	429,507	12,086,327
C.R. Bard, Inc.	23,600	7,718,852
Cantel Medical Corp.	11,700	1,147,536
Cardinal Health, Inc.	99,410	6,153,479
Centene Corp. *	54,276	5,084,033
Cerner Corp. *	94,504	6,380,910
Cigna Corp.	78,854	15,551,586
Danaher Corp.	184,040	16,981,371
DaVita, Inc. *	53,450	3,246,553
DENTSPLY SIRONA, Inc.	76,190	4,652,923
DexCom, Inc. *	26,400	1,187,208
Edwards Lifesciences Corp. *	65,384	6,684,206
Envision Healthcare Corp. *	26,100	1,111,860
Express Scripts Holding Co. *	183,989	11,276,686
HCA Healthcare, Inc. *	95,600	7,232,140
HealthSouth Corp.	21,500	992,010
Henry Schein, Inc. *	51,838	4,074,467
Hill-Rom Holdings, Inc.	17,300	1,396,283
Hologic, Inc. *	76,970	2,913,315
Humana, Inc.	46,391	11,845,942
IDEXX Laboratories, Inc. *	29,996	4,984,435
Intuitive Surgical, Inc. *	35,523	13,333,913
Laboratory Corp. of America Holdings *	30,368	4,667,865
Masimo Corp. *	15,300	1,342,728
17
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
McKesson Corp.	65,847	9,078,984
MEDNAX, Inc. *	28,208	1,235,228
Medtronic plc	418,622	33,707,443
Molina Healthcare, Inc. *	12,300	834,309
NuVasive, Inc. *	13,500	765,855
Patterson Cos., Inc.	22,600	836,200
Quest Diagnostics, Inc.	42,747	4,008,814
ResMed, Inc.	43,716	3,680,013
STERIS plc	22,600	2,109,258
Stryker Corp.	98,654	15,278,545
Teleflex, Inc.	13,846	3,281,225
The Cooper Cos., Inc.	14,400	3,459,744
UnitedHealth Group, Inc.	295,892	62,202,416
Universal Health Services, Inc., Class B	27,874	2,862,660
Varian Medical Systems, Inc. *	31,371	3,268,545
Veeva Systems, Inc., Class A *	32,400	1,974,456
WellCare Health Plans, Inc. *	14,100	2,788,134
West Pharmaceutical Services, Inc.	22,500	2,281,500
Zimmer Biomet Holdings, Inc.	59,412	7,225,687
		415,698,213

Household & Personal Products 1.6%
Church & Dwight Co., Inc.	80,788	3,649,194
Colgate-Palmolive Co.	264,754	18,651,919
Coty, Inc., Class A	107,900	1,661,660
Edgewell Personal Care Co. *	19,900	1,292,107
Herbalife Ltd. *(b)	20,100	1,459,662
HRG Group, Inc. *	41,900	679,618
Kimberly-Clark Corp.	113,204	12,736,582
Spectrum Brands Holdings, Inc.	8,200	901,344
The Clorox Co.	40,425	5,114,975
The Estee Lauder Cos., Inc., Class A	71,268	7,968,475
The Procter & Gamble Co.	786,119	67,873,515
		121,989,051

Insurance 3.0%
Aflac, Inc.	123,213	10,336,339
Alleghany Corp. *	5,186	2,936,417
American Financial Group, Inc.	21,805	2,300,209
American International Group, Inc.	268,841	17,369,817
American National Insurance Co.	3,100	377,363
AmTrust Financial Services, Inc.	31,200	391,872
Aon plc	79,703	11,431,801
Arch Capital Group Ltd. *	37,000	3,686,680
Arthur J. Gallagher & Co.	61,120	3,870,730
Aspen Insurance Holdings Ltd.	18,600	797,940
Assurant, Inc.	19,192	1,931,675
Assured Guaranty Ltd.	41,600	1,543,360
Axis Capital Holdings Ltd.	27,862	1,515,414
Brighthouse Financial, Inc. *	30,876	1,919,870
Brown & Brown, Inc.	39,476	1,967,484
Chubb Ltd.	140,002	21,115,102
Cincinnati Financial Corp.	48,417	3,397,421
CNA Financial Corp.	9,150	495,289
CNO Financial Group, Inc.	43,000	1,030,710
Enstar Group Ltd. *	1,800	410,040
Erie Indemnity Co., Class A	8,285	1,000,828
Everest Re Group Ltd.	12,720	3,020,364
First American Financial Corp.	24,900	1,355,058
FNF Group	88,169	3,299,284
Lincoln National Corp.	70,959	5,377,273
Loews Corp.	82,358	4,077,545
Markel Corp. *	4,447	4,821,882
Marsh & McLennan Cos., Inc.	155,820	12,610,513
Mercury General Corp.	6,500	363,805
MetLife, Inc.	331,244	17,748,053
18
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Old Republic International Corp.	70,509	1,430,628
Primerica, Inc.	12,000	1,062,000
Principal Financial Group, Inc.	88,009	5,795,393
Prudential Financial, Inc.	133,597	14,757,125
Reinsurance Group of America, Inc.	19,510	2,914,404
RenaissanceRe Holdings Ltd.	13,907	1,924,172
The Allstate Corp.	107,098	10,052,218
The Hanover Insurance Group, Inc.	10,900	1,072,342
The Hartford Financial Services Group, Inc.	116,795	6,429,565
The Progressive Corp.	181,542	8,832,018
The Travelers Cos., Inc.	86,747	11,489,640
Torchmark Corp.	33,597	2,826,516
Unum Group	78,214	4,070,256
Validus Holdings Ltd.	25,509	1,328,509
W. R. Berkley Corp.	32,225	2,209,990
White Mountains Insurance Group Ltd.	1,313	1,167,454
Willis Towers Watson plc	38,766	6,244,427
XL Group Ltd.	83,567	3,381,956
		229,488,751

Materials 3.3%
Air Products & Chemicals, Inc.	64,278	10,247,842
Albemarle Corp.	39,539	5,570,650
Alcoa Corp. *	55,980	2,674,724
AptarGroup, Inc.	18,200	1,584,674
Ashland Global Holdings, Inc.	20,300	1,379,994
Avery Dennison Corp.	26,560	2,819,875
Axalta Coating Systems Ltd. *	57,600	1,915,200
Ball Corp.	97,752	4,196,493
Bemis Co., Inc.	28,149	1,267,268
Berry Global Group, Inc. *	36,100	2,146,145
Cabot Corp.	8,000	487,680
Celanese Corp., Series A	44,643	4,656,711
CF Industries Holdings, Inc.	70,560	2,679,869
Crown Holdings, Inc. *	47,376	2,850,614
DowDuPont, Inc.	726,220	52,512,968
Eagle Materials, Inc.	14,650	1,546,601
Eastman Chemical Co.	45,762	4,155,647
Ecolab, Inc.	83,128	10,861,505
FMC Corp.	43,504	4,039,781
Freeport-McMoRan, Inc. *	406,857	5,687,861
Graphic Packaging Holding Co.	104,500	1,618,705
Huntsman Corp.	55,500	1,777,110
International Flavors & Fragrances, Inc.	24,408	3,598,227
International Paper Co.	126,807	7,262,237
LyondellBasell Industries N.V., Class A	107,400	11,119,122
Martin Marietta Materials, Inc.	21,449	4,651,216
Monsanto Co.	136,534	16,534,267
NewMarket Corp.	2,800	1,121,092
Newmont Mining Corp.	162,928	5,891,477
Nucor Corp.	99,976	5,781,612
Olin Corp.	48,800	1,782,664
Packaging Corp. of America	29,030	3,375,318
Platform Specialty Products Corp. *	15,000	160,500
PPG Industries, Inc.	81,712	9,498,203
Praxair, Inc.	89,328	13,052,607
Reliance Steel & Aluminum Co.	19,922	1,530,807
Royal Gold, Inc.	20,400	1,715,844
RPM International, Inc.	44,600	2,378,518
Sealed Air Corp.	58,102	2,569,851
Sensient Technologies Corp.	13,500	1,026,675
Silgan Holdings, Inc.	20,000	585,000
Sonoco Products Co.	33,970	1,759,306
Steel Dynamics, Inc.	74,400	2,768,424
The Chemours Co.	55,300	3,130,533
The Mosaic Co.	77,795	1,737,940
The Scotts Miracle-Gro Co.	14,668	1,461,226
19
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Sherwin-Williams Co.	23,890	9,440,134
United States Steel Corp.	59,900	1,516,668
Valvoline, Inc.	55,730	1,338,635
Vulcan Materials Co.	40,825	4,970,444
W.R. Grace & Co.	21,500	1,644,535
Westlake Chemical Corp.	14,000	1,188,740
WestRock Co.	77,542	4,755,651
		256,025,390

Media 2.7%
AMC Networks, Inc., Class A *	13,200	671,616
Cable One, Inc.	900	638,829
CBS Corp., Class B - Non Voting Shares	117,005	6,566,321
Charter Communications, Inc., Class A *	62,820	20,992,559
Cinemark Holdings, Inc.	34,600	1,257,364
Comcast Corp., Class A	1,454,246	52,396,483
Discovery Communications, Inc., Class A *	46,200	872,256
Discovery Communications, Inc., Class C *	48,100	856,661
DISH Network Corp., Class A *	67,372	3,270,237
Liberty Broadband Corp., Class C *	45,400	3,962,966
Liberty Global plc, Class A *	79,241	2,444,585
Liberty Global plc, Series C *	179,872	5,376,374
Liberty Media Corp. - Liberty SiriusXM, Class A *	30,446	1,269,903
Liberty Media Corp. - Liberty SiriusXM, Class C *	52,300	2,178,295
Lions Gate Entertainment Corp., Class B *	32,300	893,418
Live Nation Entertainment, Inc. *	45,500	1,991,990
News Corp., Class A	118,782	1,622,562
Omnicom Group, Inc.	73,888	4,964,535
Scripps Networks Interactive, Inc., Class A	30,900	2,573,352
Sirius XM Holdings, Inc. (b)	508,000	2,763,520
TEGNA, Inc.	73,854	903,234
The Interpublic Group of Cos., Inc.	127,164	2,447,907
The Madison Square Garden Co., Class A *	6,933	1,543,910
The Walt Disney Co.	472,460	46,211,313
Time Warner, Inc.	237,680	23,361,567
Twenty-First Century Fox, Inc., Class A	341,328	8,925,727
Twenty-First Century Fox, Inc., Class B	121,400	3,089,630
Viacom, Inc., Class B	106,546	2,560,300
		206,607,414

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
AbbVie, Inc.	494,626	44,639,996
ACADIA Pharmaceuticals, Inc. *	28,800	1,003,104
Agilent Technologies, Inc.	99,131	6,743,882
Alexion Pharmaceuticals, Inc. *	70,304	8,412,577
Alkermes plc *	44,700	2,179,572
Allergan plc	103,377	18,321,506
Alnylam Pharmaceuticals, Inc. *	24,800	3,021,632
Amgen, Inc.	228,102	39,968,032
Bio-Rad Laboratories, Inc., Class A *	6,900	1,516,551
Bio-Techne Corp.	12,563	1,646,004
Biogen, Inc. *	67,455	21,023,025
BioMarin Pharmaceutical, Inc. *	53,900	4,424,651
Bristol-Myers Squibb Co.	506,839	31,251,693
Bruker Corp.	33,900	1,064,460
Catalent, Inc. *	39,000	1,661,010
Celgene Corp. *	242,540	24,489,264
Charles River Laboratories International, Inc. *	14,400	1,674,576
Eli Lilly & Co.	300,371	24,612,400
Exelixis, Inc. *	86,500	2,144,335
Gilead Sciences, Inc.	410,344	30,759,386
Illumina, Inc. *	45,900	9,418,221
Incyte Corp. *	51,800	5,866,350
Ionis Pharmaceuticals, Inc. *	37,900	2,164,469
Jazz Pharmaceuticals plc *	19,200	2,717,376
Johnson & Johnson	832,187	116,015,190
20
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Mallinckrodt plc *	20,120	637,200
Merck & Co., Inc.	844,018	46,496,952
Mettler-Toledo International, Inc. *	8,800	6,007,144
Mylan N.V. *	164,800	5,885,008
Neurocrine Biosciences, Inc. *	24,300	1,509,273
OPKO Health, Inc. *(b)	110,000	740,300
PerkinElmer, Inc.	32,300	2,335,936
Perrigo Co., plc	41,900	3,393,481
Pfizer, Inc.	1,842,351	64,592,826
PRA Health Sciences, Inc. *	14,500	1,180,735
Quintiles IMS Holdings, Inc. *	45,446	4,912,713
Regeneron Pharmaceuticals, Inc. *	22,900	9,219,998
Seattle Genetics, Inc. *	33,600	2,060,016
TESARO, Inc. *	6,500	752,505
Thermo Fisher Scientific, Inc.	123,798	23,995,766
United Therapeutics Corp. *	14,100	1,672,119
Vertex Pharmaceuticals, Inc. *	77,612	11,349,203
VWR Corp. *	25,700	850,670
Waters Corp. *	25,000	4,901,250
Zoetis, Inc.	154,700	9,872,954
		609,105,311

Real Estate 3.7%
Alexandria Real Estate Equities, Inc.	29,200	3,619,632
American Campus Communities, Inc.	44,400	1,846,152
American Homes 4 Rent, Class A	67,200	1,430,016
American Tower Corp.	133,189	19,135,264
Apartment Investment & Management Co., Class A	49,418	2,173,404
Apple Hospitality REIT, Inc.	73,000	1,382,620
AvalonBay Communities, Inc.	41,849	7,588,479
Boston Properties, Inc.	47,905	5,805,128
Brixmor Property Group, Inc.	101,300	1,769,711
Camden Property Trust	26,864	2,451,071
CBRE Group, Inc., Class A *	104,537	4,110,395
Colony NorthStar, Inc., Class A	170,200	2,090,056
CoreCivic, Inc.	41,400	1,020,924
Cousins Properties, Inc.	101,600	916,432
Crown Castle International Corp.	124,327	13,312,935
CubeSmart	50,100	1,363,722
CyrusOne, Inc.	29,700	1,823,283
DCT Industrial Trust, Inc.	27,600	1,601,352
DDR Corp.	91,800	704,106
Digital Realty Trust, Inc.	63,907	7,569,145
Douglas Emmett, Inc.	47,600	1,894,004
Duke Realty Corp.	104,537	2,977,214
EPR Properties	17,000	1,176,060
Equinix, Inc.	24,162	11,199,087
Equity Commonwealth *	40,300	1,211,015
Equity LifeStyle Properties, Inc.	23,400	2,070,432
Equity Residential	111,372	7,490,881
Essex Property Trust, Inc.	20,929	5,492,397
Extra Space Storage, Inc.	40,600	3,312,554
Federal Realty Investment Trust	21,596	2,602,750
First Industrial Realty Trust, Inc.	37,400	1,154,912
Forest City Realty Trust, Inc., Class A	85,300	2,100,939
Gaming & Leisure Properties, Inc.	59,100	2,159,514
GGP, Inc.	187,700	3,652,642
Gramercy Property Trust	41,433	1,230,560
HCP, Inc.	144,480	3,733,363
Healthcare Realty Trust, Inc.	43,600	1,405,664
Healthcare Trust of America, Inc., Class A	55,800	1,676,790
Highwoods Properties, Inc.	31,600	1,613,180
Hospitality Properties Trust	52,081	1,488,475
Host Hotels & Resorts, Inc.	240,139	4,697,119
Hudson Pacific Properties, Inc.	44,412	1,502,014
Iron Mountain, Inc.	77,466	3,098,640
JBG SMITH Properties *	27,167	847,882
21
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Jones Lang LaSalle, Inc.	15,400	1,994,146
Kilroy Realty Corp.	27,700	1,973,071
Kimco Realty Corp.	126,531	2,297,803
Lamar Advertising Co., Class A	26,170	1,843,415
LaSalle Hotel Properties	39,000	1,100,190
Liberty Property Trust	46,304	1,985,516
Life Storage, Inc.	14,900	1,204,218
Medical Properties Trust, Inc.	104,300	1,379,889
Mid-America Apartment Communities, Inc.	35,970	3,681,529
National Retail Properties, Inc.	43,000	1,727,740
Omega Healthcare Investors, Inc. (b)	71,900	2,075,034
Outfront Media, Inc.	50,000	1,172,500
Paramount Group, Inc.	48,500	772,120
Park Hotels & Resorts, Inc.	45,447	1,308,419
Prologis, Inc.	162,080	10,467,126
PS Business Parks, Inc.	5,000	661,650
Public Storage	46,709	9,680,440
Rayonier, Inc.	30,500	914,390
Realogy Holdings Corp.	47,700	1,542,141
Realty Income Corp.	86,400	4,637,088
Regency Centers Corp.	44,442	2,735,405
Retail Properties of America, Inc., Class A	70,400	860,288
Ryman Hospitality Properties, Inc.	15,500	1,025,015
SBA Communications Corp. *	38,300	6,019,994
Senior Housing Properties Trust	72,168	1,327,891
Simon Property Group, Inc.	97,150	15,090,309
SL Green Realty Corp.	31,851	3,047,504
Spirit Realty Capital, Inc.	157,000	1,304,670
STORE Capital Corp.	57,000	1,407,330
Sun Communities, Inc.	23,200	2,094,032
Sunstone Hotel Investors, Inc.	64,700	1,055,904
Tanger Factory Outlet Centers, Inc. (b)	30,900	702,975
Taubman Centers, Inc.	19,800	934,956
The Howard Hughes Corp. *	11,500	1,467,745
The Macerich Co.	40,745	2,224,677
UDR, Inc.	85,262	3,307,313
Uniti Group, Inc. *	56,900	995,750
Ventas, Inc.	107,029	6,716,070
VEREIT, Inc.	298,200	2,352,798
Vornado Realty Trust	54,334	4,067,443
Weingarten Realty Investors	43,602	1,327,681
Welltower, Inc.	111,421	7,460,750
Weyerhaeuser Co.	243,126	8,730,655
WP Carey, Inc.	36,300	2,473,845
		282,651,340

Retailing 5.1%
Advance Auto Parts, Inc.	22,622	1,849,122
Amazon.com, Inc. *	122,991	135,939,493
AutoNation, Inc. *(b)	10,166	481,868
AutoZone, Inc. *	9,033	5,324,954
Bed Bath & Beyond, Inc.	51,220	1,019,278
Best Buy Co., Inc.	85,826	4,804,539
Burlington Stores, Inc. *	14,500	1,361,405
CarMax, Inc. *	61,400	4,611,140
Dick's Sporting Goods, Inc.	8,700	212,889
Dollar General Corp.	83,200	6,725,888
Dollar Tree, Inc. *	71,418	6,516,893
Expedia, Inc.	36,404	4,538,123
Foot Locker, Inc.	40,809	1,227,535
Genuine Parts Co.	45,830	4,043,581
Kohl's Corp.	56,465	2,357,978
L Brands, Inc.	78,823	3,392,542
Liberty Interactive Corp., QVC Group, Class A *	105,208	2,390,326
Liberty Ventures, Series A *	26,808	1,526,984
LKQ Corp. *	99,600	3,753,924
Lowe's Cos., Inc.	268,436	21,461,458
22
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Macy's, Inc.	93,676	1,757,362
Netflix, Inc. *	134,800	26,478,764
Nordstrom, Inc.	41,600	1,649,440
O'Reilly Automotive, Inc. *	27,466	5,793,953
Penske Automotive Group, Inc.	15,300	713,286
Pool Corp.	8,900	1,074,942
Ross Stores, Inc.	122,524	7,779,049
Sally Beauty Holdings, Inc. *	7,900	136,749
Signet Jewelers Ltd.	24,300	1,593,351
Target Corp.	180,562	10,660,380
The Gap, Inc.	72,255	1,877,907
The Home Depot, Inc.	369,035	61,178,622
The Michaels Cos., Inc. *	16,400	318,488
The Priceline Group, Inc. *	15,246	29,149,742
The TJX Cos., Inc.	202,290	14,119,842
Tiffany & Co.	33,573	3,143,104
Tractor Supply Co.	41,400	2,494,764
TripAdvisor, Inc. *	22,700	851,250
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,900	4,015,621
Williams-Sonoma, Inc.	25,300	1,305,480
		389,632,016

Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc. *	236,200	2,594,657
Analog Devices, Inc.	113,653	10,376,519
Applied Materials, Inc.	338,489	19,100,934
Broadcom Ltd.	125,470	33,112,788
Cavium, Inc. *	21,700	1,497,083
Cirrus Logic, Inc. *	16,700	935,200
Cypress Semiconductor Corp.	105,500	1,673,230
First Solar, Inc. *	22,300	1,222,486
Integrated Device Technology, Inc. *	47,100	1,463,397
Intel Corp.	1,463,480	66,573,705
KLA-Tencor Corp.	47,638	5,187,302
Lam Research Corp.	48,319	10,077,894
Marvell Technology Group Ltd.	114,162	2,108,572
Maxim Integrated Products, Inc.	93,500	4,912,490
Microchip Technology, Inc.	68,648	6,507,830
Micron Technology, Inc. *	344,700	15,273,657
Microsemi Corp. *	35,700	1,905,309
MKS Instruments, Inc.	16,800	1,825,320
Monolithic Power Systems, Inc.	7,600	924,692
NVIDIA Corp.	185,599	38,383,729
ON Semiconductor Corp. *	126,800	2,703,376
Qorvo, Inc. *	36,300	2,751,903
QUALCOMM, Inc.	460,578	23,494,084
Skyworks Solutions, Inc.	59,900	6,820,214
Teradyne, Inc.	62,600	2,684,914
Texas Instruments, Inc.	314,775	30,435,595
Xilinx, Inc.	78,605	5,792,403
		300,339,283

Software & Services 14.1%
Accenture plc, Class A	192,700	27,432,772
Activision Blizzard, Inc.	232,238	15,209,267
Adobe Systems, Inc. *	155,313	27,204,625
Akamai Technologies, Inc. *	55,509	2,900,345
Alliance Data Systems Corp.	15,671	3,506,073
Alphabet, Inc., Class A *	92,588	95,647,108
Alphabet, Inc., Class C *	93,332	94,885,044
Amdocs Ltd.	46,200	3,007,620
ANSYS, Inc. *	27,400	3,745,854
Aspen Technology, Inc. *	24,400	1,574,288
Autodesk, Inc. *	66,472	8,306,341
Automatic Data Processing, Inc.	139,051	16,166,069
Booz Allen Hamilton Holding Corp.	38,600	1,458,694
23
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Broadridge Financial Solutions, Inc.	36,400	3,127,488
CA, Inc.	88,681	2,871,491
Cadence Design Systems, Inc. *	92,587	3,996,055
Cars.com, Inc. *	24,618	586,401
CDK Global, Inc.	45,500	2,891,980
Citrix Systems, Inc. *	48,200	3,981,802
Cognizant Technology Solutions Corp., Class A	185,032	14,001,371
CoStar Group, Inc. *	10,600	3,134,950
CSRA, Inc.	42,331	1,354,169
DST Systems, Inc.	21,960	1,287,295
DXC Technology Co.	88,604	8,109,038
eBay, Inc. *	312,970	11,780,191
Electronic Arts, Inc. *	98,381	11,766,368
EPAM Systems, Inc. *	14,200	1,294,330
Euronet Worldwide, Inc. *	11,600	1,121,024
Facebook, Inc., Class A *	731,600	131,731,896
Fair Isaac Corp.	9,300	1,349,988
Fidelity National Information Services, Inc.	98,108	9,100,498
First Data Corp., Class A *	101,000	1,798,810
Fiserv, Inc. *	70,978	9,186,683
FleetCor Technologies, Inc. *	29,500	4,875,465
Fortinet, Inc. *	44,600	1,757,686
Gartner, Inc. *	26,400	3,308,184
Genpact Ltd.	44,550	1,356,547
Global Payments, Inc.	47,099	4,895,941
GrubHub, Inc. *	26,800	1,635,336
Guidewire Software, Inc. *	19,000	1,519,620
IAC/InterActiveCorp *	25,730	3,320,456
International Business Machines Corp.	265,740	40,939,904
Intuit, Inc.	77,544	11,710,695
j2 Global, Inc.	13,900	1,030,546
Jack Henry & Associates, Inc.	24,200	2,665,146
Leidos Holdings, Inc.	36,700	2,294,484
Manhattan Associates, Inc. *	15,200	636,272
MasterCard, Inc., Class A	291,210	43,323,312
MAXIMUS, Inc.	16,000	1,062,880
Microsoft Corp.	2,384,438	198,337,553
Nuance Communications, Inc. *	69,700	1,027,378
Oracle Corp.	926,410	47,154,269
Paychex, Inc.	102,528	6,540,261
PayPal Holdings, Inc. *	348,370	25,277,727
Proofpoint, Inc. *	13,000	1,201,330
PTC, Inc. *	39,700	2,638,065
Red Hat, Inc. *	57,283	6,921,505
Sabre Corp.	62,900	1,230,324
salesforce.com, Inc. *	209,440	21,434,090
Science Applications International Corp.	10,900	799,406
ServiceNow, Inc. *	50,800	6,419,596
Splunk, Inc. *	40,400	2,718,920
SS&C Technologies Holdings, Inc.	49,000	1,969,800
Symantec Corp.	196,689	6,392,392
Synopsys, Inc. *	48,700	4,213,524
Take-Two Interactive Software, Inc. *	33,800	3,739,970
Teradata Corp. *	35,844	1,198,982
The Ultimate Software Group, Inc. *	8,900	1,803,051
The Western Union Co.	163,440	3,245,918
Total System Services, Inc.	55,100	3,969,955
Twitter, Inc. *	198,700	4,097,194
Tyler Technologies, Inc. *	9,300	1,648,797
Vantiv, Inc., Class A *	51,300	3,591,000
VeriSign, Inc. *	29,605	3,183,130
Visa, Inc., Class A	569,700	62,655,606
VMware, Inc., Class A *	24,100	2,884,529
WEX, Inc. *	13,100	1,619,029
Workday, Inc., Class A *	38,800	4,306,412
24
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Yelp, Inc. *	23,500	1,097,920
Zillow Group, Inc., Class C *	34,700	1,432,416
		1,086,598,451

Technology Hardware & Equipment 5.8%
Amphenol Corp., Class A	92,240	8,024,880
Apple, Inc.	1,599,774	270,425,797
Arista Networks, Inc. *	13,800	2,758,482
ARRIS International plc *	55,100	1,570,350
Arrow Electronics, Inc. *	28,800	2,407,392
Avnet, Inc.	42,546	1,693,331
Belden, Inc.	10,000	799,100
Brocade Communications Systems, Inc.	127,300	1,483,045
CDW Corp.	42,900	3,003,000
Ciena Corp. *	46,900	997,563
Cisco Systems, Inc.	1,554,615	53,090,102
Cognex Corp.	26,700	3,288,105
Coherent, Inc. *	7,300	1,917,783
CommScope Holding Co., Inc. *	59,700	1,918,758
Corning, Inc.	289,363	9,059,956
F5 Networks, Inc. *	23,200	2,813,464
Finisar Corp. *	35,600	838,024
FLIR Systems, Inc.	38,200	1,788,524
Harris Corp.	38,807	5,406,591
Hewlett Packard Enterprise Co.	510,768	7,109,891
HP, Inc.	522,068	11,250,565
IPG Photonics Corp. *	12,900	2,746,539
Jabil, Inc.	62,300	1,761,844
Juniper Networks, Inc.	110,994	2,755,981
Keysight Technologies, Inc. *	49,100	2,193,297
Littelfuse, Inc.	6,000	1,254,000
Motorola Solutions, Inc.	49,912	4,519,032
National Instruments Corp.	31,200	1,404,000
NCR Corp. *	38,744	1,243,295
NetApp, Inc.	88,200	3,917,844
Palo Alto Networks, Inc. *	27,300	4,018,560
Seagate Technology plc	92,137	3,406,305
SYNNEX Corp.	9,300	1,254,384
TE Connectivity Ltd.	108,600	9,879,342
Trimble, Inc. *	74,000	3,025,120
Ubiquiti Networks, Inc. *(b)	7,600	472,568
ViaSat, Inc. *	13,600	885,360
Western Digital Corp.	91,093	8,131,872
Xerox Corp.	73,261	2,220,541
Zebra Technologies Corp., Class A *	16,500	1,913,835
		448,648,422

Telecommunication Services 1.8%
AT&T, Inc.	1,907,041	64,171,930
CenturyLink, Inc. (b)	285,511	5,421,854
Frontier Communications Corp. (b)	15,446	187,051
Sprint Corp. *	200,000	1,308,000
T-Mobile US, Inc. *	90,900	5,433,093
Verizon Communications, Inc.	1,261,257	60,376,372
Zayo Group Holdings, Inc. *	58,700	2,116,722
		139,015,022

Transportation 2.1%
Alaska Air Group, Inc.	38,800	2,561,964
AMERCO	2,000	785,280
American Airlines Group, Inc.	136,500	6,390,930
Avis Budget Group, Inc. *	23,800	981,750
C.H. Robinson Worldwide, Inc.	43,348	3,404,118
CSX Corp.	285,526	14,399,076
Delta Air Lines, Inc.	206,351	10,323,741
25
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Expeditors International of Washington, Inc.	59,698	3,485,169
FedEx Corp.	77,828	17,574,341
Genesee & Wyoming, Inc., Class A *	16,600	1,191,548
JB Hunt Transport Services, Inc.	26,491	2,818,377
JetBlue Airways Corp. *	95,500	1,828,825
Kansas City Southern	33,100	3,449,682
Kirby Corp. *	14,100	998,985
Landstar System, Inc.	8,500	839,375
Macquarie Infrastructure Corp.	23,100	1,606,605
Norfolk Southern Corp.	90,086	11,839,102
Old Dominion Freight Line, Inc.	19,400	2,349,922
Ryder System, Inc.	16,964	1,375,441
Southwest Airlines Co.	180,288	9,710,312
Spirit Airlines, Inc. *	20,100	745,509
Union Pacific Corp.	250,724	29,031,332
United Continental Holdings, Inc. *	81,482	4,765,067
United Parcel Service, Inc., Class B	208,635	24,520,872
XPO Logistics, Inc. *	29,750	2,063,163
		159,040,486

Utilities 3.2%
AES Corp.	196,502	2,088,816
Alliant Energy Corp.	74,800	3,235,848
Ameren Corp.	78,585	4,871,484
American Electric Power Co., Inc.	153,071	11,390,013
American Water Works Co., Inc.	54,500	4,782,920
Aqua America, Inc.	58,917	2,090,375
Atmos Energy Corp.	30,718	2,679,838
Avangrid, Inc.	13,000	672,490
Black Hills Corp.	15,500	1,011,530
Calpine Corp. *	105,900	1,582,146
CenterPoint Energy, Inc.	133,911	3,961,087
CMS Energy Corp.	85,733	4,146,905
Consolidated Edison, Inc.	89,906	7,736,411
Dominion Energy, Inc.	200,608	16,277,333
DTE Energy Co.	55,897	6,174,383
Duke Energy Corp.	213,295	18,836,082
Edison International	99,454	7,951,347
Entergy Corp.	57,362	4,948,046
Eversource Energy	101,312	6,346,184
Exelon Corp.	294,119	11,826,525
FirstEnergy Corp.	138,791	4,573,164
Great Plains Energy, Inc.	64,500	2,117,535
Hawaiian Electric Industries, Inc.	31,000	1,130,260
IDACORP, Inc.	19,800	1,822,194
MDU Resources Group, Inc.	64,217	1,756,335
National Fuel Gas Co.	28,047	1,628,128
NextEra Energy, Inc.	145,308	22,532,912
NiSource, Inc.	95,880	2,528,356
NRG Energy, Inc.	98,800	2,470,000
OGE Energy Corp.	66,760	2,459,438
ONE Gas, Inc.	16,000	1,231,680
PG&E Corp.	158,237	9,141,352
Pinnacle West Capital Corp.	32,687	2,866,977
Portland General Electric Co.	27,200	1,298,528
PPL Corp.	211,761	7,953,743
Public Service Enterprise Group, Inc.	156,372	7,693,502
SCANA Corp.	44,531	1,921,067
Sempra Energy	82,678	9,714,665
Southwest Gas Holdings, Inc.	14,200	1,169,938
The Southern Co.	306,618	16,005,460
UGI Corp.	50,172	2,401,232
Vectren Corp.	22,800	1,553,592
WEC Energy Group, Inc.	96,477	6,501,585
Westar Energy, Inc.	42,300	2,262,204
26
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
WGL Holdings, Inc.	13,000	1,114,100
Xcel Energy, Inc.	160,409	7,943,454
		246,401,164
Total Common Stock
(Cost $2,019,916,823)		7,654,338,640

Other Investment Companies 0.5% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (c)	19,076,675	19,076,675

Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.96% (c)	21,380,850	21,380,850
Total Other Investment Companies
(Cost $40,457,525)		40,457,525

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	210	27,013,350	624,917
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $20,177,397.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
27
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 1.3%
American Axle & Manufacturing Holdings, Inc. *	147,050	2,616,020
Cooper Tire & Rubber Co.	89,799	2,945,407
Cooper-Standard Holding, Inc. *	29,200	3,255,216
Dana, Inc.	248,329	7,571,551
Dorman Products, Inc. *	47,400	3,275,814
Fox Factory Holding Corp. *	58,400	2,484,920
Gentherm, Inc. *	63,900	2,140,650
Horizon Global Corp. *	44,200	717,366
LCI Industries	41,800	5,174,840
Modine Manufacturing Co. *	89,500	1,883,975
Motorcar Parts of America, Inc. *	31,200	901,992
Shiloh Industries, Inc. *	32,500	301,600
Standard Motor Products, Inc.	35,200	1,537,184
Stoneridge, Inc. *	42,600	968,724
Superior Industries International, Inc.	37,500	583,125
Tenneco, Inc.	91,928	5,341,936
Tower International, Inc.	32,900	1,000,160
VOXX International Corp. *	34,500	231,150
Winnebago Industries, Inc.	53,000	2,604,950
		45,536,580

Banks 12.7%
1st Source Corp.	26,203	1,344,476
Access National Corp.	31,624	920,258
ACNB Corp.	8,600	239,940
Allegiance Bancshares, Inc. *	22,100	866,320
American National Bankshares, Inc.	15,700	614,655
Ameris Bancorp	61,200	2,931,480
Ames National Corp.	15,500	461,900
Arrow Financial Corp.	20,387	719,661
Atlantic Capital Bancshares, Inc. *	36,400	598,780
Banc of California, Inc.	72,800	1,532,440
BancFirst Corp.	28,432	1,553,809
Banco Latinoamericano de Comercio Exterior, S.A., Class E	50,257	1,408,704
BancorpSouth, Inc.	143,600	4,537,760
Bank Mutual Corp.	71,800	759,285
Bank of Commerce Holdings	27,300	327,600
Bank of Marin Bancorp	9,600	650,400
BankFinancial Corp.	28,200	446,688
Bankwell Financial Group, Inc.	7,700	281,820
Banner Corp.	56,857	3,259,043
Bar Harbor Bankshares	24,957	754,450
BCB Bancorp, Inc.	16,300	229,015
Bear State Financial, Inc.	48,900	501,714
Beneficial Bancorp, Inc.	113,011	1,864,682
Berkshire Hills Bancorp, Inc.	68,300	2,615,890
Blue Hills Bancorp, Inc.	43,900	952,630
BofI Holding, Inc. *(a)	103,080	2,772,852
Boston Private Financial Holdings, Inc.	141,600	2,251,440
Bridge Bancorp, Inc.	31,400	1,114,700
Brookline Bancorp, Inc.	136,022	2,094,739
Bryn Mawr Bank Corp.	27,200	1,192,720
BSB Bancorp, Inc. *	15,267	456,483
Byline Bancorp, Inc. *	11,100	222,555
28
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
C&F Financial Corp.	4,700	272,600
Cadence BanCorp *	16,800	409,248
Camden National Corp.	25,550	1,102,994
Capital Bank Financial Corp., Class A	50,419	2,047,011
Capital City Bank Group, Inc.	15,300	377,298
Capitol Federal Financial, Inc.	218,857	3,018,038
Capstar Financial Holdings, Inc. *	15,100	304,869
Carolina Financial Corp.	21,200	781,220
Cathay General Bancorp	134,426	5,619,007
CenterState Bank Corp.	88,400	2,354,976
Central Pacific Financial Corp.	49,100	1,527,992
Central Valley Community Bancorp	13,500	272,700
Century Bancorp, Inc., Class A	4,700	399,265
Charter Financial Corp.	24,859	476,547
Chemical Financial Corp.	122,363	6,447,306
Chemung Financial Corp.	8,800	415,712
Citizens & Northern Corp.	20,300	495,929
City Holding Co.	27,800	1,959,622
Civista Bancshares, Inc.	17,000	383,690
Clifton Bancorp, Inc.	38,861	661,803
CNB Financial Corp.	20,700	595,125
CoBiz Financial, Inc.	60,600	1,238,664
Codorus Valley Bancorp, Inc.	11,466	362,784
Columbia Banking System, Inc.	97,400	4,237,874
Commerce Union Bancshares, Inc.	11,700	282,672
Community Bank System, Inc.	87,396	4,832,125
Community Bankers Trust Corp. *	37,200	321,780
Community Trust Bancorp, Inc.	25,180	1,216,194
ConnectOne Bancorp, Inc.	54,740	1,469,769
County Bancorp, Inc.	7,500	244,950
Customers Bancorp, Inc. *	54,050	1,477,727
CVB Financial Corp.	174,119	4,154,479
Dime Community Bancshares, Inc.	50,600	1,115,730
DNB Financial Corp.	5,800	195,460
Eagle Bancorp, Inc. *	52,980	3,531,117
Entegra Financial Corp. *	10,100	275,225
Enterprise Bancorp, Inc.	14,531	524,569
Enterprise Financial Services Corp.	39,000	1,700,400
Equity Bancshares, Inc., Class A *	18,500	630,665
ESSA Bancorp, Inc.	12,500	202,125
Essent Group Ltd. *	136,600	5,821,892
Evans Bancorp, Inc.	7,900	344,045
Farmers & Merchants Bancorp, Inc.	15,200	562,704
Farmers Capital Bank Corp.	13,815	574,704
Farmers National Banc Corp.	50,500	732,250
FB Financial Corp. *	22,400	915,488
FCB Financial Holdings, Inc., Class A *	58,469	2,730,502
Federal Agricultural Mortgage Corp., Class C	14,300	1,061,632
Fidelity Southern Corp.	34,748	762,024
Financial Institutions, Inc.	22,900	751,120
First BanCorp *	342,600	1,764,390
First Bancorp (North Carolina)	49,088	1,801,530
First Bancorp, Inc.	18,296	571,018
First Busey Corp.	66,776	2,078,069
First Business Financial Services, Inc.	11,600	257,868
First Citizens BancShares, Inc., Class A	12,941	5,241,105
First Commonwealth Financial Corp.	163,829	2,385,350
First Community Bancshares, Inc.	34,300	1,024,541
First Connecticut Bancorp, Inc.	23,900	630,960
First Defiance Financial Corp.	16,300	883,460
First Financial Bancorp	105,289	2,874,390
First Financial Bankshares, Inc.	109,662	5,006,070
First Financial Corp.	17,700	840,750
First Financial Northwest, Inc.	10,300	171,289
First Foundation, Inc. *	51,200	947,712
First Guaranty Bancshares, Inc. (a)	7,200	192,096
First Internet Bancorp	7,900	297,830
First Interstate BancSystem, Inc., Class A	46,008	1,808,114
29
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
First Merchants Corp.	71,800	3,087,400
First Mid-Illinois Bancshares, Inc.	18,900	729,540
First Midwest Bancorp, Inc.	169,363	3,910,592
First Northwest Bancorp *	15,400	260,568
Flagstar Bancorp, Inc. *	39,100	1,461,167
Flushing Financial Corp.	47,500	1,424,050
FNB Bancorp	8,700	300,585
Franklin Financial Network, Inc. *	23,164	794,525
Fulton Financial Corp.	293,549	5,342,592
German American Bancorp, Inc.	35,700	1,284,486
Glacier Bancorp, Inc.	134,611	5,109,834
Great Southern Bancorp, Inc.	16,300	876,125
Great Western Bancorp, Inc.	101,817	4,132,752
Green Bancorp, Inc. *	39,100	866,065
Greene County Bancorp, Inc. (a)	7,200	215,280
Guaranty Bancorp	38,920	1,107,274
Guaranty Bancshares, Inc.	6,100	174,948
Hancock Holding Co.	144,326	7,035,892
Hanmi Financial Corp.	51,600	1,586,700
HarborOne Bancorp, Inc. *	25,100	489,701
Heartland Financial USA, Inc.	41,300	2,034,025
Heritage Commerce Corp.	67,500	1,038,150
Heritage Financial Corp.	51,945	1,584,323
Hilltop Holdings, Inc.	124,513	2,933,526
Hingham Institution for Savings	2,496	485,971
Home Bancorp, Inc.	11,800	505,512
Home BancShares, Inc.	269,697	6,062,789
HomeStreet, Inc. *	42,222	1,226,549
HomeTrust Bancshares, Inc. *	29,400	771,750
Hope Bancorp, Inc.	226,679	4,182,228
Horizon Bancorp	37,250	1,025,120
Howard Bancorp, Inc. *(a)	15,200	317,680
IBERIABANK Corp.	86,175	6,355,406
Impac Mortgage Holdings, Inc. *	12,642	165,610
Independent Bank Corp., Massachusetts	43,800	3,157,980
Independent Bank Corp., Michigan	33,600	756,000
Independent Bank Group, Inc.	30,000	1,887,000
International Bancshares Corp.	90,360	3,668,616
Investar Holding Corp.	13,900	322,480
Investors Bancorp, Inc.	442,714	6,087,318
Kearny Financial Corp.	144,832	2,179,722
Lakeland Bancorp, Inc.	75,197	1,545,298
Lakeland Financial Corp.	39,000	1,882,920
LCNB Corp.	12,200	248,880
LegacyTexas Financial Group, Inc.	79,500	3,171,255
LendingTree, Inc. *	10,600	2,841,330
Live Oak Bancshares, Inc.	40,000	948,000
Macatawa Bank Corp.	39,500	396,580
MainSource Financial Group, Inc.	42,944	1,618,559
Malvern Bancorp, Inc. *	10,500	283,500
MB Financial, Inc.	140,787	6,467,755
MBT Financial Corp.	27,100	285,905
Mercantile Bank Corp.	25,300	913,330
Meridian Bancorp, Inc.	85,044	1,675,367
Meta Financial Group, Inc.	15,600	1,361,100
MGIC Investment Corp. *	629,945	9,008,213
Middlefield Banc Corp.	4,700	214,085
Midland States Bancorp, Inc.	25,700	833,965
MidSouth Bancorp, Inc.	29,900	391,690
MidWestOne Financial Group, Inc.	18,800	661,948
MutualFirst Financial, Inc.	8,100	313,470
National Bank Holdings Corp., Class A	41,100	1,348,902
National Bankshares, Inc.	9,300	411,990
National Commerce Corp. *	19,632	800,004
Nationstar Mortgage Holdings, Inc. *	55,597	1,082,474
NBT Bancorp, Inc.	76,523	2,918,587
Nicolet Bankshares, Inc. *	14,900	848,406
NMI Holdings, Inc., Class A *	90,100	1,310,955
30
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Northeast Bancorp	12,600	324,450
Northfield Bancorp, Inc.	76,986	1,313,381
Northrim BanCorp, Inc.	10,000	325,000
Northwest Bancshares, Inc.	159,109	2,684,169
Norwood Financial Corp.	10,200	304,674
OceanFirst Financial Corp.	51,500	1,429,125
Ocwen Financial Corp. *	157,909	551,102
OFG Bancorp	80,900	720,010
Ohio Valley Banc Corp. (a)	7,400	263,440
Old Line Bancshares, Inc.	12,300	370,845
Old National Bancorp	222,609	4,051,484
Old Point Financial Corp.	6,400	207,232
Old Second Bancorp, Inc.	57,224	783,969
Opus Bank *	34,942	904,998
Oritani Financial Corp.	73,550	1,246,673
Orrstown Financial Services, Inc.	18,300	466,650
Pacific Continental Corp.	32,400	907,200
Pacific Mercantile Bancorp *	21,300	199,155
Pacific Premier Bancorp, Inc. *	65,753	2,656,421
Paragon Commercial Corp. *	7,100	408,747
Park National Corp.	22,753	2,498,052
Park Sterling Corp.	85,000	1,068,450
Parke Bancorp, Inc.	9,400	202,570
PCSB Financial Corp. *	28,400	531,648
Peapack-Gladstone Financial Corp.	27,300	947,037
Penns Woods Bancorp, Inc.	11,000	532,620
PennyMac Financial Services, Inc., Class A *	29,800	566,200
People's Utah Bancorp	24,800	771,280
Peoples Bancorp of North Carolina, Inc.	7,500	255,675
Peoples Bancorp, Inc.	28,000	927,360
Peoples Financial Services Corp.	11,100	503,274
PHH Corp. *	85,063	1,123,682
Preferred Bank	22,800	1,407,444
Premier Financial Bancorp, Inc.	17,627	364,879
Provident Bancorp, Inc. *	8,700	206,190
Provident Financial Holdings, Inc.	7,600	146,908
Provident Financial Services, Inc.	109,251	2,971,627
Prudential Bancorp, Inc.	12,900	235,425
QCR Holdings, Inc.	22,062	1,053,461
Radian Group, Inc.	369,340	7,741,366
RBB Bancorp	7,400	185,518
Renasant Corp.	73,266	3,033,212
Republic Bancorp, Inc., Class A	16,100	633,052
Republic First Bancorp, Inc. *	81,400	752,950
Riverview Bancorp, Inc.	32,500	288,600
S&T Bancorp, Inc.	60,681	2,481,246
Sandy Spring Bancorp, Inc.	42,800	1,729,548
Seacoast Banking Corp. of Florida *	76,420	1,894,452
ServisFirst Bancshares, Inc.	77,480	3,177,455
Shore Bancshares, Inc.	18,700	307,802
SI Financial Group, Inc.	13,600	204,000
Sierra Bancorp	21,200	560,952
Simmons First National Corp., Class A	67,307	3,883,614
SmartFinancial, Inc. *	12,700	298,323
South State Corp.	49,963	4,499,168
Southern First Bancshares, Inc. *	8,800	339,240
Southern Missouri Bancorp, Inc.	7,800	288,054
Southern National Bancorp of Virginia, Inc.	35,100	573,183
Southside Bancshares, Inc.	46,231	1,637,040
State Bank Financial Corp.	68,200	1,971,662
Sterling Bancorp	372,130	9,321,856
Stock Yards Bancorp, Inc.	35,430	1,337,483
Summit Financial Group, Inc.	21,790	592,688
Sun Bancorp, Inc.	17,780	450,723
Sunshine Bancorp, Inc. *	12,800	298,880
Territorial Bancorp, Inc.	12,200	385,398
Texas Capital Bancshares, Inc. *	86,400	7,434,720
The Bancorp, Inc. *	81,300	683,733
31
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Bank of N.T. Butterfield & Son Ltd.	89,300	3,335,355
The Community Financial Corp.	7,000	253,470
The First Bancshares, Inc.	14,200	452,980
The First of Long Island Corp.	41,450	1,307,748
Timberland Bancorp, Inc.	10,500	318,255
Tompkins Financial Corp.	26,342	2,294,915
Towne Bank	100,556	3,368,626
TriCo Bancshares	35,500	1,470,410
TriState Capital Holdings, Inc. *	34,900	790,485
Triumph Bancorp, Inc. *	29,300	908,300
TrustCo Bank Corp.	177,355	1,627,232
Trustmark Corp.	111,477	3,672,052
Two River Bancorp	12,900	250,260
UMB Financial Corp.	77,600	5,705,928
Umpqua Holdings Corp.	376,388	7,700,898
Union Bankshares Corp.	77,368	2,669,970
Union Bankshares, Inc. (a)	5,900	290,280
United Bankshares, Inc.	168,456	6,055,993
United Community Banks, Inc.	125,100	3,430,242
United Community Financial Corp.	93,600	863,928
United Financial Bancorp, Inc.	90,007	1,648,028
United Security Bancshares	23,200	218,080
Unity Bancorp, Inc.	13,800	272,550
Univest Corp. of Pennsylvania	45,175	1,323,628
Valley National Bancorp	448,270	5,155,105
Veritex Holdings, Inc. *	25,500	672,180
Walker & Dunlop, Inc. *	47,945	2,631,701
Washington Federal, Inc.	148,601	5,171,315
Washington Trust Bancorp, Inc.	24,100	1,337,550
WashingtonFirst Bankshares, Inc.	18,200	635,908
Waterstone Financial, Inc.	45,557	874,694
WesBanco, Inc.	70,795	2,860,118
West Bancorp, Inc.	28,900	706,605
Westamerica Bancorp	43,900	2,556,297
Western New England Bancorp, Inc.	39,100	412,505
Wintrust Financial Corp.	95,366	7,752,302
WSFS Financial Corp.	50,300	2,499,910
Xenith Bankshares, Inc. *	12,710	406,466
		449,492,046

Capital Goods 9.9%
AAON, Inc.	68,187	2,386,545
AAR Corp.	55,520	2,159,173
Actuant Corp., Class A	102,623	2,616,887
Advanced Drainage Systems, Inc.	61,715	1,206,528
Aegion Corp. *	54,400	1,266,976
Aerojet Rocketdyne Holdings, Inc. *	119,500	3,773,810
Aerovironment, Inc. *	36,400	1,862,224
Aircastle Ltd.	77,600	1,804,976
Alamo Group, Inc.	15,800	1,666,900
Albany International Corp., Class A	47,500	2,866,625
Allied Motion Technologies, Inc.	14,974	425,262
Altra Industrial Motion Corp.	48,100	2,303,990
Ameresco, Inc., Class A *	52,600	405,020
American Railcar Industries, Inc. (a)	11,431	454,954
American Woodmark Corp. *	24,300	2,347,380
Apogee Enterprises, Inc.	46,500	2,219,445
Applied Industrial Technologies, Inc.	64,110	4,080,601
Argan, Inc.	26,100	1,794,375
Armstrong Flooring, Inc. *	45,700	676,360
Astec Industries, Inc.	39,095	2,030,985
Astronics Corp. *	36,792	1,265,645
Atkore International Group, Inc. *	54,100	1,044,671
Axon Enterprise, Inc. *(a)	90,000	2,067,300
AZZ, Inc.	42,200	2,017,160
Babcock & Wilcox Enterprises, Inc. *(a)	84,000	367,920
Barnes Group, Inc.	85,240	5,548,272
32
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Beacon Roofing Supply, Inc. *	116,182	6,437,645
Blue Bird Corp. *	7,000	144,550
BMC Stock Holdings, Inc. *	108,300	2,323,035
Briggs & Stratton Corp.	69,593	1,753,744
Builders FirstSource, Inc. *	162,400	2,926,448
Caesarstone Ltd. *	36,900	1,044,270
CAI International, Inc. *	25,900	958,818
Chart Industries, Inc. *	54,702	2,379,537
Chicago Bridge & Iron Co., N.V. (a)	167,700	2,337,738
CIRCOR International, Inc.	29,500	1,296,525
Columbus McKinnon Corp.	36,300	1,436,028
Comfort Systems USA, Inc.	62,300	2,759,890
Commercial Vehicle Group, Inc. *	42,400	344,288
Continental Building Products, Inc. *	68,644	1,832,795
CSW Industrials, Inc. *	25,700	1,260,585
Cubic Corp.	42,015	2,291,918
Curtiss-Wright Corp.	75,740	8,956,255
DMC Global, Inc.	22,100	480,675
Douglas Dynamics, Inc.	35,800	1,501,810
Ducommun, Inc. *	21,000	692,370
DXP Enterprises, Inc. *	24,700	792,129
Dycom Industries, Inc. *	51,757	4,545,817
EMCOR Group, Inc.	103,097	8,300,339
Encore Wire Corp.	37,295	1,683,869
Energous Corp. *(a)	35,700	350,217
Energy Recovery, Inc. *	53,600	413,256
EnerSys	74,574	5,173,198
Engility Holdings, Inc. *	28,234	950,639
EnPro Industries, Inc.	37,900	3,173,746
EnviroStar, Inc. (a)	7,900	210,930
ESCO Technologies, Inc.	44,869	2,600,159
Esterline Technologies Corp. *	44,442	4,215,324
Federal Signal Corp.	103,400	2,207,590
Foundation Building Materials, Inc. *	24,400	328,180
Franklin Electric Co., Inc.	82,936	3,773,588
FreightCar America, Inc.	17,700	331,344
GATX Corp.	66,900	3,974,529
Gencor Industries, Inc. *	11,550	209,055
Generac Holdings, Inc. *	104,725	5,455,125
General Cable Corp.	84,076	1,761,392
Gibraltar Industries, Inc. *	55,000	1,828,750
Global Brass & Copper Holdings, Inc.	35,900	1,256,500
GMS, Inc. *	47,700	1,624,185
Graham Corp.	15,200	292,904
Granite Construction, Inc.	66,400	4,229,016
Great Lakes Dredge & Dock Corp. *	122,800	626,280
Griffon Corp.	48,800	1,100,440
H&E Equipment Services, Inc.	52,600	1,732,644
Hardinge, Inc.	18,000	297,720
Harsco Corp. *	138,200	2,936,750
HC2 Holdings, Inc. *	85,100	462,093
Herc Holdings, Inc. *	40,200	1,948,092
Hillenbrand, Inc.	109,800	4,342,590
Hurco Cos., Inc.	8,600	384,850
Huttig Building Products, Inc. *	40,100	269,472
Hyster-Yale Materials Handling, Inc.	18,154	1,424,907
IES Holdings, Inc. *	12,900	241,230
Insteel Industries, Inc.	33,500	855,925
JELD-WEN Holding, Inc. *	95,900	3,536,792
John Bean Technologies Corp.	54,633	5,840,268
Kadant, Inc.	18,500	2,101,600
Kaman Corp.	47,755	2,671,415
KBR, Inc.	238,100	4,673,903
Kennametal, Inc.	136,000	5,936,400
KLX, Inc. *	88,594	4,860,267
Kratos Defense & Security Solutions, Inc. *	125,900	1,515,836
L.B. Foster Co., Class A	14,200	353,580
Lawson Products, Inc. *	8,900	223,835
33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Layne Christensen Co. *	30,400	401,584
Lindsay Corp.	17,866	1,635,811
LSI Industries, Inc.	34,500	239,775
Lydall, Inc. *	30,900	1,786,020
Masonite International Corp. *	51,500	3,455,650
MasTec, Inc. *	117,173	5,102,884
Mercury Systems, Inc. *	80,901	4,083,073
Meritor, Inc. *	139,938	3,639,787
Milacron Holdings Corp. *	96,400	1,730,380
Miller Industries, Inc.	15,800	446,350
Moog, Inc., Class A *	53,157	4,665,058
MRC Global, Inc. *	159,478	2,735,048
Mueller Industries, Inc.	97,169	3,376,623
Mueller Water Products, Inc., Class A	264,500	3,158,130
MYR Group, Inc. *	23,800	758,982
National Presto Industries, Inc.	8,500	993,650
Navistar International Corp. *	85,407	3,613,570
NCI Building Systems, Inc. *	67,700	1,079,815
Nexeo Solutions, Inc. *	43,100	318,509
NN, Inc.	46,617	1,377,532
Northwest Pipe Co. *	15,700	286,368
NOW, Inc. *	184,200	2,306,184
NV5 Global, Inc. *	13,100	761,110
Omega Flex, Inc.	5,672	365,787
Orion Group Holdings, Inc. *	50,600	364,320
Park-Ohio Holdings Corp.	15,186	716,020
Patrick Industries, Inc. *	27,200	2,529,600
PGT Innovations, Inc. *	78,800	1,111,080
Plug Power, Inc. *(a)	410,300	1,169,355
Ply Gem Holdings, Inc. *	32,400	547,560
Powell Industries, Inc.	13,000	376,740
Preformed Line Products Co.	6,400	455,104
Primoris Services Corp.	65,000	1,837,550
Proto Labs, Inc. *	41,400	3,612,150
Quanex Building Products Corp.	60,204	1,321,478
Raven Industries, Inc.	62,600	2,106,490
RBC Bearings, Inc. *	39,500	4,890,890
REV Group, Inc.	38,200	985,560
Revolution Lighting Technologies, Inc. *(a)	27,500	152,900
Rexnord Corp. *	182,850	4,666,332
Rush Enterprises, Inc., Class A *	50,387	2,558,652
Rush Enterprises, Inc., Class B *	10,000	475,900
Simpson Manufacturing Co., Inc.	72,494	4,040,816
SiteOne Landscape Supply, Inc. *	59,400	3,772,494
Spartan Motors, Inc.	64,100	1,035,215
Sparton Corp. *	14,600	340,034
SPX Corp. *	70,200	2,056,158
SPX FLOW, Inc. *	69,200	2,853,116
Standex International Corp.	22,400	2,319,520
Sterling Construction Co., Inc. *	42,800	763,980
Sun Hydraulics Corp.	42,550	2,447,902
Sunrun, Inc. *(a)	143,300	822,542
Tennant Co.	31,876	2,210,601
Textainer Group Holdings Ltd. *	41,431	809,976
The Eastern Co.	9,200	265,880
The ExOne Co. *(a)	20,400	216,852
The Gorman-Rupp Co.	29,031	928,411
The Greenbrier Cos., Inc.	46,301	2,416,912
The KeyW Holding Corp. *	101,600	767,080
The Manitowoc Co., Inc. *	207,300	1,973,496
Thermon Group Holdings, Inc. *	56,200	1,208,862
Titan International, Inc.	78,700	766,538
Titan Machinery, Inc. *	34,000	506,260
TPI Composites, Inc. *	21,400	536,070
Trex Co., Inc. *	51,078	5,590,487
TriMas Corp. *	81,100	2,153,205
Triton International Ltd. *	78,100	3,116,190
Triumph Group, Inc.	82,200	2,552,310
34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Tutor Perini Corp. *	65,330	1,842,306
Twin Disc, Inc. *	14,700	313,845
Universal Forest Products, Inc.	33,162	3,743,990
Vectrus, Inc. *	17,747	541,461
Veritiv Corp. *	19,076	613,293
Vicor Corp. *	26,200	564,610
Vivint Solar, Inc. *(a)	27,000	101,250
Wabash National Corp.	96,100	2,162,250
Watts Water Technologies, Inc., Class A	49,811	3,357,261
Wesco Aircraft Holdings, Inc. *	114,000	1,031,700
Willis Lease Finance Corp. *	6,500	163,085
Woodward, Inc.	91,258	7,056,981
		347,995,878

Commercial & Professional Services 3.7%
ABM Industries, Inc.	94,909	3,983,331
Acacia Research Corp. *	70,000	315,000
ACCO Brands Corp. *	185,185	2,416,664
Advanced Disposal Services, Inc. *	71,200	1,774,304
Aqua Metals, Inc. *(a)	32,800	130,544
ARC Document Solutions, Inc. *	64,500	285,090
Barrett Business Services, Inc.	13,500	820,665
BG Staffing, Inc.	11,000	185,680
Brady Corp., Class A	84,229	3,204,913
Casella Waste Systems, Inc., Class A *	70,800	1,306,968
CBIZ, Inc. *	89,200	1,511,940
CECO Environmental Corp.	50,352	441,587
Cogint, Inc. *(a)	24,100	109,655
Covanta Holding Corp.	211,400	3,403,540
CRA International, Inc.	14,500	612,770
Deluxe Corp.	82,372	5,737,210
Ennis, Inc.	47,200	951,080
Essendant, Inc.	57,734	558,865
Exponent, Inc.	44,300	3,271,555
Forrester Research, Inc.	16,017	699,943
Franklin Covey Co. *	17,900	347,260
FTI Consulting, Inc. *	69,400	2,966,850
GP Strategies Corp. *	20,376	591,923
Healthcare Services Group, Inc.	120,452	6,370,706
Heidrick & Struggles International, Inc.	29,800	740,530
Heritage-Crystal Clean, Inc. *	28,300	553,265
Herman Miller, Inc.	105,400	3,541,440
Hill International, Inc. *	50,500	267,650
HNI Corp.	75,489	2,583,234
Hudson Technologies, Inc. *	59,700	353,424
Huron Consulting Group, Inc. *	35,052	1,282,903
ICF International, Inc. *	32,200	1,729,140
InnerWorkings, Inc. *	78,600	855,168
Insperity, Inc.	30,226	2,868,447
Interface, Inc.	104,500	2,382,600
Kelly Services, Inc., Class A	55,323	1,455,548
Kforce, Inc.	39,800	833,810
Kimball International, Inc., Class B	58,299	1,117,592
Knoll, Inc.	80,803	1,714,640
Korn/Ferry International	88,161	3,687,775
LSC Communications, Inc.	55,400	896,372
Matthews International Corp., Class A	53,059	3,334,758
McGrath RentCorp	38,235	1,709,104
Mistras Group, Inc. *	25,914	544,453
Mobile Mini, Inc.	73,868	2,445,031
MSA Safety, Inc.	55,689	4,427,275
Multi-Color Corp.	23,700	1,959,990
Navigant Consulting, Inc. *	90,748	1,570,848
NL Industries, Inc. *	25,000	325,000
On Assignment, Inc. *	86,539	5,297,918
Pendrell Corp. *	30,100	195,048
Quad Graphics, Inc.	55,000	1,253,450
35
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Resources Connection, Inc.	50,450	794,588
RPX Corp. *	75,700	985,614
RR Donnelley & Sons Co.	117,400	1,080,080
SP Plus Corp. *	31,000	1,201,250
Steelcase, Inc., Class A	143,642	2,089,991
Team, Inc. *	46,613	573,340
Tetra Tech, Inc.	96,661	4,760,554
The Advisory Board Co. *	68,838	3,712,089
The Brink's Co.	78,600	5,981,460
TriNet Group, Inc. *	72,046	2,501,437
TrueBlue, Inc. *	72,476	1,964,100
UniFirst Corp.	25,806	4,064,445
US Ecology, Inc.	37,800	1,797,390
Viad Corp.	33,696	1,956,053
VSE Corp.	14,800	726,680
WageWorks, Inc. *	66,800	4,258,500
Willdan Group, Inc. *	12,400	372,744
		130,744,771

Consumer Durables & Apparel 2.6%
Acushnet Holdings Corp. (a)	37,500	692,625
American Outdoor Brands Corp. *	95,500	1,368,515
AV Homes, Inc. *	24,200	402,930
Bassett Furniture Industries, Inc.	14,909	578,469
Beazer Homes USA, Inc. *	57,840	1,213,483
Callaway Golf Co.	166,569	2,403,591
Cavco Industries, Inc. *	14,500	2,275,050
Century Communities, Inc. *	30,130	860,211
Clarus Corp. *	34,800	254,040
Columbia Sportswear Co.	49,300	3,075,334
Crocs, Inc. *	126,800	1,293,360
CSS Industries, Inc.	13,400	401,732
Culp, Inc.	21,800	691,060
Deckers Outdoor Corp. *	56,371	3,846,757
Delta Apparel, Inc. *	11,000	230,230
Escalade, Inc.	14,500	179,075
Ethan Allen Interiors, Inc.	43,179	1,284,575
Flexsteel Industries, Inc.	13,700	688,699
Fossil Group, Inc. *	64,400	507,472
G-III Apparel Group Ltd. *	72,210	1,829,801
GoPro, Inc., Class A *(a)	180,600	1,883,658
Green Brick Partners, Inc. *	35,840	388,864
Hamilton Beach Brands Holding Co., Class A *	16,154	626,291
Helen of Troy Ltd. *	47,683	4,429,751
Hooker Furniture Corp.	18,434	873,772
Hovnanian Enterprises, Inc., Class A *	218,000	527,560
Iconix Brand Group, Inc. *	105,800	173,512
Installed Building Products, Inc. *	38,171	2,660,519
iRobot Corp. *	44,845	3,013,136
Johnson Outdoors, Inc., Class A	8,500	639,285
KB Home	142,700	3,914,261
La-Z-Boy, Inc.	79,200	2,134,440
LGI Homes, Inc. *(a)	30,400	1,834,032
Libbey, Inc.	34,479	235,836
Lifetime Brands, Inc.	20,300	378,595
M.D.C. Holdings, Inc.	68,307	2,530,091
M/I Homes, Inc. *	41,000	1,369,400
Malibu Boats, Inc., Class A *	37,961	1,184,383
Marine Products Corp.	13,700	196,869
MCBC Holdings, Inc. *	29,900	683,813
Meritage Homes Corp. *	63,985	3,116,069
Movado Group, Inc.	25,000	692,500
Nautilus, Inc. *	50,200	652,600
Oxford Industries, Inc.	28,296	1,827,922
Perry Ellis International, Inc. *	22,300	519,367
PICO Holdings, Inc. *	39,800	752,220
Sequential Brands Group, Inc. *	60,752	157,955
36
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Steven Madden Ltd. *	101,176	3,945,864
Sturm, Ruger & Co., Inc. (a)	29,000	1,436,950
Superior Uniform Group, Inc.	18,527	434,829
Taylor Morrison Home Corp., Class A *	124,800	3,013,920
The New Home Co., Inc. *	16,549	192,465
TopBuild Corp. *	64,000	4,223,360
TRI Pointe Group, Inc. *	262,700	4,647,163
Unifi, Inc. *	26,500	1,008,325
Universal Electronics, Inc. *	24,700	1,482,000
Vera Bradley, Inc. *	31,500	226,800
Vista Outdoor, Inc. *	103,000	2,153,730
William Lyon Homes, Class A *	39,800	1,104,450
Wolverine World Wide, Inc.	157,747	4,306,493
ZAGG, Inc. *	42,121	659,194
		90,309,253

Consumer Services 3.9%
Adtalem Global Education, Inc.	105,884	3,912,414
American Public Education, Inc. *	25,200	504,000
Ascent Capital Group, Inc., Class A *	14,700	165,375
Belmond Ltd., Class A *	147,500	1,939,625
Biglari Holdings, Inc. *	1,710	611,222
BJ's Restaurants, Inc. *	37,000	1,172,900
Bloomin' Brands, Inc.	156,013	2,773,911
Bojangles', Inc. *	30,750	376,687
Boyd Gaming Corp.	138,600	4,051,278
Bridgepoint Education, Inc. *	34,700	335,896
Brinker International, Inc.	90,000	2,764,800
Buffalo Wild Wings, Inc. *	26,379	3,117,998
Caesars Entertainment Corp. *	226,962	2,939,158
Cambium Learning Group, Inc. *	18,000	110,160
Capella Education Co.	21,000	1,710,450
Career Education Corp. *	109,600	1,170,528
Carriage Services, Inc.	27,800	720,020
Carrols Restaurant Group, Inc. *	66,500	748,125
Century Casinos, Inc. *	32,600	268,950
Chegg, Inc. *	159,500	2,473,845
Churchill Downs, Inc.	22,614	4,716,150
Chuy's Holdings, Inc. *	27,800	625,500
Collectors Universe, Inc.	10,100	250,076
Cracker Barrel Old Country Store, Inc. (a)	33,716	5,264,079
Dave & Buster's Entertainment, Inc. *	70,068	3,377,278
Del Frisco's Restaurant Group, Inc. *	36,200	503,180
Del Taco Restaurants, Inc. *	61,600	781,704
Denny's Corp. *	118,900	1,554,023
DineEquity, Inc.	31,397	1,494,811
Drive Shack, Inc.	113,000	412,450
El Pollo Loco Holdings, Inc. *	46,700	537,050
Eldorado Resorts, Inc. *	82,669	2,124,593
Empire Resorts, Inc. *(a)	4,421	98,588
Fiesta Restaurant Group, Inc. *	41,000	678,550
Fogo De Chao, Inc. *	18,500	204,425
Golden Entertainment, Inc. *	17,200	458,896
Grand Canyon Education, Inc. *	80,875	7,239,121
Houghton Mifflin Harcourt Co. *	174,294	1,725,511
ILG, Inc.	182,200	5,405,874
International Speedway Corp., Class A	43,500	1,689,975
J Alexander's Holdings, Inc. *	21,043	220,951
Jack in the Box, Inc.	51,408	5,321,242
K12, Inc. *	58,449	948,043
La Quinta Holdings, Inc. *	144,302	2,542,601
Laureate Education, Inc., Class A *	59,300	792,841
Liberty Tax, Inc.	11,700	152,685
Lindblad Expeditions Holdings, Inc. *	37,700	404,144
Marriott Vacations Worldwide Corp.	37,585	4,946,938
Monarch Casino & Resort, Inc. *	17,800	794,058
Nathan's Famous, Inc. *	4,700	381,170
37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Papa John's International, Inc.	47,211	3,212,709
Penn National Gaming, Inc. *	148,300	3,869,147
Pinnacle Entertainment, Inc. *	89,247	2,308,820
Planet Fitness, Inc., Class A	147,500	3,929,400
Potbelly Corp. *	37,700	454,285
RCI Hospitality Holdings, Inc.	16,000	440,800
Red Lion Hotels Corp. *	22,200	195,360
Red Robin Gourmet Burgers, Inc. *	21,700	1,484,280
Red Rock Resorts, Inc., Class A	113,400	2,793,042
Regis Corp. *	56,000	836,080
Ruby Tuesday, Inc. *	75,100	177,987
Ruth's Hospitality Group, Inc.	50,500	1,065,550
Scientific Games Corp., Class A *	91,300	4,345,880
SeaWorld Entertainment, Inc. (a)	112,723	1,294,060
Shake Shack, Inc., Class A *(a)	37,100	1,408,316
Sonic Corp. (a)	66,601	1,691,665
Sotheby's *	66,400	3,440,848
Speedway Motorsports, Inc.	17,384	346,811
Strayer Education, Inc.	18,400	1,724,632
Texas Roadhouse, Inc.	113,896	5,695,939
The Cheesecake Factory, Inc.	76,667	3,430,082
The Habit Restaurants, Inc., Class A *	37,211	457,695
The Marcus Corp.	33,300	904,095
Weight Watchers International, Inc. *	47,000	2,111,240
Wingstop, Inc.	49,100	1,663,017
Zoe's Kitchen, Inc. *	30,502	374,565
		137,170,154

Diversified Financials 2.9%
AG Mortgage Investment Trust, Inc.	54,000	1,015,740
Anworth Mortgage Asset Corp.	149,900	837,941
Apollo Commercial Real Estate Finance, Inc.	187,143	3,381,674
Ares Commercial Real Estate Corp.	41,900	543,862
Arlington Asset Investment Corp., Class A	37,800	433,566
ARMOUR Residential REIT, Inc.	72,629	1,819,356
Artisan Partners Asset Management, Inc., Class A	73,400	2,524,960
Associated Capital Group, Inc., Class A	9,700	359,870
B. Riley Financial, Inc.	38,302	637,728
Capstead Mortgage Corp.	159,829	1,409,692
Cherry Hill Mortgage Investment Corp.	19,100	347,811
Cohen & Steers, Inc.	37,128	1,614,697
Cowen, Inc., *	42,475	637,125
CYS Investments, Inc.	267,461	2,139,688
Diamond Hill Investment Group, Inc.	5,800	1,229,194
Donnelley Financial Solutions, Inc. *	58,700	1,262,050
Dynex Capital, Inc.	77,200	540,400
Elevate Credit, Inc. *	24,400	191,052
Ellington Residential Mortgage REIT	14,200	189,996
Encore Capital Group, Inc. *	43,300	2,011,285
Enova International, Inc. *	58,036	861,835
Evercore, Inc., Class A	67,700	5,422,770
EZCORP, Inc., Class A *	77,400	793,350
Financial Engines, Inc.	97,100	3,505,310
FirstCash, Inc.	81,627	5,211,884
FNFV Group *	111,036	1,915,371
GAIN Capital Holdings, Inc.	70,000	516,600
GAMCO Investors, Inc., Class A	9,700	280,912
Granite Point Mortgage Trust, Inc.	18,800	348,740
Great Ajax Corp.	19,800	280,170
Green Dot Corp., Class A *	78,341	4,435,667
Greenhill & Co., Inc.	49,529	906,381
Hamilton Lane, Inc., Class A	21,500	591,035
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	84,645	2,036,559
Houlihan Lokey, Inc.	41,400	1,723,482
INTL. FCStone, Inc. *	25,100	1,041,901
Invesco Mortgage Capital, Inc.	190,106	3,273,625
Investment Technology Group, Inc.	62,265	1,461,359
38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
KKR Real Estate Finance Trust, Inc.	16,700	337,674
Ladder Capital Corp.	135,955	1,827,235
Ladenburg Thalmann Financial Services, Inc.	142,600	436,356
LendingClub Corp. *	528,700	3,008,303
Marlin Business Services Corp.	11,600	254,040
Medley Management, Inc., Class A	14,400	81,360
Moelis & Co., Class A	53,624	2,292,426
MTGE Investment Corp.	76,700	1,388,270
Nelnet, Inc., Class A	34,800	2,037,192
New York Mortgage Trust, Inc.	175,200	1,056,456
NewStar Financial, Inc.	54,900	674,172
OM Asset Management plc	131,500	2,009,320
On Deck Capital, Inc. *	74,200	365,806
Oppenheimer Holdings, Inc., Class A	13,800	300,150
Orchid Island Capital, Inc. (a)	79,659	793,404
Owens Realty Mortgage, Inc.	14,500	260,420
PennyMac Mortgage Investment Trust	120,621	1,937,173
Piper Jaffray Cos.	23,729	1,734,590
PJT Partners, Inc., Class A	31,900	1,231,340
PRA Group, Inc. *	77,981	2,175,670
Pzena Investment Management, Inc., Class A	27,100	319,780
Redwood Trust, Inc.	137,700	2,163,267
Regional Management Corp. *	15,700	387,633
Resource Capital Corp.	49,037	503,120
Safeguard Scientifics, Inc. *	36,500	514,650
Silvercrest Asset Management Group, Inc., Class A	9,800	159,740
Stifel Financial Corp.	111,710	5,923,981
Sutherland Asset Management Corp.	28,000	438,200
Tiptree, Inc.	55,800	371,070
TPG RE Finance Trust, Inc.	28,000	546,560
Virtu Financial, Inc., Class A (a)	38,771	548,610
Virtus Investment Partners, Inc.	11,100	1,292,040
Waddell & Reed Financial, Inc., Class A	147,300	2,753,037
Western Asset Mortgage Capital Corp.	78,856	794,080
Westwood Holdings Group, Inc.	14,900	967,010
Wins Finance Holdings, Inc. *(a)(d)	2,000	285,600
WisdomTree Investments, Inc.	191,400	2,122,626
World Acceptance Corp. *	8,900	778,750
		102,805,749

Energy 3.6%
Abraxas Petroleum Corp. *	328,400	699,492
Adams Resources & Energy, Inc.	2,900	124,526
Approach Resources, Inc. *(a)	74,500	173,585
Arch Coal, Inc., Class A	36,400	2,781,688
Archrock, Inc.	117,228	1,406,736
Ardmore Shipping Corp. *	46,500	385,950
Basic Energy Services, Inc. *	29,400	554,484
Bill Barrett Corp. *	145,798	718,784
Bonanza Creek Energy, Inc. *	33,900	1,146,837
Bristow Group, Inc.	56,862	536,777
C&J Energy Services, Inc. *	77,500	2,207,975
California Resources Corp. *(a)	71,800	791,954
Callon Petroleum Co. *	336,200	3,728,458
CARBO Ceramics, Inc. *(a)	46,400	384,192
Carrizo Oil & Gas, Inc. *	137,911	2,439,646
Clean Energy Fuels Corp. *	213,938	502,754
Cloud Peak Energy, Inc. *	124,500	529,125
Contango Oil & Gas Co. *	35,000	139,650
CVR Energy, Inc. (a)	24,800	680,760
Delek US Holdings, Inc.	129,032	3,361,284
Denbury Resources, Inc. *	678,600	834,678
DHT Holdings, Inc.	135,900	535,446
Diamond Offshore Drilling, Inc. *(a)	107,500	1,798,475
Dorian LPG Ltd. *	42,703	305,326
Dril-Quip, Inc. *	62,400	2,627,040
Earthstone Energy, Inc., Class A *(a)	38,800	312,340
39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Eclipse Resources Corp. *	181,300	402,486
Energy XXI Gulf Coast, Inc. *	49,500	423,225
Ensco plc, Class A	759,193	4,092,050
EP Energy Corp., Class A *(a)	60,500	163,350
Era Group, Inc. *	28,700	308,812
Evolution Petroleum Corp.	46,800	346,320
Exterran Corp. *	60,314	1,946,333
Fairmount Santrol Holdings, Inc. *(a)	260,153	1,121,259
Forum Energy Technologies, Inc. *	116,955	1,684,152
Frank's International N.V. (a)	83,100	549,291
Frontline Ltd. (a)	126,963	773,205
GasLog Ltd.	73,800	1,273,050
Gastar Exploration, Inc. *(a)	300,000	246,000
Gener8 Maritime, Inc. *	95,100	438,411
Geospace Technologies Corp. *	23,862	358,407
Golar LNG Ltd.	159,100	3,361,783
Green Plains, Inc.	71,500	1,315,600
Gulf Island Fabrication, Inc.	23,400	307,710
Halcon Resources Corp. *	226,600	1,491,028
Hallador Energy Co.	28,100	145,558
Helix Energy Solutions Group, Inc. *	254,707	1,737,102
Independence Contract Drilling, Inc. *	46,000	149,040
International Seaways, Inc. *	54,098	1,089,534
Isramco, Inc. *	1,400	159,040
Jagged Peak Energy, Inc. *	104,200	1,447,338
Jones Energy, Inc., Class A *(a)	100,000	128,000
Keane Group, Inc. *	52,500	810,600
Key Energy Services, Inc. *	17,600	187,264
Lilis Energy, Inc. *(a)	71,700	357,066
Mammoth Energy Services, Inc. *	14,200	280,166
Matador Resources Co. *	150,162	3,986,801
Matrix Service Co. *	39,700	559,770
McDermott International, Inc. *	497,785	3,295,337
Midstates Petroleum Co., Inc. *	17,900	272,975
NACCO Industries, Inc., Class A	8,077	336,003
Natural Gas Services Group, Inc. *	20,500	569,900
Navios Maritime Acquisition Corp.	120,600	150,750
NCS Multistage Holdings, Inc. *	18,000	392,040
Newpark Resources, Inc. *	153,310	1,341,463
Noble Corp. plc *	408,000	1,697,280
Nordic American Tankers Ltd. (a)	175,400	778,776
Oasis Petroleum, Inc. *	390,510	3,690,320
Oil States International, Inc. *	84,500	1,947,725
Overseas Shipholding Group, Inc., Class A *	85,400	202,398
Pacific Ethanol, Inc. *	65,500	314,400
Panhandle Oil & Gas, Inc., Class A	32,500	784,875
Par Pacific Holdings, Inc. *	54,038	1,134,258
Parker Drilling Co. *	181,265	190,328
PDC Energy, Inc. *	116,203	5,918,219
Peabody Energy Corp. *	102,000	3,150,780
Penn Virginia Corp. *	23,800	927,486
PHI, Inc. - Non Voting Shares *	19,572	228,797
Pioneer Energy Services Corp. *	118,500	225,150
ProPetro Holding Corp. *	41,600	633,568
Ranger Energy Services, Inc. *	14,300	165,880
Renewable Energy Group, Inc. *	64,600	781,660
Resolute Energy Corp. *	36,300	1,090,089
REX American Resources Corp. *	10,500	925,890
RigNet, Inc. *	26,200	457,190
Ring Energy, Inc. *	89,300	1,143,933
Rowan Cos. plc, Class A *	196,100	2,810,113
Sanchez Energy Corp. *(a)	105,053	454,879
SandRidge Energy, Inc. *	58,100	1,090,537
Scorpio Tankers, Inc.	377,002	1,342,127
SEACOR Holdings, Inc. *	25,700	1,213,040
SEACOR Marine Holdings, Inc. *	25,839	365,622
Select Energy Services, Inc., Class A *	15,800	257,224
SemGroup Corp., Class A	111,803	2,912,468
40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Ship Finance International Ltd.	99,500	1,482,550
SilverBow Resources, Inc. *	11,800	265,382
Smart Sand, Inc. *	45,000	323,550
Solaris Oilfield Infrastructure, Inc., Class A *	17,100	272,916
SRC Energy, Inc. *	335,812	3,203,646
Stone Energy Corp. *	32,700	962,034
Superior Energy Services, Inc. *	254,200	2,242,044
Teekay Corp. (a)	108,200	876,420
Teekay Tankers Ltd., Class A (a)	181,000	267,880
Tellurian, Inc. *(a)	92,500	996,225
Tesco Corp. *	77,100	296,835
TETRA Technologies, Inc. *	256,474	728,386
Ultra Petroleum Corp. *	324,900	2,579,706
Unit Corp. *	90,578	1,695,620
Uranium Energy Corp. *(a)	234,500	248,570
US Silica Holdings, Inc.	135,900	4,146,309
W&T Offshore, Inc. *	185,400	580,302
Westmoreland Coal Co. *	46,552	80,768
WildHorse Resource Development Corp. *	35,900	467,059
Willbros Group, Inc. *	69,500	212,670
		126,470,065

Food & Staples Retailing 0.5%
Ingles Markets, Inc., Class A	28,131	655,452
Natural Grocers by Vitamin Cottage, Inc. *	12,600	61,866
Performance Food Group Co. *	143,700	4,066,710
PriceSmart, Inc.	36,600	3,067,080
Smart & Final Stores, Inc. *	37,600	225,600
SpartanNash, Co.	64,933	1,594,105
SUPERVALU, Inc. *	67,933	1,106,629
The Andersons, Inc.	48,123	1,802,206
The Chefs' Warehouse, Inc. *	28,300	564,585
United Natural Foods, Inc. *	88,782	3,442,078
Village Super Market, Inc., Class A	11,600	278,284
Weis Markets, Inc.	15,800	613,514
		17,478,109

Food, Beverage & Tobacco 1.7%
Alico, Inc.	4,700	154,630
Amplify Snack Brands, Inc. *(a)	65,700	419,823
B&G Foods, Inc. (a)	109,757	3,490,273
Bob Evans Farms, Inc.	32,946	2,543,102
Cal-Maine Foods, Inc. *(a)	51,116	2,300,220
Calavo Growers, Inc.	26,288	1,937,426
Castle Brands, Inc. *(a)	148,700	176,953
Coca-Cola Bottling Co. Consolidated	8,400	1,894,704
Craft Brew Alliance, Inc. *	16,200	295,650
Darling Ingredients, Inc. *	284,300	5,188,475
Dean Foods Co.	151,800	1,480,050
Farmer Brothers Co. *	13,700	465,115
Fresh Del Monte Produce, Inc.	56,261	2,504,177
Freshpet, Inc. *	43,850	681,867
Hostess Brands, Inc. *	144,800	1,669,544
J&J Snack Foods Corp.	25,281	3,366,671
John B. Sanfilippo & Son, Inc.	16,000	941,600
Lancaster Colony Corp.	32,856	4,114,228
Landec Corp. *	44,654	591,665
Lifeway Foods, Inc. *	10,100	101,606
Limoneira Co.	17,600	410,960
MGP Ingredients, Inc.	23,147	1,573,070
National Beverage Corp.	20,401	1,997,258
Omega Protein Corp.	39,500	865,050
Primo Water Corp. *	48,200	530,682
Sanderson Farms, Inc.	34,343	5,136,683
Seneca Foods Corp., Class A *	12,400	446,400
Snyder's-Lance, Inc.	147,210	5,539,512
41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Boston Beer Co., Inc., Class A *	15,500	2,759,775
Tootsie Roll Industries, Inc. (a)	29,935	1,065,686
Turning Point Brands, Inc. *	9,200	161,000
Universal Corp.	43,024	2,467,426
Vector Group Ltd.	167,100	3,472,338
		60,743,619

Health Care Equipment & Services 6.4%
AAC Holdings, Inc. *	22,600	178,992
Abaxis, Inc.	38,200	1,848,880
Accuray, Inc. *	141,000	669,750
Aceto Corp.	46,000	463,220
Addus HomeCare Corp. *	12,500	450,000
Allscripts Healthcare Solutions, Inc. *	302,500	4,077,700
Almost Family, Inc. *	21,100	933,675
Amedisys, Inc. *	47,300	2,275,603
American Renal Associates Holdings, Inc. *	13,500	163,755
AMN Healthcare Services, Inc. *	84,200	3,696,380
Analogic Corp.	22,154	1,778,966
AngioDynamics, Inc. *	72,900	1,237,113
Anika Therapeutics, Inc. *	23,600	1,289,268
Antares Pharma, Inc. *	241,500	439,530
AtriCure, Inc. *	55,000	1,179,200
Atrion Corp.	2,300	1,512,595
AxoGen, Inc. *	51,300	1,054,215
BioScrip, Inc. *	170,400	431,112
BioTelemetry, Inc. *	45,800	1,330,490
Cantel Medical Corp.	60,945	5,977,486
Capital Senior Living Corp. *	44,800	595,840
Cardiovascular Systems, Inc. *	51,700	1,244,419
Castlight Health, Inc., Class B *	125,673	483,841
Cerus Corp. *	160,500	460,635
Chemed Corp.	27,798	6,210,907
Civitas Solutions, Inc. *	23,800	443,870
Community Health Systems, Inc. *	159,200	939,280
Computer Programs & Systems, Inc. (a)	24,100	726,615
ConforMIS, Inc. *	56,000	198,240
CONMED Corp.	49,800	2,600,556
Corindus Vascular Robotics, Inc. *(a)	181,900	207,366
CorVel Corp. *	14,500	870,000
Cotiviti Holdings, Inc. *	61,700	2,169,372
Cross Country Healthcare, Inc. *	62,715	856,060
CryoLife, Inc. *	57,700	1,122,265
Cutera, Inc. *	22,805	896,237
Diplomat Pharmacy, Inc. *	81,188	1,709,007
Endologix, Inc. *	153,537	813,746
Entellus Medical, Inc. *	18,800	318,284
Evolent Health, Inc., Class A *	89,900	1,460,875
Exactech, Inc. *	17,000	711,450
FONAR Corp. *	10,700	341,330
Genesis Healthcare, Inc. *	48,100	46,979
GenMark Diagnostics, Inc. *	90,400	673,480
Glaukos Corp. *	48,000	1,694,880
Globus Medical, Inc., Class A *	116,500	3,712,855
Haemonetics Corp. *	93,500	4,446,860
Halyard Health, Inc. *	80,293	3,384,350
HealthEquity, Inc. *	83,334	4,185,033
HealthSouth Corp.	168,100	7,756,134
HealthStream, Inc. *	41,900	1,024,874
Heska Corp. *	10,591	1,032,623
HMS Holdings Corp. *	139,352	2,681,132
ICU Medical, Inc. *	25,800	4,930,380
Inogen, Inc. *	29,098	2,878,665
Inovalon Holdings, Inc., Class A *	105,200	1,762,100
Insulet Corp. *	99,400	5,845,714
Integer Holdings Corp. *	56,600	2,750,760
Integra LifeSciences Holdings Corp. *	106,196	4,967,849
42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Invacare Corp.	50,511	782,921
iRhythm Technologies, Inc. *	23,100	1,176,945
K2M Group Holdings, Inc. *	67,900	1,336,951
Kindred Healthcare, Inc.	144,823	876,179
Lantheus Holdings, Inc. *	53,100	1,056,690
LeMaitre Vascular, Inc.	26,635	852,586
LHC Group, Inc. *	28,600	1,910,766
LivaNova plc *	83,700	6,185,430
Magellan Health, Inc. *	41,368	3,528,690
Masimo Corp. *	76,500	6,713,640
Medidata Solutions, Inc. *	97,500	7,334,925
Meridian Bioscience, Inc.	68,450	1,023,328
Merit Medical Systems, Inc. *	83,800	3,188,590
Molina Healthcare, Inc. *	73,743	5,001,988
NantHealth, Inc. *(a)	43,600	159,140
National HealthCare Corp.	18,188	1,164,032
National Research Corp., Class A	17,500	657,125
Natus Medical, Inc. *	56,500	2,395,600
Neogen Corp. *	64,225	5,150,845
Nevro Corp. *	48,264	4,226,961
Novocure Ltd. *	107,600	2,324,160
NuVasive, Inc. *	87,200	4,946,856
NxStage Medical, Inc. *	112,900	3,042,655
Obalon Therapeutics, Inc. *(a)	17,600	148,368
Omnicell, Inc. *	62,600	3,117,480
OraSure Technologies, Inc. *	98,300	1,941,425
Orthofix International N.V. *	28,200	1,515,186
Owens & Minor, Inc.	103,200	2,535,624
Oxford Immunotec Global plc *	40,500	535,410
Penumbra, Inc. *	48,900	4,916,895
PetIQ, Inc. *	12,700	305,562
PharMerica Corp. *	55,300	1,620,290
Pulse Biosciences, Inc. *(a)	15,300	370,413
Quality Systems, Inc. *	90,100	1,267,707
Quidel Corp. *	47,500	1,945,125
Quotient Ltd. *(a)	46,200	236,082
R1 RCM, Inc. *	167,500	636,500
RadNet, Inc. *	58,700	642,765
Rockwell Medical, Inc. *(a)	78,700	476,922
RTI Surgical, Inc. *	75,200	338,400
Select Medical Holdings Corp. *	184,411	3,531,471
Sientra, Inc. *	25,900	379,694
Simulations Plus, Inc.	19,500	317,850
STAAR Surgical Co. *	66,600	882,450
Surgery Partners, Inc. *	35,400	327,450
Surmodics, Inc. *	26,500	788,375
Tabula Rasa HealthCare, Inc. *	18,300	528,504
Tactile Systems Technology, Inc. *	15,400	441,826
Teladoc, Inc. *	95,500	3,156,275
Tenet Healthcare Corp. *(a)	149,800	2,139,144
The Ensign Group, Inc.	79,500	1,834,860
The Providence Service Corp. *	21,100	1,173,160
Tivity Health, Inc. *	60,600	2,802,750
Triple-S Management Corp., Class B *	38,900	933,989
U.S. Physical Therapy, Inc.	19,300	1,311,435
Utah Medical Products, Inc.	5,200	392,080
Varex Imaging Corp. *	62,600	2,151,562
ViewRay, Inc. *(a)	49,900	343,811
Viveve Medical, Inc. *(a)	26,200	143,052
Vocera Communications, Inc. *	44,200	1,247,324
Wright Medical Group N.V. *	179,261	4,698,431
		227,255,443

Household & Personal Products 0.4%
Central Garden & Pet Co. *	15,400	587,972
Central Garden & Pet Co., Class A *	64,100	2,365,931
elf Beauty, Inc. *(a)	34,300	726,817
43
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
HRG Group, Inc. *	202,300	3,281,306
Inter Parfums, Inc.	30,100	1,393,630
Medifast, Inc.	17,579	1,096,929
Natural Health Trends Corp. (a)	12,400	238,824
Nature's Sunshine Products, Inc.	15,000	148,500
Oil-Dri Corp. of America	6,887	289,323
Orchids Paper Products Co. (a)	15,900	195,252
Revlon, Inc., Class A *(a)	18,602	418,545
USANA Health Sciences, Inc. *	19,400	1,274,580
WD-40 Co.	23,900	2,649,315
		14,666,924

Insurance 2.5%
Ambac Financial Group, Inc. *	82,100	1,336,588
American Equity Investment Life Holding Co.	146,264	4,316,251
AMERISAFE, Inc.	34,735	2,247,355
AmTrust Financial Services, Inc.	142,000	1,783,520
Argo Group International Holdings Ltd.	50,631	3,187,221
Atlas Financial Holdings, Inc. *	16,900	333,775
Baldwin & Lyons, Inc., Class B	13,000	298,350
Blue Capital Reinsurance Holdings Ltd.	9,100	120,575
Citizens, Inc. *(a)	80,500	610,190
CNO Financial Group, Inc.	287,368	6,888,211
Crawford & Co., Class B	20,800	245,024
Donegal Group, Inc., Class A	10,400	178,256
eHealth, Inc. *	22,400	568,512
EMC Insurance Group, Inc.	14,300	421,278
Employers Holdings, Inc.	55,300	2,637,810
Enstar Group Ltd. *	19,194	4,372,393
FBL Financial Group, Inc., Class A	16,468	1,273,800
Federated National Holding Co.	20,246	310,574
Fidelity & Guaranty Life (a)	19,200	597,120
Genworth Financial, Inc., Class A *	865,600	2,865,136
Global Indemnity Ltd. *	14,755	619,267
Greenlight Capital Re Ltd., Class A *	50,689	1,117,692
Hallmark Financial Services, Inc. *	21,200	245,708
HCI Group, Inc.	13,800	516,948
Health Insurance Innovations, Inc., Class A *(a)	26,700	574,050
Heritage Insurance Holdings, Inc. (a)	40,462	649,011
Horace Mann Educators Corp.	67,678	2,964,296
Independence Holding Co.	11,248	305,383
Infinity Property & Casualty Corp.	18,092	1,706,980
Investors Title Co.	2,200	417,340
James River Group Holdings Ltd.	37,400	1,582,768
Kemper Corp.	70,514	4,519,947
Kingstone Cos., Inc.	14,700	238,140
Kinsale Capital Group, Inc.	23,700	1,028,106
Maiden Holdings Ltd.	124,800	1,029,600
MBIA, Inc. *(a)	214,184	1,552,834
National General Holdings Corp.	83,300	1,680,994
National Western Life Group, Inc., Class A	3,994	1,428,175
NI Holdings, Inc. *	16,600	296,974
Primerica, Inc.	77,300	6,841,050
RLI Corp.	69,020	4,078,392
Safety Insurance Group, Inc.	24,970	2,052,534
Selective Insurance Group, Inc.	99,914	5,954,874
State Auto Financial Corp.	24,726	633,975
State National Cos., Inc.	54,800	1,151,896
Stewart Information Services Corp.	34,300	1,301,342
The Navigators Group, Inc.	35,940	2,084,520
Third Point Reinsurance Ltd. *	130,860	2,185,362
Trupanion, Inc. *(a)	37,300	1,050,368
United Fire Group, Inc.	36,800	1,696,112
United Insurance Holdings Corp.	36,800	579,232
44
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Universal Insurance Holdings, Inc.	53,822	1,283,655
WMIH Corp. *	313,200	259,956
		88,219,420

Materials 4.5%
A. Schulman, Inc.	46,609	1,831,734
Advanced Emissions Solutions, Inc. (a)	35,400	425,154
AdvanSix, Inc. *	54,800	2,535,596
AgroFresh Solutions, Inc. *	35,000	206,500
AK Steel Holding Corp. *	538,000	2,469,420
Allegheny Technologies, Inc. *	187,300	4,716,214
American Vanguard Corp.	49,700	1,118,250
Ampco-Pittsburgh Corp.	14,400	238,320
Balchem Corp.	53,700	4,526,373
Boise Cascade Co. *	68,100	2,414,145
Calgon Carbon Corp.	88,685	1,924,464
Carpenter Technology Corp.	80,344	4,000,328
Century Aluminum Co. *	83,000	1,162,000
Chase Corp.	12,100	1,436,875
Clearwater Paper Corp. *	27,200	1,255,280
Cleveland-Cliffs, Inc. *	512,559	3,054,852
Codexis, Inc. *	78,000	479,700
Coeur Mining, Inc. *	328,213	2,491,137
Commercial Metals Co.	193,800	3,775,224
Compass Minerals International, Inc.	58,200	3,817,920
Core Molding Technologies, Inc.	12,400	287,804
Deltic Timber Corp.	19,121	1,770,796
Ferro Corp. *	143,800	3,425,316
Ferroglobe Representation & Warranty Insurance *(d)	108,500	—
Flotek Industries, Inc. *	129,300	636,156
Forterra, Inc. *(a)	31,100	154,256
FutureFuel Corp.	40,400	613,272
GCP Applied Technologies, Inc. *	123,500	3,612,375
Gold Resource Corp.	129,300	469,359
Greif, Inc., Class A	45,894	2,548,494
Greif, Inc., Class B	8,700	546,795
H.B. Fuller Co.	86,594	4,924,601
Hawkins, Inc.	15,500	590,550
Haynes International, Inc.	21,325	760,876
Hecla Mining Co.	679,040	3,205,069
Ingevity Corp. *	71,500	5,092,945
Innophos Holdings, Inc.	34,700	1,697,871
Innospec, Inc.	40,900	2,529,665
Intrepid Potash, Inc. *	159,600	641,592
Kaiser Aluminum Corp.	27,743	2,751,551
KapStone Paper & Packaging Corp.	150,303	3,375,805
Klondex Mines Ltd. *	292,800	846,192
KMG Chemicals, Inc.	16,800	926,184
Koppers Holdings, Inc. *	34,500	1,674,975
Kraton Corp. *	52,135	2,556,179
Kronos Worldwide, Inc.	41,600	1,094,496
Louisiana-Pacific Corp. *	244,572	6,647,467
LSB Industries, Inc. *(a)	28,000	211,400
Materion Corp.	37,029	1,901,439
Minerals Technologies, Inc.	60,322	4,337,152
Myers Industries, Inc.	34,900	753,840
Neenah Paper, Inc.	28,353	2,461,040
Olympic Steel, Inc.	12,200	230,336
OMNOVA Solutions, Inc. *	82,500	911,625
P.H. Glatfelter Co.	70,300	1,473,488
PolyOne Corp.	139,876	6,444,087
Quaker Chemical Corp.	22,800	3,541,296
Rayonier Advanced Materials, Inc.	69,342	996,444
Ryerson Holding Corp. *	25,800	227,040
Schnitzer Steel Industries, Inc., Class A	43,300	1,275,185
Schweitzer-Mauduit International, Inc.	52,500	2,217,075
Sensient Technologies Corp.	76,014	5,780,865
45
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Stepan Co.	34,200	2,731,212
Summit Materials, Inc., Class A *	179,677	5,641,858
SunCoke Energy, Inc. *	116,900	1,296,421
TimkenSteel Corp. *	63,644	891,016
Trecora Resources *	42,800	520,020
Tredegar Corp.	42,100	814,635
Trinseo S.A.	76,000	5,396,000
Tronox Ltd., Class A	148,800	3,938,736
UFP Technologies, Inc. *	16,100	496,685
United States Lime & Minerals, Inc.	2,700	245,295
US Concrete, Inc. *	26,800	2,095,760
Valhi, Inc.	25,000	108,750
Verso Corp., Class A *	58,500	410,085
Warrior Met Coal, Inc.	27,200	707,744
Worthington Industries, Inc.	76,417	3,476,973
		158,793,629

Media 1.3%
AMC Entertainment Holdings, Inc., Class A (a)	92,300	1,282,970
Beasley Broadcasting Group, Inc., Class A	17,600	166,320
Central European Media Enterprises Ltd., Class A *	154,400	710,240
Clear Channel Outdoor Holdings, Inc., Class A	61,800	234,840
Daily Journal Corp. *	2,000	464,200
Emerald Expositions Events, Inc.	24,600	572,934
Entercom Communications Corp., Class A (a)	43,000	475,150
Entravision Communications Corp., Class A	98,600	512,720
Eros International plc *(a)	36,390	445,778
Gannett Co., Inc.	195,800	1,703,460
Global Eagle Entertainment, Inc. *	77,200	187,596
Gray Television, Inc. *	115,593	1,799,783
Hemisphere Media Group, Inc. *	29,200	356,240
IMAX Corp. *	99,100	2,403,175
Liberty Media Corp. - Liberty Braves, Class A *	22,300	523,604
Liberty Media Corp. - Liberty Braves, Class C *	55,500	1,310,355
Loral Space & Communications, Inc. *	25,600	1,207,040
MDC Partners, Inc., Class A *	98,180	1,129,070
Meredith Corp.	67,300	3,566,900
MSG Networks, Inc., Class A *	97,200	1,686,420
National CineMedia, Inc.	95,700	644,061
New Media Investment Group, Inc.	87,582	1,398,685
Nexstar Media Group, Inc., Class A	77,098	4,918,852
Reading International, Inc., Class A *	39,800	622,870
Saga Communications, Inc., Class A	6,400	280,000
Salem Media Group, Inc.	21,000	134,400
Scholastic Corp.	49,069	1,812,609
Sinclair Broadcast Group, Inc., Class A	121,202	3,842,103
The E.W. Scripps Co., Class A *	103,471	1,794,187
The New York Times Co., Class A	213,851	4,084,554
Time, Inc.	173,586	2,013,598
Townsquare Media, Inc., Class A *	10,100	105,444
tronc, Inc. *	30,617	452,672
WideOpenWest, Inc. *	35,100	448,929
World Wrestling Entertainment, Inc., Class A	62,900	1,668,737
		44,960,496

Pharmaceuticals, Biotechnology & Life Sciences 8.2%
Abeona Therapeutics, Inc. *(a)	41,100	737,745
Accelerate Diagnostics, Inc. *(a)	45,100	895,235
Acceleron Pharma, Inc. *	53,527	2,087,553
Achaogen, Inc. *(a)	58,700	746,664
Achillion Pharmaceuticals, Inc. *	226,789	911,692
Aclaris Therapeutics, Inc. *	39,900	1,005,879
Acorda Therapeutics, Inc. *	72,039	1,914,436
Adamas Pharmaceuticals, Inc. *(a)	27,472	677,460
Aduro Biotech, Inc. *	73,381	583,379
Advaxis, Inc. *(a)	56,011	190,437
46
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Aerie Pharmaceuticals, Inc. *	55,144	3,405,142
Agenus, Inc. *	106,654	390,354
Aileron Therapeutics, Inc. *	12,300	148,092
Aimmune Therapeutics, Inc. *	67,000	1,947,690
Akcea Therapeutics, Inc. *(a)	25,700	470,824
Akebia Therapeutics, Inc. *	76,947	1,396,588
Alder Biopharmaceuticals, Inc. *	111,946	1,259,392
AMAG Pharmaceuticals, Inc. *	54,731	859,277
Amicus Therapeutics, Inc. *	280,204	3,990,105
Amphastar Pharmaceuticals, Inc. *	65,926	1,191,283
AnaptysBio, Inc. *(a)	21,700	1,432,851
Anavex Life Sciences Corp. *(a)	51,200	216,064
ANI Pharmaceuticals, Inc. *	13,500	784,080
Aratana Therapeutics, Inc. *	62,700	359,271
Ardelyx, Inc. *	64,340	344,219
Arena Pharmaceuticals, Inc. *	67,860	1,902,116
Array BioPharma, Inc. *	291,979	3,051,181
Assembly Biosciences, Inc. *	23,400	690,534
Asterias Biotherapeutics, Inc. *(a)	45,825	114,563
Atara Biotherapeutics, Inc. *	38,043	540,211
Athenex, Inc. *(a)	13,200	220,968
Athersys, Inc. *(a)	157,000	288,880
Audentes Therapeutics, Inc. *	25,600	680,704
Avexis, Inc. *	42,700	4,462,577
Axovant Sciences Ltd. *	58,100	304,444
Bellicum Pharmaceuticals, Inc. *	47,900	451,218
BioCryst Pharmaceuticals, Inc. *	136,700	615,150
Biohaven Pharmaceutical Holding Co. Ltd. *	16,800	505,008
BioSpecifics Technologies Corp. *	8,000	366,160
BioTime, Inc. *	105,400	252,960
Bluebird Bio, Inc. *	77,200	10,738,520
Blueprint Medicines Corp. *	64,664	4,294,983
Calithera Biosciences, Inc. *	51,100	822,710
Calyxt, Inc. *	14,600	299,008
Cambrex Corp. *	55,300	2,391,725
Cara Therapeutics, Inc. *(a)	39,117	490,527
Cascadian Therapeutics, Inc. *	60,500	277,695
Catalent, Inc. *	212,999	9,071,627
Catalyst Pharmaceuticals, Inc. *	120,500	344,630
Celldex Therapeutics, Inc. *	256,300	625,372
Cempra, Inc. *	91,100	209,530
ChemoCentryx, Inc. *	35,200	231,264
Chimerix, Inc. *	78,386	385,659
Clearside Biomedical, Inc. *(a)	38,600	274,832
Clovis Oncology, Inc. *	74,400	5,607,528
Coherus Biosciences, Inc. *	67,661	761,186
Collegium Pharmaceutical, Inc. *(a)	30,736	317,503
Conatus Pharmaceuticals, Inc. *	44,200	202,878
Concert Pharmaceuticals, Inc. *	32,122	547,680
Corbus Pharmaceuticals Holdings, Inc. *(a)	74,300	527,530
Corcept Therapeutics, Inc. *	152,206	2,996,936
Corium International, Inc. *	33,600	338,688
Corvus Pharmaceuticals, Inc. *	17,500	237,650
Curis, Inc. *	158,654	250,673
Cytokinetics, Inc. *	71,200	971,880
CytomX Therapeutics, Inc. *	48,800	976,000
Depomed, Inc. *	106,300	514,492
Dermira, Inc. *	63,700	1,705,249
Dova Pharmaceuticals, Inc. *(a)	9,900	248,094
Durect Corp. *	263,476	210,069
Dynavax Technologies Corp. *	103,900	2,285,800
Eagle Pharmaceuticals, Inc. *	13,524	726,915
Edge Therapeutics, Inc. *	27,900	302,994
Editas Medicine, Inc. *(a)	56,800	1,408,640
Emergent BioSolutions, Inc. *	61,500	2,520,885
Enanta Pharmaceuticals, Inc. *	26,322	1,307,414
Enzo Biochem, Inc. *	66,300	653,055
Epizyme, Inc. *	65,259	1,089,825
47
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Esperion Therapeutics, Inc. *	28,770	1,315,940
Exact Sciences Corp. *	198,362	10,907,926
Fate Therapeutics, Inc. *	66,000	314,820
FibroGen, Inc. *	111,209	6,211,023
Five Prime Therapeutics, Inc. *	45,000	2,018,700
Flexion Therapeutics, Inc. *(a)	54,643	1,202,692
Fluidigm Corp. *	50,000	290,000
Fortress Biotech, Inc. *(a)	56,900	212,806
Foundation Medicine, Inc. *	25,600	1,152,000
G1 Therapeutics, Inc. *	14,600	344,998
Genocea Biosciences, Inc. *(a)	49,100	56,956
Genomic Health, Inc. *	31,700	1,039,443
Geron Corp. *(a)	247,200	556,200
Global Blood Therapeutics, Inc. *	61,600	2,451,680
Halozyme Therapeutics, Inc. *	204,700	3,629,331
Heron Therapeutics, Inc. *	70,860	1,087,701
Horizon Pharma plc *	281,200	3,813,072
Idera Pharmaceuticals, Inc. *	166,529	259,785
Ignyta, Inc. *	96,045	1,479,093
Immune Design, Corp. *	34,143	169,008
ImmunoGen, Inc. *	150,500	872,900
Immunomedics, Inc. *	173,200	1,856,704
Impax Laboratories, Inc. *	123,800	2,246,970
INC Research Holdings, Inc., Class A *	94,300	5,389,245
Innoviva, Inc. *	130,100	1,592,424
Inovio Pharmaceuticals, Inc. *	154,162	898,764
Insmed, Inc. *	124,914	3,373,927
Insys Therapeutics, Inc. *(a)	57,579	296,532
Intellia Therapeutics, Inc. *(a)	26,300	818,456
Intersect ENT, Inc. *	45,868	1,359,986
Intra-Cellular Therapies, Inc. *	58,100	905,779
Invitae Corp. *(a)	73,300	618,652
Iovance Biotherapeutics, Inc. *	81,472	633,445
Ironwood Pharmaceuticals, Inc. *	233,400	3,589,692
Jounce Therapeutics, Inc. *	27,700	387,800
Kala Pharmaceuticals, Inc. *	13,700	220,022
Karyopharm Therapeutics, Inc. *	66,763	681,650
Keryx Biopharmaceuticals, Inc. *	147,234	954,076
Kindred Biosciences, Inc. *	35,500	264,475
Kura Oncology, Inc. *(a)	39,200	584,080
La Jolla Pharmaceutical Co. *	33,879	1,164,082
Lannett Co., Inc. *(a)	48,300	961,170
Lexicon Pharmaceuticals, Inc. *(a)	68,300	695,977
Ligand Pharmaceuticals, Inc. *	33,843	4,919,080
Loxo Oncology, Inc. *	38,700	3,334,392
Luminex Corp.	76,000	1,622,600
MacroGenics, Inc. *	61,749	1,222,013
Madrigal Pharmaceuticals, Inc. *	13,800	689,862
Matinas BioPharma Holdings, Inc. *(a)	89,500	100,240
MediciNova, Inc. *(a)	46,400	329,904
Medpace Holdings, Inc. *	13,500	505,845
Merrimack Pharmaceuticals, Inc. (a)	25,740	302,188
Mersana Therapeutics, Inc. *	9,600	156,096
MiMedx Group, Inc. *(a)	192,750	2,444,070
Minerva Neurosciences, Inc. *	57,000	359,100
Miragen Therapeutics, Inc. *	21,300	176,364
Momenta Pharmaceuticals, Inc. *	136,086	1,918,813
MyoKardia, Inc. *	34,000	1,307,300
Myriad Genetics, Inc. *	106,686	3,657,196
NanoString Technologies, Inc. *	36,400	362,544
NantKwest, Inc. *(a)	57,600	266,112
Natera, Inc. *	58,700	645,113
Nektar Therapeutics *	256,771	6,185,613
NeoGenomics, Inc. *	89,888	779,329
Neos Therapeutics, Inc. *(a)	43,700	454,480
NewLink Genetics Corp. *(a)	34,800	325,728
Novavax, Inc. *(a)	420,621	458,477
Novelion Therapeutics, Inc. *	25,900	122,248
48
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Nymox Pharmaceutical Corp. *(a)	50,400	179,424
Ocular Therapeutix, Inc. *(a)	38,470	221,587
Omeros Corp. *(a)	77,300	1,218,248
Organovo Holdings, Inc. *(a)	154,441	245,561
Otonomy, Inc. *	48,000	142,800
Ovid therapeutics, Inc. *	14,500	93,960
Pacific Biosciences of California, Inc. *	181,000	765,630
Pacira Pharmaceuticals, Inc. *	65,400	2,096,070
Paratek Pharmaceuticals, Inc. *	38,408	821,931
PDL BioPharma, Inc. *	258,800	766,048
Phibro Animal Health Corp., Class A	32,500	1,223,625
Pieris Pharmaceuticals, Inc. *	57,600	290,880
Portola Pharmaceuticals, Inc. *	95,900	4,738,419
PRA Health Sciences, Inc. *	84,300	6,864,549
Prestige Brands Holdings, Inc. *	93,900	4,403,910
Progenics Pharmaceuticals, Inc. *	145,500	900,645
Protagonist Therapeutics, Inc. *(a)	13,200	197,604
Prothena Corp. plc *	65,453	3,799,547
PTC Therapeutics, Inc. *	68,136	1,276,869
Puma Biotechnology, Inc. *	49,100	6,250,430
Ra Pharmaceuticals, Inc. *	21,800	286,452
Radius Health, Inc. *(a)	62,014	1,991,270
Reata Pharmaceuticals, Inc., Class A *(a)	23,600	714,608
Recro Pharma, Inc. *	30,500	263,215
REGENXBIO, Inc. *	44,100	1,320,795
Repligen Corp. *	63,900	2,377,080
Retrophin, Inc. *	67,593	1,681,038
Revance Therapeutics, Inc. *	37,208	967,408
Rigel Pharmaceuticals, Inc. *	219,800	824,250
Sage Therapeutics, Inc. *	57,495	3,638,284
Sangamo Therapeutics, Inc. *	141,000	1,748,400
Sarepta Therapeutics, Inc. *	99,200	4,891,552
Selecta Biosciences, Inc. *(a)	29,600	628,112
Seres Therapeutics, Inc. *	34,800	349,392
Sienna Biopharmaceuticals, Inc. *	8,700	170,520
Spark Therapeutics, Inc. *	44,800	3,624,320
Spectrum Pharmaceuticals, Inc. *	136,700	2,677,953
Stemline Therapeutics, Inc. *	40,200	548,730
Strongbridge Biopharma plc *(a)	46,400	278,400
Sucampo Pharmaceuticals, Inc., Class A *	40,218	402,180
Supernus Pharmaceuticals, Inc. *	83,800	3,486,080
Syndax Pharmaceuticals, Inc. *	24,400	272,792
Synergy Pharmaceuticals, Inc. *(a)	383,700	1,047,501
Syros Pharmaceuticals, Inc. *	21,300	366,360
Teligent, Inc. *	90,900	516,312
Tetraphase Pharmaceuticals, Inc. *	90,353	543,022
TG Therapeutics, Inc. *(a)	74,950	610,842
The Medicines Co. *	114,328	3,285,787
TherapeuticsMD, Inc. *(a)	253,855	1,198,196
Theravance Biopharma, Inc. *(a)	72,800	2,101,008
Tocagen, Inc. *	13,700	151,659
Trevena, Inc. *	70,634	105,951
Ultragenyx Pharmaceutical, Inc. *	65,841	3,034,612
Vanda Pharmaceuticals, Inc. *	74,600	1,171,220
VBI Vaccines, Inc. *(a)	42,800	147,232
Veracyte, Inc. *	45,400	388,170
Versartis, Inc. *	53,335	96,003
Voyager Therapeutics, Inc. *	26,900	566,514
WaVe Life Sciences Ltd. *(a)	20,700	477,135
XBiotech, Inc. *(a)	40,600	172,956
Xencor, Inc. *	67,128	1,327,792
ZIOPHARM Oncology, Inc. *(a)	236,064	1,100,058
Zogenix, Inc. *	53,125	1,992,187
Zynerba Pharmaceuticals, Inc. *(a)	19,200	188,160
		291,313,966

49
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Real Estate 7.1%
Acadia Realty Trust	139,957	3,939,790
Agree Realty Corp.	48,800	2,307,752
Alexander & Baldwin, Inc.	80,360	3,635,486
Alexander's, Inc.	3,741	1,537,551
Altisource Portfolio Solutions S.A. *(a)	17,887	462,200
Altisource Residential Corp.	87,800	936,826
American Assets Trust, Inc.	73,200	2,839,428
Armada Hoffler Properties, Inc.	74,900	1,068,823
Ashford Hospitality Prime, Inc.	52,487	510,174
Ashford Hospitality Trust, Inc.	128,682	904,634
Bluerock Residential Growth REIT, Inc.	41,408	467,496
CareTrust REIT, Inc.	127,665	2,412,869
CatchMark Timber Trust, Inc., Class A	57,209	732,275
CBL & Associates Properties, Inc.	307,100	2,407,664
Cedar Realty Trust, Inc.	148,800	809,472
Chatham Lodging Trust	74,334	1,616,765
Chesapeake Lodging Trust	102,585	2,862,121
City Office REIT, Inc.	44,500	580,280
Clipper Realty, Inc.	26,300	285,881
Community Healthcare Trust, Inc.	29,500	809,185
Consolidated-Tomoka Land Co.	7,600	444,752
CorEnergy Infrastructure Trust, Inc.	19,500	703,560
Cousins Properties, Inc.	714,007	6,440,343
DiamondRock Hospitality Co.	340,717	3,700,187
Easterly Government Properties, Inc.	61,800	1,243,416
EastGroup Properties, Inc.	57,990	5,253,314
Education Realty Trust, Inc.	128,213	4,474,634
Farmland Partners, Inc. (a)	59,300	495,155
First Industrial Realty Trust, Inc.	201,237	6,214,199
Forestar Group, Inc. *(a)	18,000	320,400
Four Corners Property Trust, Inc.	102,300	2,524,764
Franklin Street Properties Corp.	173,965	1,739,650
FRP Holdings, Inc. *	12,700	563,245
Getty Realty Corp.	57,159	1,623,887
Gladstone Commercial Corp.	45,800	992,028
Global Medical REIT, Inc. (a)	28,400	240,264
Global Net Lease, Inc.	109,933	2,374,553
Government Properties Income Trust	170,447	3,097,022
Gramercy Property Trust	259,222	7,698,893
Healthcare Realty Trust, Inc.	210,381	6,782,683
Hersha Hospitality Trust	71,125	1,258,201
HFF, Inc., Class A	63,900	2,802,654
Independence Realty Trust, Inc.	122,058	1,238,889
InfraREIT, Inc.	71,000	1,590,400
Investors Real Estate Trust	212,002	1,240,212
iStar, Inc. *	109,700	1,283,490
Jernigan Capital, Inc.	24,300	498,636
Kennedy-Wilson Holdings, Inc.	206,387	4,014,227
Kite Realty Group Trust	141,539	2,645,364
LaSalle Hotel Properties	196,679	5,548,315
Lexington Realty Trust	360,274	3,645,973
LTC Properties, Inc.	65,551	3,048,777
Mack-Cali Realty Corp.	157,300	3,581,721
Marcus & Millichap, Inc. *	33,879	962,841
Maui Land & Pineapple Co., Inc. *	11,100	177,045
MedEquities Realty Trust, Inc.	49,700	577,514
Monmouth Real Estate Investment Corp.	117,100	1,995,384
National Health Investors, Inc.	68,168	5,193,720
National Storage Affiliates Trust	76,021	1,884,561
New Senior Investment Group, Inc.	139,269	1,245,065
NexPoint Residential Trust, Inc.	30,956	735,205
NorthStar Realty Europe Corp.	97,800	1,317,366
One Liberty Properties, Inc.	26,400	639,672
Pebblebrook Hotel Trust	114,800	4,093,768
Pennsylvania Real Estate Investment Trust	106,167	1,031,943
Physicians Realty Trust	312,550	5,432,119
50
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Potlatch Corp.	68,503	3,548,455
Preferred Apartment Communities, Inc., Class A	53,297	1,057,945
PS Business Parks, Inc.	33,238	4,398,385
QTS Realty Trust, Inc., Class A	81,287	4,702,453
Quality Care Properties, Inc. *	157,100	2,486,893
Ramco-Gershenson Properties Trust	133,821	1,690,159
RE/MAX Holdings, Inc., Class A	31,400	2,088,100
Redfin Corp. *(a)	17,400	409,596
Retail Opportunity Investments Corp.	195,047	3,506,945
Rexford Industrial Realty, Inc.	123,116	3,655,314
RLJ Lodging Trust	290,284	6,287,551
Ryman Hospitality Properties, Inc.	77,585	5,130,696
Sabra Health Care REIT, Inc.	294,717	5,870,763
Safety Income and Growth, Inc.	11,500	206,655
Saul Centers, Inc.	19,100	1,167,392
Select Income REIT	111,628	2,696,932
Seritage Growth Properties, Class A (a)	42,700	1,756,251
STAG Industrial, Inc.	159,300	4,348,890
Starwood Waypoint Homes	216,300	7,853,853
Stratus Properties, Inc.	9,200	273,700
Summit Hotel Properties, Inc.	170,100	2,689,281
Sunstone Hotel Investors, Inc.	378,154	6,171,473
Tejon Ranch Co. *	29,092	548,384
Terreno Realty Corp.	89,600	3,290,112
The GEO Group, Inc.	204,420	5,304,699
The RMR Group, Inc., Class A	11,919	625,152
The St. Joe Co. *	85,600	1,523,680
Tier REIT, Inc.	87,000	1,702,590
Trinity Place Holdings, Inc. *	32,544	234,317
UMH Properties, Inc.	53,200	794,808
Universal Health Realty Income Trust	22,644	1,657,767
Urban Edge Properties	162,387	3,809,599
Urstadt Biddle Properties, Inc., Class A	46,774	1,016,399
Washington Prime Group, Inc.	306,300	2,398,329
Washington Real Estate Investment Trust	135,682	4,367,604
Whitestone REIT (a)	63,400	847,024
Xenia Hotels & Resorts, Inc.	182,462	3,970,373
		249,825,202

Retailing 2.7%
1-800-Flowers.com, Inc., Class A *	46,800	439,920
Aaron's, Inc.	110,400	4,062,720
Abercrombie & Fitch Co., Class A	119,763	1,608,417
America's Car-Mart, Inc. *	16,000	685,600
American Eagle Outfitters, Inc.	279,615	3,640,587
Asbury Automotive Group, Inc. *	30,585	1,877,919
Ascena Retail Group, Inc. *	314,263	609,670
At Home Group, Inc. *	7,600	155,800
Barnes & Noble Education, Inc. *	60,495	329,698
Barnes & Noble, Inc.	122,310	856,170
Big 5 Sporting Goods Corp. (a)	32,284	205,003
Big Lots, Inc.	79,110	4,059,134
Boot Barn Holdings, Inc. *	21,411	176,213
Build-A-Bear Workshop, Inc. *	25,700	200,460
Caleres, Inc.	67,775	1,852,291
Camping World Holdings, Inc., Class A	51,800	2,176,636
Carvana Co. *(a)	24,800	351,664
Chico's FAS, Inc.	207,151	1,655,136
Citi Trends, Inc.	24,846	540,649
Conn's, Inc. *(a)	28,100	864,075
Core-Mark Holding Co., Inc.	78,182	2,662,879
Dillard's, Inc., Class A (a)	24,500	1,244,600
DSW, Inc., Class A	115,000	2,202,250
Duluth Holdings, Inc., Class B *(a)	16,700	345,022
Express, Inc. *	115,898	784,629
Five Below, Inc. *	90,300	4,989,075
Francesca's Holdings Corp. *	59,600	385,612
51
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Fred's, Inc., Class A (a)	60,300	265,923
FTD Cos., Inc. *	28,097	303,448
Gaia, Inc. *	19,900	241,785
Genesco, Inc. *	32,744	802,228
GNC Holdings, Inc., Class A (a)	105,000	718,200
Group 1 Automotive, Inc.	34,300	2,694,951
Groupon, Inc. *	572,200	2,729,394
Guess?, Inc.	94,900	1,538,329
Haverty Furniture Cos., Inc.	30,300	722,655
Hibbett Sports, Inc. *	39,475	505,280
HSN, Inc.	54,055	2,037,873
J. Jill, Inc. *	17,700	90,447
J.C. Penney Co., Inc. *(a)	511,900	1,433,320
Kirkland's, Inc. *	27,800	325,260
Lands' End, Inc. *(a)	24,200	263,780
Liberty TripAdvisor Holdings, Inc., Class A *	127,111	1,372,799
Lithia Motors, Inc., Class A	40,237	4,554,024
Lumber Liquidators Holdings, Inc. *	48,098	1,480,456
MarineMax, Inc. *	45,300	840,315
Monro, Inc.	54,646	2,696,780
Nutrisystem, Inc.	50,348	2,514,883
Office Depot, Inc.	844,700	2,618,570
Ollie's Bargain Outlet Holdings, Inc. *	79,800	3,563,070
Overstock.com, Inc. *(a)	30,900	1,418,310
Party City Holdco, Inc. *	43,516	485,203
PetMed Express, Inc.	34,500	1,219,920
Pier 1 Imports, Inc.	144,900	602,784
Rent-A-Center, Inc. (a)	70,285	698,633
RH *(a)	34,141	3,069,959
Sears Holdings Corp. *(a)	43,000	236,930
Shoe Carnival, Inc.	19,750	370,708
Shutterfly, Inc. *	58,547	2,499,957
Sleep Number Corp. *	71,112	2,311,140
Sonic Automotive, Inc., Class A	42,074	835,169
Sportsman's Warehouse Holdings, Inc. *(a)	44,500	182,450
Tailored Brands, Inc.	92,669	1,431,736
The Buckle, Inc. (a)	53,164	874,548
The Cato Corp., Class A	40,904	526,025
The Children's Place, Inc.	29,690	3,230,272
The Container Store Group, Inc. *	39,900	144,039
The Finish Line, Inc., Class A	81,919	759,389
Tile Shop Holdings, Inc.	70,800	605,340
Tilly's, Inc., Class A	20,600	245,346
Vitamin Shoppe, Inc. *	40,000	184,000
Weyco Group, Inc.	9,100	247,429
Winmark Corp.	4,500	588,375
Zumiez, Inc. *	30,100	531,265
		96,574,526

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc. *	67,837	5,747,151
Alpha & Omega Semiconductor Ltd. *	28,000	516,040
Ambarella, Inc. *	53,300	3,008,252
Amkor Technology, Inc. *	167,518	1,938,183
Axcelis Technologies, Inc. *	54,100	1,779,890
AXT, Inc. *	64,000	595,200
Brooks Automation, Inc.	114,231	3,928,404
Cabot Microelectronics Corp.	43,300	4,185,811
CEVA, Inc. *	36,536	1,764,689
Cirrus Logic, Inc. *	109,600	6,137,600
Cohu, Inc.	46,600	1,202,280
Cree, Inc. *	170,700	6,093,990
CyberOptics Corp. *	12,100	174,240
Diodes, Inc. *	67,981	2,334,468
DSP Group, Inc. *	45,900	615,060
Entegris, Inc.	246,400	8,069,600
FormFactor, Inc. *	123,391	2,245,716
52
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
GSI Technology, Inc. *	25,700	177,844
Ichor Holdings Ltd. *	31,100	970,009
Impinj, Inc. *(a)	30,100	1,027,614
Inphi Corp. *	72,633	2,976,500
Integrated Device Technology, Inc. *	228,889	7,111,581
IXYS Corp. *	42,600	1,052,220
Kopin Corp. *	95,000	333,450
Lattice Semiconductor Corp. *	224,000	1,310,400
MACOM Technology Solutions Holdings, Inc. *	67,690	2,767,167
MaxLinear, Inc. *	101,760	2,490,067
MKS Instruments, Inc.	92,989	10,103,255
Monolithic Power Systems, Inc.	68,300	8,310,061
Nanometrics, Inc. *	40,600	1,147,762
NeoPhotonics Corp. *(a)	80,063	417,128
NVE Corp.	8,500	723,180
PDF Solutions, Inc. *	44,800	656,320
Photronics, Inc. *	108,337	1,050,869
Pixelworks, Inc. *	87,000	486,330
Power Integrations, Inc.	51,362	4,126,937
Rambus, Inc. *	178,500	2,625,735
Rudolph Technologies, Inc. *	54,400	1,509,600
Semtech Corp. *	108,329	4,446,905
Sigma Designs, Inc. *	78,958	477,696
Silicon Laboratories, Inc. *	70,550	6,695,195
SMART Global Holdings, Inc. *	34,300	1,075,991
SunPower Corp. *(a)	101,400	721,968
Synaptics, Inc. *	59,800	2,219,776
Ultra Clean Holdings, Inc. *	55,500	1,416,360
Veeco Instruments, Inc. *	80,955	1,461,238
Xcerra Corp. *	84,400	831,340
Xperi Corp.	83,859	1,928,757
		122,985,829

Software & Services 8.7%
2U, Inc. *	76,658	4,877,749
8x8, Inc. *	159,600	2,130,660
A10 Networks, Inc. *	92,019	672,659
ACI Worldwide, Inc. *	206,752	4,978,588
Actua Corp. *	56,400	871,380
Acxiom Corp. *	132,700	3,338,732
Agilysys, Inc. *	24,000	294,480
Alarm.com Holdings, Inc. *	33,600	1,568,448
Alteryx, Inc., Class A *	14,900	336,591
Amber Road, Inc. *	41,000	305,860
American Software, Inc., Class A	45,000	558,450
Appfolio, Inc., Class A *	14,600	670,140
Apptio, Inc., Class A *	39,600	960,300
Aspen Technology, Inc. *	127,699	8,239,139
Bankrate, Inc. *	74,600	1,036,940
Barracuda Networks, Inc. *	43,200	1,006,992
Bazaarvoice, Inc. *	142,400	687,080
Benefitfocus, Inc. *	26,390	723,086
Blackbaud, Inc.	81,469	8,252,810
Blackhawk Network Holdings, Inc. *	96,102	3,262,663
Blackline, Inc. *	25,800	916,416
Blucora, Inc. *	73,100	1,586,270
Bottomline Technologies de, Inc. *	70,700	2,301,992
Box, Inc., Class A *	139,100	3,053,245
Brightcove, Inc. *	73,900	591,200
BroadSoft, Inc. *	52,250	2,865,913
CACI International, Inc., Class A *	41,858	6,017,087
Callidus Software, Inc. *	107,200	2,717,520
Carbonite, Inc. *	41,200	935,240
Cardtronics plc, Class A *	78,300	1,793,070
Care.com, Inc. *	23,800	365,806
Cars.com, Inc. *	125,600	2,991,792
Cass Information Systems, Inc.	17,740	1,144,230
53
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
ChannelAdvisor Corp. *	39,100	439,875
Cimpress N.V. *	43,300	4,725,762
Cloudera, Inc. *	22,600	341,938
CommerceHub, Inc., Series A *	20,000	446,600
CommerceHub, Inc., Series C *	49,100	1,047,303
CommVault Systems, Inc. *	67,847	3,531,436
Convergys Corp.	162,300	4,175,979
Cornerstone OnDemand, Inc. *	89,300	3,425,548
Coupa Software, Inc. *	55,200	1,918,200
CSG Systems International, Inc.	56,400	2,387,976
DHI Group, Inc. *	76,400	168,080
Digimarc Corp. *(a)	17,200	614,040
Ebix, Inc.	39,500	2,684,025
Ellie Mae, Inc. *	58,700	5,280,065
Endurance International Group Holdings, Inc. *	96,802	793,776
Envestnet, Inc. *	72,854	3,890,404
EPAM Systems, Inc. *	84,383	7,691,510
Etsy, Inc. *	194,363	3,245,862
Everbridge, Inc. *	28,200	751,248
Everi Holdings, Inc. *	106,600	883,714
EVERTEC, Inc.	103,000	1,545,000
Exa Corp. *	21,600	523,584
ExlService Holdings, Inc. *	57,592	3,594,893
Fair Isaac Corp.	51,391	7,459,918
Five9, Inc. *	93,800	2,366,574
Gigamon, Inc. *	60,300	2,321,550
Glu Mobile, Inc. *	170,358	683,136
Gogo, Inc. *(a)	100,600	999,964
GrubHub, Inc. *	145,576	8,883,048
GTT Communications, Inc. *	53,043	1,933,417
Hortonworks, Inc. *	92,800	1,532,128
HubSpot, Inc. *	59,589	5,157,428
Imperva, Inc. *	55,442	2,367,373
Information Services Group, Inc. *	48,500	197,880
Instructure, Inc. *	40,800	1,419,840
Internap Corp. *	135,100	628,215
j2 Global, Inc.	79,428	5,888,792
Leaf Group Ltd. *	24,000	169,200
Limelight Networks, Inc. *	147,000	727,650
Liquidity Services, Inc. *	37,500	213,750
LivePerson, Inc. *	97,300	1,367,065
ManTech International Corp., Class A	44,700	2,074,527
MAXIMUS, Inc.	110,617	7,348,287
MicroStrategy, Inc., Class A *	16,462	2,177,264
MINDBODY, Inc., Class A *	70,800	2,283,300
Mitek Systems, Inc. *	46,200	411,180
MobileIron, Inc. *	92,736	357,034
Model N, Inc. *	45,800	666,390
MoneyGram International, Inc. *	53,700	835,035
Monotype Imaging Holdings, Inc.	72,200	1,664,210
MuleSoft, Inc., Class A *	42,000	982,380
New Relic, Inc. *	52,000	2,669,160
NIC, Inc.	105,500	1,793,500
Nutanix, Inc., Class A *	96,700	2,755,950
Okta, Inc. *	23,900	691,188
Ominto, Inc. *(a)	24,500	78,155
Park City Group, Inc. *(a)	25,000	276,250
Paycom Software, Inc. *	84,407	6,938,255
Paylocity Holding Corp. *	43,145	2,304,374
Pegasystems, Inc.	62,900	3,667,070
Perficient, Inc. *	61,997	1,205,842
Planet Payment, Inc. *	66,200	295,914
Presidio, Inc. *	30,900	457,320
Progress Software Corp.	79,220	3,353,383
Proofpoint, Inc. *	73,800	6,819,858
PROS Holdings, Inc. *	41,600	939,744
Q2 Holdings, Inc. *	52,093	2,216,557
QAD, Inc., Class A	20,400	754,800
54
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Qualys, Inc. *	55,326	2,926,745
QuinStreet, Inc. *	60,000	534,000
Quotient Technology, Inc. *	123,732	1,936,406
Rapid7, Inc. *	31,100	562,288
RealNetworks, Inc. *	38,000	179,360
RealPage, Inc. *	98,800	4,278,040
Reis, Inc.	11,900	217,175
RingCentral, Inc., Class A *	107,968	4,550,851
Rosetta Stone, Inc. *	31,000	315,270
Science Applications International Corp.	76,584	5,616,671
SecureWorks Corp., Class A *	9,300	93,186
ServiceSource International, Inc. *	105,500	367,140
Shutterstock, Inc. *	35,860	1,398,181
Silver Spring Networks, Inc. *	77,600	1,250,912
SPS Commerce, Inc. *	28,300	1,391,228
Stamps.com, Inc. *	27,300	6,126,120
StarTek, Inc. *	17,100	204,174
Sykes Enterprises, Inc. *	67,493	1,953,247
Synchronoss Technologies, Inc. *	70,962	803,999
Syntel, Inc. *	56,917	1,329,581
TechTarget, Inc. *	31,700	394,982
Telenav, Inc. *	61,700	397,965
TeleTech Holdings, Inc.	22,500	937,125
The Hackett Group, Inc.	41,600	642,304
The Meet Group, Inc. *	149,000	505,110
The Rubicon Project, Inc. *	92,361	328,805
The Trade Desk, Inc., Class A *	39,900	2,630,208
TiVo Corp.	202,009	3,666,463
Travelport Worldwide Ltd.	219,062	3,437,083
TrueCar, Inc. *	115,259	1,864,891
Tucows, Inc., Class A *(a)	15,000	876,750
Twilio, Inc., Class A *	103,700	3,313,215
Unisys Corp. *	92,750	811,563
Upland Software, Inc. *	11,700	257,049
Varonis Systems, Inc. *	31,400	1,369,040
VASCO Data Security International, Inc. *	58,800	799,680
Verint Systems, Inc. *	108,860	4,593,892
Veritone, Inc. *(a)	4,500	159,750
VirnetX Holding Corp. *(a)	105,000	540,750
Virtusa Corp. *	45,800	1,747,728
Web.com Group, Inc. *	64,100	1,544,810
Workiva, Inc. *	44,800	1,001,280
XO Group, Inc. *	39,800	794,408
Yelp, Inc. *	134,400	6,279,168
Yext, Inc. *(a)	19,500	223,860
Zendesk, Inc. *	169,094	5,241,914
Zix Corp. *	88,900	431,165
		307,318,733

Technology Hardware & Equipment 5.1%
3D Systems Corp. *(a)	184,000	2,277,920
Acacia Communications, Inc. *(a)	35,300	1,493,543
ADTRAN, Inc.	79,800	1,683,780
Aerohive Networks, Inc. *	69,500	275,220
Akoustis Technologies, Inc. *(a)	21,100	128,499
Anixter International, Inc. *	48,724	3,347,339
Applied Optoelectronics, Inc. *(a)	31,700	1,291,458
Avid Technology, Inc. *	43,642	193,770
AVX Corp.	87,354	1,645,749
Badger Meter, Inc.	49,580	2,171,604
Bel Fuse, Inc., Class B	14,100	456,135
Belden, Inc.	73,908	5,905,988
Benchmark Electronics, Inc. *	90,294	2,794,599
CalAmp Corp. *	63,500	1,443,355
Calix, Inc. *	62,600	344,300
Ciena Corp. *	241,574	5,138,279
Clearfield, Inc. *	30,900	423,330
55
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Comtech Telecommunications Corp.	37,500	806,625
Control4 Corp. *	41,700	1,228,065
Cray, Inc. *	64,200	1,325,730
CTS Corp.	52,200	1,419,840
Daktronics, Inc.	59,300	609,011
Diebold Nixdorf, Inc.	135,733	2,619,647
Digi International, Inc. *	44,700	464,880
Eastman Kodak Co. *	48,900	261,615
Electro Scientific Industries, Inc. *	56,300	1,007,207
Electronics For Imaging, Inc. *	82,088	2,533,236
EMCORE Corp. *	50,590	417,368
ePlus, Inc. *	23,100	2,208,360
Extreme Networks, Inc. *	186,900	2,242,800
Fabrinet *	60,600	2,253,108
FARO Technologies, Inc. *	26,500	1,372,700
Finisar Corp. *	193,800	4,562,052
Fitbit, Inc., Class A *	294,000	1,805,160
Harmonic, Inc. *	160,700	594,590
II-VI, Inc. *	100,700	4,551,640
Immersion Corp. *	46,379	374,742
Infinera Corp. *	246,404	2,062,402
Insight Enterprises, Inc. *	58,300	2,626,415
InterDigital, Inc.	57,700	4,232,295
Intevac, Inc. *	32,700	274,680
Iteris, Inc. *	41,300	285,383
Itron, Inc. *	57,769	4,514,647
KEMET Corp. *	76,700	1,970,423
Kimball Electronics, Inc. *	53,500	1,177,000
Knowles Corp. *	146,097	2,419,366
KVH Industries, Inc. *	30,800	355,740
Littelfuse, Inc.	38,600	8,067,400
Lumentum Holdings, Inc. *	105,200	6,643,380
Maxwell Technologies, Inc. *	50,000	241,000
Mesa Laboratories, Inc.	4,800	765,360
Methode Electronics, Inc.	59,900	2,809,310
MicroVision, Inc. *(a)	117,700	260,117
MTS Systems Corp.	30,575	1,591,429
Napco Security Systems, Inc. *	21,900	222,285
NETGEAR, Inc. *	57,300	2,673,045
NetScout Systems, Inc. *	149,300	4,240,120
Novanta, Inc. *	55,800	2,639,340
Oclaro, Inc. *	277,500	2,294,925
OSI Systems, Inc. *	30,200	2,669,076
Park Electrochemical Corp.	32,946	622,020
PC Connection, Inc.	17,700	477,900
PCM, Inc. *	17,200	241,660
Plantronics, Inc.	57,130	2,591,417
Plexus Corp. *	56,462	3,468,461
Pure Storage, Inc., Class A *	155,000	2,546,650
Quantenna Communications, Inc. *	35,600	551,444
Quantum Corp. *	47,200	250,160
Radisys Corp. *	56,700	74,844
Rogers Corp. *	30,567	4,648,629
Sanmina Corp. *	132,100	4,322,973
ScanSource, Inc. *	45,205	1,941,555
Sonus Networks, Inc. *	70,411	549,206
Stratasys Ltd. *	84,706	1,907,579
Super Micro Computer, Inc. *	67,326	1,339,787
SYNNEX Corp.	50,500	6,811,440
Systemax, Inc.	19,600	559,580
Tech Data Corp. *	59,067	5,479,646
TTM Technologies, Inc. *	154,092	2,431,572
Ubiquiti Networks, Inc. *(a)	37,972	2,361,099
USA Technologies, Inc. *	88,400	561,340
VeriFone Systems, Inc. *	186,000	3,548,880
ViaSat, Inc. *	92,919	6,049,027
Viavi Solutions, Inc. *	387,100	3,592,288
56
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Vishay Intertechnology, Inc.	232,028	5,162,623
Vishay Precision Group, Inc. *	16,500	405,075
		181,205,237

Telecommunication Services 0.9%
ATN International, Inc.	18,000	977,220
Boingo Wireless, Inc. *	63,100	1,475,278
Cincinnati Bell, Inc. *	77,329	1,476,984
Cogent Communications Holdings, Inc.	70,100	3,778,390
Consolidated Communications Holdings, Inc.	111,692	2,141,135
Frontier Communications Corp. (a)	149,619	1,811,886
General Communication, Inc., Class A *	46,100	1,885,029
Globalstar, Inc. *(a)	768,189	1,236,784
Hawaiian Telcom Holdco, Inc. *	9,713	292,847
IDT Corp., Class B	25,400	334,772
Intelsat S.A. *	63,800	277,530
Iridium Communications, Inc. *	148,700	1,784,400
Lumos Networks Corp. *	34,700	623,212
Ooma, Inc. *	28,700	301,350
ORBCOMM, Inc. *	119,100	1,347,021
pdvWireless, Inc. *(a)	15,305	436,958
Shenandoah Telecommunications Co.	77,900	2,960,200
Spok Holdings, Inc.	39,700	672,915
Straight Path Communications, Inc., Class B *	16,515	2,997,638
Vonage Holdings Corp. *	341,300	2,774,769
Windstream Holdings, Inc.	324,482	610,026
		30,196,344

Transportation 1.6%
Air Transport Services Group, Inc. *	98,700	2,388,540
Allegiant Travel Co.	21,081	2,875,448
ArcBest Corp.	40,572	1,322,647
Atlas Air Worldwide Holdings, Inc. *	41,200	2,527,620
Avis Budget Group, Inc. *	129,500	5,341,875
Costamare, Inc.	97,000	602,370
Covenant Transport Group, Inc., Class A *	21,294	632,432
Daseke, Inc. *	32,400	448,092
Eagle Bulk Shipping, Inc. *(a)	64,500	303,150
Echo Global Logistics, Inc. *	45,275	1,088,864
Forward Air Corp.	52,282	3,003,078
Genco Shipping & Trading Ltd. *	8,000	96,080
Hawaiian Holdings, Inc. *	90,900	3,045,150
Heartland Express, Inc.	82,400	1,757,592
Hertz Global Holdings, Inc. *	91,500	2,275,605
Hub Group, Inc., Class A *	57,998	2,511,313
Knight-Swift Transportation Holdings, Inc. *	211,328	8,759,546
Marten Transport Ltd.	71,608	1,407,097
Matson, Inc.	74,531	2,029,479
Navios Maritime Holdings, Inc. *	168,800	307,216
Radiant Logistics, Inc. *	67,754	330,640
Roadrunner Transportation Systems, Inc. *	57,700	507,760
Safe Bulkers, Inc. *	82,600	293,230
Saia, Inc. *	44,100	2,857,680
Schneider National, Inc., Class B	54,500	1,427,355
Scorpio Bulkers, Inc. *	105,875	847,000
SkyWest, Inc.	85,712	4,037,035
Universal Logistics Holdings, Inc.	11,747	253,735
Werner Enterprises, Inc.	80,249	2,860,877
YRC Worldwide, Inc. *	59,200	797,424
		56,935,930

Utilities 3.7%
ALLETE, Inc.	86,999	6,816,372
American States Water Co.	62,600	3,364,750
AquaVenture Holdings Ltd. *	24,200	294,514
57
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Artesian Resources Corp., Class A	15,700	637,734
Atlantic Power Corp. *	172,300	422,135
Avista Corp.	110,330	5,763,639
Black Hills Corp.	90,498	5,905,900
Cadiz, Inc. *(a)	35,700	473,025
California Water Service Group	86,474	3,631,908
Chesapeake Utilities Corp.	28,100	2,263,455
Connecticut Water Service, Inc.	18,400	1,141,168
Consolidated Water Co., Ltd.	35,976	442,505
Dynegy, Inc. *	182,700	2,274,615
El Paso Electric Co.	69,803	4,013,673
Genie Energy Ltd., Class B	17,611	100,735
Global Water Resources, Inc.	15,000	141,150
IDACORP, Inc.	85,743	7,890,928
MGE Energy, Inc.	58,940	3,892,987
Middlesex Water Co.	26,185	1,138,524
New Jersey Resources Corp.	146,100	6,494,145
Northwest Natural Gas Co.	48,895	3,244,183
NorthWestern Corp.	82,369	4,882,834
NRG Yield, Inc., Class A	59,933	1,099,771
NRG Yield, Inc., Class C	107,624	2,001,806
ONE Gas, Inc.	88,200	6,789,636
Ormat Technologies, Inc.	68,073	4,419,980
Otter Tail Corp.	66,253	3,044,325
Pattern Energy Group, Inc.	128,300	2,959,881
PNM Resources, Inc.	135,500	5,880,700
Portland General Electric Co.	154,008	7,352,342
Pure Cycle Corp. *	30,700	233,320
RGC Resources, Inc. (a)	12,000	349,080
SJW Group.	27,500	1,631,025
South Jersey Industries, Inc.	137,420	4,668,157
Southwest Gas Holdings, Inc.	80,196	6,607,348
Spark Energy, Inc., Class A (a)	27,000	378,000
Spire, Inc.	79,671	6,290,026
TerraForm Global, Inc., Class A *	144,200	702,975
TerraForm Power, Inc.	70,000	940,100
The York Water Co.	19,200	675,840
Unitil Corp.	26,100	1,357,200
WGL Holdings, Inc.	87,533	7,501,578
		130,113,969
Total Common Stock
(Cost $2,369,360,215)		3,509,111,872

Rights 0.0% of net assets

Media 0.0%
Media General, Inc. CVR *(d)	174,886	14,516

Pharmaceuticals, Biotechnology & Life Sciences* 0.0%
Dyax Corp. CVR *(d)	224,713	249,431
Omthera Pharmaceutical CVR *(d)	8,400	—
Tobira Therapeutics, Inc. *(d)	14,029	84,595
		334,026
Total Rights
(Cost $250,273)		348,542

Other Investment Company 3.1% of net assets

Securities Lending Collateral 3.1%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	110,274,741	110,274,741
Total Other Investment Company
(Cost $110,274,741)		110,274,741
58
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Barclays Capital, Inc.
0.60%, 11/01/17 (c)	10,068,225	10,068,225
Total Short-Term Investment
(Cost $10,068,225)		10,068,225

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, mini, expires 12/15/17	252	18,934,020	18,045
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $107,544,231.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
59
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 1.0%
Adient plc	24,062	2,029,870
American Axle & Manufacturing Holdings, Inc. *	32,023	569,689
Autoliv, Inc.	21,000	2,622,060
BorgWarner, Inc.	52,100	2,746,712
Cooper Tire & Rubber Co.	15,600	511,680
Cooper-Standard Holding, Inc. *	5,400	601,992
Dana, Inc.	35,200	1,073,248
Delphi Automotive plc	66,485	6,607,279
Dorman Products, Inc. *	8,900	615,079
Ford Motor Co.	968,677	11,885,667
Fox Factory Holding Corp. *	9,000	382,950
General Motors Co.	326,552	14,035,205
Gentex Corp.	74,400	1,444,104
Gentherm, Inc. *	13,007	435,734
Harley-Davidson, Inc.	42,093	1,992,683
Horizon Global Corp. *	3,717	60,327
LCI Industries	5,400	668,520
Lear Corp.	16,400	2,879,676
Modine Manufacturing Co. *	12,100	254,705
Motorcar Parts of America, Inc. *	13,800	398,958
Standard Motor Products, Inc.	7,500	327,525
Stoneridge, Inc. *	13,100	297,894
Strattec Security Corp.	1,500	69,225
Tenneco, Inc.	10,080	585,749
Tesla, Inc. *	32,519	10,781,024
The Goodyear Tire & Rubber Co.	53,637	1,640,756
Thor Industries, Inc.	10,000	1,362,200
Tower International, Inc.	5,564	169,146
Visteon Corp. *	8,000	1,008,320
VOXX International Corp. *	9,100	60,970
Winnebago Industries, Inc.	7,400	363,710
		68,482,657

Banks 6.9%
1st Source Corp.	6,080	311,965
Ameris Bancorp	12,948	620,209
Arrow Financial Corp.	6,062	213,989
Associated Banc-Corp.	32,290	816,937
Banc of California, Inc.	15,000	315,750
BancFirst Corp.	4,600	251,390
BancorpSouth, Inc.	26,212	828,299
Bank Mutual Corp.	18,268	193,184
Bank of America Corp.	2,442,841	66,909,415
Bank of Hawaii Corp.	10,000	816,100
Bank of the Ozarks, Inc.	32,600	1,519,812
BankUnited, Inc.	26,896	937,326
Banner Corp.	10,571	605,930
BB&T Corp.	203,488	10,019,749
Beneficial Bancorp, Inc.	29,899	493,333
Berkshire Hills Bancorp, Inc.	8,000	306,400
Blue Hills Bancorp, Inc.	6,550	142,135
BofI Holding, Inc. *(b)	20,000	538,000
BOK Financial Corp.	7,340	634,690
Boston Private Financial Holdings, Inc.	20,729	329,591
60
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Bridge Bancorp, Inc.	8,000	284,000
Brookline Bancorp, Inc.	33,705	519,057
Bryn Mawr Bank Corp.	3,400	149,090
Camden National Corp.	3,750	161,888
Capital Bank Financial Corp., Class A	10,300	418,180
Capital City Bank Group, Inc.	6,875	169,538
Capitol Federal Financial, Inc.	37,463	516,615
Cathay General Bancorp	16,006	669,051
CenterState Bank Corp.	17,590	468,598
Central Pacific Financial Corp.	10,269	319,571
Century Bancorp, Inc., Class A	800	67,960
Chemical Financial Corp.	15,770	830,921
CIT Group, Inc.	36,420	1,697,900
Citigroup, Inc.	679,026	49,908,411
Citizens Financial Group, Inc.	126,300	4,800,663
City Holding Co.	4,800	338,352
CoBiz Financial, Inc.	20,000	408,800
Columbia Banking System, Inc.	17,451	759,293
Comerica, Inc.	43,459	3,414,574
Commerce Bancshares, Inc.	20,482	1,191,233
Community Bank System, Inc.	18,260	1,009,595
Community Trust Bancorp, Inc.	10,335	499,180
ConnectOne Bancorp, Inc.	11,100	298,035
Cullen/Frost Bankers, Inc.	15,600	1,536,600
Customers Bancorp, Inc. *	13,200	360,888
CVB Financial Corp.	32,611	778,098
Dime Community Bancshares, Inc.	6,875	151,594
Eagle Bancorp, Inc. *	11,760	783,804
East West Bancorp, Inc.	34,500	2,064,480
Enterprise Financial Services Corp.	7,400	322,640
Essent Group Ltd. *	23,000	980,260
F.N.B. Corp.	90,033	1,214,545
FCB Financial Holdings, Inc., Class A *	14,600	681,820
Federal Agricultural Mortgage Corp., Class C	5,100	378,624
Fifth Third Bancorp	178,314	5,153,275
First BanCorp *	56,579	291,382
First Bancorp (North Carolina)	10,000	367,000
First Busey Corp.	16,033	498,947
First Citizens BancShares, Inc., Class A	1,900	769,500
First Commonwealth Financial Corp.	24,904	362,602
First Defiance Financial Corp.	2,482	134,524
First Financial Bancorp	23,039	628,965
First Financial Bankshares, Inc.	18,200	830,830
First Financial Corp.	2,600	123,500
First Hawaiian, Inc.	11,000	321,640
First Horizon National Corp.	66,116	1,240,997
First Interstate BancSystem, Inc., Class A	8,900	349,770
First Merchants Corp.	9,041	388,763
First Midwest Bancorp, Inc.	34,325	792,564
First Republic Bank	36,924	3,596,398
First United Corp. *	2,475	43,313
Flagstar Bancorp, Inc. *	8,060	301,202
Flushing Financial Corp.	6,800	203,864
Fulton Financial Corp.	37,785	687,687
German American Bancorp, Inc.	5,271	189,651
Glacier Bancorp, Inc.	16,797	637,614
Great Southern Bancorp, Inc.	3,400	182,750
Great Western Bancorp, Inc.	13,000	527,670
Guaranty Bancorp	5,824	165,693
Hancock Holding Co.	23,944	1,167,270
Hanmi Financial Corp.	14,700	452,025
HarborOne Bancorp, Inc. *	15,000	292,650
Heartland Financial USA, Inc.	8,700	428,475
Heritage Commerce Corp.	12,000	184,560
Heritage Financial Corp.	6,135	187,117
Hilltop Holdings, Inc.	14,975	352,811
Home BancShares, Inc.	51,929	1,167,364
HomeStreet, Inc. *	14,000	406,700
61
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Hope Bancorp, Inc.	26,063	480,862
Horizon Bancorp	5,157	141,921
Huntington Bancshares, Inc.	265,936	3,669,917
IBERIABANK Corp.	12,858	948,277
Impac Mortgage Holdings, Inc. *	15,600	204,360
Independent Bank Corp., Massachusetts	5,700	410,970
Independent Bank Corp., Michigan	16,731	376,447
Independent Bank Group, Inc.	5,000	314,500
International Bancshares Corp.	13,484	547,450
Investors Bancorp, Inc.	78,997	1,086,209
JPMorgan Chase & Co.	881,811	88,719,005
Kearny Financial Corp.	29,323	441,311
KeyCorp	274,146	5,003,164
Lakeland Bancorp, Inc.	15,000	308,250
Lakeland Financial Corp.	5,550	267,954
LegacyTexas Financial Group, Inc.	8,700	347,043
LendingTree, Inc. *	2,444	655,114
Live Oak Bancshares, Inc.	5,909	140,043
M&T Bank Corp.	39,167	6,531,881
MainSource Financial Group, Inc.	5,535	208,614
MB Financial, Inc.	20,757	953,577
Mercantile Bank Corp.	4,032	145,555
Meridian Bancorp, Inc.	10,660	210,002
Meta Financial Group, Inc.	1,939	169,178
MGIC Investment Corp. *	102,800	1,470,040
MutualFirst Financial, Inc.	2,000	77,400
National Bank Holdings Corp., Class A	12,800	420,096
Nationstar Mortgage Holdings, Inc. *	10,200	198,594
NBT Bancorp, Inc.	11,500	438,610
New York Community Bancorp, Inc.	114,285	1,435,420
NMI Holdings, Inc., Class A *	13,009	189,281
Northfield Bancorp, Inc.	15,765	268,951
Northrim BanCorp, Inc.	4,281	139,133
Northwest Bancshares, Inc.	19,350	326,434
OceanFirst Financial Corp.	7,150	198,412
Ocwen Financial Corp. *	18,620	64,984
OFG Bancorp	8,163	72,651
Old National Bancorp	29,600	538,720
Oritani Financial Corp.	6,000	101,700
Pacific Continental Corp.	5,235	146,580
Pacific Premier Bancorp, Inc. *	14,000	565,600
PacWest Bancorp	33,562	1,621,716
Park National Corp.	4,845	531,933
Park Sterling Corp.	13,032	163,812
Peapack-Gladstone Financial Corp.	3,842	133,279
People's United Financial, Inc.	89,322	1,666,749
Peoples Bancorp, Inc.	13,100	433,872
Peoples Financial Corp.	3,000	42,750
PHH Corp. *	22,086	291,756
Pinnacle Financial Partners, Inc.	20,230	1,339,226
Popular, Inc.	25,720	943,410
Preferred Bank	3,201	197,598
Premier Financial Bancorp, Inc.	2,909	60,216
Prosperity Bancshares, Inc.	17,300	1,137,994
Provident Financial Holdings, Inc.	4,350	84,086
Provident Financial Services, Inc.	14,017	381,262
QCR Holdings, Inc.	2,998	143,155
Radian Group, Inc.	51,000	1,068,960
Regions Financial Corp.	298,873	4,626,554
Renasant Corp.	8,910	368,874
Republic Bancorp, Inc., Class A	6,521	256,406
S&T Bancorp, Inc.	12,400	507,036
Sandy Spring Bancorp, Inc.	5,900	238,419
Seacoast Banking Corp. of Florida *	17,436	432,238
ServisFirst Bancshares, Inc.	17,000	697,170
Shore Bancshares, Inc.	1,250	20,575
Signature Bank *	14,200	1,846,142
Simmons First National Corp., Class A	14,944	862,269
62
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
South State Corp.	5,584	502,839
Southside Bancshares, Inc.	5,357	189,691
State Bank Financial Corp.	6,200	179,242
Sterling Bancorp	60,535	1,516,402
Stock Yards Bancorp, Inc.	5,505	207,814
Sun Bancorp, Inc.	3,863	97,927
SunTrust Banks, Inc.	116,657	7,023,918
SVB Financial Group *	13,800	3,026,064
Synovus Financial Corp.	28,042	1,313,768
TCF Financial Corp.	50,900	927,398
Texas Capital Bancshares, Inc. *	10,689	919,788
TFS Financial Corp.	21,200	326,904
The First of Long Island Corp.	9,000	283,950
The PNC Financial Services Group, Inc.	119,982	16,412,338
Timberland Bancorp, Inc.	2,000	60,620
Tompkins Financial Corp.	4,024	350,571
Towne Bank	21,600	723,600
TriCo Bancshares	5,682	235,348
TriState Capital Holdings, Inc. *	17,300	391,845
Triumph Bancorp, Inc. *	4,448	137,888
TrustCo Bank Corp.	20,657	189,528
Trustmark Corp.	24,262	799,190
U.S. Bancorp	398,774	21,685,330
UMB Financial Corp.	11,374	836,330
Umpqua Holdings Corp.	51,951	1,062,917
Union Bankshares Corp.	12,893	444,937
United Bankshares, Inc.	28,527	1,025,546
United Community Banks, Inc.	22,878	627,315
United Financial Bancorp, Inc.	14,699	269,139
Univest Corp. of Pennsylvania	5,795	169,793
Valley National Bancorp	77,242	888,283
Walker & Dunlop, Inc. *	9,700	532,433
Washington Federal, Inc.	23,242	808,822
Washington Trust Bancorp, Inc.	3,600	199,800
Waterstone Financial, Inc.	6,868	131,866
Webster Financial Corp.	21,963	1,207,745
Wells Fargo & Co.	1,118,288	62,780,688
WesBanco, Inc.	14,156	571,902
Westamerica Bancorp	5,200	302,796
Western Alliance Bancorp *	26,200	1,461,960
Wintrust Financial Corp.	13,200	1,073,028
WSFS Financial Corp.	6,000	298,200
Zions Bancorp	49,625	2,305,577
		461,919,842

Capital Goods 7.7%
3M Co.	149,527	34,419,620
A.O. Smith Corp.	35,000	2,072,000
AAON, Inc.	10,279	359,765
AAR Corp.	8,400	326,676
Actuant Corp., Class A	10,280	262,140
Acuity Brands, Inc.	10,100	1,688,720
Advanced Drainage Systems, Inc.	7,807	152,627
AECOM *	43,025	1,508,456
Aegion Corp. *	17,800	414,562
Aerojet Rocketdyne Holdings, Inc. *	26,000	821,080
Aerovironment, Inc. *	4,200	214,872
AGCO Corp.	15,462	1,060,229
Air Lease Corp.	25,200	1,094,940
Aircastle Ltd.	14,100	327,966
Alamo Group, Inc.	2,500	263,750
Albany International Corp., Class A	6,718	405,431
Allegion plc	25,133	2,095,841
Allison Transmission Holdings, Inc.	38,555	1,638,202
Altra Industrial Motion Corp.	4,300	205,970
American Railcar Industries, Inc.	4,500	179,100
American Woodmark Corp. *	4,000	386,400
63
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
AMETEK, Inc.	55,959	3,776,673
Apogee Enterprises, Inc.	6,600	315,018
Applied Industrial Technologies, Inc.	13,125	835,406
Arconic, Inc.	100,377	2,521,470
Argan, Inc.	2,852	196,075
Armstrong Flooring, Inc. *	4,247	62,856
Armstrong World Industries, Inc. *	14,595	745,804
Astec Industries, Inc.	5,700	296,115
Astronics Corp. *	2,932	100,861
Axon Enterprise, Inc. *(b)	11,800	271,046
AZZ, Inc.	10,000	478,000
Babcock & Wilcox Enterprises, Inc. *	8,700	38,106
Barnes Group, Inc.	11,200	729,008
Beacon Roofing Supply, Inc. *	16,100	892,101
BMC Stock Holdings, Inc. *	23,915	512,977
Briggs & Stratton Corp.	11,400	287,280
Builders FirstSource, Inc. *	35,772	644,611
BWX Technologies, Inc.	24,900	1,492,008
CAI International, Inc. *	4,600	170,292
Carlisle Cos., Inc.	15,000	1,647,450
Caterpillar, Inc.	145,769	19,795,430
Chart Industries, Inc. *	4,400	191,400
Chicago Bridge & Iron Co., N.V. (b)	18,000	250,920
CIRCOR International, Inc.	3,750	164,813
Colfax Corp. *	26,100	1,088,631
Columbus McKinnon Corp.	4,300	170,108
Comfort Systems USA, Inc.	7,700	341,110
Continental Building Products, Inc. *	8,721	232,851
Crane Co.	13,000	1,080,560
CSW Industrials, Inc. *	3,868	189,725
Cubic Corp.	4,500	245,475
Cummins, Inc.	38,500	6,809,880
Curtiss-Wright Corp.	12,500	1,478,125
Deere & Co.	77,854	10,345,240
DMC Global, Inc.	6,800	147,900
Donaldson Co., Inc.	36,200	1,709,002
Douglas Dynamics, Inc.	4,907	205,849
Dover Corp.	38,161	3,643,994
Ducommun, Inc. *	3,200	105,504
DXP Enterprises, Inc. *	1,700	54,519
Dycom Industries, Inc. *	8,600	755,338
Eaton Corp. plc	107,577	8,608,312
EMCOR Group, Inc.	17,440	1,404,094
Emerson Electric Co.	158,770	10,234,314
Encore Wire Corp.	4,600	207,690
EnerSys	11,700	811,629
Engility Holdings, Inc. *	4,116	138,586
EnPro Industries, Inc.	4,900	410,326
ESCO Technologies, Inc.	3,900	226,005
Esterline Technologies Corp. *	9,000	853,650
Fastenal Co.	73,932	3,472,586
Federal Signal Corp.	12,800	273,280
Flowserve Corp.	35,191	1,550,867
Fluor Corp.	35,719	1,539,132
Fortive Corp.	75,219	5,435,325
Fortune Brands Home & Security, Inc.	40,883	2,700,731
Franklin Electric Co., Inc.	9,700	441,350
Gardner Denver Holdings, Inc. *	10,542	304,137
GATX Corp.	8,900	528,749
Generac Holdings, Inc. *	19,118	995,857
General Cable Corp.	6,700	140,365
General Dynamics Corp.	69,200	14,046,216
General Electric Co.	2,161,262	43,571,042
Gibraltar Industries, Inc. *	6,300	209,475
Global Brass & Copper Holdings, Inc.	8,800	308,000
GMS, Inc. *	6,509	221,631
Graco, Inc.	13,812	1,820,283
Granite Construction, Inc.	8,150	519,074
64
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Great Lakes Dredge & Dock Corp. *	11,600	59,160
Griffon Corp.	15,100	340,505
H&E Equipment Services, Inc.	6,800	223,992
Hardinge, Inc.	4,800	79,392
Harsco Corp. *	36,200	769,250
HD Supply Holdings, Inc. *	51,900	1,836,741
HEICO Corp.	6,468	586,518
HEICO Corp., Class A	13,250	1,008,325
Herc Holdings, Inc. *	5,820	282,037
Hexcel Corp.	21,200	1,286,628
Hillenbrand, Inc.	17,800	703,990
Honeywell International, Inc.	189,633	27,337,493
Hubbell, Inc.	13,967	1,757,328
Huntington Ingalls Industries, Inc.	10,672	2,484,762
Hyster-Yale Materials Handling, Inc.	2,300	180,527
IDEX Corp.	19,025	2,439,195
IES Holdings, Inc. *	5,105	95,464
Illinois Tool Works, Inc.	76,611	11,991,154
Ingersoll-Rand plc	61,300	5,431,180
ITT, Inc.	19,300	900,152
Jacobs Engineering Group, Inc.	26,500	1,542,565
JELD-WEN Holding, Inc. *	10,000	368,800
John Bean Technologies Corp.	8,183	874,763
Johnson Controls International plc	229,321	9,491,596
Kadant, Inc.	3,001	340,914
Kaman Corp.	5,700	318,858
KBR, Inc.	43,900	861,757
Kennametal, Inc.	25,000	1,091,250
KLX, Inc. *	15,600	855,816
Kratos Defense & Security Solutions, Inc. *	11,080	133,403
L.B. Foster Co., Class A *	1,400	34,860
L3 Technologies, Inc.	19,676	3,682,954
Lawson Products, Inc. *	5,500	138,325
Layne Christensen Co. *	4,500	59,445
Lennox International, Inc.	8,449	1,614,857
Lincoln Electric Holdings, Inc.	13,600	1,246,712
Lindsay Corp.	3,100	283,836
Lockheed Martin Corp.	62,535	19,270,786
Lydall, Inc. *	5,500	317,900
Masco Corp.	77,500	3,086,050
Masonite International Corp. *	8,700	583,770
MasTec, Inc. *	15,750	685,912
Mercury Systems, Inc. *	15,800	797,426
Meritor, Inc. *	22,600	587,826
Micronet Enertec Technologies, Inc. *	26,009	21,587
Milacron Holdings Corp. *	12,365	221,952
Moog, Inc., Class A *	7,587	665,835
MRC Global, Inc. *	30,500	523,075
MSC Industrial Direct Co., Inc., Class A	12,000	994,800
Mueller Industries, Inc.	11,800	410,050
Mueller Water Products, Inc., Class A	55,039	657,166
MYR Group, Inc. *	8,500	271,065
National Presto Industries, Inc.	2,900	339,010
Navistar International Corp. *	24,800	1,049,288
NCI Building Systems, Inc. *	14,480	230,956
NN, Inc.	16,700	493,485
Nordson Corp.	11,599	1,469,477
Northrop Grumman Corp.	43,940	12,985,588
NOW, Inc. *	35,105	439,515
Ocean Power Technologies, Inc. *(b)	121,730	150,337
Omega Flex, Inc.	700	45,143
Orbital ATK, Inc.	14,394	1,913,394
Oshkosh Corp.	18,900	1,730,484
Owens Corning	26,800	2,216,092
PACCAR, Inc.	88,548	6,351,548
Park-Ohio Holdings Corp.	3,600	169,740
Parker-Hannifin Corp.	33,300	6,080,913
Patrick Industries, Inc. *	3,177	295,461
65
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Pentair plc	42,885	3,021,677
PGT Innovations, Inc. *	10,000	141,000
Plug Power, Inc. *(b)	54,966	156,653
Powell Industries, Inc.	2,800	81,144
Preformed Line Products Co.	1,000	71,110
Primoris Services Corp.	6,900	195,063
Proto Labs, Inc. *	4,800	418,800
Quanex Building Products Corp.	6,125	134,444
Quanta Services, Inc. *	38,271	1,443,965
Raven Industries, Inc.	5,600	188,440
Raytheon Co.	72,602	13,082,880
RBC Bearings, Inc. *	6,000	742,920
Regal Beloit Corp.	13,600	1,103,640
Rexnord Corp. *	29,900	763,048
Rockwell Automation, Inc.	32,431	6,512,793
Rockwell Collins, Inc.	39,901	5,410,576
Roper Technologies, Inc.	25,069	6,472,064
Rush Enterprises, Inc., Class A *	8,200	416,396
Sensata Technologies Holding N.V. *	43,600	2,132,476
Simpson Manufacturing Co., Inc.	16,200	902,988
SiteOne Landscape Supply, Inc. *	12,000	762,120
Snap-on, Inc.	14,880	2,347,766
Spirit AeroSystems Holdings, Inc., Class A	31,100	2,491,110
SPX Corp. *	7,110	208,252
SPX FLOW, Inc. *	7,110	293,145
Standex International Corp.	3,000	310,650
Stanley Black & Decker, Inc.	38,013	6,141,000
Sun Hydraulics Corp.	5,600	322,168
Teledyne Technologies, Inc. *	9,057	1,539,328
Tennant Co.	4,200	291,270
Terex Corp.	27,000	1,271,970
Textron, Inc.	68,300	3,602,142
The Boeing Co.	138,455	35,718,621
The Gorman-Rupp Co.	5,141	164,409
The Greenbrier Cos., Inc.	5,800	302,760
The KeyW Holding Corp. *	8,400	63,420
The Manitowoc Co., Inc. *	23,200	220,864
The Middleby Corp. *	14,000	1,622,600
The Timken Co.	19,300	909,995
The Toro Co.	25,900	1,627,815
Thermon Group Holdings, Inc. *	9,500	204,345
Titan International, Inc.	30,625	298,288
Titan Machinery, Inc. *	3,600	53,604
TransDigm Group, Inc.	11,800	3,274,500
Trex Co., Inc. *	9,700	1,061,665
TriMas Corp. *	9,293	246,729
Trinity Industries, Inc.	38,000	1,235,760
Triton International Ltd. *	15,020	599,298
Triumph Group, Inc.	17,600	546,480
Tutor Perini Corp. *	7,100	200,220
Twin Disc, Inc. *	17,900	382,165
United Rentals, Inc. *	18,900	2,673,972
United Technologies Corp.	186,056	22,282,067
Univar, Inc. *	26,100	776,475
Universal Forest Products, Inc.	4,600	519,340
USG Corp. *	28,300	971,539
Valmont Industries, Inc.	6,100	969,290
Vectrus, Inc. *	1,938	59,128
Veritiv Corp. *	1,466	47,132
Vicor Corp. *	9,900	213,345
W.W. Grainger, Inc.	14,300	2,827,110
Wabash National Corp.	11,200	252,000
WABCO Holdings, Inc. *	12,733	1,879,009
Wabtec Corp.	23,824	1,822,536
Watsco, Inc.	6,800	1,132,676
Watts Water Technologies, Inc., Class A	7,800	525,720
Welbilt, Inc. *	43,100	950,786
Wesco Aircraft Holdings, Inc. *	13,500	122,175
66
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
WESCO International, Inc. *	12,200	770,430
Woodward, Inc.	14,800	1,144,484
Xylem, Inc.	41,800	2,780,954
		518,107,423

Commercial & Professional Services 0.9%
ABM Industries, Inc.	13,900	583,383
Acacia Research Corp. *	89,600	403,200
ACCO Brands Corp. *	42,001	548,113
Advanced Disposal Services, Inc. *	10,146	252,838
ARC Document Solutions, Inc. *	3,000	13,260
Brady Corp., Class A	15,400	585,970
Casella Waste Systems, Inc., Class A *	13,300	245,518
CBIZ, Inc. *	13,406	227,232
Cintas Corp.	19,650	2,928,636
Clean Harbors, Inc. *	10,900	583,259
CompX International, Inc.	2,000	29,700
Copart, Inc. *	54,436	1,975,482
Covanta Holding Corp.	26,400	425,040
CRA International, Inc.	4,200	177,492
Deluxe Corp.	12,100	842,765
Ennis, Inc.	6,500	130,975
Equifax, Inc.	31,116	3,377,019
Essendant, Inc.	5,800	56,144
Exponent, Inc.	6,600	487,410
Forrester Research, Inc.	6,800	297,160
FTI Consulting, Inc. *	11,500	491,625
GP Strategies Corp. *	1,500	43,575
Healthcare Services Group, Inc.	20,256	1,071,340
Heidrick & Struggles International, Inc.	5,000	124,250
Herman Miller, Inc.	18,700	628,320
HNI Corp.	12,700	434,594
Huron Consulting Group, Inc. *	5,000	183,000
ICF International, Inc. *	6,500	349,050
IHS Markit Ltd. *	88,260	3,760,759
InnerWorkings, Inc. *	7,400	80,512
Insperity, Inc.	6,800	645,320
Interface, Inc.	24,700	563,160
KAR Auction Services, Inc.	36,200	1,713,346
Kelly Services, Inc., Class A	5,700	149,967
Kforce, Inc.	7,105	148,850
Kimball International, Inc., Class B	9,100	174,447
Knoll, Inc.	7,000	148,540
Korn/Ferry International	15,700	656,731
LSC Communications, Inc.	4,579	74,088
ManpowerGroup, Inc.	18,137	2,235,929
Mastech Digital, Inc. *	675	8,606
Matthews International Corp., Class A	5,300	333,105
McGrath RentCorp	4,600	205,620
Mistras Group, Inc. *	4,000	84,040
Mobile Mini, Inc.	14,700	486,570
MSA Safety, Inc.	8,700	691,650
Multi-Color Corp.	4,625	382,488
Navigant Consulting, Inc. *	14,000	242,340
Nielsen Holdings plc	83,300	3,087,931
NL Industries, Inc. *	7,800	101,400
On Assignment, Inc. *	12,700	777,494
Pitney Bowes, Inc.	43,000	590,820
Quad Graphics, Inc.	9,800	223,342
Republic Services, Inc.	57,582	3,746,861
Resources Connection, Inc.	11,300	177,975
Robert Half International, Inc.	33,651	1,742,112
Rollins, Inc.	28,927	1,270,185
RPX Corp. *	10,300	134,106
RR Donnelley & Sons Co.	12,212	112,350
SP Plus Corp. *	5,505	213,319
Steelcase, Inc., Class A	11,500	167,325
67
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Stericycle, Inc. *	19,900	1,409,915
Team, Inc. *	4,548	55,940
Tetra Tech, Inc.	13,131	646,702
The Advisory Board Co. *	13,800	744,165
The Brink's Co.	12,100	920,810
The Dun & Bradstreet Corp.	7,840	915,947
TransUnion *	35,200	1,847,648
TriNet Group, Inc. *	11,600	402,752
TrueBlue, Inc. *	10,100	273,710
UniFirst Corp.	3,700	582,750
US Ecology, Inc.	3,500	166,425
Verisk Analytics, Inc. *	36,600	3,112,830
Viad Corp.	3,625	210,431
Virco Manufacturing Corp. *	1,170	6,611
WageWorks, Inc. *	11,900	758,625
Waste Management, Inc.	100,010	8,217,822
Willdan Group, Inc. *	8,400	252,504
		63,153,225

Consumer Durables & Apparel 1.3%
American Outdoor Brands Corp. *	12,400	177,692
AV Homes, Inc. *	6,500	108,225
Beazer Homes USA, Inc. *	10,835	227,318
Brunswick Corp.	18,400	931,960
CalAtlantic Group, Inc.	12,527	618,082
Callaway Golf Co.	31,065	448,268
Carter's, Inc.	14,400	1,392,912
Cavco Industries, Inc. *	1,610	252,609
Columbia Sportswear Co.	6,900	430,422
Crocs, Inc. *	15,000	153,000
CSS Industries, Inc.	4,800	143,904
D.R. Horton, Inc.	87,290	3,859,091
Deckers Outdoor Corp. *	7,500	511,800
Ethan Allen Interiors, Inc.	10,200	303,450
Flexsteel Industries, Inc.	1,900	95,513
Fossil Group, Inc. *	7,662	60,377
G-III Apparel Group Ltd. *	11,300	286,342
Garmin Ltd.	27,800	1,573,758
GoPro, Inc., Class A *(b)	49,800	519,414
Hamilton Beach Brands Holding Co., Class A *	3,800	147,326
Hanesbrands, Inc.	89,688	2,017,980
Hasbro, Inc.	28,000	2,592,520
Helen of Troy Ltd. *	7,900	733,910
Hovnanian Enterprises, Inc., Class A *	50,500	122,210
Iconix Brand Group, Inc. *	9,600	15,744
Installed Building Products, Inc. *	4,326	301,522
iRobot Corp. *	7,300	490,487
JAKKS Pacific, Inc. *	7,500	20,625
KB Home	19,700	540,371
La-Z-Boy, Inc.	17,600	474,320
Leggett & Platt, Inc.	33,800	1,597,388
Lennar Corp., Class A	49,752	2,769,694
LGI Homes, Inc. *(b)	8,000	482,640
Libbey, Inc.	7,232	49,467
lululemon Athletica, Inc. *	23,957	1,473,595
M.D.C. Holdings, Inc.	9,453	350,139
M/I Homes, Inc. *	3,000	100,200
Malibu Boats, Inc., Class A *	10,000	312,000
Marine Products Corp.	405	5,820
Mattel, Inc.	76,700	1,083,004
Meritage Homes Corp. *	15,000	730,500
Michael Kors Holdings Ltd. *	38,700	1,888,947
Mohawk Industries, Inc. *	14,919	3,905,197
Movado Group, Inc.	5,800	160,660
Nautilus, Inc. *	9,825	127,725
Newell Brands, Inc.	122,097	4,979,116
NIKE, Inc., Class B	323,790	17,805,212
68
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Nova Lifestyle, Inc. *(b)	57,200	88,660
NVR, Inc. *	800	2,625,096
Oxford Industries, Inc.	2,500	161,500
Perry Ellis International, Inc. *	5,500	128,095
PICO Holdings, Inc. *	3,700	69,930
Polaris Industries, Inc.	16,081	1,904,473
PulteGroup, Inc.	68,976	2,085,145
PVH Corp.	19,311	2,448,828
Ralph Lauren Corp.	12,400	1,108,932
Sequential Brands Group, Inc. *	18,160	47,216
Skechers U.S.A., Inc., Class A *	38,000	1,212,960
Steven Madden Ltd. *	14,112	550,368
Sturm, Ruger & Co., Inc. (b)	2,700	133,785
Superior Uniform Group, Inc.	3,200	75,104
Tapestry, Inc.	75,198	3,079,358
Taylor Morrison Home Corp., Class A *	24,528	592,351
Tempur Sealy International, Inc. *	13,900	908,643
Toll Brothers, Inc.	31,200	1,436,448
TopBuild Corp. *	7,688	507,331
TRI Pointe Group, Inc. *	48,700	861,503
Tupperware Brands Corp.	14,300	840,125
Under Armour, Inc., Class A *(b)	50,500	632,260
Under Armour, Inc., Class C *(b)	59,269	683,372
Unifi, Inc. *	10,000	380,500
Universal Electronics, Inc. *	5,200	312,000
Vera Bradley, Inc. *	11,000	79,200
VF Corp.	79,100	5,509,315
Vista Outdoor, Inc. *	17,574	367,472
Vuzix Corp. *(b)	7,800	38,220
Whirlpool Corp.	17,614	2,887,463
William Lyon Homes, Class A *	14,900	413,475
Wolverine World Wide, Inc.	27,500	750,750
		90,292,334

Consumer Services 2.2%
Adtalem Global Education, Inc.	16,800	620,760
American Public Education, Inc. *	5,600	112,000
Aramark	64,600	2,822,374
Ascent Capital Group, Inc., Class A *	3,116	35,055
Belmond Ltd., Class A *	12,600	165,690
Biglari Holdings, Inc. *	279	99,726
BJ's Restaurants, Inc. *	7,300	231,410
Bloomin' Brands, Inc.	20,900	371,602
Boyd Gaming Corp.	21,300	622,599
Bridgepoint Education, Inc. *	13,700	132,616
Bright Horizons Family Solutions, Inc. *	13,712	1,183,346
Brinker International, Inc.	12,650	388,608
Buffalo Wild Wings, Inc. *	4,800	567,360
Caesars Entertainment Corp. *	41,600	538,720
Capella Education Co.	3,000	244,350
Career Education Corp. *	25,114	268,217
Carnival Corp.	100,339	6,661,506
Chegg, Inc. *	19,388	300,708
Chipotle Mexican Grill, Inc. *	6,879	1,870,400
Choice Hotels International, Inc.	12,200	850,950
Churchill Downs, Inc.	2,900	604,795
Chuy's Holdings, Inc. *	6,760	152,100
Cracker Barrel Old Country Store, Inc. (b)	5,146	803,445
Darden Restaurants, Inc.	33,068	2,720,504
Dave & Buster's Entertainment, Inc. *	12,600	607,320
Del Taco Restaurants, Inc. *	8,895	112,878
Denny's Corp. *	21,100	275,777
DineEquity, Inc.	3,000	142,830
Domino's Pizza, Inc.	12,200	2,232,600
Dover Motorsports, Inc.	1,400	2,730
Dunkin' Brands Group, Inc.	21,600	1,275,912
Eldorado Resorts, Inc. *	5,800	149,060
69
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Extended Stay America, Inc.	57,500	1,139,650
Fiesta Restaurant Group, Inc. *	4,300	71,165
Golden Entertainment, Inc. *	3,400	90,712
Graham Holdings Co., Class B	1,400	779,030
Grand Canyon Education, Inc. *	14,900	1,333,699
H&R Block, Inc.	54,700	1,353,278
Hilton Grand Vacations, Inc. *	20,624	844,759
Hilton Worldwide Holdings, Inc.	52,282	3,778,943
Houghton Mifflin Harcourt Co. *	19,600	194,040
Hyatt Hotels Corp., Class A *	14,968	937,895
ILG, Inc.	25,089	744,391
International Speedway Corp., Class A	6,445	250,388
J Alexander's Holdings, Inc. *	2,846	29,883
Jack in the Box, Inc.	7,000	724,570
K12, Inc. *	12,100	196,262
La Quinta Holdings, Inc. *	15,800	278,396
Las Vegas Sands Corp.	91,400	5,792,932
Laureate Education, Inc., Class A *	15,000	200,550
Luby's, Inc. *	6,900	16,629
Marriott International, Inc., Class A	75,492	9,019,784
Marriott Vacations Worldwide Corp.	6,780	892,384
McDonald's Corp.	202,011	33,717,656
MGM Resorts International	128,600	4,031,610
Monarch Casino & Resort, Inc. *	8,000	356,880
Norwegian Cruise Line Holdings Ltd. *	44,436	2,477,307
Papa John's International, Inc.	6,800	462,740
Penn National Gaming, Inc. *	17,000	443,530
Pinnacle Entertainment, Inc. *	9,800	253,526
Planet Fitness, Inc., Class A	24,700	658,008
Playa Hotels & Resorts N.V. *	13,217	136,532
Red Robin Gourmet Burgers, Inc. *	2,300	157,320
Red Rock Resorts, Inc., Class A	15,000	369,450
Regis Corp. *	17,300	258,289
Royal Caribbean Cruises Ltd.	40,900	5,062,193
Ruby Tuesday, Inc. *	33,713	79,900
Ruth's Hospitality Group, Inc.	7,190	151,709
Scientific Games Corp., Class A *	10,900	518,840
SeaWorld Entertainment, Inc. *(b)	28,211	323,862
Service Corp. International	44,900	1,592,154
ServiceMaster Global Holdings, Inc. *	30,000	1,413,300
Shake Shack, Inc., Class A *(b)	8,000	303,680
Six Flags Entertainment Corp.	20,000	1,255,800
Sonic Corp. (b)	12,868	326,847
Sotheby's *	11,338	587,535
Speedway Motorsports, Inc.	6,700	133,665
Starbucks Corp.	359,085	19,692,221
Strayer Education, Inc.	4,300	403,039
Texas Roadhouse, Inc.	16,100	805,161
The Cheesecake Factory, Inc.	13,087	585,512
The Wendy's Co.	50,775	772,288
Vail Resorts, Inc.	9,100	2,084,082
Weight Watchers International, Inc. *	6,500	291,980
Wingstop, Inc.	7,088	240,071
Wyndham Worldwide Corp.	26,044	2,782,801
Wynn Resorts Ltd.	21,245	3,133,425
Yum! Brands, Inc.	85,300	6,350,585
		148,050,786

Diversified Financials 5.2%
Affiliated Managers Group, Inc.	14,617	2,726,070
AG Mortgage Investment Trust, Inc.	12,000	225,720
AGNC Investment Corp.	104,240	2,098,351
Ally Financial, Inc.	117,278	3,064,474
American Express Co.	182,907	17,471,277
Ameriprise Financial, Inc.	38,230	5,984,524
Annaly Capital Management, Inc.	287,717	3,297,237
Anworth Mortgage Asset Corp.	24,200	135,278
70
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Apollo Commercial Real Estate Finance, Inc.	34,655	626,216
Arlington Asset Investment Corp., Class A	6,941	79,613
ARMOUR Residential REIT, Inc.	7,625	191,006
Artisan Partners Asset Management, Inc., Class A	15,800	543,520
Associated Capital Group, Inc., Class A	3,400	126,140
Asta Funding, Inc. *	6,000	42,900
Atlanticus Holdings Corp. *	4,629	10,508
Berkshire Hathaway, Inc., Class B *	481,493	90,010,301
BGC Partners, Inc., Class A	61,300	929,921
BlackRock, Inc.	30,419	14,322,178
Blackstone Mortgage Trust, Inc., Class A	27,702	881,755
Capital One Financial Corp.	119,877	11,050,262
Capstead Mortgage Corp.	21,740	191,747
Cboe Global Markets, Inc.	26,296	2,973,026
Chimera Investment Corp.	50,440	923,052
CME Group, Inc.	83,750	11,487,987
Cohen & Steers, Inc.	5,400	234,846
Cowen, Inc., *	2,972	44,580
Credit Acceptance Corp. *	3,400	974,882
CYS Investments, Inc.	25,500	204,000
Diamond Hill Investment Group, Inc.	786	166,577
Discover Financial Services	94,207	6,267,592
Donnelley Financial Solutions, Inc. *	4,579	98,449
Dynex Capital, Inc.	21,998	153,986
E*TRADE Financial Corp. *	68,098	2,968,392
Eaton Vance Corp.	30,800	1,554,476
Encore Capital Group, Inc. *	5,600	260,120
Enova International, Inc. *	6,313	93,748
Evercore, Inc., Class A	12,300	985,230
EZCORP, Inc., Class A *	20,600	211,150
FactSet Research Systems, Inc.	9,650	1,832,245
Federated Investors, Inc., Class B	32,450	1,008,221
Financial Engines, Inc.	21,200	765,320
FirstCash, Inc.	13,896	887,260
FNFV Group *	16,478	284,246
Franklin Resources, Inc.	82,500	3,475,725
GAMCO Investors, Inc., Class A	3,400	98,464
Green Dot Corp., Class A *	12,149	687,876
Greenhill & Co., Inc.	4,500	82,350
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,000	312,780
Houlihan Lokey, Inc.	10,400	432,952
Interactive Brokers Group, Inc., Class A	20,529	1,108,977
Intercontinental Exchange, Inc.	145,730	9,632,753
INTL. FCStone, Inc. *	4,437	184,180
Invesco Ltd.	96,700	3,460,893
Invesco Mortgage Capital, Inc.	22,300	384,006
Investment Technology Group, Inc.	8,050	188,933
Janus Henderson Group plc	49,198	1,709,630
Ladder Capital Corp.	22,000	295,680
Lazard Ltd., Class A	35,000	1,663,900
Legg Mason, Inc.	17,550	670,059
LendingClub Corp. *	79,000	449,510
Leucadia National Corp.	84,450	2,136,585
LPL Financial Holdings, Inc.	22,300	1,106,303
MarketAxess Holdings, Inc.	8,900	1,548,600
MFA Financial, Inc.	93,700	772,088
Moelis & Co., Class A	10,000	427,500
Moody's Corp.	40,700	5,796,087
Morgan Stanley	348,025	17,401,250
Morningstar, Inc.	5,500	468,655
MSCI, Inc.	23,000	2,699,280
MTGE Investment Corp.	14,600	264,260
Nasdaq, Inc.	30,507	2,216,334
Navient Corp.	72,000	897,120
Nelnet, Inc., Class A	6,400	374,656
New Residential Investment Corp.	71,750	1,264,952
New York Mortgage Trust, Inc.	18,600	112,158
NewStar Financial, Inc.	13,500	165,780
71
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Northern Trust Corp.	53,600	5,012,672
OneMain Holdings, Inc. *	10,500	333,585
Orchid Island Capital, Inc.	20,000	199,200
PennyMac Mortgage Investment Trust	14,400	231,264
Piper Jaffray Cos.	3,950	288,745
PJT Partners, Inc., Class A	4,122	159,109
PRA Group, Inc. *	9,800	273,420
Raymond James Financial, Inc.	30,750	2,606,985
Redwood Trust, Inc.	19,700	309,487
Resource Capital Corp.	37,950	389,367
S&P Global, Inc.	63,361	9,914,096
Santander Consumer USA Holdings, Inc. *	43,700	727,168
SEI Investments Co.	31,100	2,006,261
SLM Corp. *	121,596	1,287,702
Starwood Property Trust, Inc.	63,073	1,356,700
State Street Corp.	90,760	8,349,920
Stifel Financial Corp.	11,785	624,959
Synchrony Financial	193,113	6,299,346
T. Rowe Price Group, Inc.	59,400	5,518,260
TD Ameritrade Holding Corp.	63,249	3,161,818
The Bank of New York Mellon Corp.	256,249	13,184,011
The Charles Schwab Corp. (a)	292,470	13,114,355
The Goldman Sachs Group, Inc.	89,444	21,688,381
Two Harbors Investment Corp.	107,000	1,048,600
Virtu Financial, Inc., Class A (b)	9,957	140,892
Virtus Investment Partners, Inc.	3,475	404,490
Voya Financial, Inc.	45,389	1,822,822
Waddell & Reed Financial, Inc., Class A	30,150	563,503
Western Asset Mortgage Capital Corp.	4,607	46,392
Westwood Holdings Group, Inc.	1,785	115,847
WisdomTree Investments, Inc.	20,500	227,345
World Acceptance Corp. *	3,000	262,500
		352,547,861

Energy 5.6%
Abraxas Petroleum Corp. *	36,200	77,106
Adams Resources & Energy, Inc.	2,300	98,762
Anadarko Petroleum Corp.	136,868	6,757,173
Andeavor	37,231	3,955,421
Antero Resources Corp. *	56,100	1,088,340
Apache Corp.	94,072	3,891,759
Arch Coal, Inc., Class A	5,800	443,236
Archrock, Inc.	10,720	128,640
Baker Hughes, a GE Co.	104,565	3,286,478
Bonanza Creek Energy, Inc. *	2,125	71,889
C&J Energy Services, Inc. *	25,000	712,250
Cabot Oil & Gas Corp.	112,800	3,124,560
California Resources Corp. *(b)	23,232	256,249
Callon Petroleum Co. *	61,700	684,253
Carrizo Oil & Gas, Inc. *	18,922	334,730
Centennial Resource Development, Inc., Class A *(b)	33,700	654,791
Cheniere Energy, Inc. *	56,300	2,631,462
Chesapeake Energy Corp. *(b)	277,430	1,081,977
Chevron Corp.	473,554	54,880,173
Cimarex Energy Co.	22,562	2,638,175
Cloud Peak Energy, Inc. *	119,200	506,600
Comstock Resources, Inc. *(b)	10,160	47,955
Concho Resources, Inc. *	37,876	5,083,338
ConocoPhillips	299,931	15,341,471
CONSOL Energy, Inc. *	44,600	719,398
Continental Resources, Inc. *	23,600	960,756
Core Laboratories N.V.	9,800	979,020
CVR Energy, Inc.	5,100	139,995
Delek US Holdings, Inc.	15,084	392,938
Denbury Resources, Inc. *	103,025	126,721
Devon Energy Corp.	128,060	4,725,414
Diamond Offshore Drilling, Inc. *(b)	11,400	190,722
72
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Diamondback Energy, Inc. *	25,886	2,773,944
Dril-Quip, Inc. *	12,700	534,670
Energen Corp. *	22,600	1,168,420
Energy XXI Gulf Coast, Inc. *	20,000	171,000
Ensco plc, Class A	88,700	478,093
EOG Resources, Inc.	143,259	14,307,276
EQT Corp.	43,100	2,695,474
Era Group, Inc. *	2,850	30,666
Exterran Corp. *	5,360	172,967
Extraction Oil & Gas, Inc. *	24,000	382,800
Exxon Mobil Corp.	1,059,793	88,333,747
Fairmount Santrol Holdings, Inc. *(b)	35,100	151,281
Forum Energy Technologies, Inc. *	11,200	161,280
Frank's International N.V.	14,000	92,540
Gastar Exploration, Inc. *	240,300	197,046
Geospace Technologies Corp. *	1,800	27,036
Gevo, Inc. *(b)	301,600	191,516
Green Plains, Inc.	9,300	171,120
Gulf Island Fabrication, Inc.	4,100	53,915
Gulfport Energy Corp. *	49,803	682,301
Halcon Resources Corp. *	50,000	329,000
Halliburton Co.	211,844	9,054,213
Helix Energy Solutions Group, Inc. *	39,464	269,144
Helmerich & Payne, Inc. (b)	29,217	1,586,775
Hess Corp.	65,400	2,888,064
HollyFrontier Corp.	50,154	1,853,190
Kinder Morgan, Inc.	484,563	8,775,436
Kosmos Energy Ltd. *	75,600	580,608
Laredo Petroleum, Inc. *	40,100	477,992
Marathon Oil Corp.	198,714	2,825,713
Marathon Petroleum Corp.	123,408	7,372,394
Matador Resources Co. *	31,400	833,670
Matrix Service Co. *	8,000	112,800
McDermott International, Inc. *	85,100	563,362
Murphy Oil Corp.	38,000	1,016,500
Nabors Industries Ltd.	70,734	398,232
NACCO Industries, Inc., Class A	1,900	79,040
National Oilwell Varco, Inc.	97,122	3,320,601
Natural Gas Services Group, Inc. *	7,500	208,500
Newfield Exploration Co. *	55,800	1,718,082
Newpark Resources, Inc. *	11,500	100,625
Noble Corp. plc *	54,955	228,613
Noble Energy, Inc.	129,047	3,596,540
Oasis Petroleum, Inc. *	47,700	450,765
Occidental Petroleum Corp.	188,353	12,161,953
Oceaneering International, Inc.	33,400	675,348
Oil States International, Inc. *	20,200	465,610
ONEOK, Inc.	96,223	5,222,022
Pacific Ethanol, Inc. *	10,200	48,960
Panhandle Oil & Gas, Inc., Class A	6,200	149,730
Parker Drilling Co. *	60,300	63,315
Parsley Energy, Inc., Class A *	56,300	1,497,580
Patterson-UTI Energy, Inc.	67,500	1,335,150
PBF Energy, Inc., Class A	37,313	1,080,958
PDC Energy, Inc. *	19,876	1,012,285
Peabody Energy Corp. *	17,400	537,486
PHI, Inc. - Non Voting Shares *	4,000	46,760
Phillips 66	104,165	9,487,348
Pioneer Energy Services Corp. *	13,100	24,890
Pioneer Natural Resources Co.	41,733	6,246,178
QEP Resources, Inc. *	83,800	750,010
Range Resources Corp.	62,978	1,140,532
Renewable Energy Group, Inc. *	32,800	396,880
Resolute Energy Corp. *	9,680	290,690
REX American Resources Corp. *	4,875	429,878
Rice Energy, Inc. *	43,736	1,239,916
RigNet, Inc. *	4,141	72,260
Ring Energy, Inc. *	22,800	292,068
73
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Rowan Cos. plc, Class A *	25,000	358,250
RPC, Inc. (b)	16,118	391,829
RSP Permian, Inc. *	26,400	908,424
Sanchez Energy Corp. *(b)	8,700	37,671
Schlumberger Ltd.	349,321	22,356,544
SEACOR Holdings, Inc. *	4,850	228,920
SEACOR Marine Holdings, Inc. *	4,876	68,995
SemGroup Corp., Class A	15,900	414,195
SM Energy Co.	22,500	479,925
Southwestern Energy Co. *	122,975	682,511
SRC Energy, Inc. *	63,800	608,652
Superior Energy Services, Inc. *	37,000	326,340
Synthesis Energy Systems, Inc. *	334,602	147,225
Targa Resources Corp.	54,200	2,249,300
TechnipFMC plc *	112,904	3,092,441
Tellurian, Inc. *(b)	23,000	247,710
Tesco Corp. *	7,000	26,950
TETRA Technologies, Inc. *	12,100	34,364
The Williams Cos., Inc.	204,183	5,819,215
Tidewater, Inc. *	10,800	294,300
Transocean Ltd. *	85,400	896,700
Ultra Petroleum Corp. *	37,800	300,132
Unit Corp. *	19,300	361,296
Uranium Energy Corp. *(b)	226,400	239,984
US Silica Holdings, Inc.	24,400	744,444
Valero Energy Corp.	109,980	8,676,322
Weatherford International plc *	241,449	837,828
Westmoreland Coal Co. *	9,600	16,656
Whiting Petroleum Corp. *	78,200	469,982
World Fuel Services Corp.	17,400	483,720
WPX Energy, Inc. *	116,953	1,319,230
		375,216,565

Food & Staples Retailing 1.5%
Casey's General Stores, Inc.	8,544	978,886
Costco Wholesale Corp.	109,253	17,598,473
CVS Health Corp.	253,739	17,388,734
Ingles Markets, Inc., Class A	4,200	97,860
Performance Food Group Co. *	27,000	764,100
PriceSmart, Inc.	5,980	501,124
Rite Aid Corp. *	261,480	431,442
SpartanNash, Co.	12,540	307,857
Sprouts Farmers Market, Inc. *	35,374	654,065
SUPERVALU, Inc. *	12,676	206,492
Sysco Corp.	120,236	6,687,526
The Andersons, Inc.	13,500	505,575
The Kroger Co.	221,532	4,585,712
U.S. Foods Holding Corp. *	34,100	930,248
United Natural Foods, Inc. *	15,300	593,181
Wal-Mart Stores, Inc.	365,451	31,907,527
Walgreens Boots Alliance, Inc.	227,817	15,097,433
Weis Markets, Inc.	6,900	267,927
		99,504,162

Food, Beverage & Tobacco 4.1%
Alico, Inc.	2,000	65,800
Alliance One International, Inc. *	2,460	26,322
Altria Group, Inc.	476,932	30,628,573
Archer-Daniels-Midland Co.	141,756	5,793,568
B&G Foods, Inc. (b)	15,000	477,000
Blue Buffalo Pet Products, Inc. *	24,900	720,357
Bob Evans Farms, Inc.	4,200	324,198
Brown-Forman Corp., Class A	10,000	573,300
Brown-Forman Corp., Class B	54,232	3,092,309
Bunge Ltd.	36,100	2,482,958
Cal-Maine Foods, Inc. *(b)	5,200	234,000
74
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Calavo Growers, Inc.	4,846	357,150
Campbell Soup Co.	52,500	2,486,925
Coca-Cola Bottling Co. Consolidated	1,248	281,499
ConAgra Brands, Inc.	107,737	3,680,296
Constellation Brands, Inc., Class A	42,369	9,282,624
Darling Ingredients, Inc. *	56,100	1,023,825
Dean Foods Co.	26,756	260,871
Dr Pepper Snapple Group, Inc.	46,700	4,000,322
Farmer Brothers Co. *	4,500	152,775
Flowers Foods, Inc.	44,605	848,833
Fresh Del Monte Produce, Inc.	7,900	351,629
General Mills, Inc.	141,138	7,327,885
Hormel Foods Corp.	72,781	2,267,856
Hostess Brands, Inc. *	20,300	234,059
Ingredion, Inc.	18,200	2,281,370
J&J Snack Foods Corp.	3,259	434,001
John B. Sanfilippo & Son, Inc.	5,000	294,250
Kellogg Co.	61,800	3,864,354
Lamb Weston Holdings, Inc.	38,264	1,951,081
Lancaster Colony Corp.	5,200	651,144
Landec Corp. *	9,100	120,575
Limoneira Co.	2,900	67,715
McCormick & Co., Inc. - Non Voting Shares	28,200	2,806,746
MGP Ingredients, Inc.	5,500	373,780
Molson Coors Brewing Co., Class B	46,882	3,791,347
Mondelez International, Inc., Class A	370,624	15,354,952
Monster Beverage Corp. *	106,985	6,197,641
National Beverage Corp.	6,400	626,560
PepsiCo, Inc.	356,744	39,323,891
Philip Morris International, Inc.	387,686	40,567,463
Pilgrim's Pride Corp. *	12,466	396,169
Pinnacle Foods, Inc.	30,300	1,648,926
Post Holdings, Inc. *	15,350	1,272,976
Primo Water Corp. *	1,000	11,010
Rocky Mountain Chocolate Factory, Inc.	3,427	39,411
Sanderson Farms, Inc.	5,850	874,985
Seaboard Corp.	100	440,012
Snyder's-Lance, Inc.	23,930	900,486
The Boston Beer Co., Inc., Class A *	2,100	373,905
The Coca-Cola Co.	958,232	44,059,507
The Hain Celestial Group, Inc. *	27,012	972,972
The Hershey Co.	33,900	3,599,502
The JM Smucker Co.	27,691	2,936,631
The Kraft Heinz Co.	151,849	11,742,483
Tootsie Roll Industries, Inc. (b)	8,293	295,231
TreeHouse Foods, Inc. *	12,522	831,210
Tyson Foods, Inc., Class A	69,284	5,051,496
Universal Corp.	4,800	275,280
Vector Group Ltd.	30,725	638,466
		272,042,462

Health Care Equipment & Services 5.5%
Abaxis, Inc.	5,600	271,040
Abbott Laboratories	435,412	23,612,393
ABIOMED, Inc. *	10,200	1,967,784
Acadia Healthcare Co., Inc. *	19,600	614,656
Accuray, Inc. *	21,200	100,700
Aceto Corp.	7,900	79,553
Aetna, Inc.	81,725	13,895,702
Align Technology, Inc. *	18,800	4,492,824
Allscripts Healthcare Solutions, Inc. *	54,860	739,513
Almost Family, Inc. *	3,074	136,024
Amedisys, Inc. *	10,834	521,224
American Renal Associates Holdings, Inc. *	23,900	289,907
AmerisourceBergen Corp.	39,596	3,046,912
AMN Healthcare Services, Inc. *	11,210	492,119
Analogic Corp.	6,000	481,800
75
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
AngioDynamics, Inc. *	8,948	151,848
Anika Therapeutics, Inc. *	4,606	251,626
Antares Pharma, Inc. *	28,100	51,142
Anthem, Inc.	64,623	13,519,778
athenahealth, Inc. *	10,500	1,342,740
AtriCure, Inc. *	13,800	295,872
Atrion Corp.	616	405,112
Baxter International, Inc.	125,616	8,098,464
Becton, Dickinson & Co.	57,341	11,965,346
BioScrip, Inc. *	88,272	223,328
BioTelemetry, Inc. *	7,518	218,398
Boston Scientific Corp. *	345,151	9,712,549
Brookdale Senior Living, Inc. *	51,725	518,802
C.R. Bard, Inc.	18,184	5,947,441
Cantel Medical Corp.	8,034	787,975
Capital Senior Living Corp. *	8,394	111,640
Cardinal Health, Inc.	78,718	4,872,644
Cardiovascular Systems, Inc. *	5,000	120,350
Centene Corp. *	42,541	3,984,815
Cerner Corp. *	78,700	5,313,824
Chemed Corp.	3,900	871,377
Cigna Corp.	62,251	12,277,142
Community Health Systems, Inc. *	28,066	165,589
Computer Programs & Systems, Inc. (b)	3,600	108,540
ConforMIS, Inc. *	55,500	196,470
CONMED Corp.	7,300	381,206
Corindus Vascular Robotics, Inc. *(b)	201,900	230,166
CorVel Corp. *	2,700	162,000
Cotiviti Holdings, Inc. *	8,700	305,892
Cross Country Healthcare, Inc. *	12,500	170,625
CryoLife, Inc. *	9,050	176,022
Cutera, Inc. *	3,425	134,602
Danaher Corp.	152,495	14,070,714
DaVita, Inc. *	38,700	2,350,638
DENTSPLY SIRONA, Inc.	59,540	3,636,108
DexCom, Inc. *	20,500	921,885
Diplomat Pharmacy, Inc. *	9,000	189,450
Edwards Lifesciences Corp. *	51,900	5,305,737
Endologix, Inc. *	13,700	72,610
Envision Healthcare Corp. *	27,392	1,166,899
Evolent Health, Inc., Class A *	20,000	325,000
Express Scripts Holding Co. *	144,052	8,828,947
Five Star Senior Living, Inc. *	14,335	21,503
GenMark Diagnostics, Inc. *	23,500	175,075
Glaukos Corp. *	3,000	105,930
Globus Medical, Inc., Class A *	13,900	442,993
Haemonetics Corp. *	16,300	775,228
Halyard Health, Inc. *	15,624	658,552
HCA Healthcare, Inc. *	71,300	5,393,845
HealthEquity, Inc. *	14,400	723,168
HealthSouth Corp.	27,600	1,273,464
HealthStream, Inc. *	6,800	166,328
Henry Schein, Inc. *	38,906	3,058,012
Heska Corp. *	1,591	155,122
Hill-Rom Holdings, Inc.	15,200	1,226,792
HMS Holdings Corp. *	31,500	606,060
Hologic, Inc. *	74,841	2,832,732
Humana, Inc.	35,797	9,140,764
ICU Medical, Inc. *	3,350	640,185
IDEXX Laboratories, Inc. *	22,400	3,722,208
Inogen, Inc. *	5,600	554,008
Inovalon Holdings, Inc., Class A *	26,000	435,500
Insulet Corp. *	16,000	940,960
Integer Holdings Corp. *	6,700	325,620
Integra LifeSciences Holdings Corp. *	17,400	813,972
Intuitive Surgical, Inc. *	28,049	10,528,473
Invacare Corp.	6,000	93,000
iRhythm Technologies, Inc. *	4,447	226,575
76
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
K2M Group Holdings, Inc. *	12,900	254,001
Kindred Healthcare, Inc.	11,559	69,932
Laboratory Corp. of America Holdings *	24,562	3,775,425
Lantheus Holdings, Inc. *	7,198	143,240
LeMaitre Vascular, Inc.	6,800	217,668
LHC Group, Inc. *	6,000	400,860
LifePoint Health, Inc. *	9,607	462,577
LivaNova plc *	10,400	768,560
Magellan Health, Inc. *	7,607	648,877
Masimo Corp. *	12,900	1,132,104
McKesson Corp.	51,203	7,059,870
Medidata Solutions, Inc. *	16,500	1,241,295
MEDNAX, Inc. *	24,300	1,064,097
Medtronic plc	337,684	27,190,316
Meridian Bioscience, Inc.	10,050	150,247
Merit Medical Systems, Inc. *	10,277	391,040
Molina Healthcare, Inc. *	11,250	763,087
National HealthCare Corp.	4,100	262,400
Natus Medical, Inc. *	7,600	322,240
Neogen Corp. *	10,257	822,611
Nevro Corp. *	6,000	525,480
NuVasive, Inc. *	14,100	799,893
Nuvectra Corp. *	2,233	31,284
NxStage Medical, Inc. *	18,700	503,965
Omnicell, Inc. *	7,400	368,520
OraSure Technologies, Inc. *	16,500	325,875
Orthofix International N.V. *	2,800	150,444
Owens & Minor, Inc.	16,200	398,034
Patterson Cos., Inc.	18,800	695,600
Penumbra, Inc. *	8,300	834,565
PharMerica Corp. *	4,813	141,021
Premier, Inc., Class A *	15,900	519,453
Quality Systems, Inc. *	10,500	147,735
Quest Diagnostics, Inc.	35,420	3,321,688
Quidel Corp. *	5,200	212,940
Quorum Health Corp. *	5,949	34,028
RadNet, Inc. *	35,600	389,820
ResMed, Inc.	37,300	3,139,914
RTI Surgical, Inc. *	18,100	81,450
SeaSpine Holdings Corp. *	1,766	17,695
Select Medical Holdings Corp. *	22,600	432,790
STERIS plc	23,044	2,150,697
Stryker Corp.	78,900	12,219,243
Surgery Partners, Inc. *	37,100	343,175
Surmodics, Inc. *	4,200	124,950
Teladoc, Inc. *	14,900	492,445
Teleflex, Inc.	11,500	2,725,270
Tenet Healthcare Corp. *(b)	19,500	278,460
The Cooper Cos., Inc.	11,681	2,806,477
The Ensign Group, Inc.	10,600	244,648
The Providence Service Corp. *	4,800	266,880
Tivity Health, Inc. *	8,100	374,625
Triple-S Management Corp., Class B *	5,300	127,253
U.S. Physical Therapy, Inc.	3,500	237,825
UnitedHealth Group, Inc.	241,043	50,672,059
Universal Health Services, Inc., Class B	21,600	2,218,320
Utah Medical Products, Inc.	2,500	188,500
Varex Imaging Corp. *	8,440	290,083
Varian Medical Systems, Inc. *	21,100	2,198,409
Veeva Systems, Inc., Class A *	29,246	1,782,251
Vocera Communications, Inc. *	3,700	104,414
WellCare Health Plans, Inc. *	11,359	2,246,129
West Pharmaceutical Services, Inc.	19,000	1,926,600
Wright Medical Group N.V. *	25,565	670,059
Zimmer Biomet Holdings, Inc.	49,400	6,008,028
		366,628,974

77
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Household & Personal Products 1.5%
Avon Products, Inc. *	106,000	241,680
Central Garden & Pet Co., Class A *	8,600	317,426
Church & Dwight Co., Inc.	64,400	2,908,948
Colgate-Palmolive Co.	218,609	15,401,004
Coty, Inc., Class A	115,600	1,780,240
Edgewell Personal Care Co. *	15,533	1,008,558
Energizer Holdings, Inc.	15,933	684,960
Herbalife Ltd. *(b)	16,700	1,212,754
HRG Group, Inc. *	34,400	557,968
Inter Parfums, Inc.	5,613	259,882
Kimberly-Clark Corp.	86,847	9,771,156
Medifast, Inc.	3,500	218,400
Nu Skin Enterprises, Inc., Class A	14,700	935,067
Oil-Dri Corp. of America	1,600	67,216
Orchids Paper Products Co. (b)	2,500	30,700
Revlon, Inc., Class A *(b)	5,400	121,500
Spectrum Brands Holdings, Inc.	6,500	714,480
The Clorox Co.	32,300	4,086,919
The Estee Lauder Cos., Inc., Class A	55,715	6,229,494
The Procter & Gamble Co.	634,051	54,743,963
USANA Health Sciences, Inc. *	5,364	352,415
WD-40 Co.	4,600	509,910
		102,154,640

Insurance 2.9%
Aflac, Inc.	98,194	8,237,495
Alleghany Corp. *	3,940	2,230,907
Ambac Financial Group, Inc. *	13,400	218,152
American Equity Investment Life Holding Co.	23,100	681,681
American Financial Group, Inc.	18,750	1,977,937
American International Group, Inc.	221,649	14,320,742
American National Insurance Co.	2,300	279,979
AMERISAFE, Inc.	4,000	258,800
AmTrust Financial Services, Inc.	25,628	321,888
Aon plc	63,696	9,135,917
Arch Capital Group Ltd. *	33,368	3,324,787
Argo Group International Holdings Ltd.	6,063	381,666
Arthur J. Gallagher & Co.	45,900	2,906,847
Aspen Insurance Holdings Ltd.	15,200	652,080
Assurant, Inc.	14,800	1,489,620
Assured Guaranty Ltd.	31,900	1,183,490
Athene Holding Ltd., Class A *	17,000	886,210
Axis Capital Holdings Ltd.	21,600	1,174,824
Baldwin & Lyons, Inc., Class B	1,950	44,752
Brighthouse Financial, Inc. *	23,863	1,483,801
Brown & Brown, Inc.	31,900	1,589,896
Chubb Ltd.	116,649	17,593,002
Cincinnati Financial Corp.	40,174	2,819,010
Citizens, Inc. *(b)	16,000	121,280
CNA Financial Corp.	6,900	373,497
CNO Financial Group, Inc.	39,000	934,830
Crawford & Co., Class B	5,800	68,324
EMC Insurance Group, Inc.	1,800	53,028
Employers Holdings, Inc.	7,500	357,750
Enstar Group Ltd. *	3,300	751,740
Erie Indemnity Co., Class A	6,300	761,040
Everest Re Group Ltd.	9,900	2,350,755
FBL Financial Group, Inc., Class A	5,190	401,446
Federated National Holding Co.	1,500	23,010
First American Financial Corp.	28,600	1,556,412
FNF Group	72,906	2,728,142
Genworth Financial, Inc., Class A *	120,000	397,200
Greenlight Capital Re Ltd., Class A *	7,400	163,170
Horace Mann Educators Corp.	8,300	363,540
Independence Holding Co.	2,970	80,635
78
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Infinity Property & Casualty Corp.	2,500	235,875
James River Group Holdings Ltd.	10,000	423,200
Kemper Corp.	15,500	993,550
Kinsale Capital Group, Inc.	4,770	206,923
Lincoln National Corp.	56,726	4,298,696
Loews Corp.	66,574	3,296,079
Maiden Holdings Ltd.	18,900	155,925
Markel Corp. *	3,503	3,798,303
Marsh & McLennan Cos., Inc.	128,687	10,414,639
MBIA, Inc. *(b)	30,772	223,097
Mercury General Corp.	11,600	649,252
MetLife, Inc.	262,503	14,064,911
National General Holdings Corp.	10,400	209,872
National Western Life Group, Inc., Class A	500	178,790
Old Republic International Corp.	57,622	1,169,150
Primerica, Inc.	10,700	946,950
Principal Financial Group, Inc.	65,973	4,344,322
ProAssurance Corp.	12,940	725,287
Prudential Financial, Inc.	104,572	11,551,023
Reinsurance Group of America, Inc.	15,400	2,300,452
RenaissanceRe Holdings Ltd.	10,432	1,443,372
RLI Corp.	10,300	608,627
Safety Insurance Group, Inc.	3,400	279,480
Selective Insurance Group, Inc.	19,300	1,150,280
State Auto Financial Corp.	5,500	141,020
Stewart Information Services Corp.	3,600	136,584
The Allstate Corp.	88,267	8,284,741
The Hanover Insurance Group, Inc.	9,400	924,772
The Hartford Financial Services Group, Inc.	89,262	4,913,873
The Navigators Group, Inc.	8,400	487,200
The Progressive Corp.	147,436	7,172,761
The Travelers Cos., Inc.	68,315	9,048,322
Third Point Reinsurance Ltd. *	20,100	335,670
Torchmark Corp.	27,300	2,296,749
United Fire Group, Inc.	5,000	230,450
Universal Insurance Holdings, Inc.	8,700	207,495
Unum Group	52,114	2,712,013
Validus Holdings Ltd.	23,494	1,223,568
W. R. Berkley Corp.	23,850	1,635,633
White Mountains Insurance Group Ltd.	1,300	1,155,895
Willis Towers Watson plc	33,124	5,335,614
WMIH Corp. *	165,100	137,033
XL Group Ltd.	64,900	2,626,503
		197,353,233

Materials 3.5%
A. Schulman, Inc.	5,300	208,290
AdvanSix, Inc. *	6,431	297,562
Air Products & Chemicals, Inc.	54,400	8,672,992
AK Steel Holding Corp. *	76,627	351,718
Albemarle Corp.	26,503	3,734,008
Alcoa Corp. *	41,199	1,968,488
Allegheny Technologies, Inc. *	20,092	505,917
American Vanguard Corp.	3,000	67,500
Ampco-Pittsburgh Corp.	4,500	74,475
AptarGroup, Inc.	13,800	1,201,566
Ashland Global Holdings, Inc.	16,523	1,123,234
Avery Dennison Corp.	20,000	2,123,400
Axalta Coating Systems Ltd. *	58,900	1,958,425
Balchem Corp.	9,800	826,042
Ball Corp.	90,000	3,863,700
Bemis Co., Inc.	21,600	972,432
Berry Global Group, Inc. *	35,396	2,104,292
Boise Cascade Co. *	5,500	194,975
Cabot Corp.	16,400	999,744
Calgon Carbon Corp.	12,500	271,250
Carpenter Technology Corp.	8,300	413,257
79
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Celanese Corp., Series A	35,500	3,703,005
Century Aluminum Co. *	11,600	162,400
CF Industries Holdings, Inc.	58,500	2,221,830
Chase Corp.	5,200	617,500
Clearwater Paper Corp. *	5,472	252,533
Cleveland-Cliffs, Inc. *	81,400	485,144
Codexis, Inc. *	1,870	11,500
Coeur Mining, Inc. *	44,000	333,960
Commercial Metals Co.	22,800	444,144
Compass Minerals International, Inc.	7,300	478,880
Crown Holdings, Inc. *	33,100	1,991,627
Deltic Timber Corp.	1,500	138,915
Domtar Corp.	16,900	799,708
DowDuPont, Inc.	581,128	42,021,366
Eagle Materials, Inc.	11,543	1,218,594
Eastman Chemical Co.	35,480	3,221,939
Ecolab, Inc.	65,869	8,606,444
Ferro Corp. *	21,000	500,220
Flotek Industries, Inc. *	13,300	65,436
FMC Corp.	32,000	2,971,520
Freeport-McMoRan, Inc. *	323,518	4,522,782
FutureFuel Corp.	8,300	125,994
GCP Applied Technologies, Inc. *	13,600	397,800
Gold Resource Corp.	95,700	347,391
Graphic Packaging Holding Co.	74,400	1,152,456
Greif, Inc., Class A	11,300	627,489
H.B. Fuller Co.	14,776	840,311
Hawkins, Inc.	2,700	102,870
Haynes International, Inc.	2,500	89,200
Hecla Mining Co.	114,500	540,440
Huntsman Corp.	52,800	1,690,656
Ingevity Corp. *	8,661	616,923
Innophos Holdings, Inc.	5,300	259,329
Innospec, Inc.	4,200	259,770
International Flavors & Fragrances, Inc.	21,500	3,169,530
International Paper Co.	97,573	5,588,006
Kaiser Aluminum Corp.	3,600	357,048
KapStone Paper & Packaging Corp.	15,800	354,868
KMG Chemicals, Inc.	1,600	88,208
Koppers Holdings, Inc. *	4,800	233,040
Kraton Corp. *	11,900	583,457
Kronos Worldwide, Inc.	11,720	308,353
Louisiana-Pacific Corp. *	32,900	894,222
LyondellBasell Industries N.V., Class A	81,432	8,430,655
Martin Marietta Materials, Inc.	15,300	3,317,805
Materion Corp.	4,000	205,400
McEwen Mining, Inc. *	31,130	60,392
Mercer International, Inc.	28,200	414,540
Minerals Technologies, Inc.	10,738	772,062
Monsanto Co.	109,369	13,244,586
Myers Industries, Inc.	8,080	174,528
Neenah Paper, Inc.	4,231	367,251
NewMarket Corp.	1,900	760,741
Newmont Mining Corp.	136,174	4,924,052
Northern Technologies International Corp. *	14,276	236,268
Nucor Corp.	81,845	4,733,096
Olin Corp.	41,920	1,531,338
Olympic Steel, Inc.	1,400	26,432
OMNOVA Solutions, Inc. *	10,400	114,920
Owens-Illinois, Inc. *	46,581	1,112,820
P.H. Glatfelter Co.	7,000	146,720
Packaging Corp. of America	23,400	2,720,718
Platform Specialty Products Corp. *	54,000	577,800
PolyOne Corp.	24,210	1,115,355
PPG Industries, Inc.	63,100	7,334,744
Praxair, Inc.	71,427	10,436,913
Quaker Chemical Corp.	3,200	497,024
Rayonier Advanced Materials, Inc.	6,960	100,015
80
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Reliance Steel & Aluminum Co.	16,700	1,283,228
Resolute Forest Products, Inc. *	28,000	166,600
Royal Gold, Inc.	16,100	1,354,171
RPM International, Inc.	35,300	1,882,549
Schnitzer Steel Industries, Inc., Class A	3,450	101,602
Schweitzer-Mauduit International, Inc.	10,500	443,415
Sealed Air Corp.	51,000	2,255,730
Sensient Technologies Corp.	13,700	1,041,885
Silgan Holdings, Inc.	23,200	678,600
Sonoco Products Co.	22,600	1,170,454
Steel Dynamics, Inc.	64,100	2,385,161
Stepan Co.	7,500	598,950
Summit Materials, Inc., Class A *	24,591	772,157
SunCoke Energy, Inc. *	15,217	168,757
The Chemours Co.	45,361	2,567,886
The Mosaic Co.	82,612	1,845,552
The Scotts Miracle-Gro Co.	12,500	1,245,250
The Sherwin-Williams Co.	20,101	7,942,910
TimkenSteel Corp. *	6,550	91,700
Tredegar Corp.	5,100	98,685
Trinseo S.A.	12,500	887,500
Tronox Ltd., Class A	27,600	730,572
United States Steel Corp.	46,000	1,164,720
Universal Stainless & Alloy Products, Inc. *	1,800	36,900
US Concrete, Inc. *	3,680	287,776
Valhi, Inc.	13,600	59,160
Valvoline, Inc.	59,095	1,419,462
Venator Materials plc *	18,800	470,000
Vulcan Materials Co.	33,895	4,126,716
W.R. Grace & Co.	17,400	1,330,926
Westlake Chemical Corp.	7,500	636,825
WestRock Co.	60,669	3,720,830
Worthington Industries, Inc.	11,800	536,900
		232,189,779

Media 2.7%
A. H. Belo Corp., Class A	13,980	67,803
Altice USA, Inc., Class A *	14,700	348,096
AMC Entertainment Holdings, Inc., Class A (b)	21,900	304,410
AMC Networks, Inc., Class A *	15,100	768,288
Cable One, Inc.	1,300	922,753
CBS Corp., Class B - Non Voting Shares	91,190	5,117,583
Central European Media Enterprises Ltd., Class A *	9,900	45,540
Charter Communications, Inc., Class A *	50,522	16,882,937
Cinemark Holdings, Inc.	25,600	930,304
Comcast Corp., Class A	1,177,598	42,428,856
Discovery Communications, Inc., Class A *	38,561	728,032
Discovery Communications, Inc., Class C *	57,261	1,019,818
DISH Network Corp., Class A *	57,800	2,805,612
Emerald Expositions Events, Inc.	7,000	163,030
Entercom Communications Corp., Class A (b)	11,000	121,550
Gannett Co., Inc.	19,500	169,650
Global Eagle Entertainment, Inc. *	17,114	41,587
Gray Television, Inc. *	25,500	397,035
John Wiley & Sons, Inc., Class A	9,000	491,850
Liberty Broadband Corp., Class A *	10,673	920,119
Liberty Broadband Corp., Class C *	36,496	3,185,736
Liberty Global plc LiLAC., Class A *	10,518	228,451
Liberty Global plc LiLAC., Class C *	38,896	855,712
Liberty Global plc, Class A *	59,475	1,834,804
Liberty Global plc, Series C *	155,675	4,653,126
Liberty Media Corp. - Liberty Braves, Class A *	1,749	41,067
Liberty Media Corp. - Liberty Braves, Class C *	7,098	167,584
Liberty Media Corp. - Liberty Formula One, Class A *	4,373	159,177
Liberty Media Corp. - Liberty Formula One, Class C *	46,972	1,791,512
Liberty Media Corp. - Liberty SiriusXM, Class A *	25,395	1,059,225
Liberty Media Corp. - Liberty SiriusXM, Class C *	42,690	1,778,038
81
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Lions Gate Entertainment Corp., Class A *	10,300	298,906
Lions Gate Entertainment Corp., Class B *	31,486	870,903
Live Nation Entertainment, Inc. *	35,657	1,561,063
Loral Space & Communications, Inc. *	2,800	132,020
Meredith Corp.	9,400	498,200
MSG Networks, Inc., Class A *	10,175	176,536
National CineMedia, Inc.	13,200	88,836
New Media Investment Group, Inc.	11,500	183,655
News Corp., Class A	97,287	1,328,940
News Corp., Class B	25,000	347,500
Nexstar Media Group, Inc., Class A	11,898	759,092
Omnicom Group, Inc.	56,200	3,776,078
Regal Entertainment Group, Class A	22,794	372,682
Salem Media Group, Inc.	5,700	36,480
Scholastic Corp.	7,300	269,662
Scripps Networks Interactive, Inc., Class A	22,800	1,898,784
Sinclair Broadcast Group, Inc., Class A	18,400	583,280
Sirius XM Holdings, Inc. (b)	375,300	2,041,632
TEGNA, Inc.	46,100	563,803
The E.W. Scripps Co., Class A *	18,547	321,605
The Interpublic Group of Cos., Inc.	95,337	1,835,237
The Madison Square Garden Co., Class A *	3,791	844,218
The New York Times Co., Class A	40,200	767,820
The Walt Disney Co.	387,068	37,859,121
Time Warner, Inc.	195,038	19,170,285
Time, Inc.	19,122	221,815
Tribune Media Co., Class A	18,500	757,205
Twenty-First Century Fox, Inc., Class A	253,178	6,620,605
Twenty-First Century Fox, Inc., Class B	117,715	2,995,847
Viacom, Inc., Class B	84,322	2,026,258
World Wrestling Entertainment, Inc., Class A	5,700	151,221
		179,788,574

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	397,487	35,873,202
ACADIA Pharmaceuticals, Inc. *	24,600	856,818
Accelerate Diagnostics, Inc. *(b)	10,300	204,455
Acceleron Pharma, Inc. *	12,500	487,500
Achillion Pharmaceuticals, Inc. *	19,800	79,596
Acorda Therapeutics, Inc. *	8,400	223,230
Aerie Pharmaceuticals, Inc. *	8,500	524,875
Agilent Technologies, Inc.	78,817	5,361,920
Agios Pharmaceuticals, Inc. *	13,600	874,072
Akebia Therapeutics, Inc. *	10,826	196,492
Akorn, Inc. *	26,000	846,820
Alder Biopharmaceuticals, Inc. *	14,600	164,250
Alexion Pharmaceuticals, Inc. *	55,500	6,641,130
Alkermes plc *	38,241	1,864,631
Allergan plc	84,165	14,916,563
Alnylam Pharmaceuticals, Inc. *	21,600	2,631,744
AMAG Pharmaceuticals, Inc. *	6,600	103,620
Amgen, Inc.	182,408	31,961,530
Amicus Therapeutics, Inc. *	49,200	700,608
AnaptysBio, Inc. *	5,000	330,150
Aptevo Therapeutics, Inc. *	5,200	14,846
AquaBounty Technologies, Inc. *	237	1,493
Aratana Therapeutics, Inc. *	10,100	57,873
Arena Pharmaceuticals, Inc. *	9,592	268,864
ArQule, Inc. *	21,000	21,210
Array BioPharma, Inc. *	62,184	649,823
Avexis, Inc. *	8,600	898,786
Bellicum Pharmaceuticals, Inc. *	37,800	356,076
Bio-Rad Laboratories, Inc., Class A *	4,900	1,076,971
Bio-Techne Corp.	10,500	1,375,710
BioCryst Pharmaceuticals, Inc. *	23,900	107,550
Biogen, Inc. *	52,412	16,334,724
BioMarin Pharmaceutical, Inc. *	44,205	3,628,788
82
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Bioverativ, Inc. *	30,006	1,695,339
Bluebird Bio, Inc. *	13,600	1,891,760
Blueprint Medicines Corp. *	14,300	949,806
Bristol-Myers Squibb Co.	409,053	25,222,208
Bruker Corp.	29,700	932,580
Calithera Biosciences, Inc. *	20,500	330,050
Cambrex Corp. *	7,200	311,400
Catalent, Inc. *	36,900	1,571,571
Celgene Corp. *	196,883	19,879,276
Celldex Therapeutics, Inc. *	25,800	62,952
Charles River Laboratories International, Inc. *	14,016	1,629,921
Clovis Oncology, Inc. *	13,800	1,040,106
Coherus Biosciences, Inc. *	13,200	148,500
Collegium Pharmaceutical, Inc. *(b)	14,300	147,719
Corcept Therapeutics, Inc. *	30,000	590,700
Cytokinetics, Inc. *	25,000	341,250
CytomX Therapeutics, Inc. *	19,500	390,000
Depomed, Inc. *	14,500	70,180
Dermira, Inc. *	9,400	251,638
Dynavax Technologies Corp. *	13,007	286,154
Eagle Pharmaceuticals, Inc. *	2,500	134,375
Eli Lilly & Co.	243,057	19,916,091
Emergent BioSolutions, Inc. *	10,400	426,296
Endo International plc *	55,000	350,900
Endocyte, Inc. *	11,300	50,850
Enzo Biochem, Inc. *	43,981	433,213
Epizyme, Inc. *	12,224	204,141
Esperion Therapeutics, Inc. *	4,839	221,336
Exact Sciences Corp. *	29,800	1,638,702
Exelixis, Inc. *	75,600	1,874,124
FibroGen, Inc. *	21,400	1,195,190
Five Prime Therapeutics, Inc. *	9,200	412,712
Flexion Therapeutics, Inc. *(b)	11,400	250,914
Fluidigm Corp. *	6,000	34,800
Foundation Medicine, Inc. *	6,500	292,500
Galectin Therapeutics, Inc. *	21,400	52,430
Genomic Health, Inc. *	8,400	275,436
Geron Corp. *(b)	46,200	103,950
Gilead Sciences, Inc.	325,689	24,413,647
Global Blood Therapeutics, Inc. *	8,100	322,380
Halozyme Therapeutics, Inc. *	28,000	496,440
Harvard Bioscience, Inc. *	19,300	64,655
Heron Therapeutics, Inc. *	8,200	125,870
Horizon Pharma plc *	49,000	664,440
Idera Pharmaceuticals, Inc. *	156,400	243,984
Ignyta, Inc. *	33,900	522,060
Illumina, Inc. *	36,100	7,407,359
ImmunoGen, Inc. *	36,100	209,380
Immunomedics, Inc. *	19,848	212,771
Impax Laboratories, Inc. *	13,800	250,470
INC Research Holdings, Inc., Class A *	14,000	800,100
Incyte Corp. *	44,188	5,004,291
Innoviva, Inc. *	13,700	167,688
Inovio Pharmaceuticals, Inc. *	20,194	117,731
Insmed, Inc. *	15,000	405,150
Intercept Pharmaceuticals, Inc. *(b)	4,000	246,520
Intersect ENT, Inc. *	14,000	415,100
Intra-Cellular Therapies, Inc. *	15,000	233,850
Intrexon Corp. *(b)	15,900	259,965
Ionis Pharmaceuticals, Inc. *	29,400	1,679,034
Ironwood Pharmaceuticals, Inc. *	36,600	562,908
Jazz Pharmaceuticals plc *	16,600	2,349,398
Johnson & Johnson	670,923	93,533,375
Juno Therapeutics, Inc. *	18,800	844,308
Keryx Biopharmaceuticals, Inc. *	24,800	160,704
Lannett Co., Inc. *(b)	8,800	175,120
Lexicon Pharmaceuticals, Inc. *(b)	18,214	185,601
Ligand Pharmaceuticals, Inc. *	4,948	719,192
83
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Loxo Oncology, Inc. *	9,300	801,288
Luminex Corp.	12,900	275,415
MacroGenics, Inc. *	7,500	148,425
Mallinckrodt plc *	25,602	810,815
Merck & Co., Inc.	681,916	37,566,752
Merrimack Pharmaceuticals, Inc. (b)	3,859	45,305
Mettler-Toledo International, Inc. *	6,400	4,368,832
MiMedx Group, Inc. *(b)	26,820	340,078
Momenta Pharmaceuticals, Inc. *	13,500	190,350
Mylan N.V. *	132,500	4,731,575
MyoKardia, Inc. *	4,873	187,367
Myriad Genetics, Inc. *	16,600	569,048
Nektar Therapeutics *	43,600	1,050,324
Neurocrine Biosciences, Inc. *	22,700	1,409,897
Novavax, Inc. *(b)	52,500	57,225
Omeros Corp. *(b)	8,800	138,688
OPKO Health, Inc. *(b)	77,300	520,229
Pacific Biosciences of California, Inc. *	17,500	74,025
Pacira Pharmaceuticals, Inc. *	13,200	423,060
PerkinElmer, Inc.	29,677	2,146,241
Perrigo Co., plc	34,000	2,753,660
Pfizer, Inc.	1,498,374	52,532,992
Portola Pharmaceuticals, Inc. *	13,300	657,153
PRA Health Sciences, Inc. *	12,200	993,446
Prestige Brands Holdings, Inc. *	16,300	764,470
Progenics Pharmaceuticals, Inc. *	39,500	244,505
Proteostasis Therapeutics, Inc. *(b)	18,300	34,404
Prothena Corp. plc *	8,919	517,748
PTC Therapeutics, Inc. *	5,885	110,285
Puma Biotechnology, Inc. *	9,700	1,234,810
Quintiles IMS Holdings, Inc. *	35,243	3,809,768
Radius Health, Inc. *(b)	8,000	256,880
Reata Pharmaceuticals, Inc., Class A *(b)	9,700	293,716
Regeneron Pharmaceuticals, Inc. *	19,421	7,819,283
REGENXBIO, Inc. *	6,348	190,123
Repligen Corp. *	9,886	367,759
Retrophin, Inc. *	9,400	233,778
Revance Therapeutics, Inc. *	16,500	429,000
Rigel Pharmaceuticals, Inc. *	48,200	180,750
Sage Therapeutics, Inc. *	8,400	531,552
Sangamo Therapeutics, Inc. *	14,600	181,040
Sarepta Therapeutics, Inc. *	18,100	892,511
Seattle Genetics, Inc. *	23,400	1,434,654
Seres Therapeutics, Inc. *	20,000	200,800
Spark Therapeutics, Inc. *	5,900	477,310
Spectrum Pharmaceuticals, Inc. *	24,200	474,078
Spring Bank Pharmaceuticals, Inc. *	3,900	59,631
Sucampo Pharmaceuticals, Inc., Class A *	4,300	43,000
Supernus Pharmaceuticals, Inc. *	10,797	449,155
Synergy Pharmaceuticals, Inc. *(b)	47,900	130,767
TESARO, Inc. *	11,095	1,284,468
TG Therapeutics, Inc. *(b)	13,000	105,950
The Medicines Co. *	17,700	508,698
TherapeuticsMD, Inc. *(b)	35,777	168,867
Theravance Biopharma, Inc. *(b)	13,214	381,356
Thermo Fisher Scientific, Inc.	100,102	19,402,771
Trevena, Inc. *	56,700	85,050
Ultragenyx Pharmaceutical, Inc. *	12,000	553,080
United Therapeutics Corp. *	11,200	1,328,208
Vanda Pharmaceuticals, Inc. *	13,953	219,062
Vertex Pharmaceuticals, Inc. *	63,444	9,277,416
VWR Corp. *	19,000	628,900
Waters Corp. *	19,772	3,876,301
Xencor, Inc. *	19,900	393,622
ZIOPHARM Oncology, Inc. *(b)	33,811	157,559
84
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Zoetis, Inc.	124,382	7,938,059
Zogenix, Inc. *	27,800	1,042,500
		539,546,315

Real Estate 3.9%
Acadia Realty Trust	23,300	655,895
Agree Realty Corp.	5,000	236,450
Alexander & Baldwin, Inc.	17,800	805,272
Alexander's, Inc.	1,400	575,400
Alexandria Real Estate Equities, Inc.	23,400	2,900,664
Altisource Residential Corp.	10,789	115,119
American Assets Trust, Inc.	8,000	310,320
American Campus Communities, Inc.	36,200	1,505,196
American Homes 4 Rent, Class A	58,600	1,247,008
American Realty Investors, Inc. *	1,537	14,586
American Tower Corp.	105,844	15,206,608
Apartment Investment & Management Co., Class A	39,211	1,724,500
Apple Hospitality REIT, Inc.	55,800	1,056,852
Armada Hoffler Properties, Inc.	20,000	285,400
Ashford Hospitality Prime, Inc.	2,168	21,073
Ashford Hospitality Trust, Inc.	9,000	63,270
AvalonBay Communities, Inc.	34,961	6,339,478
Boston Properties, Inc.	38,979	4,723,475
Brandywine Realty Trust	45,663	798,646
Brixmor Property Group, Inc.	81,985	1,432,278
Camden Property Trust	23,800	2,171,512
CareTrust REIT, Inc.	24,631	465,526
CBL & Associates Properties, Inc.	54,085	424,026
CBRE Group, Inc., Class A *	74,330	2,922,656
Cedar Realty Trust, Inc.	33,200	180,608
Chatham Lodging Trust	8,234	179,090
Chesapeake Lodging Trust	18,500	516,150
CIM Commercial Trust Corp.	9,700	162,475
Colony NorthStar, Inc., Class A	138,552	1,701,419
Columbia Property Trust, Inc.	30,300	669,024
Consolidated-Tomoka Land Co.	2,000	117,040
CoreCivic, Inc.	30,985	764,090
CorEnergy Infrastructure Trust, Inc.	8,700	313,896
CoreSite Realty Corp.	7,300	808,475
Corporate Office Properties Trust	27,600	881,268
Cousins Properties, Inc.	117,997	1,064,333
Crown Castle International Corp.	100,723	10,785,419
CubeSmart	41,400	1,126,908
CyrusOne, Inc.	24,500	1,504,055
DCT Industrial Trust, Inc.	21,900	1,270,638
DDR Corp.	82,784	634,953
DiamondRock Hospitality Co.	59,386	644,932
Digital Realty Trust, Inc.	49,919	5,912,406
Douglas Emmett, Inc.	40,048	1,593,510
Duke Realty Corp.	89,590	2,551,523
Easterly Government Properties, Inc.	9,522	191,583
EastGroup Properties, Inc.	10,000	905,900
Education Realty Trust, Inc.	14,966	522,313
Empire State Realty Trust, Inc., Class A	22,502	451,165
EPR Properties	13,600	940,848
Equinix, Inc.	19,676	9,119,826
Equity Commonwealth *	33,150	996,158
Equity LifeStyle Properties, Inc.	20,700	1,831,536
Equity Residential	93,911	6,316,454
Essex Property Trust, Inc.	16,189	4,248,479
Extra Space Storage, Inc.	29,800	2,431,382
Federal Realty Investment Trust	17,100	2,060,892
First Industrial Realty Trust, Inc.	33,800	1,043,744
Forest City Realty Trust, Inc., Class A	58,100	1,431,003
Forestar Group, Inc. *(b)	4,933	87,807
Four Corners Property Trust, Inc.	11,616	286,683
Franklin Street Properties Corp.	22,500	225,000
85
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
FRP Holdings, Inc. *	8,500	376,975
Gaming & Leisure Properties, Inc.	50,948	1,861,640
Getty Realty Corp.	9,552	271,372
GGP, Inc.	143,409	2,790,739
Gladstone Commercial Corp.	10,000	216,600
Global Net Lease, Inc.	13,333	287,993
Government Properties Income Trust	22,900	416,093
Gramercy Property Trust	36,304	1,078,229
Griffin Industrial Realty, Inc.	300	11,130
HCP, Inc.	113,248	2,926,328
Healthcare Realty Trust, Inc.	34,849	1,123,532
Healthcare Trust of America, Inc., Class A	50,700	1,523,535
Hersha Hospitality Trust	10,000	176,900
HFF, Inc., Class A	9,800	429,828
Highwoods Properties, Inc.	28,854	1,472,997
Hospitality Properties Trust	39,500	1,128,910
Host Hotels & Resorts, Inc.	183,063	3,580,712
Hudson Pacific Properties, Inc.	39,100	1,322,362
Independence Realty Trust, Inc.	19,967	202,665
InfraREIT, Inc.	18,000	403,200
Investors Real Estate Trust	28,600	167,310
Invitation Homes, Inc.	31,500	710,955
Iron Mountain, Inc.	60,173	2,406,920
iStar, Inc. *	36,990	432,783
JBG SMITH Properties *	21,246	663,088
Jones Lang LaSalle, Inc.	12,400	1,605,676
Kennedy-Wilson Holdings, Inc.	29,759	578,813
Kilroy Realty Corp.	24,800	1,766,504
Kimco Realty Corp.	93,295	1,694,237
Kite Realty Group Trust	15,825	295,769
Lamar Advertising Co., Class A	20,200	1,422,888
LaSalle Hotel Properties	30,453	859,079
Lexington Realty Trust	71,667	725,270
Liberty Property Trust	33,100	1,419,328
Life Storage, Inc.	11,826	955,777
LTC Properties, Inc.	8,700	404,637
Mack-Cali Realty Corp.	18,500	421,245
Maui Land & Pineapple Co., Inc. *	800	12,760
Medical Properties Trust, Inc.	87,500	1,157,625
Mid-America Apartment Communities, Inc.	29,066	2,974,905
Monmouth Real Estate Investment Corp.	18,100	308,424
National Health Investors, Inc.	9,500	723,805
National Retail Properties, Inc.	35,520	1,427,194
National Storage Affiliates Trust	22,300	552,817
New Century Financial Corp. *(e)	3,600	—
New Senior Investment Group, Inc.	20,583	184,012
NorthStar Realty Europe Corp.	10,512	141,597
Omega Healthcare Investors, Inc. (b)	50,194	1,448,599
One Liberty Properties, Inc.	1,400	33,922
Outfront Media, Inc.	36,703	860,685
Paramount Group, Inc.	45,900	730,728
Park Hotels & Resorts, Inc.	41,621	1,198,269
Pebblebrook Hotel Trust	21,700	773,822
Pennsylvania Real Estate Investment Trust	13,900	135,108
Physicians Realty Trust	46,000	799,480
Piedmont Office Realty Trust, Inc., Class A	40,600	785,204
Potlatch Corp.	12,353	639,885
Preferred Apartment Communities, Inc., Class A	3,700	73,445
Prologis, Inc.	132,426	8,552,071
PS Business Parks, Inc.	6,800	899,844
Public Storage	36,797	7,626,178
QTS Realty Trust, Inc., Class A	15,600	902,460
Quality Care Properties, Inc. *	19,109	302,495
RAIT Financial Trust	16,199	8,666
Ramco-Gershenson Properties Trust	22,500	284,175
Rayonier, Inc.	32,182	964,816
RE/MAX Holdings, Inc., Class A	9,200	611,800
Realogy Holdings Corp.	29,400	950,502
86
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Realty Income Corp.	69,235	3,715,842
Regency Centers Corp.	34,168	2,103,040
Retail Opportunity Investments Corp.	29,100	523,218
Retail Properties of America, Inc., Class A	60,000	733,200
Rexford Industrial Realty, Inc.	25,902	769,030
RLJ Lodging Trust	40,536	878,010
Ryman Hospitality Properties, Inc.	15,237	1,007,623
Sabra Health Care REIT, Inc.	48,050	957,156
Saul Centers, Inc.	4,700	287,264
SBA Communications Corp. *	28,900	4,542,502
Select Income REIT	14,600	352,736
Senior Housing Properties Trust	57,819	1,063,870
Seritage Growth Properties, Class A (b)	5,300	217,989
Simon Property Group, Inc.	77,357	12,015,863
SL Green Realty Corp.	25,866	2,474,859
Spirit Realty Capital, Inc.	128,648	1,069,065
STAG Industrial, Inc.	11,900	324,870
Starwood Waypoint Homes	23,740	861,999
STORE Capital Corp.	40,100	990,069
Summit Hotel Properties, Inc.	27,700	437,937
Sun Communities, Inc.	18,992	1,714,218
Sunstone Hotel Investors, Inc.	62,013	1,012,052
Tanger Factory Outlet Centers, Inc.	31,200	709,800
Taubman Centers, Inc.	15,400	727,188
Tejon Ranch Co. *	3,674	69,255
Terreno Realty Corp.	10,000	367,200
The GEO Group, Inc.	29,848	774,556
The Howard Hughes Corp. *	10,000	1,276,300
The Macerich Co.	27,405	1,496,313
The RMR Group, Inc., Class A	1,889	99,078
The St. Joe Co. *	18,800	334,640
Tier REIT, Inc.	20,000	391,400
UDR, Inc.	63,261	2,453,894
UMH Properties, Inc.	7,900	118,026
Uniti Group, Inc.	42,753	748,178
Universal Health Realty Income Trust	4,700	344,087
Urban Edge Properties	30,146	707,225
Urstadt Biddle Properties, Inc., Class A	4,500	97,785
Ventas, Inc.	87,466	5,488,492
VEREIT, Inc.	256,000	2,019,840
Vornado Realty Trust	42,492	3,180,951
Washington Prime Group, Inc.	66,404	519,943
Washington Real Estate Investment Trust	23,100	743,589
Weingarten Realty Investors	34,375	1,046,719
Welltower, Inc.	91,558	6,130,724
Weyerhaeuser Co.	183,007	6,571,781
Whitestone REIT (b)	2,100	28,056
WP Carey, Inc.	27,400	1,867,310
Xenia Hotels & Resorts, Inc.	35,200	765,952
		263,802,201

Retailing 4.9%
Aaron's, Inc.	14,675	540,040
Abercrombie & Fitch Co., Class A	11,800	158,474
Advance Auto Parts, Inc.	17,040	1,392,850
Amazon.com, Inc. *	99,597	110,082,572
America's Car-Mart, Inc. *	6,850	293,523
American Eagle Outfitters, Inc.	40,750	530,565
Asbury Automotive Group, Inc. *	6,500	399,100
Ascena Retail Group, Inc. *	34,141	66,234
AutoNation, Inc. *(b)	13,800	654,120
AutoZone, Inc. *	6,800	4,008,600
Barnes & Noble Education, Inc. *	4,676	25,484
Barnes & Noble, Inc.	7,400	51,800
Bed Bath & Beyond, Inc.	35,500	706,450
Best Buy Co., Inc.	69,413	3,885,740
Big Lots, Inc.	9,200	472,052
87
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Burlington Stores, Inc. *	17,000	1,596,130
Caleres, Inc.	6,675	182,428
Camping World Holdings, Inc., Class A	5,396	226,740
CarMax, Inc. *	44,746	3,360,425
Chico's FAS, Inc.	26,200	209,338
Core-Mark Holding Co., Inc.	8,000	272,480
Dick's Sporting Goods, Inc.	24,700	604,409
Dillard's, Inc., Class A	4,300	218,440
Dollar General Corp.	63,642	5,144,819
Dollar Tree, Inc. *	57,144	5,214,390
DSW, Inc., Class A	29,960	573,734
Expedia, Inc.	31,282	3,899,614
Express, Inc. *	12,600	85,302
Five Below, Inc. *	15,800	872,950
Floor & Decor Holdings, Inc., Class A *	4,847	182,732
Foot Locker, Inc.	29,900	899,392
Francesca's Holdings Corp. *	13,300	86,051
Fred's, Inc., Class A (b)	6,700	29,547
FTD Cos., Inc. *	8,070	87,156
GameStop Corp., Class A	19,348	361,614
Genesco, Inc. *	8,500	208,250
Genuine Parts Co.	36,300	3,202,749
Group 1 Automotive, Inc.	7,900	620,703
Groupon, Inc. *	95,000	453,150
Guess?, Inc.	16,800	272,328
Hibbett Sports, Inc. *	12,443	159,270
HSN, Inc.	6,269	236,341
J.C. Penney Co., Inc. *(b)	75,000	210,000
Kirkland's, Inc. *	8,700	101,790
Kohl's Corp.	45,900	1,916,784
L Brands, Inc.	63,632	2,738,721
Lands' End, Inc. *	7,747	84,442
Liberty Expedia Holdings, Inc., Class A *	15,838	730,132
Liberty Interactive Corp., QVC Group, Class A *	104,609	2,376,716
Liberty TripAdvisor Holdings, Inc., Class A *	13,830	149,364
Liberty Ventures, Series A *	21,708	1,236,488
Lithia Motors, Inc., Class A	7,100	803,578
LKQ Corp. *	78,500	2,958,665
Lowe's Cos., Inc.	212,130	16,959,793
Lumber Liquidators Holdings, Inc. *	4,600	141,588
Macy's, Inc.	80,173	1,504,045
MarineMax, Inc. *	16,300	302,365
Monro, Inc.	10,162	501,495
Murphy USA, Inc. *	6,875	511,225
Netflix, Inc. *	107,630	21,141,761
Nordstrom, Inc.	26,300	1,042,795
Nutrisystem, Inc.	13,300	664,335
O'Reilly Automotive, Inc. *	22,899	4,830,544
Office Depot, Inc.	156,456	485,014
Ollie's Bargain Outlet Holdings, Inc. *	10,377	463,333
Penske Automotive Group, Inc.	9,100	424,242
PetMed Express, Inc.	9,000	318,240
Pier 1 Imports, Inc.	15,800	65,728
Pool Corp.	9,962	1,203,210
Rent-A-Center, Inc. (b)	33,550	333,487
RH *(b)	6,300	566,496
Ross Stores, Inc.	97,300	6,177,577
Sally Beauty Holdings, Inc. *	31,150	539,207
Sears Holdings Corp. *(b)	26,785	147,585
Shoe Carnival, Inc.	6,300	118,251
Shutterfly, Inc. *	6,300	269,010
Signet Jewelers Ltd.	16,800	1,101,576
Sleep Number Corp. *	12,200	396,500
Sonic Automotive, Inc., Class A	11,200	222,320
Tailored Brands, Inc.	21,100	325,995
Target Corp.	136,278	8,045,853
The Buckle, Inc.	3,875	63,744
The Cato Corp., Class A	7,100	91,306
88
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Children's Place, Inc.	3,600	391,680
The Finish Line, Inc., Class A	7,161	66,382
The Gap, Inc.	51,800	1,346,282
The Home Depot, Inc.	294,147	48,763,690
The Michaels Cos., Inc. *	26,400	512,688
The Priceline Group, Inc. *	12,154	23,237,962
The TJX Cos., Inc.	158,047	11,031,681
Tiffany & Co.	25,600	2,396,672
Tile Shop Holdings, Inc.	13,900	118,845
Tractor Supply Co.	30,100	1,813,826
Trans World Entertainment Corp. *	9,700	17,460
TripAdvisor, Inc. *	27,672	1,037,700
Tuesday Morning Corp. *	10,800	33,480
Ulta Salon, Cosmetics & Fragrance, Inc. *	13,800	2,784,702
Urban Outfitters, Inc. *	18,000	441,360
Vitamin Shoppe, Inc. *	4,200	19,320
Wayfair, Inc., Class A *	12,400	866,760
Williams-Sonoma, Inc. (b)	22,900	1,181,640
Winmark Corp.	1,700	222,275
Zumiez, Inc. *	10,500	185,325
		331,263,116

Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc. *	12,500	1,059,000
Advanced Micro Devices, Inc. *	185,800	2,041,013
Amkor Technology, Inc. *	35,700	413,049
Analog Devices, Inc.	92,951	8,486,426
Applied Materials, Inc.	263,498	14,869,192
Axcelis Technologies, Inc. *	15,000	493,500
AXT, Inc. *	3,500	32,550
Broadcom Ltd.	100,566	26,540,373
Brooks Automation, Inc.	25,085	862,673
Cabot Microelectronics Corp.	5,660	547,152
Cavium, Inc. *	17,370	1,198,356
CEVA, Inc. *	7,233	349,354
Cirrus Logic, Inc. *	19,100	1,069,600
Cohu, Inc.	7,500	193,500
Cree, Inc. *	20,900	746,130
Cypress Semiconductor Corp.	69,226	1,097,924
Diodes, Inc. *	11,012	378,152
DSP Group, Inc. *	6,300	84,420
Entegris, Inc.	35,399	1,159,317
First Solar, Inc. *	20,779	1,139,105
FormFactor, Inc. *	14,600	265,720
GSI Technology, Inc. *	8,500	58,820
Impinj, Inc. *(b)	4,438	151,513
Inphi Corp. *	14,400	590,112
Integrated Device Technology, Inc. *	38,920	1,209,245
Intel Corp.	1,177,951	53,584,991
IXYS Corp. *	6,900	170,430
KLA-Tencor Corp.	38,000	4,137,820
Kopin Corp. *	19,600	68,796
Kulicke & Soffa Industries, Inc. *	18,500	419,025
Lam Research Corp.	39,267	8,189,918
Lattice Semiconductor Corp. *	25,100	146,835
MACOM Technology Solutions Holdings, Inc. *	8,619	352,345
Marvell Technology Group Ltd.	111,400	2,057,558
Maxim Integrated Products, Inc.	68,100	3,577,974
MaxLinear, Inc. *	14,822	362,694
Microchip Technology, Inc.	57,380	5,439,626
Micron Technology, Inc. *	276,456	12,249,765
Microsemi Corp. *	26,738	1,427,007
MKS Instruments, Inc.	14,000	1,521,100
Monolithic Power Systems, Inc.	9,600	1,168,032
Nanometrics, Inc. *	5,300	149,831
NVIDIA Corp.	148,800	30,773,328
ON Semiconductor Corp. *	101,065	2,154,706
89
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
PDF Solutions, Inc. *	9,699	142,090
Photronics, Inc. *	18,000	174,600
Power Integrations, Inc.	8,900	715,115
Qorvo, Inc. *	30,074	2,279,910
QUALCOMM, Inc.	367,152	18,728,424
Rambus, Inc. *	19,600	288,316
Rudolph Technologies, Inc. *	16,418	455,600
Semtech Corp. *	21,700	890,785
Silicon Laboratories, Inc. *	9,200	873,080
Skyworks Solutions, Inc.	46,632	5,309,520
SolarEdge Technologies, Inc. *	18,000	591,300
SunPower Corp. *(b)	15,500	110,360
Synaptics, Inc. *	8,450	313,664
Teradyne, Inc.	54,559	2,340,036
Texas Instruments, Inc.	249,573	24,131,214
Ultra Clean Holdings, Inc. *	14,000	357,280
Veeco Instruments, Inc. *	10,084	182,016
Versum Materials, Inc.	24,700	1,039,376
Xcerra Corp. *	19,192	189,041
Xilinx, Inc.	63,409	4,672,609
Xperi Corp.	11,100	255,300
		257,027,613

Software & Services 13.8%
2U, Inc. *	13,300	846,279
8x8, Inc. *	25,000	333,750
Accenture plc, Class A	154,050	21,930,558
ACI Worldwide, Inc. *	33,100	797,048
Activision Blizzard, Inc.	187,803	12,299,218
Actua Corp. *	8,050	124,373
Acxiom Corp. *	23,700	596,292
Adobe Systems, Inc. *	121,710	21,318,724
Agilysys, Inc. *	8,460	103,804
Akamai Technologies, Inc. *	41,438	2,165,136
Alarm.com Holdings, Inc. *	6,054	282,601
Alliance Data Systems Corp.	13,044	2,918,334
Alphabet, Inc., Class A *	74,261	76,714,583
Alphabet, Inc., Class C *	75,323	76,576,375
ANGI Homeservices, Inc., Class A *(b)	22,248	278,100
ANSYS, Inc. *	22,186	3,033,048
Aspen Technology, Inc. *	20,475	1,321,047
Autodesk, Inc. *	52,300	6,535,408
Automatic Data Processing, Inc.	111,202	12,928,345
Bankrate, Inc. *	14,600	202,940
Barracuda Networks, Inc. *	9,847	229,534
Bazaarvoice, Inc. *	15,200	73,340
Benefitfocus, Inc. *	12,000	328,800
Black Knight, Inc. *	29,391	1,332,882
Blackbaud, Inc.	13,400	1,357,420
Blackhawk Network Holdings, Inc. *	19,203	651,942
Blucora, Inc. *	11,572	251,112
Booz Allen Hamilton Holding Corp.	41,312	1,561,180
Bottomline Technologies de, Inc. *	8,800	286,528
Box, Inc., Class A *	20,000	439,000
Broadridge Financial Solutions, Inc.	30,725	2,639,892
BroadSoft, Inc. *	12,900	707,565
CA, Inc.	78,408	2,538,851
CACI International, Inc., Class A *	6,700	963,125
Cadence Design Systems, Inc. *	72,500	3,129,100
Callidus Software, Inc. *	16,546	419,441
Carbonite, Inc. *	14,300	324,610
Cardtronics plc, Class A *	8,800	201,520
Cars.com, Inc. *	15,366	366,018
CDK Global, Inc.	32,620	2,073,327
Citrix Systems, Inc. *	37,700	3,114,397
Cloudera, Inc. *	20,000	302,600
Cognizant Technology Solutions Corp., Class A	146,956	11,120,161
90
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
CommerceHub, Inc., Series A *	2,534	56,584
CommerceHub, Inc., Series C *	5,069	108,122
CommVault Systems, Inc. *	13,100	681,855
Conduent, Inc. *	38,811	600,794
Convergys Corp.	26,600	684,418
CoreLogic, Inc. *	23,100	1,083,390
Cornerstone OnDemand, Inc. *	12,500	479,500
CoStar Group, Inc. *	9,022	2,668,257
Coupa Software, Inc. *	6,350	220,663
CSG Systems International, Inc.	8,900	376,826
CSRA, Inc.	44,138	1,411,975
Dell Technologies, Inc., Class V *	52,141	4,315,711
Digimarc Corp. *(b)	3,542	126,449
DST Systems, Inc.	16,400	961,368
DXC Technology Co.	68,704	6,287,790
eBay, Inc. *	246,844	9,291,208
Ebix, Inc.	8,303	564,189
Edgewater Technology, Inc. *	767	4,993
Electronic Arts, Inc. *	75,700	9,053,720
Ellie Mae, Inc. *	8,393	754,950
Endurance International Group Holdings, Inc. *	42,300	346,860
Envestnet, Inc. *	15,300	817,020
EPAM Systems, Inc. *	12,000	1,093,800
Etsy, Inc. *	31,300	522,710
Euronet Worldwide, Inc. *	11,900	1,150,016
Everi Holdings, Inc. *	28,300	234,607
EVERTEC, Inc.	14,000	210,000
ExlService Holdings, Inc. *	7,200	449,424
Facebook, Inc., Class A *	591,989	106,593,539
Fair Isaac Corp.	8,544	1,240,247
Fidelity National Information Services, Inc.	82,291	7,633,313
FireEye, Inc. *	56,800	961,056
First Data Corp., Class A *	113,800	2,026,778
Fiserv, Inc. *	51,800	6,704,474
Five9, Inc. *	12,806	323,095
FleetCor Technologies, Inc. *	23,800	3,933,426
Fortinet, Inc. *	34,800	1,371,468
Gartner, Inc. *	21,956	2,751,306
Genpact Ltd.	28,274	860,943
Gigamon, Inc. *	9,700	373,450
Global Payments, Inc.	38,028	3,953,011
Glu Mobile, Inc. *	38,900	155,989
GoDaddy, Inc., Class A *	23,100	1,078,770
Gogo, Inc. *(b)	16,000	159,040
GrubHub, Inc. *	20,400	1,244,808
GSE Systems, Inc. *	2,424	8,484
GTT Communications, Inc. *	7,591	276,692
Guidewire Software, Inc. *	19,500	1,559,610
Hortonworks, Inc. *	26,900	444,119
HubSpot, Inc. *	11,300	978,015
IAC/InterActiveCorp *	18,072	2,332,192
Imperva, Inc. *	8,262	352,787
Information Services Group, Inc. *	7,500	30,600
International Business Machines Corp.	215,782	33,243,375
Intuit, Inc.	59,030	8,914,711
j2 Global, Inc.	13,300	986,062
Jack Henry & Associates, Inc.	19,400	2,136,522
Leaf Group Ltd. *	5,920	41,736
Leidos Holdings, Inc.	37,900	2,369,508
Liquidity Services, Inc. *	15,481	88,242
LivePerson, Inc. *	19,700	276,785
LogMeIn, Inc.	13,477	1,631,391
Manhattan Associates, Inc. *	16,300	682,318
ManTech International Corp., Class A	8,600	399,126
MasterCard, Inc., Class A	232,767	34,628,747
Match Group, Inc. *(b)	12,023	321,495
MAXIMUS, Inc.	16,300	1,082,809
Microsoft Corp.	1,926,996	160,287,527
91
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
MicroStrategy, Inc., Class A *	2,256	298,379
MINDBODY, Inc., Class A *	12,000	387,000
Mitek Systems, Inc. *	34,300	305,270
MoneyGram International, Inc. *	9,037	140,525
Monotype Imaging Holdings, Inc.	6,500	149,825
New Relic, Inc. *	14,600	749,418
NIC, Inc.	26,000	442,000
Nuance Communications, Inc. *	59,974	884,017
Nutanix, Inc., Class A *	16,000	456,000
Oracle Corp.	753,631	38,359,818
Pandora Media, Inc. *	72,500	529,975
Paychex, Inc.	79,864	5,094,525
Paycom Software, Inc. *	10,700	879,540
Paylocity Holding Corp. *	8,900	475,349
PayPal Holdings, Inc. *	283,138	20,544,493
Pegasystems, Inc.	12,800	746,240
Perficient, Inc. *	7,800	151,710
PRGX Global, Inc. *	11,000	83,050
Progress Software Corp.	9,300	393,669
Proofpoint, Inc. *	13,000	1,201,330
PROS Holdings, Inc. *	7,826	176,789
PTC, Inc. *	29,380	1,952,301
Q2 Holdings, Inc. *	7,600	323,380
Qualys, Inc. *	5,600	296,240
Quotient Technology, Inc. *	18,100	283,265
RealPage, Inc. *	12,600	545,580
Red Hat, Inc. *	43,564	5,263,838
Reis, Inc.	1,400	25,550
RingCentral, Inc., Class A *	24,600	1,036,890
Sabre Corp.	61,540	1,203,722
salesforce.com, Inc. *	167,822	17,174,903
Science Applications International Corp.	11,785	864,312
ServiceNow, Inc. *	42,400	5,358,088
ServiceSource International, Inc. *	14,400	50,112
Shutterstock, Inc. *	4,000	155,960
Silver Spring Networks, Inc. *	19,000	306,280
Snap, Inc., Class A *(b)	56,100	860,574
Splunk, Inc. *	32,500	2,187,250
SPS Commerce, Inc. *	4,300	211,388
Square, Inc., Class A *	67,400	2,506,606
SS&C Technologies Holdings, Inc.	42,400	1,704,480
Stamps.com, Inc. *	5,827	1,307,579
StarTek, Inc. *	3,900	46,566
Sykes Enterprises, Inc. *	11,026	319,092
Symantec Corp.	149,673	4,864,372
Synchronoss Technologies, Inc. *	8,100	91,773
Synopsys, Inc. *	37,884	3,277,724
Syntel, Inc. *	8,600	200,896
Tableau Software, Inc., Class A *	17,742	1,438,699
Take-Two Interactive Software, Inc. *	27,500	3,042,875
TeleTech Holdings, Inc.	9,100	379,015
Teradata Corp. *	36,000	1,204,200
The Hackett Group, Inc.	7,200	111,168
The Trade Desk, Inc., Class A *	4,722	311,274
The Ultimate Software Group, Inc. *	6,600	1,337,094
The Western Union Co.	117,232	2,328,228
TiVo Corp.	36,770	667,376
Total System Services, Inc.	42,904	3,091,233
Travelport Worldwide Ltd.	42,100	660,549
TrueCar, Inc. *	30,000	485,400
Twilio, Inc., Class A *	10,500	335,475
Twitter, Inc. *	157,400	3,245,588
Tyler Technologies, Inc. *	8,600	1,524,694
Unisys Corp. *	18,200	159,250
Vantiv, Inc., Class A *	39,300	2,751,000
Varonis Systems, Inc. *	4,776	208,234
VASCO Data Security International, Inc. *	9,200	125,120
Verint Systems, Inc. *	16,210	684,062
92
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
VeriSign, Inc. *	22,275	2,395,008
Virtusa Corp. *	4,700	179,352
Visa, Inc., Class A	455,677	50,115,356
VMware, Inc., Class A *	17,100	2,046,699
Web.com Group, Inc. *	18,523	446,404
WEX, Inc. *	8,900	1,099,951
Workday, Inc., Class A *	33,004	3,663,114
Yelp, Inc. *	21,300	995,136
Zendesk, Inc. *	27,000	837,000
Zillow Group, Inc., Class A *	8,797	363,404
Zillow Group, Inc., Class C *	26,594	1,097,800
Zynga, Inc., Class A *	212,600	829,140
		927,739,614

Technology Hardware & Equipment 5.8%
3D Systems Corp. *(b)	36,100	446,918
Acacia Communications, Inc. *(b)	3,100	131,161
ADTRAN, Inc.	22,200	468,420
Amphenol Corp., Class A	73,700	6,411,900
Anixter International, Inc. *	8,200	563,340
Apple, Inc.	1,292,094	218,415,570
Applied Optoelectronics, Inc. *(b)	6,000	244,440
Arista Networks, Inc. *	10,700	2,138,823
ARRIS International plc *	43,075	1,227,637
Arrow Electronics, Inc. *	22,493	1,880,190
Avnet, Inc.	26,588	1,058,202
AVX Corp.	14,000	263,760
Badger Meter, Inc.	8,000	350,400
Belden, Inc.	11,600	926,956
Benchmark Electronics, Inc. *	7,830	242,339
Brocade Communications Systems, Inc.	112,637	1,312,221
CalAmp Corp. *	4,000	90,920
CDW Corp.	40,900	2,863,000
Ciena Corp. *	34,970	743,812
Cisco Systems, Inc.	1,255,485	42,874,813
Cognex Corp.	21,500	2,647,725
Coherent, Inc. *	5,500	1,444,905
CommScope Holding Co., Inc. *	47,382	1,522,857
Communications Systems, Inc.	53,328	230,910
Comtech Telecommunications Corp.	4,175	89,804
Control4 Corp. *	15,000	441,750
Corning, Inc.	228,107	7,142,030
Cray, Inc. *	7,600	156,940
CTS Corp.	8,800	239,360
CUI Global, Inc. *(b)	56,600	176,026
Daktronics, Inc.	8,700	89,349
Diebold Nixdorf, Inc.	23,500	453,550
Digi International, Inc. *	9,100	94,640
Dolby Laboratories, Inc., Class A	18,600	1,077,684
EchoStar Corp., Class A *	11,940	668,043
Electro Scientific Industries, Inc. *	9,900	177,111
Electronics For Imaging, Inc. *	15,500	478,330
ePlus, Inc. *	5,800	554,480
Extreme Networks, Inc. *	27,500	330,000
F5 Networks, Inc. *	15,100	1,831,177
Fabrinet *	11,108	412,995
FARO Technologies, Inc. *	3,000	155,400
Finisar Corp. *	25,800	607,332
Fitbit, Inc., Class A *	40,832	250,708
FLIR Systems, Inc.	38,000	1,779,160
Harmonic, Inc. *	20,042	74,155
Harris Corp.	31,071	4,328,812
Hewlett Packard Enterprise Co.	410,436	5,713,269
HP, Inc.	420,318	9,057,853
I.D. Systems, Inc. *	5,500	40,975
II-VI, Inc. *	13,000	587,600
Immersion Corp. *	4,300	34,744
93
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Infinera Corp. *	27,300	228,501
Insight Enterprises, Inc. *	8,950	403,198
InterDigital, Inc.	10,000	733,500
IPG Photonics Corp. *	9,800	2,086,518
Itron, Inc. *	10,200	797,130
Jabil, Inc.	45,400	1,283,912
Juniper Networks, Inc.	85,665	2,127,062
KEMET Corp. *	11,973	307,586
Keysight Technologies, Inc. *	44,058	1,968,071
Kimball Electronics, Inc. *	6,825	150,150
Knowles Corp. *	30,500	505,080
Littelfuse, Inc.	5,300	1,107,700
Lumentum Holdings, Inc. *	13,510	853,157
Maxwell Technologies, Inc. *	7,700	37,114
Methode Electronics, Inc.	9,500	445,550
Motorola Solutions, Inc.	37,933	3,434,454
MTS Systems Corp.	3,781	196,801
National Instruments Corp.	26,112	1,175,040
NCR Corp. *	35,100	1,126,359
Neonode, Inc. *(b)	31,951	36,424
NetApp, Inc.	64,900	2,882,858
NETGEAR, Inc. *	6,000	279,900
NetScout Systems, Inc. *	26,000	738,400
Novanta, Inc. *	7,866	372,062
Oclaro, Inc. *	37,600	310,952
OSI Systems, Inc. *	7,500	662,850
Palo Alto Networks, Inc. *	22,000	3,238,400
Park Electrochemical Corp.	3,600	67,968
PC Connection, Inc.	7,000	189,000
PC-Tel, Inc.	8,900	59,185
Plantronics, Inc.	6,000	272,160
Plexus Corp. *	6,500	399,295
Pure Storage, Inc., Class A *	23,900	392,677
Quantum Corp. *	15,625	82,813
Radisys Corp. *	3,500	4,620
Richardson Electronics Ltd.	7,300	48,326
Rogers Corp. *	4,200	638,736
Sanmina Corp. *	20,900	683,953
ScanSource, Inc. *	6,300	270,585
Seagate Technology plc	72,766	2,690,159
Sonus Networks, Inc. *	10,860	84,708
Super Micro Computer, Inc. *	8,200	163,180
SYNNEX Corp.	8,400	1,132,992
Systemax, Inc.	8,000	228,400
TE Connectivity Ltd.	84,600	7,696,062
Tech Data Corp. *	8,300	769,991
TESSCO Technologies, Inc.	4,025	64,400
Trimble, Inc. *	62,084	2,537,994
TTM Technologies, Inc. *	11,000	173,580
Ubiquiti Networks, Inc. *(b)	7,700	478,786
Universal Display Corp.	10,100	1,479,650
VeriFone Systems, Inc. *	33,100	631,548
ViaSat, Inc. *	15,200	989,520
Viavi Solutions, Inc. *	66,453	616,684
Vishay Intertechnology, Inc.	36,488	811,858
Vishay Precision Group, Inc. *	5,620	137,971
Western Digital Corp.	71,998	6,427,261
Xerox Corp.	58,606	1,776,348
Zebra Technologies Corp., Class A *	13,275	1,539,767
		386,573,402

Telecommunication Services 1.8%
AT&T, Inc.	1,536,151	51,691,481
ATN International, Inc.	3,250	176,443
Boingo Wireless, Inc. *	9,810	229,358
CenturyLink, Inc. (b)	246,091	4,673,268
Cincinnati Bell, Inc. *	12,293	234,796
94
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Cogent Communications Holdings, Inc.	9,900	533,610
Consolidated Communications Holdings, Inc.	16,757	321,232
Frontier Communications Corp. (b)	19,211	232,645
General Communication, Inc., Class A *	10,500	429,345
Iridium Communications, Inc. *	17,544	210,528
Lumos Networks Corp. *	1,500	26,940
ORBCOMM, Inc. *	30,000	339,300
Shenandoah Telecommunications Co.	14,200	539,600
Spok Holdings, Inc.	5,500	93,225
Sprint Corp. *	179,505	1,173,963
Straight Path Communications, Inc., Class B *	1,900	344,869
T-Mobile US, Inc. *	72,795	4,350,957
Telephone & Data Systems, Inc.	22,222	647,771
United States Cellular Corp. *	5,400	197,586
Verizon Communications, Inc.	1,022,005	48,923,379
Vonage Holdings Corp. *	36,400	295,932
Windstream Holdings, Inc.	173,600	326,368
Zayo Group Holdings, Inc. *	42,507	1,532,803
		117,525,399

Transportation 2.0%
Air Transport Services Group, Inc. *	15,000	363,000
Alaska Air Group, Inc.	29,681	1,959,836
Allegiant Travel Co.	3,200	436,480
AMERCO	1,800	706,752
American Airlines Group, Inc.	105,397	4,934,688
ArcBest Corp.	4,800	156,480
Atlas Air Worldwide Holdings, Inc. *	6,500	398,775
Avis Budget Group, Inc. *	20,600	849,750
C.H. Robinson Worldwide, Inc.	33,200	2,607,196
Celadon Group, Inc. (b)	8,890	65,342
Covenant Transport Group, Inc., Class A *	3,000	89,100
CSX Corp.	224,100	11,301,363
Daseke, Inc. *	15,000	207,450
Delta Air Lines, Inc.	168,527	8,431,406
Echo Global Logistics, Inc. *	15,000	360,750
Expeditors International of Washington, Inc.	46,900	2,738,022
FedEx Corp.	60,763	13,720,893
Forward Air Corp.	10,400	597,376
Genesee & Wyoming, Inc., Class A *	14,800	1,062,344
Hawaiian Holdings, Inc. *	10,700	358,450
Heartland Express, Inc.	16,241	346,421
Hertz Global Holdings, Inc. *	20,000	497,400
Hub Group, Inc., Class A *	7,100	307,430
JB Hunt Transport Services, Inc.	19,600	2,085,244
JetBlue Airways Corp. *	84,399	1,616,241
Kansas City Southern	26,555	2,767,562
Kirby Corp. *	15,000	1,062,750
Knight-Swift Transportation Holdings, Inc. *	28,330	1,174,278
Landstar System, Inc.	9,700	957,875
Macquarie Infrastructure Corp.	18,600	1,293,630
Marten Transport Ltd.	15,793	310,332
Matson, Inc.	10,500	285,915
Norfolk Southern Corp.	72,931	9,584,592
Old Dominion Freight Line, Inc.	18,119	2,194,754
Roadrunner Transportation Systems, Inc. *	4,900	43,120
Ryder System, Inc.	15,560	1,261,605
Saia, Inc. *	4,450	288,360
Schneider National, Inc., Class B	15,000	392,850
SkyWest, Inc.	14,300	673,530
Southwest Airlines Co.	133,915	7,212,662
Spirit Airlines, Inc. *	14,000	519,260
Union Pacific Corp.	198,970	23,038,736
United Continental Holdings, Inc. *	66,766	3,904,476
United Parcel Service, Inc., Class B	174,006	20,450,925
Universal Logistics Holdings, Inc.	3,300	71,280
Werner Enterprises, Inc.	10,032	357,641
95
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
XPO Logistics, Inc. *	22,010	1,526,393
YRC Worldwide, Inc. *	8,600	115,842
		135,686,557

Utilities 3.2%
AES Corp.	166,896	1,774,104
ALLETE, Inc.	14,633	1,146,496
Alliant Energy Corp.	60,900	2,634,534
Ameren Corp.	60,476	3,748,907
American Electric Power Co., Inc.	124,857	9,290,609
American States Water Co.	9,600	516,000
American Water Works Co., Inc.	46,279	4,061,445
Aqua America, Inc.	45,967	1,630,909
Artesian Resources Corp., Class A	4,000	162,480
Atmos Energy Corp.	27,672	2,414,105
Avangrid, Inc.	16,400	848,372
Avista Corp.	15,800	825,392
Black Hills Corp.	13,400	874,484
Cadiz, Inc. *(b)	6,356	84,217
California Water Service Group	11,300	474,600
Calpine Corp. *	89,100	1,331,154
CenterPoint Energy, Inc.	104,900	3,102,942
Chesapeake Utilities Corp.	2,770	223,124
CMS Energy Corp.	70,959	3,432,287
Connecticut Water Service, Inc.	5,100	316,302
Consolidated Edison, Inc.	75,210	6,471,820
Dominion Energy, Inc.	162,201	13,160,989
DTE Energy Co.	43,148	4,766,128
Duke Energy Corp.	176,199	15,560,134
Dynegy, Inc. *	32,116	399,844
Edison International	78,210	6,252,889
El Paso Electric Co.	11,300	649,750
Entergy Corp.	43,693	3,768,958
Eversource Energy	79,036	4,950,815
Exelon Corp.	237,958	9,568,291
FirstEnergy Corp.	115,656	3,810,865
Genie Energy Ltd., Class B	12,800	73,216
Great Plains Energy, Inc.	51,541	1,692,091
Hawaiian Electric Industries, Inc.	27,100	988,066
IDACORP, Inc.	13,300	1,223,999
MDU Resources Group, Inc.	45,325	1,239,639
MGE Energy, Inc.	9,950	657,198
Middlesex Water Co.	9,400	408,712
National Fuel Gas Co.	20,700	1,201,635
New Jersey Resources Corp.	20,150	895,668
NextEra Energy, Inc.	117,653	18,244,451
NiSource, Inc.	78,064	2,058,548
Northwest Natural Gas Co.	6,300	418,005
NorthWestern Corp.	10,900	646,152
NRG Energy, Inc.	82,756	2,068,900
NRG Yield, Inc., Class A	8,300	152,305
NRG Yield, Inc., Class C	30,600	569,160
OGE Energy Corp.	50,200	1,849,368
ONE Gas, Inc.	12,825	987,268
Ormat Technologies, Inc.	8,600	558,398
Otter Tail Corp.	7,800	358,410
Pattern Energy Group, Inc.	14,497	334,446
PG&E Corp.	122,000	7,047,940
Pinnacle West Capital Corp.	28,000	2,455,880
PNM Resources, Inc.	21,200	920,080
Portland General Electric Co.	24,800	1,183,952
PPL Corp.	167,100	6,276,276
Public Service Enterprise Group, Inc.	121,300	5,967,960
Pure Cycle Corp. *	8,000	60,800
SCANA Corp.	36,305	1,566,198
Sempra Energy	61,796	7,261,030
SJW Group.	4,470	265,116
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Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
South Jersey Industries, Inc.	19,400	659,018
Southwest Gas Holdings, Inc.	13,400	1,104,026
Spire, Inc.	10,800	852,660
The Southern Co.	250,067	13,053,497
The York Water Co.	6,100	214,720
UGI Corp.	44,400	2,124,984
Unitil Corp.	7,200	374,400
Vectren Corp.	23,366	1,592,159
Vistra Energy Corp.	82,900	1,611,576
WEC Energy Group, Inc.	74,077	4,992,049
Westar Energy, Inc.	39,293	2,101,390
WGL Holdings, Inc.	14,600	1,251,220
Xcel Energy, Inc.	123,508	6,116,116
		213,931,628
Total Common Stock
(Cost $3,877,020,389)		6,700,528,362

Rights 0.0% of net assets

Media 0.0%
Media General, Inc. CVR *(e)	18,400	1,527

Pharmaceuticals, Biotechnology & Life Sciences* 0.0%
Dyax Corp. CVR *(e)	31,000	34,410
FRD Acquisition Co. CVR *(e)	8,700	—
		34,410

Technology Hardware & Equipment 0.0%
Gerber Scientific, Inc. CVR *(e)	8,900	—
Total Rights
(Cost $34,632)		35,937

Other Investment Company 0.5% of net assets

Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (c)	31,253,822	31,253,822
Total Other Investment Company
(Cost $31,253,822)		31,253,822
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.6% of net assets

Time Deposits 0.6%
Barclays Capital, Inc.
0.60%, 11/01/17 (d)	33,317,646	33,317,646
Sumitomo Mitsui Banking Corp.
0.60%, 11/01/17 (d)	9,810,091	9,810,091
Total Short-Term Investments
(Cost $43,127,737)		43,127,737

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Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
Russell 2000 Index, mini, expires 12/15/17	36	2,704,860	14,544
S&P 500 Index, e-mini, expires 12/15/17	119	15,307,565	64,529
Net Unrealized Appreciation			79,073
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $30,004,117.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 98.4% of net assets

Australia 6.7%
AGL Energy Ltd.	186,892	3,618,486
Alumina Ltd.	765,466	1,373,641
Amcor Ltd.	328,545	3,987,387
AMP Ltd.	815,172	3,106,624
APA Group	316,770	2,078,857
Aristocrat Leisure Ltd.	151,427	2,737,537
ASX Ltd.	51,877	2,146,416
Aurizon Holdings Ltd.	541,071	2,147,350
AusNet Services	540,546	733,003
Australia & New Zealand Banking Group Ltd.	816,735	18,742,881
Bank of Queensland Ltd.	109,164	1,117,538
Bendigo & Adelaide Bank Ltd.	146,452	1,277,384
BHP Billiton Ltd.	887,695	18,276,571
BlueScope Steel Ltd.	175,438	1,727,190
Boral Ltd.	323,453	1,774,896
Brambles Ltd.	447,996	3,248,538
Caltex Australia Ltd.	72,637	1,907,187
Challenger Ltd.	173,116	1,765,891
CIMIC Group Ltd.	31,359	1,163,384
Coca-Cola Amatil Ltd.	149,082	930,743
Cochlear Ltd.	15,371	2,070,540
Commonwealth Bank of Australia	481,921	28,667,181
Computershare Ltd.	132,619	1,585,398
Crown Resorts Ltd.	128,649	1,143,964
CSL Ltd.	126,279	13,443,795
Dexus	292,599	2,190,978
Domino's Pizza Enterprises Ltd.	14,586	521,491
Flight Centre Travel Group Ltd.	17,631	632,095
Fortescue Metals Group Ltd.	430,023	1,528,992
Goodman Group	488,612	3,132,857
Harvey Norman Holdings Ltd. (a)	132,814	384,718
Healthscope Ltd.	509,967	766,039
Incitec Pivot Ltd.	440,834	1,293,072
Insurance Australia Group Ltd.	676,813	3,403,400
James Hardie Industries plc CDI	120,847	1,845,115
LendLease Group	150,401	1,867,681
Macquarie Group Ltd.	90,576	6,833,041
Medibank Pvt Ltd.	791,002	1,861,839
Mirvac Group	1,024,781	1,894,151
National Australia Bank Ltd.	742,139	18,595,159
Newcrest Mining Ltd.	205,986	3,521,866
Oil Search Ltd.	385,702	2,186,305
Orica Ltd.	114,696	1,837,102
Origin Energy Ltd. *	483,567	2,945,157
Qantas Airways Ltd.	140,843	664,727
QBE Insurance Group Ltd.	380,823	3,122,675
Ramsay Health Care Ltd.	42,143	2,160,656
REA Group Ltd.	15,509	859,891
Rio Tinto Ltd.	116,886	6,228,419
Santos Ltd. *	514,769	1,778,787
Scentre Group	1,456,073	4,489,710
SEEK Ltd.	87,652	1,234,260
Sonic Healthcare Ltd.	108,981	1,820,172
South32 Ltd.	1,447,464	3,780,854
Stockland	669,968	2,322,071
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Suncorp Group Ltd.	346,399	3,605,588
Sydney Airport	318,751	1,736,645
Tabcorp Holdings Ltd.	197,467	679,433
Tatts Group Ltd.	359,783	1,150,098
Telstra Corp., Ltd.	1,180,936	3,205,042
The GPT Group	483,720	1,888,840
TPG Telecom Ltd.	138,064	571,451
Transurban Group	557,975	5,186,834
Treasury Wine Estates Ltd.	215,036	2,581,278
Vicinity Centres	890,245	1,809,532
Wesfarmers Ltd.	311,455	9,976,157
Westfield Corp.	539,287	3,214,285
Westpac Banking Corp.	928,843	23,527,069
Woodside Petroleum Ltd.	208,183	4,907,501
Woolworths Ltd.	367,620	7,287,943
		277,803,358

Austria 0.3%
ANDRITZ AG	19,563	1,106,127
Erste Group Bank AG *	82,047	3,521,862
OMV AG	41,465	2,488,454
Raiffeisen Bank International AG *	38,386	1,334,916
voestalpine AG	32,803	1,803,454
		10,254,813

Belgium 1.2%
Ageas	52,462	2,544,148
Anheuser-Busch InBev S.A./N.V.	211,955	25,990,157
Colruyt S.A.	17,161	877,687
Groupe Bruxelles Lambert S.A.	21,293	2,287,010
KBC Group N.V.	71,471	5,937,018
Proximus	39,640	1,316,302
Solvay S.A.	20,870	3,100,411
Telenet Group Holding N.V. *	14,963	1,034,838
UCB S.A.	36,227	2,637,176
Umicore S.A.	55,000	2,457,960
		48,182,707

Denmark 1.8%
AP Moeller - Maersk A/S, Series A	1,021	1,892,453
AP Moeller - Maersk A/S, Series B	1,815	3,479,329
Carlsberg A/S, Class B	29,022	3,315,518
Chr. Hansen Holding A/S	28,356	2,481,429
Coloplast A/S, Class B	33,452	2,944,375
Danske Bank A/S	207,810	7,930,749
DSV A/S	54,811	4,238,311
Genmab A/S *	16,204	3,272,162
H. Lundbeck A/S	21,843	1,298,518
ISS A/S	45,366	1,921,168
Novo Nordisk A/S, Class B	517,440	25,762,729
Novozymes A/S, B Shares	63,304	3,497,723
Orsted A/S	52,775	2,957,342
Pandora A/S	29,414	2,777,467
TDC A/S	207,416	1,226,285
Tryg A/S	37,042	882,422
Vestas Wind Systems A/S	58,832	5,193,969
William Demant Holding A/S *	32,260	930,997
		76,002,946

Finland 0.9%
Elisa Oyj	37,714	1,518,634
Fortum Oyj	122,138	2,592,311
Kone Oyj, Class B	94,514	5,115,476
Metso Oyj	36,403	1,322,094
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Neste Oyj	35,089	1,953,450
Nokia Oyj	1,626,323	7,998,127
Nokian Renkaat Oyj	30,079	1,379,036
Orion Oyj, Class B	26,910	1,102,903
Sampo Oyj, A Shares	122,556	6,413,338
Stora Enso Oyj, R Shares	155,982	2,437,716
UPM-Kymmene Oyj	149,336	4,484,897
Wartsila Oyj Abp	42,260	2,722,228
		39,040,210

France 10.6%
Accor S.A.	48,627	2,425,896
Aeroports de Paris	7,956	1,339,513
Air Liquide S.A.	119,278	15,186,941
Airbus SE	163,499	16,777,450
Alstom S.A.	42,876	1,734,603
ArcelorMittal *	186,661	5,345,141
Arkema S.A.	18,584	2,347,742
Atos SE	26,176	4,065,544
AXA S.A.	537,776	16,234,590
BNP Paribas S.A.	311,934	24,346,267
Bollore S.A.	243,424	1,175,882
Bollore S.A. *	1,185	5,618
Bouygues S.A.	56,530	2,713,082
Bureau Veritas S.A.	74,850	2,004,353
Capgemini SE	44,038	5,349,911
Carrefour S.A.	154,321	3,105,772
Casino Guichard Perrachon S.A.	17,163	979,997
CNP Assurances	54,336	1,263,991
Compagnie de Saint-Gobain	140,535	8,239,975
Compagnie Generale des Etablissements Michelin	47,796	6,918,297
Credit Agricole S.A.	318,897	5,565,777
Danone S.A.	164,052	13,408,157
Dassault Aviation S.A.	607	946,450
Dassault Systemes S.A.	35,214	3,738,189
Edenred	62,982	1,815,685
Eiffage S.A.	20,923	2,185,525
Electricite de France S.A.	157,977	2,067,576
Engie S.A. (a)	509,461	8,610,893
Essilor International S.A.	57,493	7,278,768
Eurazeo S.A.	12,324	1,145,743
Eurofins Scientific SE	3,023	1,891,056
Eutelsat Communications S.A.	49,489	1,239,599
Fonciere Des Regions	8,593	875,016
Gecina S.A.	13,523	2,194,290
Groupe Eurotunnel SE	130,081	1,634,952
Hermes International	8,785	4,560,361
ICADE	9,509	830,742
Iliad S.A.	7,842	1,957,511
Imerys S.A.	10,729	976,937
Ingenico Group S.A.	17,241	1,674,245
Ipsen S.A.	9,869	1,193,236
JCDecaux S.A.	26,032	995,833
Kering	20,724	9,504,135
Klepierre S.A.	62,772	2,498,835
L'Oreal S.A.	69,856	15,547,390
Lagardere S.C.A.	32,494	1,070,067
Legrand S.A.	75,235	5,583,225
LVMH Moet Hennessy Louis Vuitton SE	77,689	23,171,759
Natixis S.A.	256,340	2,010,255
Orange S.A.	551,603	9,061,555
Pernod-Ricard S.A.	59,561	8,930,810
Peugeot S.A.	143,305	3,399,990
Publicis Groupe S.A.	55,367	3,603,993
Remy Cointreau S.A.	6,739	875,268
Renault S.A.	50,030	4,961,740
Rexel S.A.	89,056	1,588,048
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Safran S.A.	87,192	9,183,260
Sanofi	317,470	30,060,137
Schneider Electric SE *	156,629	13,761,608
SCOR SE	48,007	1,992,935
SEB S.A.	6,090	1,134,904
SES S.A.	107,560	1,749,354
Societe BIC S.A.	8,402	887,173
Societe Generale S.A.	212,825	11,844,663
Sodexo S.A.	24,879	3,165,175
STMicroelectronics N.V.	172,081	4,051,015
Suez	110,352	1,940,705
Thales S.A.	28,894	3,011,143
TOTAL S.A.	655,110	36,514,582
Unibail-Rodamco SE	27,602	6,908,973
Valeo S.A.	67,314	4,557,437
Veolia Environnement S.A.	127,715	3,025,645
Vinci S.A.	140,328	13,748,995
Vivendi S.A.	283,162	7,031,414
Wendel S.A.	7,561	1,275,240
Zodiac Aerospace	59,688	1,706,049
		437,704,583

Germany 9.1%
adidas AG	52,098	11,596,129
Allianz SE	127,248	29,707,166
Axel Springer SE	12,126	816,444
BASF SE	254,349	27,813,909
Bayer AG	229,755	29,886,259
Bayerische Motoren Werke AG	91,148	9,348,160
Beiersdorf AG	28,840	3,244,224
Brenntag AG	45,693	2,592,423
Commerzbank AG *	290,014	4,019,041
Continental AG	30,116	7,664,344
Covestro AG	32,166	3,092,103
Daimler AG	268,121	22,384,389
Deutsche Bank AG	571,156	9,360,782
Deutsche Boerse AG	54,165	5,609,590
Deutsche Lufthansa AG	63,390	2,036,584
Deutsche Post AG	270,129	12,382,735
Deutsche Telekom AG	907,555	16,433,384
Deutsche Wohnen SE	98,273	4,206,116
E.ON SE	626,788	7,423,949
Evonik Industries AG	45,458	1,653,576
Fraport AG Frankfurt Airport Services Worldwide	11,908	1,131,542
Fresenius Medical Care AG & Co. KGaA	61,569	5,961,231
Fresenius SE & Co. KGaA	113,955	9,539,881
GEA Group AG	50,633	2,445,955
Hannover Rueck SE	16,506	2,077,129
HeidelbergCement AG	40,172	4,110,783
Henkel AG & Co. KGaA	29,388	3,706,508
HOCHTIEF AG	5,934	1,048,203
Hugo Boss AG	17,602	1,574,312
Infineon Technologies AG	318,555	8,810,601
Innogy SE	41,722	1,940,321
K&S AG	58,005	1,410,205
KION Group AG	19,877	1,592,697
LANXESS AG	25,225	1,977,857
Linde AG	51,637	11,152,367
MAN SE	11,071	1,225,901
Merck KGaA	35,807	3,841,836
METRO AG *	49,423	936,876
Muenchener Rueckversicherungs-Gesellschaft AG	43,067	9,668,635
OSRAM Licht AG	27,359	2,094,872
ProSiebenSat.1 Media SE	69,476	2,447,200
QIAGEN N.V. *	59,147	2,006,662
RTL Group S.A.	8,951	665,065
RWE AG *	146,153	3,674,850
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
SAP SE	273,316	31,229,762
Siemens AG	212,635	30,541,340
Symrise AG	34,758	2,708,568
Telefonica Deutschland Holding AG	186,815	952,917
ThyssenKrupp AG	121,121	3,249,204
United Internet AG	33,555	2,128,071
Volkswagen AG	9,106	1,700,524
Vonovia SE	128,899	5,693,914
Zalando SE *	29,373	1,478,671
		375,995,767

Hong Kong 3.4%
AIA Group Ltd.	3,357,400	25,299,617
ASM Pacific Technology Ltd.	82,700	1,206,631
BOC Hong Kong (Holdings) Ltd.	1,025,500	4,886,673
CK Asset Holdings Ltd.	723,025	5,950,374
CK Hutchison Holdings Ltd.	741,025	9,412,283
CK Infrastructure Holdings Ltd.	189,000	1,645,637
CLP Holdings Ltd.	456,580	4,647,041
First Pacific Co., Ltd.	493,250	375,561
Galaxy Entertainment Group Ltd.	658,000	4,487,149
Hang Lung Group Ltd.	279,000	980,315
Hang Lung Properties Ltd.	550,000	1,262,951
Hang Seng Bank Ltd.	210,936	4,999,808
Henderson Land Development Co., Ltd.	330,749	2,158,433
HK Electric Investments & HK Electric Investments Ltd.	644,000	592,742
HKT Trust & HKT Ltd.	1,082,000	1,321,745
Hong Kong & China Gas Co., Ltd.	2,387,753	4,526,279
Hong Kong Exchanges & Clearing Ltd.	319,818	8,911,484
Hongkong Land Holdings Ltd.	336,900	2,443,495
Hysan Development Co., Ltd.	208,000	1,004,973
I-CABLE Communications Ltd. *	58,187	1,823
Jardine Matheson Holdings Ltd.	61,200	3,920,566
Jardine Strategic Holdings Ltd.	59,200	2,483,151
Kerry Properties Ltd.	226,000	1,017,068
Li & Fung Ltd.	1,762,000	888,031
Link REIT	600,000	5,044,382
Melco Resorts & Entertainment Ltd. ADR	75,663	1,912,761
MGM China Holdings Ltd.	254,000	573,000
MTR Corp., Ltd.	399,000	2,313,195
New World Development Co., Ltd.	1,583,666	2,361,118
NWS Holdings Ltd.	516,000	1,044,381
PCCW Ltd.	1,308,000	721,183
Power Assets Holdings Ltd.	381,000	3,302,933
Sands China Ltd.	670,400	3,162,703
Shangri-La Asia Ltd.	370,000	736,687
Sino Land Co., Ltd.	800,000	1,378,833
SJM Holdings Ltd.	572,000	491,749
Sun Hung Kai Properties Ltd.	404,604	6,619,075
Swire Pacific Ltd., Class A	148,590	1,468,377
Swire Properties Ltd.	351,600	1,188,134
Techtronic Industries Co., Ltd.	369,000	2,166,109
The Bank of East Asia Ltd.	305,000	1,338,333
The Wharf Holdings Ltd.	337,100	3,070,356
WH Group Ltd.	2,117,500	2,145,834
Wheelock & Co., Ltd.	229,000	1,595,315
Wynn Macau Ltd.	425,200	1,091,619
Yue Yuen Industrial Holdings Ltd.	199,000	762,269
		138,912,176

Ireland 0.4%
Bank of Ireland Group plc *	262,557	2,057,687
CRH plc	229,155	8,623,546
Kerry Group plc, Class A	42,847	4,314,746
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Paddy Power Betfair plc	23,155	2,368,150
Ryanair Holdings plc *	43,580	857,893
		18,222,022

Israel 0.5%
Azrieli Group Ltd.	11,367	642,182
Bank Hapoalim B.M.	291,922	2,066,869
Bank Leumi Le-Israel B.M.	420,576	2,324,841
Bezeq The Israeli Telecommunication Corp., Ltd.	580,013	866,087
Check Point Software Technologies Ltd. *	36,103	4,249,684
Elbit Systems Ltd.	6,178	916,906
Frutarom Industries Ltd.	10,285	847,004
Israel Chemicals Ltd.	154,545	644,471
Mizrahi Tefahot Bank Ltd.	41,062	741,306
Mobileye N.V. *	54,411	3,410,481
Nice Ltd.	15,579	1,296,612
Taro Pharmaceutical Industries Ltd. *	3,544	398,416
Teva Pharmaceutical Industries Ltd. ADR	265,197	3,659,719
		22,064,578

Italy 2.3%
Assicurazioni Generali S.p.A.	342,561	6,234,526
Atlantia S.p.A.	123,587	4,029,009
CNH Industrial N.V.	275,710	3,517,685
Enel S.p.A.	2,243,863	13,915,696
Eni S.p.A.	710,624	11,617,289
EXOR N.V.	30,979	1,985,943
Ferrari N.V.	34,037	4,075,518
Fiat Chrysler Automobiles N.V. *	291,461	5,039,732
Intesa Sanpaolo S.p.A.	3,718,057	12,499,745
Leonardo S.p.A.	121,486	2,097,092
Luxottica Group S.p.A.	48,998	2,810,388
Mediobanca S.p.A.	158,352	1,734,641
Poste Italiane S.p.A	150,533	1,100,310
Prysmian S.p.A.	58,446	2,011,093
Recordati S.p.A.	27,091	1,259,437
Saipem S.p.A. *	197,987	832,252
Snam S.p.A.	666,164	3,401,328
Telecom Italia S.p.A. *	3,312,272	2,866,044
Tenaris S.A.	128,990	1,760,885
Terna - Rete Elettrica Nationale S.p.A.	372,277	2,246,290
UniCredit S.p.A. *	554,209	10,591,283
UnipolSai Assicurazioni S.p.A.	326,864	743,761
		96,369,947

Japan 23.7%
ABC-Mart, Inc.	8,180	412,623
Acom Co., Ltd. *	88,800	369,167
Aeon Co., Ltd.	161,200	2,493,352
AEON Financial Service Co., Ltd.	33,100	710,871
Aeon Mall Co., Ltd.	27,400	489,961
Air Water, Inc.	44,100	846,346
Aisin Seiki Co., Ltd.	49,100	2,543,499
Ajinomoto Co., Inc.	147,300	2,963,173
Alfresa Holdings Corp.	51,900	991,659
Alps Electric Co., Ltd.	54,200	1,658,739
Amada Holdings Co., Ltd.	102,800	1,277,394
ANA Holdings, Inc.	29,300	1,126,145
Aozora Bank Ltd.	29,600	1,158,597
Asahi Glass Co., Ltd.	53,000	2,077,079
Asahi Group Holdings Ltd.	107,300	4,899,142
Asahi Kasei Corp.	341,000	4,129,416
Asics Corp.	47,000	718,506
Astellas Pharma, Inc.	588,350	7,830,265
Bandai Namco Holdings, Inc.	52,900	1,812,780
104
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Benesse Holdings, Inc.	19,400	657,663
Bridgestone Corp.	180,057	8,601,389
Brother Industries Ltd.	61,700	1,501,352
Calbee, Inc.	26,300	887,592
Canon, Inc.	296,995	11,157,232
Casio Computer Co., Ltd.	49,300	727,499
Central Japan Railway Co.	40,400	7,338,524
Chubu Electric Power Co., Inc.	176,200	2,272,361
Chugai Pharmaceutical Co., Ltd.	62,600	2,984,563
Coca-Cola Bottlers Japan, Inc.	33,000	1,154,648
Concordia Financial Group Ltd.	351,300	1,860,516
Credit Saison Co., Ltd.	43,500	875,886
CYBERDYNE, Inc. *(a)	20,425	270,596
Dai Nippon Printing Co., Ltd.	74,600	1,788,159
Dai-ichi Life Holdings, Inc.	294,600	5,626,247
Daicel Corp.	87,700	1,094,988
Daiichi Sankyo Co., Ltd.	157,400	3,615,269
Daikin Industries Ltd.	69,300	7,658,400
Daito Trust Construction Co., Ltd.	19,400	3,391,785
Daiwa House Industry Co., Ltd.	157,800	5,783,828
Daiwa House REIT Investment Corp.	352	822,556
Daiwa Securities Group, Inc.	434,000	2,721,041
Dena Co., Ltd.	35,700	839,569
Denso Corp.	130,400	7,181,646
Dentsu, Inc.	61,800	2,643,429
Disco Corp.	7,500	1,737,949
Don Quijote Holdings Co., Ltd.	32,800	1,375,796
East Japan Railway Co.	92,560	8,976,432
Eisai Co., Ltd.	73,700	4,101,892
Electric Power Development Co., Ltd.	40,700	1,025,683
FamilyMart UNY Holdings Co., Ltd.	24,800	1,409,568
FANUC Corp.	53,700	12,556,343
Fast Retailing Co., Ltd.	15,100	5,052,083
Fuji Electric Co., Ltd.	140,000	1,014,317
FUJIFILM Holdings Corp.	114,811	4,696,664
Fujitsu Ltd.	545,000	4,246,910
Fukuoka Financial Group, Inc.	218,000	1,125,143
Hakuhodo DY Holdings, Inc.	66,500	919,894
Hamamatsu Photonics K.K.	39,100	1,265,973
Hankyu Hanshin Holdings, Inc.	68,900	2,686,228
Hikari Tsushin, Inc.	6,700	867,388
Hino Motors Ltd.	80,000	1,029,680
Hirose Electric Co., Ltd.	9,585	1,441,928
Hisamitsu Pharmaceutical Co., Inc.	18,400	1,013,074
Hitachi Chemical Co., Ltd.	28,300	806,997
Hitachi Construction Machinery Co., Ltd.	30,000	1,029,130
Hitachi High-Technologies Corp.	20,500	857,902
Hitachi Ltd.	1,352,079	10,767,072
Hitachi Metals Ltd.	55,800	722,874
Honda Motor Co., Ltd.	480,439	15,055,543
Hoshizaki Corp.	16,100	1,523,603
Hoya Corp.	106,207	5,770,304
Hulic Co., Ltd.	82,600	852,100
Idemitsu Kosan Co., Ltd.	43,800	1,280,266
IHI Corp.	40,400	1,455,165
Iida Group Holdings Co., Ltd.	37,800	725,129
Inpex Corp.	258,100	2,763,524
Isetan Mitsukoshi Holdings Ltd.	105,300	1,147,852
Isuzu Motors Ltd.	160,200	2,339,785
ITOCHU Corp.	420,800	7,371,001
J. Front Retailing Co., Ltd.	59,500	883,100
Japan Airlines Co., Ltd.	33,100	1,132,924
Japan Airport Terminal Co., Ltd.	12,900	458,536
Japan Exchange Group, Inc.	140,600	2,534,800
Japan Post Bank Co., Ltd.	127,000	1,608,431
Japan Post Holdings Co., Ltd.	432,300	5,001,029
Japan Prime Realty Investment Corp.	246	790,757
Japan Real Estate Investment Corp.	340	1,593,970
105
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Japan Retail Fund Investment Corp.	720	1,277,754
Japan Tobacco, Inc.	304,100	10,065,763
JFE Holdings, Inc.	145,900	3,135,577
JGC Corp.	57,300	961,062
JSR Corp.	49,900	967,305
JTEKT Corp.	68,100	1,128,382
JXTG Holdings, Inc.	865,900	4,471,331
Kajima Corp.	238,000	2,468,413
Kakaku.com, Inc.	38,400	527,271
Kamigumi Co., Ltd.	34,000	813,925
Kaneka Corp.	99,000	817,535
Kansai Paint Co., Ltd.	55,200	1,418,802
Kao Corp.	135,519	8,190,104
Kawasaki Heavy Industries Ltd.	42,900	1,496,702
KDDI Corp.	505,000	13,454,531
Keihan Holdings Co., Ltd.	29,600	904,447
Keikyu Corp.	63,000	1,303,190
Keio Corp.	36,200	1,579,353
Keisei Electric Railway Co., Ltd.	38,300	1,156,948
Keyence Corp.	26,900	14,935,547
Kikkoman Corp.	41,000	1,407,141
Kintetsu Group Holdings Co., Ltd.	48,600	1,868,812
Kirin Holdings Co., Ltd.	237,100	5,691,317
Kobe Steel Ltd. *(a)	83,900	708,354
Koito Manufacturing Co., Ltd.	31,900	2,139,028
Komatsu Ltd.	254,509	8,316,273
Konami Holdings Corp.	24,600	1,198,148
Konica Minolta, Inc.	154,300	1,353,631
Kose Corp.	8,000	972,902
Kubota Corp.	295,900	5,567,500
Kuraray Co., Ltd.	97,900	1,928,098
Kurita Water Industries Ltd.	25,000	794,406
Kyocera Corp.	87,300	5,839,289
Kyowa Hakko Kirin Co., Ltd.	72,000	1,329,047
Kyushu Electric Power Co., Inc.	118,900	1,356,185
Kyushu Financial Group, Inc.	99,400	631,802
Kyushu Railway Co.	49,700	1,588,491
Lawson, Inc.	14,600	953,362
LINE Corp. *(a)	16,300	675,148
Lion Corp.	58,000	1,116,066
LIXIL Group Corp.	72,200	1,988,462
M3, Inc.	62,600	1,867,141
Mabuchi Motor Co., Ltd.	14,500	760,888
Makita Corp.	63,700	2,669,579
Marubeni Corp.	464,000	3,111,138
Marui Group Co., Ltd.	52,300	800,432
Maruichi Steel Tube Ltd.	13,300	406,332
Mazda Motor Corp.	165,500	2,389,112
McDonald's Holdings Co., Ltd.	19,800	850,063
Mebuki Financial Group, Inc.	270,880	1,130,085
Medipal Holdings Corp.	43,300	804,136
MEIJI Holdings Co., Ltd.	36,000	2,942,997
Minebea Mitsumi, Inc.	112,300	2,058,808
Miraca Holdings, Inc.	19,400	902,624
MISUMI Group, Inc.	76,100	2,084,952
Mitsubishi Chemical Holdings Corp.	397,400	4,150,967
Mitsubishi Corp.	421,100	9,861,290
Mitsubishi Electric Corp.	528,700	9,047,904
Mitsubishi Estate Co., Ltd.	349,502	6,338,054
Mitsubishi Gas Chemical Co., Inc.	51,500	1,259,827
Mitsubishi Heavy Industries Ltd.	90,300	3,533,160
Mitsubishi Materials Corp.	34,800	1,323,241
Mitsubishi Motors Corp.	203,200	1,627,189
Mitsubishi Tanabe Pharma Corp.	59,000	1,298,554
Mitsubishi UFJ Financial Group, Inc.	3,367,409	22,841,613
Mitsubishi UFJ Lease & Finance Co., Ltd.	123,600	652,105
Mitsui & Co., Ltd.	467,600	6,983,303
Mitsui Chemicals, Inc.	51,200	1,578,799
106
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Mitsui Fudosan Co., Ltd.	249,777	5,830,038
Mitsui O.S.K. Lines Ltd.	33,500	1,025,816
Mixi, Inc.	13,100	638,650
Mizuho Financial Group, Inc.	6,654,634	12,090,673
MS&AD Insurance Group Holdings, Inc.	134,562	4,571,384
Murata Manufacturing Co., Ltd.	52,474	8,246,917
Nabtesco Corp.	28,000	1,112,348
Nagoya Railroad Co., Ltd.	54,200	1,217,651
NEC Corp.	74,600	2,046,996
Nexon Co., Ltd. *	59,600	1,603,188
NGK Insulators Ltd.	71,400	1,413,818
NGK Spark Plug Co., Ltd.	46,900	1,070,310
NH Foods Ltd.	52,000	1,495,778
Nidec Corp.	65,300	8,683,785
Nikon Corp.	93,200	1,769,957
Nintendo Co., Ltd.	31,239	12,119,531
Nippon Building Fund, Inc.	385	1,855,503
Nippon Electric Glass Co., Ltd.	22,800	930,892
Nippon Express Co., Ltd.	21,300	1,351,538
Nippon Paint Holdings Co., Ltd.	45,200	1,594,596
Nippon Prologis REIT, Inc.	588	1,236,336
Nippon Steel & Sumitomo Metal Corp.	212,941	5,105,359
Nippon Telegraph & Telephone Corp.	190,456	9,208,075
Nippon Yusen K.K. *	48,100	1,017,294
Nissan Chemical Industries Ltd.	30,700	1,145,093
Nissan Motor Co., Ltd.	631,896	6,145,425
Nisshin Seifun Group, Inc.	49,400	868,177
Nissin Foods Holdings Co., Ltd.	19,100	1,202,671
Nitori Holdings Co., Ltd.	22,000	3,197,290
Nitto Denko Corp.	46,700	4,342,526
NOK Corp.	27,900	685,305
Nomura Holdings, Inc.	1,016,100	5,814,906
Nomura Real Estate Holdings, Inc.	31,300	688,931
Nomura Real Estate Master Fund, Inc.	1,097	1,370,949
Nomura Research Institute Ltd.	36,900	1,564,379
NSK Ltd.	98,500	1,418,249
NTT Data Corp.	171,500	1,997,421
NTT DOCOMO, Inc.	379,900	9,200,701
Obayashi Corp.	189,700	2,483,796
Obic Co., Ltd.	18,400	1,217,917
Odakyu Electric Railway Co., Ltd.	78,300	1,531,724
Oji Holdings Corp.	242,000	1,418,363
Olympus Corp.	81,100	3,018,109
Omron Corp.	54,600	3,059,537
Ono Pharmaceutical Co., Ltd.	116,500	2,670,076
Oracle Corp., Japan	12,300	1,040,771
Oriental Land Co., Ltd.	59,900	4,790,998
ORIX Corp.	368,000	6,327,246
Osaka Gas Co., Ltd.	97,000	1,878,798
Otsuka Corp.	16,300	1,111,146
Otsuka Holdings Co., Ltd.	106,700	4,457,350
Panasonic Corp.	623,612	9,416,140
Park24 Co., Ltd.	31,400	725,820
Pola Orbis Holdings, Inc.	28,200	898,861
Rakuten, Inc.	268,820	2,876,591
Recruit Holdings Co., Ltd.	305,200	7,482,785
Renesas Electronics Corp. *	137,700	1,780,335
Resona Holdings, Inc.	619,100	3,346,439
Ricoh Co., Ltd.	194,500	1,804,927
Rinnai Corp.	11,500	985,347
Rohm Co., Ltd.	26,900	2,504,047
Ryohin Keikaku Co., Ltd.	6,400	1,887,980
Sankyo Co., Ltd.	16,700	539,035
Santen Pharmaceutical Co., Ltd.	104,000	1,652,586
SBI Holdings, Inc.	61,990	978,306
Secom Co., Ltd.	59,600	4,538,068
Sega Sammy Holdings, Inc.	49,800	701,051
Seibu Holdings, Inc.	50,100	895,675
107
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Seiko Epson Corp.	77,900	1,858,949
Sekisui Chemical Co., Ltd.	119,600	2,414,043
Sekisui House Ltd.	167,300	3,128,252
Seven & i Holdings Co., Ltd.	206,703	8,331,050
Seven Bank Ltd.	149,400	552,525
Sharp Corp. *(a)	40,100	1,275,663
Shimadzu Corp.	64,000	1,330,695
Shimamura Co., Ltd.	5,400	601,604
Shimano, Inc.	21,400	2,928,404
Shimizu Corp.	157,000	1,847,953
Shin-Etsu Chemical Co., Ltd.	107,060	11,290,675
Shinsei Bank Ltd.	39,700	669,968
Shionogi & Co., Ltd.	82,900	4,463,093
Shiseido Co., Ltd.	106,100	4,376,364
Showa Shell Sekiyu K.K.	49,300	581,604
SMC Corp.	16,000	6,120,963
SoftBank Group Corp.	231,800	20,542,608
Sohgo Security Services Co., Ltd.	21,400	1,031,007
Sompo Holdings, Inc.	99,200	3,987,365
Sony Corp.	351,600	14,709,074
Sony Financial Holdings, Inc.	51,100	848,949
Stanley Electric Co., Ltd.	43,800	1,616,851
Start Today Co., Ltd.	54,500	1,492,734
Subaru Corp.	170,300	5,883,710
Sumitomo Chemical Co., Ltd.	443,000	3,113,337
Sumitomo Corp.	336,000	4,859,938
Sumitomo Dainippon Pharma Co., Ltd.	57,600	822,083
Sumitomo Electric Industries Ltd.	202,200	3,442,522
Sumitomo Heavy Industries Ltd.	29,200	1,226,823
Sumitomo Metal Mining Co., Ltd.	66,500	2,623,530
Sumitomo Mitsui Financial Group, Inc.	374,846	15,017,349
Sumitomo Mitsui Trust Holdings, Inc.	93,600	3,694,376
Sumitomo Realty & Development Co., Ltd.	99,000	3,315,727
Sumitomo Rubber Industries Ltd.	51,000	968,373
Sundrug Co., Ltd.	22,100	961,759
Suntory Beverage & Food Ltd.	38,200	1,757,673
Suruga Bank Ltd.	56,100	1,277,318
Suzuken Co., Ltd.	19,500	702,933
Suzuki Motor Corp.	93,900	5,143,209
Sysmex Corp.	43,600	2,983,972
T&D Holdings, Inc.	147,800	2,305,777
Taiheiyo Cement Corp.	33,700	1,346,954
Taisei Corp.	59,000	3,269,013
Taisho Pharmaceutical Holdings Co., Ltd.	8,600	654,944
Taiyo Nippon Sanso Corp.	27,900	334,999
Takashimaya Co., Ltd.	81,000	745,273
Takeda Pharmaceutical Co., Ltd.	197,500	11,136,015
TDK Corp.	35,100	2,697,059
Teijin Ltd.	48,200	1,020,165
Terumo Corp.	90,200	3,758,659
The Bank of Kyoto Ltd.	19,200	1,008,328
The Chiba Bank Ltd.	195,000	1,494,791
The Chugoku Bank Ltd.	43,400	622,106
The Chugoku Electric Power Co., Inc.	70,100	781,625
The Hachijuni Bank Ltd.	95,000	594,934
The Hiroshima Bank Ltd.	58,000	491,072
The Kansai Electric Power Co., Inc.	188,700	2,584,075
The Shizuoka Bank Ltd.	162,000	1,576,521
The Yokohama Rubber Co., Ltd.	33,400	750,901
THK Co., Ltd.	33,000	1,203,714
Tobu Railway Co., Ltd.	50,800	1,490,312
Toho Co., Ltd.	29,100	964,121
Toho Gas Co., Ltd.	26,000	726,924
Tohoku Electric Power Co., Inc.	124,400	1,631,982
Tokio Marine Holdings, Inc.	187,499	8,082,560
Tokyo Electric Power Co. Holdings, Inc. *	388,290	1,593,783
Tokyo Electron Ltd.	42,800	7,536,210
Tokyo Gas Co., Ltd.	110,740	2,762,480
108
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Tokyo Tatemono Co., Ltd.	64,500	904,827
Tokyu Corp.	148,000	2,238,805
Tokyu Fudosan Holdings Corp.	132,900	871,306
Toppan Printing Co., Ltd.	142,000	1,444,668
Toray Industries, Inc.	397,000	4,018,292
Toshiba Corp. *	1,135,178	3,284,583
Tosoh Corp.	86,500	1,866,733
TOTO Ltd.	41,300	2,022,628
Toyo Seikan Group Holdings Ltd.	52,000	919,772
Toyo Suisan Kaisha Ltd.	22,800	877,117
Toyoda Gosei Co., Ltd.	26,000	635,752
Toyota Industries Corp.	43,200	2,659,024
Toyota Motor Corp.	726,003	45,031,100
Toyota Tsusho Corp.	64,100	2,331,350
Trend Micro, Inc.	32,400	1,737,406
Tsuruha Holdings, Inc.	10,100	1,252,224
Unicharm Corp.	118,100	2,687,453
United Urban Investment Corp.	783	1,126,436
USS Co., Ltd.	60,600	1,225,017
West Japan Railway Co.	46,200	3,257,837
Yahoo Japan Corp.	394,300	1,762,859
Yakult Honsha Co., Ltd.	23,100	1,909,863
Yamada Denki Co., Ltd.	173,800	924,477
Yamaguchi Financial Group, Inc.	67,000	811,584
Yamaha Corp.	45,700	1,795,632
Yamaha Motor Co., Ltd.	76,300	2,289,962
Yamato Holdings Co., Ltd.	100,800	2,060,934
Yamazaki Baking Co., Ltd.	32,000	575,998
Yaskawa Electric Corp.	70,500	2,526,069
Yokogawa Electric Corp.	60,900	1,156,869
		976,817,067

Netherlands 3.6%
ABN AMRO Group N.V. CVA	113,613	3,508,863
Aegon N.V.	495,968	2,928,122
AerCap Holdings N.V. *	40,380	2,125,603
Akzo Nobel N.V.	70,773	6,389,446
Altice N.V., Class A *	135,343	2,552,378
Altice N.V., Class B *	20,970	395,371
ASML Holding N.V.	104,048	18,773,301
Boskalis Westminster N.V.	22,260	795,717
Coca-Cola European Partners plc	60,717	2,490,622
Gemalto N.V.	23,007	910,511
Heineken Holding N.V.	31,379	2,912,667
Heineken N.V.	72,457	7,059,688
ING Groep N.V.	1,083,040	20,013,998
Koninklijke Ahold Delhaize N.V.	356,115	6,701,423
Koninklijke DSM N.V.	50,397	4,299,755
Koninklijke KPN N.V.	942,341	3,242,474
Koninklijke Philips N.V.	259,892	10,591,353
Koninklijke Vopak N.V.	16,676	721,789
NN Group N.V.	89,064	3,729,779
NXP Semiconductors N.V. *	96,296	11,271,447
Randstad Holding N.V.	32,943	2,026,723
RELX N.V.	276,466	6,241,714
Unilever N.V. CVA	456,625	26,525,301
Wolters Kluwer N.V.	81,834	4,010,893
		150,218,938

New Zealand 0.2%
Auckland International Airport Ltd.	246,438	1,050,359
Contact Energy Ltd.	213,532	840,403
Fletcher Building Ltd.	204,452	1,031,302
Mercury NZ Ltd.	208,238	468,789
Meridian Energy Ltd.	316,280	617,033
109
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Ryman Healthcare Ltd.	97,507	620,534
Spark New Zealand Ltd.	556,130	1,401,178
		6,029,598

Norway 0.7%
DNB A.S.A.	273,527	5,278,902
Gjensidige Forsikring A.S.A.	60,359	1,135,880
Marine Harvest A.S.A. *	119,065	2,325,033
Norsk Hydro A.S.A.	391,392	3,028,728
Orkla A.S.A.	234,587	2,297,823
Schibsted A.S.A., B Shares	20,539	481,992
Schibsted A.S.A., Class A	23,037	593,975
Statoil A.S.A. (a)	308,132	6,260,475
Telenor A.S.A.	210,393	4,467,430
Yara International A.S.A.	49,786	2,364,471
		28,234,709

Portugal 0.2%
Banco Espirito Santo S.A. *(d)	470,491	—
EDP - Energias de Portugal S.A.	664,513	2,369,798
Galp Energia, SGPS, S.A.	140,604	2,614,118
Jeronimo Martins, SGPS, S.A.	68,968	1,253,089
		6,237,005

Singapore 1.3%
Ascendas Real Estate Investment Trust	646,500	1,299,888
CapitaLand Commercial Trust	786,000	1,001,182
CapitaLand Ltd.	703,300	1,893,982
CapitaLand Mall Trust	797,800	1,182,713
City Developments Ltd.	113,500	1,077,895
ComfortDelGro Corp., Ltd.	537,600	796,969
DBS Group Holdings Ltd.	498,146	8,318,318
Genting Singapore plc	1,564,900	1,400,699
Global Logistic Properties Ltd.	768,200	1,871,237
Golden Agri-Resources Ltd.	1,652,500	478,947
Hutchison Port Holdings Trust, Class U	1,611,200	692,824
Jardine Cycle & Carriage Ltd.	27,000	780,745
Keppel Corp., Ltd.	391,300	2,153,819
Oversea-Chinese Banking Corp., Ltd.	870,571	7,603,235
SATS Ltd.	177,500	612,265
Sembcorp Industries Ltd.	260,600	631,160
Singapore Airlines Ltd.	153,300	1,155,323
Singapore Exchange Ltd.	226,900	1,276,920
Singapore Press Holdings Ltd.	451,000	893,112
Singapore Technologies Engineering Ltd.	442,400	1,129,432
Singapore Telecommunications Ltd.	2,254,737	6,204,956
StarHub Ltd.	129,000	248,974
Suntec Real Estate Investment Trust	714,800	1,023,293
United Overseas Bank Ltd.	368,433	6,655,996
UOL Group Ltd.	131,167	869,855
Wilmar International Ltd.	456,200	1,135,231
Yangzijiang Shipbuilding Holdings Ltd.	625,000	722,038
		53,111,008

Spain 3.4%
Abertis Infraestructuras S.A.	188,711	4,081,594
ACS Actividades de Construccion y Servicios S.A.	63,920	2,519,666
Aena SME S.A.	18,947	3,476,273
Amadeus IT Group S.A.	120,424	8,170,634
Banco Bilbao Vizcaya Argentaria S.A.	1,872,711	16,375,864
Banco De Sabadell S.A.	1,542,374	3,088,160
Banco Santander S.A.	4,459,469	30,232,123
Bankia S.A.	293,473	1,400,525
Bankinter S.A.	187,312	1,767,614
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
CaixaBank S.A.	1,011,733	4,733,281
Distribuidora Internacional de Alimentacion S.A.	162,710	795,812
Enagas S.A.	66,459	1,914,267
Endesa S.A.	91,958	2,104,757
Ferrovial S.A.	131,843	2,863,182
Gas Natural SDG S.A.	102,397	2,191,041
Grifols S.A.	83,458	2,611,810
Iberdrola S.A.	1,587,071	12,825,130
Industria de Diseno Textil S.A.	304,112	11,367,108
International Consolidated Airlines Group S.A.	192,071	1,621,215
Mapfre S.A.	291,986	954,940
Red Electrica Corp. S.A.	121,725	2,695,296
Repsol S.A.	343,004	6,427,687
Siemens Gamesa Renewable Energy S.A.	60,218	873,149
Telefonica S.A.	1,254,858	13,157,767
		138,248,895

Sweden 2.8%
Alfa Laval AB	80,689	2,043,440
Assa Abloy AB, Class B	275,507	5,808,472
Atlas Copco AB, A Shares	184,381	8,085,373
Atlas Copco AB, B Shares	110,747	4,396,456
Boliden AB	75,622	2,646,147
Electrolux AB, B Shares	68,141	2,408,551
Essity AB, Class B *	171,418	5,123,587
Getinge AB, B Shares	64,316	1,265,970
Hennes & Mauritz AB, B Shares	262,340	6,583,447
Hexagon AB, B Shares	71,900	3,686,679
Husqvarna AB, B Shares	114,980	1,123,263
ICA Gruppen AB	24,300	896,165
Industrivarden AB, C Shares	41,251	1,060,008
Investor AB, B Shares	128,484	6,365,951
Kinnevik AB, Class B	61,627	2,021,481
LE Lundbergfortagen AB, B Shares	10,512	820,534
Lundin Petroleum AB *	49,233	1,158,215
Millicom International Cellular S.A. SDR	17,764	1,136,006
Nordea Bank AB	836,430	10,108,011
Sandvik AB	322,983	5,895,565
Securitas AB, B Shares	85,001	1,491,422
Skandinaviska Enskilda Banken AB, A Shares	424,273	5,228,574
Skanska AB, B Shares	96,800	2,122,686
SKF AB, B Shares	111,173	2,583,530
Svenska Handelsbanken AB, A Shares	424,125	6,078,699
Swedbank AB, A Shares	250,015	6,204,809
Swedish Match AB	50,944	1,919,110
Tele2 AB, B Shares	111,029	1,412,260
Telefonaktiebolaget LM Ericsson, B Shares	873,182	5,495,003
Telia Co. AB (a)	730,027	3,378,903
Volvo AB, B Shares	425,296	8,423,515
		116,971,832

Switzerland 7.9%
ABB Ltd.	556,553	14,534,398
Adecco Group AG	43,591	3,458,393
Baloise Holding AG	14,724	2,321,346
Barry Callebaut AG *	731	1,142,199
Chocoladefabriken Lindt & Spruengli AG	297	3,628,208
Cie Financiere Richemont S.A.	144,266	13,299,345
Credit Suisse Group AG *	670,137	10,560,569
Dufry AG *	10,021	1,491,609
EMS-Chemie Holding AG	2,363	1,549,115
Geberit AG	10,107	4,575,978
Givaudan S.A.	2,578	5,757,417
Julius Baer Group Ltd. *	63,156	3,735,523
Kuehne & Nagel International AG	14,309	2,500,008
LafargeHolcim Ltd. *	126,038	7,116,721
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Lonza Group AG *	20,788	5,522,564
Nestle S.A.	868,777	73,097,594
Novartis AG	621,455	51,257,131
Pargesa Holding S.A.	11,548	967,048
Partners Group Holding AG	4,946	3,326,620
Roche Holding AG	195,281	45,135,488
Schindler Holding AG	16,356	3,675,381
SGS S.A.	1,512	3,733,948
Sika AG	599	4,433,481
Sonova Holding AG	13,942	2,516,977
Straumann Holding AG	2,898	2,023,383
Swiss Life Holding AG *	8,880	3,086,415
Swiss Prime Site AG *	18,543	1,582,656
Swiss Re AG	89,587	8,431,059
Swisscom AG	7,537	3,807,878
The Swatch Group AG	16,240	1,224,116
The Swatch Group AG - Bearer Shares	8,667	3,396,976
UBS Group AG *	1,017,399	17,309,115
Vifor Pharma AG	12,709	1,634,643
Zurich Insurance Group AG	42,680	13,024,445
		324,857,747

United Kingdom 17.4%
3i Group plc	261,491	3,337,186
Admiral Group plc	55,664	1,421,981
Anglo American plc	369,917	6,977,748
Antofagasta plc	106,452	1,349,132
Ashtead Group plc	141,228	3,637,965
Associated British Foods plc	100,097	4,430,211
AstraZeneca plc	351,198	23,762,395
Auto Trader Group plc	307,544	1,398,499
Aviva plc	1,136,161	7,621,850
Babcock International Group plc	74,455	802,820
BAE Systems plc	879,454	6,927,755
Barclays plc	4,807,158	11,862,675
Barratt Developments plc	293,038	2,547,912
BHP Billiton plc	597,205	10,812,775
BP plc	5,460,868	37,039,198
British American Tobacco plc	643,188	41,556,264
BT Group plc	2,326,722	8,016,792
Bunzl plc	93,336	2,907,463
Burberry Group plc	126,033	3,183,268
Capita plc	203,780	1,419,128
Carnival plc	51,118	3,370,121
Centrica plc	1,516,652	3,420,305
Cobham plc *	654,953	1,209,127
Coca-Cola HBC AG CDI *	54,186	1,831,333
Compass Group plc	441,962	9,702,984
ConvaTec Group plc	385,949	1,004,168
Croda International plc	35,749	1,986,739
DCC plc	24,390	2,312,985
Diageo plc	700,102	23,907,652
Direct Line Insurance Group plc	367,947	1,816,013
Dixons Carphone plc	239,157	550,855
easyJet plc	57,117	1,015,817
Experian plc	263,215	5,545,491
Ferguson plc	71,911	5,028,734
Fresnillo plc	63,457	1,097,442
G4S plc	428,557	1,599,127
GKN plc	486,916	2,052,280
GlaxoSmithKline plc	1,366,035	24,516,682
Glencore plc *	3,383,035	16,317,052
Hammerson plc	208,256	1,449,717
Hargreaves Lansdown plc	81,707	1,716,356
Hikma Pharmaceuticals plc	33,976	525,167
HSBC Holdings plc	5,586,620	54,554,004
IMI plc	87,056	1,412,534
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Imperial Brands plc	267,226	10,895,218
Inmarsat plc	119,483	985,557
InterContinental Hotels Group plc	52,648	2,916,769
Intertek Group plc	44,349	3,194,948
Intu Properties plc	261,219	749,911
Investec plc	176,717	1,209,206
ITV plc	993,869	2,172,507
J. Sainsbury plc	439,851	1,416,418
John Wood Group plc	185,000	1,749,324
Johnson Matthey plc	53,319	2,393,793
Kingfisher plc	633,788	2,635,056
Land Securities Group plc	204,549	2,627,178
Legal & General Group plc	1,638,392	5,809,035
Lloyds Banking Group plc	20,167,527	18,280,462
London Stock Exchange Group plc	87,546	4,371,954
Marks & Spencer Group plc	476,114	2,176,025
Mediclinic International plc	100,138	774,050
Meggitt plc	207,353	1,427,423
Merlin Entertainments plc	207,624	1,044,410
Micro Focus International plc	122,808	4,313,571
Mondi plc	102,645	2,482,388
National Grid plc	949,045	11,424,087
Next plc	40,950	2,676,763
Old Mutual plc	1,360,651	3,451,601
Pearson plc	229,305	2,141,167
Persimmon plc	84,575	3,147,439
Provident Financial plc (a)	58,138	719,267
Prudential plc	719,770	17,667,016
Randgold Resources Ltd.	25,936	2,548,673
Reckitt Benckiser Group plc	184,964	16,548,109
RELX plc	292,588	6,732,713
Rio Tinto plc	341,266	16,128,440
Rolls-Royce Holdings plc *	457,104	5,907,144
Rolls-Royce Holdings plc, C Shares *(d)	21,026,784	27,927
Royal Bank of Scotland Group plc *	967,843	3,635,767
Royal Dutch Shell plc, A Shares	1,251,725	39,404,030
Royal Dutch Shell plc, B Shares	1,046,164	33,683,624
Royal Mail plc	243,512	1,210,886
RSA Insurance Group plc	271,498	2,267,095
Schroders plc	35,264	1,636,138
Segro plc	263,613	1,903,049
Severn Trent plc	63,466	1,779,549
Shire plc	256,194	12,618,988
Sky plc *	277,679	3,477,722
Smith & Nephew plc	244,744	4,616,257
Smiths Group plc	108,800	2,270,208
SSE plc	281,891	5,177,182
St. James's Place plc	155,863	2,436,123
Standard Chartered plc *	903,330	8,997,048
Standard Life Aberdeen plc	760,711	4,340,788
Tate & Lyle plc	123,305	1,059,224
Taylor Wimpey plc	879,957	2,331,954
Tesco plc	2,293,803	5,527,118
The Berkeley Group Holdings plc	35,591	1,768,378
The British Land Co., plc	277,502	2,215,632
The Sage Group plc	317,953	3,147,291
The Weir Group plc	55,366	1,435,345
Travis Perkins plc	78,260	1,579,903
TUI AG	114,159	2,061,842
Unilever plc	356,056	20,179,099
United Utilities Group plc	180,841	2,000,752
Vodafone Group plc	7,389,349	21,136,039
Whitbread plc	50,582	2,480,869
WM Morrison Supermarkets plc	629,343	1,874,002
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Worldpay Group plc	561,569	3,027,200
WPP plc	352,104	6,224,922
		719,205,275
Total Common Stock
(Cost $3,137,345,040)		4,060,485,181

Preferred Stock 0.6% of net assets

Germany 0.5%
Bayerische Motoren Werke AG	16,769	1,471,354
Fuchs Petrolub SE	20,460	1,152,152
Henkel AG & Co. KGaA	48,840	6,857,932
Porsche Automobil Holding SE	45,046	3,296,260
Schaeffler AG	56,445	899,961
Volkswagen AG	52,574	9,626,464
		23,304,123

Italy 0.1%
Intesa Sanpaolo S.p.A. - RSP	275,066	866,926
Telecom Italia S.p.A. - RSP	1,719,130	1,221,394
		2,088,320
Total Preferred Stock
(Cost $21,356,947)		25,392,443

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. expires 11/01/17 *	4,459,469	212,979
Ferrovial S.A. expires 11/13/17 *	131,843	63,427
Total Rights
(Cost $271,849)		276,406

Other Investment Company 0.5% of net assets

United States 0.5%
Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	21,252,836	21,252,836
Total Other Investment Company
(Cost $21,252,836)		21,252,836
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.4% of net assets

Time Deposits 0.4%
BNP Paribas
Hong Kong Dollar
0.01%, 11/01/17 (c)	338,863	43,436
Brown Brothers Harriman
Danish Krone
(0.65%), 11/01/17 (c)	938	147
Euro
(0.57%), 11/01/17 (c)	10,861	12,651
New Zealand Dollar
0.95%, 11/01/17 (c)	15,848	10,845
Norwegian Krone
0.05%, 11/01/17 (c)	45,594	5,582
114
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Schwab International Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Singapore Dollar
0.01%, 11/01/17 (c)	1,231	903
Swiss Franc
(1.45%), 11/01/17 (c)	38,968	39,060
National Australia Bank
Australian Dollar
0.49%, 11/01/17 (c)	56,068	42,912
Skandinaviska Enskilda Banken
Swedish Krone
(0.89%), 11/01/17 (c)	677,198	80,892
Sumitomo Mitsui Banking Corp.
Great British Pound
0.05%, 11/01/17 (c)	125,224	166,316
Japanese Yen
(0.24%), 11/01/17 (c)	4,207,716	37,006
U.S. Dollar
0.60%, 11/01/17 (c)	17,116,052	17,116,052
Total Short-Term Investments
(Cost $17,555,802)		17,555,802

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	388	38,943,560	123,114
At 10/31/17, the values of certain foreign securities held by the fund aggregating $3,982,589,951 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $20,335,458.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
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Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 1.7%
Adient plc	51,885	4,377,019
BorgWarner, Inc.	75,467	3,978,620
Cooper Tire & Rubber Co.	29,100	954,480
Dana, Inc.	65,100	1,984,899
Delphi Automotive plc	64,200	6,380,196
Ford Motor Co.	2,019,831	24,783,326
General Motors Co.	709,068	30,475,743
Harley-Davidson, Inc.	68,054	3,221,676
Lear Corp.	26,200	4,600,458
Tenneco, Inc.	17,600	1,022,736
The Goodyear Tire & Rubber Co.	111,490	3,410,479
Thor Industries, Inc.	12,200	1,661,884
Visteon Corp. *	18,900	2,382,156
		89,233,672

Banks 5.0%
Bank of America Corp.	1,178,794	32,287,168
BB&T Corp.	139,675	6,877,597
CIT Group, Inc.	45,400	2,116,548
Citigroup, Inc.	600,952	44,169,972
Citizens Financial Group, Inc.	79,000	3,002,790
Comerica, Inc.	26,700	2,097,819
Fifth Third Bancorp	174,490	5,042,761
Huntington Bancshares, Inc.	167,827	2,316,012
JPMorgan Chase & Co.	681,443	68,559,980
KeyCorp	162,657	2,968,490
M&T Bank Corp.	19,519	3,255,184
New York Community Bancorp, Inc.	117,530	1,476,177
People's United Financial, Inc.	89,577	1,671,507
PHH Corp. *	95,458	1,261,000
Regions Financial Corp.	228,525	3,537,567
SunTrust Banks, Inc.	90,760	5,464,659
The PNC Financial Services Group, Inc.	85,915	11,752,313
U.S. Bancorp	304,200	16,542,396
Wells Fargo & Co.	1,002,513	56,281,080
		270,681,020

Capital Goods 8.3%
3M Co.	126,781	29,183,718
AECOM *	55,854	1,958,241
AGCO Corp.	43,240	2,964,967
Allison Transmission Holdings, Inc.	31,100	1,321,439
AMETEK, Inc.	36,200	2,443,138
Arconic, Inc.	108,210	2,718,235
Carlisle Cos., Inc.	13,700	1,504,671
Caterpillar, Inc.	204,477	27,767,977
Chicago Bridge & Iron Co., N.V. (a)	82,500	1,150,050
Cummins, Inc.	53,694	9,497,395
Deere & Co.	138,593	18,416,238
Donaldson Co., Inc.	26,500	1,251,065
Dover Corp.	53,375	5,096,779
Eaton Corp. plc	119,016	9,523,660
EMCOR Group, Inc.	21,940	1,766,389
1
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Emerson Electric Co.	243,000	15,663,780
Fastenal Co.	58,640	2,754,321
Flowserve Corp.	60,175	2,651,912
Fluor Corp.	147,250	6,345,003
Fortive Corp.	38,878	2,809,324
Fortune Brands Home & Security, Inc.	23,600	1,559,016
General Dynamics Corp.	62,316	12,648,902
General Electric Co.	2,135,278	43,047,204
Honeywell International, Inc.	130,545	18,819,367
Hubbell, Inc.	15,484	1,948,197
Huntington Ingalls Industries, Inc.	8,100	1,885,923
IDEX Corp.	12,800	1,641,088
Illinois Tool Works, Inc.	88,484	13,849,516
Ingersoll-Rand plc	56,182	4,977,725
Jacobs Engineering Group, Inc.	60,540	3,524,033
Johnson Controls International plc	207,098	8,571,786
KBR, Inc.	81,600	1,601,808
Lincoln Electric Holdings, Inc.	17,200	1,576,724
Lockheed Martin Corp.	50,334	15,510,925
Masco Corp.	35,400	1,409,628
MSC Industrial Direct Co., Inc., Class A	13,200	1,094,280
Nordson Corp.	8,800	1,114,872
Northrop Grumman Corp.	50,733	14,993,124
Oshkosh Corp.	35,620	3,261,367
Owens Corning	32,950	2,724,636
PACCAR, Inc.	102,621	7,361,004
Parker-Hannifin Corp.	39,497	7,212,547
Pentair plc	41,937	2,954,881
Quanta Services, Inc. *	80,800	3,048,584
Raytheon Co.	72,465	13,058,193
Regal Beloit Corp.	16,500	1,338,975
Rockwell Automation, Inc.	24,050	4,829,721
Rockwell Collins, Inc.	29,730	4,031,388
Roper Technologies, Inc.	9,000	2,323,530
Snap-on, Inc.	10,900	1,719,802
Spirit AeroSystems Holdings, Inc., Class A	22,500	1,802,250
Stanley Black & Decker, Inc.	33,103	5,347,790
Terex Corp.	43,800	2,063,418
Textron, Inc.	73,820	3,893,267
The Boeing Co.	110,492	28,504,726
The Timken Co.	33,365	1,573,160
TransDigm Group, Inc.	8,600	2,386,500
Trinity Industries, Inc.	63,300	2,058,516
United Rentals, Inc. *	25,300	3,579,444
United Technologies Corp.	243,342	29,142,638
Valmont Industries, Inc.	9,000	1,430,100
W.W. Grainger, Inc.	23,738	4,693,003
WABCO Holdings, Inc. *	10,700	1,578,999
Wabtec Corp.	13,600	1,040,400
Watsco, Inc.	6,900	1,149,333
WESCO International, Inc. *	28,900	1,825,035
Xylem, Inc.	28,655	1,906,417
		444,402,044

Commercial & Professional Services 0.6%
ABM Industries, Inc.	25,100	1,053,447
Cintas Corp.	17,550	2,615,652
Equifax, Inc.	12,230	1,327,322
LSC Communications, Inc.	32,317	522,889
ManpowerGroup, Inc.	45,390	5,595,679
Nielsen Holdings plc	70,700	2,620,849
Pitney Bowes, Inc.	115,819	1,591,353
Republic Services, Inc.	56,293	3,662,986
Robert Half International, Inc.	46,310	2,397,469
2
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Dun & Bradstreet Corp.	13,040	1,523,463
Waste Management, Inc.	104,014	8,546,830
		31,457,939

Consumer Durables & Apparel 1.2%
Carter's, Inc.	11,600	1,122,068
D.R. Horton, Inc.	58,700	2,595,127
Fossil Group, Inc. *	133,700	1,053,556
Garmin Ltd.	31,870	1,804,161
Hanesbrands, Inc.	61,000	1,372,500
Hasbro, Inc.	22,741	2,105,589
Leggett & Platt, Inc.	34,017	1,607,643
Lennar Corp., Class A	28,400	1,581,028
Mattel, Inc. (a)	180,135	2,543,506
Michael Kors Holdings Ltd. *	54,300	2,650,383
Mohawk Industries, Inc. *	8,835	2,312,650
Newell Brands, Inc.	37,703	1,537,528
NIKE, Inc., Class B	259,654	14,278,373
NVR, Inc. *	1,029	3,376,530
Polaris Industries, Inc.	19,900	2,356,757
PulteGroup, Inc.	80,700	2,439,561
PVH Corp.	19,680	2,495,621
Ralph Lauren Corp.	38,320	3,426,958
Tapestry, Inc.	112,675	4,614,041
Tupperware Brands Corp.	21,158	1,243,033
VF Corp.	87,780	6,113,877
Whirlpool Corp.	25,955	4,254,803
		66,885,293

Consumer Services 1.8%
Adtalem Global Education, Inc.	29,100	1,075,245
Aramark	56,000	2,446,640
Brinker International, Inc.	30,855	947,866
Carnival Corp.	99,610	6,613,108
Chipotle Mexican Grill, Inc. *	4,987	1,355,965
Darden Restaurants, Inc.	27,162	2,234,618
H&R Block, Inc.	78,965	1,953,594
International Game Technology plc	53,600	1,259,600
Las Vegas Sands Corp.	80,100	5,076,738
Marriott International, Inc., Class A	56,725	6,777,503
McDonald's Corp.	217,148	36,244,173
MGM Resorts International	84,015	2,633,870
Royal Caribbean Cruises Ltd.	27,629	3,419,641
Service Corp. International	33,000	1,170,180
Starbucks Corp.	136,180	7,468,111
The Wendy's Co.	78,000	1,186,380
Wyndham Worldwide Corp.	39,440	4,214,164
Wynn Resorts Ltd.	24,804	3,658,342
Yum China Holdings, Inc. *	73,930	2,983,076
Yum! Brands, Inc.	74,730	5,563,648
		98,282,462

Diversified Financials 4.8%
Affiliated Managers Group, Inc.	7,100	1,324,150
AGNC Investment Corp.	79,300	1,596,309
Ally Financial, Inc.	336,400	8,790,132
American Express Co.	242,407	23,154,717
Ameriprise Financial, Inc.	51,934	8,129,748
Annaly Capital Management, Inc.	245,761	2,816,421
Berkshire Hathaway, Inc., Class B *	322,486	60,285,532
BlackRock, Inc.	17,700	8,333,691
Capital One Financial Corp.	172,332	15,885,564
CME Group, Inc.	37,500	5,143,875
Discover Financial Services	139,422	9,275,746
Franklin Resources, Inc.	121,909	5,136,026
3
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Intercontinental Exchange, Inc.	28,100	1,857,410
Invesco Ltd.	105,800	3,786,582
Legg Mason, Inc.	54,120	2,066,302
Leucadia National Corp.	66,500	1,682,450
LPL Financial Holdings, Inc.	30,600	1,518,066
Moody's Corp.	24,070	3,427,809
Morgan Stanley	152,283	7,614,150
MSCI, Inc.	10,300	1,208,808
Nasdaq, Inc.	16,883	1,226,550
Navient Corp.	247,100	3,078,866
Northern Trust Corp.	27,910	2,610,143
Raymond James Financial, Inc.	15,400	1,305,612
S&P Global, Inc.	30,768	4,814,269
Santander Consumer USA Holdings, Inc. *	88,200	1,467,648
SEI Investments Co.	21,100	1,361,161
SLM Corp. *	203,500	2,155,065
State Street Corp.	77,066	7,090,072
Synchrony Financial	228,500	7,453,670
T. Rowe Price Group, Inc.	64,845	6,024,100
TD Ameritrade Holding Corp.	33,100	1,654,669
The Bank of New York Mellon Corp.	175,849	9,047,431
The Charles Schwab Corp. (b)	65,715	2,946,661
The Goldman Sachs Group, Inc.	110,709	26,844,718
Voya Financial, Inc.	66,600	2,674,656
Waddell & Reed Financial, Inc., Class A	62,100	1,160,649
		255,949,428

Energy 13.2%
Anadarko Petroleum Corp.	154,679	7,636,502
Andeavor	88,784	9,432,412
Apache Corp.	188,768	7,809,332
Baker Hughes, a GE Co.	204,886	6,439,567
Cabot Oil & Gas Corp.	46,500	1,288,050
Chesapeake Energy Corp. *(a)	710,626	2,771,441
Chevron Corp.	1,128,722	130,807,593
Concho Resources, Inc. *	11,000	1,476,310
ConocoPhillips	981,482	50,202,804
CONSOL Energy, Inc. *	114,235	1,842,611
Delek US Holdings, Inc.	90,600	2,360,130
Devon Energy Corp.	162,627	6,000,936
Diamond Offshore Drilling, Inc. *(a)	108,420	1,813,867
Ensco plc, Class A	546,400	2,945,096
EOG Resources, Inc.	87,401	8,728,738
EQT Corp.	25,900	1,619,786
Exxon Mobil Corp.	2,531,391	210,991,440
Halliburton Co.	293,170	12,530,086
Helmerich & Payne, Inc. (a)	43,795	2,378,506
Hess Corp.	276,204	12,197,169
HollyFrontier Corp.	259,702	9,595,989
Kinder Morgan, Inc.	477,300	8,643,903
Marathon Oil Corp.	717,419	10,201,698
Marathon Petroleum Corp.	415,752	24,837,024
Murphy Oil Corp.	198,850	5,319,238
Nabors Industries Ltd.	264,300	1,488,009
National Oilwell Varco, Inc.	281,101	9,610,843
Noble Corp. plc *	551,200	2,292,992
Noble Energy, Inc.	114,070	3,179,131
Occidental Petroleum Corp.	344,030	22,214,017
Oceaneering International, Inc.	66,000	1,334,520
ONEOK, Inc.	44,620	2,421,527
Patterson-UTI Energy, Inc.	64,900	1,283,722
PBF Energy, Inc., Class A	92,800	2,688,416
Peabody Energy Corp. *	26,700	824,763
Phillips 66	390,008	35,521,929
Pioneer Natural Resources Co.	15,000	2,245,050
QEP Resources, Inc. *	161,442	1,444,906
Schlumberger Ltd.	407,460	26,077,440
4
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
SM Energy Co.	64,300	1,371,519
Superior Energy Services, Inc. *	134,200	1,183,644
Targa Resources Corp.	25,200	1,045,800
The Williams Cos., Inc.	182,409	5,198,657
Transocean Ltd. *	387,500	4,068,750
Valero Energy Corp.	470,946	37,152,930
Weatherford International plc *	734,100	2,547,327
Whiting Petroleum Corp. *	183,500	1,102,835
World Fuel Services Corp.	166,400	4,625,920
		710,794,875

Food & Staples Retailing 3.6%
Casey's General Stores, Inc.	12,712	1,456,414
Costco Wholesale Corp.	145,063	23,366,748
CVS Health Corp.	596,356	40,868,277
Rite Aid Corp. *	346,300	571,395
Sysco Corp.	183,939	10,230,687
The Kroger Co.	571,468	11,829,387
U.S. Foods Holding Corp. *	27,100	739,288
United Natural Foods, Inc. *	38,800	1,504,276
Wal-Mart Stores, Inc.	970,962	84,774,692
Walgreens Boots Alliance, Inc.	262,092	17,368,837
		192,710,001

Food, Beverage & Tobacco 4.3%
Altria Group, Inc.	304,416	19,549,595
Archer-Daniels-Midland Co.	472,884	19,326,769
Brown-Forman Corp., Class B	41,954	2,392,217
Bunge Ltd.	145,816	10,029,224
Campbell Soup Co.	34,330	1,626,212
ConAgra Brands, Inc.	88,020	3,006,763
Constellation Brands, Inc., Class A	12,220	2,677,280
Dr Pepper Snapple Group, Inc.	46,141	3,952,438
General Mills, Inc.	167,418	8,692,343
Hormel Foods Corp.	59,678	1,859,566
Ingredion, Inc.	19,900	2,494,465
Kellogg Co.	58,037	3,629,054
Lamb Weston Holdings, Inc.	28,873	1,472,234
McCormick & Co., Inc. - Non Voting Shares	19,978	1,988,410
Molson Coors Brewing Co., Class B	23,180	1,874,567
Mondelez International, Inc., Class A	389,695	16,145,064
Monster Beverage Corp. *	23,600	1,367,148
PepsiCo, Inc.	323,033	35,607,928
Philip Morris International, Inc.	368,338	38,542,888
The Coca-Cola Co.	832,173	38,263,315
The Hershey Co.	24,912	2,645,156
The JM Smucker Co.	31,525	3,343,226
The Kraft Heinz Co.	54,744	4,233,354
Tyson Foods, Inc., Class A	117,115	8,538,855
		233,258,071

Health Care Equipment & Services 5.4%
Abbott Laboratories	338,567	18,360,488
Aetna, Inc.	96,531	16,413,166
AmerisourceBergen Corp.	49,567	3,814,181
Anthem, Inc.	144,000	30,126,240
Baxter International, Inc.	91,253	5,883,081
Becton, Dickinson & Co.	34,562	7,212,053
Boston Scientific Corp. *	90,165	2,537,243
C.R. Bard, Inc.	11,300	3,695,891
Cardinal Health, Inc.	186,167	11,523,737
Centene Corp. *	23,220	2,175,017
Cerner Corp. *	29,100	1,964,832
Cigna Corp.	36,409	7,180,583
Community Health Systems, Inc. *	308,362	1,819,336
5
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Danaher Corp.	72,856	6,722,423
DaVita, Inc. *	41,920	2,546,221
DENTSPLY SIRONA, Inc.	23,335	1,425,068
Edwards Lifesciences Corp. *	15,300	1,564,119
Express Scripts Holding Co. *	381,647	23,391,145
HCA Healthcare, Inc. *	113,674	8,599,438
Henry Schein, Inc. *	38,304	3,010,694
Humana, Inc.	50,970	13,015,189
Intuitive Surgical, Inc. *	8,937	3,354,592
Laboratory Corp. of America Holdings *	16,399	2,520,690
LifePoint Health, Inc. *	22,130	1,065,559
Magellan Health, Inc. *	20,700	1,765,710
McKesson Corp.	100,417	13,845,496
MEDNAX, Inc. *	22,800	998,412
Medtronic plc	209,836	16,895,995
Owens & Minor, Inc.	58,802	1,444,765
Patterson Cos., Inc.	35,075	1,297,775
Quest Diagnostics, Inc.	46,052	4,318,757
ResMed, Inc.	19,600	1,649,928
Stryker Corp.	41,718	6,460,867
Tenet Healthcare Corp. *(a)	101,693	1,452,176
UnitedHealth Group, Inc.	221,186	46,497,721
Universal Health Services, Inc., Class B	19,948	2,048,660
Varian Medical Systems, Inc. *	22,503	2,344,588
WellCare Health Plans, Inc. *	10,900	2,155,366
Zimmer Biomet Holdings, Inc.	34,824	4,235,295
		287,332,497

Household & Personal Products 1.7%
Church & Dwight Co., Inc.	46,900	2,118,473
Colgate-Palmolive Co.	163,068	11,488,141
Herbalife Ltd. *(a)	29,300	2,127,766
Kimberly-Clark Corp.	63,201	7,110,744
Nu Skin Enterprises, Inc., Class A	25,340	1,611,877
The Clorox Co.	19,820	2,507,825
The Estee Lauder Cos., Inc., Class A	36,034	4,028,962
The Procter & Gamble Co.	696,445	60,131,061
		91,124,849

Insurance 3.8%
Aflac, Inc.	123,498	10,360,247
Alleghany Corp. *	2,900	1,642,038
American Financial Group, Inc.	18,140	1,913,589
American International Group, Inc.	523,092	33,796,974
Aon plc	53,936	7,736,041
Arch Capital Group Ltd. *	20,075	2,000,273
Arthur J. Gallagher & Co.	25,800	1,633,914
Assurant, Inc.	29,455	2,964,646
Assured Guaranty Ltd.	49,200	1,825,320
Axis Capital Holdings Ltd.	38,150	2,074,979
Brighthouse Financial, Inc. *	5,274	327,937
Chubb Ltd.	62,638	9,447,063
Cincinnati Financial Corp.	27,280	1,914,238
CNO Financial Group, Inc.	73,700	1,766,589
Everest Re Group Ltd.	12,925	3,069,041
First American Financial Corp.	27,900	1,518,318
FNF Group	61,784	2,311,957
Genworth Financial, Inc., Class A *	537,000	1,777,470
Lincoln National Corp.	58,880	4,461,926
Loews Corp.	115,089	5,698,056
Markel Corp. *	1,200	1,301,160
Marsh & McLennan Cos., Inc.	85,820	6,945,413
MetLife, Inc.	219,918	11,783,207
Old Republic International Corp.	62,000	1,257,980
Principal Financial Group, Inc.	49,291	3,245,812
Prudential Financial, Inc.	84,637	9,349,003
6
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Reinsurance Group of America, Inc.	17,300	2,584,274
RenaissanceRe Holdings Ltd.	14,325	1,982,007
The Allstate Corp.	126,033	11,829,457
The Hartford Financial Services Group, Inc.	135,127	7,438,741
The Progressive Corp.	170,005	8,270,743
The Travelers Cos., Inc.	176,632	23,394,908
Torchmark Corp.	26,765	2,251,740
Unum Group	58,025	3,019,621
Validus Holdings Ltd.	21,900	1,140,552
W. R. Berkley Corp.	27,663	1,897,129
White Mountains Insurance Group Ltd.	1,429	1,270,595
Willis Towers Watson plc	9,300	1,498,044
XL Group Ltd.	72,785	2,945,609
		201,646,611

Materials 4.0%
Air Products & Chemicals, Inc.	34,885	5,561,716
Albemarle Corp.	16,585	2,336,661
Alcoa Corp. *	105,770	5,053,691
Allegheny Technologies, Inc. *	69,611	1,752,805
Ashland Global Holdings, Inc.	33,635	2,286,507
Avery Dennison Corp.	24,800	2,633,016
Ball Corp.	109,360	4,694,825
Bemis Co., Inc.	43,238	1,946,575
Celanese Corp., Series A	25,400	2,649,474
CF Industries Holdings, Inc.	137,855	5,235,733
Cleveland-Cliffs, Inc. *	152,500	908,900
Commercial Metals Co.	80,345	1,565,121
Crown Holdings, Inc. *	21,700	1,305,689
Domtar Corp.	66,982	3,169,588
DowDuPont, Inc.	515,838	37,300,246
Eastman Chemical Co.	43,520	3,952,051
Ecolab, Inc.	34,891	4,558,858
FMC Corp.	24,780	2,301,071
Freeport-McMoRan, Inc. *	887,130	12,402,077
Graphic Packaging Holding Co.	88,600	1,372,414
Huntsman Corp.	82,015	2,626,120
International Flavors & Fragrances, Inc.	11,535	1,700,490
International Paper Co.	143,193	8,200,663
LyondellBasell Industries N.V., Class A	206,650	21,394,475
Martin Marietta Materials, Inc.	5,900	1,279,415
Monsanto Co.	112,919	13,674,491
Newmont Mining Corp.	150,521	5,442,839
Nucor Corp.	120,516	6,969,440
Owens-Illinois, Inc. *	88,205	2,107,217
Packaging Corp. of America	15,621	1,816,254
PPG Industries, Inc.	64,800	7,532,352
Praxair, Inc.	68,595	10,023,101
Reliance Steel & Aluminum Co.	37,320	2,867,669
RPM International, Inc.	25,765	1,374,047
Sealed Air Corp.	32,900	1,455,167
Sonoco Products Co.	31,055	1,608,338
Steel Dynamics, Inc.	60,450	2,249,345
The Chemours Co.	80,800	4,574,088
The Mosaic Co.	332,031	7,417,573
The Sherwin-Williams Co.	7,465	2,949,795
United States Steel Corp.	91,004	2,304,221
Vulcan Materials Co.	11,623	1,415,100
WestRock Co.	52,607	3,226,387
		217,195,605

Media 2.7%
CBS Corp., Class B - Non Voting Shares	139,971	7,855,173
Charter Communications, Inc., Class A *	7,806	2,608,531
Comcast Corp., Class A	944,694	34,037,325
Discovery Communications, Inc., Class A *	80,041	1,511,174
7
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Discovery Communications, Inc., Class C *	132,867	2,366,361
DISH Network Corp., Class A *	35,035	1,700,599
News Corp., Class A	146,600	2,002,556
News Corp., Class B	56,300	782,570
Omnicom Group, Inc.	70,313	4,724,331
Scripps Networks Interactive, Inc., Class A	26,000	2,165,280
TEGNA, Inc.	81,330	994,666
The Interpublic Group of Cos., Inc.	82,605	1,590,146
The Walt Disney Co.	342,262	33,476,646
Time Warner, Inc.	253,383	24,905,015
Tribune Media Co., Class A	23,400	957,762
Twenty-First Century Fox, Inc., Class A	338,721	8,857,554
Twenty-First Century Fox, Inc., Class B	162,200	4,127,990
Viacom, Inc., Class B	353,298	8,489,751
		143,153,430

Pharmaceuticals, Biotechnology & Life Sciences 5.8%
AbbVie, Inc.	200,752	18,117,868
Agilent Technologies, Inc.	47,636	3,240,677
Allergan plc	13,440	2,381,971
Amgen, Inc.	135,143	23,679,757
Biogen, Inc. *	20,250	6,311,115
Bristol-Myers Squibb Co.	249,761	15,400,263
Celgene Corp. *	63,856	6,447,540
Eli Lilly & Co.	186,381	15,272,059
Gilead Sciences, Inc.	251,687	18,866,458
Johnson & Johnson	470,617	65,608,716
Merck & Co., Inc.	721,192	39,730,467
Mettler-Toledo International, Inc. *	3,200	2,184,416
Mylan N.V. *	95,975	3,427,267
Perrigo Co., plc	22,800	1,846,572
Pfizer, Inc.	2,126,264	74,546,816
Thermo Fisher Scientific, Inc.	38,545	7,471,178
United Therapeutics Corp. *	6,900	818,271
Waters Corp. *	10,700	2,097,735
Zoetis, Inc.	30,600	1,952,892
		309,402,038

Real Estate 1.3%
American Tower Corp.	23,965	3,443,052
AvalonBay Communities, Inc.	12,099	2,193,912
Boston Properties, Inc.	23,490	2,846,518
Brixmor Property Group, Inc.	55,500	969,585
CBRE Group, Inc., Class A *	36,100	1,419,452
CoreCivic, Inc.	44,400	1,094,904
Crown Castle International Corp.	26,280	2,814,062
Digital Realty Trust, Inc.	20,400	2,416,176
Duke Realty Corp.	41,700	1,187,616
Equinix, Inc.	3,200	1,483,200
Equity Residential	49,145	3,305,493
Essex Property Trust, Inc.	4,400	1,154,692
GGP, Inc.	96,200	1,872,052
HCP, Inc.	95,365	2,464,232
Hospitality Properties Trust	50,161	1,433,601
Host Hotels & Resorts, Inc.	186,878	3,655,334
Iron Mountain, Inc.	83,979	3,359,160
JBG SMITH Properties *	5,420	169,158
Jones Lang LaSalle, Inc.	12,700	1,644,523
Kimco Realty Corp.	59,260	1,076,162
Prologis, Inc.	49,100	3,170,878
Public Storage	12,530	2,596,842
Realogy Holdings Corp.	44,600	1,441,918
Simon Property Group, Inc.	36,311	5,640,188
SL Green Realty Corp.	13,200	1,262,976
The Macerich Co.	23,897	1,304,776
Ventas, Inc.	53,978	3,387,119
8
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Vornado Realty Trust	26,441	1,979,373
Welltower, Inc.	53,600	3,589,056
Weyerhaeuser Co.	143,674	5,159,333
		69,535,343

Retailing 4.4%
Abercrombie & Fitch Co., Class A	153,878	2,066,582
Advance Auto Parts, Inc.	14,645	1,197,082
Amazon.com, Inc. *	9,750	10,776,480
American Eagle Outfitters, Inc.	122,035	1,588,896
Ascena Retail Group, Inc. *	366,700	711,398
AutoNation, Inc. *(a)	40,700	1,929,180
AutoZone, Inc. *	3,221	1,898,780
Bed Bath & Beyond, Inc.	196,805	3,916,420
Best Buy Co., Inc.	169,376	9,481,668
Big Lots, Inc.	36,765	1,886,412
CarMax, Inc. *	50,007	3,755,526
Chico's FAS, Inc.	130,700	1,044,293
Core-Mark Holding Co., Inc.	59,130	2,013,968
Dick's Sporting Goods, Inc.	48,800	1,194,136
Dillard's, Inc., Class A (a)	31,175	1,583,690
Dollar General Corp.	100,800	8,148,672
Dollar Tree, Inc. *	43,881	4,004,141
Expedia, Inc.	12,665	1,578,819
Foot Locker, Inc.	59,195	1,780,586
GameStop Corp., Class A	165,390	3,091,139
Genuine Parts Co.	51,700	4,561,491
GNC Holdings, Inc., Class A (a)	172,800	1,181,952
Group 1 Automotive, Inc.	15,700	1,233,549
Kohl's Corp.	231,045	9,648,439
L Brands, Inc.	90,720	3,904,589
Liberty Interactive Corp., QVC Group, Class A *	190,725	4,333,272
LKQ Corp. *	49,300	1,858,117
Lowe's Cos., Inc.	310,895	24,856,055
Macy's, Inc.	282,836	5,306,003
Murphy USA, Inc. *	47,600	3,539,536
Nordstrom, Inc.	84,655	3,356,571
O'Reilly Automotive, Inc. *	18,330	3,866,714
Office Depot, Inc.	310,000	961,000
Ross Stores, Inc.	62,080	3,941,459
Sally Beauty Holdings, Inc. *	60,300	1,043,793
Signet Jewelers Ltd.	28,100	1,842,517
Target Corp.	413,333	24,403,180
The Gap, Inc.	217,575	5,654,774
The Home Depot, Inc.	261,423	43,338,705
The Priceline Group, Inc. *	3,364	6,431,833
The TJX Cos., Inc.	164,288	11,467,302
Tiffany & Co.	21,935	2,053,555
Tractor Supply Co.	36,300	2,187,438
Urban Outfitters, Inc. *	68,454	1,678,492
Williams-Sonoma, Inc.	38,845	2,004,402
		238,302,606

Semiconductors & Semiconductor Equipment 3.4%
Analog Devices, Inc.	44,865	4,096,175
Applied Materials, Inc.	160,826	9,075,411
Broadcom Ltd.	9,388	2,477,587
First Solar, Inc. *	33,800	1,852,916
Intel Corp.	1,831,296	83,305,655
KLA-Tencor Corp.	33,480	3,645,637
Lam Research Corp.	21,590	4,503,026
Marvell Technology Group Ltd.	168,530	3,112,749
Maxim Integrated Products, Inc.	60,400	3,173,416
Microchip Technology, Inc.	21,380	2,026,824
Micron Technology, Inc. *	236,612	10,484,278
NVIDIA Corp.	24,137	4,991,773
9
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
NXP Semiconductors N.V. *	19,200	2,247,360
ON Semiconductor Corp. *	84,600	1,803,672
Qorvo, Inc. *	24,300	1,842,183
QUALCOMM, Inc.	423,735	21,614,722
Skyworks Solutions, Inc.	15,100	1,719,286
Texas Instruments, Inc.	184,909	17,878,851
Xilinx, Inc.	42,920	3,162,775
		183,014,296

Software & Services 7.4%
Accenture plc, Class A	121,665	17,320,229
Activision Blizzard, Inc.	113,970	7,463,895
Adobe Systems, Inc. *	22,807	3,994,874
Akamai Technologies, Inc. *	27,800	1,452,550
Alliance Data Systems Corp.	8,380	1,874,857
Alphabet, Inc., Class A *	18,409	19,017,233
Alphabet, Inc., Class C *	18,774	19,086,399
Amdocs Ltd.	41,600	2,708,160
Autodesk, Inc. *	13,400	1,674,464
Automatic Data Processing, Inc.	57,719	6,710,411
Booz Allen Hamilton Holding Corp.	36,300	1,371,777
Broadridge Financial Solutions, Inc.	19,500	1,675,440
CA, Inc.	108,605	3,516,630
CACI International, Inc., Class A *	9,124	1,311,575
Cars.com, Inc. *	16,110	383,740
Citrix Systems, Inc. *	26,863	2,219,152
Cognizant Technology Solutions Corp., Class A	74,200	5,614,714
eBay, Inc. *	142,627	5,368,480
Electronic Arts, Inc. *	19,508	2,333,157
Facebook, Inc., Class A *	38,650	6,959,319
Fidelity National Information Services, Inc.	58,023	5,382,214
First Data Corp., Class A *	72,100	1,284,101
Fiserv, Inc. *	35,938	4,651,455
Global Payments, Inc.	17,300	1,798,335
IAC/InterActiveCorp *	18,062	2,330,901
International Business Machines Corp.	420,411	64,768,519
Intuit, Inc.	35,422	5,349,431
Leidos Holdings, Inc.	37,300	2,331,996
MasterCard, Inc., Class A	88,138	13,112,290
Microsoft Corp.	1,252,218	104,159,493
Oracle Corp.	746,904	38,017,414
Paychex, Inc.	44,859	2,861,556
PayPal Holdings, Inc. *	58,600	4,252,016
Symantec Corp.	208,945	6,790,713
Teradata Corp. *	70,300	2,351,535
The Western Union Co.	210,710	4,184,701
Total System Services, Inc.	22,970	1,654,989
Visa, Inc., Class A	162,312	17,851,074
		395,189,789

Technology Hardware & Equipment 5.9%
Amphenol Corp., Class A	40,100	3,488,700
Anixter International, Inc. *	17,320	1,189,884
Apple, Inc.	1,001,497	169,293,053
Arrow Electronics, Inc. *	61,925	5,176,311
Avnet, Inc.	141,900	5,647,620
Brocade Communications Systems, Inc.	107,700	1,254,705
CDW Corp.	24,500	1,715,000
Cisco Systems, Inc.	1,241,561	42,399,308
CommScope Holding Co., Inc. *	26,900	864,566
Corning, Inc.	345,971	10,832,352
F5 Networks, Inc. *	12,000	1,455,240
FLIR Systems, Inc.	32,900	1,540,378
Harris Corp.	27,868	3,882,570
Hewlett Packard Enterprise Co.	671,400	9,345,888
HP, Inc.	864,711	18,634,522
10
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Jabil, Inc.	116,995	3,308,619
Juniper Networks, Inc.	141,170	3,505,251
Keysight Technologies, Inc. *	31,000	1,384,770
Motorola Solutions, Inc.	89,072	8,064,579
NCR Corp. *	30,300	972,327
NetApp, Inc.	94,030	4,176,812
Sanmina Corp. *	34,600	1,132,285
SYNNEX Corp.	13,595	1,833,694
Tech Data Corp. *	42,140	3,909,328
Western Digital Corp.	92,205	8,231,140
Xerox Corp.	159,581	4,836,900
		318,075,802

Telecommunication Services 3.0%
AT&T, Inc.	2,315,194	77,906,278
CenturyLink, Inc. (a)	650,507	12,353,128
Frontier Communications Corp. (a)	180,019	2,180,030
Sprint Corp. *	93,200	609,528
T-Mobile US, Inc. *	33,000	1,972,410
Telephone & Data Systems, Inc.	66,127	1,927,602
Verizon Communications, Inc.	1,296,139	62,046,174
Windstream Holdings, Inc.	390,500	734,140
		159,729,290

Transportation 2.2%
Alaska Air Group, Inc.	24,100	1,591,323
American Airlines Group, Inc.	113,100	5,295,342
Avis Budget Group, Inc. *	80,590	3,324,338
C.H. Robinson Worldwide, Inc.	52,244	4,102,721
CSX Corp.	226,233	11,408,930
Delta Air Lines, Inc.	42,600	2,131,278
Expeditors International of Washington, Inc.	60,925	3,556,801
FedEx Corp.	86,553	19,544,533
Hertz Global Holdings, Inc. *	178,560	4,440,787
JB Hunt Transport Services, Inc.	18,945	2,015,559
JetBlue Airways Corp. *	72,800	1,394,120
Kansas City Southern	19,087	1,989,247
Kirby Corp. *	16,000	1,133,600
Norfolk Southern Corp.	73,479	9,656,610
Old Dominion Freight Line, Inc.	10,700	1,296,091
Ryder System, Inc.	30,120	2,442,130
Southwest Airlines Co.	29,900	1,610,414
Union Pacific Corp.	210,235	24,343,111
United Continental Holdings, Inc. *	19,200	1,122,816
United Parcel Service, Inc., Class B	113,361	13,323,318
		115,723,069

Utilities 4.0%
AES Corp.	571,240	6,072,281
Alliant Energy Corp.	47,950	2,074,317
Ameren Corp.	71,510	4,432,905
American Electric Power Co., Inc.	146,401	10,893,698
American Water Works Co., Inc.	31,750	2,786,380
Atmos Energy Corp.	23,160	2,020,478
Calpine Corp. *	231,090	3,452,485
CenterPoint Energy, Inc.	144,570	4,276,381
CMS Energy Corp.	71,005	3,434,512
Consolidated Edison, Inc.	89,502	7,701,647
Dominion Energy, Inc.	122,650	9,951,821
DTE Energy Co.	48,230	5,327,486
Duke Energy Corp.	192,777	17,024,137
Edison International	81,976	6,553,981
Entergy Corp.	90,370	7,795,316
Eversource Energy	71,515	4,479,700
Exelon Corp.	401,123	16,129,156
11
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
FirstEnergy Corp.	242,265	7,982,632
Great Plains Energy, Inc.	59,770	1,962,249
MDU Resources Group, Inc.	69,358	1,896,941
National Fuel Gas Co.	23,245	1,349,372
NextEra Energy, Inc.	84,259	13,066,043
NiSource, Inc.	58,035	1,530,383
NRG Energy, Inc.	219,882	5,497,050
OGE Energy Corp.	55,784	2,055,083
PG&E Corp.	128,521	7,424,658
Pinnacle West Capital Corp.	30,085	2,638,755
PPL Corp.	202,475	7,604,961
Public Service Enterprise Group, Inc.	176,822	8,699,642
SCANA Corp.	40,359	1,741,087
Sempra Energy	55,445	6,514,788
The Southern Co.	274,406	14,323,993
UGI Corp.	44,780	2,143,171
Vectren Corp.	23,900	1,628,546
WEC Energy Group, Inc.	53,186	3,584,205
Westar Energy, Inc.	31,870	1,704,408
Xcel Energy, Inc.	137,445	6,806,276
		214,560,924
Total Common Stock
(Cost $3,747,825,331)		5,337,640,954

Other Investment Company 0.5% of net assets

Securities Lending Collateral 0.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (c)	29,273,546	29,273,546
Total Other Investment Company
(Cost $29,273,546)		29,273,546

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 12/15/17	234	30,100,590	54,704
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $28,388,424.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
12
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.9%
American Axle & Manufacturing Holdings, Inc. *	108,800	1,935,552
Cooper-Standard Holding, Inc. *	21,400	2,385,672
Dorman Products, Inc. *	15,900	1,098,849
Gentex Corp.	178,700	3,468,567
Gentherm, Inc. *	13,700	458,950
LCI Industries	16,795	2,079,221
Modine Manufacturing Co. *	42,300	890,415
Standard Motor Products, Inc.	24,000	1,048,080
Superior Industries International, Inc.	67,200	1,044,960
Tower International, Inc.	32,500	988,000
Winnebago Industries, Inc.	14,900	732,335
		16,130,601

Banks 5.5%
Associated Banc-Corp.	83,000	2,099,900
BancorpSouth, Inc.	35,800	1,131,280
Bank of Hawaii Corp.	29,300	2,391,173
Bank of the Ozarks, Inc.	18,300	853,146
BankUnited, Inc.	61,500	2,143,275
BOK Financial Corp.	17,200	1,487,284
Capitol Federal Financial, Inc.	95,186	1,312,615
Cathay General Bancorp	24,800	1,036,640
Chemical Financial Corp.	7,300	384,637
Columbia Banking System, Inc.	22,600	983,326
Commerce Bancshares, Inc.	49,246	2,864,147
Community Bank System, Inc.	19,300	1,067,097
Cullen/Frost Bankers, Inc.	27,800	2,738,300
CVB Financial Corp.	42,080	1,004,029
East West Bancorp, Inc.	64,500	3,859,680
F.N.B. Corp.	117,400	1,583,726
First Citizens BancShares, Inc., Class A	4,000	1,620,000
First Commonwealth Financial Corp.	28,000	407,680
First Financial Bancorp	41,600	1,135,680
First Financial Bankshares, Inc.	19,700	899,305
First Horizon National Corp.	135,300	2,539,581
First Midwest Bancorp, Inc.	12,000	277,080
First Republic Bank	36,300	3,535,620
Fulton Financial Corp.	115,900	2,109,380
Glacier Bancorp, Inc.	33,980	1,289,881
Great Western Bancorp, Inc.	23,600	957,924
Hancock Holding Co.	43,200	2,106,000
Home BancShares, Inc.	15,600	350,688
IBERIABANK Corp.	12,300	907,125
International Bancshares Corp.	36,000	1,461,600
Investors Bancorp, Inc.	83,600	1,149,500
MB Financial, Inc.	27,145	1,247,041
National Bank Holdings Corp., Class A	28,200	925,524
NBT Bancorp, Inc.	24,855	947,970
Northwest Bancshares, Inc.	96,492	1,627,820
Ocwen Financial Corp. *	372,000	1,298,280
OFG Bancorp	34,500	307,050
Old National Bancorp	67,525	1,228,955
PacWest Bancorp	30,400	1,468,928
Park National Corp.	9,300	1,021,047
13
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Popular, Inc.	87,300	3,202,164
Prosperity Bancshares, Inc.	25,800	1,697,124
Provident Financial Services, Inc.	31,800	864,960
Radian Group, Inc.	45,900	962,064
Signature Bank *	11,110	1,444,411
SVB Financial Group *	13,700	3,004,136
Synovus Financial Corp.	55,400	2,595,490
TCF Financial Corp.	116,700	2,126,274
Texas Capital Bancshares, Inc. *	11,400	980,970
The Bank of N.T. Butterfield & Son Ltd.	10,900	407,115
Trustmark Corp.	49,400	1,627,236
UMB Financial Corp.	18,101	1,330,967
Umpqua Holdings Corp.	95,200	1,947,792
Union Bankshares Corp.	11,400	393,414
United Bankshares, Inc.	31,295	1,125,055
Valley National Bancorp	178,900	2,057,350
Washington Federal, Inc.	72,200	2,512,560
Webster Financial Corp.	39,400	2,166,606
Westamerica Bancorp (a)	20,170	1,174,499
Western Alliance Bancorp *	6,600	368,280
Wintrust Financial Corp.	19,240	1,564,020
Zions Bancorp	77,700	3,609,942
		94,922,343

Capital Goods 12.6%
A.O. Smith Corp.	57,200	3,386,240
AAR Corp.	67,980	2,643,742
Actuant Corp., Class A	102,300	2,608,650
Acuity Brands, Inc.	15,200	2,541,440
Aegion Corp. *	60,615	1,411,723
Air Lease Corp.	43,200	1,877,040
Aircastle Ltd.	60,200	1,400,252
Alamo Group, Inc.	3,800	400,900
Albany International Corp., Class A	22,200	1,339,770
Allegion plc	22,000	1,834,580
Altra Industrial Motion Corp.	22,100	1,058,590
American Woodmark Corp. *	3,900	376,740
Apogee Enterprises, Inc.	21,495	1,025,956
Applied Industrial Technologies, Inc.	54,520	3,470,198
Armstrong Flooring, Inc. *	45,500	673,400
Armstrong World Industries, Inc. *	88,900	4,542,790
Astec Industries, Inc.	20,850	1,083,158
Atkore International Group, Inc. *	23,400	451,854
AZZ, Inc.	18,900	903,420
Babcock & Wilcox Enterprises, Inc. *(a)	280,500	1,228,590
Barnes Group, Inc.	35,965	2,340,962
Beacon Roofing Supply, Inc. *	50,080	2,774,933
BMC Stock Holdings, Inc. *	21,700	465,465
Briggs & Stratton Corp.	91,100	2,295,720
BWX Technologies, Inc.	55,500	3,325,560
Chart Industries, Inc. *	39,810	1,731,735
CIRCOR International, Inc.	19,190	843,401
Colfax Corp. *	70,100	2,923,871
Comfort Systems USA, Inc.	35,000	1,550,500
Crane Co.	39,000	3,241,680
Cubic Corp.	35,190	1,919,614
Curtiss-Wright Corp.	32,300	3,819,475
Dycom Industries, Inc. *	17,970	1,578,305
Encore Wire Corp.	43,140	1,947,771
EnerSys	47,800	3,315,886
EnPro Industries, Inc.	17,970	1,504,808
ESCO Technologies, Inc.	18,000	1,043,100
Esterline Technologies Corp. *	32,200	3,054,170
Federal Signal Corp.	59,300	1,266,055
Franklin Electric Co., Inc.	34,360	1,563,380
GATX Corp.	59,500	3,534,895
Generac Holdings, Inc. *	75,000	3,906,750
14
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
General Cable Corp.	144,900	3,035,655
Gibraltar Industries, Inc. *	12,400	412,300
Global Brass & Copper Holdings, Inc.	13,200	462,000
Graco, Inc.	29,040	3,827,182
Granite Construction, Inc.	42,900	2,732,301
Griffon Corp.	51,900	1,170,345
H&E Equipment Services, Inc.	61,220	2,016,587
Harsco Corp. *	155,800	3,310,750
HD Supply Holdings, Inc. *	64,600	2,286,194
HEICO Corp.	4,740	429,823
HEICO Corp., Class A	7,825	595,483
Herc Holdings, Inc. *	52,100	2,524,766
Hexcel Corp.	62,185	3,774,008
Hillenbrand, Inc.	48,500	1,918,175
Hyster-Yale Materials Handling, Inc.	21,200	1,663,988
ITT, Inc.	33,100	1,543,784
Kaman Corp.	34,680	1,939,999
Kennametal, Inc.	110,600	4,827,690
KLX, Inc. *	45,100	2,474,186
Lennox International, Inc.	20,800	3,975,504
Lindsay Corp.	13,300	1,217,748
Masonite International Corp. *	20,600	1,382,260
MasTec, Inc. *	63,610	2,770,215
Meritor, Inc. *	50,900	1,323,909
Moog, Inc., Class A *	45,900	4,028,184
MRC Global, Inc. *	209,900	3,599,785
Mueller Industries, Inc.	109,000	3,787,750
Mueller Water Products, Inc., Class A	87,300	1,042,362
MYR Group, Inc. *	31,000	988,590
National Presto Industries, Inc.	9,400	1,098,860
NOW, Inc. *	270,000	3,380,400
Orbital ATK, Inc.	26,700	3,549,231
Primoris Services Corp.	52,100	1,472,867
Quanex Building Products Corp.	57,650	1,265,417
Raven Industries, Inc.	34,930	1,175,394
RBC Bearings, Inc. *	10,600	1,312,492
Rexnord Corp. *	73,900	1,885,928
Rush Enterprises, Inc., Class A *	55,160	2,801,025
Sensata Technologies Holding N.V. *	77,500	3,790,525
Simpson Manufacturing Co., Inc.	31,385	1,749,400
SPX Corp. *	54,700	1,602,163
SPX FLOW, Inc. *	80,900	3,335,507
Standex International Corp.	10,600	1,097,630
Teledyne Technologies, Inc. *	23,800	4,045,048
Tennant Co.	17,380	1,205,303
Textainer Group Holdings Ltd. *	66,700	1,303,985
The Greenbrier Cos., Inc.	37,720	1,968,984
The Middleby Corp. *	14,424	1,671,742
The Toro Co.	54,440	3,421,554
Titan International, Inc.	115,075	1,120,830
TriMas Corp. *	47,000	1,247,850
Triton International Ltd. *	17,400	694,260
Triumph Group, Inc.	158,600	4,924,530
Tutor Perini Corp. *	82,200	2,318,040
Univar, Inc. *	35,100	1,044,225
Universal Forest Products, Inc.	28,970	3,270,713
USG Corp. *	34,200	1,174,086
Veritiv Corp. *	27,600	887,340
Wabash National Corp.	73,600	1,656,000
Watts Water Technologies, Inc., Class A	26,555	1,789,807
Welbilt, Inc. *	54,300	1,197,858
Woodward, Inc.	40,600	3,139,598
		216,867,184

Commercial & Professional Services 5.2%
ACCO Brands Corp. *	126,700	1,653,435
Brady Corp., Class A	45,900	1,746,495
15
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
CBIZ, Inc. *	62,200	1,054,290
Clean Harbors, Inc. *	49,530	2,650,350
Copart, Inc. *	121,600	4,412,864
Covanta Holding Corp.	187,500	3,018,750
Deluxe Corp.	45,000	3,134,250
Ennis, Inc.	52,300	1,053,845
Essendant, Inc.	245,500	2,376,440
Exponent, Inc.	6,300	465,255
FTI Consulting, Inc. *	64,200	2,744,550
Healthcare Services Group, Inc.	37,455	1,980,995
Herman Miller, Inc.	59,610	2,002,896
HNI Corp.	50,800	1,738,376
Huron Consulting Group, Inc. *	26,361	964,813
ICF International, Inc. *	22,400	1,202,880
IHS Markit Ltd. *	94,900	4,043,689
Insperity, Inc.	15,260	1,448,174
Interface, Inc.	59,785	1,363,098
KAR Auction Services, Inc.	81,500	3,857,395
Kelly Services, Inc., Class A	149,800	3,941,238
Kforce, Inc.	63,800	1,336,610
Kimball International, Inc., Class B	20,300	389,151
Knoll, Inc.	40,000	848,800
Korn/Ferry International	40,430	1,691,187
Matthews International Corp., Class A	17,915	1,125,958
McGrath RentCorp	28,825	1,288,478
Mobile Mini, Inc.	28,800	953,280
MSA Safety, Inc.	21,725	1,727,137
Navigant Consulting, Inc. *	56,825	983,641
On Assignment, Inc. *	32,100	1,965,162
Quad Graphics, Inc.	101,900	2,322,301
Resources Connection, Inc.	81,560	1,284,570
Rollins, Inc.	31,833	1,397,787
RR Donnelley & Sons Co.	288,000	2,649,600
Steelcase, Inc., Class A	147,600	2,147,580
Stericycle, Inc. *	47,000	3,329,950
Team, Inc. *	44,600	548,580
Tetra Tech, Inc.	56,595	2,787,304
The Brink's Co.	41,200	3,135,320
TransUnion *	13,600	713,864
TrueBlue, Inc. *	66,830	1,811,093
UniFirst Corp.	13,105	2,064,037
Verisk Analytics, Inc. *	56,100	4,771,305
Viad Corp.	25,365	1,472,438
		89,599,211

Consumer Durables & Apparel 3.2%
American Outdoor Brands Corp. *	56,600	811,078
Brunswick Corp.	66,800	3,383,420
CalAtlantic Group, Inc.	32,900	1,623,286
Callaway Golf Co.	26,500	382,395
Columbia Sportswear Co.	22,260	1,388,579
Crocs, Inc. *	185,860	1,895,772
Deckers Outdoor Corp. *	57,350	3,913,564
Ethan Allen Interiors, Inc.	30,200	898,450
G-III Apparel Group Ltd. *	84,000	2,128,560
GoPro, Inc., Class A *(a)	65,100	678,993
Helen of Troy Ltd. *	25,330	2,353,157
Iconix Brand Group, Inc. *	246,800	404,752
iRobot Corp. *	4,000	268,760
KB Home	56,900	1,560,767
La-Z-Boy, Inc.	72,220	1,946,329
lululemon Athletica, Inc. *	46,100	2,835,611
M.D.C. Holdings, Inc.	48,475	1,795,514
M/I Homes, Inc. *	14,200	474,280
Meritage Homes Corp. *	38,200	1,860,340
Movado Group, Inc.	15,300	423,810
Oxford Industries, Inc.	18,100	1,169,260
16
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Skechers U.S.A., Inc., Class A *	79,235	2,529,181
Steven Madden Ltd. *	65,422	2,551,458
Sturm, Ruger & Co., Inc. (a)	25,900	1,283,345
Taylor Morrison Home Corp., Class A *	30,400	734,160
Tempur Sealy International, Inc. *	42,115	2,753,057
Toll Brothers, Inc.	63,400	2,918,936
TopBuild Corp. *	15,700	1,036,043
TRI Pointe Group, Inc. *	47,700	843,813
Under Armour, Inc., Class A *(a)	73,460	919,719
Under Armour, Inc., Class C *(a)	66,388	765,454
Unifi, Inc. *	28,000	1,065,400
Universal Electronics, Inc. *	6,600	396,000
Vista Outdoor, Inc. *	96,200	2,011,542
Wolverine World Wide, Inc.	86,680	2,366,364
		54,371,149

Consumer Services 5.0%
American Public Education, Inc. *	18,300	366,000
Ascent Capital Group, Inc., Class A *	47,800	537,750
BJ's Restaurants, Inc. *	29,400	931,980
Bloomin' Brands, Inc.	127,100	2,259,838
Boyd Gaming Corp.	47,900	1,400,117
Bright Horizons Family Solutions, Inc. *	18,000	1,553,400
Buffalo Wild Wings, Inc. *	13,100	1,548,420
Caesars Entertainment Corp. *	96,000	1,243,200
Capella Education Co.	16,500	1,343,925
Career Education Corp. *	147,200	1,572,096
Choice Hotels International, Inc.	26,640	1,858,140
Churchill Downs, Inc.	6,600	1,376,430
Cracker Barrel Old Country Store, Inc. (a)	14,720	2,298,234
Dave & Buster's Entertainment, Inc. *	5,900	284,380
DineEquity, Inc.	29,930	1,424,967
Domino's Pizza, Inc.	16,600	3,037,800
Dunkin' Brands Group, Inc.	45,900	2,711,313
Extended Stay America, Inc.	94,200	1,867,044
Fiesta Restaurant Group, Inc. *	18,500	306,175
Graham Holdings Co., Class B	6,400	3,561,280
Grand Canyon Education, Inc. *	15,500	1,387,405
Hilton Grand Vacations, Inc. *	12,600	516,096
Hilton Worldwide Holdings, Inc.	61,100	4,416,308
Houghton Mifflin Harcourt Co. *	132,200	1,308,780
Hyatt Hotels Corp., Class A *	25,600	1,604,096
ILG, Inc.	43,800	1,299,546
International Speedway Corp., Class A	25,650	996,503
Jack in the Box, Inc.	28,400	2,939,684
K12, Inc. *	56,000	908,320
La Quinta Holdings, Inc. *	77,200	1,360,264
Marriott Vacations Worldwide Corp.	17,800	2,342,836
Norwegian Cruise Line Holdings Ltd. *	58,200	3,244,650
Penn National Gaming, Inc. *	105,600	2,755,104
Pinnacle Entertainment, Inc. *	55,400	1,433,198
Red Robin Gourmet Burgers, Inc. *	24,680	1,688,112
Red Rock Resorts, Inc., Class A	20,000	492,600
Regis Corp. *	153,500	2,291,755
SeaWorld Entertainment, Inc. (a)	143,100	1,642,788
ServiceMaster Global Holdings, Inc. *	33,700	1,587,607
Six Flags Entertainment Corp.	50,000	3,139,500
Sonic Corp. (a)	17,700	449,580
Sotheby's *	41,720	2,161,930
Strayer Education, Inc.	18,900	1,771,497
Texas Roadhouse, Inc.	48,410	2,420,984
The Cheesecake Factory, Inc. (a)	55,735	2,493,584
Vail Resorts, Inc.	10,060	2,303,941
Weight Watchers International, Inc. *	125,992	5,659,561
		86,098,718

17
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Diversified Financials 4.3%
BGC Partners, Inc., Class A	109,800	1,665,666
Capstead Mortgage Corp.	104,750	923,895
Cboe Global Markets, Inc.	35,300	3,991,018
Chimera Investment Corp.	154,100	2,820,030
Credit Acceptance Corp. *	7,600	2,179,148
CYS Investments, Inc.	137,400	1,099,200
Donnelley Financial Solutions, Inc. *	73,000	1,569,500
E*TRADE Financial Corp. *	96,600	4,210,794
Eaton Vance Corp.	76,600	3,866,002
Encore Capital Group, Inc. *	8,900	413,405
Enova International, Inc. *	36,200	537,570
Evercore, Inc., Class A	22,000	1,762,200
EZCORP, Inc., Class A *	139,300	1,427,825
FactSet Research Systems, Inc.	15,965	3,031,275
Federated Investors, Inc., Class B	110,300	3,427,021
FirstCash, Inc.	40,190	2,566,131
FNFV Group *	351,700	6,066,825
Greenhill & Co., Inc.	58,135	1,063,870
Invesco Mortgage Capital, Inc.	118,800	2,045,736
Lazard Ltd., Class A	70,900	3,370,586
MarketAxess Holdings, Inc.	5,300	922,200
MFA Financial, Inc.	309,000	2,546,160
Morningstar, Inc.	14,000	1,192,940
Nelnet, Inc., Class A	29,040	1,700,002
New Residential Investment Corp.	166,000	2,926,580
New York Mortgage Trust, Inc.	60,300	363,609
OneMain Holdings, Inc. *	56,600	1,798,182
PennyMac Mortgage Investment Trust	95,400	1,532,124
PRA Group, Inc. *	46,400	1,294,560
Redwood Trust, Inc.	90,200	1,417,042
Resource Capital Corp.	34,800	357,048
Starwood Property Trust, Inc.	120,500	2,591,955
Stifel Financial Corp.	31,560	1,673,627
Two Harbors Investment Corp.	220,900	2,164,820
Western Asset Mortgage Capital Corp.	86,700	873,069
World Acceptance Corp. *	28,160	2,464,000
		73,855,615

Energy 4.7%
Antero Resources Corp. *	90,000	1,746,000
Archrock, Inc.	154,300	1,851,600
Basic Energy Services, Inc. *	25,400	479,044
Bill Barrett Corp. *	272,600	1,343,918
Bristow Group, Inc.	206,900	1,953,136
California Resources Corp. *(a)	326,900	3,605,707
CARBO Ceramics, Inc. *(a)	158,980	1,316,354
Cimarex Energy Co.	39,800	4,653,814
Cloud Peak Energy, Inc. *	281,000	1,194,250
Continental Resources, Inc. *	36,700	1,494,057
CVR Energy, Inc. (a)	85,000	2,333,250
Denbury Resources, Inc. *	2,114,800	2,601,204
Dril-Quip, Inc. *	45,985	1,935,969
Energen Corp. *	70,000	3,619,000
Exterran Corp. *	33,600	1,084,272
Forum Energy Technologies, Inc. *	89,300	1,285,920
Golar LNG Ltd.	46,800	988,884
Green Plains, Inc.	110,900	2,040,560
Helix Energy Solutions Group, Inc. *	196,800	1,342,176
Kosmos Energy Ltd. *	63,700	489,216
Matrix Service Co. *	65,700	926,370
McDermott International, Inc. *	425,400	2,816,148
Newfield Exploration Co. *	97,800	3,011,262
Newpark Resources, Inc. *	195,240	1,708,350
Nordic American Tankers Ltd. (a)	157,085	697,457
Oasis Petroleum, Inc. *	182,400	1,723,680
18
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Oil States International, Inc. *	120,400	2,775,220
Pacific Ethanol, Inc. *	95,100	456,480
PDC Energy, Inc. *	18,255	929,727
Pioneer Energy Services Corp. *	394,100	748,790
Range Resources Corp.	155,200	2,810,672
Renewable Energy Group, Inc. *	111,700	1,351,570
REX American Resources Corp. *	9,000	793,620
Rowan Cos. plc, Class A *	228,300	3,271,539
RPC, Inc. (a)	68,900	1,674,959
Scorpio Tankers, Inc.	120,400	428,624
SEACOR Holdings, Inc. *	41,800	1,972,960
SEACOR Marine Holdings, Inc. *	21,657	306,447
SemGroup Corp., Class A	49,100	1,279,055
Ship Finance International Ltd.	80,200	1,194,980
Southwestern Energy Co. *	533,900	2,963,145
Stone Energy Corp. *	19,900	585,458
Teekay Corp. (a)	247,300	2,003,130
Tesco Corp. *	164,100	631,785
Unit Corp. *	114,900	2,150,928
US Silica Holdings, Inc.	26,400	805,464
W&T Offshore, Inc. *	557,800	1,745,914
WPX Energy, Inc. *	215,800	2,434,224
		81,556,289

Food & Staples Retailing 0.8%
Ingles Markets, Inc., Class A	51,200	1,192,960
Performance Food Group Co. *	84,800	2,399,840
PriceSmart, Inc.	20,240	1,696,112
SpartanNash, Co.	97,500	2,393,625
Sprouts Farmers Market, Inc. *	96,300	1,780,587
SUPERVALU, Inc. *	86,671	1,411,870
The Andersons, Inc.	83,137	3,113,481
Weis Markets, Inc.	14,100	547,503
		14,535,978

Food, Beverage & Tobacco 2.7%
B&G Foods, Inc. (a)	35,900	1,141,620
Blue Buffalo Pet Products, Inc. *	13,500	390,555
Bob Evans Farms, Inc.	40,455	3,122,722
Cal-Maine Foods, Inc. *(a)	45,800	2,061,000
Calavo Growers, Inc.	5,400	397,980
Darling Ingredients, Inc. *	185,520	3,385,740
Dean Foods Co.	167,600	1,634,100
Flowers Foods, Inc.	216,950	4,128,559
Fresh Del Monte Produce, Inc.	59,300	2,639,443
J&J Snack Foods Corp.	10,135	1,349,678
Lancaster Colony Corp.	14,465	1,811,307
Pilgrim's Pride Corp. *	92,900	2,952,362
Pinnacle Foods, Inc.	59,100	3,216,222
Post Holdings, Inc. *	6,200	514,166
Sanderson Farms, Inc.	34,300	5,130,251
Snyder's-Lance, Inc.	55,988	2,106,828
The Boston Beer Co., Inc., Class A *	7,100	1,264,155
The Hain Celestial Group, Inc. *	55,640	2,004,153
TreeHouse Foods, Inc. *	37,585	2,494,892
Universal Corp.	54,100	3,102,635
Vector Group Ltd.	75,241	1,563,508
		46,411,876

Health Care Equipment & Services 4.1%
Acadia Healthcare Co., Inc. *	12,200	382,592
Align Technology, Inc. *	10,600	2,533,188
Allscripts Healthcare Solutions, Inc. *	152,900	2,061,092
Amedisys, Inc. *	20,170	970,379
AMN Healthcare Services, Inc. *	14,300	627,770
19
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Analogic Corp.	13,165	1,057,150
athenahealth, Inc. *	2,900	370,852
Brookdale Senior Living, Inc. *	224,000	2,246,720
Chemed Corp.	15,295	3,417,362
CONMED Corp.	25,195	1,315,683
Diplomat Pharmacy, Inc. *	33,400	703,070
Envision Healthcare Corp. *	60,899	2,594,297
Globus Medical, Inc., Class A *	11,700	372,879
Haemonetics Corp. *	32,600	1,550,456
Halyard Health, Inc. *	61,100	2,575,365
HealthSouth Corp.	65,700	3,031,398
Hill-Rom Holdings, Inc.	41,700	3,365,607
HMS Holdings Corp. *	45,300	871,572
Hologic, Inc. *	61,700	2,335,345
IDEXX Laboratories, Inc. *	20,700	3,439,719
Integra LifeSciences Holdings Corp. *	6,100	285,358
Invacare Corp.	105,365	1,633,157
Kindred Healthcare, Inc.	370,822	2,243,473
LHC Group, Inc. *	14,500	968,745
LivaNova plc *	18,400	1,359,760
Masimo Corp. *	16,800	1,474,368
Meridian Bioscience, Inc.	25,100	375,245
Molina Healthcare, Inc. *	47,757	3,239,357
NuVasive, Inc. *	6,000	340,380
PharMerica Corp. *	65,640	1,923,252
Premier, Inc., Class A *	8,600	280,962
Quality Systems, Inc. *	65,000	914,550
Select Medical Holdings Corp. *	212,700	4,073,205
STERIS plc	39,900	3,723,867
Teleflex, Inc.	15,200	3,602,096
The Cooper Cos., Inc.	15,900	3,820,134
The Ensign Group, Inc.	21,500	496,220
Triple-S Management Corp., Class B *	92,100	2,211,321
West Pharmaceutical Services, Inc.	25,480	2,583,672
		71,371,618

Household & Personal Products 0.7%
Central Garden & Pet Co. *	2,500	95,450
Central Garden & Pet Co., Class A *	39,700	1,465,327
Coty, Inc., Class A	47,300	728,420
Edgewell Personal Care Co. *	51,900	3,369,867
Energizer Holdings, Inc.	50,200	2,158,098
HRG Group, Inc. *	93,500	1,516,570
Spectrum Brands Holdings, Inc.	10,900	1,198,128
USANA Health Sciences, Inc. *	6,200	407,340
WD-40 Co.	8,415	932,803
		11,872,003

Insurance 2.9%
Ambac Financial Group, Inc. *	81,000	1,318,680
American Equity Investment Life Holding Co.	104,215	3,075,385
American National Insurance Co.	8,800	1,071,224
AmTrust Financial Services, Inc.	83,600	1,050,016
Argo Group International Holdings Ltd.	27,570	1,735,531
Aspen Insurance Holdings Ltd.	72,700	3,118,830
Athene Holding Ltd., Class A *	8,900	463,957
Brown & Brown, Inc.	63,900	3,184,776
CNA Financial Corp.	23,900	1,293,707
Employers Holdings, Inc.	23,300	1,111,410
Erie Indemnity Co., Class A	30,200	3,648,160
Horace Mann Educators Corp.	28,890	1,265,382
Infinity Property & Casualty Corp.	13,565	1,279,858
James River Group Holdings Ltd.	23,300	986,056
Kemper Corp.	61,000	3,910,100
Maiden Holdings Ltd.	90,600	747,450
MBIA, Inc. *(a)	209,500	1,518,875
20
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Mercury General Corp.	34,300	1,919,771
Primerica, Inc.	47,400	4,194,900
ProAssurance Corp.	57,400	3,217,270
RLI Corp.	34,000	2,009,060
Safety Insurance Group, Inc.	15,405	1,266,291
Selective Insurance Group, Inc.	31,800	1,895,280
Stewart Information Services Corp.	38,400	1,456,896
The Hanover Insurance Group, Inc.	38,400	3,777,792
Universal Insurance Holdings, Inc.	15,900	379,215
		50,895,872

Materials 6.8%
A. Schulman, Inc.	53,533	2,103,847
AdvanSix, Inc. *	39,000	1,804,530
AK Steel Holding Corp. *	132,000	605,880
AptarGroup, Inc.	57,300	4,989,111
Axalta Coating Systems Ltd. *	86,000	2,859,500
Balchem Corp.	3,800	320,302
Berry Global Group, Inc. *	46,600	2,770,370
Boise Cascade Co. *	97,100	3,442,195
Cabot Corp.	78,300	4,773,168
Calgon Carbon Corp.	75,100	1,629,670
Carpenter Technology Corp.	73,200	3,644,628
Century Aluminum Co. *	79,600	1,114,400
Clearwater Paper Corp. *	40,460	1,867,229
Compass Minerals International, Inc. (a)	33,930	2,225,808
Eagle Materials, Inc.	16,070	1,696,510
Ferro Corp. *	53,930	1,284,613
GCP Applied Technologies, Inc. *	34,700	1,014,975
Greif, Inc., Class A	53,600	2,976,408
H.B. Fuller Co.	43,880	2,495,456
Haynes International, Inc.	10,400	371,072
Hecla Mining Co.	178,100	840,632
Ingevity Corp. *	10,100	719,423
Innophos Holdings, Inc.	36,950	1,807,963
Innospec, Inc.	19,780	1,223,393
Kaiser Aluminum Corp.	24,580	2,437,844
KapStone Paper & Packaging Corp.	78,600	1,765,356
Kraton Corp. *	39,400	1,931,782
Louisiana-Pacific Corp. *	71,600	1,946,088
Materion Corp.	43,460	2,231,671
Minerals Technologies, Inc.	22,620	1,626,378
Neenah Paper, Inc.	13,000	1,128,400
NewMarket Corp.	7,095	2,840,767
Olin Corp.	105,700	3,861,221
Olympic Steel, Inc.	27,900	526,752
P.H. Glatfelter Co.	94,845	1,987,951
Platform Specialty Products Corp. *	88,800	950,160
PolyOne Corp.	98,400	4,533,288
Quaker Chemical Corp.	7,600	1,180,432
Rayonier Advanced Materials, Inc.	44,200	635,154
Royal Gold, Inc.	14,900	1,253,239
Schnitzer Steel Industries, Inc., Class A	115,610	3,404,714
Schweitzer-Mauduit International, Inc.	36,472	1,540,213
Sensient Technologies Corp.	38,300	2,912,715
Silgan Holdings, Inc.	105,400	3,082,950
Southern Copper Corp.	99,800	4,286,410
Stepan Co.	22,930	1,831,190
Summit Materials, Inc., Class A *	18,000	565,200
SunCoke Energy, Inc. *	131,700	1,460,553
The Scotts Miracle-Gro Co.	33,800	3,367,156
TimkenSteel Corp. *	124,100	1,737,400
Trinseo S.A.	27,700	1,966,700
Tronox Ltd., Class A	113,500	3,004,345
W.R. Grace & Co.	36,500	2,791,885
21
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Westlake Chemical Corp.	34,600	2,937,886
Worthington Industries, Inc.	49,500	2,252,250
		116,559,133

Media 2.2%
AMC Entertainment Holdings, Inc., Class A (a)	36,300	504,570
AMC Networks, Inc., Class A *	31,800	1,617,984
Cable One, Inc.	2,330	1,653,857
Cinemark Holdings, Inc.	94,100	3,419,594
Gannett Co., Inc.	448,200	3,899,340
John Wiley & Sons, Inc., Class A	46,600	2,546,690
Liberty Broadband Corp., Class C *	3,900	340,431
Lions Gate Entertainment Corp., Class A *	21,000	609,420
Lions Gate Entertainment Corp., Class B *	37,255	1,030,473
Live Nation Entertainment, Inc. *	75,300	3,296,634
Meredith Corp.	39,200	2,077,600
National CineMedia, Inc.	149,300	1,004,789
New Media Investment Group, Inc.	34,700	554,159
Nexstar Media Group, Inc., Class A	7,100	452,980
Regal Entertainment Group, Class A	132,600	2,168,010
Scholastic Corp.	49,800	1,839,612
Sinclair Broadcast Group, Inc., Class A	57,819	1,832,863
Sirius XM Holdings, Inc. (a)	616,200	3,352,128
The Madison Square Garden Co., Class A *	2,200	489,918
The New York Times Co., Class A	91,400	1,745,740
Time, Inc.	291,200	3,377,920
		37,814,712

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Alexion Pharmaceuticals, Inc. *	27,400	3,278,684
Bio-Rad Laboratories, Inc., Class A *	12,200	2,681,438
Bio-Techne Corp.	13,865	1,816,592
Bruker Corp.	51,500	1,617,100
Catalent, Inc. *	34,500	1,469,355
Charles River Laboratories International, Inc. *	30,800	3,581,732
Endo International plc *	129,800	828,124
Illumina, Inc. *	19,060	3,910,922
Impax Laboratories, Inc. *	90,700	1,646,205
INC Research Holdings, Inc., Class A *	6,200	354,330
Mallinckrodt plc *	58,121	1,840,692
Myriad Genetics, Inc. *	120,200	4,120,456
PDL BioPharma, Inc. *	861,250	2,549,300
PerkinElmer, Inc.	59,200	4,281,344
PRA Health Sciences, Inc. *	4,100	333,863
Prestige Brands Holdings, Inc. *	18,100	848,890
QIAGEN N.V. *	86,055	2,913,822
Quintiles IMS Holdings, Inc. *	45,326	4,899,741
Regeneron Pharmaceuticals, Inc. *	6,600	2,657,292
Vertex Pharmaceuticals, Inc. *	7,300	1,067,479
VWR Corp. *	62,300	2,062,130
		48,759,491

Real Estate 10.2%
Acadia Realty Trust	25,100	706,565
Alexandria Real Estate Equities, Inc.	27,000	3,346,920
Altisource Portfolio Solutions S.A. *(a)	40,900	1,056,856
Altisource Residential Corp.	92,000	981,640
American Campus Communities, Inc.	55,960	2,326,817
American Homes 4 Rent, Class A	14,200	302,176
Apartment Investment & Management Co., Class A	74,300	3,267,714
Apple Hospitality REIT, Inc.	145,700	2,759,558
Ashford Hospitality Trust, Inc.	170,700	1,200,021
Brandywine Realty Trust	145,300	2,541,297
Camden Property Trust	46,600	4,251,784
CBL & Associates Properties, Inc.	354,300	2,777,712
22
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Chesapeake Lodging Trust	39,700	1,107,630
Columbia Property Trust, Inc.	141,400	3,122,112
Corporate Office Properties Trust	70,200	2,241,486
CubeSmart	54,300	1,478,046
CyrusOne, Inc.	7,100	435,869
DCT Industrial Trust, Inc.	30,050	1,743,501
DDR Corp.	264,700	2,030,249
DiamondRock Hospitality Co.	182,200	1,978,692
Douglas Emmett, Inc.	58,700	2,335,673
EastGroup Properties, Inc.	14,550	1,318,085
Education Realty Trust, Inc.	9,900	345,510
EPR Properties	23,900	1,653,402
Equity Commonwealth *	91,100	2,737,555
Equity LifeStyle Properties, Inc.	27,140	2,401,347
Extra Space Storage, Inc.	32,265	2,632,501
Federal Realty Investment Trust	25,600	3,085,312
First Industrial Realty Trust, Inc.	37,800	1,167,264
Forest City Realty Trust, Inc., Class A	23,600	581,268
Franklin Street Properties Corp.	85,100	851,000
Gaming & Leisure Properties, Inc.	63,300	2,312,982
Government Properties Income Trust	54,800	995,716
Gramercy Property Trust	38,400	1,140,480
Healthcare Realty Trust, Inc.	55,500	1,789,320
Healthcare Trust of America, Inc., Class A	54,500	1,637,725
Hersha Hospitality Trust	50,125	886,711
Highwoods Properties, Inc.	52,900	2,700,545
HomeBanc Corp. *(c)	6,875	—
Hudson Pacific Properties, Inc.	10,900	368,638
Investors Real Estate Trust	168,000	982,800
Kilroy Realty Corp.	30,100	2,144,023
Kite Realty Group Trust	22,100	413,049
Lamar Advertising Co., Class A	39,400	2,775,336
LaSalle Hotel Properties	87,440	2,466,682
Lexington Realty Trust	184,900	1,871,188
Liberty Property Trust	92,500	3,966,400
Life Storage, Inc.	17,370	1,403,843
Mack-Cali Realty Corp.	103,600	2,358,972
Medical Properties Trust, Inc.	92,900	1,229,067
Mid-America Apartment Communities, Inc.	39,676	4,060,839
National Health Investors, Inc.	5,600	426,664
National Retail Properties, Inc.	48,800	1,960,784
New Senior Investment Group, Inc.	51,400	459,516
Omega Healthcare Investors, Inc. (a)	68,990	1,991,051
Outfront Media, Inc.	162,700	3,815,315
Paramount Group, Inc.	88,500	1,408,920
Park Hotels & Resorts, Inc.	51,000	1,468,290
Pebblebrook Hotel Trust	34,400	1,226,704
Pennsylvania Real Estate Investment Trust	101,600	987,552
Piedmont Office Realty Trust, Inc., Class A	148,400	2,870,056
Potlatch Corp.	29,200	1,512,560
PS Business Parks, Inc.	9,250	1,224,053
Quality Care Properties, Inc. *	102,200	1,617,826
Ramco-Gershenson Properties Trust	32,400	409,212
Rayonier, Inc.	130,400	3,909,392
Realty Income Corp.	66,700	3,579,789
Regency Centers Corp.	48,965	3,013,796
Retail Properties of America, Inc., Class A	210,400	2,571,088
RLJ Lodging Trust	126,200	2,733,492
Ryman Hospitality Properties, Inc.	30,600	2,023,578
Sabra Health Care REIT, Inc.	88,972	1,772,322
SBA Communications Corp. *	26,205	4,118,902
Select Income REIT	15,000	362,400
Senior Housing Properties Trust	183,700	3,380,080
Spirit Realty Capital, Inc.	239,700	1,991,907
STORE Capital Corp.	22,100	545,649
Summit Hotel Properties, Inc.	22,300	352,563
Sun Communities, Inc.	20,155	1,819,190
Sunstone Hotel Investors, Inc.	146,443	2,389,950
23
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Tanger Factory Outlet Centers, Inc.	56,380	1,282,645
Taubman Centers, Inc.	49,900	2,356,278
The GEO Group, Inc.	100,804	2,615,864
Tier REIT, Inc.	52,200	1,021,554
UDR, Inc.	108,300	4,200,957
Urban Edge Properties	15,100	354,246
VEREIT, Inc.	323,200	2,550,048
Washington Prime Group, Inc.	363,200	2,843,856
Washington Real Estate Investment Trust	46,400	1,493,616
Weingarten Realty Investors	72,700	2,213,715
WP Carey, Inc.	44,900	3,059,935
Xenia Hotels & Resorts, Inc.	126,600	2,754,816
		176,960,009

Retailing 4.5%
Aaron's, Inc.	83,700	3,080,160
Asbury Automotive Group, Inc. *	49,500	3,039,300
Barnes & Noble Education, Inc. *	218,600	1,191,370
Barnes & Noble, Inc.	231,200	1,618,400
Big 5 Sporting Goods Corp. (a)	44,400	281,940
Burlington Stores, Inc. *	20,600	1,934,134
Caleres, Inc.	83,042	2,269,538
Citi Trends, Inc.	24,200	526,592
DSW, Inc., Class A	175,436	3,359,599
Express, Inc. *	336,200	2,276,074
Five Below, Inc. *	23,400	1,292,850
Fred's, Inc., Class A (a)	208,370	918,912
Genesco, Inc. *	80,400	1,969,800
Groupon, Inc. *	110,000	524,700
Guess?, Inc.	321,500	5,211,515
Haverty Furniture Cos., Inc.	18,500	441,225
Hibbett Sports, Inc. *	81,985	1,049,408
HSN, Inc.	74,800	2,819,960
J.C. Penney Co., Inc. *(a)	878,500	2,459,800
Liberty TripAdvisor Holdings, Inc., Class A *	63,700	687,960
Lithia Motors, Inc., Class A	23,635	2,675,009
Lumber Liquidators Holdings, Inc. *	57,100	1,757,538
Monro, Inc.	22,840	1,127,154
Netflix, Inc. *	18,190	3,573,062
Penske Automotive Group, Inc.	68,100	3,174,822
Pier 1 Imports, Inc.	475,785	1,979,266
Pool Corp.	22,180	2,678,900
Rent-A-Center, Inc. (a)	290,900	2,891,546
RH *(a)	29,000	2,607,680
Shoe Carnival, Inc.	35,700	670,089
Shutterfly, Inc. *	24,000	1,024,800
Sleep Number Corp. *	54,570	1,773,525
Sonic Automotive, Inc., Class A	128,500	2,550,725
Tailored Brands, Inc.	51,900	801,855
The Buckle, Inc. (a)	119,822	1,971,072
The Cato Corp., Class A	83,095	1,068,602
The Children's Place, Inc.	20,960	2,280,448
The Finish Line, Inc., Class A	197,352	1,829,453
The Michaels Cos., Inc. *	66,000	1,281,720
TripAdvisor, Inc. *	37,200	1,395,000
Vitamin Shoppe, Inc. *	134,800	620,080
Zumiez, Inc. *	54,800	967,220
		77,652,803

Semiconductors & Semiconductor Equipment 2.3%
Advanced Energy Industries, Inc. *	13,500	1,143,720
Amkor Technology, Inc. *	166,000	1,920,620
Brooks Automation, Inc.	45,190	1,554,084
Cabot Microelectronics Corp.	21,430	2,071,638
Cirrus Logic, Inc. *	29,735	1,665,160
Cree, Inc. *	119,700	4,273,290
24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Cypress Semiconductor Corp.	195,803	3,105,436
Diodes, Inc. *	36,700	1,260,278
Entegris, Inc.	54,345	1,779,799
Integrated Device Technology, Inc. *	64,180	1,994,073
Microsemi Corp. *	29,612	1,580,392
MKS Instruments, Inc.	26,150	2,841,197
Photronics, Inc. *	102,325	992,552
Power Integrations, Inc.	12,500	1,004,375
Rambus, Inc. *	27,600	405,996
Semtech Corp. *	11,900	488,495
Silicon Laboratories, Inc. *	22,190	2,105,831
Synaptics, Inc. *	26,905	998,714
Teradyne, Inc.	116,400	4,992,396
Veeco Instruments, Inc. *	47,060	849,433
Versum Materials, Inc.	53,400	2,247,072
Xperi Corp.	28,800	662,400
		39,936,951

Software & Services 6.6%
ACI Worldwide, Inc. *	55,800	1,343,664
Acxiom Corp. *	62,815	1,580,425
ANSYS, Inc. *	27,100	3,704,841
Aspen Technology, Inc. *	10,800	696,816
Blackhawk Network Holdings, Inc. *	10,300	349,685
Cadence Design Systems, Inc. *	63,100	2,723,396
Cardtronics plc, Class A *	28,000	641,200
CDK Global, Inc.	52,900	3,362,324
Cimpress N.V. *	14,820	1,617,455
CommVault Systems, Inc. *	15,400	801,570
Convergys Corp.	152,300	3,918,679
CoreLogic, Inc. *	76,300	3,578,470
CoStar Group, Inc. *	1,700	502,775
CSG Systems International, Inc.	30,245	1,280,573
CSRA, Inc.	146,000	4,670,540
DST Systems, Inc.	63,800	3,739,956
EPAM Systems, Inc. *	12,200	1,112,030
Euronet Worldwide, Inc. *	18,995	1,835,677
EVERTEC, Inc.	22,900	343,500
ExlService Holdings, Inc. *	8,100	505,602
Fair Isaac Corp.	16,905	2,453,930
FleetCor Technologies, Inc. *	14,600	2,412,942
Gartner, Inc. *	30,647	3,840,376
Genpact Ltd.	121,050	3,685,973
j2 Global, Inc.	17,785	1,318,580
Jack Henry & Associates, Inc.	36,080	3,973,490
Manhattan Associates, Inc. *	29,380	1,229,847
ManTech International Corp., Class A	61,200	2,840,292
MAXIMUS, Inc.	40,380	2,682,443
Nuance Communications, Inc. *	111,400	1,642,036
Progress Software Corp.	60,125	2,545,091
PTC, Inc. *	43,340	2,879,943
Red Hat, Inc. *	42,100	5,086,943
Sabre Corp.	59,400	1,161,864
salesforce.com, Inc. *	37,933	3,882,063
Science Applications International Corp.	39,400	2,889,596
SS&C Technologies Holdings, Inc.	34,400	1,382,880
Sykes Enterprises, Inc. *	52,855	1,529,624
Synopsys, Inc. *	46,900	4,057,788
Syntel, Inc. *	23,100	539,616
Take-Two Interactive Software, Inc. *	31,455	3,480,496
TiVo Corp.	147,007	2,668,177
Travelport Worldwide Ltd.	133,100	2,088,339
Twitter, Inc. *	23,700	488,694
Unisys Corp. *	139,800	1,223,250
Vantiv, Inc., Class A *	31,800	2,226,000
Verint Systems, Inc. *	30,000	1,266,000
VeriSign, Inc. *	43,000	4,623,360
25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
VMware, Inc., Class A *	23,600	2,824,684
WEX, Inc. *	14,200	1,754,978
Zynga, Inc., Class A *	322,300	1,256,970
		114,245,443

Technology Hardware & Equipment 4.8%
ADTRAN, Inc.	85,245	1,798,669
ARRIS International plc *	52,500	1,496,250
AVX Corp.	57,100	1,075,764
Belden, Inc.	30,640	2,448,442
Benchmark Electronics, Inc. *	109,000	3,373,550
Ciena Corp. *	21,800	463,686
Cognex Corp.	13,630	1,678,535
Coherent, Inc. *	8,140	2,138,459
Comtech Telecommunications Corp.	126,970	2,731,125
Cray, Inc. *	19,700	406,805
Diebold Nixdorf, Inc.	94,800	1,829,640
Dolby Laboratories, Inc., Class A	42,200	2,445,068
EchoStar Corp., Class A *	41,900	2,344,305
Electronics For Imaging, Inc. *	23,302	719,100
ePlus, Inc. *	14,900	1,424,440
Fabrinet *	24,000	892,320
Finisar Corp. *	61,330	1,443,708
Harmonic, Inc. *	250,400	926,480
II-VI, Inc. *	30,600	1,383,120
Insight Enterprises, Inc. *	97,700	4,401,385
InterDigital, Inc.	25,800	1,892,430
IPG Photonics Corp. *	9,400	2,001,354
Itron, Inc. *	23,200	1,813,080
Knowles Corp. *	108,600	1,798,416
Littelfuse, Inc.	9,145	1,911,305
Lumentum Holdings, Inc. *	19,300	1,218,795
Methode Electronics, Inc.	27,400	1,285,060
MTS Systems Corp.	19,580	1,019,139
National Instruments Corp.	62,342	2,805,390
NETGEAR, Inc. *	38,950	1,817,017
NetScout Systems, Inc. *	35,400	1,005,360
OSI Systems, Inc. *	12,200	1,078,236
Plantronics, Inc.	44,010	1,996,294
Plexus Corp. *	51,880	3,186,988
Rogers Corp. *	9,000	1,368,720
ScanSource, Inc. *	74,240	3,188,608
Super Micro Computer, Inc. *	40,600	807,940
Trimble, Inc. *	98,600	4,030,768
TTM Technologies, Inc. *	75,300	1,188,234
VeriFone Systems, Inc. *	99,300	1,894,644
ViaSat, Inc. *	22,215	1,446,197
Viavi Solutions, Inc. *	115,100	1,068,128
Vishay Intertechnology, Inc.	259,100	5,764,975
Zebra Technologies Corp., Class A *	18,220	2,113,338
		83,121,267

Telecommunication Services 0.5%
ATN International, Inc.	11,200	608,048
Cincinnati Bell, Inc. *	85,420	1,631,522
Cogent Communications Holdings, Inc.	9,400	506,660
Consolidated Communications Holdings, Inc.	64,614	1,238,650
General Communication, Inc., Class A *	33,200	1,357,548
Iridium Communications, Inc. *	80,500	966,000
United States Cellular Corp. *	14,400	526,896
Vonage Holdings Corp. *	173,600	1,411,368
Zayo Group Holdings, Inc. *	32,900	1,186,374
		9,433,066

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Transportation 2.9%
Air Transport Services Group, Inc. *	17,100	413,820
Allegiant Travel Co.	11,500	1,568,600
AMERCO	4,000	1,570,560
ArcBest Corp.	81,940	2,671,244
Atlas Air Worldwide Holdings, Inc. *	37,300	2,288,355
Copa Holdings S.A., Class A	33,300	4,102,227
Echo Global Logistics, Inc. *	43,500	1,046,175
Forward Air Corp.	26,925	1,546,572
Genesee & Wyoming, Inc., Class A *	33,565	2,409,296
Hawaiian Holdings, Inc. *	29,440	986,240
Heartland Express, Inc.	47,265	1,008,162
Hub Group, Inc., Class A *	68,810	2,979,473
Knight-Swift Transportation Holdings, Inc. *	106,873	4,429,886
Landstar System, Inc.	43,270	4,272,912
Macquarie Infrastructure Corp.	33,800	2,350,790
Marten Transport Ltd.	53,200	1,045,380
Matson, Inc.	48,000	1,307,040
Roadrunner Transportation Systems, Inc. *	128,000	1,126,400
Saia, Inc. *	28,550	1,850,040
SkyWest, Inc.	91,400	4,304,940
Spirit Airlines, Inc. *	51,200	1,899,008
Werner Enterprises, Inc.	82,400	2,937,560
XPO Logistics, Inc. *	9,700	672,695
YRC Worldwide, Inc. *	43,100	580,557
		49,367,932

Utilities 3.3%
ALLETE, Inc.	34,500	2,703,075
American States Water Co.	24,930	1,339,987
Aqua America, Inc.	86,775	3,078,777
Avangrid, Inc.	27,100	1,401,883
Avista Corp.	65,100	3,400,824
Black Hills Corp.	40,100	2,616,926
California Water Service Group	29,680	1,246,560
Dynegy, Inc. *	209,900	2,613,255
El Paso Electric Co.	41,690	2,397,175
Hawaiian Electric Industries, Inc.	116,000	4,229,360
IDACORP, Inc.	33,200	3,055,396
MGE Energy, Inc.	21,750	1,436,587
New Jersey Resources Corp.	71,800	3,191,510
Northwest Natural Gas Co.	26,805	1,778,512
NorthWestern Corp.	38,400	2,276,352
ONE Gas, Inc.	37,900	2,917,542
Ormat Technologies, Inc.	7,100	461,003
Otter Tail Corp.	35,580	1,634,901
PNM Resources, Inc.	93,600	4,062,240
Portland General Electric Co.	85,200	4,067,448
South Jersey Industries, Inc.	46,980	1,595,911
Spire, Inc.	27,040	2,134,808
WGL Holdings, Inc.	40,500	3,470,850
		57,110,882
Total Common Stock
(Cost $1,281,960,180)		1,719,450,146

Rights 0.0% of net assets

Technology Hardware & Equipment 0.0%
Gerber Scientific, Inc. CVR *(c)	19,700	—
Total Rights
(Cost $493)		—

27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Other Investment Companies 2.9% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.96% (b)	7,789,512	7,789,512

Securities Lending Collateral 2.5%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	42,380,512	42,380,512
Total Other Investment Companies
(Cost $50,170,024)		50,170,024

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, mini, expires 12/15/17	123	9,241,605	(45,059)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $40,627,569.
(b)	The rate shown is the 7-day yield.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
28
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 98.5% of net assets

Australia 5.8%
A.C.N. 004 410 833 Ltd. *(d)	11,838,630	—
AGL Energy Ltd.	49,354	955,561
Amcor Ltd.	72,183	876,049
AMP Ltd.	375,192	1,429,858
APA Group	50,360	330,496
Aurizon Holdings Ltd.	183,140	726,828
Australia & New Zealand Banking Group Ltd.	249,189	5,718,525
Bendigo & Adelaide Bank Ltd.	33,879	295,500
BGP Holdings plc *(d)	453,854	7,190
BHP Billiton Ltd.	478,140	9,844,327
BlueScope Steel Ltd.	59,672	587,472
Boral Ltd.	94,088	516,293
Brambles Ltd.	104,027	754,327
Caltex Australia Ltd.	55,685	1,462,089
CIMIC Group Ltd.	10,830	401,781
Coca-Cola Amatil Ltd.	66,004	412,074
Commonwealth Bank of Australia	117,057	6,963,162
CSL Ltd.	17,629	1,876,802
Downer EDI Ltd.	107,157	574,993
Fortescue Metals Group Ltd.	156,877	557,793
Goodman Group	50,029	320,773
Iluka Resources Ltd.	54,457	392,413
Incitec Pivot Ltd.	182,156	534,307
Insurance Australia Group Ltd.	195,914	985,167
LendLease Group	53,485	664,177
Macquarie Group Ltd.	16,680	1,258,337
Medibank Pvt Ltd.	185,803	437,338
Metcash Ltd.	356,380	736,209
Mirvac Group	195,529	361,406
National Australia Bank Ltd.	224,350	5,621,351
Newcrest Mining Ltd.	29,356	501,917
Orica Ltd.	53,334	854,258
Origin Energy Ltd. *	234,748	1,429,729
QBE Insurance Group Ltd.	130,212	1,067,713
Rio Tinto Ltd.	49,350	2,629,678
Santos Ltd. *	172,187	594,993
Scentre Group	235,198	725,218
Sonic Healthcare Ltd.	29,574	493,937
Stockland	191,092	662,314
Suncorp Group Ltd.	166,222	1,730,167
Tabcorp Holdings Ltd.	109,524	376,844
Tatts Group Ltd.	143,251	457,922
Telstra Corp., Ltd.	619,354	1,680,918
Transurban Group	44,412	412,846
Wesfarmers Ltd.	186,603	5,977,046
Westfield Corp.	76,403	455,381
Westpac Banking Corp.	270,855	6,860,604
Woodside Petroleum Ltd.	76,684	1,807,673
Woolworths Ltd.	241,205	4,781,808
WorleyParsons Ltd. *	68,342	735,059
		79,838,623

29
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Austria 0.4%
Erste Group Bank AG *	33,540	1,439,702
OMV AG	36,177	2,171,103
Raiffeisen Bank International AG *	21,061	732,420
voestalpine AG	18,592	1,022,157
		5,365,382

Belgium 0.9%
Ageas	25,450	1,234,200
Anheuser-Busch InBev S.A./N.V.	38,411	4,710,000
Colruyt S.A.	8,644	442,091
Groupe Bruxelles Lambert S.A.	7,860	844,216
KBC Group N.V.	16,590	1,378,113
Proximus	22,089	733,496
Solvay S.A.	6,585	978,256
UCB S.A.	5,482	399,067
Umicore S.A.	24,258	1,084,095
		11,803,534

Canada 6.9%
Agnico-Eagle Mines Ltd.	6,700	299,140
Agrium, Inc.	16,653	1,812,971
Alimentation Couche-Tard, Inc., Class B	26,040	1,220,959
ARC Resources Ltd.	34,872	425,189
Atco Ltd., Class I	9,589	347,704
Bank of Montreal	42,761	3,275,769
Barrick Gold Corp.	57,151	825,746
Baytex Energy Corp. *(a)	110,192	303,218
BCE, Inc.	37,812	1,745,958
BlackBerry Ltd. *	75,988	831,680
Brookfield Asset Management, Inc., Class A	47,432	1,989,784
Cameco Corp.	38,267	310,858
Canadian Imperial Bank of Commerce	34,761	3,059,809
Canadian National Railway Co.	38,517	3,099,333
Canadian Natural Resources Ltd.	95,845	3,344,657
Canadian Pacific Railway Ltd.	7,450	1,291,695
Canadian Tire Corp., Ltd., Class A	6,776	831,440
Celestica, Inc. *	25,766	258,639
Cenovus Energy, Inc.	188,895	1,833,164
CGI Group, Inc., Class A *	10,092	536,243
CI Financial Corp.	22,815	507,197
Crescent Point Energy Corp.	96,971	797,506
Dollarama, Inc.	3,800	423,004
Emera, Inc.	10,898	410,544
Empire Co., Ltd., Class A	49,500	856,782
Enbridge, Inc.	64,967	2,496,755
Encana Corp.	92,197	1,078,407
Enerplus Corp.	42,147	386,481
Fairfax Financial Holdings Ltd.	1,450	763,619
Finning International, Inc.	24,617	600,303
First Quantum Minerals Ltd.	53,370	596,953
Fortis, Inc.	22,626	833,239
George Weston Ltd.	6,811	571,868
Gibson Energy, Inc.	25,253	343,336
Gildan Activewear, Inc.	10,300	315,203
Goldcorp, Inc.	52,495	685,637
Great-West Lifeco, Inc.	18,654	519,090
Husky Energy, Inc. *	84,521	1,095,412
Imperial Oil Ltd.	30,841	999,984
Intact Financial Corp.	7,206	589,003
Inter Pipeline Ltd.	20,974	426,601
Keyera Corp.	10,100	297,340
Loblaw Cos., Ltd.	20,043	1,034,387
Magna International, Inc.	63,427	3,460,191
Manulife Financial Corp.	95,100	1,912,173
30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Methanex Corp.	7,700	375,241
Metro, Inc.	28,994	912,678
National Bank of Canada	21,733	1,054,727
Obsidian Energy Ltd. *(a)	400,911	425,741
Onex Corp.	7,415	563,554
Parkland Fuel Corp.	12,500	253,856
Pembina Pipeline Corp.	23,878	789,394
Potash Corp. of Saskatchewan, Inc.	126,164	2,455,607
Power Corp. of Canada	52,544	1,347,303
Power Financial Corp.	22,814	638,566
Rogers Communications, Inc., Class B	24,141	1,252,615
Royal Bank of Canada	83,244	6,508,660
Saputo, Inc.	15,275	551,515
Shaw Communications, Inc., Class B	42,537	971,351
SNC-Lavalin Group, Inc.	13,640	614,493
Sun Life Financial, Inc.	34,275	1,335,027
Suncor Energy, Inc.	190,237	6,458,709
Teck Resources Ltd., Class B	62,368	1,274,336
TELUS Corp.	30,571	1,107,106
The Bank of Nova Scotia	76,215	4,919,917
The Toronto-Dominion Bank	97,352	5,534,296
Thomson Reuters Corp.	22,300	1,042,660
TransAlta Corp.	78,821	466,169
TransCanada Corp.	44,672	2,120,890
Trisura Group Ltd. *	269	6,016
Valeant Pharmaceuticals International, Inc. *	46,109	538,611
Vermilion Energy, Inc.	7,654	261,224
West Fraser Timber Co., Ltd.	7,100	431,856
WestJet Airlines Ltd.	16,200	338,541
		94,195,630

Denmark 0.9%
AP Moeller - Maersk A/S, Series A	918	1,701,539
AP Moeller - Maersk A/S, Series B	825	1,581,513
Carlsberg A/S, Class B	8,534	974,937
Coloplast A/S, Class B	4,475	393,880
Danske Bank A/S	28,637	1,092,887
DSV A/S	7,476	578,089
ISS A/S	15,765	667,619
Novo Nordisk A/S, Class B	68,822	3,426,567
Novozymes A/S, B Shares	8,822	487,440
Pandora A/S	3,479	328,511
TDC A/S	153,841	909,539
Vestas Wind Systems A/S	6,599	582,591
		12,725,112

Finland 0.9%
Elisa Oyj	10,874	437,865
Fortum Oyj	65,413	1,388,354
Kesko Oyj, B Shares	16,701	852,897
Kone Oyj, Class B	18,131	981,322
Metso Oyj	12,105	439,633
Neste Oyj	15,763	877,547
Nokia Oyj	418,989	2,060,554
Nokian Renkaat Oyj	9,579	439,170
Orion Oyj, Class B	6,091	249,639
Sampo Oyj, A Shares	23,407	1,224,885
Stora Enso Oyj, R Shares	73,238	1,144,577
UPM-Kymmene Oyj	59,040	1,773,105
Wartsila Oyj Abp	9,155	589,730
		12,459,278

France 10.0%
Accor S.A.	16,295	812,922
Air France-KLM *	61,289	959,643
31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Air Liquide S.A.	28,109	3,578,948
Airbus SE	24,786	2,543,415
Alstom S.A.	21,203	857,794
Arkema S.A.	7,983	1,008,503
Atos SE	4,858	754,524
AXA S.A.	160,375	4,841,463
BNP Paribas S.A.	85,770	6,694,299
Bollore S.A.	87,968	424,937
Bollore S.A. *	428	2,029
Bouygues S.A.	37,011	1,776,294
Bureau Veritas S.A.	16,288	436,164
Capgemini SE	10,841	1,317,008
Carrefour S.A.	123,780	2,491,122
Casino Guichard Perrachon S.A.	20,644	1,178,761
CGG S.A. *(a)	58,381	278,821
Christian Dior SE	3,710	1,273,407
CNP Assurances	16,345	380,225
Compagnie de Saint-Gobain	69,439	4,071,410
Credit Agricole S.A.	91,105	1,590,075
Danone S.A.	40,128	3,279,707
Eiffage S.A.	7,107	742,366
Electricite de France S.A.	135,515	1,773,597
Engie S.A. (a)	479,704	8,107,941
Essilor International S.A.	7,435	941,291
Eurazeo S.A.	5,582	518,950
Eutelsat Communications S.A.	16,474	412,640
Faurecia	10,390	755,305
Kering	3,474	1,593,195
Klepierre S.A.	9,071	361,099
L'Oreal S.A.	10,581	2,354,943
Legrand S.A.	13,496	1,001,545
LVMH Moet Hennessy Louis Vuitton SE	11,160	3,328,616
Natixis S.A.	62,440	489,663
Orange S.A.	368,017	6,045,664
Pernod-Ricard S.A.	10,542	1,580,709
Peugeot S.A.	49,817	1,181,936
Publicis Groupe S.A.	12,816	834,229
Rallye S.A.	27,177	464,726
Renault S.A.	23,919	2,372,174
Rexel S.A.	68,801	1,226,861
Safran S.A.	13,427	1,414,162
Sanofi	92,602	8,768,163
Schneider Electric SE *	48,690	4,277,961
SCOR SE	15,194	630,755
Societe Generale S.A.	100,968	5,619,321
Sodexo S.A.	6,703	852,774
Suez	50,798	893,359
Teleperformance	2,887	421,629
Thales S.A.	4,727	492,617
TOTAL S.A.	415,677	23,169,043
Unibail-Rodamco SE	4,169	1,043,530
Valeo S.A.	16,449	1,113,666
Vallourec S.A. *(a)	86,893	475,253
Veolia Environnement S.A.	95,214	2,255,677
Vinci S.A.	44,596	4,369,407
Vivendi S.A.	177,630	4,410,867
Wendel S.A.	2,775	468,032
Zodiac Aerospace	15,822	452,237
		137,767,374

Germany 9.5%
adidas AG	9,093	2,023,947
Allianz SE	37,472	8,748,168
Aurubis AG	11,204	918,127
BASF SE	106,570	11,653,784
Bayer AG	52,174	6,786,732
Bayerische Motoren Werke AG	57,681	5,915,777
32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Beiersdorf AG	4,194	471,785
Bilfinger SE	9,950	401,427
Brenntag AG	15,710	891,318
CECONOMY AG	49,840	650,558
Commerzbank AG *	156,935	2,174,820
Continental AG	9,590	2,440,598
Covestro AG	4,191	402,879
Daimler AG	132,574	11,068,092
Deutsche Bank AG	219,772	3,601,884
Deutsche Boerse AG	7,831	811,016
Deutsche Lufthansa AG	53,225	1,710,005
Deutsche Post AG	95,235	4,365,580
Deutsche Telekom AG	414,664	7,508,452
E.ON SE	824,822	9,769,550
Evonik Industries AG	16,912	615,189
Freenet AG	15,731	526,798
Fresenius Medical Care AG & Co. KGaA	11,912	1,153,343
Fresenius SE & Co. KGaA	18,579	1,555,364
GEA Group AG	12,748	615,824
Hannover Rueck SE	4,439	558,607
HeidelbergCement AG	14,370	1,470,476
Henkel AG & Co. KGaA	5,597	705,911
HOCHTIEF AG	1,979	349,578
Hugo Boss AG	7,661	685,195
Infineon Technologies AG	42,651	1,179,642
Innogy SE	9,316	433,250
K&S AG	35,648	866,666
KION Group AG	4,122	330,286
Kloeckner & Co. SE	25,309	298,471
LANXESS AG	10,250	803,688
Leoni AG	7,445	495,338
Linde AG	14,713	3,177,659
MAN SE	3,664	405,718
Merck KGaA	4,783	513,182
METRO AG *	12,081	229,011
MTU Aero Engines AG	2,508	424,408
Muenchener Rueckversicherungs-Gesellschaft AG	15,115	3,393,350
OSRAM Licht AG	7,199	551,226
ProSiebenSat.1 Media SE	20,378	717,788
Rheinmetall AG	4,114	488,613
RWE AG *	221,075	5,558,678
Salzgitter AG	11,119	537,965
SAP SE	31,935	3,648,972
Siemens AG	62,966	9,043,977
Suedzucker AG	14,930	295,866
Symrise AG	4,717	367,579
Telefonica Deutschland Holding AG	61,430	313,346
ThyssenKrupp AG	35,722	958,282
Uniper SE	97,491	2,739,359
Volkswagen AG	6,593	1,231,227
Vonovia SE	13,368	590,511
		130,144,842

Hong Kong 1.4%
AIA Group Ltd.	276,200	2,081,299
BOC Hong Kong (Holdings) Ltd.	160,000	762,426
China Mengniu Dairy Co., Ltd. *	165,000	457,248
CK Asset Holdings Ltd.	65,000	534,939
CK Hutchison Holdings Ltd.	62,500	793,857
CLP Holdings Ltd.	108,000	1,099,217
Esprit Holdings Ltd. *	493,884	298,841
Galaxy Entertainment Group Ltd.	90,000	613,744
Hang Seng Bank Ltd.	31,000	734,792
Hong Kong & China Gas Co., Ltd.	295,561	560,272
Hong Kong Exchanges & Clearing Ltd.	13,900	387,313
Hongkong Land Holdings Ltd.	42,900	311,148
Jardine Matheson Holdings Ltd.	16,900	1,082,640
33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Jardine Strategic Holdings Ltd.	15,200	637,566
Li & Fung Ltd.	1,568,000	790,257
Link REIT	49,500	416,162
MTR Corp., Ltd.	67,000	388,431
New World Development Co., Ltd.	492,000	733,532
Noble Group Ltd. *	2,715,393	578,031
PCCW Ltd.	420,000	231,573
Sands China Ltd.	139,200	656,695
SJM Holdings Ltd.	437,000	375,689
Sun Hung Kai Properties Ltd.	92,000	1,505,064
Swire Pacific Ltd., Class A	85,000	839,976
Swire Pacific Ltd., Class B	126,051	217,886
The Wharf Holdings Ltd.	60,000	546,489
Want Want China Holdings Ltd.	510,000	417,549
WH Group Ltd.	253,000	256,385
Wheelock & Co., Ltd.	51,000	355,289
Yue Yuen Industrial Holdings Ltd.	86,000	329,423
		18,993,733

Ireland 0.6%
AerCap Holdings N.V. *	8,028	422,594
Bank of Ireland Group plc *	51,309	402,114
CRH plc	61,242	2,304,655
Experian plc	44,543	938,445
Kerry Group plc, Class A	5,325	536,234
Seagate Technology plc	58,882	2,176,867
Shire plc	18,674	919,799
Smurfit Kappa Group plc	25,550	762,054
		8,462,762

Israel 0.3%
Bank Hapoalim B.M.	61,737	437,111
Bank Leumi Le-Israel B.M.	97,238	537,508
Bezeq The Israeli Telecommunication Corp., Ltd.	349,955	522,560
Check Point Software Technologies Ltd. *	4,493	528,871
Israel Chemicals Ltd.	116,497	485,806
Teva Pharmaceutical Industries Ltd.	119,024	1,641,454
		4,153,310

Italy 3.3%
Assicurazioni Generali S.p.A.	124,009	2,256,933
Atlantia S.p.A.	31,375	1,022,843
BPER Banca	75,658	368,286
Enel S.p.A.	1,467,616	9,101,669
Eni S.p.A.	715,933	11,704,080
EXOR N.V.	35,619	2,283,395
Intesa Sanpaolo S.p.A.	1,308,336	4,398,498
Luxottica Group S.p.A.	8,009	459,374
Mediaset S.p.A. *(a)	139,242	511,264
Mediobanca S.p.A.	34,654	379,612
Poste Italiane S.p.A	61,106	446,650
Prysmian S.p.A.	13,306	457,852
Saipem S.p.A. *	170,169	715,317
Snam S.p.A.	212,497	1,084,976
Telecom Italia S.p.A. *	2,659,408	2,301,134
Terna - Rete Elettrica Nationale S.p.A.	101,614	613,131
UniCredit S.p.A. *	312,778	5,977,385
Unione di Banche Italiane S.p.A.	242,768	1,139,415
		45,221,814

Japan 22.2%
Aeon Co., Ltd.	114,900	1,777,209
Air Water, Inc.	17,300	332,013
Aisin Seiki Co., Ltd.	26,200	1,357,224
34
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Ajinomoto Co., Inc.	41,000	824,780
Alfresa Holdings Corp.	39,300	750,910
Alps Electric Co., Ltd.	11,400	348,886
ANA Holdings, Inc.	15,400	591,899
Arcs Co., Ltd.	12,500	279,664
Asahi Glass Co., Ltd.	36,000	1,410,846
Asahi Group Holdings Ltd.	29,700	1,356,053
Asahi Kasei Corp.	144,000	1,743,800
Astellas Pharma, Inc.	135,200	1,799,357
Bandai Namco Holdings, Inc.	19,200	657,946
Bridgestone Corp.	79,200	3,783,413
Brother Industries Ltd.	25,600	622,927
Canon, Inc.	135,600	5,094,095
Central Japan Railway Co.	14,100	2,561,218
Chubu Electric Power Co., Inc.	115,800	1,493,413
Chugai Pharmaceutical Co., Ltd.	9,100	433,858
Coca-Cola Bottlers Japan, Inc.	13,100	458,360
Dai Nippon Printing Co., Ltd.	52,000	1,246,438
Dai-ichi Life Holdings, Inc.	70,300	1,342,584
Daicel Corp.	29,800	372,071
Daiichi Sankyo Co., Ltd.	53,100	1,219,637
Daikin Industries Ltd.	11,900	1,315,079
Daito Trust Construction Co., Ltd.	5,500	961,588
Daiwa House Industry Co., Ltd.	44,900	1,645,715
Daiwa Securities Group, Inc.	103,000	645,777
Denka Co., Ltd.	12,600	420,971
Denso Corp.	50,300	2,770,221
Dentsu, Inc.	15,201	650,207
DIC Corp.	11,500	426,877
Don Quijote Holdings Co., Ltd.	9,600	402,672
Dowa Holdings Co., Ltd.	7,200	303,121
East Japan Railway Co.	29,018	2,814,154
Ebara Corp.	10,400	374,263
Eisai Co., Ltd.	15,700	873,809
Electric Power Development Co., Ltd.	21,500	541,823
FANUC Corp.	7,900	1,847,209
Fast Retailing Co., Ltd.	2,300	769,523
Fuji Electric Co., Ltd.	57,000	412,972
FUJIFILM Holdings Corp.	51,600	2,110,842
Fujitsu Ltd.	301,000	2,345,541
Furukawa Electric Co., Ltd.	10,000	608,807
Hakuhodo DY Holdings, Inc.	39,500	546,403
Hankyu Hanshin Holdings, Inc.	18,900	736,861
Hanwa Co., Ltd.	10,000	379,548
Haseko Corp.	22,700	329,636
Hino Motors Ltd.	39,600	509,692
Hitachi Construction Machinery Co., Ltd.	15,100	517,995
Hitachi Ltd.	924,000	7,358,131
Hitachi Metals Ltd.	20,700	268,163
Hokuriku Electric Power Co.	38,700	341,955
Honda Motor Co., Ltd.	253,600	7,947,077
Hoya Corp.	21,400	1,162,678
Ibiden Co., Ltd.	23,000	385,123
Idemitsu Kosan Co., Ltd.	32,000	935,354
IHI Corp.	16,700	601,516
Iida Group Holdings Co., Ltd.	28,200	540,969
Inpex Corp.	186,600	1,997,961
Isetan Mitsukoshi Holdings Ltd.	61,700	672,578
Isuzu Motors Ltd.	68,900	1,006,312
ITOCHU Corp.	155,200	2,718,582
J. Front Retailing Co., Ltd.	34,600	513,534
Japan Post Bank Co., Ltd.	35,100	444,535
Japan Post Holdings Co., Ltd.	46,000	532,147
Japan Tobacco, Inc.	70,300	2,326,942
JFE Holdings, Inc.	110,700	2,379,084
JGC Corp.	33,700	565,232
JSR Corp.	22,700	440,036
JTEKT Corp.	33,300	551,764
35
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
JXTG Holdings, Inc.	923,550	4,769,024
K's Holdings Corp.	16,800	385,568
Kajima Corp.	67,000	694,889
Kaneka Corp.	37,000	305,543
Kao Corp.	28,200	1,704,270
Kawasaki Heavy Industries Ltd.	19,700	687,297
Kawasaki Kisen Kaisha Ltd. *	23,300	608,381
KDDI Corp.	156,900	4,180,229
Keio Corp.	7,400	322,851
Kewpie Corp.	12,600	314,311
Keyence Corp.	1,146	636,288
Kikkoman Corp.	10,000	343,205
Kintetsu Group Holdings Co., Ltd.	11,600	446,054
Kirin Holdings Co., Ltd.	88,700	2,129,143
Kobe Steel Ltd. *(a)	96,300	813,045
Koito Manufacturing Co., Ltd.	5,700	382,209
Komatsu Ltd.	84,600	2,764,369
Konica Minolta, Inc.	85,100	746,559
Kubota Corp.	67,500	1,270,045
Kuraray Co., Ltd.	34,800	685,371
Kyocera Corp.	29,300	1,959,807
Kyowa Hakko Kirin Co., Ltd.	17,900	330,416
Kyushu Electric Power Co., Inc.	36,400	415,182
Kyushu Railway Co.	5,400	172,593
Lawson, Inc.	4,800	313,434
LIXIL Group Corp.	28,300	779,411
Makita Corp.	12,500	523,858
Marubeni Corp.	286,300	1,919,653
Matsumotokiyoshi Holdings Co., Ltd.	5,400	388,331
Mazda Motor Corp.	87,000	1,255,908
Medipal Holdings Corp.	39,800	739,136
MEIJI Holdings Co., Ltd.	7,000	572,249
Minebea Mitsumi, Inc.	27,000	494,994
Mitsubishi Chemical Holdings Corp.	193,100	2,016,990
Mitsubishi Corp.	161,300	3,777,312
Mitsubishi Electric Corp.	186,300	3,188,244
Mitsubishi Estate Co., Ltd.	48,800	884,965
Mitsubishi Gas Chemical Co., Inc.	12,900	315,568
Mitsubishi Heavy Industries Ltd.	48,800	1,909,393
Mitsubishi Materials Corp.	21,200	806,113
Mitsubishi Motors Corp.	169,900	1,360,528
Mitsubishi Tanabe Pharma Corp.	13,100	288,323
Mitsubishi UFJ Financial Group, Inc.	982,534	6,664,667
Mitsui & Co., Ltd.	245,200	3,661,903
Mitsui Chemicals, Inc.	24,000	740,062
Mitsui Fudosan Co., Ltd.	53,000	1,237,072
Mitsui Mining & Smelting Co., Ltd.	9,200	478,724
Mitsui O.S.K. Lines Ltd.	23,400	716,540
Mizuho Financial Group, Inc.	2,064,216	3,750,433
MS&AD Insurance Group Holdings, Inc.	33,990	1,154,719
Murata Manufacturing Co., Ltd.	7,900	1,241,580
Nagase & Co., Ltd.	23,000	390,676
Nagoya Railroad Co., Ltd.	17,200	386,413
NEC Corp.	61,600	1,690,281
NGK Insulators Ltd.	17,000	336,623
NGK Spark Plug Co., Ltd.	16,300	371,984
NH Foods Ltd.	23,000	661,594
NHK Spring Co., Ltd.	41,900	479,509
Nidec Corp.	6,100	811,196
Nikon Corp.	48,700	924,859
Nintendo Co., Ltd.	2,630	1,020,339
Nippon Electric Glass Co., Ltd.	15,400	628,760
Nippon Express Co., Ltd.	13,700	869,299
Nippon Paper Industries Co., Ltd.	25,100	499,349
Nippon Steel & Sumitomo Metal Corp.	126,300	3,028,101
Nippon Telegraph & Telephone Corp.	142,608	6,894,743
Nippon Yusen K.K. *	55,600	1,175,916
Nissan Motor Co., Ltd.	374,800	3,645,070
36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Nisshin Seifun Group, Inc.	22,330	392,437
Nitori Holdings Co., Ltd.	3,200	465,060
Nitto Denko Corp.	11,500	1,069,359
NOK Corp.	12,000	294,755
Nomura Holdings, Inc.	214,300	1,226,389
Nomura Real Estate Holdings, Inc.	15,700	345,566
NSK Ltd.	38,000	547,142
NTT Data Corp.	62,000	722,100
NTT DOCOMO, Inc.	134,500	3,257,421
Obayashi Corp.	52,500	687,397
Odakyu Electric Railway Co., Ltd.	17,500	342,339
Oji Holdings Corp.	140,000	820,541
Olympus Corp.	13,000	483,791
Omron Corp.	16,200	907,775
Oriental Land Co., Ltd.	6,500	519,891
ORIX Corp.	75,500	1,298,117
Osaka Gas Co., Ltd.	59,400	1,150,521
Otsuka Holdings Co., Ltd.	29,400	1,228,173
Panasonic Corp.	318,850	4,814,430
Recruit Holdings Co., Ltd.	47,000	1,152,329
Resona Holdings, Inc.	174,158	941,381
Ricoh Co., Ltd.	149,500	1,387,334
Rohm Co., Ltd.	7,200	670,228
Secom Co., Ltd.	12,800	974,619
Sega Sammy Holdings, Inc.	20,800	292,809
Seibu Holdings, Inc.	16,200	289,620
Seiko Epson Corp.	29,700	708,739
Seino Holdings Co., Ltd.	32,500	474,156
Sekisui Chemical Co., Ltd.	44,000	888,110
Sekisui House Ltd.	77,200	1,443,521
Seven & i Holdings Co., Ltd.	88,000	3,546,792
Shimamura Co., Ltd.	4,000	445,633
Shimano, Inc.	3,100	424,208
Shimizu Corp.	55,000	647,372
Shin-Etsu Chemical Co., Ltd.	20,700	2,183,047
Shionogi & Co., Ltd.	8,800	473,766
Shiseido Co., Ltd.	20,600	849,699
Showa Denko K.K.	25,900	867,829
Showa Shell Sekiyu K.K.	52,200	615,816
SMC Corp.	2,200	841,632
SoftBank Group Corp.	57,100	5,060,323
Sojitz Corp.	287,800	868,585
Sompo Holdings, Inc.	24,600	988,802
Sony Corp.	81,600	3,413,710
Stanley Electric Co., Ltd.	10,000	369,144
Subaru Corp.	41,300	1,426,877
Sumitomo Chemical Co., Ltd.	209,000	1,468,820
Sumitomo Corp.	141,300	2,043,777
Sumitomo Electric Industries Ltd.	114,800	1,954,508
Sumitomo Forestry Co., Ltd.	22,800	383,954
Sumitomo Heavy Industries Ltd.	13,000	546,188
Sumitomo Metal Mining Co., Ltd.	29,500	1,163,822
Sumitomo Mitsui Financial Group, Inc.	122,210	4,896,065
Sumitomo Mitsui Trust Holdings, Inc.	29,000	1,144,625
Sumitomo Realty & Development Co., Ltd.	24,500	820,559
Sumitomo Rubber Industries Ltd.	26,600	505,073
Suntory Beverage & Food Ltd.	8,700	400,308
Suzuken Co., Ltd.	18,030	649,943
Suzuki Motor Corp.	35,400	1,938,974
T&D Holdings, Inc.	47,350	738,691
Taiheiyo Cement Corp.	15,100	603,531
Taisei Corp.	15,400	853,268
Takashimaya Co., Ltd.	44,000	404,840
Takeda Pharmaceutical Co., Ltd.	56,200	3,168,831
TDK Corp.	13,200	1,014,279
Teijin Ltd.	25,800	546,063
Terumo Corp.	13,300	554,215
The Chugoku Electric Power Co., Inc.	51,000	568,657
37
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Kansai Electric Power Co., Inc.	88,700	1,214,666
The Yokohama Rubber Co., Ltd.	15,800	355,216
Tobu Railway Co., Ltd.	15,800	463,522
Toho Gas Co., Ltd.	8,800	246,036
Tohoku Electric Power Co., Inc.	74,000	970,793
Tokio Marine Holdings, Inc.	40,200	1,732,910
Tokyo Electric Power Co. Holdings, Inc. *	579,300	2,377,806
Tokyo Electron Ltd.	6,900	1,214,950
Tokyo Gas Co., Ltd.	69,200	1,726,238
Tokyu Corp.	40,000	605,082
Tokyu Fudosan Holdings Corp.	51,200	335,673
Toppan Printing Co., Ltd.	81,000	824,071
Toray Industries, Inc.	140,000	1,417,030
Toshiba Corp. *	752,000	2,175,876
Tosoh Corp.	26,100	563,257
TOTO Ltd.	9,700	475,048
Toyo Seikan Group Holdings Ltd.	31,000	548,326
Toyo Suisan Kaisha Ltd.	10,300	396,241
Toyoda Gosei Co., Ltd.	11,700	286,088
Toyota Industries Corp.	16,600	1,021,755
Toyota Motor Corp.	250,818	15,557,251
Toyota Tsusho Corp.	49,400	1,796,704
Ube Industries Ltd.	18,800	577,537
Unicharm Corp.	15,200	345,887
West Japan Railway Co.	17,863	1,259,626
Yamada Denki Co., Ltd.	152,700	812,242
Yamaha Corp.	9,000	353,626
Yamaha Motor Co., Ltd.	26,900	807,339
Yamato Holdings Co., Ltd.	40,900	836,232
Yamazaki Baking Co., Ltd.	20,300	365,399
Yokogawa Electric Corp.	16,200	307,739
		304,029,493

Luxembourg 0.4%
ArcelorMittal *	142,178	4,071,345
Millicom International Cellular S.A. SDR	10,796	690,403
RTL Group S.A.	4,870	361,844
SES S.A.	22,482	365,647
Tenaris S.A.	47,905	653,967
		6,143,206

Netherlands 5.0%
ABN AMRO Group N.V. CVA	11,485	354,707
Aegon N.V.	296,548	1,750,776
Akzo Nobel N.V.	18,969	1,712,537
ASML Holding N.V.	7,291	1,315,510
Boskalis Westminster N.V.	10,615	379,449
Gemalto N.V.	5,432	214,973
Heineken Holding N.V.	10,063	934,069
Heineken N.V.	12,332	1,201,541
ING Groep N.V.	211,380	3,906,189
Koninklijke Ahold Delhaize N.V.	224,631	4,227,138
Koninklijke DSM N.V.	17,471	1,490,585
Koninklijke KPN N.V.	506,582	1,743,083
Koninklijke Philips N.V.	78,895	3,215,200
NN Group N.V.	17,034	713,342
Randstad Holding N.V.	15,198	935,013
RELX N.V.	32,316	729,591
Royal Dutch Shell plc, A Shares	462,701	14,569,413
Royal Dutch Shell plc, B Shares	707,348	22,774,674
SNS Reaal N.V. *(a)(d)	124,822	—
Unilever N.V. CVA	87,350	5,074,153
Wolters Kluwer N.V.	14,962	733,326
X5 Retail Group N.V. GDR *	8,305	341,336
		68,316,605

38
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
New Zealand 0.1%
Contact Energy Ltd.	77,550	305,216
Fletcher Building Ltd.	101,920	514,107
Spark New Zealand Ltd.	225,199	567,392
		1,386,715

Norway 0.9%
DNB A.S.A.	72,677	1,402,621
Marine Harvest A.S.A. *	29,324	572,622
Norsk Hydro A.S.A.	151,530	1,172,592
Orkla A.S.A.	65,811	644,631
Statoil A.S.A. (a)	284,976	5,790,003
Telenor A.S.A.	88,832	1,886,236
Yara International A.S.A.	31,288	1,485,951
		12,954,656

Portugal 0.2%
EDP - Energias de Portugal S.A.	447,598	1,596,232
Galp Energia, SGPS, S.A.	60,353	1,122,086
Jeronimo Martins, SGPS, S.A.	16,366	297,356
		3,015,674

Singapore 0.8%
CapitaLand Ltd.	134,100	361,130
ComfortDelGro Corp., Ltd.	211,400	313,392
DBS Group Holdings Ltd.	98,356	1,642,403
Flex Ltd. *	53,124	945,607
Hutchison Port Holdings Trust, Class U	622,600	267,721
Jardine Cycle & Carriage Ltd.	13,500	390,372
Keppel Corp., Ltd.	226,600	1,247,267
Oversea-Chinese Banking Corp., Ltd.	177,397	1,549,318
Sembcorp Industries Ltd.	174,100	421,661
Singapore Airlines Ltd.	79,970	602,682
Singapore Press Holdings Ltd.	144,300	285,756
Singapore Telecommunications Ltd.	606,786	1,669,854
United Overseas Bank Ltd.	68,552	1,238,439
Wilmar International Ltd.	244,966	609,586
		11,545,188

Spain 4.0%
Abertis Infraestructuras S.A.	43,976	951,148
Acciona S.A.	4,668	386,530
ACS Actividades de Construccion y Servicios S.A.	26,284	1,036,091
Aena SME S.A.	2,057	377,405
Amadeus IT Group S.A.	11,326	768,456
Banco Bilbao Vizcaya Argentaria S.A.	456,785	3,994,342
Banco De Sabadell S.A.	397,037	794,952
Banco Santander S.A.	2,506,517	16,992,456
CaixaBank S.A.	180,022	842,213
Distribuidora Internacional de Alimentacion S.A.	86,338	422,278
Enagas S.A.	16,779	483,298
Endesa S.A.	81,180	1,858,067
Ferrovial S.A.	38,943	845,710
Gas Natural SDG S.A.	50,089	1,071,780
Grifols S.A.	10,434	326,531
Iberdrola S.A.	562,554	4,546,002
Industria de Diseno Textil S.A.	37,479	1,400,891
Mapfre S.A.	132,862	434,525
Red Electrica Corp. S.A.	28,672	634,870
Repsol S.A.	315,103	5,904,840
Telefonica S.A.	985,966	10,338,310
		54,410,695

39
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Sweden 2.5%
Alfa Laval AB	21,242	537,951
Assa Abloy AB, Class B	36,940	778,800
Atlas Copco AB, A Shares	45,025	1,974,411
Atlas Copco AB, B Shares	22,540	894,797
Autoliv, Inc.	8,337	1,040,958
Boliden AB	23,541	823,741
Electrolux AB, B Shares	20,883	738,143
Essity AB, Class B *	18,292	546,738
Getinge AB, B Shares	22,403	440,972
Hennes & Mauritz AB, B Shares	92,847	2,330,004
Hexagon AB, B Shares	8,846	453,579
Husqvarna AB, B Shares	32,140	313,982
Nordea Bank AB	220,057	2,659,324
Sandvik AB	87,398	1,595,318
Securitas AB, B Shares	34,016	596,842
Skandinaviska Enskilda Banken AB, A Shares	85,769	1,056,984
Skanska AB, B Shares	39,900	874,950
SKF AB, B Shares	38,577	896,484
SSAB AB, A Shares *	16,713	82,052
SSAB AB, B Shares *	74,435	300,057
Svenska Cellulosa AB, S.C.A., B Shares	42,201	396,266
Svenska Handelsbanken AB, A Shares	91,285	1,308,327
Swedbank AB, A Shares	67,168	1,666,959
Swedish Match AB	14,253	536,924
Tele2 AB, B Shares	89,272	1,135,517
Telefonaktiebolaget LM Ericsson, B Shares	599,925	3,775,375
Telia Co. AB (a)	484,134	2,240,796
Trelleborg AB, B Shares	16,809	416,252
Volvo AB, A Shares	19,822	392,590
Volvo AB, B Shares	148,122	2,933,740
		33,738,833

Switzerland 6.1%
ABB Ltd.	163,129	4,260,119
Adecco Group AG	22,852	1,813,016
Aryzta AG *	11,916	378,335
Baloise Holding AG	2,931	462,094
Chocoladefabriken Lindt & Spruengli AG	35	393,500
Cie Financiere Richemont S.A.	30,133	2,777,849
Clariant AG *	21,288	535,604
Coca-Cola HBC AG CDI *	15,986	540,281
Credit Suisse Group AG *	159,987	2,521,207
Ferguson plc	26,768	1,871,885
Geberit AG	1,017	460,450
Georg Fischer AG	319	393,030
Givaudan S.A.	396	884,382
Glencore plc *	1,959,817	9,452,588
Idorsia Ltd. *	1,447	28,517
Julius Baer Group Ltd. *	5,901	349,030
Kuehne & Nagel International AG	3,814	666,366
LafargeHolcim Ltd. *	33,557	1,894,792
Lonza Group AG *	1,979	525,743
Nestle S.A.	182,227	15,332,307
Novartis AG	137,701	11,357,473
Roche Holding AG	35,957	8,310,777
Roche Holding AG - Bearer Shares	1,369	318,131
Schindler Holding AG	1,974	446,459
SGS S.A.	262	647,020
Sika AG	88	651,329
STMicroelectronics N.V.	44,266	1,042,652
Swiss Life Holding AG *	1,840	639,528
Swiss Prime Site AG *	2,965	253,064
Swiss Re AG	40,278	3,790,574
Swisscom AG	2,252	1,137,766
TE Connectivity Ltd.	20,621	1,875,892
40
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Swatch Group AG	3,510	264,572
The Swatch Group AG - Bearer Shares	2,427	951,248
UBS Group AG *	115,620	1,967,055
Zurich Insurance Group AG	15,196	4,637,288
		83,831,923

United Kingdom 15.4%
3i Group plc	36,892	470,821
Admiral Group plc	13,360	341,292
Aggreko plc	37,926	471,981
Anglo American plc	190,577	3,594,856
Antofagasta plc	50,209	636,330
Ashtead Group plc	20,891	538,142
Associated British Foods plc	25,865	1,144,764
AstraZeneca plc	124,011	8,390,704
Aviva plc	265,000	1,777,733
Babcock International Group plc	44,863	483,740
BAE Systems plc	254,587	2,005,467
Balfour Beatty plc	124,990	454,699
Barclays plc	1,893,117	4,671,665
Barratt Developments plc	59,223	514,933
Bellway plc	6,809	330,140
BHP Billiton plc	319,597	5,786,506
Booker Group plc	174,494	466,289
BP plc	4,625,837	31,375,468
British American Tobacco plc	119,400	7,714,413
BT Group plc	762,401	2,626,876
Bunzl plc	19,866	618,836
Burberry Group plc	30,915	780,833
Capita plc	69,513	484,090
Carillion plc (a)	245,168	148,052
Carnival plc	9,956	656,382
Centrica plc	1,045,793	2,358,439
CNH Industrial N.V.	73,623	939,330
Cobham plc *	204,175	376,933
Coca-Cola European Partners plc	23,225	948,974
Compass Group plc	83,864	1,841,179
Croda International plc	6,072	337,449
DCC plc	6,602	626,090
Debenhams plc	488,917	284,060
Diageo plc	111,157	3,795,880
Direct Line Insurance Group plc	183,613	906,227
Dixons Carphone plc	94,909	218,606
Drax Group plc	93,605	345,341
DS Smith plc	71,256	492,803
easyJet plc	34,379	611,425
Fiat Chrysler Automobiles N.V. *	195,879	3,386,998
FirstGroup plc *	420,975	614,984
G4S plc	143,552	535,653
GKN plc	163,070	687,316
GlaxoSmithKline plc	401,942	7,213,786
Greene King plc	28,689	206,146
Hiscox Ltd.	19,548	370,685
HSBC Holdings plc	1,675,522	16,361,670
IMI plc	24,114	391,264
Imperial Brands plc	73,058	2,978,688
Inchcape plc	64,158	665,951
Informa plc	35,462	328,243
Inmarsat plc	33,916	279,757
InterContinental Hotels Group plc	12,287	680,716
International Consolidated Airlines Group S.A.	63,123	533,128
Intertek Group plc	6,805	490,239
Investec plc	44,175	302,272
ITV plc	291,190	636,515
J. Sainsbury plc	643,651	2,072,699
John Wood Group plc	113,706	1,075,182
Johnson Matthey plc	31,390	1,409,275
41
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Kingfisher plc	422,122	1,755,027
Land Securities Group plc	36,431	467,911
Legal & General Group plc	367,349	1,302,462
Liberty Global plc, Class A *	18,594	573,625
Liberty Global plc, Series C *	38,473	1,149,958
Lloyds Banking Group plc	4,498,497	4,077,575
Man Group plc	241,435	620,868
Marks & Spencer Group plc	345,569	1,579,384
Meggitt plc	68,225	469,663
Mondi plc	27,415	663,010
National Grid plc	342,238	4,119,675
Next plc	17,446	1,140,386
Old Mutual plc	428,584	1,087,201
Pearson plc	140,243	1,309,538
Pennon Group plc	31,552	332,766
Persimmon plc	15,697	584,160
Petrofac Ltd.	40,504	225,649
Phoenix Group Holdings	39,745	399,494
Provident Financial plc	13,620	168,503
Prudential plc	98,891	2,427,316
Reckitt Benckiser Group plc	28,027	2,507,482
RELX plc	35,907	826,252
Rio Tinto plc	142,637	6,741,112
Rolls-Royce Holdings plc *	198,037	2,559,228
Rolls-Royce Holdings plc, C Shares *(d)	9,109,702	12,099
Royal Bank of Scotland Group plc *	254,048	954,348
Royal Mail plc	207,745	1,033,031
RSA Insurance Group plc	74,554	622,550
Severn Trent plc	20,334	570,153
Sky plc *	89,074	1,115,585
Smith & Nephew plc	45,555	859,239
Smiths Group plc	31,321	653,540
Spectris plc	8,651	294,121
SSE plc	145,662	2,675,214
Standard Chartered plc *	326,465	3,251,549
Standard Life Aberdeen plc	237,816	1,357,032
Subsea 7 S.A.	37,273	628,324
Tate & Lyle plc	53,418	458,875
Taylor Wimpey plc	171,156	453,577
Tesco plc	1,744,120	4,202,609
The Berkeley Group Holdings plc	9,037	449,013
The British Land Co., plc	31,728	253,323
The Sage Group plc	65,551	648,863
The Weir Group plc	18,834	488,265
Travis Perkins plc	38,856	784,420
Unilever plc	60,905	3,451,727
United Utilities Group plc	55,992	619,473
Vodafone Group plc	4,147,071	11,862,026
Whitbread plc	12,190	597,876
William Hill plc	102,888	353,062
WM Morrison Supermarkets plc	608,523	1,812,006
WPP plc	85,749	1,515,975
		210,855,035
Total Common Stock
(Cost $1,237,498,521)		1,351,359,417

Preferred Stock 0.8% of net assets

Germany 0.7%
Automobiles & Components 0.6%
Volkswagen AG	41,057	7,517,666
Household & Personal Products 0.1%
Henkel AG & Co. KGaA	9,243	1,297,868
42
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Materials 0.0%
Fuchs Petrolub SE	4,564	257,010
		9,072,544

Italy 0.1%
Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	91,352	287,914
Telecommunication Services 0.1%
Telecom Italia S.p.A. - RSP	1,716,871	1,219,789
		1,507,703

Spain 0.0%
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A., Class B	6,295	147,855
Total Preferred Stock
(Cost $9,848,864)		10,728,102

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. expires 11/01/17 *	2,479,472	118,416
Ferrovial S.A. expires 11/13/17 *	38,943	18,735
Total Rights
(Cost $135,047)		137,151

Other Investment Company 1.3% of net assets

United States 1.3%
Securities Lending Collateral 1.3%
Wells Fargo Government Money Market Fund, Select Class 0.96% (b)	17,604,440	17,604,440
Total Other Investment Company
(Cost $17,604,440)		17,604,440
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.8% of net assets

Time Deposits 0.8%
Australia & New Zealand Banking Group Ltd.
New Zealand Dollar
0.95%, 11/01/17 (c)	62,914	43,052
BNP Paribas
Hong Kong Dollar
0.01%, 11/01/17 (c)	671,974	86,135
Singapore Dollar
0.01%, 11/01/17 (c)	100,054	73,402
Brown Brothers Harriman
Norwegian Krone
0.05%, 11/01/17 (c)	23,889	2,925
Swiss Franc
(1.45%), 11/01/17 (c)	350,369	351,194
Citibank
Euro
(0.57%), 11/01/17 (c)	270,640	315,255
National Australia Bank
Australian Dollar
0.49%, 11/01/17 (c)	52,237	39,980
43
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Skandinaviska Enskilda Banken
Swedish Krone
(0.89%), 11/01/17 (c)	457,095	54,600
Sumitomo Mitsui Banking Corp.
Great British Pound
0.05%, 11/01/17 (c)	75,754	100,613
Japanese Yen
(0.24%), 11/01/17 (c)	3,999,040	35,170
U.S. Dollar
0.60%, 11/01/17 (c)	9,791,480	9,791,480
Wells Fargo
Canadian Dollar
0.15%, 11/01/17 (c)	192,280	149,043
Total Short-Term Investments
(Cost $11,042,849)		11,042,849

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	86	8,631,820	48,896

End of Investments.

At 10/31/17, the values of certain foreign securities held by the fund aggregating $1,229,222,090 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,804,058.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
44
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 98.9% of net assets

Australia 5.7%
Adelaide Brighton Ltd.	122,334	582,393
ALS Ltd.	157,406	945,041
Ansell Ltd.	30,508	561,563
Ardent Leisure Group	200,997	288,538
Aristocrat Leisure Ltd.	39,193	708,541
ASX Ltd.	21,946	908,018
AusNet Services	510,270	691,947
Austal Ltd.	71,556	96,582
Australian Pharmaceutical Industries Ltd.	308,950	356,629
Automotive Holdings Group Ltd.	206,099	511,356
Bank of Queensland Ltd.	93,127	953,364
Beach Energy Ltd.	777,372	581,548
Bega Cheese Ltd.	56,460	318,091
carsales.com Ltd.	27,779	291,718
Challenger Ltd.	68,496	698,702
Charter Hall Retail REIT	62,564	194,618
Cleanaway Waste Management Ltd.	620,579	714,179
Cochlear Ltd.	6,147	828,027
Computershare Ltd.	92,643	1,107,504
Cromwell Property Group	289,429	221,547
Crown Resorts Ltd.	109,516	973,831
CSR Ltd.	276,306	1,005,013
Dexus	129,138	966,984
DuluxGroup Ltd.	83,592	472,098
Event Hospitality & Entertainment Ltd.	29,639	303,235
Fairfax Media Ltd.	1,311,892	1,105,137
Flight Centre Travel Group Ltd.	18,468	662,103
G.U.D. Holdings Ltd.	33,641	307,684
G8 Education Ltd.	35,640	124,502
Genworth Mortgage Insurance Australia Ltd.	137,681	299,654
GrainCorp Ltd., Class A	146,204	952,254
GWA Group Ltd.	124,588	243,246
Harvey Norman Holdings Ltd. (a)	151,208	438,000
Healthscope Ltd.	174,537	262,178
Inghams Group Ltd. (a)	115,910	315,344
Investa Office Fund	67,331	231,236
InvoCare Ltd.	18,989	246,884
IOOF Holdings Ltd.	75,044	618,990
IRESS Ltd.	25,046	225,799
JB Hi-Fi Ltd.	46,886	823,110
McMillan Shakespeare Ltd.	22,379	270,120
Mineral Resources Ltd.	56,875	758,982
Monadelphous Group Ltd.	75,165	977,256
Myer Holdings Ltd.	1,353,122	792,780
Navitas Ltd.	93,338	341,367
nib Holdings Ltd.	115,158	556,216
Nine Entertainment Co. Holdings Ltd.	288,148	331,078
Nufarm Ltd.	58,392	406,458
OceanaGold Corp.	103,772	278,313
Orora Ltd.	323,506	843,576
OZ Minerals Ltd.	154,177	952,054
Pact Group Holdings Ltd.	26,285	116,683
Perpetual Ltd.	7,719	286,876
Premier Investments Ltd.	31,088	315,478
Primary Health Care Ltd.	258,311	677,039
45
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Qantas Airways Ltd.	323,828	1,528,348
Qube Holdings Ltd.	151,747	299,009
Ramsay Health Care Ltd.	16,677	855,024
Regis Resources Ltd.	34,169	101,504
Resolute Mining Ltd.	204,150	160,107
Sandfire Resources NL	20,680	91,055
SEEK Ltd.	35,358	497,889
Seven Group Holdings Ltd.	38,847	395,283
Seven West Media Ltd.	1,025,569	530,941
Sigma Healthcare Ltd.	874,035	505,415
South32 Ltd.	195,344	510,249
Southern Cross Media Group Ltd.	322,661	277,252
Spotless Group Holdings Ltd.	701,373	590,908
Super Retail Group Ltd.	63,884	380,322
Sydney Airport	130,479	710,886
The GPT Group	242,841	948,250
The Star Entertainment Grp Ltd.	201,574	888,861
TPG Telecom Ltd.	47,576	196,918
Treasury Wine Estates Ltd.	77,815	934,086
Vicinity Centres	240,070	487,972
Village Roadshow Ltd. *	70,720	203,092
Virgin Australia International Holdings *(d)	176,214	—
Washington H Soul Pattinson & Co., Ltd.	25,886	331,153
Western Areas Ltd. (a)	121,077	258,308
Whitehaven Coal Ltd. *	187,050	534,630
		42,258,926

Austria 1.1%
ams AG *	5,886	537,019
ANDRITZ AG	16,793	949,506
Austria Technologie & Systemtechnik AG	18,022	385,846
BUWOG AG *	12,272	353,945
CA Immobilien Anlagen AG	10,118	288,756
IMMOFINANZ AG *	219,721	555,289
Lenzing AG	1,681	227,533
Oesterreichische Post AG	15,205	675,196
Rhi Magnesita N.V. *	12,748	565,631
S IMMO AG	7,171	126,341
Schoeller-Bleckmann Oilfield Equipment AG *	3,334	311,232
Semperit AG Holding	3,496	102,215
Telekom Austria AG *	49,731	465,590
UNIQA Insurance Group AG	35,796	366,762
Verbund AG	14,332	348,040
Vienna Insurance Group AG Wiener Versicherung Gruppe	19,483	570,353
Wienerberger AG	44,881	1,151,532
Zumtobel Group AG	12,659	216,430
		8,197,216

Belgium 1.2%
Ackermans & van Haaren N.V.	2,718	465,496
AGFA-Gevaert N.V. *	93,821	440,807
Barco N.V.	4,407	451,511
Befimmo S.A.	4,055	251,950
Bekaert N.V.	15,694	742,353
bpost S.A.	35,761	1,008,247
Cie d'Entreprises CFE	1,581	231,188
Cofinimmo S.A.	4,261	540,587
D'ieteren S.A./N.V.	18,135	829,389
Elia System Operator S.A./N.V.	9,649	559,694
Euronav N.V.	38,584	319,754
Gimv N.V.	6,503	391,922
Nyrstar N.V. *(a)	71,346	569,604
Ontex Group N.V.	13,752	483,694
Orange Belgium S.A.	19,948	462,063
Sofina S.A.	666	100,154
46
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Telenet Group Holding N.V. *	12,571	869,407
Tessenderlo Group S.A. *	10,666	511,848
		9,229,668

Canada 8.6%
Aecon Group, Inc.	45,472	684,847
AGF Management Ltd., Class B	88,546	570,357
Aimia, Inc.	192,999	378,488
Air Canada *	13,636	270,162
Algonquin Power & Utilities Corp.	34,800	372,520
Allied Properties Real Estate Investment Trust	3,300	105,745
AltaGas Ltd.	36,049	821,798
Artis Real Estate Investment Trust	32,073	345,815
AutoCanada, Inc.	15,400	278,253
Bird Construction, Inc.	35,819	271,537
Boardwalk Real Estate Investment Trust (a)	6,677	206,039
Bombardier, Inc., Class B *	631,500	1,336,327
Bonavista Energy Corp.	365,700	776,698
Bonterra Energy Corp.	12,222	143,905
CAE, Inc.	51,019	904,034
Canadian Apartment Properties REIT	10,399	274,625
Canadian Real Estate Investment Trust	6,751	243,854
Canadian Solar, Inc. *	20,419	359,579
Canadian Utilities Ltd., Class A	45,300	1,368,024
Canadian Western Bank	20,839	587,000
Canfor Corp. *	38,195	759,696
Capital Power Corp.	41,199	780,166
Cascades, Inc.	41,619	501,325
CCL Industries, Inc., Class B	12,490	601,991
Centerra Gold, Inc. *	89,677	608,922
CES Energy Solutions Corp.	52,642	283,592
Chartwell Retirement Residences	21,200	252,244
Chemtrade Logistics Income Fund	26,881	407,559
Cineplex, Inc.	16,160	488,771
Cogeco Communications, Inc.	7,631	548,620
Cogeco, Inc.	3,500	238,578
Colliers International Group, Inc.	4,434	259,867
Cominar Real Estate Investment Trust	33,513	359,522
Constellation Software, Inc.	888	505,212
Corus Entertainment, Inc., Class B	34,543	320,502
Cott Corp.	35,600	533,683
Crew Energy, Inc. *	48,916	165,695
Dominion Diamond Corp.	33,687	479,415
Dorel Industries, Inc., Class B	24,136	629,358
Dream Global Real Estate Investment Trust	31,580	272,938
Dream Office Real Estate Investment Trust	23,317	395,274
Eldorado Gold Corp.	232,808	292,341
EnerCare, Inc.	17,640	274,971
Enerflex Ltd.	34,249	465,910
Ensign Energy Services, Inc. (a)	147,589	759,624
Entertainment One Ltd.	135,756	509,540
Exchange Income Corp. (a)	10,930	293,986
Extendicare, Inc.	41,100	298,509
First Capital Realty, Inc.	27,178	431,022
FirstService Corp.	1,700	118,345
Franco-Nevada Corp.	8,028	637,959
Genworth MI Canada, Inc. (a)	18,005	559,507
Gran Tierra Energy, Inc. *	167,451	364,729
Granite Real Estate Investment Trust	7,204	278,310
Great Canadian Gaming Corp. *	12,527	297,712
H&R Real Estate Investment Trust	33,704	559,600
Home Capital Group, Inc. (a)	37,070	401,130
Hudbay Minerals, Inc.	42,656	317,085
Hudson's Bay Co. (a)	73,700	643,825
Hydro One Ltd.	23,300	411,963
IAMGOLD Corp. *	156,568	859,237
IGM Financial, Inc.	35,700	1,258,258
47
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Industrial Alliance Insurance & Financial Services, Inc.	21,024	952,688
Innergex Renewable Energy, Inc.	20,000	218,433
Interfor Corp. *	21,895	356,403
Intertape Polymer Group, Inc.	12,485	184,260
Just Energy Group, Inc.	51,514	286,699
Kinross Gold Corp. *	283,100	1,119,146
Laurentian Bank of Canada	9,311	433,036
Linamar Corp.	18,632	1,130,543
Lundin Mining Corp.	76,525	583,680
Maple Leaf Foods, Inc.	32,463	841,959
Martinrea International, Inc.	66,171	648,836
Maxar Technologies Ltd.	13,699	866,580
Medical Facilities Corp.	15,286	166,711
MEG Energy Corp. *	106,462	472,853
Morneau Shepell, Inc.	14,512	241,735
Mullen Group Ltd.	56,192	737,408
Nevsun Resources Ltd.	142,981	336,921
New Flyer Industries, Inc.	7,292	309,406
New Gold, Inc. *	102,292	338,568
Norbord, Inc.	8,600	309,976
Northland Power, Inc.	21,246	406,278
Open Text Corp.	19,350	676,598
Pan American Silver Corp.	23,130	377,940
Parex Resources, Inc. *	23,100	307,260
Pason Systems, Inc.	26,296	381,772
Pengrowth Energy Corp. *(a)	1,065,800	1,197,899
Peyto Exploration & Development Corp.	30,502	416,119
PrairieSky Royalty Ltd.	4,800	127,767
Precision Drilling Corp. *	237,700	713,045
Premium Brands Holdings Corp.	2,300	186,125
Quebecor, Inc., Class B	34,200	1,290,486
Restaurant Brands International, Inc.	8,200	529,781
Richelieu Hardware Ltd.	14,414	377,528
RioCan Real Estate Investment Trust	36,720	696,487
Ritchie Bros. Auctioneers, Inc.	13,255	371,728
Rogers Sugar, Inc.	21,383	105,249
Russel Metals, Inc.	46,517	1,039,881
Secure Energy Services, Inc.	49,831	324,842
SEMAFO, Inc. *	90,100	226,280
ShawCor Ltd.	33,096	717,281
SmartCentres Real Estate Investment Trust	14,325	321,788
Stantec, Inc.	22,748	649,943
Stella-Jones, Inc.	5,600	218,774
Student Transportation, Inc. (a)	36,095	211,237
SunOpta, Inc. *	12,600	117,200
Superior Plus Corp.	82,243	828,104
TFI International, Inc.	35,770	863,404
The Jean Coutu Group (PJC), Inc., Class A	34,214	649,220
The North West Co., Inc.	24,815	605,516
TMX Group Ltd.	9,000	491,753
Toromont Industries Ltd.	16,781	739,738
Tourmaline Oil Corp. *	20,477	374,748
Transcontinental, Inc., Class A	38,520	855,137
Trinidad Drilling Ltd. *	237,496	312,955
Uni-Select, Inc.	16,220	350,526
Waste Connections, Inc.	24,851	1,755,809
Western Forest Products, Inc.	203,895	414,080
Westshore Terminals Investment Corp.	15,656	298,654
Wheaton Precious Metals Corp.	38,062	789,799
Whitecap Resources, Inc.	51,600	370,371
Winpak Ltd.	3,400	131,246
WSP Global, Inc.	16,523	740,532
Yamana Gold, Inc.	408,900	1,061,790
Yellow Pages Ltd. *(a)	95,555	613,282
		64,497,893

48
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Denmark 1.4%
Chr. Hansen Holding A/S	6,378	558,138
D/S Norden A/S *	19,805	411,431
Dfds A/S	7,955	461,326
FLSmidth & Co. A/S	18,267	1,252,235
GN Store Nord A/S	24,246	802,386
H. Lundbeck A/S	6,806	404,602
Jyske Bank A/S	9,675	546,716
Matas A/S	17,192	192,513
Nets A/S *	5,943	151,732
Nilfisk Holding A/S *	8,929	429,101
NKT A/S *	8,929	382,797
Orsted A/S	8,093	453,506
Per Aarsleff Holding A/S	10,843	300,428
Rockwool International A/S, B Shares	3,909	1,061,245
Royal Unibrew A/S	7,635	439,581
Scandinavian Tobacco Group A/S	8,581	145,071
Schouw & Co.	3,706	385,659
SimCorp A/S	3,487	212,959
Sydbank A/S	13,244	517,025
Topdanmark A/S *	9,875	405,949
Tryg A/S	27,113	645,891
William Demant Holding A/S *	15,326	442,296
		10,602,587

Finland 1.4%
Amer Sports Oyj *	29,871	743,210
Cargotec Oyj, B Shares	13,029	769,145
Caverion Oyj *	51,919	393,106
Cramo Oyj	14,458	320,997
Finnair Oyj	13,373	174,468
Huhtamaki Oyj	20,081	855,346
Kemira Oyj	47,550	669,968
Konecranes Oyj	14,144	651,242
Metsa Board Oyj	73,186	542,901
Outokumpu Oyj	76,043	718,831
Outotec Oyj *	61,478	489,038
Pkc Group Oyj *(a)(d)	9,747	267,382
Raisio Oyj, V Shares	26,229	108,463
Ramirent Oyj	32,566	299,683
Sanoma Oyj	61,914	734,953
Tieto Oyj	30,274	926,886
Tikkurila Oyj	14,586	288,329
Uponor Oyj	17,777	358,033
Valmet Oyj	36,905	715,544
Yit Oyj	87,099	661,935
		10,689,460

France 4.0%
Aeroports de Paris	5,845	984,094
Alten S.A.	6,501	568,944
Altran Technologies S.A.	23,819	440,527
Amundi S.A.	5,063	429,095
BioMerieux	6,155	482,779
Coface S.A. *	40,065	437,761
Dassault Aviation S.A.	242	377,332
Dassault Systemes S.A.	9,772	1,037,359
Derichebourg S.A.	20,618	219,847
Edenred	39,785	1,146,947
Elior Group S.A.	23,897	678,633
Elis S.A.	51,416	1,333,648
Euler Hermes Group	5,061	587,134
Europcar Groupe S.A.	17,354	248,190
Fnac Darty S.A. *	7,453	704,427
Fonciere Des Regions	6,333	644,883
49
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Gecina S.A.	6,183	1,003,275
Groupe Eurotunnel SE	83,514	1,049,665
Havas S.A.	35,704	383,957
ICADE	9,556	834,848
Iliad S.A.	3,880	968,521
Imerys S.A.	11,173	1,017,366
Ingenico Group S.A.	7,121	691,509
Ipsen S.A.	3,915	473,353
IPSOS	15,997	591,260
JCDecaux S.A.	20,219	773,461
Korian S.A.	10,916	354,750
Mercialys S.A.	16,110	313,857
Mersen S.A.	2,731	119,772
Metropole Television S.A.	26,678	616,760
Neopost S.A.	26,757	986,280
Nexans S.A.	15,671	1,025,626
Nexity S.A. *	14,387	884,256
Orpea	5,036	603,357
Plastic Omnium S.A.	14,499	604,572
Remy Cointreau S.A.	3,593	466,662
SEB S.A.	5,795	1,079,930
Societe BIC S.A.	8,372	884,005
Sopra Steria Group	2,986	560,171
SPIE S.A.	12,155	319,815
Tarkett S.A.	6,065	257,997
Technicolor S.A.	142,687	505,625
Television Francaise	62,647	890,689
UBISOFT Entertainment *	14,365	1,096,044
Vicat S.A.	7,204	557,285
		30,236,268

Germany 2.7%
Aareal Bank AG	13,887	577,385
Axel Springer SE	15,120	1,018,031
Bechtle AG	9,739	779,470
CANCOM SE	3,707	273,852
Deutsche Pfandbriefbank AG	26,651	383,593
Deutsche Wohnen SE	22,362	957,101
Drillisch AG	6,310	447,639
Duerr AG	4,814	666,208
ElringKlinger AG (a)	18,705	327,138
Fielmann AG	4,531	398,130
Fraport AG Frankfurt Airport Services Worldwide	9,793	930,567
Gerresheimer AG	7,116	569,182
Grammer AG	4,556	264,708
Heidelberger Druckmaschinen AG *	83,778	334,920
Hella GmbH & Co. KGaA	12,686	766,282
Jenoptik AG	11,675	393,498
Krones AG	4,425	559,845
LEG Immobilien AG	7,870	801,673
Nordex SE *(a)	7,461	77,485
Norma Group SE	6,989	476,326
Pfeiffer Vacuum Technology AG	2,048	328,857
Rhoen-Klinikum AG	21,884	764,278
SAF-Holland S.A.	18,560	367,641
Scout24 AG	4,603	184,519
Siltronic AG *	7,771	1,159,804
SMA Solar Technology AG (a)	12,212	568,414
Software AG	13,316	677,992
STADA Arzneimittel AG	12,291	1,181,882
TAG Immobilien AG	19,257	331,988
Talanx AG *	13,998	549,742
TLG Immobilien AG	5,310	123,170
United Internet AG	15,151	960,882
Wacker Chemie AG	6,380	996,427
50
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Wirecard AG	5,162	512,845
Zalando SE *	2,341	117,849
		19,829,323

Greece 0.0%
TT Hellenic Postbank S.A. *(d)	24,275	—

Hong Kong 4.5%
AAC Technologies Holdings, Inc.	48,000	880,182
ASM Pacific Technology Ltd.	40,200	586,536
BOC Aviation Ltd.	29,500	158,646
Brightoil Petroleum Holdings Ltd. *(d)	1,150,000	221,114
Cafe De Coral Holdings Ltd.	96,000	295,394
Cathay Pacific Airways Ltd. *	647,000	1,106,845
China Travel International Investment Hong Kong Ltd.	438,000	162,394
Chow Sang Sang Holdings International Ltd.	106,000	231,177
Chow Tai Fook Jewellery Group Ltd.	436,400	456,152
CK Infrastructure Holdings Ltd.	11,000	95,778
Dairy Farm International Holdings Ltd.	68,800	562,694
Far East Consortium International Ltd.	183,000	99,958
FIH Mobile Ltd.	1,824,000	572,765
First Pacific Co., Ltd.	1,178,000	896,931
Giordano International Ltd.	610,000	344,873
Global Brands Group Holding Ltd. *	4,700,000	548,405
Great Eagle Holdings Ltd.	55,000	302,798
Hang Lung Group Ltd.	200,000	702,735
Hang Lung Properties Ltd.	389,000	893,251
Henderson Land Development Co., Ltd.	132,643	865,614
HK Electric Investments & HK Electric Investments Ltd.	268,500	247,129
HKBN Ltd.	85,000	86,307
Hopewell Holdings Ltd.	56,500	216,951
Huabao International Holdings Ltd.	682,000	442,516
Hutchison Telecommunications Hong Kong Holdings Ltd.	738,000	264,966
Hysan Development Co., Ltd.	68,000	328,549
Johnson Electric Holdings Ltd.	52,000	209,799
Ju Teng International Holdings Ltd.	830,000	295,941
K Wah International Holdings Ltd.	158,000	90,768
Kerry Logistics Network Ltd.	188,500	259,903
Kerry Properties Ltd.	210,000	945,063
Luk Fook Holdings International Ltd.	192,000	812,162
Man Wah Holdings Ltd.	106,400	96,127
Melco Resorts & Entertainment Ltd. ADR	23,903	604,268
MGM China Holdings Ltd.	224,000	505,323
Minth Group Ltd.	83,000	448,403
MMG Ltd. *	688,000	311,794
NewOcean Energy Holdings Ltd. *	414,000	105,656
NWS Holdings Ltd.	336,000	680,062
Orient Overseas International Ltd.	135,000	1,299,574
Pacific Basin Shipping Ltd. *	2,064,000	471,312
Pacific Textile Holdings Ltd.	369,000	388,359
Pou Sheng International Holdings Ltd.	897,000	164,450
Power Assets Holdings Ltd.	113,643	985,184
Sa Sa International Holdings Ltd.	524,000	190,155
Seaspan Corp.	15,090	105,630
Semiconductor Manufacturing International Corp. *(a)	587,100	900,866
Shangri-La Asia Ltd.	344,000	684,920
Shougang Fushan Resources Group Ltd.	1,678,000	361,772
Shui On Land Ltd.	1,196,500	296,320
Sino Land Co., Ltd.	504,000	868,665
SITC International Holdings Co., Ltd.	317,000	305,767
SmarTone Telecommunications Holdings Ltd.	199,500	248,391
Stella International Holdings Ltd.	323,500	527,026
Sun Art Retail Group Ltd.	818,000	826,819
Swire Properties Ltd.	170,400	575,819
Techtronic Industries Co., Ltd.	202,500	1,188,718
Television Broadcasts Ltd.	106,400	402,338
51
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Texwinca Holdings Ltd.	548,000	330,908
The Bank of East Asia Ltd.	179,600	788,080
The Hongkong & Shanghai Hotels Ltd.	115,500	188,190
Tingyi (Cayman Islands) Holding Corp.	744,000	1,173,181
Truly International Holdings Ltd.	1,126,000	436,189
Uni-President China Holdings Ltd.	358,000	299,443
Vitasoy International Holdings Ltd.	92,000	212,725
VTech Holdings Ltd.	55,800	793,291
Wynn Macau Ltd.	455,600	1,169,666
Xinyi Glass Holdings Ltd. *	456,000	441,874
		33,561,561

Ireland 0.8%
C&C Group plc	105,581	362,317
Glanbia plc	27,945	540,033
ICON plc *	6,166	732,891
Irish Continental Group plc	37,004	246,489
James Hardie Industries plc CDI	41,322	630,912
Jazz Pharmaceuticals plc *	3,416	483,466
Kingspan Group plc	19,228	804,078
Origin Enterprises plc	44,079	349,149
Paddy Power Betfair plc	5,586	571,301
Total Produce plc	188,313	508,687
UDG Healthcare plc	50,659	622,029
		5,851,352

Israel 0.8%
Azrieli Group Ltd.	4,144	234,117
Cellcom Israel Ltd. *	49,910	482,295
Delek Group Ltd.	2,052	336,731
Elbit Systems Ltd.	3,623	537,706
First International Bank of Israel Ltd.	15,255	289,569
Gazit-Globe Ltd.	24,119	229,556
Israel Discount Bank Ltd., Class A *	323,073	858,207
Mizrahi Tefahot Bank Ltd.	20,836	376,159
Nice Ltd.	8,057	670,569
Partner Communications Co., Ltd. *	66,552	354,597
Paz Oil Co., Ltd.	4,130	674,434
Taro Pharmaceutical Industries Ltd. *	1,030	115,793
The Israel Corp., Ltd. *	3,987	744,427
Tower Semiconductor Ltd. *	3,726	123,413
		6,027,573

Italy 3.1%
A2A S.p.A	725,759	1,246,361
ACEA S.p.A.	20,950	341,162
Alitalia S.p.A. *(d)	14,782	—
Anima Holding S.p.A.	35,930	273,200
Ansaldo STS S.p.A. *	18,577	256,427
Astaldi S.p.A.	44,271	306,529
ASTM S.p.A.	24,949	692,063
Autogrill S.p.A.	41,788	546,640
Azimut Holding S.p.A.	23,090	455,783
Banca Carige S.p.A. *(a)	1,654,386	402,855
Banca Generali S.p.A.	11,006	362,109
Banca Mediolanum S.p.A.	21,125	179,995
Banca Popolare Di Sondrio Scarl	229,386	907,412
Beni Stabili S.p.A	300,014	265,598
Brembo S.p.A.	18,240	301,104
Buzzi Unicem S.p.A.	17,411	484,718
C.I.R. S.p.A. - Compagnie Industriali Riunite	214,635	322,523
Cerved Information Solutions S.p.A	29,251	376,190
Danieli & C Officine Meccaniche S.p.A.	5,865	140,394
Davide Campari-Milano S.p.A.	69,765	558,591
De'Longhi S.p.A.	12,806	419,915
52
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
DiaSorin S.p.A.	3,006	273,441
Enav S.p.A.	41,749	198,738
ERG S.p.A.	41,143	687,730
Esprinet S.p.A.	32,005	153,449
Ferrari N.V.	11,902	1,425,120
Hera S.p.A.	347,791	1,118,869
Interpump Group S.p.A.	12,195	410,470
Iren S.p.A.	286,803	789,102
Italgas S.p.A.	156,161	912,249
Italmobiliare S.p.A.	22,096	594,611
Leonardo S.p.A.	67,862	1,171,434
MARR S.p.A.	9,086	232,103
Moncler S.p.A.	3,933	111,652
OVS S.p.A.	18,431	137,824
Parmalat S.p.A.	94,716	358,572
Piaggio & C. S.p.A.	114,590	374,812
Prada S.p.A.	145,600	502,183
Recordati S.p.A.	10,305	479,071
Safilo Group S.p.A. *(a)	37,026	233,979
Salini Impregilo S.p.A.	87,076	368,192
Saras S.p.A.	209,377	558,731
Societa Cattolica di Assicurazioni SC	62,831	681,021
Societa Iniziative Autostradali e Servizi S.p.A.	37,675	641,170
Tod's S.p.A.	6,242	415,174
Trevi Finanziaria Industriale S.p.A. *(a)	261,520	172,596
Unipol Gruppo S.p.A.	218,494	985,325
UnipolSai Assicurazioni S.p.A.	270,489	615,483
		23,442,670

Japan 37.9%
ABC-Mart, Inc.	6,900	348,056
Acom Co., Ltd. *	65,500	272,302
Activia Properties, Inc.	43	168,286
Adastria Co., Ltd.	12,880	280,738
ADEKA Corp.	40,000	690,912
Advance Residence Investment Corp.	141	331,466
Advantest Corp.	18,400	420,312
Aeon Delight Co., Ltd.	9,400	351,861
AEON Financial Service Co., Ltd.	32,000	687,247
Aeon Mall Co., Ltd.	31,030	554,872
Aica Kogyo Co., Ltd.	13,800	482,661
Aichi Steel Corp.	10,200	413,607
Ain Holdings, Inc.	4,600	314,706
Aisan Industry Co., Ltd.	29,100	333,228
Akebono Brake Industry Co., Ltd. *	93,600	319,423
Alpen Co., Ltd.	13,700	272,496
Alpine Electronics, Inc.	32,700	725,554
Amada Holdings Co., Ltd.	89,900	1,117,099
Amano Corp.	17,300	425,692
Anritsu Corp.	61,600	580,031
AOKI Holdings, Inc.	23,600	329,200
Aoyama Trading Co., Ltd.	21,600	800,387
Aozora Bank Ltd.	27,100	1,060,742
Arata Corp.	7,000	297,451
Arcland Sakamoto Co., Ltd.	21,600	353,046
Asahi Diamond Industrial Co., Ltd.	31,500	305,592
Asahi Holdings, Inc.	17,700	384,204
Asatsu-DK, Inc.	30,200	1,000,967
Asics Corp.	41,500	634,426
ASKUL Corp.	7,500	201,903
Autobacs Seven Co., Ltd.	53,200	914,509
Avex Group Holdings, Inc.	29,300	405,025
Axial Retailing, Inc.	7,200	294,501
Azbil Corp.	21,500	938,836
Belc Co., Ltd.	5,100	284,575
Benesse Holdings, Inc.	32,900	1,115,315
Bic Camera, Inc.	48,900	602,346
53
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
BML, Inc.	8,800	194,812
Bunka Shutter Co., Ltd.	30,400	259,065
Calbee, Inc.	14,300	482,607
Canon Electronics, Inc.	13,900	312,787
Canon Marketing Japan, Inc.	29,800	749,594
Capcom Co., Ltd.	15,000	381,636
Casio Computer Co., Ltd.	61,700	910,481
Cawachi Ltd.	16,700	409,761
Central Glass Co., Ltd.	27,200	608,206
Chiyoda Co., Ltd.	17,700	453,215
Chiyoda Corp. (a)	92,000	544,459
Chudenko Corp.	9,800	298,910
Chugoku Marine Paints Ltd.	30,300	257,441
Citizen Watch Co., Ltd.	135,500	996,190
CKD Corp.	16,000	315,076
Cocokara fine, Inc.	16,100	897,639
COMSYS Holdings Corp.	48,700	1,233,299
Cosmo Energy Holdings Co., Ltd.	12,200	280,257
Cosmos Pharmaceutical Corp.	1,600	333,125
Create SD Holdings Co., Ltd.	10,700	269,340
Credit Saison Co., Ltd.	49,500	996,698
CyberAgent, Inc.	18,100	560,552
Daido Steel Co., Ltd.	14,300	906,042
Daifuku Co., Ltd.	14,700	716,748
Daihen Corp.	31,000	279,338
Daiichikosho Co., Ltd.	12,600	593,745
Daikyo, Inc.	14,900	286,929
Daikyonishikawa Corp.	7,000	118,955
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	2,600	119,061
Daio Paper Corp. (a)	44,200	530,655
Daiseki Co., Ltd.	8,700	215,115
Daiwabo Holdings Co., Ltd.	15,700	623,920
DCM Holdings Co., Ltd.	81,400	747,795
Dena Co., Ltd.	40,086	942,716
Descente Ltd.	7,800	108,333
Dexerials Corp.	11,700	131,836
Disco Corp.	3,600	834,216
DMG Mori Co., Ltd.	29,600	596,901
Doshisha Co., Ltd.	14,200	312,044
Doutor Nichires Holdings Co., Ltd.	15,300	363,258
DTS Corp.	8,700	261,080
Duskin Co., Ltd.	22,000	603,450
DyDo Group Holdings, Inc.	6,300	308,872
Dynam Japan Holdings Co., Ltd.	236,800	370,960
Eagle Industry Co., Ltd.	14,700	285,574
Earth Chemical Co., Ltd.	5,100	239,419
EDION Corp.	93,900	948,647
Eizo Corp.	6,650	275,681
Exedy Corp.	19,800	593,713
Ezaki Glico Co., Ltd.	14,700	815,301
F.C.C. Co., Ltd.	23,100	557,707
FamilyMart UNY Holdings Co., Ltd.	21,600	1,227,689
Fancl Corp.	15,600	411,575
Foster Electric Co., Ltd.	22,600	530,451
FP Corp.	5,900	310,050
Frontier Real Estate Investment Corp.	51	199,820
Fuji Co., Ltd.	11,700	277,096
Fuji Machine Manufacturing Co., Ltd.	25,138	479,472
Fuji Oil Co., Ltd.	104,000	403,922
Fuji Oil Holdings, Inc.	24,600	663,248
Fuji Seal International, Inc.	13,600	446,331
Fuji Soft, Inc.	11,500	349,734
Fujikura Ltd.	141,300	1,233,228
Fujimori Kogyo Co., Ltd.	9,200	318,235
Fujitec Co., Ltd.	21,600	321,538
Fujitsu General Ltd.	16,900	323,212
Fukuda Corp.	2,000	122,426
Fukuoka Financial Group, Inc.	201,000	1,037,402
54
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Fukuoka REIT Corp.	94	133,347
Fukuyama Transporting Co., Ltd.	16,100	522,377
Funai Electric Co., Ltd. (a)	42,800	347,425
Furukawa Co., Ltd.	11,500	208,752
Futaba Corp.	13,900	275,550
Futaba Industrial Co., Ltd.	57,500	558,891
Fuyo General Lease Co., Ltd.	4,900	320,422
G-Tekt Corp.	16,300	349,020
Geo Holdings Corp.	55,900	909,971
Glory Ltd.	19,800	740,482
GLP J-REIT	102	102,247
Godo Steel Ltd.	12,100	243,650
Gree, Inc.	63,200	429,036
GS Yuasa Corp.	162,000	814,576
GungHo Online Entertainment, Inc.	141,400	380,517
Gunze Ltd.	9,900	450,341
H.I.S. Co., Ltd.	17,400	582,642
H2O Retailing Corp.	53,600	991,488
Hamakyorex Co., Ltd.	4,000	112,246
Hamamatsu Photonics K.K.	21,200	686,410
Hazama Ando Corp.	45,600	371,788
Heiwa Corp.	22,700	418,581
Heiwado Co., Ltd.	29,200	637,456
Hikari Tsushin, Inc.	5,500	712,035
Hirose Electric Co., Ltd.	5,895	886,819
Hisamitsu Pharmaceutical Co., Inc.	11,700	644,183
Hitachi Capital Corp.	11,000	268,914
Hitachi Chemical Co., Ltd.	36,800	1,049,381
Hitachi High-Technologies Corp.	25,000	1,046,222
Hitachi Kokusai Electric, Inc.	14,300	396,127
Hitachi Transport System Ltd.	25,700	635,974
Hitachi Zosen Corp.	105,100	553,786
Hogy Medical Co., Ltd.	3,000	205,455
Hokkaido Electric Power Co., Inc.	114,300	900,727
Hokuetsu Kishu Paper Co., Ltd.	76,200	489,049
Hokuhoku Financial Group, Inc.	36,700	604,934
Hokuto Corp.	11,800	206,030
Horiba Ltd.	9,500	566,051
Hoshizaki Corp.	7,800	738,143
Hosiden Corp.	41,300	713,042
House Foods Group, Inc.	22,400	665,560
Hulic Co., Ltd.	27,200	280,595
IDOM, Inc.	49,100	358,065
Inaba Denki Sangyo Co., Ltd.	16,400	719,895
Inabata & Co., Ltd.	51,500	746,577
Internet Initiative Japan, Inc.	12,700	266,205
Iseki & Co., Ltd.	10,700	238,407
Ishihara Sangyo Kaisha Ltd. *	19,300	290,420
Ito En Ltd.	20,100	703,775
Itochu Enex Co., Ltd.	65,100	663,545
Itochu Techno-Solutions Corp.	16,300	634,920
Iwatani Corp.	29,200	880,576
Izumi Co., Ltd.	11,000	570,437
J-Oil Mills, Inc.	3,600	129,297
Jafco Co., Ltd.	2,100	103,790
Japan Airport Terminal Co., Ltd.	9,400	334,127
Japan Aviation Electronics Industry Ltd.	35,500	649,389
Japan Display, Inc. *(a)	506,797	1,093,254
Japan Excellent, Inc.	208	244,211
Japan Exchange Group, Inc.	33,500	603,953
Japan Petroleum Exploration Co., Ltd.	23,000	474,611
Japan Post Insurance Co., Ltd.	22,600	489,742
Japan Prime Realty Investment Corp.	92	295,730
Japan Real Estate Investment Corp.	139	651,652
Japan Retail Fund Investment Corp.	202	358,481
Joyful Honda Co., Ltd.	11,400	307,769
JVC Kenwood Corp.	190,000	595,671
Kadokawa Dwango *	14,500	167,296
55
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Kaga Electronics Co., Ltd.	7,900	236,701
Kagome Co., Ltd.	17,400	579,456
Kakaku.com, Inc.	7,700	105,729
Kaken Pharmaceutical Co., Ltd.	7,600	385,152
Kamigumi Co., Ltd.	51,500	1,232,858
Kanamoto Co., Ltd.	10,300	338,622
Kandenko Co., Ltd.	53,000	521,305
Kanematsu Corp.	93,000	1,223,462
Kansai Paint Co., Ltd.	36,500	938,157
Kasai Kogyo Co., Ltd.	18,800	282,869
Kato Sangyo Co., Ltd.	28,100	876,630
Keihan Holdings Co., Ltd.	21,200	647,779
Keihin Corp.	38,200	704,264
Keikyu Corp.	33,500	692,966
Keisei Electric Railway Co., Ltd.	27,000	815,603
Kenedix Office Investment Corp.	73	391,085
KH Neochem Co., Ltd.	4,700	117,627
Kinden Corp.	71,600	1,209,172
Kintetsu World Express, Inc.	29,200	502,575
Kissei Pharmaceutical Co., Ltd.	10,000	274,910
Kitz Corp.	45,200	387,290
Kobayashi Pharmaceutical Co., Ltd.	9,900	572,428
Kohnan Shoji Co., Ltd.	22,800	487,292
Kokuyo Co., Ltd.	44,600	799,762
Komeri Co., Ltd.	20,400	611,200
Komori Corp.	17,800	250,680
Konami Holdings Corp.	23,400	1,139,702
Konishi Co., Ltd.	7,000	121,811
Konoike Transport Co., Ltd.	23,400	360,067
Kose Corp.	4,200	510,774
Kumagai Gumi Co., Ltd.	11,200	356,032
Kurabo Industries Ltd.	143,000	414,818
Kureha Corp.	8,600	505,860
Kurita Water Industries Ltd.	36,500	1,159,833
Kuroda Electric Co., Ltd.	26,300	469,509
KYB Corp.	13,200	857,049
Kyoei Steel Ltd.	12,600	221,231
Kyokuto Kaihatsu Kogyo Co., Ltd.	5,700	102,075
Kyokuyo Co., Ltd.	3,200	103,305
KYORIN Holdings, Inc.	16,800	345,034
Kyoritsu Maintenance Co., Ltd.	7,700	243,188
Kyowa Exeo Corp.	46,900	1,021,635
Kyudenko Corp.	10,300	454,773
Kyushu Financial Group, Inc.	23,100	146,827
Leopalace21 Corp.	155,500	1,161,156
Life Corp.	8,000	212,795
Lintec Corp.	24,700	686,458
Lion Corp.	36,000	692,731
Mabuchi Motor Co., Ltd.	9,300	488,018
Macnica Fuji Electronics Holdings, Inc.	8,500	178,076
Maeda Corp.	41,000	514,034
Maeda Road Construction Co., Ltd.	33,000	710,649
Makino Milling Machine Co., Ltd.	40,000	377,412
Mandom Corp.	11,800	351,599
Marudai Food Co., Ltd.	72,000	336,814
Maruha Nichiro Corp.	14,700	454,079
Marui Group Co., Ltd.	64,500	987,149
Maruichi Steel Tube Ltd.	16,200	494,930
Maxell Holdings Ltd.	22,200	504,517
McDonald's Holdings Co., Ltd.	18,533	795,668
Mebuki Financial Group, Inc.	142,500	594,496
Megmilk Snow Brand Co., Ltd.	24,800	694,205
Meidensha Corp.	77,000	304,664
Meitec Corp.	6,500	317,508
Ministop Co., Ltd.	10,800	219,174
Miraca Holdings, Inc.	20,400	949,151
Mirait Holdings Corp.	50,500	659,915
Misawa Homes Co., Ltd.	32,100	284,506
56
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
MISUMI Group, Inc.	38,100	1,043,846
Mitsuba Corp.	19,000	317,526
Mitsubishi Logistics Corp.	18,500	479,161
Mitsubishi Shokuhin Co., Ltd.	19,600	581,563
Mitsubishi UFJ Lease & Finance Co., Ltd.	84,700	446,871
Mitsui Engineering & Shipbuilding Co., Ltd.	64,900	849,118
Mitsui-Soko Holdings Co., Ltd. *	84,000	261,389
Miura Co., Ltd.	16,200	381,044
Mixi, Inc.	2,400	117,005
Mizuno Corp.	13,600	386,820
Mochida Pharmaceutical Co., Ltd.	5,000	366,046
Mori Trust Sogo REIT, Inc.	137	195,417
Morinaga & Co., Ltd.	5,400	306,773
Morinaga Milk Industry Co., Ltd.	22,200	852,273
MOS Food Services, Inc.	6,300	192,693
Musashi Seimitsu Industry Co., Ltd.	12,600	401,625
Nabtesco Corp.	27,900	1,108,375
Nachi-Fujikoshi Corp.	70,000	431,482
Namura Shipbuilding Co., Ltd.	52,900	328,279
Nankai Electric Railway Co., Ltd.	26,100	674,758
NEC Networks & System Integration Corp.	20,100	500,899
NET One Systems Co., Ltd.	59,700	740,577
Nexon Co., Ltd. *	25,461	684,879
Nichi-iko Pharmaceutical Co., Ltd.	17,800	276,431
Nichias Corp.	36,000	468,754
Nichicon Corp.	22,800	287,670
Nichiha Corp.	9,700	390,129
NichiiGakkan Co., Ltd.	30,000	309,272
Nichirei Corp.	40,600	1,045,138
Nifco, Inc.	9,500	620,171
Nihon Kohden Corp.	24,600	547,627
Nihon Parkerizing Co., Ltd.	30,900	506,551
Nihon Unisys Ltd.	26,000	430,671
Nikkiso Co., Ltd.	23,600	221,697
Nikkon Holdings Co., Ltd.	24,200	619,789
Nippo Corp.	28,000	584,657
Nippon Accommodations Fund, Inc.	63	242,958
Nippon Building Fund, Inc.	179	862,689
Nippon Densetsu Kogyo Co., Ltd.	14,600	316,868
Nippon Flour Mills Co., Ltd.	39,600	607,553
Nippon Gas Co., Ltd.	7,500	238,606
Nippon Kayaku Co., Ltd.	46,000	730,325
Nippon Light Metal Holdings Co., Ltd.	272,800	802,950
Nippon Paint Holdings Co., Ltd.	13,300	469,206
Nippon Prologis REIT, Inc.	130	273,340
Nippon Seiki Co., Ltd.	25,000	579,326
Nippon Sheet Glass Co., Ltd. *	117,700	943,671
Nippon Shinyaku Co., Ltd.	4,100	290,560
Nippon Shokubai Co., Ltd.	12,900	973,058
Nippon Signal Co., Ltd.	27,600	304,618
Nippon Soda Co., Ltd.	63,000	394,149
Nippon Steel & Sumikin Bussan Corp.	15,900	877,860
Nippon Suisan Kaisha Ltd.	128,600	786,846
Nipro Corp.	49,400	720,205
Nishi-Nippon Railroad Co., Ltd.	26,800	716,431
Nishimatsu Construction Co., Ltd.	21,600	652,108
Nishio Rent All Co., Ltd.	8,600	300,297
Nissan Chemical Industries Ltd.	21,800	813,128
Nissan Shatai Co., Ltd.	83,000	888,153
Nissha Co., Ltd. (a)	9,500	305,586
Nisshin Steel Co., Ltd.	62,000	901,061
Nisshinbo Holdings, Inc.	88,200	1,059,070
Nissin Foods Holdings Co., Ltd.	18,000	1,133,407
Nissin Kogyo Co., Ltd.	28,500	528,090
Nitta Corp.	6,900	284,606
Nittetsu Mining Co., Ltd.	4,700	348,540
Nitto Kogyo Corp.	16,700	286,237
NOF Corp.	25,000	722,508
57
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Nojima Corp.	15,900	370,772
Nomura Co., Ltd.	12,300	256,691
Nomura Real Estate Master Fund, Inc.	88	109,976
Nomura Research Institute Ltd.	26,760	1,134,493
Noritz Corp.	19,800	363,802
North Pacific Bank Ltd.	236,700	796,696
NS Solutions Corp.	11,100	269,834
NTN Corp.	215,000	1,044,317
NTT Urban Development Corp.	27,000	279,470
Obic Co., Ltd.	7,200	476,576
Ohsho Food Service Corp.	5,600	234,136
Oiles Corp.	11,280	222,048
Okamura Corp.	31,500	353,379
Okasan Securities Group, Inc.	41,000	252,913
Oki Electric Industry Co., Ltd.	49,200	687,306
OKUMA Corp.	8,200	504,035
Okumura Corp.	10,200	390,455
Ono Pharmaceutical Co., Ltd.	43,500	996,981
Onward Holdings Co., Ltd.	83,000	699,778
Oracle Corp., Japan	5,200	440,001
OSG Corp.	19,400	419,909
Otsuka Corp.	16,300	1,111,146
Pacific Industrial Co., Ltd.	17,000	221,048
PALTAC Corp.	21,000	834,037
Paramount Bed Holdings Co., Ltd.	6,500	286,644
Park24 Co., Ltd.	20,000	462,306
Penta-Ocean Construction Co., Ltd.	88,200	583,494
Persol Holdings Co., Ltd.	29,700	736,431
Pigeon Corp.	11,600	411,659
Pilot Corp.	2,200	111,231
Piolax, Inc.	8,400	232,386
Pioneer Corp. *	371,900	720,148
Plenus Co., Ltd.	12,400	252,600
Pola Orbis Holdings, Inc.	16,300	519,554
Press Kogyo Co., Ltd.	81,800	460,103
Prima Meat Packers Ltd.	76,000	496,625
Raito Kogyo Co., Ltd.	9,600	98,086
Rakuten, Inc.	87,360	934,822
Relia, Inc.	24,300	285,869
Relo Group, Inc.	14,800	366,411
Renesas Electronics Corp. *	30,100	389,165
Rengo Co., Ltd.	143,500	939,779
Resorttrust, Inc.	14,700	289,437
Riken Corp.	2,300	119,645
Rinnai Corp.	9,200	788,278
Riso Kagaku Corp.	10,800	207,001
Rohto Pharmaceutical Co., Ltd.	26,900	620,923
Round One Corp.	47,100	608,659
Royal Holdings Co., Ltd.	11,900	307,667
Ryobi Ltd.	15,800	406,909
Ryohin Keikaku Co., Ltd.	3,700	1,091,488
Ryosan Co., Ltd.	17,800	722,475
Ryoyo Electro Corp.	15,700	294,790
Saint Marc Holdings Co., Ltd.	7,100	214,545
Saizeriya Co., Ltd.	13,800	425,702
Sakai Chemical Industry Co., Ltd.	11,400	285,089
Sakata INX Corp.	17,400	335,561
San-A Co., Ltd.	7,900	363,544
Sanden Holdings Corp. *	21,100	428,976
Sangetsu Corp.	29,300	539,239
Sanken Electric Co., Ltd.	65,000	408,728
Sanki Engineering Co., Ltd.	26,200	301,529
Sankyo Co., Ltd.	19,800	639,096
Sankyo Tateyama, Inc.	25,000	365,225
Sankyu, Inc.	25,200	1,041,849
Sanrio Co., Ltd. (a)	19,100	316,320
Santen Pharmaceutical Co., Ltd.	64,800	1,029,688
Sanwa Holdings Corp.	57,500	721,067
58
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Sanyo Chemical Industries Ltd.	6,100	320,373
Sanyo Shokai Ltd.	19,400	357,535
Sanyo Special Steel Co., Ltd.	16,100	413,234
Sapporo Holdings Ltd.	28,700	909,463
Sato Holdings Corp.	10,900	265,216
Sawai Pharmaceutical Co., Ltd.	8,500	482,122
SBI Holdings, Inc.	45,000	710,176
SCREEN Holdings Co., Ltd.	7,100	556,488
SCSK Corp.	9,176	395,704
Seiko Holdings Corp.	17,400	434,399
Seiren Co., Ltd.	16,400	286,239
Senko Co., Ltd.	60,700	440,234
Senshu Ikeda Holdings, Inc.	48,900	188,803
Seria Co., Ltd.	4,568	259,937
Seven Bank Ltd.	113,000	417,907
Sharp Corp. *(a)	49,000	1,558,791
Shikoku Electric Power Co., Inc.	97,000	1,269,252
Shimachu Co., Ltd.	28,700	808,286
Shimadzu Corp.	48,000	998,021
Shindengen Electric Manufacturing Co., Ltd.	4,200	286,700
Shinko Electric Industries Co., Ltd.	50,100	386,077
Shinko Plantech Co., Ltd.	30,100	259,892
Shinmaywa Industries Ltd.	50,000	491,941
Shinsei Bank Ltd.	27,400	462,396
Ship Healthcare Holdings, Inc.	17,300	541,003
Shizuoka Gas Co., Ltd.	53,900	421,144
SHO-BOND Holdings Co., Ltd.	1,800	110,769
Showa Corp.	56,700	743,211
Showa Sangyo Co., Ltd.	6,200	161,690
Siix Corp.	7,200	306,530
Sintokogio Ltd.	29,800	346,812
SKY Perfect JSAT Holdings, Inc.	97,400	451,619
Skylark Co., Ltd.	36,800	550,422
Sohgo Security Services Co., Ltd.	15,700	756,393
Sony Financial Holdings, Inc.	39,399	654,554
Sotetsu Holdings, Inc.	20,800	536,636
Square Enix Holdings Co., Ltd.	15,000	604,882
Starts Corp., Inc.	4,100	111,196
Starzen Co., Ltd.	3,400	166,317
Sugi Holdings Co., Ltd.	13,400	680,076
Sumco Corp.	44,300	975,777
Sumitomo Bakelite Co., Ltd.	82,000	666,839
Sumitomo Dainippon Pharma Co., Ltd.	43,700	623,699
Sumitomo Mitsui Construction Co., Ltd.	51,580	317,763
Sumitomo Osaka Cement Co., Ltd.	187,000	856,414
Sumitomo Riko Co., Ltd.	34,700	337,019
Sundrug Co., Ltd.	20,000	870,370
Suruga Bank Ltd.	18,500	421,219
Sysmex Corp.	15,500	1,060,816
T-Gaia Corp.	16,400	333,746
Tachi-S Co., Ltd.	25,200	473,348
Tadano Ltd.	30,200	460,264
Taihei Dengyo Kaisha Ltd.	8,500	217,034
Taikisha Ltd.	12,800	372,787
Taisho Pharmaceutical Holdings Co., Ltd.	10,900	830,104
Taiyo Nippon Sanso Corp.	41,000	492,293
Taiyo Yuden Co., Ltd.	49,900	871,219
Takara Holdings, Inc.	49,600	485,187
Takara Standard Co., Ltd.	19,100	326,560
Takasago International Corp.	3,300	114,796
Takasago Thermal Engineering Co., Ltd.	18,300	322,214
Takuma Co., Ltd.	21,900	269,412
Tamron Co., Ltd.	12,400	258,886
The 77 Bank Ltd.	10,800	274,473
The Awa Bank Ltd.	27,000	183,157
The Bank of Kyoto Ltd.	8,200	430,640
The Chiba Bank Ltd.	150,000	1,149,839
The Chugoku Bank Ltd.	27,500	394,191
59
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Daishi Bank Ltd.	5,400	264,435
The Gunma Bank Ltd.	74,200	477,687
The Hachijuni Bank Ltd.	73,100	457,786
The Hiroshima Bank Ltd.	50,000	423,338
The Hokkoku Bank Ltd.	6,200	283,836
The Hyakugo Bank Ltd.	48,000	225,359
The Hyakujushi Bank Ltd.	26,000	94,531
The Iyo Bank Ltd.	51,000	440,265
The Japan Steel Works Ltd.	36,000	912,467
The Japan Wool Textile Co., Ltd.	28,500	255,985
The Juroku Bank Ltd.	8,500	287,159
The Keiyo Bank Ltd.	56,000	274,437
The Kiyo Bank Ltd.	25,000	429,991
The Musashino Bank Ltd.	8,300	269,711
The Nippon Road Co., Ltd.	5,600	322,658
The Nisshin Oillio Group Ltd.	20,500	672,945
The Ogaki Kyoritsu Bank Ltd.	6,800	194,125
The Okinawa Electric Power Co., Inc.	22,765	520,122
The San-in Godo Bank Ltd.	26,100	240,032
The Shiga Bank Ltd.	43,000	246,848
The Shizuoka Bank Ltd.	103,000	1,002,356
The Sumitomo Warehouse Co., Ltd.	51,000	350,065
THK Co., Ltd.	31,100	1,134,410
TIS, Inc.	41,500	1,291,468
TKC Corp.	7,000	220,330
Toa Corp. *	11,700	254,272
Toagosei Co., Ltd.	52,000	674,400
Toda Corp.	71,000	578,451
Toei Co., Ltd.	2,300	249,534
Toho Co., Ltd.	21,500	712,323
Toho Holdings Co., Ltd.	44,800	880,632
Toho Zinc Co., Ltd.	8,300	404,251
Tokai Carbon Co., Ltd.	83,000	829,407
TOKAI Holdings Corp.	37,600	300,632
Tokai Rika Co., Ltd.	39,300	827,190
Tokai Tokyo Financial Holdings, Inc.	55,500	363,332
Token Corp.	3,350	403,952
Tokuyama Corp.	28,200	800,229
Tokyo Broadcasting System Holdings, Inc.	16,500	335,979
Tokyo Century Corp.	10,000	436,195
Tokyo Dome Corp.	29,100	273,248
Tokyo Ohka Kogyo Co., Ltd.	10,500	383,985
Tokyo Seimitsu Co., Ltd.	10,100	401,517
Tokyo Steel Manufacturing Co., Ltd.	40,700	351,528
Tokyo Tatemono Co., Ltd.	41,800	586,384
Tokyu Construction Co., Ltd.	12,700	111,845
Tomy Co., Ltd.	25,900	419,043
Topcon Corp.	21,400	452,472
Toppan Forms Co., Ltd.	43,100	445,991
Topre Corp.	9,900	291,526
Topy Industries Ltd.	11,400	389,491
Toshiba Machine Co., Ltd.	60,000	372,547
Toshiba Plant Systems & Services Corp.	12,800	220,792
Toshiba TEC Corp.	86,000	501,565
Totetsu Kogyo Co., Ltd.	7,700	257,849
Toyo Ink SC Holdings Co., Ltd.	116,000	683,148
Toyo Kohan Co., Ltd.	52,700	225,333
Toyo Tire & Rubber Co., Ltd.	47,000	1,063,448
Toyobo Co., Ltd.	48,200	928,449
Toyota Boshoku Corp.	40,100	807,522
TPR Co., Ltd.	8,600	304,031
Trancom Co., Ltd.	4,800	291,653
Transcosmos, Inc.	15,500	361,475
Trend Micro, Inc.	19,200	1,029,574
Trusco Nakayama Corp.	19,700	504,027
TS Tech Co., Ltd.	30,100	1,077,997
TSI Holdings Co., Ltd.	52,600	440,855
Tsubakimoto Chain Co.	50,000	430,892
60
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Tsumura & Co.	17,800	661,562
Tsuruha Holdings, Inc.	9,300	1,153,038
TV Asahi Holdings Corp.	12,000	241,656
UACJ Corp.	13,830	407,813
UKC Holdings Corp.	28,200	485,379
Ulvac, Inc.	6,000	425,064
Unipres Corp.	33,000	890,993
United Arrows Ltd.	13,400	502,228
United Super Markets Holdings, Inc.	24,200	225,919
United Urban Investment Corp.	331	476,182
Ushio, Inc.	46,700	648,232
USS Co., Ltd.	36,700	741,884
Valor Holdings Co., Ltd.	31,900	725,502
Vital KSK Holdings, Inc.	62,600	508,281
VT Holdings Co., Ltd.	18,200	99,074
Wacoal Holdings Corp.	24,000	685,987
Wacom Co., Ltd.	74,600	364,676
Wakita & Co., Ltd.	19,100	234,961
Warabeya Nichiyo Holdings Co., Ltd.	14,600	361,473
Welcia Holdings Co., Ltd.	13,300	504,764
Xebio Holdings Co., Ltd.	29,200	558,985
Yahoo Japan Corp.	197,600	883,441
Yakult Honsha Co., Ltd.	14,900	1,231,903
Yamabiko Corp.	8,100	110,222
Yamaguchi Financial Group, Inc.	43,000	520,868
Yamato Kogyo Co., Ltd.	16,200	433,334
Yamazen Corp.	40,900	467,615
Yaoko Co., Ltd.	7,700	377,940
Yaskawa Electric Corp.	43,900	1,572,971
Yellow Hat Ltd.	10,100	309,896
Yodogawa Steel Works Ltd.	12,000	351,477
Yokohama Reito Co., Ltd.	36,900	350,948
Yorozu Corp.	22,200	451,663
Yoshinoya Holdings Co., Ltd.	35,100	583,804
Yuasa Trading Co., Ltd.	13,000	479,286
Yurtec Corp.	26,000	227,195
Yusen Logistics Co., Ltd.	22,000	256,508
Zensho Holdings Co., Ltd.	24,200	448,544
Zeon Corp.	70,000	931,960
		283,791,576

Luxembourg 0.4%
APERAM S.A.	18,965	1,019,797
Espirito Santo Financial Group S.A. *(d)	69,773	—
Eurofins Scientific SE	510	319,034
IWG plc	129,165	369,550
L'Occitane International S.A.	114,250	217,080
Samsonite International S.A.	231,100	964,849
Ternium S.A. ADR	6,343	196,696
		3,087,006

Netherlands 2.5%
Aalberts Industries N.V.	25,994	1,281,784
Accell Group	4,026	122,964
Altice N.V., Class A *	24,782	467,353
Altice N.V., Class B *	4,845	91,348
Arcadis N.V.	42,997	993,903
ASM International N.V.	10,225	685,218
ASR Nederland N.V.	7,912	324,349
BE Semiconductor Industries N.V.	4,989	392,047
Beter Bed Holding N.V.	11,848	242,438
Brunel International N.V. (a)	16,139	274,349
Corbion N.V.	26,484	884,909
Core Laboratories N.V.	4,848	484,315
Eurocommercial Properties N.V. CVA	9,812	408,605
Euronext N.V.	7,005	416,032
61
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
ForFarmers N.V.	10,122	123,742
Fugro N.V. CVA *	65,287	841,600
GrandVision N.V.	3,889	97,062
HAL Trust (a)	4,784	887,053
IMCD Group N.V.	6,868	431,957
InterXion Holding N.V. *	5,083	271,381
Koninklijke BAM Groep N.V	139,573	788,413
Koninklijke Vopak N.V.	17,133	741,569
Nostrum Oil & Gas plc *	39,454	197,237
NSI N.V.	7,269	275,653
OCI N.V. *	18,152	430,617
Philips Lighting N.V.	14,437	547,176
PostNL N.V.	165,573	705,670
Refresco Group N.V.	13,588	314,185
SBM Offshore N.V.	45,778	816,960
Sligro Food Group N.V.	7,432	334,296
TKH Group N.V.	11,556	778,175
TomTom N.V. *	24,080	274,337
Vastned Retail N.V.	5,390	235,947
VEON Ltd. ADR	270,881	1,059,145
Wereldhave N.V.	6,489	294,990
Wessanen	5,367	101,935
Yandex N.V., Class A *	23,072	780,526
		18,399,240

New Zealand 0.9%
Air New Zealand Ltd.	307,272	694,171
Auckland International Airport Ltd.	82,502	351,637
Chorus Ltd.	208,833	573,898
EBOS Group Ltd.	13,418	161,620
Fisher & Paykel Healthcare Corp., Ltd.	51,214	464,519
Fonterra Co-operative Group Ltd.	65,122	283,828
Genesis Energy Ltd.	198,059	332,016
Infratil Ltd.	353,046	776,800
Kiwi Property Group Ltd.	241,784	219,225
Mainfreight Ltd.	21,625	361,986
Mercury NZ Ltd.	175,605	395,325
Meridian Energy Ltd.	270,938	528,574
SKY Network Television Ltd.	256,182	438,464
SKYCITY Entertainment Group Ltd.	192,196	511,612
Trade Me Group Ltd.	27,554	85,092
Z Energy Ltd.	115,331	581,698
		6,760,465

Norway 1.5%
Aker A.S.A., A Shares	8,689	393,675
Aker Solutions A.S.A. *	97,909	538,365
Atea A.S.A. *	51,023	643,409
Austevoll Seafood A.S.A.	35,101	351,338
Bakkafrost P/F	5,182	231,552
Borregaard A.S.A.	25,208	242,949
BW LPG Ltd. *	60,056	225,771
Fred Olsen Energy A.S.A. *(a)	299,205	823,948
Gjensidige Forsikring A.S.A.	57,908	1,089,755
Kongsberg Automotive A.S.A. *	319,921	376,401
Kongsberg Gruppen A.S.A.	11,504	209,986
Leroy Seafood Group A.S.A.	59,520	357,445
Petroleum Geo-Services A.S.A. *(a)	383,603	631,003
REC Silicon A.S.A. *(a)	3,772,688	493,387
Salmar A.S.A.	8,897	265,264
Schibsted A.S.A., B Shares	16,759	393,286
Schibsted A.S.A., Class A	14,339	369,710
Sparebank 1 Nord Norge	16,989	134,178
SpareBank 1 SMN	40,420	419,822
SpareBank 1 SR Bank A.S.A.	13,718	151,993
Storebrand A.S.A.	92,632	793,392
62
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
TGS Nopec Geophysical Co. A.S.A.	41,583	956,002
Tomra Systems A.S.A.	21,479	299,780
Veidekke A.S.A.	27,868	312,184
XXL A.S.A.	17,708	190,965
		10,895,560

Portugal 0.6%
Banco Comercial Portugues S.A., Class R *	3,475,130	1,038,471
Banco Espirito Santo S.A. *(d)	320,558	—
CTT-Correios de Portugal S.A.	66,437	391,159
Mota-Engil SGPS, S.A.	100,597	404,038
NOS SGPS, S.A.	66,743	399,923
Redes Energeticas Nacionais SGPS, S.A.	110,666	351,425
Semapa-Sociedade de Investimento e Gestao	16,760	335,110
Sonae SGPS, S.A.	511,723	612,628
The Navigator Co., S.A.	110,672	564,426
		4,097,180

Singapore 2.0%
Ascendas Real Estate Investment Trust	307,900	619,080
Ascott Residence Trust	117,100	102,659
Asian Pay Television Trust	230,800	98,232
CapitaLand Commercial Trust	230,002	292,969
CapitaLand Mall Trust	382,200	566,600
China Aviation Oil Singapore Corp., Ltd.	301,200	391,303
City Developments Ltd.	139,100	1,321,015
Fortune Real Estate Investment Trust	95,500	115,314
Genting Singapore plc	1,211,500	1,084,380
Global Logistic Properties Ltd.	259,900	633,083
Kulicke & Soffa Industries, Inc. *	19,827	449,082
M1 Ltd. (a)	144,500	190,820
Mapletree Greater China Commercial Trust	242,400	208,968
Mapletree Industrial Trust	223,700	318,376
Mapletree Logistics Trust	260,260	242,537
Sakari Resources Ltd. *(d)	18,000	—
SATS Ltd.	143,649	495,500
Sembcorp Marine Ltd. (a)	490,896	695,999
Singapore Exchange Ltd.	111,200	625,798
Singapore Post Ltd. (a)	401,000	378,018
Singapore Technologies Engineering Ltd.	372,200	950,214
StarHub Ltd.	209,500	404,341
Suntec Real Estate Investment Trust	220,000	314,947
United Engineers Ltd.	172,800	334,757
UOL Group Ltd.	101,001	669,805
Venture Corp., Ltd.	101,700	1,453,770
Wing Tai Holdings Ltd.	215,100	378,692
Yangzijiang Shipbuilding Holdings Ltd.	954,600	1,102,811
Yanlord Land Group Ltd.	210,400	276,477
		14,715,547

Spain 1.6%
Acerinox S.A.	67,230	965,886
Almirall S.A. (a)	12,446	120,476
Applus Services S.A.	21,732	303,893
Bankia S.A.	166,743	795,738
Bankinter S.A.	113,732	1,073,259
Bolsas y Mercados Espanoles, SHMSF, S.A.	13,269	455,886
Caja de Ahorros del Mediterraneo *(d)	5,382	—
Cellnex Telecom S.A.U.	12,404	307,892
Cia de Distribucion Integral Logista Holdings S.A.	4,757	111,444
Construcciones y Auxiliar de Ferrocarriles S.A.	6,413	264,071
Ebro Foods S.A.	24,952	600,182
EDP Renovaveis S.A.	30,121	249,114
Ence Energia y Celulosa S.A.	65,272	378,638
Fomento de Construcciones y Contratas S.A. *	31,002	328,740
63
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Grupo Catalana Occidente S.A.	9,185	386,560
Indra Sistemas S.A. *	26,955	387,342
Mediaset Espana Comunicacion S.A.	40,326	438,302
Melia Hotels International S.A.	18,464	252,567
NH Hotel Group S.A.	41,685	263,551
Obrascon Huarte Lain S.A. *(a)	201,575	1,130,379
Prosegur Cia de Seguridad S.A.	83,470	636,995
Sacyr S.A. *	169,400	435,242
Siemens Gamesa Renewable Energy S.A.	32,129	465,864
Talgo S.A.	21,425	105,051
Tecnicas Reunidas S.A. (a)	10,133	326,254
Vidrala S.A.	4,280	386,993
Viscofan S.A.	11,455	693,396
Zardoya Otis S.A.	35,636	386,048
		12,249,763

Sweden 2.2%
AAK AB	5,507	445,062
AddTech AB, B Shares	6,219	137,801
AF AB, B Shares	18,080	372,543
Axfood AB	34,890	630,877
Bergman & Beving AB	14,744	167,753
Betsson AB *	44,575	349,821
Bilia AB	39,216	351,329
BillerudKorsnas AB	42,656	734,153
Bonava AB, B Shares	23,343	339,943
Capio AB	69,262	352,501
Castellum AB	34,624	555,585
Clas Ohlson AB, B Shares	15,370	265,755
Com Hem Holding AB	20,935	314,276
Elekta AB, B Shares	51,764	497,769
Eltel AB *	34,716	98,695
Fabege AB	18,070	381,553
Haldex AB *	7,213	80,150
Hemfosa Fastigheter AB	9,527	115,750
Hexpol AB	38,078	385,134
Holmen AB, B Shares	9,457	464,804
ICA Gruppen AB	17,502	645,460
Indutrade AB	16,931	469,502
Intrum Justitia AB	14,320	501,871
Inwido AB	18,182	200,354
JM AB	24,400	643,817
Kindred Group plc SDR	9,214	117,666
LE Lundbergfortagen AB, B Shares	10,075	786,423
Lindab International AB	21,274	175,348
Loomis AB, Class B	17,005	682,300
Mekonomen AB	9,757	196,966
Modern Times Group MTG AB, B Shares	15,232	581,053
Momentum Group AB, Class B *	2,986	36,738
NCC AB, B Shares	34,415	742,534
Nibe Industrier AB, B Shares	45,064	450,629
Nobia AB	38,445	315,370
Nolato AB, Class B	6,671	369,860
Peab AB	85,231	827,085
Ratos AB, B Shares	152,323	731,135
Saab AB, Class B	12,356	631,247
SAS AB *(a)	80,577	249,278
Sweco AB, B Shares	7,508	160,552
Wihlborgs Fastigheter AB	9,756	231,629
		16,788,071

Switzerland 3.0%
Allreal Holding AG *	2,909	486,208
ALSO Holding AG *	1,096	148,361
Arbonia AG *	14,386	251,627
Autoneum Holding AG	717	193,691
64
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Banque Cantonale Vaudoise	476	342,334
Barry Callebaut AG *	359	560,943
Belimo Holding AG	75	321,606
Bell Food Group AG	299	129,098
BKW AG	4,133	241,583
Bucher Industries AG	1,880	735,590
Burckhardt Compression Holding AG	704	209,730
Cembra Money Bank AG *	4,804	430,363
Conzzeta AG	389	382,121
Daetwyler Holding AG	1,970	330,356
DKSH Holding AG	8,798	738,074
dormakaba Holding AG, Series B *	452	447,377
Dufry AG *	5,400	803,781
Emmi AG *	584	364,595
EMS-Chemie Holding AG	768	503,479
Flughafen Zuerich AG	2,598	565,002
Forbo Holding AG	233	352,286
GAM Holding AG *	64,903	1,011,658
Helvetia Holding AG	1,509	811,214
Huber & Suhner AG	2,229	120,698
Implenia AG	4,773	301,487
Inficon Holding AG *	415	257,759
Kudelski S.A. - BR	13,806	169,519
Logitech International S.A.	19,516	697,880
Metall Zug AG, B Shares	39	149,818
Mobimo Holding AG *	1,095	276,590
OC Oerlikon Corp. AG *	55,174	885,158
Oriflame Holding AG	9,233	332,637
Panalpina Welttransport Holding AG	3,966	545,021
Partners Group Holding AG	1,195	803,743
PSP Swiss Property AG	3,079	271,008
Rieter Holding AG *	776	181,467
Schmolz & Bickenbach AG *	500,296	461,356
Schweiter Technologies AG	228	279,709
SFS Group AG *	2,910	344,772
Sonova Holding AG	6,750	1,218,591
Straumann Holding AG	508	354,686
Sulzer AG	4,841	620,168
Sunrise Communications Group AG *	8,387	697,713
Tecan Group AG	511	108,080
Temenos Group AG *	3,237	373,781
Valiant Holding AG	2,940	302,649
Valora Holding AG	1,501	481,075
Vifor Pharma AG	7,059	907,935
Wizz Air Holdings plc *	11,830	514,601
Zehnder Group AG	7,218	264,801
		22,283,779

United Kingdom 11.0%
AA plc	230,361	523,975
Ashmore Group plc	90,575	463,100
ASOS plc *	1,289	97,509
Atlantica Yield plc	6,536	146,276
Auto Trader Group plc	29,774	135,392
AVEVA Group plc	13,611	456,003
Avon Products, Inc. *	408,351	931,040
B&M European Value Retail S.A.	84,898	447,972
BBA Aviation plc	223,452	944,005
BCA Marketplace plc	63,779	176,405
Beazley plc	53,806	360,941
Bodycote plc	62,947	782,927
Bovis Homes Group plc	37,012	578,092
Brewin Dolphin Holdings plc	44,844	210,514
Britvic plc	55,746	560,330
BTG plc *	13,511	135,253
Cape plc (d)	17,049	60,006
Card Factory plc	78,132	325,737
65
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Centamin plc	211,349	391,155
Chemring Group plc	146,813	336,357
Cineworld Group plc	30,697	270,837
Close Brothers Group plc	30,055	554,311
Coats Group plc	526,022	597,683
Computacenter plc	53,355	705,091
Conviviality plc	77,443	437,395
Costain Group plc	15,921	91,295
Countrywide plc *	109,147	180,842
Cranswick plc	17,160	701,964
Crest Nicholson Holdings plc	48,384	364,083
Daily Mail & General Trust plc	77,691	715,590
Dairy Crest Group plc	65,868	531,457
Dart Group plc	20,182	160,828
De La Rue plc	33,791	314,157
Dechra Pharmaceuticals plc	3,977	108,604
Derwent London plc	8,520	302,822
Dialog Semiconductor plc *	7,611	380,256
Diploma plc	18,766	268,931
Domino's Pizza Group plc	60,190	268,336
Dunelm Group plc	32,501	315,977
EI Group plc *	374,752	669,443
Electrocomponents plc	115,909	1,069,031
Elementis plc	156,615	591,422
EnQuest plc *	868,356	297,227
Essentra plc	86,082	608,589
esure Group plc	75,602	269,603
Evraz plc	230,917	885,040
Fenner plc	105,084	481,158
Ferrexpo plc	32,278	108,976
Fidessa Group plc	10,626	321,210
Galliford Try plc	32,341	524,035
Genus plc	10,152	316,994
Go-Ahead Group plc	18,118	425,923
Grafton Group plc	93,369	1,020,108
Grainger plc	73,640	272,343
Greencore Group plc	136,566	349,653
Greggs plc	39,175	662,866
Halfords Group plc	142,118	623,832
Halma plc	48,712	764,334
Hammerson plc	112,375	782,268
Hargreaves Lansdown plc	18,140	381,053
Hays plc	445,633	1,103,135
Headlam Group plc	35,705	279,787
Hill & Smith Holdings plc	16,877	296,329
HomeServe plc	53,535	608,637
Howden Joinery Group plc	118,129	643,322
Hunting plc *	73,664	512,849
IG Group Holdings plc	111,482	967,604
Indivior plc *	145,591	718,446
Intermediate Capital Group plc	87,551	1,130,490
International Personal Finance plc	205,799	552,814
Interserve plc (a)	241,108	233,766
Intu Properties plc	212,304	609,485
J.D. Wetherspoon plc	29,350	485,316
James Fisher & Sons plc	4,625	95,580
Janus Henderson Group plc	44,956	1,562,221
Jardine Lloyd Thompson Group plc	12,226	211,581
JD Sports Fashion plc	43,670	207,409
John Laing Group plc	35,206	133,543
John Menzies plc	44,215	411,069
Jupiter Fund Management plc	100,082	789,695
KAZ Minerals plc *	99,474	1,074,067
KCOM Group plc	224,539	320,588
Keller Group plc	41,093	511,120
Kier Group plc	28,673	395,815
Ladbrokes Coral Group plc	462,035	781,792
Laird plc	223,086	482,955
66
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Lancashire Holdings Ltd.	99,655	994,661
London Stock Exchange Group plc	21,404	1,068,893
Lookers plc	249,361	347,402
Mapeley Ltd. *(d)	2,199	—
Marshalls plc	45,690	289,277
Marston's plc	334,202	473,166
McCarthy & Stone plc	52,598	111,773
Mears Group plc	23,015	138,547
Melrose Industries plc	322,852	943,003
Merlin Entertainments plc	101,460	510,374
Micro Focus International plc	26,988	947,940
Mitchells & Butlers plc	147,137	499,298
Mitie Group plc	267,057	840,353
Moneysupermarket.com Group plc	92,944	401,068
Morgan Advanced Materials plc	121,086	504,976
Morgan Sindall Group plc	10,585	203,004
N Brown Group plc	101,958	407,872
National Express Group plc	197,712	965,023
NEX Group plc	94,010	791,159
Nomad Foods Ltd. *	14,213	214,616
Northgate plc	112,729	670,750
Ocado Group plc *	26,043	99,499
Pagegroup plc	114,693	712,426
Paragon Banking Group plc	52,033	328,378
PayPoint plc	16,913	206,323
Pendragon plc	1,616,381	542,066
Petra Diamonds Ltd. *	66,455	67,962
Pets at Home Group plc	131,126	306,687
Playtech plc	36,535	477,392
Polypipe Group plc	17,875	97,930
Premier Foods plc *	289,516	150,924
Premier Oil plc *(a)	1,149,656	1,039,639
PZ Cussons plc	71,141	312,276
QinetiQ Group plc	227,670	737,999
Randgold Resources Ltd.	10,320	1,014,123
Rathbone Brothers plc	2,796	95,103
Redrow plc	24,336	210,415
Renewi plc	71,982	99,236
Renishaw plc	2,544	167,364
Rentokil Initial plc	248,183	1,106,734
Rightmove plc	3,908	215,610
Rotork plc	200,692	700,327
RPC Group plc	44,155	552,580
RPS Group plc	120,828	472,206
Saga plc	244,677	621,013
Savills plc	41,978	520,176
Schroders plc	20,000	927,937
Schroders plc, Non-Voting Shares	3,522	117,779
Segro plc	111,292	803,428
Senior plc	178,288	682,831
Serco Group plc *	342,564	530,580
Shaftesbury plc	15,785	207,552
SIG plc	656,241	1,503,020
Soco International plc	120,395	186,309
Spirax-Sarco Engineering plc	12,526	939,903
Spire Healthcare Group plc	70,850	279,550
Spirent Communications plc	262,689	344,529
Sports Direct International plc *	139,394	732,117
SSP Group plc	54,729	425,030
St. James's Place plc	52,914	827,041
St. Modwen Properties plc	22,368	113,099
Stagecoach Group plc	214,017	474,061
Stolt-Nielsen Ltd.	9,652	135,894
SuperGroup plc	4,857	119,598
Synthomer plc	59,432	386,464
TalkTalk Telecom Group plc (a)	266,847	756,671
Telecom Plus plc	15,714	254,621
The Restaurant Group plc	114,185	460,576
67
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
The Unite Group plc	13,544	126,459
Thomas Cook Group plc	544,998	867,125
TP ICAP plc	65,490	473,609
Tullow Oil plc *	446,279	1,079,838
Tyman plc	21,114	95,906
UBM plc	80,523	752,254
Ultra Electronics Holdings plc	17,444	422,402
Vedanta Resources plc	76,513	902,282
Vertu Motors plc	457,437	273,173
Vesuvius plc	96,517	752,984
Victrex plc	18,253	581,192
WH Smith plc	32,651	887,690
Worldpay Group plc	26,450	142,582
		82,621,600
Total Common Stock
(Cost $580,792,205)		740,114,284

Preferred Stock 0.2% of net assets

Germany 0.1%
Sartorius AG	1,028	95,990
Schaeffler AG	25,014	398,824
		494,814

Italy 0.1%
Buzzi Unicem S.p.A.	2,000	31,680
Danieli & C Officine Meccaniche S.p.A - RSP	16,702	277,822
		309,502

Sweden 0.0%
SAS AB	3,575	231,881
Total Preferred Stock
(Cost $1,004,578)		1,036,197

Rights 0.0% of net assets

Australia 0.0%
Nufarm *(d)	12,976	90,324
Total Rights
(Cost $74,669)		90,324

Other Investment Company 2.4% of net assets

United States 2.4%
Securities Lending Collateral 2.4%
Wells Fargo Government Money Market Fund,Select Class 0.96% (b)	18,125,487	18,125,487
Total Other Investment Company
(Cost $18,125,487)		18,125,487
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Barclays Capital, Inc.
U.S. Dollar
0.60%, 11/01/17 (c)	3,342,999	3,342,999
68
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
BNP Paribas
Singapore Dollar
0.01%, 11/01/17 (c)	171,290	125,662
Brown Brothers Harriman
Danish Krone
(0.65%), 11/01/17 (c)	3,623	567
Hong Kong Dolla
0.01%, 11/01/17 (c)	26,148	3,352
New Zealand Dollar
0.95%, 11/01/17 (c)	13,669	9,354
Norwegian Krone
0.05%, 11/01/17 (c)	3,836	469
Swedish Krone
(0.89%), 11/01/17 (c)	34,199	4,085
Swiss Franc
(1.45%), 11/01/17 (c)	14,610	14,644
National Australia Bank
Australian Dollar
0.49%, 11/01/17 (c)	378,246	289,491
Sumitomo Mitsui Banking Corp.
Euro
(0.57%), 11/01/17 (c)	37,905	44,154
Great British Pound
0.05%, 11/01/17 (c)	52,052	69,133
Japanese Yen
(0.24%), 11/01/17 (c)	2,810,932	24,721
Wells Fargo
Canadian Dollar
0.15%, 11/01/17 (c)	74,889	58,049
Total Short-Term Investments
(Cost $3,986,680)		3,986,680

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 12/15/17	75	7,527,750	26,797
At 10/31/17, the values of certain foreign securities held by the fund aggregating $585,354,254 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial 2(a) for additional information)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $17,278,281.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
69
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
Security	Number of Shares	Value ($)
Common Stock 90.7% of net assets

Brazil 5.5%
Ambev S.A.	507,650	3,243,324
B3 SA - Brasil Bolsa Balcao	115,533	844,080
Banco Bradesco S.A.	124,342	1,245,967
Banco do Brasil S.A.	331,115	3,485,954
BRF S.A. *	101,818	1,377,265
CCR S.A.	118,300	658,166
Centrais Eletricas Brasileiras S.A. *	66,616	449,021
Cielo S.A.	86,734	593,375
Companhia de Saneamento Basico do Estado de Sao Paulo	73,910	673,285
Companhia Siderurgica Nacional S.A. *	234,316	603,822
CPFL Energia S.A.	71,261	599,052
Embraer S.A.	148,751	712,539
Gerdau S.A.	24,300	80,522
Itau Unibanco Holding S.A.	26,102	306,557
JBS S.A.	301,500	694,925
Petroleo Brasileiro S.A. *	1,234,358	6,573,080
Tim Participacoes S.A.	229,647	851,532
Ultrapar Participacoes S.A.	81,314	1,941,315
Vale S.A.	547,876	5,376,095
		30,309,876

Chile 0.7%
Cencosud S.A.	298,275	892,360
Empresas Copec S.A.	84,280	1,298,396
Enel Americas S.A.	3,415,764	734,715
Latam Airlines Group S.A.	50,040	689,763
		3,615,234

China 18.2%
Agricultural Bank of China Ltd., Class H	4,310,600	2,030,262
Alibaba Group Holding Ltd. ADR *	6,864	1,269,085
Anhui Conch Cement Co., Ltd., Class H	165,500	708,951
Baidu, Inc. ADR *	5,548	1,353,379
Bank of China Ltd., Class H	13,912,234	6,952,816
Bank of Communications Co., Ltd., Class H	1,271,000	959,520
China CITIC Bank Corp., Ltd., Class H	1,253,000	807,366
China Communications Construction Co., Ltd., Class H	592,322	719,432
China Construction Bank Corp., Class H	16,705,960	14,930,367
China Evergrande Group *	556,000	2,144,689
China Life Insurance Co., Ltd., Class H	351,000	1,163,670
China Merchants Bank Co., Ltd., Class H	382,150	1,459,300
China Minsheng Banking Corp., Ltd., Class H	784,500	759,960
China Mobile Ltd.	928,055	9,334,716
China National Building Material Co., Ltd., Class H (b)	1,844,000	1,556,387
China Overseas Land & Investment Ltd.	364,000	1,181,914
China Pacific Insurance Group Co., Ltd., Class H	170,000	839,428
China Petroleum & Chemical Corp., Class H	11,723,400	8,608,706
China Railway Construction Corp., Ltd., Class H	381,500	479,101
China Railway Group Ltd., Class H	558,000	448,522
China Resources Beer Holdings Co., Ltd.	331,000	955,280
China Resources Land Ltd.	262,000	781,936
China Resources Power Holdings Co., Ltd.	434,000	834,615
China Shenhua Energy Co., Ltd., Class H	755,000	1,806,162
70
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
China Telecom Corp., Ltd., Class H	3,903,000	1,957,348
China Unicom (Hong Kong) Ltd. *	1,543,056	2,189,379
CITIC Ltd.	490,000	717,818
CNOOC Ltd.	4,641,075	6,336,891
Dongfeng Motor Group Co., Ltd., Class H	506,000	694,581
Haier Electronics Group Co., Ltd. *	213,000	561,632
Hengan International Group Co., Ltd.	53,500	527,583
Huaneng Power International, Inc., Class H	1,044,000	698,216
Industrial & Commercial Bank of China Ltd., Class H	12,248,172	9,745,442
JD.com, Inc. ADR *	15,985	599,757
Jiangxi Copper Co., Ltd., Class H	448,000	715,347
Kingboard Chemical Holdings Ltd.	134,000	795,163
Kunlun Energy Co., Ltd.	624,000	578,687
Lenovo Group Ltd.	1,684,000	976,847
People's Insurance Co., Group of China Ltd., Class H	939,000	446,923
PetroChina Co., Ltd., Class H	6,386,000	4,174,517
PICC Property & Casualty Co., Ltd., Class H	488,000	968,431
Ping An Insurance Group Co. of China Ltd., Class H	252,500	2,218,954
Postal Savings Bank of China Co., Ltd., Class H	449,000	271,151
Shimao Property Holdings Ltd.	284,500	596,362
Sinopharm Group Co., Ltd., Class H	130,400	583,867
Tencent Holdings Ltd.	49,100	2,206,804
		100,647,264

Colombia 0.5%
Bancolombia S.A.	35,226	326,547
Ecopetrol S.A.	3,329,965	1,822,584
Grupo Argos S.A.	57,840	377,228
		2,526,359

Czech Republic 0.2%
CEZ A/S	63,407	1,390,344

Greece 0.7%
Alpha Bank AE *	470,793	938,725
Hellenic Telecommunications Organization S.A.	51,735	614,688
HOLDING Co., ADMIE IPTO S.A. *	52,665	112,878
National Bank of Greece S.A. *	3,828,742	1,266,355
Piraeus Bank S.A. *	196,589	565,529
Public Power Corp. S.A. *	143,609	311,300
		3,809,475

Hungary 0.5%
MOL Hungarian Oil & Gas plc	120,132	1,438,662
OTP Bank plc	32,280	1,301,391
		2,740,053

India 4.9%
Bharat Petroleum Corp., Ltd.	89,991	752,935
Bharti Airtel Ltd.	184,900	1,420,462
Coal India Ltd.	208,835	924,112
HCL Technologies Ltd.	32,774	433,119
Hero MotoCorp Ltd.	8,198	487,895
Hindalco Industries Ltd.	198,916	821,951
Housing Development Finance Corp., Ltd.	54,286	1,431,674
ICICI Bank Ltd.	298,315	1,398,449
Indian Oil Corp., Ltd.	197,240	1,266,438
Infosys Ltd.	168,332	2,396,721
ITC Ltd.	143,050	587,334
Mahindra & Mahindra Ltd.	30,319	629,894
NTPC Ltd.	298,739	836,571
Oil & Natural Gas Corp., Ltd.	586,990	1,734,455
Reliance Industries Ltd.	436,142	6,340,902
71
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
State Bank of India	268,076	1,266,065
Tata Consultancy Services Ltd.	30,364	1,230,803
Tata Motors Ltd. *	197,939	1,310,732
Tata Motors Ltd., Class A *	75,589	281,326
Tata Steel Ltd.	66,046	718,282
Vedanta Ltd.	179,885	923,475
		27,193,595

Indonesia 1.3%
Golden Agri-Resources Ltd.	2,059,963	597,043
PT Astra International Tbk	2,640,000	1,557,247
PT Bank Central Asia Tbk	520,300	801,491
PT Bank Mandiri (Persero) Tbk	1,582,200	821,798
PT Bank Rakyat Indonesia (Persero) Tbk	874,000	1,005,537
PT Perusahaan Gas Negara (Persero) Tbk	3,082,900	418,298
PT Telekomunikasi Indonesia (Persero) Tbk	4,797,800	1,431,504
PT United Tractors Tbk	262,600	671,385
		7,304,303

Malaysia 2.0%
Axiata Group Berhad	1,138,500	1,449,815
CIMB Group Holdings Berhad	511,000	741,122
DiGi.com Berhad	415,800	491,083
Genting Berhad	410,000	876,409
Malayan Banking Berhad	780,100	1,704,520
Maxis Berhad	422,854	594,303
Petronas Chemicals Group Berhad	363,800	633,331
Public Bank Berhad	248,565	1,201,198
Sime Darby Berhad	415,400	902,791
Telekom Malaysia Berhad	347,700	521,743
Tenaga Nasional Berhad	563,600	1,996,895
		11,113,210

Mexico 3.1%
Alfa S.A.B. de C.V., Class A	680,800	711,277
America Movil S.A.B. de C.V., Series L	6,925,619	5,974,923
Cemex S.A.B. de C.V., Series CPO *	2,023,956	1,644,776
Coca-Cola Femsa S.A.B. de C.V., Series L	72,300	488,405
Fomento Economico Mexicano S.A.B. de C.V.	201,315	1,757,486
Grupo Bimbo S.A.B. de C.V., Series A	277,900	642,431
Grupo Financiero Banorte S.A.B. de C.V., Class O	169,900	1,008,318
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	302,100	508,812
Grupo Mexico S.A.B. de C.V., Series B	453,536	1,474,745
Grupo Televisa S.A.B., Series CPO	246,717	1,080,077
Wal-Mart de Mexico S.A.B. de C.V.	764,437	1,708,163
		16,999,413

Peru 0.1%
Credicorp Ltd.	3,730	781,211

Philippines 0.2%
PLDT, Inc.	25,895	858,770

Poland 2.3%
Bank Pekao S.A.	20,915	683,417
KGHM Polska Miedz S.A.	61,729	2,086,496
Orange Polska S.A. *	583,691	899,433
PGE S.A. *	390,804	1,401,241
Polski Koncern Naftowy Orlen S.A.	92,940	3,287,242
Polskie Gornictwo Naftowe i Gazownictwo S.A.	365,978	672,547
Powszechna Kasa Oszczednosci Bank Polski S.A. *	122,807	1,307,073
72
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Powszechny Zaklad Ubezpieczen S.A.	108,999	1,406,701
Tauron Polska Energia S.A. *	861,088	832,712
		12,576,862

Republic of Korea 19.3%
CJ Corp.	3,698	616,516
Daelim Industrial Co., Ltd.	7,578	564,783
Dongbu Insurance Co., Ltd.	7,411	466,575
E-Mart, Inc.	4,878	976,474
GS Holdings Corp.	10,321	611,109
Hana Financial Group, Inc.	34,372	1,471,081
Hankook Tire Co., Ltd.	13,282	641,064
Hyosung Corp.	3,918	470,872
Hyundai Engineering & Construction Co., Ltd.	19,382	655,676
Hyundai Glovis Co., Ltd.	4,438	598,965
Hyundai Heavy Industries Co., Ltd. *	9,853	1,378,106
Hyundai Marine & Fire Insurance Co., Ltd.	13,363	541,426
Hyundai Mobis Co., Ltd.	14,183	3,373,740
Hyundai Motor Co.	40,131	5,773,511
Hyundai Steel Co.	23,882	1,227,420
Hyundai Wia Corp.	7,018	404,428
Industrial Bank Of Korea	52,311	716,726
KB Financial Group, Inc.	44,134	2,307,515
Kia Motors Corp.	113,103	3,580,007
Korea Electric Power Corp.	72,197	2,531,196
Korea Gas Corp. *	15,727	574,388
Korea Zinc Co., Ltd.	1,163	531,986
Korean Air Lines Co., Ltd. *	17,398	492,511
KT&G Corp.	13,065	1,236,123
LG Chem Ltd.	9,288	3,348,849
LG Corp.	15,793	1,214,320
LG Display Co., Ltd.	98,075	2,565,698
LG Electronics, Inc.	46,054	3,749,090
LG Uplus Corp.	56,169	644,969
Lotte Chemical Corp.	2,760	911,626
Lotte Corp.	3,501	233,107
Lotte Shopping Co., Ltd.	2,731	548,873
NAVER Corp.	651	520,326
POSCO	25,022	7,293,548
S-Oil Corp.	11,246	1,292,946
Samsung Electro-Mechanics Co., Ltd.	13,757	1,280,057
Samsung Electronics Co., Ltd.	13,626	33,589,517
Samsung Fire & Marine Insurance Co., Ltd.	3,956	965,312
Samsung Heavy Industries Co., Ltd. *	79,866	841,740
Samsung Life Insurance Co., Ltd.	8,387	1,011,173
Samsung SDI Co., Ltd.	5,964	1,098,858
Samsung SDS Co., Ltd.	3,487	645,670
Shinhan Financial Group Co., Ltd.	59,743	2,683,547
SK Hynix, Inc.	64,537	4,758,485
SK Innovation Co., Ltd.	24,815	4,552,082
SK Networks Co., Ltd.	125,691	746,841
Woori Bank	45,197	661,422
		106,900,254

Russia 10.7%
Bashneft PJSC *	5,365	201,738
Gazprom PJSC	8,106,730	17,452,760
Gazprom PJSC ADR	719,000	3,088,403
Lukoil PJSC	260,826	13,808,435
Magnit PJSC	7,564	995,038
MMC Norilsk Nickel PJSC	13,031	2,360,197
Mobile TeleSystems PJSC	405,122	1,950,100
NovaTek PJSC	195,160	2,172,523
Rosneft PJSC	268,270	1,461,998
Rostelecom PJSC	650,850	760,141
Sberbank of Russia PJSC	1,132,740	3,753,847
73
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Severstal PJSC	34,300	526,876
Sistema PJSC FC	4,642,000	1,045,402
Surgutneftegas OJSC	12,759,505	6,365,577
Tatneft PJSC	388,030	2,892,973
VTB Bank PJSC	309,450,000	317,496
		59,153,504

South Africa 5.3%
AngloGold Ashanti Ltd.	101,889	940,080
Barclays Africa Group Ltd.	75,180	744,738
Barloworld Ltd.	83,334	785,790
Bid Corp., Ltd.	39,361	865,796
FirstRand Ltd.	368,381	1,337,161
Gold Fields Ltd.	322,538	1,283,890
Impala Platinum Holdings Ltd. *	286,741	795,639
Imperial Holdings Ltd.	69,036	990,115
MMI Holdings Ltd.	238,245	316,789
MTN Group Ltd.	604,558	5,249,442
Naspers Ltd., N Shares	5,529	1,347,044
Nedbank Group Ltd.	37,311	546,784
Remgro Ltd.	28,703	434,452
Sanlam Ltd.	173,989	870,878
Sappi Ltd.	73,815	494,303
Sasol Ltd.	187,568	5,480,320
Shoprite Holdings Ltd.	62,170	889,804
Standard Bank Group Ltd.	205,366	2,384,788
Steinhoff International Holdings N.V.	217,975	946,249
Telkom SA SOC Ltd.	96,823	362,673
The Bidvest Group Ltd.	54,665	663,699
Tiger Brands Ltd.	19,742	539,187
Vodacom Group Ltd.	48,953	532,018
Woolworths Holdings Ltd.	122,740	489,542
		29,291,181

Taiwan 12.1%
Acer, Inc. *	1,612,496	834,429
Advanced Semiconductor Engineering, Inc.	988,117	1,194,607
Asustek Computer, Inc.	224,041	1,940,215
AU Optronics Corp.	4,130,800	1,692,668
Catcher Technology Co., Ltd.	61,000	649,218
Cathay Financial Holding Co., Ltd.	569,599	941,216
Cheng Shin Rubber Industry Co., Ltd.	257,000	507,267
China Steel Corp.	1,920,198	1,563,625
Chunghwa Telecom Co., Ltd.	560,906	1,915,604
Compal Electronics, Inc.	2,436,305	1,793,778
CTBC Financial Holding Co., Ltd.	1,283,201	821,585
Delta Electronics, Inc.	204,590	984,417
Far Eastern New Century Corp.	1,070,817	918,376
Far EasTone Telecommunications Co., Ltd.	210,622	494,543
Formosa Chemicals & Fibre Corp.	485,442	1,474,780
Formosa Petrochemical Corp.	214,330	750,277
Formosa Plastics Corp.	485,732	1,480,738
Foxconn Technology Co., Ltd.	169,317	540,029
Fubon Financial Holding Co., Ltd.	573,674	914,270
Hon Hai Precision Industry Co., Ltd.	3,218,466	11,962,854
Hotai Motor Co., Ltd.	45,000	522,458
HTC Corp. *	480,473	1,078,285
Innolux Corp.	5,336,357	2,338,957
Inventec Corp.	1,009,639	784,599
Lite-On Technology Corp.	515,167	727,509
MediaTek, Inc.	213,138	2,425,407
Mega Financial Holding Co., Ltd.	999,340	785,578
Nan Ya Plastics Corp.	628,622	1,551,321
Pegatron Corp.	546,264	1,415,506
Pou Chen Corp.	475,267	598,965
Quanta Computer, Inc.	720,500	1,697,376
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Siliconware Precision Industries Co., Ltd.	288,000	456,758
Synnex Technology International Corp.	614,850	779,398
Taiwan Cement Corp.	717,299	797,279
Taiwan Mobile Co., Ltd.	163,334	582,322
Taiwan Semiconductor Manufacturing Co., Ltd.	1,443,803	11,672,136
Uni-President Enterprises Corp.	552,678	1,154,767
United Microelectronics Corp.	3,361,965	1,735,127
Walsin Lihwa Corp.	1,136,000	580,646
Wistron Corp.	1,367,209	1,142,003
WPG Holdings Ltd.	603,000	826,088
		67,026,981

Thailand 1.6%
Advanced Info Service PCL	170,375	997,530
Kasikornbank PCL	122,600	841,524
PTT Exploration & Production PCL	365,100	947,919
PTT Global Chemical PCL	479,600	1,154,967
PTT PCL	252,187	3,188,397
Thai Oil PCL	245,400	753,486
The Siam Cement PCL	31,300	459,701
The Siam Commercial Bank PCL	170,900	753,668
		9,097,192

Turkey 1.4%
Akbank T.A.S.	352,473	932,425
Eregli Demir ve Celik Fabrikalari TAS	280,289	658,716
Haci Omer Sabanci Holding A/S	222,852	620,356
KOC Holding A/S	172,397	771,973
Tupras-Turkiye Petrol Rafinerileri A/S	35,255	1,270,219
Turk Hava Yollari AO *	269,750	740,287
Turkcell Iletisim Hizmetleri A/S	205,682	770,741
Turkiye Garanti Bankasi A/S	384,154	1,058,383
Turkiye Halk Bankasi A/S	196,301	573,449
Turkiye Is Bankasi, Class C	332,648	627,831
		8,024,380

United Arab Emirates 0.1%
Emirates Telecommunications Group Co. PJSC	128,793	625,204
Total Common Stock
(Cost $412,602,255)		501,984,665

Preferred Stock 9.1% of net assets

Brazil 6.3%
Banco Bradesco S.A.	474,487	5,030,174
Centrais Eletricas Brasileiras S.A., Class B	61,320	474,994
Companhia Energetica de Minas Gerais	592,108	1,399,137
Companhia Paranaense de Energia-Copel	58,444	446,463
Compania Brasileira de Distribuicao Grupo Pao de Acucar *	52,515	1,223,258
Gerdau S.A.	443,706	1,485,214
Itau Unibanco Holding S.A.	579,985	7,455,253
Itausa - Investimentos Itau S.A.	251,403	805,400
Metalurgica Gerdau S.A. *	636,177	993,753
Petroleo Brasileiro S.A. *	1,532,554	7,856,489
Telefonica Brasil S.A.	93,072	1,436,779
Vale S.A.	671,828	6,107,714
		34,714,628

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

Security	Number of Shares	Value ($)
Colombia 0.1%
Bancolombia S.A.	62,090	591,907
Grupo Argos S.A.	14,300	86,494
		678,401

Republic of Korea 1.2%
Hyundai Motor Co., Ltd.	6,012	552,986
Hyundai Motor Co., Ltd. 2nd	10,748	1,084,854
LG Chem Ltd.	1,565	362,682
Samsung Electronics Co., Ltd.	2,282	4,570,490
		6,571,012

Russia 1.5%
Sberbank of Russia PJSC	82,000	222,275
Surgutneftegas	2,995,200	1,485,308
Transneft PJSC	2,105	6,659,114
		8,366,697
Total Preferred Stock
(Cost $32,379,525)		50,330,738

Rights 0.0% of net assets

Brazil 0.0%
Cia Energetica de Minas Gerais expires 11/29/17 *	94,071	33,357
Total Rights
(Cost $—)		33,357

Other Investment Company 0.2% of net assets

United States 0.2%
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.96% (c)	1,403,969	1,403,969
Total Other Investment Company
(Cost $1,403,969)		1,403,969
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
BNP Paribas
Hong Kong Dollar
0.01%, 11/01/17 (a)	851,903	109,199
U.S. Dollar
0.60%, 11/01/17 (a)	552,199	552,199
Brown Brothers Harriman
Euro
(0.57%), 11/01/17 (a)	4,385	5,108
Singapore Dollar
0.01%, 11/01/17 (a)	3,239	2,376
South African Rand
7.00%, 11/01/17 (a)	101,056	7,148
Total Short-Term Investments
(Cost $676,030)		676,030

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2017 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index expires 12/15/17	54	3,035,340	(3,606)
At 10/31/17, the values of certain foreign securities held by the fund aggregating $379,074,434 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,331,448.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
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Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	December 15, 2017

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	December 15, 2017